As filed with the Securities and Exchange Commission on February 23, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report September 30, 2021

Class	Class	Class	Class
I	N	A	R	6
Shares	Shares	Shares	Shares
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	DDTRX
DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	DDCFX
DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–
DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	–
DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	DDLDX
DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	DDCPX
DoubleLine Flexible Income Fund	DFLEX	DLINX	–	DFFLX
DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–
DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–
DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–
DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–
DoubleLine Ultra Short Bond Fund	DBULX	DLUSX	–	–
DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–
DoubleLine Colony Real Estate and Income Fund	DBRIX	DLREX	–	–
DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–	–
DoubleLine Income Fund	DBLIX	DBLNX	–	–
DoubleLine Multi-Asset Trend Fund	DBMOX	DLMOX	–	–

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	|	September 30, 2021	3

President’s Letter	(Unaudited) September 30, 2021

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report for the six-month period ended September 30, 2021. On the following pages, you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2021

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) September 30, 2021

•	Agency Residential Mortgage-Backed and Agency Commercial Mortgage-Backed Securities (Agency RMBS and Agency CMBS)

For the six-month period ended September 30, 2021, Agency residential mortgage-backed securities (Agency RMBS) and Agency commercial mortgage-backed securities (Agency CMBS) posted positive returns. The Bloomberg US Mortgage-Backed Securities Index returned 0.43% but significantly underperformed both the Bloomberg US Government Bond Index and the Bloomberg US Corporate Bond Index. The U.S. Treasury curve flattened during the period, with two-year yields up 12 basis points (bps) and 10-year yields down 25 bps. Longer-tenor interest rates decreased in the middle of the year on concerns that the Delta variant of COVID-19 would slow economic growth. The 30-year mortgage rate, as measured by the Freddie Mac U.S. Mortgage Market Survey 30 Year Homeowner Commitment National Index, followed a general downward trajectory for most of the six-month period, reaching as low as 2.77% in early August before climbing to 3.01% by the end of September. Over the six-month period, conditional prepayment rate speeds slowed. Gross issuance of Agency RMBS and Agency CMBS remained elevated. April was record-breaking for Agency RMBS, with gross issuance reaching $374 billion. For the six-month period, Agency RMBS gross issuance totaled roughly $1.7 trillion, compared to roughly $1.5 trillion during all of 2019. Agency CMBS issuance reached roughly $81.2 billion in the six-month period. The impact of the large supply of Agency RMBS was mitigated by the Federal Reserve’s continued purchases.

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the six-month period ended September 30, 2021, non-Agency residential mortgage-backed securities (non-Agency RMBS) rallied as home price appreciation accelerated. Deal redemption volume slowed from previous months before the six-month period but still reached nearly $14.5 billion. The sector continued to benefit from solid fundamentals, as 70% to 85% of loans affected by COVID-19’s impact either prepaid or became current—partially attributable to forbearance assistance programs and rising home prices. Home prices hit their all-time year-over-year high of 19.9% in July, the most recent month for which data was available as measured by the S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index. In September, Freddie Mac announced a tender offer for eight Structured Agency Credit Risk bonds of vintages between 2014 and 2017. The total amount to be purchased was $650 million of original face value, where the tender price would range from 50 cents to $1 higher than current market levels. The bonds chosen for the tender offer did not offer any capital relief to Freddie Mac. The tender offer was 2.5x oversubscribed, and Freddie Mac accepted the entire early tender.

•	Non-Agency Commercial Mortgage-Backed Securities (Non-Agency CMBS)

For the six-month period ended September 30, 2021, spreads of non-Agency commercial mortgage-backed securities (non-Agency CMBS) moved tighter alongside a broader economic reopening combined with improving credit fundamentals and a market awash with liquidity. While there were some bouts of spread volatility due to Delta variant concerns, the non-Agency CMBS market continued to improve. The period marked $79.0 billion in new issuance, compared to $20.3 billion in the same period a year ago. While issuance of conduit bonds comprised roughly 40% of 2019 issuance, it is expected to fall to around 30% in 2021, according to data compiled from several financial research firms, with single asset, single borrower issuance increasing to 44% from 39% in 2019 and commercial real estate collateralized loan obligation issuance increasing to 29% from 17%. For the six-month period, AAA last cash flows (LCFs) tightened by 4 basis points (bps) while BBB- LCFs tightened by 40 bps. While conduit BBB- paper initially widened in the second half of the period on heavy supply, lower-quality new-issue conduit BBB- paper caused additional widening in September. The delinquency rate for commercial real estate loans peaked at 6.52% during the six-month period as a result of volatility associated with the pandemic, but the delinquency rate trended down to 5.25% at the end of September, as measured by financial data firm Trepp. The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned 1.84% for the six-month period, underperforming the broader Bloomberg US Aggregate Bond Index’s 1.88%.

•	Emerging Markets (EM) Debt

For the six-month period ended September 30, 2021, the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD), which tracks U.S. dollar-denominated, emerging markets (EM) fixed income sovereign debt, returned 3.33%. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), which tracks U.S. dollar-denominated, EM fixed income corporate debt, returned 2.35%. Spreads widened 2 basis points (bps) for the EMBI GD and 5 bps for the CEMBI BD. EM credits benefited in the second quarter of 2021 from improved investor sentiment amid optimism over COVID-19 vaccine deployment and the continued reopening of global economies. However, the emergence of the Delta variant and concerns over a more hawkish Federal Reserve and slowing growth in China led to volatility in the later stages of the third quarter. Falling long-end U.S Treasury yields during the six-month period

Semi-Annual Report	|	September 30, 2021	5

Financial Markets Highlights (Cont.)

contributed to returns, particularly for the longer-duration EMBI GD. During the period, the 10-year U.S. Treasury yield fell 25 bps while the two-year U.S. yield increased 12 bps. Returns across all regions were positive for the EMBI GD and CEMBI BD. Africa was the best-performing region in the EMBI GD, and Europe was the best performer in the CEMBI BD. Asia had the lowest positive return in both indexes. EM high yield credits outperformed their investment grade counterparts in both indexes.

•	International Sovereign

For the six-month period ended September 30, 2021, the FTSE World Government Bond Index (FTSE WGBI) returned negative 0.27%, driven primarily by foreign currency depreciation versus the U.S. dollar. The Australian dollar was the worst-performing G-10 currency; the U.S. dollar strengthened against all G-10 peers except for the Swiss franc. The period was largely characterized by uncertainty regarding the recovery amid the spread of COVID-19 variants and mixed economic data, creating a choppy environment for the dollar. By the end of the period, however, labor market improvement and higher-than-expected inflation prints prompted the Federal Reserve to signal that it would soon begin tapering its bond-buying program, in place since the start of the pandemic. The euro weakened versus the dollar over the six-month period, as the European Central Bank maintained a more dovish stance than the Fed despite data pointing to a robust economic rebound as European countries accelerated their vaccination campaigns and took steps to reopen their economies. Global government yield curves generally flattened, with market participants growing increasingly concerned about a potential growth slowdown amid the spread of the Delta variant and weaker Chinese economic data as Chinese authorities engaged in a broad regulatory push. Safe havens such as the United States and Israel were the largest contributors to performance in the FTSE WGBI while European and Australian government bond exposure lagged.

•	Investment Grade (IG) Credit

For the six-month period ended September 30, 2021, U.S. investment grade (IG) credit spreads narrowed by 6 basis points (bps) to 80 bps, as measured by the Bloomberg US Credit Index, outperforming duration-matched U.S. Treasuries by 83 bps. The index’s return was 3.30%. The best-performing sectors on a total return basis were industrial (other), midstream and railroads. The worst performers were supranationals, foreign agency and gaming. Long-duration credit returned 6.26% versus 1.63% for intermediate-duration credit and 0.38% for short-duration credit. At the ratings level, bonds rated BBB returned 3.75% versus 3.29% for bonds rated AA, 3.09% for bonds rated A and 1.42% for bonds rated AAA. U.S. dollar-denominated IG gross new issuance was $830.8 billion, and net new issuance was $260.5 billion, as reported by Barclays. IG funds registered $178 billion of inflows, according to data from financial data firm EPFR Global reported by Wells Fargo.

•	Bank Loans

For the six-month period ended September 30, 2021, the S&P/LSTA Leveraged Loan Index returned 2.60%, with the lower end of the credit quality spectrum outperforming the higher end as market participants continued to exhibit an interest in riskier products. Loans rated CCC returned 5.58% during the period, outperforming the 2.68% return of loans rated B and the 1.66% return of loans rated BB. The weighted average bid price of the index ended the period at $98.62, up from $97.55 in March. The trailing 12-month default rate declined from 3.15% on a principal basis in March to 0.35% in September as borrowers benefited from rebounding markets and stabilizing earnings.

•	U.S. High Yield (U.S. HY)

For the six-month period ended September 30, 2021, the Bloomberg US Corporate High Yield Index returned 3.65%. Intermediate-maturity bonds returned 3.24%, underperforming long-maturity bonds, which returned 8.93%. Lower-rated bonds performed best, as bonds rated CCC returned 4.27%, followed by bonds rated BB, which returned 3.98%, and bonds rated B, which returned 2.78%. Notable outperformers by industry were oil field services, independent energy and life insurance. Notable laggards were natural gas utilities, pharmaceuticals and refining.

•	Collateralized Loan Obligations (CLOs)

For the six-month period ended September 30, 2021, the collateralized loan obligation (CLO) market priced $90.5 billion in new issuance across 181 transactions. August delivered the highest total, with $19.2 billion pricing across 35 deals. After adding September’s volume, year- to-date primary issue totaled $130.2 billion, surpassing the annual issuance record of $128.9 billion set in 2018. Reset activity, when the debt on existing portfolios is repriced and deal reinvestment periods are extended, and refinance activity were also elevated, as 2020 vintage deals exited their one-year noncall periods, and spread levels remained favorable. Refi and reset

6	DoubleLine Funds Trust

(Unaudited) September 30, 2021

activity contributed an additional $120.3 billion of deal volume over the six-month period. Secondary trading volumes were lower on average, in part due to the primary pipeline’s unprecedented flow. CLO market-based metrics improved on the heels of the S&P/LSTA Leveraged Loan Price Index, which gained 1.10%. CLO fundamentals also strengthened, resulting in improvements to minimum overcollateralization cushions and reductions of collateral concentrations rated CCC. The last 12-month U.S. leveraged loan default rate by principal amount also declined, ending September at 0.35%, 280 basis points below its starting level. Spreads across the capital structure tightened modestly in the six-month period. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index gained 1.16%.

•	Global Equities

For the six-month period ended September 30, 2021, global equities rose 6.49%, as measured by the Morgan Stanley Capital International All Country World Index. U.S. equities outperformed, with the S&P 500 Index returning 9.18%. European equities underperformed the global and U.S. markets, with the Euro Stoxx 50 Index returning 5.17%. Asian equity markets also underperformed, with Japanese equities up 1.63%, as measured by the Nikkei 225 Index, and Chinese equities up 5.83%, as measured by the Shanghai Stock Exchange Composite Index. Emerging markets equities underperformed significantly, falling 3.32%, as measured by the Morgan Stanley Capital International Emerging Markets Index.

•	Commodities

For the six-month period ended September 30, 2021, the broad commodity market rallied strongly, with the Bloomberg Commodity Index up 20.75% and the S&P GSCI up 21.75%. Energy was the best-performing sector, rallying 33.92% as natural gas (+112.13%), Brent crude (+30.15%) and WTI crude (+29.02%) surged higher, as measured by the S&P GSCI. Precious metals were mixed, with the sector edging up 0.69% as gold rallied 2.07% in the face of declines by palladium (-27.49%), platinum (-19.15%) and silver (-10.55%). Industrial metals appreciated 11.38%, with the strongest performer aluminum (+28.12%) and the laggard copper (+1.36%). The agriculture sector increased 11.13%, with the strongest performer coffee (+50.20%) and the weakest soybeans (-6.11%).

•	Infrastructure Debt

For the six-month period ended September 30, 2021, infrastructure debt performed roughly in line with the Bloomberg US Aggregate Bond Index return of 1.88%. Intermediate- and long-term U.S. interest rates rallied, with the seven-year Treasury yield down 13 basis points (bps), the 10-year yield down 25 bps and the 30-year yield down 37 bps. The moves formed a considerable tailwind for longer-duration infrastructure debt in the telecom and utility sectors, which generated strong returns, per the Bloomberg Long Utility Index. As for infrastructure debt in securitized form, rail car, shipping container and aviation asset-backed securities were the best performers, according to the ICE Bank of America U.S. Fixed-Rate Miscellaneous Asset-Backed Securities Index, as the reopening of the global economy boosted demand for these assets. On the fiscal policy front, the U.S. Congress continued to make progress on a broad infrastructure spending package but had yet to cross the finish line as of the end of the period.

•	Asset-Backed Securities (ABS)

For the six-month period ended September 30, 2021, the performance of asset-backed securities (ABS) was positive across the board, but it failed to keep pace with the duration-fueled rallies in the Bloomberg US Aggregate Bond Index, which was up 1.88%, and Bloomberg US Corporate Bond Index, which was up 3.54%. The Bloomberg US ABS Index returned 0.39%, and the ICE Bank of America U.S. Fixed-Rate Miscellaneous ABS Index returned 1.20%. After a sharp sell-off in U.S. Treasury rates during the first quarter, the yield curve flattened during the second and third quarters as two-year rates rose 12 basis points (bps), hindering ABS performance, and 10-year rates rallied 25 bps, helping the performance of the Bloomberg US Aggregate Bond Index. Spread changes for ABS were especially favorable during the six-month period as nearly all sectors enjoyed some compression, with whole business ABS and railcar ABS spreads narrowing by roughly 50 bps. Capital market conditions were also favorable, as gross ABS issuance totaled $150 billion.

•	U.S. Large-Cap Equities

For the six-month period ended September 30, 2021, the large-cap U.S. equity market rallied, with the S&P 500 Index up 9.18% and the Dow Jones Industrial Average up 3.54%. Small-cap stocks underperformed in the period, with the Russell 2000 Index declining 0.26%. Value stocks appreciated moderately, with the Russell 1000 Value Index up 4.39%. The best-performing sectors in the period were technology (+13.05%), financials (+11.34%) and real estate (+11.02%), according to the Consumer Discretionary Select Sector Total Return Index. The weakest performers were industrials (+0.06%), materials (+1.32%) and utilities (+1.36%).

Semi-Annual Report	|	September 30, 2021	7

Financial Markets Highlights (Cont.)

•	Government Securities

The six-month period ended September 30, 2021, was a roller-coaster ride for the U.S. Treasury market. The period started after market optimism about growth and inflation climbed in March. Strong fiscal support, monetary accommodation and the COVID-19 vaccine rollout had taken Treasury yields sharply higher in the first quarter, with the 10-year yield reaching 1.77% in late March. The April employment report, released in early May, did not meet analyst expectations. Growth and inflation forecasts were revised lower. Technicals exacerbated the downdraft in yields as a rolling short-covering trend put downward pressure on yields through June and July, taking the 10-year yield down to 1.18% in early August. Yields would turn higher later in August, however, driven by surging inflation, brought on by a combination of strong demand for goods and stubborn supply chain disruptions, and hawkish messaging from the Federal Reserve. A gradual rate rise through mid-September accelerated into month-end driven by a hawkish Federal Open Market Committee meeting. Yields across the curve broke higher. The 10-year yield reached 1.54% in late September before ending the month at 1.49%. The Bloomberg US Treasury Index returned 1.83% over the six-month period.

8	DoubleLine Funds Trust

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2021

DoubleLine Total Return Bond Fund

For the six-month period ended September 30, 2021, I-Shares of the DoubleLine Total Return Bond Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of 1.88%. The Fund maintained a higher allocation to credit relative to the index. For the most part, the Fund’s mix of securitized credit, which included non-Agency residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations, outperformed government-guaranteed assets such as U.S. Treasuries and Agency mortgage-backed securities. The Fund’s mix of securitized credit largely performed in line with investment grade corporate bonds within the index. Slightly detracting from the Fund’s performance was its underweight to duration relative to the index during a period when the U.S. Treasury curve flattened, and the 10-year Treasury yield fell 25 basis points. The Fund’s average duration was 4.1 years relative to the index’s 6.5.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	1.96%

N-Share	1.73%

R6-Share	1.98%

Bloomberg US Aggregate Bond Index*	1.88%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the six-month period ended September 30, 2021, I-Shares of the DoubleLine Core Fixed Income Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of 1.88%. Most sectors within the Fund delivered positive returns during a period of falling long-end yields as rising inflation, supply chain constraints and new waves of COVID-19 infections weighed on the economic recovery. The Fund’s best-performing sectors included U.S. high yield corporate debt, commercial mortgage-backed securities and U.S. investment grade debt. Global sovereign bonds were the only sector to detract from performance. A majority of the Fund’s outperformance can be attributed to its exposure to nontraditional fixed income sectors and an overweight credit position relative to the index.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	2.01%

N-Share	1.88%

R6-Share	1.93%

Bloomberg US Aggregate Bond Index*	1.88%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the six-month period ended September 30, 2021, the DoubleLine Emerging Markets Fixed Income Fund underperformed the benchmark J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD) return of 3.33%. The performance of the EMBI GD was driven primarily by falling U.S. Treasury yields on the long end of the curve and accrued interest. The Fund’s overweight in investment grade (IG) credits relative to the index detracted from performance, as emerging markets high yield credits outperformed their IG counterparts. The Fund’s allocation to corporate and quasi-sovereign credits detracted from performance as corporate credits underperformed sovereign credits. The Fund’s allocation in Latin America detracted from performance, particularly its overweight relative

Semi-Annual Report	|	September 30, 2021	9

Management’s Discussion of Fund Performance (Cont.)

to the index in Mexico and Chile and underweight in Ecuador. The Fund’s underweight in El Salvador and overweight in India contributed to performance.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	1.80%

N-Share	1.76%

J.P. Morgan Emerging Markets Bond Global Diversified Index*	3.33%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

For the six-month period ended September 30, 2021, the DoubleLine Multi-Asset Growth Fund underperformed its blended benchmark return of 4.20%. The Fund’s U.S. equity allocation, which utilized derivatives, contributed to performance, driven by the Fund’s overweight relative to the benchmark in U.S. equities. The Fund’s fixed income allocation detracted from performance, as the Fund maintained nearly zero duration, significantly lower than the benchmark. The Fund’s positions in real assets, driven by a systematic long-short commodity strategy implemented through swaps, detracted from performance.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	3.96%

A-Share*

Without Load	3.75%

With Load	-0.65%

S&P 500 Index**	9.18%

Blended Benchmark USD Unhedged**, ***	3.92%

Blended Benchmark USD Hedged**, ***	4.20%

*

Performance data shown for the Multi-Asset Growth Fund’s Class A shares (With Load) reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A Without Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

**	Reflects no deduction for fees, expenses, or taxes.

***

The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) Hedged to USD.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the six-month period ended September 30, 2021, the DoubleLine Low Duration Bond Fund outperformed the benchmark ICE Bank of America 1-3 Year U.S. Treasury Index return of 0.02%. All sectors within the Fund contributed positive returns during a period of falling long-end yields as rising inflation, supply chain constraints and new waves of COVID-19 infections weighed on the economic recovery. The Fund’s best-performing sector was commercial mortgage-backed securities, as the Fund’s allocation to higher-rated tranches continued to recover in the wake of the pandemic. While all sectors within the Fund had positive returns, governments were the laggard. A majority of

10	DoubleLine Funds Trust

(Unaudited) September 30, 2021

the Fund’s outperformance can be attributed to its exposure to nontraditional fixed income sectors and an overweight credit position relative to the index.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	0.67%

N-Share	0.54%

R6-Share	0.68%

ICE BofA 1-3 Year U.S. Treasury Index*	0.02%

Bloomberg US Aggregate 1-3 Year Bond Index*	0.14%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the six-month period ended September 30, 2021, the DoubleLine Floating Rate Fund underperformed the benchmark S&P/LSTA Leveraged Loan Index return of 2.60%. Within its bank loan allocation, the Fund generally maintained an overweight position relative to the index in credits rated B and an underweight position in credits rated BB and CCC. Loans rated BB underperformed the index considerably, loans rated B outperformed slightly, and loans rated CCC outperformed materially. The Fund’s underweight relative to the index in loans rated CCC detracted from performance, the underweight of loans rated BB contributed to performance, and the overweight of loans rated B was a slight positive. However, a bias toward higher-quality credits among B names was a headwind for Fund performance given that riskier names had a sharper rally. On a sector basis, the Fund’s overweight relative to the index in electronics/electrical and healthcare contributed to performance while its overweight in retailers, and chemicals and plastics detracted from performance. The Fund’s underweight in cable and satellite television, radio and television, and utilities contributed to performance while its underweight in lodging and casinos, and oil and gas detracted from performance. The Fund’s exposure to high yield bonds detracted from performance as did its small cash balance.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share*	2.15%

N-Share*	2.02%

S&P/LSTA Leveraged Loan Index**	2.60%

*

The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 calendar days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the six-month period ended September 30, 2021, DoubleLine Shiller Enhanced CAPE® outperformed the S&P 500 Index return of 9.18%. The Shiller Barclays CAPE® U.S. Sector Total Return USD Index (the “CAPE Index”), to which the Fund gained exposure through the use of swap contracts, was allocated to five sectors during the period: real estate, technology, healthcare, financials and communications services, with all contributing positively to the CAPE Index’s return. The fixed income collateral portfolio increased in value, with all sectors contributing positively. The fixed income sectors with the highest returns were commercial mortgage-backed securities, bank loans and non-Agency mortgage-backed securities.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	9.61%

N-Share	9.43%

R6-Share	9.64%

S&P 500 Index*	9.18%

Shiller Barclays CAPE® U.S. Sector TR USD Index*	9.07%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	|	September 30, 2021	11

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Flexible Income Fund

For the six-month period ended September 30, 2021, the DoubleLine Flexible Income Fund outperformed the benchmark ICE Bank of America 1-3 Year Eurodollar Index return of 0.49%. Most sectors within the Fund delivered positive returns during a period of falling long-end yields as rising inflation, supply chain constraints and new waves of COVID-19 infections weighed on the economic recovery. The Fund’s best-performing sectors included U.S. high yield corporate debt, commercial mortgage-backed securities and non-Agency residential mortgage-backed securities. Global sovereign bonds were the only sector to detract from performance. The Fund increased its allocation to bank loans during the period.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	2.30%

N-Share	2.07%

R6-Share	2.22%

ICE BofA 1-3 Year Eurodollar Index*	0.49%

LIBOR USD 3 Month*	0.07%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the six-month period ended September 30, 2021, the DoubleLine Low Duration Emerging Markets Fixed Income Fund underperformed the benchmark J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year return of 1.61%. The Fund’s overweight relative to the index in sovereign credits, which generally outperformed their corporate counterparts, contributed to performance. The Fund’s overweight in investment grade credits, which underperformed their high yield counterparts in the index, detracted from performance. Also detracting from the Fund’s performance were its underweight in Europe, the best-performing region in the index, and its large overweight in Asia, the weakest performer.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	0.59%

N-Share	0.57%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index*	1.61%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the six-month period ended September 30, 2021, the DoubleLine Long Duration Total Return Bond Fund underperformed the benchmark Bloomberg US Long Government/Credit Index return of 6.52%. The largest driver of the Fund’s underperformance was its underweight to duration relative to the index. The Fund’s average duration was 16.1 years versus the index’s 16.5 years. The Fund’s underweight relative to the index to long-duration Treasuries detracted from performance, as long-duration Treasuries outperformed long-duration Agency collateralized mortgage obligations, which the Fund primarily owned. Additionally, long-duration investment grade corporate bonds, which the Fund did not own, modestly outperformed the Fund’s position in Agency residential mortgage-backed securities.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	5.47%

N-Share	4.97%

Bloomberg US Long Government/Credit Index*	6.52%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) September 30, 2021

DoubleLine Strategic Commodity Fund

For the six-month period ended September 30, 2021, the DoubleLine Strategic Commodity Fund generated a positive return but underperformed the benchmark Bloomberg Commodity (BCOM) Index Total Return return of 20.77%. The Fund was 100% allocated to the Morgan Stanley Backwardation Focused Multi-Commodity Index (to which the Fund gained exposure through the use of swap contracts) (beta exposure), which increased 13.03%. The primary driver of the Fund’s underperformance was the lack of exposure to natural gas relative to the index, as the commodity increased 106.71% during the period, according to the BCOM. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in U.S. Treasuries, which added incremental return.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	12.28%

N-Share	12.18%

Bloomberg Commodity Index Total Return*	20.77%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the six-month period ended September 30, 2021, the DoubleLine Global Bond Fund underperformed the benchmark FTSE World Government Bond Index return of negative 0.27%. The negative performance for the Fund and index was primarily driven by foreign currency depreciation against the U.S. dollar. The dollar, as measured by the U.S. Dollar Index (DXY), strengthened against most of its G-10 peers. The Fund’s underweight in core and periphery European countries relative to the index contributed to performance. The largest detractors from the Fund’s performance included its underweight in the United States, overweight in Peru, and its overweight in Central and Eastern Europe countries.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	-0.71%

N-Share	-0.86%

FTSE World Government Bond Index (WGBI)*	-0.27%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the six-month period ended September 30, 2021, the DoubleLine Infrastructure Income Fund underperformed the benchmark Bloomberg US Aggregate Bond Index return of 1.88%. The period was a generally favorable environment for fixed income assets, as risk appetite remained strong and long-term U.S. Treasury yields declined. The top-performing sectors in the Fund were longer-duration corporate bonds issued by industrial and telecom-related entities. Infrastructure investments in securitized form also contributed to performance, as their monthly interest income remained high. No sectors in the Fund detracted from performance in a material way.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	1.63%

N-Share	1.50%

Bloomberg US Aggregate Bond Index*	1.88%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	|	September 30, 2021	13

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Ultra Short Bond Fund

For the six-month period ended September 30, 2021, I-Shares of the DoubleLine Ultra Short Bond Fund outperformed the benchmark ICE Bank of America 3-Month U.S. Treasury Bill Index return of 0.01%. Within the Fund, corporate credit outperformed U.S. Treasuries, with corporate spreads tightening 0.07%, as measured by the Bloomberg US 1-3 Year Credit Index. The short end of the investment grade credit market outperformed the broader credit market, as corporations issued longer-term bonds to try and lock in low-cost funding, causing a lack of supply on the short end that tightened spreads. The three-month Treasury yield ended the period at 0.03%, while the three-month London Interbank Offered Rate (LIBOR) was 0.13%. The Fund’s overweight in commercial paper and floating-rate notes relative to the ICE BofA 3-Month U.S. Treasury Bill Index contributed to the Fund’s performance, as the paper and notes benefited from the yield advantage of three-month LIBOR versus three-month T-bills.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	0.20%

N-Share	0.00%

ICE BofA 3-Month U.S. Treasury Bill Index*	0.01%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the six-month period ended September 30, 2021, DoubleLine Shiller Enhanced International CAPE® outperformed the broad European equity market, as measured by the benchmark Morgan Stanley Capital International (MSCI) Europe Net Return USD Index return of 5.75%. The Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (“the CAPE Index”), to which the Fund gained exposure through the use of swap contracts, was allocated to six sectors: healthcare, financials, energy, consumer staples, consumer discretionary and communication services. The best-performing sector was energy while the worst performer was healthcare. The fixed income collateral portfolio increased in value, with all sectors contributing positively. The fixed income sectors with the highest returns were commercial mortgage-backed securities, non-Agency residential mortgage-backed securities and bank loans.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	6.03%

N-Share	5.82%

MSCI Europe Net Return USD Index*	5.75%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Colony Real Estate and Income Fund

For the six-month period ended September 30, 2021, the DoubleLine Colony Real Estate and Income Fund outperformed the benchmark Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index return of 13.16%. The Fund’s exposure to the REIT sector of the U.S. equity market was obtained through the use of swap contracts to the Colony Capital Fundamental U.S. Real Estate Index, which increased 13.32%. The Fund’s fixed income allocation contributed to performance, with commercial mortgage-backed securities, investment grade corporate bonds and collateralized loan obligations representing the biggest contributors.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	14.47%

N-Share	14.29%

Dow Jones U.S. Select REIT Total Return Index*	13.16%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

14	DoubleLine Funds Trust

(Unaudited) September 30, 2021

DoubleLine Emerging Markets Local Currency Bond Fund

For the six-month period ended September 30, 2021, the DoubleLine Emerging Markets Local Currency Bond Fund underperformed the benchmark J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified return of 0.32%. The performance of the index was driven by generally higher government bond yields in emerging markets and foreign currency depreciation against the U.S. dollar. The Fund benefited from its overweight relative to the index in Indonesia and Israel as well as its underweight in Thailand. Detractors from Fund performance included its underweight in Russia and China, and overweight in the Philippines.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	-1.64%

N-Share	-1.65%

JPM GBI-EM Global Diversified Index*	0.32%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Income Fund

For the six-month period ended September 30, 2021, the DoubleLine Income Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of 1.88%. The Fund’s outperformance was driven by asset allocation, as the Fund maintained a larger exposure to credit assets than the index and credit assets performed well. The best-performing sector in the Fund was non-Agency commercial mortgage-backed securities, which benefited from various regional economies reopening and declining delinquency metrics. The laggard sector was Agency residential mortgage-backed securities, as expectations for future increases of the federal funds rate weighed on their performance.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	2.30%

N-Share	2.17%

Bloomberg US Aggregate Bond Index*	1.88%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Trend Fund

For the six-month period ended September 30, 2021, the DoubleLine Multi-Asset Trend Fund outperformed the benchmark Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index return of 2.94%. The Fund’s exposure to momentum risk premia was achieved through the use of swap contracts to the BNP Paribas Multi-Asset Trend Index, which returned 6.92%. The Fund’s use of derivative instruments to gain exposure to the BNP Paribas index facilitated investment of the Fund’s remaining assets in fixed income securities, which contributed to the Fund’s performance.

6-Month Period Ended 9-30-21	6-months (Not Annualized)

I-Share	7.63%

N-Share	7.51%

Credit Suisse Managed Futures Liquid Total Return USD Index*	2.94%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	|	September 30, 2021	15

Management’s Discussion of Fund Performance (Cont.)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2021, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain a Fund’s current prospectus and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doublelinefunds.com. You should read the prospectus and other filings carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including any applicable fee waivers that are in effect with respect to a particular Fund. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doublelinefunds.com.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings as of period end.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Funds. Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY,

16	DoubleLine Funds Trust

(Unaudited) September 30, 2021

EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY AND SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR THE SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

As part of the license agreements related to the use of the Colony Capital Fundamental US Real Estate Index, the DoubleLine Colony Real Estate and Income Fund is required to include the following disclaimers in its Prospectus. The following disclaimers have been provided by Colony Capital, Inc. and Barclays Bank PLC, respectively. Neither the DoubleLine Colony Real Estate and Income Fund nor the Adviser has verified the information in these disclaimers and both the Fund and the Adviser disclaim responsibility for the content of these disclaimers.

Colony Capital, Inc.

The Colony Capital Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. Colony Capital is a registered trademark of Colony Capital QIS, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Colony Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by Colony Capital QIS, LLC or any of its affiliates. Neither Colony Capital QIS, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. Colony Capital QIS, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/ or trade names owned by Colony Capital QIS, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by Colony Capital QIS, LLC. Neither Colony Capital QIS, LLC nor its affiliates are responsible for and have not participated in the determination of

Semi-Annual Report	|	September 30, 2021	17

Management’s Discussion of Fund Performance (Cont.)

the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. Colony Capital QIS, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. Colony Capital QIS, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by Colony Capital QIS, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER COLONY CAPITAL QIS, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. COLONY CAPITAL QIS, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the Colony Capital Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved. Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Colony Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index. Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://index.barcap.com/Home/BINDA. The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

BNP Paribas Multi-Asset Trend Index Disclaimers

The BNP Paribas Multi-Asset Trend Index (the “Index”) is the exclusive property of BNP Paribas, the Index sponsor and Index calculation agent (the “Index Sponsor” and the “Index Calculation Agent”). The Index Sponsor does not guarantee the accuracy and/or completeness of the composition, calculation, publication and adjustment of the Index, any data included therein, or any data on which it is based, and the Index Sponsor shall have no liability for any errors, omissions, or interruptions therein. The Index Sponsor makes no warranty, express or implied, as to results to be obtained from the use of the Index. The Index Sponsor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Sponsor have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

For the avoidance of doubt the Index and/or any account, transaction or product using the information relating to the Index, is not sponsored, endorsed, sold, or promoted by any provider of the underlying data (the “Reference Assets”) comprised in the Index (each a “Reference Asset Sponsor”) and no Reference Asset Sponsor makes any representation whatsoever, whether express or implied, either as to the results to be obtained from the use of the relevant Reference Asset or the index and/or the levels at which the relevant Reference Asset or the Index stands at any particular time on any particular date or otherwise. No Reference Asset Sponsor shall be liable (whether in negligence or otherwise) to any person for any error in a Reference Asset and/or in the Index and a Reference Asset Sponsor is under no obligation to advise any person of any error therein. No Reference Asset Sponsor is making any representation whatsoever, whether express or implied, as to the advisability of purchasing or assuming any risk in connection with the DoubleLine Multi-Asset Trend Fund managed by DoubleLine; or any product or investment strategy referencing the DoubleLine Multi-Asset Trend Fund managed by DoubleLine. No Reference Asset Sponsor shall have any liability for any act or failure to act by the Index Sponsor in connection with the calculation, adjustment or maintenance of the Index. None of the Reference Asset Sponsors or their affiliates have any affiliation with or control over the Index or the Index Sponsor or any control over the computation, composition or dissemination of the Index.

The Index Sponsor and the Index Calculation Agent shall not be held liable for any modification or change in the methodology used in calculating the index or any index components thereof (the “BNP Paribas Indices”). The Index Sponsor and the Index Calculation Agent are under no obligation to continue the calculation, publication or dissemination of the BNP Paribas Indices and shall not be held liable for any suspension or interruption in the calculation of any BNP Paribas Indices. The Index Sponsor and the Index Calculation Agent decline any liability in connection with the level of any BNP Paribas Index at any given time. None of BNP Paribas, the Index Sponsor, the Index Calculation Agent nor any of their affiliates shall be held liable for any loss whatsoever, directly or indirectly related to any BNP Paribas Index.

BNP Paribas, the Index Sponsor and the Index Calculation Agent do not guarantee the accuracy or completeness of the methodology or rules of the BNP Paribas Indices (the “BNP Paribas Index Rules”) or the calculation methods, any errors or omissions in computing or disseminating the BNP Paribas Indices, or for any use thereof, and the Index Sponsor and the Index Calculation Agent shall have no liability for any errors or omissions therein.

18	DoubleLine Funds Trust

(Unaudited) September 30, 2021

The BNP Paribas Index Rules are based on certain assumptions, certain pricing models and calculation methods adopted by the Index Sponsor and have certain inherent limitations. Information prepared on the basis of different models, calculation methods or assumptions may yield different results. Numerous factors may affect the analysis, which may or may not be taken into account. Therefore, the analysis of information may vary significantly from analysis obtained from other sources or market participants.

BNP Paribas, the Index Sponsor and Index Calculation Agent do not make any representation whatsoever, either as to the results to be obtained from the use of the BNP Paribas Indices, the levels of any BNP Paribas Index at any time or any use of any Index Component or the price, level or rate of any Index Component at any time.

The market data used to calculate the level of any BNP Paribas Index may be furnished by third party sources and is believed to be reliable; however, BNP Paribas, the Index Sponsor and the Index Calculation Agent make no representation or guarantee with respect to, and are under no obligation to verify, the accuracy and completeness thereof.

Barclays Capital U.S. CMBS (ERISA Only) Total Return Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974 (ERISA), which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Beta Exposure—Beta is the return generated from a portfolio that can be attributed to overall market returns. Beta exposure is equivalent to exposure to systematic risk.

Bloomberg Commodity (BCOM) Index—This index (formerly the Dow Jones-UBS Commodity Index) is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule.

Bloomberg Commodity (BCOM) Index Total Return—This index (formerly the Dow Jones-UBS Commodity Index) is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule.

Bloomberg Global Aggregate Bond Index—This index is a flagship measure of global investment grade debt from 24 local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

Bloomberg Long Utility Index—This index tracks the performance of the long-duration debt component of the Bloomberg Utility Index, which tracks the performance utility industry-related debt.

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg US Aggregate Bond Index, a flagship measure of the U.S. investment grade, fixed-rate bond market. The ABS index has three subsectors: credit and credit cards, autos and utility.

Bloomberg US Corporate Bond Index—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated, HY, fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg US HY Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg US HY Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg US Corporate HY Index.

Bloomberg US Credit Index—This index is the U.S. credit component of the Bloomberg US Government/Credit Index. It consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC registered. The US Credit Index is the same as the former US Corporate Index.

Bloomberg US Government Bond Index—This index is the U.S. government securities component of the Bloomberg US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities.

Bloomberg US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Bloomberg US 1-3 Year Credit Index—This index represents the one- to three-year component of the Bloomberg US Credit Index.

Bloomberg US Treasury Index—This index measures U.S. dollar-denominated, fixed-rate nominal debt issued by the U.S. Treasury with a remaining maturity of one year or more. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

BNP Paribas Multi-Asset Trend Index—This index has been designed to seek investment exposure to trends in price movements of a broad universe of assets across different markets, including domestic, foreign and emerging markets equities; sovereign bonds and other debt securities; interest rates; currencies; and commodities (e.g., energy and metals). The index was selected, in significant part, because it reflects trend-following strategies using a broadly diversified set of investments.

Brent Crude Oil—Major trading classification of sweet light crude oil that serves as a benchmark price for purchases of oil worldwide. Brent is known as a light, sweet oil because it contains 0.24% sulfur, making it “sweet,” and has a low density, making it “light.”

Colony Capital Fundamental U.S. Real Estate Index—This rules-based index incorporates fundamental criteria originally developed by Colony Capital Inc. It is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of real estate investment trusts (REITs).

Conditional Prepayment Rate (CPR)—Metric (also known as “Constant Prepayment Rate”) that indicates a loan prepayment rate at which the outstanding principal of a pool of loans, such as mortgage backed securities (MBS), is paid off. The higher the CPR, the more prepayments are anticipated and thus the lower the duration of the note. This is called “prepayment risk.”

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Management’s Discussion of Fund Performance (Cont.)

Conduit Bond—Type of municipal bond sold by a governmental entity for the purpose of making proceeds available to a private entity usually in furtherance of a public purpose. An example would be bonds in connection with nonprofit hospitals or affordable housing.

Consumer Discretionary Select Sector Total Return Index—This cap-weighted index is designed to track the companies in the S&P 500 Index and are involved in consumer cyclical or transportation industries. All components of the S&P 500 are assigned to one of the 11 Select Sector indexes. Stock classifications are based on the Global Industry Classification Standard.

Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index—This index measures on a total return, U.S. dollar-denominated basis the performance of the Credit Suisse Managed Futures Liquid Index, which is designed to provide exposure to both up and down price trends in four broad asset classes: equities, fixed income, commodities and currencies.

Dow Jones Industrial Average (DJIA)—This index tracks 30 large publicly owned companies trading on the New York Stock Exchange and the Nasdaq.

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index – This index tracks the performance of publicly traded REITs and REIT-like securities. It is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance might be driven by factors other than the value of real estate.

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Euro Stoxx 50 Index—This index of 50 eurozone stocks provides a blue-chip representation of supersector leaders in the eurozone.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.

Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.

FTSE World Government Bond Index (FTSE WGBI)—This broad index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. It is a widely used benchmark comprising sovereign debt from more than 20 countries that is denominated in a variety of currencies.

G-10 (Group of Ten)—The G10 comprises 11 industrialized nations that meet on an annual basis, or more frequently as needed, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

ICE Bank of America (BofA) Eurodollar Index—This index tracks the performance of U.S. dollar-denominated, investment grade, quasi-government, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE Bank of America (BofA) 1-3 Year Eurodollar Index—This subindex of the ICE BofA Eurodollar Index includes all securities with a remaining term to final maturity of three years or less.

ICE Bank of America (BofA) 1-3 Year U.S. Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years.

ICE Bank of America (BofA) 3-Month U.S. Treasury Bill Index—This unmanaged index comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

ICE Bank of America (BofA) U.S. Fixed-Rate Asset-Backed Securities (ABS) Index—This index tracks the performance of U.S. dollar-denominated, investment grade (IG), asset-backed securities publicly issued in the U.S. domestic market. Qualifying securities must have an IG rating based on an average of Moody’s, S&P and Fitch.

ICE Bank of America (BofA) U.S. Fixed-Rate Miscellaneous Asset-Backed Securities (ABS) Index—A subset of the ICE BofA U.S. Fixed-Rate ABS Index, including all ABS collateralized by anything other than auto loans, home equity loans, manufactured housing, credit card receivables and utility assets.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—This index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD)—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. The CEMBI BD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—This index tracks emerging markets (EM) bonds and comprises sovereign debt and EM corporate bonds.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index Emerging Markets (GBI-EM)—This index is the first comprehensive global emerging markets index and consists of regularly traded, liquid, fixed-rate, domestic currency government bonds to which international investors can gain exposure.

J.P. Morgan Government Bond Index Emerging Markets Global Diversified (GBI-EM GD)—This index tracks local currency bonds issued by emerging market governments and has a broader roster of countries than the GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors.

Last Cash Flow (LCF)—Remaining income or other payments made on collateral after all other debtholders have been paid in full.

London Interbank Offered Rate (LIBOR)—Indicative average interest rate at which a selection of banks, known as the “panel banks,” are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCI)—This index comprises futures contracts selected based on the contracts’ historical backwardation relative to other commodity-related futures contracts and the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically rebalanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—This market capitalization-weighted index is designed to provide a broad measure of stock performance throughout the world. It comprises stocks from 23 developed countries and 27 emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EMI)—This index captures large- and midcap representation across 26 emerging markets countries. With 1,385 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country.

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Morgan Stanley Capital International (MSCI) Europe Index—This index is U.S. dollar denominated and represents the performance of large- and mid-cap equities across 15 developed countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Net Return USD Index—This index is a component of the MSCI Europe Index and measures performance on a net total return basis.

Nikkei 225 Index—This price-weighted index (“the Nikkei”) comprises Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Overcollateralization (OC)—Provision of collateral that is worth more than enough to cover potential losses in cases of default.

Russell 1000 Value (RLV) Index—This index measures the performance of the large-cap value segment of the U.S. equity universe. It includes Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. Value stocks are shares of a company that appear to trade at a lower price relative to the company’s fundamentals.

Russell 2000 Index—This market capitalization-weighted index comprises 2,000 small-cap U.S. companies and is considered a bellwether index for small-cap investing.

S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index—This index measures the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.

S&P 500 Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

S&P GSCI—This index (formerly the Goldman Sachs Commodity Index) measures investment in the commodity markets and commodity market performance over time.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

S&P/LSTA Leveraged Loan Price Index—This index tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.

Shanghai Stock Exchange Composite Index—This capitalization-weighted index, developed in December 1990 with a base value of 100, tracks the daily performance of all A shares and B shares listed on the Shanghai Stock Exchange.

Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (European CAPE Index)—The index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) Ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages 10 years of inflation-adjusted earnings to account for earnings and market cycles.

Shiller Barclays CAPE® U.S. Sector Total Return USD Index—This index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) Ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

Structured Agency Credit Risk (STACR)—Notes issued by a bankruptcy remote trust that is treated as a real estate mortgage investment conduit, a proven framework for structured credit securities. STACR reference pools are primarily made up of recently originated single-family mortgages purchased by Freddie Mac. All loans in STACR transactions undergo a rigid credit risk transfer eligibility process in addition to Freddie Mac’s risk management framework for the life cycle of the loan. Pricing is paid based on tranche spread plus the 30-day compounded average secured overnight financing rate.

Tapering – Gradual slowing of the pace of the Federal Reserve’s large-scale asset purchases that were put in place as part of the Fed’s quantitative easing policies.

U.S. Dollar Index (DXY)—A weighted geometric mean of the U.S. dollar’s value relative to a basket of six major foreign currencies: the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc.

West Text Intermediate Crude Oil (WTI)—Specific grade of crude oil and one of the main three benchmarks, along with Brent and Dubai Crude, in oil pricing. WTI is known as a light sweet oil because it contains 0.24% sulfur, making it “sweet,” and has a low density, making it “light.” It is the underlying commodity of the New York Mercantile Exchange’s (NYMEX) oil futures contract and is considered a high-quality oil that is easily refined.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Semi-Annual Report	|	September 30, 2021	21

Standardized Performance Summary	(Unaudited) September 30, 2021

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 9-30-21)	Expense Ratio

I Share (DBLTX)	1.96%	0.85%	4.02%	2.78%	3.66%	5.34%	0.50%

N Share (DLTNX)	1.73%	0.50%	3.76%	2.52%	3.39%	5.07%	0.75%

R6 Share (DDTRX)[1]	1.98%	0.90%	4.06%	2.80%	3.67%	5.35%	0.45%

Bloomberg US Aggregate Bond Index[12]	1.88%	-0.90%	5.36%	2.94%	3.01%	3.66%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (6-1-10 to 9-30-21)	Expense Ratio

I Share (DBLFX)	2.01%	1.61%	4.65%	3.08%	3.80%	4.84%	0.48%

N Share (DLFNX)	1.88%	1.36%	4.39%	2.83%	3.54%	4.58%	0.73%

R6 Share (DDCFX)[2]	1.93% [15]	1.64%	4.67%	3.09%	3.80%	4.85%	0.45%

Bloomberg US Aggregate Bond Index[12]	1.88%	-0.90%	5.36%	2.94%	3.01%	3.48%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 9-30-21)	Expense Ratio

I Share (DBLEX)	1.80%	7.52%	5.66%	4.57%	5.38%	5.50%	0.89%

N Share (DLENX)	1.76%	7.24%	5.42%	4.32%	5.11%	5.25%	1.14%

J.P. Morgan Emerging Markets Bond Global Diversified Index	3.33%	4.36%	5.65%	3.89%	5.80%	5.92%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (12-20-10 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DMLIX)	3.96%	14.21%	4.81%	6.27%	4.78%	4.60%	1.73%	1.21%

A Share (DMLAX)[3]							1.89%	1.46%

A Share (No Load)	3.75%	13.69%	4.51%	5.95%	4.50%	4.31%

A Share (With Load)	-0.65%	8.84%	3.00%	5.03%	4.05%	3.89%

S&P 500® Index	9.18%	30.00%	15.99%	16.90%	16.63%	14.47%

Blended Benchmark USD Unhedged[4]	3.92%	15.48%	9.55%	8.83%	7.99%	6.94%

Blended Benchmark USD Hedged[4]	4.20%	15.68%	9.76%	9.24%	8.74%	7.54%

22	DoubleLine Funds Trust

(Unaudited) September 30, 2021

DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (9-30-11 to 9-30-21)	Expense Ratio

I Share (DBLSX)	0.67%	1.96%	2.64%	2.36%	2.35%	2.35%	0.43%

N Share (DLSNX)	0.54%	1.60%	2.38%	2.11%	2.09%	2.09%	0.68%

R6 Share (DDLDX)[5]	0.68%	1.98%	2.66%	2.37%	2.36%	2.36%	0.41%

ICE BofA 1-3 Year U.S. Treasury Index	0.02%	0.03%	2.64%	1.63%	1.16%	1.16%

Bloomberg US Aggregate 1-3 Year Bond Index[14]	0.14%	0.29%	2.78%	1.84%	1.46%	1.46%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (2-1-13 to 9-30-21)	Expense Ratio

I Share (DBFRX)[6]	2.15%	6.69%	3.27%	3.63%		3.27%	0.73%

N Share (DLFRX)[6]	2.02%	6.41%	2.99%	3.36%		3.04%	0.99%

S&P/LSTA Leveraged Loan Index	2.60%	8.40%	4.14%	4.58%		4.11%
DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (10-31-13 to 9-30-21)	Expense Ratio

I Share (DSEEX)	9.61%	34.03%	15.30%	16.97%		16.14%	0.56%

N Share (DSENX)	9.43%	33.65%	15.01%	16.68%		15.85%	0.81%

R6 Share (DDCPX)[7]	9.64%	34.10%	15.34%	17.00%		16.16%	0.52%

S&P 500® Index[8]	9.18%	30.00%	15.99%	16.90%		14.23%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index[8]	9.07%	31.95%	15.43%	17.20%		15.66%
DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (4-7-14 to 9-30-21)	Expense Ratio

I Share (DFLEX)	2.30%	7.59%	4.24%	3.91%		3.69%	0.77%

N Share (DLINX)	2.07%	7.32%	3.98%	3.63%		3.42%	1.02%

R6 Share (DFFLX)[9]	2.22%	7.64%	4.27%	3.93%		3.70%	0.73%

ICE BofA 1-3 Year Eurodollar Index	0.49%	1.07%	3.48%	2.48%		2.15%

LIBOR USD 3 Month	0.07%	0.18%	1.30%	1.40%		1.07%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (4-7-14 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLLX)	0.59%	2.05%	3.86%	2.93%		3.01%	0.67%	0.60%

N Share (DELNX)	0.57%	1.80%	3.63%	2.68%		2.78%	0.92%	0.85%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	1.61%	5.81%	5.25%	4.05%		3.93%

Semi-Annual Report	|	September 30, 2021	23

Standardized Performance Summary (Cont.)

DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-15-14 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLDX)	5.47%	-8.34%	7.67%	2.63%	4.01%	0.55%	0.51%

N Share (DLLDX)	4.97%	-8.88%	7.32%	2.32%	3.70%	0.80%	0.76%

Bloomberg US Long Government/Credit Index[13]	6.52%	-2.97%	10.12%	5.21%	5.61%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (5-18-15 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBCMX)	12.28%	46.80%	2.49%	4.81%	2.46%	1.15%	1.11%

N Share (DLCMX)	12.18%	46.30%	2.25%	4.56%	2.19%	1.40%	1.35%

Bloomberg Commodity Index Total Return	20.77%	42.29%	6.86%	4.54%	0.26%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-17-15 to 9-30-21)	Expense Ratio

I Share (DBLGX)	-0.71%	-3.39%	1.16%	-0.01%	1.22%	0.56%

N Share (DLGBX)	-0.86%	-3.63%	0.88%	-0.27%	0.97%	0.81%

FTSE World Government Bond Index	-0.27%	-3.33%	3.73%	1.35%	3.09%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-1-16 to 9-30-21)	Expense Ratio

I Share (BILDX)	1.63% [15]	2.94%	5.15%	3.63%	3.95%	0.57%

N Share (BILTX)	1.50% [15]	2.69%	4.92%	3.38%	3.70%	0.82%

Bloomberg US Aggregate Bond Index[12]	1.88%	-0.90%	5.36%	2.94%	3.18%
DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (6-30-16 to 9-30-21)	Expense Ratio

I Share (DBULX)	0.20%	0.33%	1.42%	1.40%	1.34%	0.26%

N Share (DLUSX)	0.00%	0.11%	1.17%	1.15%	1.10%	0.51%

ICE BofA 3-Month U.S. Treasury Bill Index	0.01%	0.07%	1.18%	1.16%	1.12%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	3-Years Annualized		Since Inception Annualized (12-23-16 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DSEUX)	6.03%	34.54%	12.07%		11.08%	0.95%	0.66%

N Share (DLEUX)	5.82%	34.17%	11.78%		10.80%	1.20%	0.91%

MSCI Europe Net Return USD Index[8]	5.75%	27.25%	7.81%		9.67%

24	DoubleLine Funds Trust

(Unaudited) September 30, 2021

DBRIX/DLREX
DoubleLine Colony Real Estate and Income Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	Since Inception Annualized (12-17-18 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBRIX)	14.47%	34.54%	12.57%	0.66%	0.64%

N Share (DLREX)	14.29%	34.34%	12.38%	0.98%	0.89%

Dow Jones U.S. Select REIT Total Return Index	13.16%	40.56%	10.50%
DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	Since Inception Annualized (6-28-19 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBELX)	-1.64%	-0.02%	-2.18%	2.58%	0.91%

N Share (DLELX)	-1.65%	-0.24%	-2.41%	2.83%	1.16%

JPM GBI-EM Global Diversified Index	0.32%	2.63%	0.00%
DBLIX/DBLNX
DoubleLine Income Fund Returns as of September 30, 2021	6-Months (Not Annualized)	1-Year	Since Inception Annualized (9-3-19 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLIX)	2.30%	9.66%	0.58%	0.75%	0.66%

N Share (DBLNX)	2.17%	9.37%	0.45%	1.00%	0.91%

Bloomberg US Aggregate Bond Index[12]	1.88%	-0.90%	2.51%
DBMOX/DLMOX
DoubleLine Multi-Asset Trend Fund Returns as of September 30, 2021	6-Months (Not Annualized)		Since Inception Not Annualized (2-26-21 to 9-30-21)	Gross Expense Ratio	Net Expense Ratio[11]

I Share (DBMOX)	7.63%		6.39%	0.80%	0.74%

N Share (DLMOX)	7.51%		6.25%	1.05%	0.99%

Credit Suisse Managed Futures Liquid Total Return USD Index	2.94%		4.05%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

3 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

4 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) Hedged to USD.

5 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

6 The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

7 The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

8 Reflects no deduction for fees, expenses, or taxes.

9 The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

10 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2022. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to the financial statements.

11 The Adviser has contractually agreed to waive fees and reimburse expenses through February 26, 2023. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to the financial statements.

12 Formerly known as Bloomberg Barclays US Aggregate Bond Index

13 Formerly known as Bloomberg Barclays US Long Government/Credit Index

14 Formerly known as Bloomberg Barclays US Aggregate 1-3 Year Bond Index

15 The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible.

Semi-Annual Report	|	September 30, 2021	25

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	SoFi Alternative Trust,
136,000,000	Series 2021-2-A	1.25%	(b)	08/15/2030	136,308,584	0.3%

Other Asset Backed Obligations(a)					2,621,068,168	5.3%

	Total Asset Backed Obligations (Cost $2,725,237,380)				2,757,376,752	5.6%

COLLATERALIZED LOAN OBLIGATIONS(a)
	Total Collateralized Loan Obligations (Cost $1,403,670,696)				1,409,190,671	2.9%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	BX Trust,
173,184,000	Series 2019-OC11-E	4.08%	(b)(d)	12/09/2041	179,039,715	0.4%

Other Non-Agency Commercial Mortgage Backed Obligations(a)					4,470,193,632	9.1%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $5,014,983,004)				4,649,233,347	9.5%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
141,169,469	Series 2019-A-PT1	3.92%	(b)	10/25/2058	139,497,698	0.3%
205,278,558	Series 2019-D-PT1	3.28%	(b)(d)	04/25/2064	202,496,643	0.4%
295,043,068	Series 2020-RP1-A1	1.50%	(b)(d)	08/25/2064	295,273,614	0.6%
384,504,536	Series 2021-RP2-A1	1.75%	(b)(d)	03/25/2065	388,997,856	0.8%
167,570,130	Citigroup Mortgage Loan Trust	3.25% – 6.94%	(b)(d)	03/25/2065	176,616,370	0.4%

	CSMC Mortgage-Backed Trust,
225,986,898	Series 2019-RPL6-PT1	3.68%	(b)(d)	11/25/2058	227,634,094	0.5%

	CSMC Trust,
216,332,529	Series 2020-RPL1-PT1	3.42%	(b)(d)	10/25/2069	218,938,038	0.4%

	GS Mortgage-Backed Securities Trust,
152,170,046	Series 2020-RPL2-A1	1.75%	(b)(d)	05/25/2060	157,730,035	0.3%

	Legacy Mortgage Asset Trust,
153,169,969	Series 2019-RPL3-PT1	4.30%	(b)	06/25/2058	160,317,186	0.3%

	PR Mortgage Loan Trust,
155,784,933	Series 2014-1-APT	5.90%	(b)(d)	10/25/2049	155,428,310	0.3%

	PRPM LLC,
124,196,599	Series 2020-3-A1	2.86%	(b)(k)	09/25/2025	124,569,338	0.3%
123,452,755	Series 2021-2-A1	2.12%	(b)(d)	03/25/2026	123,759,683	0.3%

	Securitized Mortgage Asset Loan Trust,
230,137,763	Series 2015-1-PC	2.91%	(b)(d)	02/25/2054	196,927,503	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					10,591,958,247	21.6%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,527,923,200)				13,160,144,615	26.9%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

133,515,070	Federal Home Loan Mortgage Corporation	2.00%		02/25/2037	136,618,822	0.3%
	Series 5105-NH
	Series 5126-AH

139,038,964	Federal Home Loan Mortgage Corporation	3.00%		06/15/2044	145,323,619	0.3%
	Series 4483-CA
	Series 4533-AB

176,023,542	Federal Home Loan Mortgage Corporation	3.00%	(i)	09/15/2044	187,143,403	0.4%
	Series 4384-ZY
	Series 4390-NZ

192,681,373	Federal Home Loan Mortgage Corporation	3.00%		04/01/2045	204,320,505	0.4%
	Pool G08635
	Pool Z40117

	Federal Home Loan Mortgage Corporation,
130,940,646	Pool SB8092	1.50%		03/01/2036	132,368,740	0.3%

	Federal Home Loan Mortgage Corporation,
148,723,046	Pool RB5094	1.50%		01/01/2041	146,942,098	0.3%

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,
213,100,000	Pool SD8172	2.00%		10/01/2051	213,900,114	0.4%

	Federal Home Loan Mortgage Corporation,
256,742,159	Pool SD7534	2.50%		02/01/2051	268,269,530	0.5%

	Federal Home Loan Mortgage Corporation,
136,498,625	Pool G08648	3.00%		06/01/2045	144,482,569	0.3%

	Federal Home Loan Mortgage Corporation,
200,997,270	Pool G08675	3.00%		11/01/2045	212,728,508	0.4%

	Federal Home Loan Mortgage Corporation,
122,001,054	Pool SD8152	3.00%		06/01/2051	127,939,826	0.3%
2,657,176,657	Federal Home Loan Mortgage Corporation	0.00% – 24.57%	(e)(f)(h)(i)	12/15/2030 – 09/25/2050	2,658,597,827	5.4%
950,572,674	Federal Home Loan Mortgage Corporation	1.50% – 3.50%		04/01/2033 – 09/01/2051	970,955,808	2.0%
1,316,849,969	Federal Home Loan Mortgage Corporation	2.50% – 5.00%		03/01/2028 – 06/01/2048	1,406,921,494	2.9%

257,537,081	Federal National Mortgage Association	2.00%		02/01/2051	259,108,094	0.5%
	Pool CA8933
	Pool CA9223

148,896,589	Federal National Mortgage Association	2.00%		09/01/2051	149,488,809	0.3%
	Pool BQ6498
	Pool BQ6564
	Pool CB1648
	Pool FM8730

383,900,000	Federal National Mortgage Association	2.00%		10/01/2051	385,341,406	0.8%
	Pool MA4437
	Pool MA4465

144,454,732	Federal National Mortgage Association	2.00%		11/01/2050	144,779,335	0.3%
	Pool FM4870
	Pool FM5021
	Pool MA4191

215,498,413	Federal National Mortgage Association	2.50%		08/01/2051	224,752,498	0.5%
	Pool BR2217
	Pool FM8442

201,030,039	Federal National Mortgage Association	3.00%	(i)	10/25/2044	212,726,256	0.4%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA
2,285,814,408	Federal National Mortgage Association	0.00% – 54.05%	(d)(e)(f)(h)(i)	01/25/2026 – 09/25/2051	2,164,887,882	4.4%
4,577,211,863	Federal National Mortgage Association	0.77% – 3.23%	(d)(e)	08/25/2024 – 12/25/2033	552,300,447	1.1%
4,625,920,461	Federal National Mortgage Association	1.10% – 6.50%		04/01/2026 – 09/01/2053	4,828,428,726	9.9%

157,284,971	Federal National Mortgage Association Pass-Thru	3.00%		03/01/2045	166,308,048	0.3%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

125,708,615	Federal National Mortgage Association Pass-Thru	3.00%		11/01/2046	132,511,803	0.30%
	Pool BC9003
	Pool AS8269
	Pool AS8356
	Pool MA2806

	Federal National Mortgage Association,
217,500,000	Pool AN6680	3.37%		11/01/2047	249,860,248	0.5%

	Federal National Mortgage Association,
146,000,000	Pool BL8708	1.40%		11/01/2032	139,272,451	0.3%

	Federal National Mortgage Association,
105,485,060	Pool CA7743	2.50%		11/01/2050	110,499,335	0.2%

	Federal National Mortgage Association,
217,667,909	Pool FM4623	2.50%		11/01/2050	226,054,851	0.5%

	Federal National Mortgage Association,
101,440,114	Pool FM4637	2.50%		11/01/2050	105,095,976	0.2%

	Federal National Mortgage Association,
55,536,660	Pool FM4752	2.50%		11/01/2050	57,915,036	0.1%

	Federal National Mortgage Association,
62,298,019	Pool FM4792	2.50%		11/01/2050	64,698,441	0.1%

	Federal National Mortgage Association,
35,605,272	Pool FM4913	2.50%		11/01/2050	36,878,909	0.1%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	27

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal National Mortgage Association,
131,475,448	Pool FM7159	2.50%		02/01/2051	136,484,109	0.3%

	Federal National Mortgage Association,
75,945,845	Pool FM8435	2.50%		09/01/2051	79,561,930	0.2%

	Federal National Mortgage Association,
95,011,385	Pool FM8579	2.50%		09/01/2051	98,681,718	0.2%

	Federal National Mortgage Association,
134,678,659	Pool FM8686	2.50%		09/01/2051	141,025,102	0.3%

	Federal National Mortgage Association,
178,000,000	Pool FM8745	2.50%		09/01/2051	185,029,948	0.4%

	Federal National Mortgage Association,
56,390,326	Pool FM8759	2.50%		09/01/2051	58,997,538	0.1%

	Federal National Mortgage Association,
83,500,286	Pool FM8769	2.50%		09/01/2051	87,438,484	0.2%

	Federal National Mortgage Association,
42,668,498	Pool FM8780	2.50%		09/01/2051	44,583,403	0.1%

	Federal National Mortgage Association,
125,389,518	Pool FM8786	2.50%		10/01/2051	130,885,954	0.3%

402,977,170	Government National Mortgage Association	2.50%		03/20/2051	419,986,642	0.9%
	Pool 785374
	Pool 785378
	Pool 785379
	Pool 785412
	Pool 785595
	Pool CB2017
	Pool CB4182
	Pool CB5487
5,744,590,464	Government National Mortgage Association	0.00% – 39.33%	(d)(e)(f)(g)(h)(i)	08/20/2033 – 11/16/2063	858,784,647	1.8%
290,361,296	Government National Mortgage Association	2.00% – 3.50%		01/20/2045 – 08/20/2051	300,484,035	0.6%

Other US Government and Agency Mortgage Backed Obligations(a)					504,391,007	0.8%

	Total US Government and Agency Mortgage Backed Obligations (Cost $19,632,477,088)				20,213,755,931	41.2%

US GOVERNMENT AND AGENCY OBLIGATIONS

1,000,000,000	United States Treasury Notes	0.88%		09/30/2026	994,219,000	2.0%
990,000,000	United States Treasury Notes	1.25%		09/30/2028	985,127,220	2.0%
1,000,000,000	United States Treasury Notes	1.25%		08/15/2031	975,859,380	2.0%
400,000,000	United States Treasury Notes	1.88%		02/15/2051	381,562,500	0.8%
710,000,000	United States Treasury Notes	2.38%		05/15/2051	757,925,000	1.5%
710,000,000	United States Treasury Notes	2.00%		08/15/2051	697,575,000	1.4%

Other US Government and Agency Obligations(a)					76,842,690	0.2%

	Total US Government and Agency Obligations (Cost $4,860,785,773)				4,869,110,790	9.9%

REPURCHASE AGREEMENTS

378,000,000	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligation, Value $1,762,941,408)	2.65%	(c)	02/22/2023	378,000,000	0.8%

	Total Repurchase Agreements (Cost $378,005,722)				378,000,000	0.8%

SHORT TERM INVESTMENTS

703,251,563	First American Government Obligations Fund - Class U	0.03%	(j)		703,251,563	1.4%
703,251,564	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(j)		703,251,564	1.5%
703,251,563	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(j)		703,251,563	1.4%

	Total Short Term Investments (Cost $2,109,754,690)				2,109,754,690	4.3%

	Total Investments (Cost $49,652,837,553)				49,546,566,796	101.1%
	Liabilities in Excess of Other Assets				(549,182,880)	(1.1)%

	NET ASSETS				$48,997,383,916	100.0%

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	41.2%
Non-Agency Residential Collateralized Mortgage Obligations	26.9%
US Government and Agency Obligations	9.9%
Non-Agency Commercial Mortgage Backed Obligations	9.5%
Asset Backed Obligations	5.6%
Short Term Investments	4.3%
Collateralized Loan Obligations	2.9%
Repurchase Agreements	0.8%
Other Assets and Liabilities	(1.1)%

100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Value determined using significant unobservable inputs.

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)	Interest only security

(f)	Principal only security

(g)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(j)	Seven-day yield as of period end

(k)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$1,762,941,408	$1,762,941,408

Total Borrowings	$—	$—	$—	$1,762,941,408	$1,762,941,408

Amounts related to agreements not included in offsetting disclosure					$1,762,941,408

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	29

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Pagaya AI Debt Selection Trust,
25,107,704	Series 2021-2-NOTE	3.00%	(a)	01/25/2029	25,312,601	0.2%

Other Asset Backed Obligations(k)					485,401,145	4.2%

	Total Asset Backed Obligations (Cost $506,020,359)				510,713,746	4.4%

BANK LOANS(k)
	Total Bank Loans (Cost $503,620,166)				507,181,631	4.3%

COLLATERALIZED LOAN OBLIGATIONS(k)
	Total Collateralized Loan Obligations (Cost $375,189,785)				374,383,342	3.2%

FOREIGN CORPORATE BONDS

24,956,000	TSMC Global Ltd.	1.25%	(a)	04/23/2026	24,723,073	0.2%

Other Foreign Corporate Bonds(k)					846,717,766	7.2%

	Total Foreign Corporate Bonds (Cost $870,404,865)				871,440,839	7.4%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(k)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $267,138,857)				268,250,128	2.3%

MUNICIPAL BONDS(k)
	Total Municipal Bonds (Cost $6,357,624)				7,473,441	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(k)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,001,408,781)				972,750,167	8.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	BRAVO Residential Funding Trust,
27,753,266	Series 2021-A-A1	1.99%	(a)(h)	10/25/2059	27,785,068	0.2%

	Citigroup Mortgage Loan Trust,
33,439,145	Series 2019-A-PT1	3.92%	(a)	10/25/2058	33,043,149	0.3%
63,815,989	Series 2021-RP2-A1	1.75%	(a)(b)	03/25/2065	64,561,743	0.6%

	CSMC Trust,
37,365,555	Series 2020-RPL1-PT1	3.42%	(a)(b)	10/25/2069	37,815,585	0.3%

	Impac Secured Assets Trust,
33,429,293	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.36%		02/25/2037	32,006,359	0.3%

	Legacy Mortgage Asset Trust,
29,103,409	Series 2019-RPL3-PT1	4.30%	(a)	06/25/2058	30,461,432	0.3%
32,155,011	Series 2020-GS2-A1	2.75%	(a)(h)	03/25/2060	32,369,726	0.3%

	Redwood Funding Trust,
23,764,131	Series 2019-1-PT	4.21%	(a)(h)	09/27/2024	24,041,102	0.2%

	Securitized Mortgage Asset Loan Trust,
28,861,969	Series 2015-1-PC	2.91%	(a)(b)	02/25/2054	24,697,014	0.2%

Other Non-Agency Residential Collateralized Mortgage Obligations(k)					1,025,812,233	8.7%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,337,475,216)				1,332,593,411	11.4%

US CORPORATE BONDS

25,000,000	AT&T, Inc.	3.50%		09/15/2053	24,792,136	0.2%

Other US Corporate Bonds(k)					1,641,534,787	14.0%

	Total US Corporate Bonds (Cost $1,591,697,675)				1,666,326,923	14.2%

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
27,868,154	Pool RB5094	1.50%		01/01/2041	27,534,434	0.2%

	Federal Home Loan Mortgage Corporation,
21,746,284	Pool SD0035	3.00%		04/01/2047	23,073,886	0.2%

	Federal Home Loan Mortgage Corporation,
33,181,969	Pool SD8166	2.00%		09/01/2051	33,306,556	0.3%

	Federal Home Loan Mortgage Corporation,
25,277,959	Series 3967-ZP	4.00%	(g)(l)	09/15/2041	28,075,748	0.2%
126,793,855	Federal Home Loan Mortgage Corporation	2.70% – 13.12%	(d)(f)(g)	12/15/2030 – 01/15/2054	128,838,790	1.1%
54,978,640	Federal Home Loan Mortgage Corporation	1.50% – 3.00%		08/01/2034 – 10/01/2051	57,619,206	0.5%

94,629,000	Federal National Mortgage Association,	2.14%		10/01/2029	98,583,933	0.8%
	Pool BL4421
	Pool BL4424
	Pool BL4425

	Federal National Mortgage Association,
32,930,000	Pool BL4592	2.28%		11/01/2029	34,630,032	0.3%

	Federal National Mortgage Association,
104,858,704	Pool CA7743	2.50%		11/01/2050	109,843,205	0.9%

	Federal National Mortgage Association,
45,893,737	Pool CB0517	2.50%		05/01/2051	47,526,680	0.4%

	Federal National Mortgage Association,
47,000,000	Pool CB1805	2.50%		10/01/2051	49,082,638	0.4%

	Federal National Mortgage Association,
32,744,632	Pool MA4237	2.00%		01/01/2051	32,867,576	0.3%

	Federal National Mortgage Association,
27,601,893	Series 2013-45-LZ	3.00%	(g)(l)	05/25/2043	29,172,245	0.3%

37,904,572	Federal National Mortgage Association,	3.00%	(g)	11/25/2044	40,114,791	0.3%
	Series 2014-73-CZ
	Series 2014-70-VZ

	Federal National Mortgage Association,
24,934,984	Series 2018-21-PO	0.00%	(e)	04/25/2048	23,112,621	0.2%

	Federal National Mortgage Association,
45,528,417	Series 2018-35-PO	0.00%	(e)	05/25/2048	41,733,378	0.4%
270,678,358	Federal National Mortgage Association	2.00% – 5.00%		12/01/2029 – 03/01/2051	284,080,374	2.4%
66,013,600	Federal National Mortgage Association	3.00% – 29.43%	(d)(f)(g)	04/25/2026 – 06/25/2057	42,229,917	0.4%

Other US Government and Agency Mortgage Backed Obligations(k)					119,830,178	1.1%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,212,016,671)				1,251,256,188	10.7%

US GOVERNMENT AND AGENCY OBLIGATIONS

218,500,000	United States Treasury Notes	0.13%		10/31/2022	218,568,281	1.9%
174,000,000	United States Treasury Notes	0.13%		12/31/2022	173,979,609	1.5%
158,600,000	United States Treasury Notes	0.25%		09/30/2023	158,479,147	1.4%
27,350,000	United States Treasury Notes	0.25%		11/15/2023	27,316,881	0.2%
128,500,000	United States Treasury Notes	0.13%		01/15/2024	127,837,422	1.1%
321,400,000	United States Treasury Notes	0.38%		09/15/2024	320,044,094	2.7%
131,200,000	United States Treasury Notes	1.50%		11/30/2024	135,069,375	1.1%
119,100,000	United States Treasury Notes	0.38%		11/30/2025	116,852,918	1.0%
169,400,000	United States Treasury Notes	0.88%		09/30/2026	168,420,699	1.4%
142,500,000	United States Treasury Notes	0.50%		06/30/2027	137,590,430	1.2%
170,750,000	United States Treasury Notes	1.25%		09/30/2028	169,909,569	1.4%
34,750,000	United States Treasury Notes	1.25%		08/15/2031	33,911,113	0.3%
57,400,000	United States Treasury Notes	4.75%		02/15/2037	81,037,141	0.7%
143,600,000	United States Treasury Notes	2.25%		05/15/2041	149,366,437	1.3%
78,400,000	United States Treasury Notes	2.75%		11/15/2047	89,100,375	0.8%
146,000,000	United States Treasury Notes	1.25%		05/15/2050	119,486,172	1.0%
128,600,000	United States Treasury Notes	2.00%		08/15/2051	126,349,500	1.1%
30,700,000	United States Treasury Notes	0.75% – 2.75%		03/31/2026 – 11/15/2042	31,694,522	0.3%

	Total US Government and Agency Obligations (Cost $2,393,970,240)				2,385,013,685	20.4%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	31

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
AFFILIATED MUTUAL FUNDS

51,158,062	DoubleLine Global Bond Fund (Class I)				517,208,009	4.4%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				478,669,229	4.1%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				48,700,000	0.4%

	Total Affiliated Mutual Funds (Cost $1,025,507,530)				1,044,577,238	8.9%

COMMON STOCKS(k)
	Total Common Stocks (Cost $13,941,804)				3,808,662	0.0%

WARRANTS(k)
	Total Warrants (Cost $—)				17,579	0.0%

REPURCHASE AGREEMENTS

31,500,000	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligations, Value $146,911,784)	2.65%	(c)	02/22/2023	31,500,000	0.3%

	Total Repurchase Agreements (Cost $31,500,477)				31,500,000	0.3%

SHORT TERM INVESTMENTS

203,298,577	First American Government Obligations Fund - Class U	0.03%	(i)		203,298,577	1.7%
203,298,577	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(i)		203,298,577	1.7%
203,298,577	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(i)		203,298,577	1.7%

	Total Short Term Investments (Cost $609,895,731)				609,895,731	5.1%

	Total Investments (Cost $11,746,145,781)				11,837,182,711	101.0%
	Liabilities in Excess of Other Assets				(118,165,509)	(1.0)%

	NET ASSETS				$11,719,017,202	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	20.4%
US Corporate Bonds	14.2%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
US Government and Agency Mortgage Backed Obligations	10.7%
Affiliated Mutual Funds	8.9%
Non-Agency Commercial Mortgage Backed Obligations	8.3%
Foreign Corporate Bonds	7.4%
Short Term Investments	5.1%
Asset Backed Obligations	4.4%
Bank Loans	4.3%
Collateralized Loan Obligations	3.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.3%
Repurchase Agreements	0.3%
Municipal Bonds	0.1%
Common Stocks	0.0%	(j)
Warrants	0.0%	(j)
Other Assets and Liabilities	(1.0)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	20.4%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
US Government and Agency Mortgage Backed Obligations	10.7%
Affiliated Mutual Funds	8.9%
Non-Agency Commercial Mortgage Backed Obligations	8.3%
Short Term Investments	5.1%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Asset Backed Obligations	4.4%
Banking	4.0%
Collateralized Loan Obligations	3.2%
Energy	2.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.3%
Utilities	2.0%
Technology	1.3%
Healthcare	1.3%
Telecommunications	1.3%
Finance	1.2%
Media	1.0%
Food Products	0.9%
Automotive	0.8%
Electronics/Electric	0.8%
Transportation	0.7%
Insurance	0.7%
Diversified Manufacturing	0.6%
Real Estate	0.6%
Pharmaceuticals	0.6%
Business Equipment and Services	0.6%
Aerospace & Defense	0.5%
Retailers (other than Food/Drug)	0.5%
Mining	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Chemicals/Plastics	0.4%
Leisure	0.3%

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Repurchase Agreements	0.3%
Commercial Services	0.3%
Food Service	0.2%
Building and Development (including Steel/Metals)	0.2%
Consumer Products	0.2%
Containers and Glass Products	0.2%
Industrial Equipment	0.2%
Construction	0.2%
Pulp & Paper	0.2%
Beverage and Tobacco	0.2%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Chemical Products	0.1%
Financial Intermediaries	0.1%
Environmental Control	0.1%
Municipal Bonds	0.1%
Conglomerates	0.0%	(j)
Cosmetics/Toiletries	0.0%	(j)
Food/Drug Retailers	0.0%	(j)
Other Assets and Liabilities	(1.0)%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Value determined using significant unobservable inputs.

(d)	Includes interest only securities

(e)	Principal only security

(f)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(g)

Includes securities that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(h)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(i)	Seven-day yield as of period end

(j)	Represents less than 0.05% of net assets

(k)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(l)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$146,911,784	$146,911,784

Total Borrowings	$—	$—	$—	$146,911,784	$146,911,784

Amounts related to agreements not included in offsetting disclosure					$146,911,784

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at September 30, 2021	Value at September 30, 2021	Net Change in Unrealized Appreciation (Depreciation) for the Period Ended September 30, 2021	Dividend Income Earned for the Period Ended September 30, 2021	Net Realized Gain (Loss) for the Period Ended September 30, 2021
DoubleLine Global Bond Fund (Class I)	$618,164,812	$—	$(98,000,000)	51,158,062	$517,208,009	$(3,506,159)	$1,478,924	$549,356
DoubleLine Infrastructure Income Fund (Class I)	477,755,738	—	—	45,674,545	478,669,229	913,491	6,856,949	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	46,850,000	—	—	5,000,000	48,700,000	1,850,000	712,532	—

	$1,142,770,550	$—	$(98,000,000)	101,832,607	$1,044,577,238	$(742,668)	$9,048,405	$549,356

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	33

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 62.7%

Argentina 2.0%
7,200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	6,212,808
8,345,000	Pampa Energia S.A.	7.50%		01/24/2027	7,706,608
1,000,000	Pampa Energia S.A.	9.13%	(a)	04/15/2029	934,175
150,000	Pampa Energia S.A.	9.13%		04/15/2029	140,126
9,785,692	Stoneway Capital Corporation	10.00%	(b)	03/01/2027	2,593,306

					17,587,023

BRAZIL 6.0%
4,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	(c)	04/15/2024	3,994,420
2,900,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%	(a)	01/28/2031	2,904,118
400,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%		01/28/2031	400,568
7,631,000	Cosan Overseas Ltd.	8.25%		12/29/2049	7,874,238
1,929,352	Invepar Holdings	0.00%	(b)(d)	12/30/2028	0
3,600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(a)(c)	02/27/2025	3,446,208
5,100,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(c)	02/27/2025	4,882,128
4,350,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	4,222,871
3,000,000	JBS Finance Luxembourg SARL	3.63%	(a)	01/15/2032	3,060,030
8,000,000	Minerva Luxembourg S.A.	4.38%	(a)	03/18/2031	7,737,600
9,800,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	10,668,035
2,000,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	1,864,500
900,000	Suzano Austria GmbH	3.13%		01/15/2032	870,300

					51,925,016

CHILE 5.9%
4,300,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	4,556,560
4,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	5,102,784
4,803,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	5,105,973
3,500,000	Antofagasta PLC	2.38%		10/14/2030	3,381,910
2,900,000	CAP S.A.	3.90%	(a)	04/27/2031	2,838,375
13,435,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	11,007,094
3,825,250	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	3,773,743
4,974,512	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	5,106,013
8,240,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	5,469,382
2,000,000	Engie Energia Chile S.A.	3.40%		01/28/2030	2,057,500
1,813,000	Geopark Ltd.	6.50%		09/21/2024	1,863,266
750,000	VTR Finance NV	6.38%		07/15/2028	809,524

					51,072,124

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
CHINA 1.1%
200,000	Baidu, Inc.	3.43%		04/07/2030	212,336
2,000,000	JD.com, Inc.	3.38%		01/14/2030	2,100,659
7,000,000	Tencent Holdings Ltd.	2.39%	(a)	06/03/2030	6,886,567

					9,199,562

COLOMBIA 6.2%
3,800,000	AI Candelaria Spain SLU	5.75%	(a)	06/15/2033	3,782,881
2,850,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)(c)	04/22/2031	3,046,066
5,000,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	5,071,175
8,600,000	Canacol Energy Ltd.	7.25%		05/03/2025	8,997,836
7,100,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	7,078,700
4,192,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	4,151,547
1,000,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	1,150,330
1,500,000	Gilex Holding SARL	8.50%	(a)	05/02/2023	1,530,270
4,418,000	Gilex Holding SARL	8.50%		05/02/2023	4,507,155
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	(a)	02/15/2025	346,658
11,300,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	9,793,089
2,100,000	Gran Tierra Energy, Inc.	7.75%	(a)	05/23/2027	1,823,094
2,500,000	Oleoducto Central S.A.	4.00%		07/14/2027	2,578,125

					53,856,926

DOMINICAN REPUBLIC 1.1%
5,400,000	AES Andres B.V.	5.70%	(a)	05/04/2028	5,581,683
4,000,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,208,580

					9,790,263

HONG KONG 0.5%
4,500,000	CK Hutchison International Ltd.	2.50%	(a)	05/08/2030	4,580,115

INDIA 5.7%
3,136,000	Adani International Container Terminal Pvt Ltd.	3.00%	(a)	02/16/2031	3,050,020
1,100,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	1,145,140
700,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	736,891
2,250,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	2,153,288
4,500,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	4,880,979
1,500,000	JSW Hydro Energy Ltd.	4.13%	(a)	05/18/2031	1,491,810
1,000,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65%	(a)(c)	01/15/2025	1,066,250
12,600,000	ONGC Videsh Ltd.	3.75%		07/27/2026	13,307,750
2,500,000	Reliance Industries Ltd.	5.40%		02/14/2022	2,541,256
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	645,716
1,100,000	UltraTech Cement Ltd.	2.80%		02/16/2031	1,060,384
4,800,000	Vedanta Resources Finance PLC	9.25%	(a)	04/23/2026	4,579,992
2,200,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,111,197
12,600,000	Vedanta Resources Ltd.	6.13%		08/09/2024	11,330,046

					50,100,719

INDONESIA 3.7%
400,000	Freeport-McMoRan, Inc.	5.45%		03/15/2043	493,000
7,621,950	LLPL Capital Pte Ltd.	6.88%	(a)	02/04/2039	8,975,532

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,400,000	Medco Bell Pte Ltd.	6.38%	(a)	01/30/2027	1,414,028
7,900,000	Minejesa Capital B.V.	4.63%		08/10/2030	8,203,044
7,500,000	Minejesa Capital B.V.	5.63%		08/10/2037	7,933,125
4,876,850	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	5,590,089

					32,608,818

ISRAEL 0.2%
1,700,000	Delek & Avner Tamar Bond Ltd.	5.41%	(a)	12/30/2025	1,704,852

JAMAICA 0.5%
2,122,859	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(a)	04/01/2025	1,892,890
3,150,106	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(c)	10/18/2021	2,590,048

					4,482,938

KOREA 5.7%
2,100,000	Korea Development Bank	1.00%		09/09/2026	2,077,739
3,200,000	Korea Development Bank	1.63%		01/19/2031	3,149,559
1,400,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	1,424,646
7,200,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	7,326,753
3,400,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	3,384,868
1,400,000	Korea Electric Power Corporation	1.13%		06/15/2025	1,393,769
1,100,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(a)	04/27/2026	1,091,178
1,000,000	KT Corporation	1.00%		09/01/2025	988,856
5,100,000	KT Corporation	2.50%		07/18/2026	5,341,152
1,100,000	LG Chem Ltd.	2.38%	(a)	07/07/2031	1,084,471
4,500,000	NongHyup Bank	1.25%	(a)	07/20/2025	4,486,155
4,200,000	POSCO	2.38%		01/17/2023	4,286,153
5,800,000	POSCO	2.75%		07/15/2024	6,074,890
4,600,000	Shinhan Financial Group Co Ltd. (5 Year CMT Rate + 2.06%)	2.88%	(a)(c)	05/12/2026	4,571,434
3,100,000	Woori Bank (5 Year CMT Rate + 2.66%)	4.25%	(c)	10/04/2024	3,225,243

					49,906,866

KUWAIT 0.7%
2,046,000	Equate Petrochemical B.V.	2.63%		04/28/2028	2,062,620
1,000,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	1,106,706
2,300,000	MEGlobal Canada ULC	5.88%	(a)	05/18/2030	2,831,755

					6,001,081

MALAYSIA 1.0%
500,000	CIMB Bank BHD	3.26%		03/15/2022	505,787
3,900,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	3,915,756
1,800,000	Petronas Capital Ltd.	3.50%	(a)	04/21/2030	1,951,316
2,000,000	Petronas Capital Ltd.	2.48%	(a)	01/28/2032	1,992,262
200,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	212,804

					8,577,925

MEXICO 4.4%
6,100,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(c)	01/10/2028	6,811,413

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(c)	06/27/2029	5,582,000
5,983,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(c)	11/29/2022	4,324,512
5,300,000	Docuformas SAPI de C.V.	10.25%	(a)	07/24/2024	5,083,362
7,014,377	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13%	(a)	05/22/2026	3,903,957
16,333,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(c)	01/29/2025	12,475,472

					38,180,716

PANAMA 3.0%
3,550,000	AES Panama Generation Holdings SRL	4.38%	(a)	05/31/2030	3,664,487
1,600,000	AES Panama Generation Holdings SRL	4.38%		05/31/2030	1,651,600
4,550,000	Banco General S.A. (10 Year CMT Rate + 3.67%)	5.25%	(a)(c)	05/07/2031	4,606,921
700,000	Banco Nacional de Panama	2.50%	(a)	08/11/2030	672,175
2,300,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	(a)	04/16/2029	2,429,375
4,368,834	Panama Metro Line SP	0.00%	(a)	12/05/2022	4,314,835
806,554	Panama Metro Line SP	0.00%		12/05/2022	796,585
6,260,914	UEP Penonome S.A.	6.50%	(a)	10/01/2038	6,555,302
1,503,605	UEP Penonome S.A.	6.50%		10/01/2038	1,574,305

					26,265,585

PERU 4.9%
1,500,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%	(a)	07/01/2030	1,486,875
7,568,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	7,501,780
3,000,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	3,203,145
4,485,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	4,493,297
600,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	639,438
3,382,744	Fenix Power Peru S.A.	4.32%		09/20/2027	3,461,833
4,350,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	4,374,708
3,493,000	Inkia Energy Ltd.	5.88%		11/09/2027	3,640,230
4,900,000	Nexa Resources S.A.	5.38%		05/04/2027	5,151,174
2,110,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	2,132,566
8,300,000	Peru LNG SRL	5.38%		03/22/2030	6,738,480

					42,823,526

PHILIPPINES 0.7%
6,100,000	BDO Unibank, Inc.	2.95%		03/06/2023	6,296,207

QATAR 0.4%
2,000,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	2,067,820

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	35

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
936,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	1,034,499

					3,102,319

SAUDI ARABIA 0.3%
2,700,000	SA Global Sukuk Ltd.	2.69%	(a)	06/17/2031	2,728,126

SINGAPORE 6.1%
7,100,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	7,071,707
2,100,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.92%)	3.30%	(c)	02/27/2025	2,158,947
5,200,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	5,191,836
3,800,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	3,794,034
4,700,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	4,753,949
4,200,000	PSA Treasury Pte Ltd.	2.25%		04/30/2030	4,291,088
3,100,000	SingTel Group Treasury Pte Ltd.	1.88%		06/10/2030	3,043,661
6,800,000	Temasek Financial Ltd.	1.00%	(a)	10/06/2030	6,333,265
5,100,000	Temasek Financial Ltd.	1.00%		10/06/2030	4,749,949
7,750,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	7,696,331
3,700,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	(c)	10/19/2023	3,838,362

					52,923,129

THAILAND 0.4%
1,203,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00%	(c)	09/23/2025	1,252,624
1,700,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.03%		11/20/2023	1,715,359
700,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28%	(c)	10/14/2025	735,399

					3,703,382

UNITED ARAB EMIRATES 2.2%
14,400,000	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(a)	03/31/2034	14,173,541
4,700,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	4,637,957

					18,811,498

	Total Foreign Corporate Bonds (Cost $565,063,909)				546,228,716

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 35.0%
BRAZIL 1.6%
6,200,000	Brazilian Government International Bond	3.75%		09/12/2031	5,890,000
1,000,000	Brazilian Government International Bond	5.00%		01/27/2045	935,720

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,600,000	Brazilian Government International Bond	5.63%		02/21/2047	6,627,720

					13,453,440

CHILE 2.6%
3,500,000	Chile Government International Bond	2.55%		01/27/2032	3,476,655
2,300,000	Chile Government International Bond	3.10%		05/07/2041	2,224,146
9,000,000	Chile Government International Bond	3.50%		01/25/2050	9,014,625
8,500,000	Chile Government International Bond	3.10%		01/22/2061	7,683,660

					22,399,086

COLOMBIA 3.0%
5,100,000	Colombia Government International Bond	3.13%		04/15/2031	4,782,678
9,100,000	Colombia Government International Bond	3.25%		04/22/2032	8,508,682
8,200,000	Colombia Government International Bond	5.00%		06/15/2045	8,022,798
5,100,000	Colombia Government International Bond	4.13%		05/15/2051	4,394,262

					25,708,420

DOMINICAN REPUBLIC 1.9%
16,400,000	Dominican Republic International Bond	4.88%	(a)	09/23/2032	16,769,164

INDONESIA 4.9%
21,400,000	Indonesia Government International Bond	3.85%		10/15/2030	23,920,392
1,100,000	Indonesia Government International Bond	4.35%		01/11/2048	1,227,665
10,700,000	Indonesia Government International Bond	3.70%		10/30/2049	10,892,343
6,700,000	Perusahaan Penerbit SBSN Indonesia III	3.80%		06/23/2050	6,830,315

					42,870,715

MALAYSIA 1.5%
7,300,000	Malaysia Wakala Sukuk BHD	2.07%	(a)	04/28/2031	7,259,107
3,400,000	Malaysia Wakala Sukuk BHD	2.07%		04/28/2031	3,380,954
2,250,000	Malaysia Wakala Sukuk BHD	3.08%	(a)	04/28/2051	2,298,630

					12,938,691

MEXICO 5.1%
7,000,000	Mexico Government International Bond	2.66%		05/24/2031	6,770,610
9,900,000	Mexico Government International Bond	4.28%		08/14/2041	10,125,720
2,800,000	Mexico Government International Bond	4.35%		01/15/2047	2,813,524
5,500,000	Mexico Government International Bond	4.60%		02/10/2048	5,687,578
6,700,000	Mexico Government International Bond	4.50%		01/31/2050	6,868,840
13,600,000	Mexico Government International Bond	3.77%		05/24/2061	12,101,756

					44,368,028

PANAMA 3.1%
6,700,000	Panama Government International Bond	2.25%		09/29/2032	6,320,244

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,100,000	Panama Government International Bond	4.30%		04/29/2053	3,290,898
2,200,000	Panama Government International Bond	4.50%		04/01/2056	2,401,740
15,500,000	Panama Government International Bond	3.87%		07/23/2060	15,215,885

					27,228,767

PERU 1.5%
7,700,000	Peruvian Government International Bond	3.30%		03/11/2041	7,491,715
5,300,000	Peruvian Government International Bond	3.55%		03/10/2051	5,282,987

					12,774,702

PHILIPPINES 3.5%
3,400,000	Philippine Government International Bond	2.46%		05/05/2030	3,479,238
7,000,000	Philippine Government International Bond	1.65%		06/10/2031	6,677,380
5,850,000	Philippine Government International Bond	3.70%		03/01/2041	6,206,675
8,700,000	Philippine Government International Bond	3.70%		02/02/2042	9,238,054
3,200,000	Philippine Government International Bond	2.95%		05/05/2045	3,055,507
2,200,000	Philippine Government International Bond	2.65%		12/10/2045	2,017,066

					30,673,920

QATAR 0.2%
1,500,000	Qatar Government International Bond	3.38%		03/14/2024	1,596,630

SAUDI ARABIA 4.2%
2,000,000	Saudi Government International Bond	2.38%		10/26/2021	2,003,022
4,900,000	Saudi Government International Bond	2.88%		03/04/2023	5,060,005
7,000,000	Saudi Government International Bond	2.90%	(a)	10/22/2025	7,456,862
500,000	Saudi Government International Bond	2.25%		02/02/2033	487,127
200,000	Saudi Government International Bond	3.75%		01/21/2055	209,250
22,000,000	Saudi Government International Bond	3.45%		02/02/2061	21,645,910

					36,862,176

UNITED ARAB EMIRATES 1.9%
2,900,000	Abu Dhabi Government International Bond	3.13%	(a)	04/16/2030	3,152,436
3,100,000	Abu Dhabi Government International Bond	1.70%		03/02/2031	2,997,592
7,700,000	Abu Dhabi Government International Bond	3.13%		09/30/2049	7,749,434
2,600,000	Abu Dhabi Government International Bond	3.88%		04/16/2050	2,977,200

					16,876,662

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $304,042,467)				304,520,401

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COMMON STOCKS 0.1%
COLUMBIA 0.1%
228,497	Frontera Energy Corporation(e)				1,366,415

	Total Common Stocks (Cost $20,010,064)				1,366,415

WARRANTS 0.0%
BRAZIL 0.0%
1,609,815	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(d)(e)				—

	Total Warrants (Cost $—)				—

SHORT TERM INVESTMENTS 1.3%
3,729,536	First American Government Obligations Fund - Class U	0.03%	(f)		3,729,536
3,729,537	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(f)		3,729,537
3,729,537	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(f)		3,729,537

	Total Short Term Investments (Cost $11,188,610)				11,188,610

	Total Investments 99.1% (Cost $900,305,050)				863,304,142
	Other Assets in Excess of Liabilities 0.9%				7,513,227

	NET ASSETS 100.0%				$870,817,369

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	35.0%
Utilities	16.1%
Banking	15.3%
Energy	9.1%
Transportation	5.5%
Finance	5.0%
Mining	3.4%
Telecommunications	2.2%
Consumer Products	2.1%
Building and Development (including Steel/Metals)	1.3%
Short Term Investments	1.3%
Chemical Products	1.1%
Technology	0.8%
Conglomerates	0.5%
Retailers (other than Food/Drug)	0.2%
Chemicals/Plastics	0.1%
Pulp & Paper	0.1%
Construction	0.0%	(g)
Other Assets and Liabilities	0.9%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	37

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	9.5%
Colombia	9.3%
Indonesia	8.6%
Chile	8.5%
Brazil	7.6%
Peru	6.4%
Panama	6.1%
Singapore	6.1%
India	5.7%
Korea	5.7%
Saudi Arabia	4.5%
Philippines	4.2%
United Arab Emirates	4.1%
Dominican Republic	3.0%

COUNTRY BREAKDOWN as a % of Net Assets: (Cont.)

Malaysia	2.5%
Argentina	2.0%
United States	1.3%
China	1.1%
Kuwait	0.7%
Qatar	0.6%
Hong Kong	0.5%
Jamaica	0.5%
Thailand	0.4%
Israel	0.2%
Other Assets and Liabilities	0.9%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)	Perpetual maturity. The date disclosed is the next call date of the security.

(d)	Value determined using significant unobservable inputs.

(e)	Non-income producing security

(f)	Seven-day yield as of period end

(g)	Represents less than 0.05% of net assets

BRL	Brazilian Real

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.5%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	0.00%	(a)(b)(h)(k)	01/17/2028	148,219

	Total Collateralized Loan Obligations (Cost $385,448)				148,219

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 19.5%

	Adjustable Rate Mortgage Trust,
112,546	Series 2006-1-2A1	3.49%	(a)	03/25/2036	78,740

	Alternative Loan Trust,
176,459	Series 2005-J8-1A5	5.50%		07/25/2035	164,263

	AMSR Trust,
500,000	Series 2021-SFR3-G	3.80%	(b)	10/17/2038	499,141

	Banc of America Alternative Loan Trust,
278,491	Series 2006-7-A4	6.50%	(i)	10/25/2036	119,118

	BCAP LLC Trust,
23,811	Series 2007-AA2-2A5	6.00%		04/25/2037	16,811

	Chase Mortgage Finance Trust
160,730	Series 2006-S2-1A13, Series 2006-S2-1A13	6.25%		10/25/2036	98,343

	ChaseFlex Trust,
123,730	Series 2007-M1-2F4	4.14%	(i)	08/25/2037	120,532

	Citigroup Mortgage Loan Trust, Inc.,
7,110	Series 2009-7-2A2	5.50%	(b)	10/25/2021	7,074

	CitiMortgage Alternative Loan Trust,
112,439	Series 2007-A6-1A11	6.00%		06/25/2037	113,181

	Countrywide Alternative Loan Trust,
417,488	Series 2005-28CB-3A6	6.00%		08/25/2035	269,140
177,965	Series 2005-48T1-A2	5.50%		11/25/2035	137,863
56,057	Series 2006-32CB-A16	5.50%		11/25/2036	42,540
696,414	Series 2006-J1-2A1	7.00%		02/25/2036	157,740
10,479	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.50%	(d)	08/25/2037	15,280
7,577	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	28.06%	(d)	09/25/2037	8,384

	Countrywide Home Loans,
118,741	Series 2007-10-A5	6.00%		07/25/2037	83,863
6,201	Series 2007-4-1A5	6.50%		05/25/2037	4,248

	Credit Suisse First Boston Mortgage Securities Corporation,
62,481	Series 2005-8-1A3	5.25%		09/25/2035	61,126

	Credit Suisse Mortgage Capital Certificates,
23,383	Series 2006-9-4A1	6.00%		11/25/2036	18,971

	Deutsche Mortgage Securities, Inc.,
40,962	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	12.01%	(b)(d)	04/15/2036	38,413
189,462	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	12.01%	(b)(d)	04/15/2036	199,931

	First Horizon Alternative Mortgage Securities Trust,
28,891	Series 2007-FA2-1A3	6.00%		04/25/2037	16,402

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	(a)	09/25/2036	91,614

	GSR Mortgage Loan Trust,
48,699	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	11.01%	(d)	02/25/2036	47,258

	Homeward Opportunities Fund Trust,
497,846	Series 2020-BPL1-A2	5.44%	(b)(j)	08/25/2025	511,984

	JP Morgan Alternative Loan Trust,
15,230	Series 2005-S1-2A11	6.00%		12/25/2035	13,753

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
270,040	Series 2006-S1-1A3	5.50%		03/25/2036	194,945

	JP Morgan Mortgage Acquisition Trust,
87,708	Series 2006-CH2-AF3	5.46%	(i)	09/25/2029	68,301

	Lehman Mortgage Trust,
41,164	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.31%	(c)(d)	08/25/2036	6,843
2,573	Series 2006-4-1A4	6.00%		08/25/2036	2,542
598,155	Series 2007-10-2A1	6.50%		01/25/2038	281,295
302,548	Series 2007-5-11A1	4.73%	(a)	06/25/2037	246,960

	Lehman XS Trust,
79,645	Series 2005-1-3A3A	5.61%	(i)	07/25/2035	79,900

	MASTR Resecuritization Trust,
133,364	Series 2008-4-A1	6.00%	(a)(b)	06/27/2036	121,882

	Morgan Stanley Mortgage Loan Trust,
195,582	Series 2007-13-6A1	6.00%		10/25/2037	150,375

	NLT Trust,
500,000	Series 2021-INV2-B2	4.07%	(a)(b)	08/25/2056	494,580

	Progress Residential Trust,
400,000	Series 2021-SFR3-G	4.25%	(b)	05/17/2026	402,811

	Residential Accredit Loans, Inc.,
1,723	Series 2006-QS13-1A8	6.00%		09/25/2036	1,649
18,146	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.49%		06/25/2036	12,962
54,437	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.51%	(c)(d)	06/25/2036	8,065
33,691	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	0.54%		08/25/2036	24,641
101,073	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.46%	(c)(d)	08/25/2036	14,333

	Residential Asset Mortgage Products, Inc.,
123,897	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.58%, 0.87% Floor, 14.00% Cap)	0.96%		02/25/2034	123,375

	Residential Asset Securitization Trust,
147,484	Series 2005-A11-1A4	5.50%		10/25/2035	130,628
13,147	Series 2005-A12-A12	5.50%		11/25/2035	10,463
315,446	Series 2007-A1-A8	6.00%		03/25/2037	170,647

	Toorak Mortgage Corporation Ltd.,
500,000	Series 2019-2-A2	4.21%	(j)	09/25/2022	502,810

	Washington Mutual Mortgage Pass-Through Certificates,
209,723	Series 2006-8-A6	4.17%	(i)	10/25/2036	105,011

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $7,126,195)				6,090,731

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 17.7%

	Federal Home Loan Mortgage Corporation,
29,386	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	6.35%	(c)(d)	01/15/2037	5,850
59,405	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.97%	(c)(d)	08/15/2037	9,985
15,354	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	6.31%	(c)(d)	11/15/2037	1,955
61,331	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	6.23%	(c)(d)	08/15/2036	13,259

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	39

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
16,639	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.10%	(c)(d)	02/15/2038	2,050
30,119	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.57%	(c)(d)	03/15/2038	3,830
251,155	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	(c)(d)	03/15/2038	2,176
35,090	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	5.44%	(c)(d)	01/15/2039	4,433
116,891	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.92%	(c)(d)	04/15/2039	19,046
7,300	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.87%	(c)(d)	08/15/2039	856
55,784	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	4.37%	(c)(d)	09/15/2040	6,958
78,312	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.95%	(c)(d)	11/15/2040	13,565
47,273	Series 3779-DZ	4.50%		12/15/2040	51,963
104,962	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.77%	(c)(d)	02/15/2041	19,593
35,269	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.89%	(c)(d)	07/15/2041	5,433
645,026	Series 4183-Z	3.00%	(g)	03/15/2043	687,066

	Federal National Mortgage Association,
48,057	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.49%	(c)(d)	10/25/2036	9,375
24,174	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	6.23%	(c)(d)	01/25/2037	4,847
183,157	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	6.03%	(c)(d)	05/25/2037	33,936
74,687	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.53%	(c)(d)	10/25/2036	13,188
5,221	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.66%	(c)(d)	07/25/2039	794
82,381	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.71%	(c)(d)	09/25/2036	6,986
23,190	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.66%	(c)(d)	03/25/2037	2,950
21,668	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	5.63%	(c)(d)	04/25/2037	2,898
120,496	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	5.58%	(c)(d)	05/25/2040	19,238
13,799	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	6.31%	(c)(d)	11/25/2040	592
346,806	Series 2012-30-DZ	4.00%		04/25/2042	375,546
1,283,625	Series 2013-53-ZC	3.00%	(g)	06/25/2043	1,356,299
1,198,755	Series 2013-55-VZ	3.00%	(g)	06/25/2043	1,272,334
618,219	Series 2014-58-VZ	3.00%	(g)	09/25/2044	660,537
629,351	Series 2015-9-ZA	3.50%	(g)	03/25/2045	689,235

	Government National Mortgage Association,
11,964	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.86%	(c)(d)	02/20/2038	1,169
143,592	Series 2011-45-GZ	4.50%		03/20/2041	153,537

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
88,921	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	9.71%	(d)	12/20/2040	106,377

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,042,214)				5,557,856

AFFILIATED MUTUAL FUNDS 15.7%
124,955	DoubleLine Core Fixed Income Fund (Class I)				1,383,252
188,730	DoubleLine Flexible Income Fund (Class I)				1,826,902
32,707	DoubleLine Low Duration Bond Fund (Class I)				325,434
131,152	DoubleLine Total Return Bond Fund (Class I)				1,377,098

	Total Affiliated Mutual Funds (Cost $4,939,764)				4,912,686

EXCHANGE TRADED FUNDS AND MUTUAL FUNDS 9.5%
17,800	iShares ESG MSCI USA Leaders ETF				1,342,654
14,500	iShares MSCI Canada Index ETF				526,350
18,800	iShares MSCI Chile ETF				488,800
7,200	KraneShares Global Carbon ETF				295,848
67,038	Saba Capital Income & Opportunistic Fund				305,023

	Total Exchange Traded Funds and Mutual Funds (Cost $2,826,742)				2,958,675

REAL ESTATE INVESTMENT TRUSTS 6.6%
37,000	AGNC Investment Corporation				583,490
59,000	Chimera Investment Corporation				876,150
132,000	MFA Financial, Inc.				603,240

	Total Real Estate Investment Trusts (Cost $1,766,748)				2,062,880

SHORT TERM INVESTMENTS 26.9%
1,745,551	First American Government Obligations Fund - Class U	0.03%	(e)		1,745,551
1,745,552	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(e)		1,745,552
1,745,552	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(e)		1,745,552
1,000,000	United States Treasury Bills	0.00%	(f)	12/02/2021	999,945
2,000,000	United States Treasury Bills	0.00%		04/21/2022	1,999,495
200,000	United States Treasury Bills	0.00%		09/08/2022	199,857

	Total Short Term Investments (Cost $8,435,832)				8,435,952

	Total Investments 96.4% (Cost $30,522,943)				30,166,999
	Other Assets in Excess of Liabilities 3.6%				1,118,923

	NET ASSETS 100.0%				$31,285,922

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	26.9%
Non-Agency Residential Collateralized Mortgage Obligations	19.5%
US Government and Agency Mortgage Backed Obligations	17.7%
Affiliated Mutual Funds	15.7%
Exchange Traded Funds and Mutual Funds	9.5%
Real Estate Investment Trusts	6.6%
Collateralized Loan Obligations	0.5%
Other Assets and Liabilities	3.6%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Interest only security

(d)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(e)	Seven-day yield as of period end

(f)	All or a portion of this security has been pledged as collateral.

(g)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(h)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(i)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(j)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(k)	Value determined using significant unobservable inputs.

Futures Contracts
	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Value/Unrealized Appreciation (Depreciation)
10-Year US Treasury Note Future	Short	(26)	12/21/2021	(3,421,844)	$26,789
10-Year US Treasury Ultra Note Future	Short	(14)	12/21/2021	(2,033,500)	20,379
5-Year US Treasury Note Future	Short	(18)	12/31/2021	(2,209,359)	(741)
EURO STOXX 50® Index Future	Long	18	12/17/2021	844,017	(23,416)
MSCI Emerging Markets Index Future	Long	26	12/17/2021	1,619,280	(71,488)
E-Mini S&P 500 Index Future	Long	15	12/17/2021	3,223,313	(81,648)
MSCI EAFE Index Futures	Long	32	12/17/2021	3,627,200	(167,617)

					$(297,742)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER II USD Index(i)	Barclays Capital, Inc.	Long	0.40%	Termination	09/30/2022	6,000,000	$(316,832)
Long Commodity Basket Swap(ii)	Morgan Stanley	Long	0.19%	Termination	10/07/2021	1,400,000	—
Short Commodity Basket Swap(iii)	Morgan Stanley	Short	(0.22)%	Termination	10/07/2021	(1,400,000)	—

							$(316,832)

(i)

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2021, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E

(ii)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At September 30, 2021, all constituents and their weightings were as follows:

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	41

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)

Sub-Index	Ticker	Contract Value(iv)	Value of Index	Weightings
Morgan Stanley Gasoil Roll	MSCYQS0	0.22	$94	16.9%
Morgan Stanley Heating Oil Roll	MSCYHO0	0.22	94	16.9%
Morgan Stanley RBOB Roll	MSCYXB0	0.16	94	16.7%
Morgan Stanley Brent Oil Roll	MSCYCO0	0.20	93	16.6%
Morgan Stanley Crude Oil Roll	MSCYCL0	0.46	93	16.6%
Morgan Stanley Sugar Roll	MSCYSB0	0.20	91	16.3%

			$559	100.0%

(iii)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At September 30, 2021, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(iv)	Value of Index	Weightings
Morgan Stanley Natural Gas Roll	MSCYNG0	0.83	$141	18.7%
Morgan Stanley Coffee (Arabica) Roll	MSCYKC0	0.43	123	16.4%
Morgan Stanley Kansas Wheat Roll	MSCYKW0	0.53	123	16.4%
Morgan Stanley Corn Roll	MSCYCN0	0.32	123	16.4%
Morgan Stanley Wheat Roll	MSCYWH0	0.37	122	16.3%
Morgan Stanley Soybeans Roll	MSCYSY0	0.23	118	15.8%

			$750	100.0%

(iv)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

A summary of the DoubleLine Multi-Asset Growth Fund’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at September 30, 2021	Value at September 30, 2021	Change in Unrealized for the Period Ended September 30, 2021	Dividend Income Earned for the Period Ended September 30, 2021	Net Realized Gain (Loss) for the Period Ended September 30, 2021
DoubleLine Total Return Bond Fund (Class I)	$1,371,852	$—	$—	131,152	$1,377,098	$5,246	$21,571	$—
DoubleLine Core Fixed Income Fund (Class I)	1,375,754	—	—	124,955	1,383,252	7,498	20,082	—
DoubleLine Low Duration Bond Fund (Class I)	916,088	—	(590,000)	32,707	325,434	4,672	7,150	(5,326)
DoubleLine Flexible Income Fund (Class I)	1,821,240	—	—	188,730	1,826,902	5,662	36,088	—

	$5,484,934	$—	$(590,000)	477,544	$4,912,686	$23,078	$84,891	$(5,326)

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 8.4%

	AASET Ltd.,
9,250,966	Series 2019-2-A	3.38%	(a)	10/16/2039	9,012,966

	AccessLex Institute,
2,082,153	Series 2004-2-A3 (3 Month LIBOR USD + 0.19%)	0.32%		10/25/2024	2,062,672
4,197,786	Series 2007-A-B (3 Month LIBOR USD + 0.55%)	0.68%		02/25/2037	4,041,772

	Affirm Asset Securitization Trust,
15,000,000	Series 2020-A-A	2.10%	(a)	02/18/2025	15,079,314
3,949,805	Series 2020-Z1-A	3.46%	(a)	10/15/2024	3,997,732
13,245,622	Series 2020-Z2-A	1.90%	(a)	01/15/2025	13,346,237
5,000,000	Series 2021-A-A	0.88%	(a)	08/15/2025	5,011,788
2,850,000	Series 2021-B-A	1.03%	(a)	08/17/2026	2,855,431
21,330,680	Series 2021-Z1-A	1.07%	(a)	08/15/2025	21,385,671

	American Credit Acceptance Receivables Trust,
1,610,472	Series 2019-2-C	3.17%	(a)	06/12/2025	1,622,580

	Aqua Finance Trust,
7,414,139	Series 2020-AA-A	1.90%	(a)	07/17/2046	7,478,415

	Arivo Acceptance Auto Loan Receivables Trust,
1,961,774	Series 2019-1-A	2.99%	(a)	07/15/2024	1,979,209
5,557,876	Series 2021-1A-A	1.19%	(a)	01/15/2027	5,566,027

	CAL Funding IV Ltd.,
9,836,250	Series 2020-1A-A	2.22%	(a)	09/25/2045	9,945,863

	CLUB Credit Trust,
9,580	Series 2018-2-PT	1.99%	(a)(b)	02/15/2041	8,721

	Commonbond Student Loan Trust,
1,709,435	Series 2017-BGS-A1	2.68%	(a)	09/25/2042	1,742,094
1,684,919	Series 2020-AGS-A	1.98%	(a)	08/25/2050	1,712,037

	Consumer Loan Underlying Bond Credit Trust,
8,845,000	Series 2020-P1-C	4.61%	(a)	03/15/2028	9,069,016

	CPS Auto Receivables Trust,
2,150,000	Series 2020-C-C	1.71%	(a)	08/17/2026	2,180,441

	Diamond Resorts Owner Trust,
5,308,727	Series 2021-1A-B	2.05%	(a)	11/21/2033	5,354,757

	Drive Auto Receivables Trust,
7,000,000	Series 2020-2-B	1.42%		03/17/2025	7,039,675

	DT Auto Owner Trust,
2,724,083	Series 2020-2A-A	1.14%	(a)	01/16/2024	2,729,652

	Exeter Automobile Receivables Trust,
27,750,000	Series 2021-1A-C	0.74%		01/15/2026	27,823,882

	ExteNet Issuer LLC,
4,250,000	Series 2019-1A-B	4.14%	(a)	07/26/2049	4,392,730

	Foundation Finance Trust,
3,871,341	Series 2019-1A-A	3.86%	(a)	11/15/2034	3,986,084

	Freed Trust,
1,205,122	Series 2020-FP1-A	2.52%	(a)	03/18/2027	1,208,095

	Genesis Sales Finance Master Trust,
7,200,000	Series 2020-AA-A	1.65%	(a)	09/22/2025	7,245,916
3,350,000	Series 2020-AA-B	2.24%	(a)	09/22/2025	3,373,057

	Global SC Finance SRL,
4,431,416	Series 2020-1A-A	2.17%	(a)	10/17/2040	4,492,994

	GLS Auto Receivables Issuer Trust,
6,759,480	Series 2020-2A-A	1.58%	(a)	08/15/2024	6,787,843

	Hertz Vehicle Financing LLC,
10,200,000	Series 2021-1A-B	1.56%	(a)	12/26/2025	10,257,375

	Hilton Grand Vacations Trust,
1,780,247	Series 2018-AA-A	3.54%	(a)	02/25/2032	1,867,979
849,695	Series 2020-AA-A	2.74%	(a)	02/25/2039	884,842

	Laurel Road Prime Student Loan Trust,
1,700,865	Series 2019-A-A1FX	2.34%	(a)	10/25/2048	1,726,326

	LendingClub Receivables Trust,
4,787,740	Series 2020-3-A	3.50%	(a)	01/16/2046	4,841,962
4,147,954	Series 2020-5A-A	3.50%	(a)	03/15/2046	4,170,735

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LendingPoint Asset Securitization Trust,
35,625,199	Series 2021-A-A	1.00%	(a)	12/15/2028	35,644,002

	Loanpal Solar Loan Ltd.,
10,639,233	Series 2020-3GS-A	2.47%	(a)	12/20/2047	10,841,729

	Marlette Funding Trust,
119,681	Series 2019-2A-A	3.13%	(a)	07/16/2029	119,798
158,832	Series 2019-3A-A	2.69%	(a)	09/17/2029	159,158
619,986	Series 2019-4A-A	2.39%	(a)	12/17/2029	621,878
6,750,000	Series 2019-4A-C	3.76%	(a)	12/17/2029	6,965,929

	MVW Owner Trust,
1,281,784	Series 2018-1A-C	3.90%	(a)	01/21/2036	1,324,918

	Navient Private Education Loan Trust,
5,691,012	Series 2020-FA-A	1.22%	(a)	07/15/2069	5,726,572
3,274,849	Series 2020-GA-A	1.17%	(a)	09/16/2069	3,293,548

	NP SPE LLC,
5,055,027	Series 2019-1A-A1	2.57%	(a)	09/20/2049	5,085,180

	Oxford Finance Funding LLC,
8,641,808	Series 2019-1A-A2	4.46%	(a)	02/15/2027	8,890,452
18,000,000	Series 2020-1A-A2	3.10%	(a)	02/15/2028	18,470,365

	Pagaya AI Debt Selection Trust,
3,786,846	Series 2019-3-A	3.82%	(a)	11/16/2026	3,822,635
9,076,436	Series 2020-3-A	2.10%	(a)	05/17/2027	9,131,120
17,995,112	Series 2021-1-A	1.18%	(a)	11/15/2027	18,044,086
19,847,431	Series 2021-HG1-A	1.22%	(a)	01/16/2029	19,872,915

	Prosper Marketplace Issuance Trust,
8,200,918	Series 2019-2A-C	5.05%	(a)	09/15/2025	8,294,192

	Santander Drive Auto Receivables Trust,
5,000,000	Series 2020-4-D	1.48%		01/15/2027	5,068,355

	SLM Private Credit Student Loan Trust,
7,601,369	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	0.41%		06/15/2039	7,477,856
4,587,996	Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	0.39%		12/15/2039	4,501,999

	Small Business Lending Trust,
4,614,560	Series 2020-A-A	2.62%	(a)	12/15/2026	4,625,683

	SoFi Alternative Trust,
36,827,471	Series 2021-1-PT1	9.72%	(a)(b)	05/25/2030	38,014,015
43,500,000	Series 2021-2-A	1.25%	(a)	08/15/2030	43,598,702
22,341,144	Series 2021-A-PT1	1.48%	(a)(b)	03/15/2047	22,178,076
24,031,364	Series 2021-B-PT1	1.76%	(a)(b)	02/15/2047	24,181,032

	SoFi Consumer Loan Program LLC,
25,918	Series 2016-1-A	3.26%	(a)	08/25/2025	25,970

	SoFi Consumer Loan Program Trust,
1,454,000	Series 2018-2-C	4.25%	(a)	04/26/2027	1,484,792
5,011,427	Series 2019-F-PT1	3.93%	(a)(b)	02/15/2045	5,131,252

	SoFi Professional Loan Program,
1,123,766	Series 2016-A-A2	2.76%	(a)	12/26/2036	1,131,602
1,066,060	Series 2017-A-A2B	2.40%	(a)	03/26/2040	1,077,564
7,959,066	Series 2020-C-AFX	1.95%	(a)	02/15/2046	8,093,711

	Springleaf Funding Trust,
3,714,851	Series 2017-AA-A	2.68%	(a)	07/15/2030	3,720,080

	Stack Infrastructure Issuer LLC,
7,062,708	Series 2019-1A-A2	4.54%	(a)	02/25/2044	7,435,248

	TAL Advantage VII LLC,
4,475,000	Series 2020-1A-A	2.05%	(a)	09/20/2045	4,515,535

	Tesla Auto Lease Trust,
5,000,000	Series 2019-A-C	2.68%	(a)	01/20/2023	5,101,966
3,250,000	Series 2020-A-A4	0.78%	(a)	12/20/2023	3,269,735

	Theorem Funding Trust,
1,676,692	Series 2020-1A-A	2.48%	(a)	10/15/2026	1,684,592

	Upgrade Master Pass-Thru Trust,
1,055,720	Series 2019-ST1-A	4.00%	(a)	07/15/2025	1,068,789
8,829,973	Series 2021-PT3-A	12.98%	(a)(b)	07/15/2027	8,956,180

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Upstart Pass-Through Trust,
4,522,746	Series 2020-ST5-A	3.00%	(a)	12/20/2026	4,596,279
4,657,381	Series 2021-ST5-A	2.00%	(a)	07/20/2027	4,653,965
14,428,385	Series 2021-ST6-A	1.85%	(a)	08/20/2027	14,425,312

	Upstart Securitization Trust,
12,357,319	Series 2020-3-A	1.70%	(a)	11/20/2030	12,421,241
5,732,735	Series 2021-1-A	0.87%	(a)	03/20/2031	5,744,687
23,729,510	Series 2021-3-A	0.83%	(a)	07/20/2031	23,742,210
2,000,000	Series 2021-3-B	1.66%	(a)	07/20/2031	1,999,344

	Total Asset Backed Obligations (Cost $640,399,758)				642,516,139

BANK LOANS 6.2%

	1011778 B.C. Unlimited Liability Company,
14,625,265	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		11/19/2026	14,472,870

	Api Group DE, Inc.,
947,595	Senior Secured First Lien Term Loan	2.58%	(c)	10/01/2026	943,601

	Asplundh Tree Expert LLC,
12,709,595	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		09/07/2027	12,678,710

	Avantor Funding, Inc.,
11,335,101	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		11/08/2027	11,367,010

	Axalta Coating Systems Dutch Holding B B.V.,
12,431,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.88%		05/31/2024	12,413,102

	Berry Global, Inc.,
14,587,424	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 1.75%)	1.86%		07/01/2026	14,525,427

	Cable One, Inc.,
11,261,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		05/03/2028	11,215,996

	Calpine Corporation,
1,433,997	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.09%		04/06/2026	1,419,435
9,561,877	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%		12/16/2027	9,551,120

	Catalent Pharma Solutions, Inc.,
2,961,525	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		02/22/2028	2,967,818

	Charter Communications Operating LLC.,
11,303,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		02/01/2027	11,244,129

	Clean Harbors, Inc.,
2,555,000	Senior Secured First Lien Term Loan	2.08%	(c)	09/21/2028	2,560,314

	CSC Holdings LLC,
14,627,552	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		07/17/2025	14,452,680
1,580,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		01/15/2026	1,561,237

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dell International LLC,
11,983,522	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.25% Floor)	2.00%		09/19/2025	11,993,169

	Elanco Animal Health, Inc.,
14,685,003	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		07/30/2027	14,523,688

	Element Solutions, Inc.,
1,466,260	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		01/30/2026	1,466,267

	Energizer Holdings, Inc.,
9,686,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	9,696,699

	Fleetcor Technologies Operating Company LLC,
11,962,522	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		04/28/2028	11,949,722

	Focus Financial Partners LLC,
369,375	Senior Secured First Lien Term Loan	3.00%	(c)(i)	06/30/2028	368,867
1,596,623	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/30/2028	1,594,428

	Gardner Denver, Inc.,
14,503,885	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		03/01/2027	14,328,606

	Generac Power Systems, Inc.,
1,310,264	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		12/11/2026	1,316,324

	Go Daddy Operating Company LLC,
14,423,457	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		02/15/2024	14,352,278

	Gray Television, Inc.,
3,247,352	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%		01/02/2026	3,240,857

	Grifols Worldwide Operations USA, Inc.,
9,750,388	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.00%)	2.07%		11/15/2027	9,604,133

	HCA, Inc.,
1,511,213	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		06/23/2028	1,522,547

	HCRX Investments HoldCo LP,
2,520,000	Senior Secured First Lien Term Loan	2.75%	(c)	07/15/2028	2,514,960

	Herman Miller, Inc.,
1,345,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.06%		07/19/2028	1,347,159

	Horizon Therapeutics USA, Inc.,
11,338,025	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	11,330,939

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	ICON Luxembourg SARL,
9,570,533	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%	07/03/2028	9,613,026

	IQVIA, Inc.,
12,384,280	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.88%	06/11/2025	12,374,992

	Iron Mountain Information Management LLC,
12,060,327	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%	01/02/2026	11,977,412

	JBS USA Lux S.A.,
12,977,741	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%	05/01/2026	12,942,312

	KAR Auction Services, Inc.,
8,889,186	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.38%	09/21/2026	8,711,402

	KFC Holding Company,
6,909,473	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%	03/15/2028	6,918,732

	Lamar Media Corporation,
1,940,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.50%)	1.58%	01/29/2027	1,932,559

	Level 3 Financing, Inc.,
14,640,195	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%	03/01/2027	14,479,372

	Marriott Ownership Resorts, Inc.,
3,968,960	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%	08/29/2025	3,911,410

	Nexstar Broadcasting, Inc.,
11,420,983	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%	09/18/2026	11,424,581

	Open Text Corporation,
4,272,353	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%	05/30/2025	4,288,374

	Pilot Travel Centers LLC,
15,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%	08/04/2028	15,465,435

	PRA Health Sciences, Inc.,
2,384,504	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%	07/03/2028	2,395,091

	Resideo Funding, Inc.,
	Senior Secured First Lien Term Loan
806,686	(1 Month LIBOR USD +2.25%, 0.50% Floor)	2.75%	02/11/2028	808,702
806,686	(2 Month LIBOR USD +2.25%, 0.50% Floor)	2.75%	02/11/2028	808,702
4,252,153	(3 Month LIBOR USD +2.25%, 0.50% Floor)	2.75%	02/11/2028	4,262,785

	Reynolds Consumer Products LLC,
12,058,112	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%	02/04/2027	12,039,663

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RPI Intermediate Finance Trust,
8,283,946	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		02/11/2027	8,268,414

	Science Applications International Corporation,
5,538,388	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	1.96%		10/31/2025	5,558,381

	ServiceMaster Company LLC,
8,941,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.88%		11/05/2026	8,940,918

	SS&C Technologies, Inc.,
5,920,890	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		04/16/2025	5,874,026

	Standard Industries, Inc.,
7,760,000	Senior Secured First Lien Term Loan	3.00%	(c)	09/22/2028	7,776,645

	Stars Group Holdings B.V.,
12,080,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.38%		07/21/2026	12,053,847

	Trans Union LLC,
13,126,873	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		11/13/2026	13,062,289

	Univar Solutions USA, Inc.,
1,930,163	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		06/02/2028	1,928,097

	US Foods, Inc.,
6,017,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		09/14/2026	5,946,889

	Virgin Media Bristol LLC,
3,799,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		01/31/2028	3,779,088

	Vistra Operations Company LLC,
14,513,192	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		12/31/2025	14,419,510

	WMG Acquisition Corporation,
14,420,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	2.21%		01/20/2028	14,358,427

	Total Bank Loans (Cost $469,439,591)				468,845,173

COLLATERALIZED LOAN OBLIGATIONS 16.2%

	AIG Ltd.,
20,000,000	Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/20/2032	19,999,583
10,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.26%	(a)	07/20/2034	10,000,777

	AIMCO,
9,353,015	Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	0.98%	(a)	01/15/2028	9,353,015

	Allegro Ltd.,
20,000,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.34%	(a)	07/20/2032	20,025,670

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Anchorage Capital Ltd.,
15,000,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.25%)	1.38%	(a)	10/13/2030	15,008,564
15,000,000	Series 2018-1RA-A1 (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.12%	(a)	04/13/2031	15,011,239

	Apidos Ltd.,
4,000,000	Series 2021-35A-A (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.25%	(a)	04/20/2034	4,007,425

	Atlas Senior Loan Fund Ltd.,
9,276,638	Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	0.95%	(a)	11/17/2027	9,283,999

	Babson Ltd.,
5,987,000	Series 2015-2A-AR (3 Month LIBOR USD + 1.19%)	1.32%	(a)	10/20/2030	5,994,484

	Bain Capital Credit Ltd.,
20,000,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	1.26%	(a)	04/19/2034	20,028,056

	Battalion Ltd.,
16,287,716	Series 2014-7A-A1RR (3 Month LIBOR USD + 1.04%, 1.04% Floor)	1.17%	(a)	07/17/2028	16,307,604
30,000,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/24/2034	30,056,021
22,000,000	Series 2021-20A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.32%	(a)	07/15/2034	22,027,491

	BlueMountain Ltd.,
22,000,000	Series 2021-31A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.15%	(a)	04/19/2034	22,037,625

	Bridge Street Ltd.,
20,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.32%	(a)	07/20/2034	20,000,352

	Carlyle Global Market Strategies Ltd.,
9,918,327	Series 2014-3RA-A1A (3 Month LIBOR USD + 1.05%)	1.18%	(a)	07/27/2031	9,928,245
25,000,000	Series 2016-1A-A1R2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.27%	(a)	04/20/2034	25,038,936

	Carlyle US Ltd.,
11,000,000	Series 2021-1A-A1 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.33%	(a)	04/15/2034	11,005,485
11,000,000	Series 2021-7A-A1 (3 Month LIBOR USD + 1.16%, 1.16% Floor)	1.24%	(a)	10/15/2035	11,022,660

	CarVal Ltd.,
42,000,000	Series 2019-1A-ANR (3 Month LIBOR USD + 1.11%, 1.11% Floor)	1.24%	(a)	04/20/2032	42,032,944

	Cathedral Lake Ltd.,
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	10/21/2030	35,046,654

	CBAM Ltd.,
10,000,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.32%	(a)	07/17/2034	10,012,503
20,000,000	Series 2019-10A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/20/2032	20,013,595

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFIP Ltd.,
26,500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.45%	(a)	07/13/2029	26,533,305

	Crown Point Ltd.,
18,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.29%	(a)	07/20/2034	18,000,653

	Dryden Ltd.,
10,000,000	Series 2019-75A-AR2 (3 Month LIBOR USD + 1.04%, 1.04% Floor)	1.17%	(a)	04/15/2034	10,002,880
5,000,000	Series 2019-76A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	1.46%	(a)	10/20/2032	5,007,398

	Elmwood Ltd.,
5,000,000	Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.37%	(a)	04/15/2033	5,017,500

	Galaxy Ltd.,
27,500,000	Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	04/16/2034	27,609,615

	Gener8 Maritime, Inc.,
46,500,000	Series 9A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.20%	(a)	10/20/2034	46,500,000

	Greywolf Ltd.,
5,585,000	Series 2015-1A-A1R (3 Month LIBOR USD + 1.16%, 1.16% Floor)	1.29%	(a)	01/27/2031	5,587,760
14,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.31%	(a)	10/20/2031	14,104,600

	Gulf Stream Meridian Ltd.,
17,500,000	Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%	(a)	07/15/2034	17,549,152

	Halcyon Loan Advisors Funding Ltd.,
4,829,046	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.03%	(a)	10/18/2027	4,828,441

	Halsey Point Ltd.,
13,250,000	Series 2020-2A-A1 (3 Month LIBOR USD + 1.86%, 1.86% Floor)	1.99%	(a)	07/20/2031	13,308,963

	Harbourview Ltd.,
8,691,167	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.26%	(a)	07/18/2031	8,664,295

	Jamestown Ltd.,
10,500,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/25/2030	10,505,775

	Jefferson Mill Ltd.,
9,968,710	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	1.31%	(a)	10/20/2031	9,932,492

	Kingsland Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/20/2031	22,022,000

	LCM LP,
18,592,833	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.37%	(a)	07/15/2027	18,606,778

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LCM Ltd.,
13,000,000	Series 24A-AR (3 Month LIBOR USD + 0.98%, 0.98% Floor)	1.11%	(a)	03/20/2030	13,012,940

	Madison Park Funding Ltd.,
20,000,000	Series 2019-34A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/25/2032	20,014,255

	Marathon Ltd.,
5,908,344	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	1.00%	(a)	11/21/2027	5,911,732
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.88%	(a)	04/15/2029	3,007,530
24,008,401	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	1.31%	(a)	04/18/2031	24,039,125

	Marble Point Ltd.,
20,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.41%	(a)	01/20/2032	20,040,000

	Midocean Credit Partners,
15,500,000	Series 2018-8A-A1R (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.18%	(a)	02/20/2031	15,496,795

	MP Ltd.,
15,000,000	Series 2015-2A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	04/28/2034	14,998,116
35,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	07/25/2034	35,032,179

	Ocean Trails,
28,258,823	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.41%	(a)	10/13/2031	28,294,141

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.21%	(a)	04/26/2031	16,520,617

	OHA Credit Funding Ltd.,
8,500,000	Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.20%	(a)	02/20/2034	8,502,125

	Palmer Square Loan Funding Ltd.,
5,388,564	Series 2018-5A-A1 (3 Month LIBOR USD + 0.85%, 0.85% Floor)	0.98%	(a)	01/20/2027	5,395,818
11,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26%	(a)	07/15/2034	11,008,611

	Prudential PLC,
20,000,000	Series 2021-5A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.20%	(a)	10/18/2034	20,000,000

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	1.32%	(a)	10/25/2031	12,516,989

	Riserva Ltd.,
10,000,000	Series 2016-3A-ARR (3 Month LIBOR USD + 1.06%, 1.06% Floor)	1.19%	(a)	01/18/2034	9,988,313

	Romark Ltd.,
21,771,593	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	1.16%	(a)	04/20/2031	21,807,733

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RR Ltd.,
18,875,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/15/2036	18,898,815

	Shackleton Ltd.,
20,000,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	07/15/2031	20,005,111

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.38%	(a)	10/20/2031	16,014,737
8,500,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.32%	(a)	07/15/2034	8,518,183
25,000,000	Series 2020-1A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.32%	(a)	07/20/2034	25,053,593

	Steele Creek Ltd.,
2,365,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.20%	(a)	04/21/2031	2,362,891
900,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.33%	(a)	04/15/2032	901,622
900,000	Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	1.80%	(a)	04/15/2032	900,000
18,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.30%	(a)	07/15/2032	18,001,047

	Symphony Ltd.,
12,925,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.21%	(a)	01/17/2032	12,937,638

	Tralee Ltd.,
44,000,000	Series 2019-6A-A1 (3 Month LIBOR USD + 1.45%)	1.58%	(a)	10/25/2032	44,044,000

	Trestles Ltd.,
20,000,000	Series 2021-4A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.30%	(a)	07/21/2034	20,000,667

	Trimaran CAVU LLC,
10,000,000	Series 2019-1A-A1 (3 Month LIBOR USD + 1.46%, 1.46% Floor)	1.59%	(a)	07/20/2032	10,035,000
5,750,000	Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.35%	(a)	04/23/2032	5,760,079

	Vibrant Ltd.,
21,715,001	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	1.38%	(a)	10/20/2031	21,690,285

	Wellfleet Ltd.,
16,713,845	Series 2016-1A-AR (3 Month LIBOR USD + 0.91%)	1.04%	(a)	04/20/2028	16,734,671
2,680,705	Series 2016-2A-A1R (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.27%	(a)	10/20/2028	2,683,385
19,000,000	Series 2017-2A-A1R (3 Month LIBOR USD + 1.06%)	1.19%	(a)	10/20/2029	18,995,250
5,500,000	Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.23%	(a)	07/17/2031	5,504,675

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wellfleet Ltd., (Cont.)
10,000,000	Series 2021-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.34%	(a)	07/15/2034	10,000,360

	Total Collateralized Loan Obligations (Cost $1,229,805,351)				1,231,653,562

FOREIGN CORPORATE BONDS 11.6%
2,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	2,976,624
3,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	3,189,240
7,500,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	7,760,112
600,000	AstraZeneca PLC	2.38%		06/12/2022	607,979
10,500,000	AstraZeneca PLC	3.50%		08/17/2023	11,099,000
5,165,000	Avolon Holdings Funding Ltd.	3.63%	(a)	05/01/2022	5,242,877
800,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	859,841
2,370,000	Axiata SPV2 BHD	4.36%		03/24/2026	2,641,839
2,910,000	Baidu, Inc.	3.50%		11/28/2022	2,998,173
8,000,000	Baidu, Inc.	3.88%		09/29/2023	8,455,000
300,000	Baidu, Inc.	3.08%		04/07/2025	314,993
750,000	Banco Bradesco S.A.	3.20%		01/27/2025	760,687
1,500,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	(a)	02/15/2029	1,606,200
3,350,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	3,329,096
1,800,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	1,764,468
9,350,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%	(a)	09/30/2031	9,165,431
6,100,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	6,046,625
3,600,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	3,787,722
5,600,000	Banco do Brasil S.A.	3.25%	(a)	09/30/2026	5,604,200
7,600,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	7,614,060
2,500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	(a)	09/14/2025	2,556,875
12,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	(d)	07/06/2022	12,511,283
200,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	202,250
13,180,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	13,367,617
4,000,000	Bangkok Bank PCL	3.88%		09/27/2022	4,127,597
14,000,000	Banistmo S.A.	3.65%		09/19/2022	14,245,700
2,400,000	Banistmo S.A.	3.65%	(a)	09/19/2022	2,442,120
4,695,000	Bank of Nova Scotia	0.55%		09/15/2023	4,708,436
1,635,000	Bank of Nova Scotia	0.65%		07/31/2024	1,632,829
6,060,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	6,089,648

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,860,000	BAT International Finance PLC	1.67%		03/25/2026	5,866,097
2,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	2,073,500
4,071,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	4,307,790
8,500,000	BDO Unibank, Inc.	2.63%		10/24/2021	8,527,880
1,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,032,165
5,590,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71%	(a)	01/10/2025	6,053,510
3,865,000	BOC Aviation Corporation	1.63%	(a)	04/29/2024	3,895,648
5,875,000	BPCE S.A.	2.38%	(a)	01/14/2025	6,068,256
4,200,000	C&W Senior Financing DAC	7.50%		10/15/2026	4,361,112
1,750,000	Camposol S.A.	6.00%		02/03/2027	1,809,938
2,850,000	Canacol Energy Ltd.	7.25%		05/03/2025	2,981,841
3,435,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	3,435,821
3,800,000	Central American Bottling Corporation	5.75%		01/31/2027	3,920,631
14,400,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	11,797,704
495,000	CIMB Bank BHD	3.26%		03/15/2022	500,730
200,000	CK Hutchison International 21 Ltd.	1.50%		04/15/2026	200,276
11,600,000	CK Hutchison International 21 Ltd.	1.50%	(a)	04/15/2026	11,616,031
5,460,000	Commonwealth Bank of Australia (Secured Overnight Financing Rate + 0.40%)	0.45%	(a)	07/07/2025	5,471,347
5,036,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	5,276,998
1,400,000	Credicorp Ltd.	2.75%	(a)	06/17/2025	1,432,029
6,055,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	1.35%	(a)	06/12/2024	6,149,650
1,500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	0.75%		07/25/2022	1,506,514
12,555,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	12,504,968
5,780,000	Deutsche Bank AG	0.90%		05/28/2024	5,776,158
1,156,162	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(a)	04/01/2025	1,030,915
190,061	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(d)	10/18/2021	156,270
8,500,000	Ecopetrol S.A.	5.88%		09/18/2023	9,165,125
2,990,650	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	2,950,381
4,386,770	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	4,502,734
5,074,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	3,367,918
2,850,000	Enbridge, Inc.	0.55%		10/04/2023	2,851,705
10,200,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	10,891,740
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	203,210
3,200,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.03%		11/20/2023	3,228,912
13,086,335	Fenix Power Peru S.A.	4.32%		09/20/2027	13,392,294
17,600,000	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	17,813,195
1,235,000	Geopark Ltd.	6.50%		09/21/2024	1,269,240
1,575,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	1,665,972
1,430,000	Glencore Funding LLC	4.13%	(a)	03/12/2024	1,532,356
2,305,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	2,496,753
2,800,000	Global Bank Corporation	4.50%		10/20/2021	2,797,224

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
500,000	Global Bank Corporation	4.50%	(a)	10/20/2021	499,504
8,094,320	GNL Quintero S.A.	4.63%		07/31/2029	8,772,300
5,750,000	Grupo Aval Ltd.	4.75%		09/26/2022	5,908,125
3,615,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	3,890,680
16,005,000	HPHT Finance Ltd.	2.88%		11/05/2024	16,798,560
3,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,253,986
1,177,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,226,611
2,280,939	Interoceanica Finance Ltd.	0.00%		11/30/2025	2,135,529
10,100,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	9,804,827
2,535,000	JDE Peet’s NV	0.80%	(a)	09/24/2024	2,528,557
200,000	Kallpa Generacion S.A.	4.88%		05/24/2026	214,494
2,700,000	Korea Development Bank	1.25%		06/03/2025	2,718,344
11,000,000	Korea Development Bank	0.80%		04/27/2026	10,823,713
5,600,000	Korea Development Bank	1.00%		09/09/2026	5,540,638
5,300,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	5,393,304
8,500,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	8,649,638
1,900,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	1,891,544
14,700,000	Korea Electric Power Corporation	1.13%		06/15/2025	14,634,576
4,200,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(a)	04/27/2026	4,166,317
13,000,000	Korea Southern Power Company Ltd.	0.75%	(a)	01/27/2026	12,682,553
15,575,000	KT Corporation	1.00%		09/01/2025	15,401,423
3,000,000	KT Corporation	2.50%		07/18/2026	3,141,854
11,800,000	LG Chem Ltd.	3.25%		10/15/2024	12,607,006
6,445,000	Lloyds Banking Group PLC (1 Year CMT Rate + .55%)	0.70%		05/11/2024	6,463,305
6,035,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	6,151,648
2,000,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	0.92%		08/16/2024	2,016,780
11,428,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	11,474,169
13,090,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	14,486,782
4,050,000	Millicom International Cellular S.A.	5.13%		01/15/2028	4,215,038
8,100,000	Minejesa Capital B.V.	4.63%		08/10/2030	8,410,716
11,445,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	0.99%		07/26/2023	11,597,507
10,815,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	0.91%		03/05/2023	10,913,434
7,400,000	Multibank, Inc.	4.38%		11/09/2022	7,531,424
6,380,000	NatWest Group PLC (3 Month LIBOR USD + 1.55%)	1.68%		06/25/2024	6,514,789
7,800,000	NongHyup Bank	1.25%	(a)	07/20/2025	7,776,002
2,300,000	NongHyup Bank	1.25%		07/20/2025	2,292,924
16,195,000	ONGC Videsh Ltd.	2.88%		01/27/2022	16,289,682
4,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	4,159,968
7,849,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	7,932,945
3,000,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	3,247,728
5,600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	5,591,208

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,300,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	11,282,259
7,407,190	Panama Metro Line SP	0.00%		12/05/2022	7,315,637
2,049,991	Panama Metro Line SP	0.00%	(a)	12/05/2022	2,024,653
9,200,000	Pertamina Persero PT	1.40%		02/09/2026	9,034,977
1,000,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,005,660
3,800,000	Petronas Capital Ltd.	3.13%		03/18/2022	3,844,346
12,600,000	Petronas Capital Ltd.	3.50%		03/18/2025	13,511,220
8,000,000	POSCO	2.38%		11/12/2022	8,151,886
6,550,000	POSCO	2.38%		01/17/2023	6,684,358
2,300,000	POSCO	2.75%		07/15/2024	2,409,008
2,700,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	2,819,577
2,900,000	Qatar Petroleum	1.38%	(a)	09/12/2026	2,882,194
4,000,000	Qatar Petroleum	1.38%		09/12/2026	3,975,440
19,310,000	Reliance Industries Ltd.	5.40%		02/14/2022	19,628,665
8,035,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.58%		01/20/2026	8,071,106
2,700,000	SA Global Sukuk Ltd.	1.60%	(a)	06/17/2026	2,686,514
4,500,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	4,477,523
2,080,000	Sable International Finance Ltd.	5.75%		09/07/2027	2,186,600
600,000	SACI Falabella	3.75%		04/30/2023	626,256
8,000,000	Saudi Arabian Oil Company	2.75%		04/16/2022	8,100,344
200,000	Saudi Arabian Oil Company	1.25%	(a)	11/24/2023	201,455
2,865,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	2,937,141
2,640,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	2,823,913
5,335,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	5,598,212
3,500,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	3,638,529
3,500,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	3,458,178
6,140,000	Sumitomo Mitsui Trust Bank Ltd.	0.80%	(a)	09/12/2023	6,178,333
13,200,000	Telefonica Chile S.A.	3.88%		10/12/2022	13,577,586
2,900,000	Temasek Financial Ltd.	2.38%		01/23/2023	2,969,958
12,000,000	Tencent Holdings Ltd.	1.81%	(a)	01/26/2026	12,108,751
15,350,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	16,332,707
6,020,000	Toronto-Dominion Bank	0.70%		09/10/2024	6,010,067
7,800,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	8,470,722
8,930,000	UBS Group Funding Switzerland AG (1 Year CMT Rate + 0.83%)	1.01%	(a)	07/30/2024	8,990,591
6,015,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	6,383,391
8,900,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	8,838,368
3,600,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	3,641,868
2,915,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,797,336
1,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	899,210
5,855,000	Volkswagen Group of America Finance LLC	0.88%	(a)	11/22/2023	5,885,522

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,985,000	VTR Comunicaciones SpA	5.13%		01/15/2028	5,296,214

	Total Foreign Corporate Bonds (Cost $875,506,966)				881,097,467

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 2.0%
5,200,000	Abu Dhabi Government International Bond	0.75%	(a)	09/02/2023	5,220,722
5,800,000	Abu Dhabi Government International Bond	2.50%	(a)	04/16/2025	6,112,852
20,800,000	Brazilian Government International Bond	2.88%		06/06/2025	21,279,440
4,200,000	Chile Government International Bond	3.13%		01/21/2026	4,496,226
2,700,000	Colombia Government International Bond	2.63%		03/15/2023	2,743,875
19,000,000	Colombia Government International Bond	4.50%		01/28/2026	20,409,135
800,000	Indonesia Government International Bond	2.95%		01/11/2023	824,552
2,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	2,131,737
4,600,000	Panama Government International Bond	4.00%		09/22/2024	4,939,802
5,900,000	Panama Government International Bond	3.75%		03/16/2025	6,340,730
5,000,000	Perusahaan Penerbit SBSN Indonesia III	3.40%		03/29/2022	5,070,300
1,200,000	Perusahaan Penerbit SBSN Indonesia III	3.75%		03/01/2023	1,254,318
13,100,000	Perusahaan Penerbit SBSN Indonesia III	2.30%		06/23/2025	13,594,525
400,000	Perusahaan Penerbit SBSN Indonesia III	1.50%		06/09/2026	400,012
8,500,000	Perusahaan Penerbit SBSN Indonesia III	1.50%	(a)	06/09/2026	8,500,255
14,250,000	Peruvian Government International Bond	2.39%		01/23/2026	14,568,060
1,000,000	Qatar Government International Bond	4.50%		01/20/2022	1,012,950
14,900,000	Qatar Government International Bond	3.25%		06/02/2026	16,103,920
5,000,000	Saudi Government International Bond	2.38%		10/26/2021	5,007,555
9,000,000	Saudi Government International Bond	2.88%		03/04/2023	9,293,886

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $149,530,475)				149,304,852

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.6%

	ACRE Commercial Mortgage Ltd.,
6,481,078	Series 2021-FL4-A (1 Month LIBOR USD + 0.83%, 0.83% Floor)	0.92%	(a)	12/18/2037	6,481,188
5,000,000	Series 2021-FL4-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.19%	(a)	12/18/2037	5,000,040

	ACREC Trust Ltd.,
16,793,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.24%	(a)	10/18/2036	16,851,775

	Arbor Multifamily Mortgage Securities Trust,
14,340,000	Series 2021-MF2-A2	2.02%	(a)	06/15/2054	14,642,803

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Arbor Realty Ltd.,
10,812,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	1.23%	(a)	06/15/2028	10,831,602
1,016,000	Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.78%	(a)	05/15/2037	1,018,858
16,415,000	Series 2020-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.51%, 1.40% Floor)	1.56%	(a)	02/15/2035	16,449,898
5,000,000	Series 2021-FL1-A (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.05%	(a)	12/15/2035	5,013,850
5,000,000	Series 2021-FL1-AS (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	12/15/2035	5,017,500
3,000,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.18%	(a)	05/15/2036	3,011,430
7,979,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	1.16%	(a)	08/15/2034	8,006,926

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	12/15/2036	11,707,078
2,579,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.03%	(a)	06/15/2035	2,583,942
225,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.48%	(a)	06/15/2035	220,965

	Banc of America Commercial Mortgage Trust,
45,018,618	Series 2016-UB10-XA	1.98%	(b)(f)	07/15/2049	3,029,415

	Bancorp Commercial Mortgage Trust,
1,384,354	Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.58%	(a)	03/15/2036	1,384,808

	BANK,
86,546,246	Series 2017-BNK5-XA	1.19%	(b)(f)	06/15/2060	3,535,371
100,059,897	Series 2017-BNK6-XA	0.94%	(b)(f)	07/15/2060	3,647,964
23,612,356	Series 2019-BN20-XA	0.96%	(b)(f)	09/15/2062	1,345,999
194,298,643	Series 2020-BN26-XA	1.35%	(b)(f)	03/15/2063	16,293,476

	Barclays Commercial Mortgage Securities LLC,
89,926,313	Series 2017-C1-XA	1.61%	(b)(f)	02/15/2050	5,598,911
1,036,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	08/15/2036	1,036,321

	BBCMS Mortgage Trust,
5,017,000	Series 2017-DELC-B (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.11%	(a)	08/15/2036	5,021,083
3,389,247	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.08%	(a)	10/15/2037	3,395,088
168,500	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	2.48%	(a)	07/15/2037	168,733
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	0.81%	(a)	03/15/2037	17,952,963
10,696,000	Series 2018-TALL-B (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.05%	(a)	03/15/2037	10,602,924
239,487,614	Series 2020-C6-XA	1.17%	(b)(f)	02/15/2053	17,144,751
59,000,000	Series 2020-C6-XB	0.79%	(b)(f)	02/15/2053	3,219,754

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BDS Ltd.,
2,733,906	Series 2019-FL4-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.18%	(a)	08/15/2036	2,741,804

	Benchmark Mortgage Trust,
127,250,448	Series 2018-B1-XA	0.65%	(b)(f)	01/15/2051	3,341,075
175,446,018	Series 2020-B16-XA	1.05%	(b)(f)	02/15/2053	11,719,057
35,720,000	Series 2020-IG1-XB	0.24%	(b)(f)	09/15/2043	454,108

	BHMS Trust,
5,605,000	Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.33%	(a)	07/15/2035	5,628,121

	BPR Trust,
8,789,000	Series 2021-TY-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.15%	(a)	09/25/2038	8,825,729

	BRSP Ltd.,
16,859,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.24%	(a)	08/19/2038	16,884,288

	BSPRT Issuer Ltd.,
1,077,527	Series 2018-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.13%	(a)	09/15/2035	1,079,143
16,721,804	Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.23%	(a)	05/15/2029	16,770,063
20,000,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.18%	(a)	03/15/2036	20,030,000

	BSREP Commercial Mortgage Trust,
16,852,000	Series 2021-DC-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.03%	(a)	08/15/2038	16,912,430

	BX Commercial Mortgage Trust,
16,787,000	Series 2021-VOLT-B (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.05%	(a)	09/15/2036	16,822,362

	BX Trust,
3,316,298	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	3,324,289
3,108,317	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.13%	(a)	07/15/2034	3,115,381
9,922,900	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	9,963,108
13,330,238	Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.17%	(a)	09/15/2037	13,250,901
3,224,871	Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	1.41%	(a)	09/15/2037	3,158,362
1,781,010	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.06%	(a)	09/15/2037	1,733,135
6,441,000	Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	0.88%	(a)	05/15/2035	6,448,879
6,013,905	Series 2019-MMP-C (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.53%	(a)	08/15/2036	5,998,626
21,263,000	Series 2021-VIEW-A (1 Month LIBOR USD + 1.28%, 1.28% Floor)	1.36%	(a)	06/15/2023	21,320,308

	BXHPP Trust,
11,749,000	Series 2021-FILM-B (1 Month LIBOR USD + 0.90%, 0.90% Floor)	0.98%	(a)	08/15/2036	11,777,735

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BXHPP Trust, (Cont.)
7,749,000	Series 2021-FILM-C (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.18%	(a)	08/15/2036	7,769,183

	BXMT Ltd.,
1,503,000	Series 2020-FL2-A (Secured Overnight Financing Rate 30 Day Average + 1.01%, 0.90% Floor)	1.06%	(a)	02/15/2038	1,502,902
20,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.13%	(a)	05/15/2038	20,039,140

	CD Commercial Mortgage Trust,
25,545,754	Series 2017-CD4-XA	1.43%	(b)(f)	05/10/2050	1,302,913

	CF Trust,
6,444,000	Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 2.05% Floor)	2.05%	(a)	08/21/2032	6,464,438

	CFCRE Commercial Mortgage Trust,
102,391,901	Series 2017-C8-XA	1.71%	(b)(f)	06/15/2050	6,563,689
42,452,000	Series 2017-C8-XB	1.09%	(b)(f)	06/15/2050	2,033,939

	CFK Trust,
116,365,000	Series 2020-MF2-X	0.89%	(a)(b)(f)	03/15/2039	4,626,672

	CG-CCRE Commercial Mortgage Trust,
1,342,744	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	1.94%	(a)	11/15/2031	1,320,491

	CHCP Ltd.,
12,621,000	Series 2021-FL1-A (Secured Overnight Financing Rate 30 Day Average + 1.16%, 1.05% Floor)	1.21%	(a)	02/15/2038	12,661,223
7,490,000	Series 2021-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.41%, 1.30% Floor)	1.46%	(a)	02/15/2038	7,513,871

	Citigroup Commercial Mortgage Trust,
31,678,030	Series 2016-GC36-XA	1.38%	(b)(f)	02/10/2049	1,382,005
55,750,283	Series 2016-P3-XA	1.85%	(b)(f)	04/15/2049	3,122,189
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.83% Floor)	0.91%	(a)	12/15/2036	8,998,858
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.88%	(a)	12/15/2036	177,746
242,000	Series 2019-PRM-D	4.35%	(a)	05/10/2036	254,693

	CLNC Ltd.,
1,737,000	Series 2019-FL1-A (Secured Overnight Financing Rate 30 Day Average + 1.36%, 1.25% Floor)	1.41%	(a)	08/20/2035	1,742,430
16,415,000	Series 2019-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.66%, 1.55% Floor)	1.71%	(a)	08/20/2035	16,455,200

	Commercial Mortgage Pass-Through Certificates,
7,293,481	Series 2012-CR2-XA	1.77%	(b)(f)	08/15/2045	41,075
102,726,414	Series 2013-CR12-XA	1.29%	(b)(f)	10/10/2046	1,963,574
18,346,936	Series 2013-LC6-XA	1.43%	(b)(f)	01/10/2046	190,166
6,587,273	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.08%	(a)	10/15/2031	6,422,728
150,961,050	Series 2015-CR25-XA	0.97%	(b)(f)	08/10/2048	4,133,706
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.08%	(a)	09/15/2033	21,233,373

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Commercial Mortgage Securities Corporation,
2,167,083	Series 2019-SKLZ-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.33%	(a)	01/15/2034	2,179,640

	CSAIL Commercial Mortgage Trust,
110,748,173	Series 2017-C8-XA	1.35%	(b)(f)	06/15/2050	5,025,464
19,653,289	Series 2017-CX9-XA	1.00%	(b)(f)	09/15/2050	438,032

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 2.15%, 1.90% Floor)	2.23%	(a)	07/15/2032	10,712,007
583,000	Series 2017-MOON-D	3.30%	(a)(b)	07/10/2034	586,788

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.93%	(a)	06/15/2034	12,924,782

	DBJPM Mortgage Trust,
700,000	Series 2016-C3-A5	2.89%		08/10/2049	743,515

	Exantas Capital Corporation,
1,122,401	Series 2020-RSO8-A (Secured Overnight Financing Rate 30 Day Average + 1.26%, 1.15% Floor)	1.31%	(a)	03/15/2035	1,123,809
15,000,000	Series 2020-RSO8-AS (Secured Overnight Financing Rate 30 Day Average + 1.56%, 1.45% Floor)	1.61%	(a)	03/15/2035	15,018,750

	Extended Stay America Trust,
9,192,179	Series 2021-ESH-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	1.16%	(a)	07/15/2038	9,233,194

	FS Rialto,
19,135,000	Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	12/16/2036	19,115,234
20,500,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.22%, 1.22% Floor)	1.30%	(a)	04/16/2028	20,530,750

	GPMT Ltd.,
13,947,494	Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.38%	(a)	02/22/2036	13,996,310
6,414,999	Series 2021-FL3-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.34%	(a)	07/16/2035	6,424,570

	Great Wolf Trust,
20,623,000	Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	2.82%	(a)	12/15/2036	20,285,977

	Greystone Commercial Real Estate Notes,
11,853,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.02%, 1.02% Floor)	1.10%	(a)	07/15/2039	11,883,486

	GS Mortgage Securities Corporation,
2,615,000	Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	0.98%	(a)	07/15/2031	2,616,610

	GS Mortgage Securities Trust,
109,593,695	Series 2017-GS6-XA	1.17%	(b)(f)	05/10/2050	5,664,361
131,667,613	Series 2017-GS7-XA	1.26%	(b)(f)	08/10/2050	6,524,881
152,552,385	Series 2017-GS8-XA	1.11%	(b)(f)	11/10/2050	6,781,106
54,948,528	Series 2019-GC42-XA	0.93%	(b)(f)	09/01/2052	2,974,507

	GSMSC Resecuritization Trust,
9,296,000	Series 2021-IP-A	1.05%	(a)(c)	10/15/2036	9,307,508

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HGI CRE Ltd.,
11,050,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.13%	(a)	06/16/2036	11,088,134
8,778,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.10%	(a)	09/19/2026	8,808,723

	JP Morgan Chase Commercial Mortgage Securities Corporation,
417,144	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	06/15/2032	416,697
1,430,294	Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.08%	(a)	06/15/2032	1,431,751
5,858,360	Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	0.88%	(a)	04/15/2038	5,885,566

	JP Morgan Chase Commercial Mortgage Securities Trust,
4,546,000	Series 2011-C4-E	5.71%	(a)(b)	07/15/2046	4,674,096
11,432,501	Series 2014-C20-XA	1.01%	(b)(f)	07/15/2047	173,784
64,261,392	Series 2016-JP4-XA	0.81%	(b)(f)	12/15/2049	1,418,365
59,178,200	Series 2020-ACE-XA	0.47%	(a)(b)(f)	01/10/2037	574,739
117,285,000	Series 2020-MKST-XCP	2.63%	(a)(b)(f)	12/15/2036	606,950

	JPMBB Commercial Mortgage Securities Trust,
2,550,000	Series 2014-C25-B	4.35%	(b)	11/15/2047	2,695,786
64,276,206	Series 2015-C32-XA	1.36%	(b)(f)	11/15/2048	1,824,030
300,000	Series 2016-C1-A5	3.58%		03/15/2049	326,657

	JPMCC Commercial Mortgage Securities Trust,
25,978,511	Series 2019-COR5-XA	1.65%	(b)(f)	06/13/2052	2,285,169
15,902,000	Series 2019-MFP-A (1 Month LIBOR USD + 0.96%, 0.96% Floor)	1.04%	(a)	07/15/2036	15,898,255

	KREF Ltd.,
12,664,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	1.15%	(a)	02/15/2039	12,708,324

	LCCM,
12,862,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	12/13/2038	12,877,331

	Life Mortgage Trust,
5,750,000	Series 2021-BMR-A (1 Month LIBOR USD + 0.70%, 0.70% Floor)	0.78%	(a)	03/15/2038	5,762,221

	LoanCore Issuer Ltd.,
3,164,162	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.21%	(a)	05/15/2028	3,164,162
18,273,000	Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.58%	(a)	05/15/2036	18,300,409
12,821,400	Series 2019-CRE3-AS (1 Month LIBOR USD + 1.37%, 1.37% Floor)	1.45%	(a)	04/15/2034	12,858,249
9,200,000	Series 2021-CRE5-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.38%	(a)	07/15/2036	9,213,800

	LSTAR Commercial Mortgage Trust,
60,258,909	Series 2017-5-X	1.09%	(a)(b)(f)	03/10/2050	1,592,806

	Lument Finance Trust,
13,700,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.17%, 1.17% Floor)	1.25%	(a)	06/15/2039	13,764,979

	Marathon CRE,
2,319,423	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.23%	(a)	06/15/2028	2,322,905

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MF1 Ltd.,
8,289,000	Series 2021-FL7-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	1.18%	(a)	10/18/2036	8,321,650

	MF1 Multifamily Housing Mortgage Loan Trust,
10,343,000	Series 2021-FL5-A (Secured Overnight Financing Rate 30 Day Average + 0.96%, 0.85% Floor)	1.01%	(a)	07/15/2036	10,369,168
10,343,000	Series 2021-FL5-AS (Secured Overnight Financing Rate 30 Day Average + 1.31%, 1.20% Floor)	1.36%	(a)	07/15/2036	10,369,499
20,750,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.18%	(a)	07/16/2036	20,792,869

	MHC Commercial Mortgage Trust,
6,625,000	Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	0.88%	(a)	04/15/2038	6,641,870

	MHP,
5,000,000	Series 2021-STOR-B (1 Month LIBOR USD + 0.90%, 0.90% Floor)	0.98%	(a)	07/15/2038	5,009,214

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,312,951	Series 2012-C5-XA	1.53%	(a)(b)(f)	08/15/2045	12,341
14,433,160	Series 2014-C19-LNCX	0.76%	(a)(b)(f)	12/15/2046	241,757

	Morgan Stanley Capital Trust,
1,154,859	Series 2006-HQ10-X1	0.60%	(a)(b)(f)	11/12/2041	1,159
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2034	4,764,920
2,324,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	11/15/2034	2,191,049
62,845,392	Series 2017-H1-XA	1.50%	(b)(f)	06/15/2050	3,463,102
5,711,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	0.98%	(a)	07/15/2035	5,722,365
7,895,000	Series 2019-PLND-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.83%	(a)	05/15/2036	7,670,911
14,862,000	Series 2021-L6-A2	2.13%		06/15/2054	15,242,863

	Motel Trust,
3,675,000	Series 2021-MTL6-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.00%	(a)	09/15/2038	3,685,874

	Natixis Commercial Mortgage Securities Trust 2018-850T,
5,185,000	Series 2018-850T-C (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.24%	(a)	07/15/2033	5,133,973

	Natixis Commercial Mortgage Securities Trust,
11,884,252	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.03%	(a)	06/15/2035	11,745,925

	NLY Commercial Mortgage Trust,
19,570,000	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	02/15/2036	19,626,675

	PFP Ltd.,
3,260,544	Series 2019-5-A (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.05%	(a)	04/14/2036	3,269,944
2,378,930	Series 2019-6-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.13%	(a)	04/14/2037	2,379,544
9,999,501	Series 2021-7-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.93%	(a)	04/14/2038	10,018,860

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PFP Ltd., (Cont.)
9,999,501	Series 2021-7-AS (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.23%	(a)	04/14/2038	9,997,091
8,778,000	Series 2021-8-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.10%	(a)	08/09/2037	8,793,678

	Shelter Growth Issuer Ltd.,
14,382,000	Series 2019-FL2-B (1 Month LIBOR USD + 1.80%, 2.30% Floor)	2.30%	(a)	05/15/2036	14,341,543

	STWD Ltd.,
12,887,000	Series 2019-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.51%, 1.40% Floor)	1.56%	(a)	07/15/2038	12,906,330
8,900,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	04/18/2038	8,936,178

	TPG Real Estate Finance Issuer Ltd.,
17,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	03/15/2038	17,059,500

	TRTX Issuer Ltd.,
10,000,000	Series 2019-FL3-A (Secured Overnight Financing Rate 30 Day Average + 1.26%, 1.15% Floor)	1.31%	(a)	10/15/2034	10,035,000
16,923,000	Series 2019-FL3-AS (Secured Overnight Financing Rate 30 Day Average + 1.56%, 1.45% Floor)	1.61%	(a)	10/15/2034	16,976,934

	TTAN,
5,421,000	Series 2021-MHC-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.93%	(a)	03/15/2038	5,428,762

	UBS Commercial Mortgage Trust,
21,385,629	Series 2012-C1-XA	2.20%	(a)(b)(f)	05/10/2045	43,772
56,608,551	Series 2017-C1-XA	1.70%	(b)(f)	06/15/2050	3,894,085
103,164,469	Series 2017-C3-XA	1.23%	(b)(f)	08/15/2050	4,849,390
116,366,128	Series 2018-C8-XA	1.02%	(b)(f)	02/15/2051	5,286,502

	Wells Fargo Commercial Mortgage Trust,
26,677,651	Series 2015-LC22-XA	0.93%	(b)(f)	09/15/2058	689,545
177,426,445	Series 2019-C51-XA	1.49%	(b)(f)	06/15/2052	14,416,644
15,481,063	Series 2020-C58-XA	2.01%	(b)(f)	07/15/2053	2,088,651
11,851,000	Series 2021-C60-A2	2.04%		08/15/2054	12,114,530
5,081,432	Series 2021-SAVE-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.23%	(a)	02/15/2040	5,121,428
5,081,432	Series 2021-SAVE-B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.53%	(a)	02/15/2040	5,119,806

	WF-RBS Commercial Mortgage Trust,
11,370,821	Series 2012-C8-XA	1.94%	(a)(b)(f)	08/15/2045	69,776

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,253,124,835)				1,189,040,370

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 18.0%

	Ajax Mortgage Loan Trust,
2,493,967	Series 2019-C-A	3.95%	(a)(b)	10/25/2058	2,498,312

	Arroyo Mortgage Trust,
11,236,689	Series 2019-3-A2	3.21%	(a)(b)	10/25/2048	11,373,664
6,072,860	Series 2019-3-A3	3.42%	(a)(b)	10/25/2048	6,156,320

	Banc of America Mortgage Securities Trust,
465,915	Series 2005-E-2A1	2.49%	(b)	06/25/2035	443,327

	Bayview Opportunity Master Fund Trust,
3,472,031	Series 2019-SBR1-A1	3.47%	(a)(e)	06/28/2034	3,500,007
7,247,581	Series 2019-SBR2-A1	3.43%	(a)(e)	06/28/2034	7,398,431

	BCAP LLC Trust,
611,779	Series 2011-RR1-8A3	14.40%	(a)(b)	08/28/2021	604,024

	Bear Stearns Adjustable Rate Mortgage Trust,
1,702,647	Series 2003-9-4A1	2.44%	(b)	02/25/2034	1,737,435

	Bear Stearns Asset Backed Securities Trust,
164,087	Series 2004-AC2-2A	5.00%		05/25/2034	161,343

	BRAVO Residential Funding Trust,
8,651,505	Series 2020-RPL1-A1	2.50%	(a)(b)	05/26/2059	8,852,772
17,022,003	Series 2021-A-A1	1.99%	(a)(e)	10/25/2059	17,041,508
27,398,572	Series 2021-B-A1	2.12%	(a)(e)	04/01/2069	27,383,820

	Carrington Mortgage Loan Trust,
3,209,823	Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	0.24%		08/25/2036	3,141,133

	CHL Mortgage Pass-Through Trust,
5,430,241	Series 2005-3-1A2 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	0.67%		04/25/2035	5,171,314

	Citigroup Mortgage Loan Trust, Inc.,
561,340	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	2.52%		03/25/2036	564,379

	Citigroup Mortgage Loan Trust,
7,966,224	Series 2019-B-A1	3.26%	(a)(b)	04/25/2066	8,034,590
5,303,411	Series 2019-C-A1	3.23%	(a)(e)	09/25/2059	5,314,298
29,222,431	Series 2019-E-A1	3.23%	(a)(e)	11/25/2070	29,297,538
6,518,265	Series 2020-EXP1-A1A	1.80%	(a)(b)	05/25/2060	6,586,557

	COLT Mortgage Loan Trust,
10,683,208	Series 2020-2-A1	1.85%	(a)(b)	03/25/2065	10,744,585
11,805,642	Series 2021-1R-A1	0.86%	(a)(b)	05/25/2065	11,814,589

	Countrywide Home Loans,
907,804	Series 2004-HYB9-1A1	2.68%	(b)	02/20/2035	920,955

	Credit Suisse First Boston Mortgage Securities Corporation,
26,475	Series 2005-11-5A1	5.25%		10/25/2021	16,222

	Credit Suisse Mortgage Capital Certificates,
537,351	Series 2011-5R-6A9	3.07%	(a)(b)	11/27/2037	541,617

	CSMC Mortgage-Backed Trust,
11,721,509	Series 2021-NQM5-A3	1.35%	(a)(b)	05/25/2066	11,669,876
6,638,508	Series 2021-RPL4-A1	1.80%	(a)(b)	12/27/2060	6,666,337

	CSMC Trust,
40,934,800	Series 2019-RP10-A1	2.99%	(a)(b)	12/26/2059	41,187,847
673,116	Series 2020-BPL2-A1	3.45%	(a)	03/25/2026	672,958
15,431,741	Series 2020-RPL3-A1	2.69%	(a)(b)	03/25/2060	15,626,629
4,088,651	Series 2021-NQM1-A2	0.99%	(a)(b)	05/25/2065	4,085,286
6,814,419	Series 2021-NQM1-A3	1.20%	(a)(b)	05/25/2065	6,808,633

	Ellington Financial Mortgage Trust,
4,937,972	Series 2020-1-A1	2.01%	(a)(b)	05/25/2065	4,976,601

	First Horizon Mortgage Pass-Through Trust,
1,970,595	Series 2007-AR2-1A1	2.59%	(b)	08/25/2037	942,640

	GCAT LLC,
3,274,074	Series 2019-NQM1-A1	2.99%	(a)(e)	02/25/2059	3,287,653
5,638,223	Series 2020-3-A1	2.98%	(a)(e)	09/25/2025	5,693,059

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage-Backed Securities Trust,
10,215,092	Series 2019-SL1-A1	2.63%	(a)(b)	01/25/2059	10,341,427

	GSR Mortgage Loan Trust,
2,591,310	Series 2005-9F-2A2	6.00%		01/25/2036	1,847,807
699,020	Series 2005-AR7-3A1	2.34%	(b)	11/25/2035	678,288

	Invitation Homes Trust,
9,294,796	Series 2017-SFR2-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.93%	(a)	12/17/2036	9,308,507
17,102,466	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	0.78%	(a)	03/17/2037	17,145,095

	JP Morgan Alternative Loan Trust,
52,398	Series 2006-S4-A6	6.21%		12/25/2036	53,486

	JP Morgan Mortgage Trust,
337	Series 2007-S1-1A1	5.00%		03/25/2022	337

	Legacy Mortgage Asset Trust 2019-GS7,
21,161,134	Series 2019-GS7-A1	3.25%	(a)(e)	11/25/2059	21,299,766

	Legacy Mortgage Asset Trust,
19,005,144	Series 2019-GS1-A1	4.00%	(a)(e)	01/25/2059	19,046,002
23,386,981	Series 2019-GS3-A1	3.75%	(a)(e)	04/25/2059	23,568,078
10,941,452	Series 2019-GS4-A1	3.44%	(a)(e)	05/25/2059	10,963,288
8,473,492	Series 2019-GS5-A1	3.20%	(a)(e)	05/25/2059	8,516,628
23,586,701	Series 2019-GS6-A1	3.00%	(a)(e)	06/25/2059	23,690,548
5,552,340	Series 2020-GS4-A1	3.25%	(a)(e)	02/25/2060	5,592,199
39,929,993	Series 2020-GS5-A1	3.25%	(a)	06/25/2060	40,627,442
5,588,158	Series 2020-SL1-A	2.73%	(a)(e)	01/25/2060	5,638,610
1,209,157	Series 2021-GS1-A1	1.89%	(a)(e)	10/25/2066	1,212,330
14,209,510	Series 2021-GS2-A1	1.75%	(a)(e)	04/25/2061	14,238,244
23,876,565	Series 2021-GS3-A1	1.75%	(a)(e)	07/25/2061	23,921,209
33,200,000	Series 2021-GS4-A1	1.65%	(a)(e)	11/25/2060	33,189,990
23,855,524	Series 2021-SL1-A	1.99%	(a)(b)	09/25/2060	24,027,523

	LHOME Mortgage Trust,
20,800,000	Series 2021-RTL1-A1	2.09%	(a)(b)	09/25/2026	20,779,009

	MASTR Adjustable Rate Mortgages Trust,
2,288,394	Series 2006-2-2A1	2.24%	(b)	04/25/2036	1,647,514

	Merrill Lynch Mortgage Investors Trust,
1,186,716	Series 2005-3-2A	2.17%	(b)	11/25/2035	1,191,929

	MFA LLC,
4,915,775	Series 2021-NPL1-A1	2.36%	(a)(e)	03/25/2060	4,922,182

	MFT Trust,
20,861,790	Series 2021-NQM2-A1	1.03%	(a)(b)	11/25/2064	20,900,167
2,702,550	Series 2021-NQM2-A2	1.32%	(a)(b)	11/25/2064	2,707,494

	Mill City Mortgage Loan Trust,
7,689,800	Series 2017-3-A1	2.75%	(a)(b)	01/25/2061	7,822,200

	Morgan Stanley Mortgage Loan Trust,
7,105	Series 2004-1-1A1	5.00%		10/25/2021	7,029

	New Residential Mortgage Loan Trust,
4,932,151	Series 2018-FNT1-A	3.61%	(a)	05/25/2023	4,945,857
19,450,711	Series 2020-RPL2-A1	3.58%	(a)(b)	08/25/2025	19,800,660

	New York Mortgage Trust,
25,000,000	Series 2021-BPL1-A1	2.24%	(a)(e)	05/25/2026	25,190,700

	Oaktown Ltd.,
473,840	Series 2019-1A-M1A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.49%	(a)	07/25/2029	474,551

	OBX Trust,
2,319,685	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	0.74%	(a)	06/25/2057	2,323,045

	OSAT Trust,
9,738,432	Series 2020-RPL1-A1	3.07%	(a)(e)	12/26/2059	9,783,307

	Pretium Mortgage Credit Partners LLC,
15,833,497	Series 2021-NPL1-A1	2.24%	(a)(e)	09/27/2060	15,852,555
5,023,953	Series 2021-NPL2-A1	1.99%	(a)(e)	06/27/2060	5,024,102
34,482,373	Series 2021-NPL3-A1	1.87%	(a)(e)	07/25/2051	34,499,725
28,398,971	Series 2021-RN1-A1	1.99%	(a)(e)	02/25/2061	28,390,621

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pretium Mortgage Credit Partners LLC, (Cont.)
10,000,000	Series 2021-RN2-A1	1.74%	(a)(e)	07/25/2051	10,068,010
25,000,000	Series 2021-RN3-A1	1.84%	(a)(e)	09/25/2051	25,186,275

	PRPM LLC,
34,568,271	Series 2020-3-A1	2.86%	(a)(e)	09/25/2025	34,672,018
9,625,390	Series 2020-4-A1	2.95%	(a)(e)	10/25/2025	9,672,223
557,930	Series 2020-5-A1	3.10%	(a)(e)	11/25/2025	561,827
21,953,066	Series 2021-1-A1	2.12%	(a)(b)	01/25/2026	22,015,202
17,750,662	Series 2021-2-A1	2.12%	(a)(b)	03/25/2026	17,794,794
17,285,511	Series 2021-3-A1	1.87%	(a)(e)	04/25/2026	17,376,425
20,242,226	Series 2021-4-A1	1.87%	(a)(e)	04/25/2026	20,234,219
13,814,195	Series 2021-5-A1	1.79%	(a)(e)	06/25/2026	13,840,780
21,498,848	Series 2021-6-A1	1.79%	(a)(e)	07/25/2026	21,520,534
38,893,155	Series 2021-7-A1	1.87%	(a)(e)	08/25/2026	39,158,095

	Radnor Ltd.,
2,653,210	Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.29%	(a)	06/25/2029	2,653,333

	Securitized Asset Backed Receivables LLC Trust,
4,945,872	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.63%		03/25/2036	4,769,793

	Starwood Mortgage Residential Trust,
1,776,754	Series 2020-3-A1	1.49%	(a)(b)	04/25/2065	1,786,513

	Structured Asset Securities Corporation,
127,258	Series 2003-24A-1A3	2.48%	(b)	07/25/2033	134,076

	Toorak Mortgage Corporation Ltd.,
45,000,000	Series 2020-1-A1	2.73%	(a)(e)	03/25/2023	45,251,861

	VCAT Asset Securitization LLC,
15,000,000	Series 2021-NPL6-A1	1.92%	(a)(e)	09/25/2051	15,111,615

	VCAT LLC,
29,164,942	Series 2021-NPL1-A1	2.29%	(a)(e)	12/26/2050	29,273,150
8,998,155	Series 2021-NPL3-A1	1.74%	(a)(e)	05/25/2051	9,008,703
34,267,450	Series 2021-NPL4-A1	1.87%	(a)(e)	08/25/2051	34,502,594
11,989,253	Series 2021-NPL5-A1	1.87%	(a)(e)	08/25/2061	11,993,984

	Velocity Commercial Capital Loan Trust,
4,409,500	Series 2019-2-A	3.13%	(a)(b)	07/25/2049	4,522,867
7,568,092	Series 2021-1-M1	1.79%	(a)(b)	05/25/2051	7,506,111
29,424,798	Series 2021-2-A	1.52%	(a)(b)	08/25/2051	29,364,360
6,422,773	Series 2021-2-M1	1.82%	(a)(b)	08/25/2051	6,410,125
12,315,164	Series 2021-4-A3	1.35%	(a)(b)	07/25/2066	12,321,113

	Vericrest Opportunity Loan Trust,
28,740,401	Series 2021-NP11-A1	1.87%	(a)(e)	08/25/2051	28,751,029
7,537,619	Series 2021-NPL7-A1	2.12%	(a)(e)	04/25/2051	7,562,622
6,766,564	Series 2020-2-A1	2.23%	(a)(b)	05/25/2060	6,814,642
5,807,462	Series 2020-INV1-A1	1.98%	(a)(b)	03/25/2060	5,854,946

	VOLT LLC,
11,425,437	Series 2021-NP10-A1	1.99%	(a)(e)	05/25/2051	11,450,989
16,631,952	Series 2021-NPL1-A1	1.89%	(a)(e)	02/27/2051	16,648,937
10,151,221	Series 2021-NPL3-A1	2.24%	(a)(e)	02/27/2051	10,170,698
8,849,453	Series 2021-NPL5-A1	2.12%	(a)(e)	03/27/2051	8,863,582
7,394,075	Series 2021-NPL6-A1	2.24%	(a)(e)	04/25/2051	7,402,533
31,075,554	Series 2021-NPL8-A1	2.12%	(a)(e)	04/25/2051	31,168,806
6,033,795	Series 2021-NPL9-A1	1.99%	(a)(e)	05/25/2051	6,042,783

	Washington Mutual Mortgage Pass-Through Certificates,
170,718	Series 2002-AR16-A	2.33%	(b)	12/25/2032	176,874

	Wells Fargo Mortgage Backed Securities Trust,
342,167	Series 2007-7-A36	6.00%		06/25/2037	344,951

	ZH Trust,
5,000,000	Series 2021-2-A	2.35%	(a)	10/17/2027	5,036,095

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,361,470,198)				1,365,085,797

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 5.8%
8,790,000	AbbVie, Inc.	2.30%		11/21/2022	8,972,908
3,800,000	Air Lease Corporation	0.80%		08/18/2024	3,778,581
6,068,000	American Express Company (3 Month LIBOR USD + 0.65%)	0.77%		02/27/2023	6,113,853
6,085,000	American Honda Finance Corporation	0.75%		08/09/2024	6,084,555
5,486,000	American Tower Corporation	2.40%		03/15/2025	5,706,174
331,000	Amgen, Inc.	2.70%		05/01/2022	334,397
4,637,000	Amgen, Inc.	2.65%		05/11/2022	4,695,389
3,075,000	Amgen, Inc.	3.63%		05/15/2022	3,112,924
2,610,000	Anthem, Inc.	3.30%		01/15/2023	2,704,902
5,744,000	Anthem, Inc.	3.50%		08/15/2024	6,150,581
5,754,000	AT&T, Inc.	4.45%		04/01/2024	6,236,069
9,005,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.75%	(a)	05/24/2024	9,053,732
2,405,000	Atmos Energy Corporation	0.63%		03/09/2023	2,405,092
1,900,000	Avery Dennison Corporation	0.85%		08/15/2024	1,900,783
7,834,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	0.91%		03/05/2024	7,904,316
3,615,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	0.74%		04/22/2025	3,651,408
5,825,000	Boeing Company	4.51%		05/01/2023	6,155,377
2,395,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	2,397,549
1,550,000	Capital One Financial Corporation	3.20%		01/30/2023	1,605,088
3,795,000	Capital One Financial Corporation	3.90%		01/29/2024	4,063,275
5,235,000	Cardinal Health, Inc.	3.08%		06/15/2024	5,529,624
2,535,000	Cardinal Health, Inc.	3.50%		11/15/2024	2,717,301
5,995,000	Carrier Global Corporation	2.24%		02/15/2025	6,213,084
1,995,000	Cigna Corporation	0.61%		03/15/2024	1,991,373
6,060,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.14%		06/01/2024	6,142,451
5,919,000	Conagra Brands, Inc.	4.30%		05/01/2024	6,418,299
5,270,000	Dell International LLC	5.45%		06/15/2023	5,653,815
2,230,000	Dollar Tree, Inc.	3.70%		05/15/2023	2,338,166
3,195,000	Dollar Tree, Inc.	4.00%		05/15/2025	3,498,278
620,000	DTE Energy Company	2.25%		11/01/2022	632,529
2,410,000	DTE Energy Company	2.53%		10/01/2024	2,515,505
3,005,000	DTE Energy Company	1.05%		06/01/2025	2,982,588
5,995,000	eBay, Inc.	1.40%		05/10/2026	6,017,011
6,150,000	Entergy Corporation	0.90%		09/15/2025	6,050,051
5,925,000	Equinix, Inc.	1.25%		07/15/2025	5,904,253
5,385,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	6,210,473
5,674,000	Exxon Mobil Corporation	1.57%		04/15/2023	5,785,477
4,894,000	GE Capital International Funding Company Unlimited Company	3.37%		11/15/2025	5,307,096
5,352,000	General Mills, Inc.	3.15%		12/15/2021	5,356,316
700,000	General Mills, Inc.	3.70%		10/17/2023	743,233
5,620,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	6,425,356
6,155,000	Global Payments, Inc.	1.20%		03/01/2026	6,095,542
5,657,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	6,083,765
5,542,000	HCA, Inc.	5.00%		03/15/2024	6,084,310
5,160,000	Hyatt Hotels Corporation	1.30%		10/01/2023	5,167,571
4,895,000	Hyundai Capital America	2.85%	(a)	11/01/2022	5,013,243
1,025,000	Hyundai Capital America	1.00%	(a)	09/17/2024	1,021,715
4,105,000	JPMorgan Chase & Company	3.90%		07/15/2025	4,490,543
1,565,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	1,587,003
6,025,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	6,030,121
2,965,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	3,036,201
5,475,000	Marriott International, Inc.	3.60%		04/15/2024	5,835,592

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	55

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,602,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	6,024,642
1,710,000	Martin Marietta Materials, Inc.	0.65%		07/15/2023	1,713,456
5,290,000	McDonald’s Corporation	2.63%		01/15/2022	5,326,956
600,000	McDonald’s Corporation	3.35%		04/01/2023	625,097
6,100,000	Microchip Technology, Inc.	0.97%	(a)	02/15/2024	6,105,777
6,020,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	6,025,580
5,865,000	Morgan Stanley (Secured Overnight Financing Rate + 0.62%)	0.73%		04/05/2024	5,885,848
5,388,000	Mosaic Company	4.25%		11/15/2023	5,747,526
4,170,000	NextEra Energy Capital Holdings, Inc.	0.65%		03/01/2023	4,185,014
1,365,000	Nissan Motor Acceptance Company LLC	1.13%	(a)	09/16/2024	1,362,893
5,469,000	Northrop Grumman Corporation	2.93%		01/15/2025	5,796,022
6,360,000	NVIDIA Corporation	0.58%		06/14/2024	6,369,729
3,925,000	Omnicom Group, Inc.	3.65%		11/01/2024	4,238,323
5,340,000	Pacific Gas and Electric Company	1.75%		06/16/2022	5,332,007
5,440,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	5,713,348
5,520,000	PepsiCo, Inc.	0.75%		05/01/2023	5,565,541
932,000	Phillips 66	3.85%		04/09/2025	1,016,048
2,265,000	Phillips 66	1.30%		02/15/2026	2,253,375
270,000	Pioneer Natural Resources Company	0.55%		05/15/2023	270,344
2,485,000	Pioneer Natural Resources Corporation	0.75%		01/15/2024	2,483,051
1,955,000	PNC Bank (3 Month LIBOR USD + 0.42%)	2.03%		12/09/2022	1,961,074
1,920,000	PNC Bank N.A.	3.25%		06/01/2025	2,071,055
1,905,000	PNC Funding Corporation	3.30%		03/08/2022	1,925,662
5,726,000	PSEG Power LLC	3.85%		06/01/2023	6,025,298
5,535,000	Republic Services, Inc.	2.50%		08/15/2024	5,798,038
6,315,000	Royalty Pharma PLC	0.75%		09/02/2023	6,336,760
5,665,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	6,053,700
6,035,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	6,293,468
5,930,000	Simon Property Group LP	2.00%		09/13/2024	6,139,726
5,950,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.88%		04/01/2024	5,981,737
5,445,000	Southwest Airlines Company	4.75%		05/04/2023	5,797,950
1,535,000	Synchrony Financial	2.85%		07/25/2022	1,563,087
2,087,000	Synchrony Financial	4.38%		03/19/2024	2,252,920
1,733,000	Synchrony Financial	4.25%		08/15/2024	1,873,343
5,225,000	Sysco Corporation	5.65%		04/01/2025	6,011,550
2,055,000	Target Corporation	2.90%		01/15/2022	2,070,833
3,775,000	Target Corporation	2.25%		04/15/2025	3,939,289
5,900,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	5,897,000
8,555,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	0.45%		06/09/2025	8,588,902
3,315,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	3,315,427
2,655,000	Valero Energy Corporation	1.20%		03/15/2024	2,685,438
5,675,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.22%		05/15/2025	5,834,955
1,640,000	Viatris, Inc.	1.13%	(a)	06/22/2022	1,648,871
6,130,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	6,251,575
5,715,000	Welltower, Inc.	3.63%		03/15/2024	6,094,891
2,205,000	Williams Companies, Inc.	4.30%		03/04/2024	2,367,942

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,195,000	Williams Companies, Inc.	4.55%		06/24/2024	3,486,810

	Total US Corporate Bonds (Cost $436,114,368)				438,212,716

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 4.5%

	Federal Home Loan Mortgage Corporation, Pass-Thru,
115,646,194	Series K722-X1	1.44%	(b)(f)	03/25/2023	1,486,562

	Federal Home Loan Mortgage Corporation,
832,046	Pool 840632 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.68% Cap)	1.99%		05/01/2045	868,197
155,147	Pool N70081	5.50%		07/01/2038	172,069
27,761,268	Pool SB8092	1.50%		03/01/2036	28,064,044
12,449,216	Pool SB8511	2.00%		05/01/2036	12,926,467
17,657	Series 3872-BA	4.00%		06/15/2041	18,981
259,480	Series 4050-BC	2.00%		05/15/2041	260,896
1,647,571	Series 4203-NB	2.00%		10/15/2040	1,668,856
8,857,536	Series 4211-AP	1.60%		03/15/2043	9,019,933
5,409,906	Series 4484-CD	1.75%		07/15/2030	5,533,571
8,463,727	Series 5105-NH	2.00%		02/25/2037	8,652,693

	Federal National Mortgage Association Pass-Thru,
33,688	Pool AB3850	4.00%		11/01/2041	35,636
2,140,960	Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.39% Cap)	2.01%		11/01/2042	2,255,663

	Federal National Mortgage Association Pass-Thru,
1,056,849	Pool AL4292	4.50%		04/01/2026	1,121,643

	Federal National Mortgage Association,
2,778,797	Pool AL9932	3.04%	(b)	01/01/2024	2,902,580
1,782,316	Pool BC0057 (12 Month LIBOR USD + 1.60%, 1.60% Floor, 7.43% Cap)	1.98%		12/01/2045	1,857,676
9,166,000	Pool BL0606	3.85%		11/01/2028	10,102,959
1,469,546	Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	1.84%		05/01/2045	1,543,004
45,982,119	Pool FM5470	2.00%		01/01/2036	47,609,107
17,830,814	Pool MA4176	2.00%		11/01/2040	18,024,411
63,107	Series 2011-64-DB	4.00%		07/25/2041	69,470
9,192,897	Series 2019-M21-3A1	2.10%		06/25/2034	9,479,017
12,710,994	Series 2020-M49-1A1	1.30%	(b)	11/25/2030	12,689,763
19,406,303	Series 2020-M55-A1	1.75%	(b)	12/25/2032	19,894,449
17,443,898	Series 2021-21-HG	2.00%		11/25/2047	17,803,068
17,405,698	Series 2021-31-AB	2.00%		06/25/2041	17,794,917
28,370,815	Series 2021-M10-A1	1.63%	(b)	04/25/2033	28,900,930
9,924,234	Series 2021-M5-A1	1.51%	(b)	01/25/2033	10,025,622
41,983,011	Series 2021-M6-A1	1.53%	(b)	03/25/2033	42,420,264
27,997,819	Series 2021-M7-A1	1.78%	(b)	03/25/2031	28,666,432

	Total US Government and Agency Mortgage Backed Obligations (Cost $342,916,022)				341,868,880

US GOVERNMENT AND AGENCY OBLIGATIONS 7.7%
106,000,000	United States Treasury Notes	0.38%		03/31/2022	106,168,264
94,600,000	United States Treasury Notes	0.13%		02/28/2023	94,548,265
165,600,000	United States Treasury Notes	0.13%		04/30/2023	165,409,173
129,800,000	United States Treasury Notes	0.38%		04/15/2024	129,678,313

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
88,900,000	United States Treasury Notes	0.38%		09/15/2024	88,524,953

	Total US Government and Agency Obligations (Cost $584,801,944)				584,328,968

COMMON STOCKS 0.0%
89,329	Frontera Energy Corporation(g)				534,186

	Total Common Stocks (Cost $8,231,569)				534,186

SHORT TERM INVESTMENTS 5.0%
127,133,997	First American Government Obligations Fund - Class U	0.03%	(h)		127,133,997
127,133,998	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(h)		127,133,998
127,133,998	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(h)		127,133,998

	Total Short Term Investments (Cost $381,401,993)				381,401,993

	Total Investments 101.0% (Cost $7,732,743,070)				7,673,890,103
	Liabilities in Excess of Other Assets (1.0)%				(77,995,771)

	NET ASSETS 100.0%				$7,595,894,332

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.0%
Collateralized Loan Obligations	16.2%
Non-Agency Commercial Mortgage Backed Obligations	15.6%
Foreign Corporate Bonds	11.6%
Asset Backed Obligations	8.4%
US Government and Agency Obligations	7.7%
Bank Loans	6.2%
US Corporate Bonds	5.8%
Short Term Investments	5.0%
US Government and Agency Mortgage Backed Obligations	4.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.0%
Common Stocks	0.0%	(j)
Other Assets and Liabilities	(1.0)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.0%
Collateralized Loan Obligations	16.2%
Non-Agency Commercial Mortgage Backed Obligations	15.6%
Asset Backed Obligations	8.4%
US Government and Agency Obligations	7.7%
Banking	5.8%
Short Term Investments	5.0%
US Government and Agency Mortgage Backed Obligations	4.5%
Utilities	2.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.0%
Energy	1.9%
Telecommunications	1.2%
Pharmaceuticals	1.1%
Business Equipment and Services	1.0%
Transportation	1.0%
Healthcare	0.9%
Technology	0.8%
Media	0.8%
Electronics/Electric	0.7%
Food Products	0.6%
Chemicals/Plastics	0.4%
Food Service	0.4%
Containers and Glass Products	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Finance	0.4%
Retailers (other than Food/Drug)	0.4%
Automotive	0.3%
Building and Development (including Steel/Metals)	0.3%
Aerospace & Defense	0.2%
Insurance	0.2%
Industrial Equipment	0.2%
Chemical Products	0.2%
Leisure	0.2%
Real Estate	0.2%
Commercial Services	0.2%
Conglomerates	0.1%
Financial Intermediaries	0.1%
Environmental Control	0.1%
Diversified Manufacturing	0.1%
Beverage and Tobacco	0.1%
Mining	0.1%
Consumer Products	0.0%	(j)
Construction	0.0%	(j)
Other Assets and Liabilities	(1.0)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	57

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)	Perpetual maturity. The date disclosed is the next call date of the security.

(e)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(f)	Interest only security

(g)	Non-income producing security

(h)	Seven-day yield as of period end

(i)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $368,867 or 0.0% of net assets.

(j)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BANK LOANS 84.6%

AEROSPACE & DEFENSE 2.6%

	AAdvantage Loyalty IP Ltd.,
890,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	04/20/2028	921,332

	Air Canada,
545,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	08/11/2028	547,951

	American Airlines, Inc.,
415,851	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%	01/29/2027	399,893
200,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%	12/15/2023	196,167

	Brown Group Holding LLC,
130,813	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	06/07/2028	130,885

	Dynasty Acquisition Company, Inc.,
586,802	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%	04/06/2026	575,204
315,485	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%	04/06/2026	309,250

	Kestrel Bidco, Inc.,
944,106	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	12/11/2026	923,454

	KKR Apple Bidco LLC,
290,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%	07/14/2028	290,103

	Mileage Plus Holdings LLC,
450,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%	06/21/2027	478,548

	Peraton Corporation,
1,778,082	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	02/01/2028	1,782,252

	SkyMiles IP Ltd.,
370,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	10/20/2027	394,028

	Syncreon Group Holdings B.V.,
420,299	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%	10/01/2024	425,028

	United Airlines, Inc.,
1,544,769	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	04/21/2028	1,558,903

				8,932,998

AUTOMOTIVE 2.1%

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
649,765	(1 Month LIBOR USD + 7.50%, 1.00% Floor) (1 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%	09/02/2024	650,528
72,196	(3 Month LIBOR USD + 7.50%, 1.00% Floor) (3 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%	09/02/2024	72,281

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Autokiniton US Holdings, Inc.,
753,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.50% Floor)	5.00%		04/06/2028	754,054

	Bright Bidco B.V.,
598,755	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/28/2024	478,630

	Clarios Global LP,
431,056	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		04/30/2026	429,709

	Mavis Tire Express Services Topco Corporation,
1,506,225	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		05/04/2028	1,511,617

	PAI HoldCo, Inc.,
1,111,532	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/28/2027	1,114,544

	Truck Hero, Inc.,
886,236	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		01/31/2028	885,496

	Wand NewCo 3, Inc.,
935,183	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		02/05/2026	927,880

	Wheel Pros, Inc.,
395,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		05/11/2028	395,328

					7,220,067

BEVERAGE AND TOBACCO 0.2%

	Arctic Glacier USA, Inc.,
585,285	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	559,313

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 2.9%

	Aegion Corporation,
250,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/17/2028	252,188

	American Residential Services LLC,
184,075	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/15/2027	184,305

	Artera Services LLC,
229,425	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/06/2025	228,566

	CP Atlas Buyer, Inc.,
1,762,285	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	1,759,183

	Foresight Energy LLC,
399,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	(a)	06/30/2027	399,365

	Forterra Finance LLC,
230,424	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	230,568

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	KBR, Inc.,
78,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%	02/05/2027	78,964

	Kodiak BP LLC,
263,675	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	03/10/2028	264,005

	LBM Acquisition LLC,
1,247,910	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	12/17/2027	1,238,033

	Park River Holdings, Inc.,
1,578,600	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	12/28/2027	1,574,164

	Phoenix Services International LLC,
1,055,605	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	03/03/2025	1,049,673

	SRS Distribution, Inc.,
1,785,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%	06/02/2028	1,786,856

	Tecta America Corporation,
483,788	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%	04/06/2028	485,602

	U.S. Silica Company,
676,393	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	05/01/2025	663,819

				10,195,291

BUSINESS EQUIPMENT AND SERVICES 9.9%

	Acuris Finance US, Inc.,
311,458	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%	02/16/2028	312,905

	AlixPartners, LLP,
810,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	02/04/2028	809,684

	Allied Universal Holdco LLC,
932,811	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%	05/12/2028	934,663

	Amentum Government Services Holdings LLC,
1,101,805	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%	02/01/2027	1,102,725

	APX Group, Inc.,
630,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	07/10/2028	628,916

	Brand Industrial Services, Inc.,
466,899	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	06/21/2024	463,816

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Camelot U.S. Acquisition Company,
994,074	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		10/30/2026	992,727

	Clear Channel Outdoor Holdings, Inc.,
794,553	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.63%		08/21/2026	779,341

	Deerfield Dakota Holding LLC,
1,864,703	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	1,872,422

	EAB Global, Inc.,
1,570,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/16/2028	1,563,916

	Eisner Advisory Group LLC,
46,818	Senior Secured First Lien Term Loan	6.00%	(e)(f)	07/28/2028	46,935
468,182	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		07/28/2028	469,352

	First Advantage Holdings LLC,
470,013	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		01/29/2027	470,248

	Flexential Intermediate Corporation,
809,193	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		08/01/2024	755,078

	Garda World Security Corporation,
1,415,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.34%		10/30/2026	1,419,068

	Grab Holdings, Inc.,
881,361	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	893,109

	Greeneden U.S. Holdings II LLC,
997,210	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	1,001,753

	Helios Software Holdings, Inc.,
1,155,857	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	3.92%		03/13/2028	1,156,002

	Intrado Corporation,
310,372	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/10/2024	306,295

	ION Trading Finance Limited,
1,446,375	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%)	4.92%		03/31/2028	1,451,083

	IRI Holdings, Inc.,
1,758,680	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		12/01/2025	1,759,779

	Ivanti Software, Inc.,
857,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	861,729

	Mitchell International, Inc.,
830,298	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		11/29/2024	830,431
250,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.33%		12/01/2025	250,403

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	National Intergovernmental Purchasing Alliance Company,
137,833	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.65%		05/23/2025	137,030

	Packaging Coordinators Midco, Inc.,
1,772,783	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		11/30/2027	1,777,224

	Pike Corporation,
201,370	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.09%		01/21/2028	201,656

	Presidio Holdings, Inc.,
	Senior Secured First Lien Term Loan
197,006	(3 Month LIBOR USD + 3.50%)	3.63%		01/22/2027	197,222
10,369	(1 Month LIBOR USD + 3.50%)	3.59%		01/22/2027	10,380

	Prime Security Services Borrower LLC,
	Senior Secured First Lien Term Loan
329,667	(6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	329,685
329,667	(12 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	329,685
256,407	(1 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	256,422

	Prometric Holdings, Inc.,
1,186,995	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		01/29/2025	1,181,802

	Sabre GLBL, Inc.,
340,577	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		02/22/2024	337,020

	Sabre GLBL, Inc.,
226,874	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	225,988

	Sabre GLBL, Inc.,
361,651	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	360,239

	SIWF Holdings, Inc.,
1,104,229	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		06/13/2025	1,105,842

	SMG US Midco 2, Inc.,
	Senior Secured First Lien Term Loan
47,954	(1 Month LIBOR USD + 2.50%)	2.58%		01/23/2025	47,295
117,404	(3 Month LIBOR USD + 2.50%)	2.63%		01/23/2025	115,790

	Spin Holdco, Inc.,
1,107,225	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	1,111,565

	Sunset Debt Merger Sub, Inc.,
1,840,000	Senior Secured First Lien Term Loan	4.75%	(f)	09/17/2028	1,829,659

	Tempo Acquisition LLC,
661,246	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	663,382

	TGP Holdings III LLC,
31,250	Senior Secured First Lien Term Loan	4.25%	(e)(f)	06/29/2028	31,289

	TGP Holdings III LLC,
237,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		06/29/2028	237,297

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	The Hillman Group, Inc.,
223,629	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	(e)	07/14/2028	223,629

	The Hillman Group, Inc.,
933,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		07/14/2028	933,650

	Travelport Finance (Luxembourg) SARL,
524,286	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	545,163

	Travelport Finance (Luxembourg) SARL,
191,941	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.15%		05/29/2026	165,789

	VT Topco, Inc.,
140,000	Senior Secured First Lien Term Loan	4.50%	(e)(f)	08/01/2025	139,957

	VT Topco, Inc.,
800,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/01/2025	799,752

					34,426,792

CHEMICALS/PLASTICS 5.4%

	Alpha 3 B.V.,
1,331,663	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	1,331,523

	Charter Next Generation, Inc.,
917,475	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	920,558

	Cyanco Intermediate 2 Corporation,
374,243	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.59%		03/17/2025	373,732

	Diamond (BC) B.V.,
1,470,000	Senior Secured First Lien Term Loan	3.50%		09/15/2028	1,472,955

	Gemini HDPE LLC,
1,211,590	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	1,213,486

	Geon Performance Solutions LLC,
195,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/18/2028	196,645

	Groupe Solmax, Inc.,
270,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/29/2028	270,225

	Hexion, Inc.,
744,289	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.64%		07/01/2026	745,220

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	61

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	INEOS US Petrochem LLC,
917,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		01/29/2026	919,191

	Lummus Technology Holdings V LLC,
1,154,191	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		06/30/2027	1,154,035

	Natgasoline LLC,
1,218,734	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.63%		11/14/2025	1,220,257

	Olympus Water US Holding Corporation,
640,000	Senior Secured First Lien Term Loan	4.25%	(f)	10/01/2028	639,933

	Polar US Borrower LLC,
	Senior Secured First Lien Term Loan
874,568	(1 Month LIBOR USD + 4.75%)	4.87%		10/15/2025	874,568
8,834	(Prime Rate + 3.75%)	7.00%		10/15/2025	8,834

	PQ Corporation,
	Senior Secured First Lien Term Loan
445,284	(1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		06/09/2028	446,028
173,166	(3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		06/09/2028	173,455

	Pregis Topco LLC,
894,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		07/31/2026	896,310

	Pretium PKG Holdings, Inc.,
705,000	Senior Secured First Lien Term Loan	4.50%	(f)	09/22/2028	706,710

	Pretium PKG Holdings, Inc.,
155,000	Senior Secured Second Lien Term Loan	7.25%	(f)	09/22/2029	156,163

	SCIH Salt Holdings, Inc.,
431,501	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/16/2027	432,547

	Solenis International LP,
1,056,503	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		06/26/2025	1,058,013

	Solenis International LP,
55,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.50%)	8.58%		06/26/2026	55,103

	Starfruit US Holdco LLC,
956,692	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		10/01/2025	951,550

	Tronox Finance LLC,
	Senior Secured First Lien Term Loan
125,007	(1 Month LIBOR USD + 2.25%)	2.33%		03/10/2028	124,672
265,639	(3 Month LIBOR USD + 2.25%)	2.40%		03/10/2028	264,929

	Univar Solutions USA, Inc.,
275,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		07/01/2026	274,778

	Univar Solutions USA, Inc.,
254,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		06/02/2028	254,090

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Vantage Specialty Chemicals, Inc.,
361,339	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	355,204

	W.R. Grace Holdings LLC,
1,220,000	Senior Secured First Lien Term Loan	4.25%	(f)	09/22/2028	1,225,911

					18,716,625

CONTAINERS AND GLASS PRODUCTS 1.4%

	Flex Acquisition Company, Inc.,
419,758	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.13%		06/30/2025	417,827

	Graham Packaging Company, Inc.,
1,083,370	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	1,083,819

	Kleopatra Finco SARL,
890,525	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.50% Floor)	5.25%		02/12/2026	894,426

	TricorBraun Holdings, Inc.,
	Senior Secured First Lien Delayed-Draw Term Loan
130,374	(6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	(e)	03/03/2028	129,820
165,930	(1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	(e)	03/03/2028	165,226

	TricorBraun Holdings, Inc.,
1,315,147	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	1,309,564

	Trident TPI Holdings, Inc.,
175,155	Senior Secured First Lien Term Loan	4.50%	(f)	09/17/2028	175,666

	Trident TPI Holdings, Inc.,
24,845	Senior Secured First Lien Term Loan	4.50%	(f)	09/17/2028	24,917

	Trident TPI Holdings, Inc.,
839,258	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/17/2024	839,723

					5,040,988

COSMETICS/TOILETRIES 0.6%

	Conair Holdings LLC,
940,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/17/2028	941,861

	Kronos Acquisition Holdings, Inc.,
1,177,145	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	1,151,295

					2,093,156

ELECTRONICS/ELECTRIC 15.1%

	Access CIG LLC,
1,134,135	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		02/27/2025	1,130,001

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Almonde, Inc.,
1,572,433	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	1,562,000

	Almonde, Inc.,
175,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	176,392

	Applied Systems, Inc.,
987,693	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/19/2024	988,809

	Applied Systems, Inc.,
595,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.50%, 0.75% Floor)	6.25%		09/19/2025	604,880

	Atlas Purchaser, Inc.,
842,888	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		05/08/2028	833,755

	Blackhawk Network Holdings, Inc.,
923,781	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/16/2025	918,007

	Boxer Parent Company, Inc.,
630,936	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.88%		10/02/2025	628,308

	Castle US Holding Corporation,
1,016,222	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.88%		01/29/2027	1,009,657

	Cologix Holdings, Inc.,
1,206,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		05/01/2028	1,210,747

	CommerceHub, Inc.,
1,195,788	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/29/2027	1,199,280

	Conservice Midco LLC,
460,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.38%		05/13/2027	461,575

	Constant Contact, Inc.,
1,138,229	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/10/2028	1,136,806

	Cornerstone OnDemand, Inc.,
1,100,000	Senior Secured First Lien Term Loan	4.25%	(f)	09/21/2028	1,099,659

	Cornerstone OnDemand, Inc.,
584,824	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		04/22/2027	584,716

	Cvent, Inc.,
1,100,295	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		11/29/2024	1,097,461

	DCert Buyer, Inc.,
1,340,890	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		10/16/2026	1,342,754

	DCert Buyer, Inc.,
585,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.08%		02/19/2029	591,763

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Delta Topco, Inc.,
1,473,850	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	1,477,793

	Delta Topco, Inc.,
180,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%		12/01/2028	182,399

	DG Investment Intermediate Holdings, Inc.,
291,965	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	(e)	03/31/2028	293,320

	DG Investment Intermediate Holdings, Inc.,
1,393,866	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/31/2028	1,400,333

	DG Investment Intermediate Holdings, Inc.,
150,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		03/19/2029	151,125

	Endurance International Group, Inc., The,
1,117,200	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/10/2028	1,112,871

	Energizer Holdings, Inc.,
442,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	443,235

	Excelitas Technologies Corporation,
861,008	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/02/2024	865,313

	Flexera Software LLC,
917,759	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	919,838

	GoodRX, Inc.,
1,123,654	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		10/10/2025	1,123,952

	Hyland Software, Inc.,
587,531	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	588,876

	Hyland Software, Inc.,
446,566	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		07/07/2025	453,265

	Informatica LLC,
1,640,547	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		02/25/2027	1,637,266

	Ingram Micro, Inc.,
1,201,988	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/30/2028	1,206,345

	Liftoff Mobile, Inc.,
655,000	Senior Secured First Lien Term Loan	4.25%	(f)	09/30/2028	653,569

	LogMeIn, Inc.,
1,385,769	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		08/31/2027	1,386,746

	Milano Acquisition Corporation,
1,347,661	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	1,352,715

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	63

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Mirion Technologies, Inc.,
	Senior Secured First Lien Term Loan
897,529	(3 Month LIBOR USD + 4.00%)	4.08%	03/06/2026	900,338
37,397	(3 Month LIBOR USD + 4.00%)	4.15%	03/06/2026	37,514

	PointClickCare Technologies, Inc.,
	Senior Secured First Lien Term Loan
234,024	(6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%	12/29/2027	234,317
9,751	(3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%	12/29/2027	9,763

	Polaris Newco LLC,
1,655,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%	06/02/2028	1,660,519

	Project Alpha Intermediate Holding, Inc.,
1,865,545	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.09%	04/26/2024	1,867,046

	Proofpoint, Inc.,
1,610,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	08/31/2028	1,603,560

	Rackspace Technology Global, Inc.,
1,198,975	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%	02/15/2028	1,191,619

	RealPage, Inc.,
1,645,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	04/24/2028	1,641,743

	Redstone Holdco 2 LP,
	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)		04/27/2028
601,200	(3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	04/27/2028	593,436
233,800	(1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	04/27/2028	230,780

	Renaissance Holding Corporation,
1,008,329	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%	05/30/2025	1,001,397

	Renaissance Holding Corporation,
400,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.08%	05/29/2026	402,250

	Riverbed Technology, Inc.,
521,063	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	12/31/2025	468,956

	Severin Acquisition LLC,
1,667,902	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%	08/01/2025	1,662,173

	Skillsoft Finance II, Inc.,
220,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	07/14/2028	221,375

	SolarWinds Holdings, Inc.,
478,520	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%	02/05/2024	474,443

	Sophia LP,
992,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	10/07/2027	997,358

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Surf Holdings LLC,
1,229,443	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.62%	03/05/2027	1,224,482

	TIBCO Software, Inc.,
977,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.84%	06/30/2026	973,353

	TIBCO Software, Inc.,
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.34%	03/03/2028	111,403

	Uber Technologies, Inc.,
401,885	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%	04/04/2025	402,526

	UKG, Inc.,
455,353	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%	05/04/2026	456,757

	UKG, Inc.,
975,690	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	05/04/2026	978,900

	UKG, Inc.,
85,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%	05/03/2027	86,664

	Ultra Clean Holdings, Inc.,
338,102	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%	08/27/2025	339,158

	VS Buyer LLC,
981,087	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%	02/26/2027	981,700

				52,579,061

ENERGY 2.0%

	Blackstone CQP Holdco LP,
1,785,525	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%	06/05/2028	1,782,177

	Delek US Holdings, Inc.,
421,737	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%	03/31/2025	410,245

	GIP II Blue Holding LP,
470,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	09/29/2028	470,590

	Gulf Finance LLC,
365,553	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%	08/25/2023	352,415

	Lealand Finance Company B.V.,
75,205	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.08%	06/30/2025	34,519

	Lower Cadence Holdings LLC,
690,768	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%	05/22/2026	691,141

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lucid Energy Group II Borrower LLC,
624,913	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	619,445

	Oryx Midstream Services Permian Basin LLC,
615,000	Senior Secured Second Lien Term Loan	3.75%	(f)	09/30/2028	611,925

	Prairie ECI Acquiror LP,
474,597	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		03/11/2026	459,536

	Traverse Midstream Partners LLC,
716,247	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%		09/27/2024	717,926

	UGI Energy Services LLC,
649,119	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/13/2026	651,147

	WaterBridge Midstream Operating LLC,
327,494	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	319,891

					7,120,957

ENVIRONMENTAL CONTROL 1.0%

	Bingo Industries Ltd.,
230,000	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/14/2028	230,000

	Packers Holdings LLC,
1,478,106	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/06/2028	1,473,487

	US Ecology Holdings, Inc.,
324,225	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		11/02/2026	324,275

	WIN Waste Innovations Holdings, Inc.,
1,336,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		03/24/2028	1,337,766

					3,365,528

FINANCE 0.2%

	Zebra Buyer LLC,
690,000	Senior Secured First Lien Term Loan	3.75%	(f)	04/22/2028	692,957

FINANCIAL INTERMEDIARIES 1.7%

	Corelogic, Inc.,
1,765,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/02/2028	1,765,371

	Greystone Select Financial LLC,
228,585	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		06/16/2028	231,299

	Hightower Holding LLC,
265,000	Senior Secured First Lien Term Loan	4.75%	(e)(f)	04/21/2028	265,372

	Hightower Holding LLC,
1,060,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		04/21/2028	1,061,489

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Minotaur Acquisition, Inc.,
1,048,512	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		03/27/2026	1,044,670

	The Edelman Financial Engines Centre LLC,
690,987	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		04/07/2028	690,448

	The Edelman Financial Engines Centre LLC,
755,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.83%		07/20/2026	761,840

					5,820,489

FOOD PRODUCTS 1.5%

	CHG PPC Parent LLC,
998,066	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		03/31/2025	994,952

	H-Food Holdings LLC,
1,310,726	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.77%		05/23/2025	1,308,819

	Monogram Food Solutions LLC,
850,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/28/2028	852,125

	Triton Water Holdings, Inc.,
1,765,575	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		03/31/2028	1,765,469

	United Natural Foods, Inc.,
348,779	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		10/22/2025	349,080

					5,270,445

FOOD SERVICE 1.8%

	AI Aqua Merger Sub, Inc.,
1,311,111	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		07/31/2028	1,316,847

	Aramark Services, Inc.,
545,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		01/15/2027	533,989

	Houston Foods, Inc.,
971,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		07/21/2025	960,695

	IRB Holding Corporation,
1,251,513	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	3.37%		12/15/2027	1,254,935

	IRB Holding Corporation,
542,607	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	542,607

	MIC Glen LLC,
630,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/21/2028	627,559

	Osmosis Buyer Limited,
163,889	Senior Secured First Lien Term Loan	4.50%	(f)	07/30/2028	164,606

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	65

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Whatabrands LLC,
820,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/03/2028	820,184

					6,221,422

HEALTHCARE 11.9%

	ADMI Corporation,
1,885,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/23/2027	1,886,348

	Agiliti Health, Inc.,
1,044,317	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		01/05/2026	1,040,401

	Air Methods Corporation,
828,114	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	822,678

	Athenahealth, Inc.,
754,337	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.38%		02/11/2026	757,449

	Aveanna Healthcare LLC,
353,774	Senior Secured First Lien Term Loan	4.25%	(f)	07/15/2028	354,078
1,521,226	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		07/17/2028	1,522,535

	Azalea TopCo, Inc.,
1,644,574	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		07/24/2026	1,636,096

	Bioscrip, Inc.,
1,169,934	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/06/2026	1,170,958

	CHG Healthcare Services, Inc.,
850,000	Senior Secured First Lien Term Loan	4.00%	(f)	09/22/2028	852,278

	Envision Healthcare Corporation,
1,044,111	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		10/10/2025	932,286

	eResearchTechnology, Inc.,
49,748	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		02/04/2027	50,051

	Gentiva Health Services, Inc.,
1,290,895	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		07/02/2025	1,291,967

	Global Medical Response, Inc.,
345,000	Senior Secured First Lien Term Loan	5.25%	(f)	03/14/2025	346,768
585,575	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	588,576

	HCRX Investments HoldCo LP,
260,000	Senior Secured First Lien Term Loan	2.75%	(f)	07/15/2028	259,480

	Heartland Dental LLC,
1,865,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		04/30/2025	1,864,109

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ICON Luxembourg SARL,
547,002	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		07/03/2028	549,430

	Kindred Healthcare, Inc.,
1,294,785	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		07/02/2025	1,298,022

	Maravai Intermediate Holdings LLC,
150,013	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/19/2027	150,622

	MED ParentCo LP,
1,640,093	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		08/31/2026	1,639,453

	Mozart Debt Merger Sub, Inc.,
1,555,000	Senior Secured First Lien Term Loan	3.75%	(f)	09/30/2028	1,547,225

	Organon & Company,
1,456,350	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/02/2028	1,461,811

	Outcomes Group Holdings, Inc.,
964,137	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		10/24/2025	949,193

	Parexel International Corporation,
1,095,362	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		09/27/2024	1,095,669

	Pathway Vet Alliance LLC,
1,548,742	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		03/31/2027	1,547,612

	Pearl Intermediate Parent LLC,
595,373	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		02/14/2025	590,226

	PetVet Care Centers LLC,
159,467	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	159,716

	Phoenix Guarantor, Inc.,
1,094,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		03/05/2026	1,091,764

	Phoenix Newco, Inc.,
1,240,000	Senior Secured First Lien Term Loan	4.00%	(f)	08/11/2028	1,241,748

	PRA Health Sciences, Inc.,
136,627	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		07/03/2028	137,234

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan			07/09/2025
1,491,964	(1 Month LIBOR USD + 4.25%)	4.35%		07/09/2025	1,492,687
524,203	(1 Month LIBOR USD + 4.25%)	4.33%		07/09/2025	524,457

	RadNet Management, Inc.,
1,773,684	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/24/2028	1,773,134

	RegionalCare Hospital Partners Holdings, Inc.,
503,695	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		11/14/2025	503,607

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Sotera Health Holdings LLC,
660,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	12/11/2026	658,901

	Sound Inpatient Physicians, Inc.,
1,030,310	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%	06/27/2025	1,027,276

	Sound Inpatient Physicians, Inc.,
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.83%	06/26/2026	300,999

	Southern Veterinary Partners LLC,
76,776	Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	10/01/2027	77,160

	Southern Veterinary Partners LLC,
972,790	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	10/01/2027	977,654

	Sunshine Luxembourg VII SARL,
502,376	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	10/01/2026	504,355

	Team Health Holdings, Inc.,
588,297	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/06/2024	575,060

	Upstream Newco, Inc.,
1,650,222	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%	11/20/2026	1,652,549

	Verscend Holding Corporation,
988,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%	08/27/2025	990,722

	Zelis Cost Management Buyer, Inc.,
1,444,630	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%	09/30/2026	1,440,441

				41,334,785

HOTELS/MOTELS/INNS AND CASINOS 1.6%

	Caesars Resort Collection LLC,
420,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%	07/21/2025	421,596

	Golden Nugget, Inc.,
1,090,418	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%	10/04/2023	1,086,667

	PCI Gaming Authority,
427,596	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%	05/29/2026	426,608

	Playa Resorts Holding B.V.,
635,345	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	04/29/2024	622,962

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Scientific Games International, Inc.,
689,928	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		08/14/2024	687,731

	Stars Group Holdings B.V.,
470,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.38%		07/21/2026	468,982

	Twin River Worldwide Holdings, Inc.,
1,970,000	Senior Secured First Lien Term Loan	3.75%	(f)	08/06/2028	1,971,921

					5,686,467

INDUSTRIAL EQUIPMENT 3.9%

	Alliance Laundry Systems LLC,
863,971	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	866,283

	American Trailer World Corporation,
1,201,988	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	1,197,931

	Columbus McKinnon Corporation,
611,561	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		05/15/2028	610,797

	DexKo Global, Inc.,
688,800	Senior Secured First Lien Term Loan	4.25%	(f)	09/24/2028	689,086
131,200	Senior Secured First Lien Term Loan	4.25%	(f)	09/24/2028	131,254

	Filtration Group Corporation,
404,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		03/31/2025	403,065

	GrafTech Finance, Inc.,
314,553	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		02/12/2025	315,368

	Granite US Holdings Corporation,
606,982	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.13%		09/30/2026	608,500

	Grinding Media, Inc.,
775,000	Senior Secured First Lien Term Loan	4.75%	(f)	09/22/2028	777,906

	Hayward Industries, Inc.,
992,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		05/29/2028	991,480

	Madison IAQ LLC,
1,017,450	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		06/21/2028	1,017,236

	TAMKO Building Products LLC,
	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.00%)
761,283	(2 Month LIBOR USD + 3.00%)	3.11%		05/29/2026	759,380
253,761	(3 Month LIBOR USD + 3.00%)	3.13%		05/29/2026	253,127

	Tiger Acquisition LLC,
1,105,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		06/01/2028	1,102,414

	Titan Acquisition Limited,
911,114	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.17%		03/28/2025	895,999

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	67

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Vertical Midco GMBH,
	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.50% Floor)
219,018	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/30/2027	219,687
776,518	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/30/2027	778,890

	Waterlogic Holdings Limited,
1,795,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	4.89%		08/04/2028	1,798,375

					13,416,778

INSURANCE 3.1%

	Acrisure LLC,
1,114,385	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		02/16/2027	1,106,027

	Alliant Holdings Intermediate LLC,
1,006,825	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		05/09/2025	1,000,704
233,915	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/05/2027	234,436

	AmWINS Group LLC,
1,131,452	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		02/22/2028	1,125,800

	AssuredPartners, Inc.,
1,101,364	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/12/2027	1,096,083

	Asurion LLC,
818,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		12/23/2026	807,697
1,270,737	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		07/30/2027	1,253,582
135,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.33%		01/31/2028	134,775
1,190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.33%		01/19/2029	1,185,984

	Cross Financial Corporation,
249,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		09/15/2027	250,466

	OneDigital Borrower LLC,
31,406	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%	(e)	11/16/2027	31,577
968,726	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	973,976

	Sedgwick Claims Management Services, Inc.,
779,817	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		12/31/2025	774,518
885,471	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		09/03/2026	884,421

					10,860,046

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
LEISURE 2.4%

	Alterra Mountain Company,
990,706	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	08/17/2028	989,779

	Arches Buyer, Inc.,
1,594,878	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	12/06/2027	1,588,778

	Carnival Corporation,
241,938	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%	06/30/2025	241,106

	ClubCorp Holdings, Inc.,
760,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.90%	09/18/2024	716,421

	Delta 2 (Lux) SARL,
510,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%	02/01/2024	509,442

	Lions Gate Capital Holdings LLC,
360,830	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%	03/24/2025	358,801

	Motion Acquisition Ltd.,
356,080	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%	11/12/2026	345,497
46,799	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%	11/12/2026	45,408

	Nascar Holdings LLC,
636,039	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%	10/19/2026	636,436

	Pug LLC,
952,011	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%	02/12/2027	932,571

	Travel Leaders Group LLC,
662,881	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%	01/25/2024	622,280

	UFC Holdings LLC,
934,958	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%	04/29/2026	933,854

	Viad Corporation,
475,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.50% Floor)	5.50%	07/31/2028	475,000

				8,395,373

MEDIA 3.9%

	Ascend Learning LLC,
1,000,019	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	07/12/2024	1,000,824

	Cengage Learning, Inc.,
1,765,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	07/14/2026	1,778,741

	CSC Holdings LLC,
1,243,507	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%	07/17/2025	1,228,640

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
633,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%	01/15/2026	626,224
139,099	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%	04/15/2027	137,723

	Diamond Sports Group LLC,
326,129	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%	08/24/2026	204,509

	DIRECTV Financing LLC,
1,240,880	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%	08/02/2027	1,243,076

	EW Scripps Company, The,
1,033,306	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%	05/01/2026	1,031,462

	Getty Images, Inc.,
823,505	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%	02/19/2026	824,707

	IHeartCommunications, Inc.,
371,864	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%	05/01/2026	369,579

	Numericable U.S. LLC,
1,311,513	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.12%	08/14/2026	1,309,874

	Radiate Holdco LLC,
883,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	09/25/2026	883,581

	Rentpath, Inc.,
70,395	Senior Secured First Lien Term Loan (Prime Rate + 3.75%)	7.00%	12/17/2021	10,207

	Sinclair Television Group, Inc.,
661,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%	09/30/2026	651,581

	Terrier Media Buyer, Inc.,
849,927	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%	12/17/2026	849,158

	Virgin Media Bristol LLC,
475,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%	01/31/2028	472,390
350,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%	01/31/2029	350,534

	Ziggo Financing Partnership,
470,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%	04/28/2028	466,736

				13,439,546

PHARMACEUTICALS 0.7%

	Bausch Health Companies, Inc.,
339,062	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%	06/02/2025	339,019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Endo Luxembourg Finance Company I SARL,
316,897	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%	03/27/2028	310,626

	Horizon Therapeutics USA, Inc.,
496,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%	03/15/2028	495,940

	Jazz Pharmaceuticals, Inc.,
1,466,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	05/05/2028	1,469,998

				2,615,583

RETAILERS (OTHER THAN FOOD/DRUG) 4.3%

	At Home Group, Inc.,
740,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%	07/24/2028	742,312

	BW Gas & Convenience Holdings LLC,
623,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	03/31/2028	624,996

	CNT Holdings I Corporation,
1,596,975	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	11/08/2027	1,600,640

	EG America LLC,
174,710	Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%	03/31/2026	174,929

	Great Outdoors Group LLC,
1,449,050	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%	03/06/2028	1,456,839

	Jo-Ann Stores LLC,
890,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	07/07/2028	867,750

	Leslie’s Poolmart, Inc.,
1,243,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	03/09/2028	1,240,933

	Michaels Companies, Inc.,
488,775	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%	04/14/2028	489,828

	Mister Car Wash Holdings, Inc.,
660,777	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%	05/14/2026	659,435

	Petco Health and Wellness Company, Inc.,
1,457,675	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	03/03/2028	1,459,103

	PetSmart, Inc.,
1,870,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	02/11/2028	1,876,676

	Rent-A-Center, Inc.,
323,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	02/17/2028	324,992

	Staples, Inc.,
540,153	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.13%	04/16/2026	516,522

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	69

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sweetwater Borrower LLC,
935,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/07/2028	934,416

	Victoria’s Secret Company,
590,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/02/2028	589,262

	WWEX UNI TopCo Holdings LLC,
1,480,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		07/26/2028	1,486,579

					15,045,212

TELECOMMUNICATIONS 2.4%

	Avaya, Inc.,
561,229	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		12/15/2027	562,851

	Cablevision Lightpath LLC,
332,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	333,236

	Connect U.S. Finco LLC,
295,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	296,054

	Cyxtera DC Holdings, Inc.,
842,799	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	837,983

	Gogo Intermediate Holdings LLC,
1,552,013	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/28/2028	1,556,055

	GTT Communications, Inc.,
146,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.88%	(g)	06/02/2025	124,763

	Intelsat Jackson Holdings S.A.,
300,646	Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	(e)	07/13/2022	303,276

	Intelsat Jackson Holdings S.A.,
1,460,699	Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/27/2023	1,482,609

	MLN US HoldCo LLC,
234,562	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.58%		11/28/2025	213,976

	Securus Technologies Holdings, Inc.,
685,374	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	654,584

	Telesat Canada,
575,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.84%		12/07/2026	521,373

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zayo Group Holdings, Inc.,
1,378,467	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		03/09/2027	1,367,901

					8,254,661

TRANSPORTATION 1.4%

	First Student Bidco, Inc.,
825,343	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	821,835

	First Student Bidco, Inc.,
304,657	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	303,362

	Kenan Advantage Group, Inc.,
1,494,082	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/24/2026	1,494,911

	PODS LLC,
1,407,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		03/31/2028	1,410,565

	Savage Enterprises LLC,
817,950	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/15/2028	818,842

					4,849,515

UTILITIES 0.6%

	Calpine Corporation,
414,697	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.09%		04/06/2026	410,486

	Calpine Corporation,
137,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		08/12/2026	135,742

	Compass Power Generation, LLC,
824,099	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	824,923

	Exgen Renewables IV LLC,
356,786	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		12/15/2027	357,261

	PG&E Corporation,
533,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	525,502

					2,253,914

	Total Bank Loans (Cost $292,583,057)				294,407,969

COLLATERALIZED LOAN OBLIGATIONS 3.0%

	AIG Ltd.,
4,000,000	Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(b)	04/20/2032	3,999,917

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	AIMCO,
500,000	Series 2019-10A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.06%	(b)	07/22/2032	500,048
1,000,000	Series 2021-15A-E (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.04%	(b)	10/17/2034	999,914

	Bain Capital Credit Ltd.,
1,000,000	Series 2017-2A-ER2 (3 Month LIBOR USD + 6.50%, 6.50% Floor)	7.00%	(b)	07/25/2034	990,329

	Magnetite Ltd.,
500,000	Series 2020-26A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.04%	(b)	07/25/2034	500,009

	Octagon Investment Partners Ltd.,
1,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.75%, 6.75% Floor)	6.88%	(b)	07/15/2034	1,000,137

	OHA Credit Funding Ltd.,
500,000	Series 2016-13A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.40%	(b)	10/25/2034	499,987

	Sound Point Ltd.,
500,000	Series 2021-3A-E (3 Month LIBOR USD + 6.61%, 6.61% Floor)	6.74%	(b)	10/25/2034	499,906

	Voya Ltd.,
1,500,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.35%, 6.35% Floor)	6.46%	(b)	07/16/2034	1,497,343

	Total Collateralized Loan Obligations (Cost $10,481,800)				10,487,590

FOREIGN CORPORATE BONDS 0.3%

RETAILERS (OTHER THAN FOOD/DRUG) 0.2%
700,000	eG Global Finance PLC	6.75%	(b)	02/07/2025	716,625

TELECOMMUNICATIONS 0.1%
400,000	Altice France S.A.	7.38%	(b)	05/01/2026	415,540

	Total Foreign Corporate Bonds (Cost $1,112,776)				1,132,165

US CORPORATE BONDS 7.3%

AEROSPACE & DEFENSE 0.5%
460,000	Mileage Plus Holdings LLC	6.50%	(b)	06/20/2027	500,807
1,000,000	TransDigm, Inc.	8.00%	(b)	12/15/2025	1,067,500
180,000	United Airlines, Inc.	4.38%	(b)	04/15/2026	184,950

					1,753,257

AUTOMOTIVE 0.6%
1,930,000	Panther BF Aggregator LP	6.25%	(b)	05/15/2026	2,030,167

COMMERCIAL SERVICES 1.0%
725,000	Allied Universal Holding Company	6.63%	(b)	07/15/2026	767,434
1,500,000	Prime Security Services Borrower LLC	6.25%	(b)	01/15/2028	1,552,725
1,000,000	Uber Technologies, Inc.	7.50%	(b)	05/15/2025	1,067,250

					3,387,409

CONSUMER PRODUCTS 0.2%
505,000	Coty, Inc.	5.00%	(b)	04/15/2026	516,514

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOOD PRODUCTS 0.6%
1,000,000	Triton Water Holdings, Inc.	6.25%	(b)	04/01/2029	1,017,500
1,080,000	US Foods, Inc.	6.25%	(b)	04/15/2025	1,134,216

					2,151,716

FOOD SERVICE 0.6%
1,000,000	IRB Holding Corporation	7.00%	(b)	06/15/2025	1,062,975
1,000,000	Yum! Brands, Inc.	7.75%	(b)	04/01/2025	1,070,475

					2,133,450

HEALTHCARE 0.9%
2,010,000	Ortho-Clinical Diagnostics, Inc.	7.25%	(b)	02/01/2028	2,154,197
1,000,000	Select Medical Corporation	6.25%	(b)	08/15/2026	1,052,850

					3,207,047

HOTELS/MOTELS/INNS AND CASINOS 0.8%
2,531,000	Eldorado Resorts, Inc.	6.25%	(b)	07/01/2025	2,667,693
75,000	Hilton Domestic Operating Company, Inc.	5.38%	(b)	05/01/2025	78,469

					2,746,162

INDUSTRIAL EQUIPMENT 0.3%
750,000	PowerTeam Services LLC	9.03%	(b)	12/04/2025	814,687

INSURANCE 0.2%
700,000	AssuredPartners, Inc.	7.00%	(b)	08/15/2025	712,040

LEISURE 0.2%
24,000	Carnival Corporation	11.50%	(b)	04/01/2023	26,820
195,000	Live Nation Entertainment, Inc.	6.50%	(b)	05/15/2027	214,744
500,000	Six Flags Theme Parks, Inc.	7.00%	(b)	07/01/2025	533,125

					774,689

MEDIA 0.4%
1,000,000	Gray Television, Inc.	7.00%	(b)	05/15/2027	1,073,750
300,000	Univision Communications, Inc.	4.50%	(b)	05/01/2029	305,250

					1,379,000

MINING 0.2%
540,000	Arconic Corporation	6.00%	(b)	05/15/2025	568,072
190,000	Arconic Corporation	6.13%	(b)	02/15/2028	201,641

					769,713

TECHNOLOGY 0.6%
1,000,000	Dun & Bradstreet Corporation	10.25%	(b)	02/15/2027	1,077,170
1,000,000	Verscend Escrow Corporation	9.75%	(b)	08/15/2026	1,055,000

					2,132,170

TELECOMMUNICATIONS 0.2%
750,000	Cincinnati Bell, Inc.	7.00%	(b)	07/15/2024	764,235

	Total US Corporate Bonds (Cost $24,846,639)				25,272,256

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	71

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COMMON STOCKS 0.4%
57,721	Foresight Equity(a)(d)				1,337,984
32,259	McDermott International Ltd.(d)				15,323

	Total Common Stocks (Cost $948,562)				1,353,307

SHORT TERM INVESTMENTS 10.0%
11,577,353	First American Government Obligations Fund - Class U	0.03%	(c)		11,577,353
11,577,354	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(c)		11,577,354
11,577,354	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(c)		11,577,354

	Total Short Term Investments (Cost $34,732,061)				34,732,061

	Total Investments 105.6% (Cost $364,704,895)				367,385,348
	Liabilities in Excess of Other Assets (5.6)%				(19,385,200)

	NET ASSETS 100.0%				$348,000,148

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	84.6%
Short Term Investments	10.0%
US Corporate Bonds	7.3%
Collateralized Loan Obligations	3.0%
Common Stocks	0.4%
Foreign Corporate Bonds	0.3%
Other Assets and Liabilities	(5.6)%

100.0%

(a)	Value determined using significant unobservable inputs.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Seven-day yield as of period end

(d)	Non-income producing security

(e)	Unfunded or partially unfunded loan commitment.

(f)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	SoFi Alternative Trust,
38,959,288	Series 2021-1-PT1	9.72%	(a)(b)	05/25/2030	40,214,518	0.4%
42,750,000	Series 2021-2-A	1.25%	(a)	08/15/2030	42,847,000	0.4%
22,341,144	Series 2021-A-PT1	1.48%	(a)(b)	03/15/2047	22,178,076	0.2%

Other Asset Backed Obligations(c)					566,814,707	6.0%

	Total Asset Backed Obligations (Cost $668,048,423)				672,054,301	7.0%

BANK LOANS

22,136,507	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		11/19/2026	21,905,844	0.2%
23,780,000	Pilot Travel Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		08/04/2028	23,726,971	0.2%

Other Bank Loans(c)					649,555,570	6.8%

	Total Bank Loans (Cost $693,940,123)				695,188,385	7.2%

COLLATERALIZED LOAN OBLIGATIONS

	Anchorage Capital Ltd.,
25,000,000	Series 2016-9A-AR2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.24%	(a)	07/15/2032	25,000,796	0.3%
23,000,000	Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.37%	(a)	10/15/2034	23,000,000	0.2%

	Battalion Ltd.,
32,000,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/24/2034	32,059,756	0.3%

	CFIP Ltd.,
22,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.45%	(a)	07/13/2029	22,027,649	0.2%

	Dryden Ltd.,
25,000,000	Series 2020-85A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.15%	(a)	10/15/2035	25,000,000	0.3%

	Galaxy Ltd.,
27,500,000	Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	04/16/2034	27,609,615	0.3%

	Marble Point Ltd.,
25,000,000	Series 2021-3A-A1 (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.41%	(a)	01/20/2032	25,050,000	0.3%
29,500,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.43%	(a)	04/20/2033	29,525,143	0.3%
23,000,000	Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.37%	(a)	10/17/2034	23,000,247	0.2%

	MKS Ltd.,
25,000,000	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.13%	(a)	07/20/2030	25,002,785	0.3%

	MP Ltd.,
25,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	07/25/2034	25,022,985	0.3%

	Nassau Ltd.,
22,600,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.28%	(a)	07/15/2031	22,530,131	0.2%

	Shackleton Ltd.,
25,000,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	07/15/2031	25,006,389	0.3%

	Sound Point Ltd.,
25,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.32%	(a)	07/15/2034	25,053,478	0.3%
29,000,000	Series 2020-3A-A1 (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.41%	(a)	01/25/2032	29,101,287	0.3%

	Symphony Ltd.,
25,000,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.21%	(a)	01/17/2032	25,024,446	0.3%

Other Collateralized Loan Obligations(c)					922,740,090	9.5%

	Total Collateralized Loan Obligations (Cost $1,329,775,645)				1,331,754,797	13.9%

FOREIGN CORPORATE BONDS(c)
	Total Foreign Corporate Bonds (Cost $586,439,768)				588,504,069	6.1%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(c)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $80,254,443)				79,888,829	0.8%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(c)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,178,543,120)				1,140,889,297	11.9%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	73

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	BRAVO Residential Funding Trust,
25,686,161	Series 2021-B-A1	2.12%	(a)(e)	04/01/2069	25,672,332	0.3%

	Citigroup Mortgage Loan Trust,
27,782,485	Series 2019-E-A1	3.23%	(a)(e)	11/25/2070	27,853,891	0.3%

	CSMC Trust,
54,782,956	Series 2019-RP10-A1	2.99%	(a)(b)	12/26/2059	55,121,608	0.6%

	Legacy Mortgage Asset Trust,
22,194,443	Series 2020-GS3-A1	3.25%	(a)(b)	05/25/2060	22,331,459	0.2%
31,500,000	Series 2021-GS4-A1	1.65%	(a)(e)	11/25/2060	31,490,503	0.3%

	New York Mortgage Trust,
25,000,000	Series 2021-BPL1-A1	2.24%	(a)(e)	05/25/2026	25,190,700	0.3%

	NYMT Loan Trust,
23,159,440	Series 2020-SP2-A1	2.94%	(a)(b)	10/25/2060	23,379,381	0.2%

	Pretium Mortgage Credit Partners LLC,
34,482,373	Series 2021-NPL3-A1	1.87%	(a)(e)	07/25/2051	34,499,725	0.4%
37,865,294	Series 2021-RN1-A1	1.99%	(a)(e)	02/25/2061	37,854,162	0.4%

	PRPM LLC,
26,681,542	Series 2021-2-A1	2.12%	(a)(b)	03/25/2026	26,747,878	0.3%

	Toorak Mortgage Corporation Ltd.,
40,000,000	Series 2020-1-A1	2.73%	(a)(e)	03/25/2023	40,223,876	0.4%

	VCAT LLC,
22,824,737	Series 2021-NPL1-A1	2.29%	(a)(e)	12/26/2050	22,909,422	0.2%

	VOLT LLC,
31,815,711	Series 2021-NPL8-A1	2.12%	(a)(e)	04/25/2051	31,911,184	0.3%

	ZH Trust,
22,250,000	Series 2021-1-A	2.25%	(a)	02/18/2027	22,330,189	0.2%

Other Non-Agency Residential Collateralized Mortgage Obligations(c)					816,358,894	8.6%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,246,198,376)				1,243,875,204	13.0%

US CORPORATE BONDS(c)
	Total US Corporate Bonds (Cost $499,199,497)				501,432,791	5.2%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
132,339,701	Pool SB8092	1.50% – 2.00%		03/01/2036 – 09/01/2036	135,096,490	1.4%

	Federal Home Loan Mortgage Corporation,
34,527,502	Pool SB8119	2.00%		09/01/2036	35,598,989	0.4%

	Federal National Mortgage Association,
25,641,212	Pool FM5470	2.00%		01/01/2036	26,548,476	0.3%

	Federal National Mortgage Association,
23,893,954	Series 2020-45-JL	3.00%		07/25/2040	25,041,521	0.3%

	Federal National Mortgage Association,
23,197,564	Series 2020-M49-1A1	1.30%	(b)	11/25/2030	23,158,818	0.2%

Other US Government and Agency Mortgage Backed Obligations(c)					98,027,229	1.0%

	Total US Government and Agency Mortgage Backed Obligations (Cost $345,831,619)				343,471,523	3.6%

US GOVERNMENT AND AGENCY OBLIGATIONS

304,900,000	United States Treasury Notes	0.38%		03/31/2022	305,383,999	3.2%
272,200,000	United States Treasury Notes	0.13%		02/28/2023	272,051,139	2.8%
476,400,000	United States Treasury Notes	0.13%		04/30/2023	475,851,025	4.9%
373,900,000	United States Treasury Notes	0.38%		04/15/2024	373,549,469	3.9%
256,200,000	United States Treasury Notes	0.38%		09/15/2024	255,119,156	2.7%

	Total US Government and Agency Obligations (Cost $1,683,291,572)				1,681,954,788	17.5%

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
AFFILIATED MUTUAL FUNDS

19,895,522	DoubleLine Ultra Short Bond Fund (Class I)				200,148,954	2.1%

	Total Affiliated Mutual Funds (Cost $199,501,692)				200,148,954	2.1%

COMMON STOCKS(c)
	Total Common Stocks (Cost $989,313)				1,381,509	0.0%

WARRANTS
	Total Warrants (Cost $—)				—	0.0%

REPURCHASE AGREEMENTS

40,500,000	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligations, Market Value $188,886,579)	2.65%	(d)	02/22/2023	40,500,000	0.4%

	Total Repurchase Agreements (Cost $40,500,613)				40,500,000	0.4%

SHORT TERM INVESTMENTS

128,206,842	First American Government Obligations Fund - Class U	0.03%	(f)	02/01/2030	128,206,842	1.4%
128,206,842	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(f)	01/01/2040	128,206,842	1.3%
128,206,842	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(f)	12/31/2031	128,206,842	1.3%

	Total Short Term Investments (Cost $384,620,526)				384,620,526	4.0%

	Total Investments (Cost $8,937,134,730)				8,905,664,973	92.7%
	Other Assets in Excess of Liabilities				705,562,240	7.3%

	NET ASSETS				$9,611,227,213	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	17.5%
Collateralized Loan Obligations	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	13.0%
Non-Agency Commercial Mortgage Backed Obligations	11.9%
Bank Loans	7.2%
Asset Backed Obligations	7.0%
Foreign Corporate Bonds	6.1%
US Corporate Bonds	5.2%
Short Term Investments	4.0%
US Government and Agency Mortgage Backed Obligations	3.6%
Affiliated Mutual Funds	2.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Repurchase Agreements	0.4%
Common Stocks	0.0%	(g)
Warrants	0.0%	(g)
Other Assets and Liabilities	7.3%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	17.5%
Collateralized Loan Obligations	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	13.0%
Non-Agency Commercial Mortgage Backed Obligations	11.9%
Asset Backed Obligations	7.0%
Short Term Investments	4.0%
Banking	3.9%
US Government and Agency Mortgage Backed Obligations	3.6%
Affiliated Mutual Funds	2.1%
Utilities	1.5%
Healthcare	1.1%
Energy	1.1%
Pharmaceuticals	1.0%
Telecommunications	0.9%
Business Equipment and Services	0.9%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Electronics/Electric	0.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Media	0.8%
Food Products	0.6%
Transportation	0.5%
Technology	0.5%
Chemicals/Plastics	0.5%
Food Service	0.4%
Repurchase Agreement	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Automotive	0.4%
Retailers (other than Food/Drug)	0.4%
Leisure	0.3%
Insurance	0.3%
Building and Development (including Steel/Metals)	0.3%
Aerospace & Defense	0.3%
Finance	0.2%
Containers and Glass Products	0.2%
Real Estate	0.1%
Commercial Services	0.1%
Environmental Control	0.1%
Industrial Equipment	0.1%
Financial Intermediaries	0.1%
Diversified Manufacturing	0.1%
Beverage and Tobacco	0.1%
Chemical Products	0.1%
Mining	0.1%
Conglomerates	0.1%
Pulp & Paper	0.1%
Food/Drug Retailers	0.0%	(g)
Consumer Products	0.0%	(g)
Construction	0.0%	(g)
Other Assets and Liabilities	7.3%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	75

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(d)	Value determined using significant unobservable inputs.

(e)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(f)	Seven-day yield as of period end

(g)	Represents less than 0.05% of net assets

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/12/2021	100,000,000	$30,623,378
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/16/2021	100,000,000	29,131,408
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/13/2021	100,000,000	29,048,256
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/02/2021	100,000,000	28,821,700
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/10/2021	100,000,000	28,435,986
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/20/2021	100,000,000	28,034,029
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/19/2021	100,000,000	27,083,981
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/11/2021	100,000,000	26,182,074
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/07/2021	80,000,000	25,477,569
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/18/2021	100,000,000	22,888,894
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/23/2021	100,000,000	21,522,369
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/01/2021	100,000,000	21,499,523
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/15/2021	100,000,000	20,161,928
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/02/2021	100,000,000	19,741,414
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/09/2021	100,000,000	19,442,895
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/14/2021	100,000,000	18,910,116
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/30/2021	100,000,000	18,691,753
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/28/2021	100,000,000	17,886,267
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/07/2021	100,000,000	17,584,201
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/29/2021	100,000,000	17,320,397
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/16/2021	100,000,000	17,223,053
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	01/11/2022	100,000,000	16,940,621
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/23/2021	100,000,000	16,856,327
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/22/2021	100,000,000	16,768,198
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/21/2021	100,000,000	16,487,293
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/30/2021	100,000,000	16,218,721
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	01/25/2022	100,000,000	15,273,148
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/27/2022	100,000,000	15,103,078
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/15/2022	100,000,000	12,623,860
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/15/2022	100,000,000	12,150,279
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/17/2021	50,000,000	11,275,294
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/22/2022	100,000,000	11,238,388
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/20/2022	100,000,000	10,617,304
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	03/30/2022	100,000,000	10,337,150
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/05/2022	100,000,000	10,077,367
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/24/2022	100,000,000	9,591,887
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/05/2022	100,000,000	8,685,923

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/27/2021	50,000,000	$8,656,322
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/12/2022	100,000,000	8,509,400
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/26/2022	100,000,000	8,488,528
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/07/2022	100,000,000	7,539,328
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/19/2022	100,000,000	7,395,745
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/11/2022	100,000,000	5,966,830
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	06/01/2022	100,000,000	5,513,308
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/07/2022	100,000,000	5,359,793
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/26/2022	100,000,000	5,191,867
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/28/2022	100,000,000	5,081,084
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/03/2022	100,000,000	4,574,658
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/09/2022	100,000,000	4,246,762
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/25/2022	100,000,000	4,007,725
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/31/2022	100,000,000	3,668,683
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/14/2022	100,000,000	2,072,056
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/30/2022	100,000,000	1,931,858
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/21/2022	100,000,000	1,880,379
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/12/2022	100,000,000	1,736,859
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/20/2022	100,000,000	1,613,920
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/23/2022	100,000,000	1,273,386
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/06/2022	100,000,000	1,241,498
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/28/2022	50,000,000	1,036,028
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/18/2022	100,000,000	232,922
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/14/2022	100,000,000	220,876
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/28/2022	100,000,000	(70,198)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/17/2022	100,000,000	(203,501)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/11/2022	100,000,000	(637,299)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/27/2022	100,000,000	(641,899)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/25/2022	100,000,000	(810,247)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/25/2022	100,000,000	(863,744)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/23/2022	100,000,000	(923,775)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/05/2021	85,000,000	(944,858)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/09/2022	100,000,000	(987,641)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/10/2022	100,000,000	(988,063)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/02/2022	100,000,000	(1,184,393)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/18/2022	100,000,000	(1,219,858)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/04/2022	100,000,000	(1,238,129)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/26/2022	50,000,000	(1,419,407)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/06/2022	100,000,000	(1,693,658)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/31/2022	100,000,000	(1,885,509)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/24/2022	100,000,000	(1,899,590)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/13/2022	100,000,000	(1,933,040)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/01/2022	100,000,000	(2,077,305)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/12/2022	50,000,000	(2,484,215)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	77

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/11/2022	100,000,000	$(2,839,253)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/29/2022	100,000,000	(2,933,281)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/20/2022	100,000,000	(3,284,464)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/15/2022	100,000,000	(3,298,509)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/14/2022	100,000,000	(3,398,401)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/19/2022	100,000,000	(3,440,600)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/22/2022	100,000,000	(3,807,492)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/06/2022	100,000,000	(4,303,162)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/08/2022	100,000,000	(4,330,394)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/04/2022	100,000,000	(4,967,800)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/28/2022	100,000,000	(5,260,224)

							$727,425,935

(1)

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2021, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$—	$—	$—	$188,886,579	$188,886,579

Total Borrowings	$—	$—	$—	$188,886,579	$188,886,579

Amounts related to agreements not included in offsetting disclosure					$188,886,579

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at September 30, 2021	Value at September 30, 2021	Change in Unrealized for the Period Ended September 30, 2021	Dividend Income Earned for the Period Ended September 30, 2021	Net Realized Gain (Loss) for the Period Ended September 30, 2021
DoubleLine Ultra Short Bond Fund (Class I)	$199,949,999	$—	$—	19,895,522	$200,148,954	$198,955	$192,911	$—

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Flexible Income Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Affirm Asset Securitization Trust,
5,000,000	Series 2021-B-D	2.54%	(c)	08/17/2026	4,991,121	0.4%

	ExteNet Issuer LLC,
6,250,000	Series 2019-1A-C	5.22%	(c)	07/26/2049	6,503,506	0.5%

	Jersey Mike’s Funding,
5,096,154	Series 2019-1A-A2	4.43%	(c)	02/15/2050	5,434,202	0.4%

	Pagaya AI Debt Selection Trust,
5,500,000	Series 2021-3-C	3.27%	(c)	05/15/2029	5,518,874	0.4%

	Regional Ltd.,
5,000,000	Series 2021-1A-A	5.75%		04/15/2041	4,972,760	0.4%

	US Auto Funding LLC,
4,836,000	Series 2019-1A-D	8.06%	(c)	11/15/2025	5,015,087	0.4%

	Vivint Solar Financing LLC,
4,748,448	Series 2018-1A-A	4.73%	(c)	04/30/2048	5,136,810	0.4%

	Wave LLC,
9,028,513	Series 2019-1-C	6.41%	(c)(d)	09/15/2044	7,324,508	0.5%

Other Asset Backed Obligations(a)					40,345,683	3.1%

	Total Asset Backed Obligations (Cost $86,643,722)				85,242,551	6.5%

BANK LOANS(a)
	Total Bank Loans (Cost $123,883,001)				124,382,132	9.5%

COLLATERALIZED LOAN OBLIGATIONS

	GoldenTree Loan Management Ltd.,
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	2.78%	(c)	11/28/2030	5,459,260	0.4%

	LCM Ltd.,
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.63%	(c)	01/20/2031	4,662,144	0.4%

	Octagon Investment Partners Ltd.,
4,500,000	Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.03%	(c)	07/15/2029	4,517,482	0.3%

	Sound Point Ltd.,
6,000,000	Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.45%	(c)	07/15/2034	6,038,526	0.5%
5,000,000	Series 2020-2A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.13%	(c)	10/25/2031	5,023,310	0.4%

	Steele Creek Ltd.,
5,000,000	Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	1.98%	(c)	07/15/2032	5,000,294	0.4%

	Trimaran CAVU LLC,
6,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.33%	(c)	07/20/2032	6,033,336	0.5%

	Wellfleet Ltd.,
10,000,000	Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.34%	(c)	07/20/2032	10,000,000	0.8%

	Wind River Ltd.,
7,975,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	5.68%	(c)	10/15/2027	7,917,498	0.6%

Other Collateralized Loan Obligations(a)					193,285,303	14.6%

	Total Collateralized Loan Obligations (Cost $249,554,166)				247,937,153	18.9%

FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $108,306,334)				106,448,749	8.1%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $52,512,365)				52,161,892	4.0%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(a)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $193,876,782)				188,013,723	14.3%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	79

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	AMSR Trust,
5,122,000	Series 2021-SFR3-G	3.80%	(c)	10/17/2038	5,113,200	0.4%

	APS Resecuritization Trust,
8,651,226	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	0.99%	(c)(e)	10/27/2046	7,354,897	0.6%

	CHL Mortgage Pass-Through Trust,
8,688,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	2.84%	(c)	05/25/2023	8,709,317	0.7%

	CSMC Trust,
7,700,000	Series 2020-RPL6-A2	3.27%	(b)(c)	03/25/2059	7,664,958	0.6%

	FirstKey Homes Trust,
6,452,000	Series 2021-SFR1-F1	3.24%	(c)	08/17/2038	6,447,682	0.5%

	FMC GMSR Issuer Trust,
15,000,000	Series 2021-GT1-A	3.62%	(b)(c)	07/25/2026	15,000,864	1.1%

	Home Partners of America Trust,
13,211,502	Series 2019-2-F	3.87%	(c)	10/19/2039	13,249,568	1.0%

	Lehman Trust,
6,288,181	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.49%		06/25/2046	6,458,523	0.5%

	Merrill Lynch Mortgage Investors Trust,
19,228,442	Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.37%		11/25/2037	13,144,182	1.0%

	Morgan Stanley Mortgage Loan Trust,
5,544,665	Series 2005-7-3A1	4.96%	(b)	11/25/2035	4,555,288	0.3%

	Morgan Stanley Resecuritization Trust,
9,818,883	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.06%	(c)(d)	12/26/2046	9,559,889	0.7%

	NovaStar Mortgage Funding Trust,
10,847,172	Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		10/25/2036	8,971,608	0.7%

	PMT Credit Risk Transfer Trust 2019-2R,
8,873,055	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.84%	(c)	05/27/2023	8,793,200	0.7%

	PNMAC GMSR Trust,
17,600,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.44%	(c)	04/25/2023	17,640,644	1.3%

	Progress Residential Trust,
7,500,000	Series 2021-SFR2-F	3.40%	(c)	04/19/2038	7,571,891	0.6%
8,100,000	Series 2021-SFR3-F	3.44%	(c)	05/17/2026	8,181,368	0.6%

	PRPM LLC,
6,110,593	Series 2019-GS1-A2	4.75%	(b)(c)	10/25/2024	6,139,795	0.5%

	Residential Mortgage Loan Trust,
5,750,000	Series 2020-1-B1	3.95%	(b)(c)	02/25/2024	5,921,790	0.5%

	Soundview Home Loan Trust,
5,482,358	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.24%		06/25/2037	4,670,020	0.4%

	Spruce Hill Mortgage Loan Trust,
8,259,000	Series 2020-SH2-M1	4.33%	(b)(c)	06/25/2055	8,432,984	0.6%

	Structured Asset Securities Corporation Mortgage Loan Trust,
9,217,200	Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.29%		06/25/2037	7,416,451	0.6%

	Structured Asset Securities Corporation,
6,404,295	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%	(c)	03/25/2037	5,299,725	0.4%

	Toorak Mortgage Corporation Ltd.,
6,600,000	Series 2021-1-A2	3.10%	(c)(f)	06/25/2024	6,603,621	0.5%

	Tricon American Homes Trust,
5,000,000	Series 2019-SFR1-F	3.75%	(c)	03/17/2038	5,126,257	0.4%

	ZH Trust,
8,500,000	Series 2021-1-B	3.26%	(c)	02/18/2027	8,515,700	0.6%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					94,086,519	7.1%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $306,092,666)				300,629,941	22.9%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $70,672,920)				72,910,836	5.5%

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
7,100,000	Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.59%	(c)	02/25/2050	7,132,943	0.5%

138,108,694	Government National Mortgage Association	0.02% – 6.21%	(b)(g)(h)	10/20/2049 – 12/16/2062	12,649,960	1.0%
44,577,661	Government National Mortgage Association	4.11%	(g)(h)	08/20/2050	6,292,915	0.5%
	Series 2020-115-YS (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)
	Series 2020-115-SA (-1 x 1Month LIBOR USD + 4.20%, 4.20% Cap)

	Government National Mortgage Association,
48,889,518	Series 2020-129-SA (-1 x 1Month LIBOR USD + 3.75%, 3.75% Cap)	3.66%	(g)(h)	09/20/2050	5,129,571	0.4%

	Government National Mortgage Association,
47,461,898	Series 2020-146-IJ	2.50%	(g)	10/20/2050	5,858,108	0.4%

Other US Government and Agency Mortgage Backed Obligations(a)					7,029,976	0.5%

	Total US Government and Agency Mortgage Backed Obligations (Cost $48,265,482)				44,093,473	3.3%

AFFILIATED MUTUAL FUNDS

4,606,536	DoubleLine Global Bond Fund (Class I)				46,572,081	3.5%

	Total Affiliated Mutual Funds (Cost $46,429,210)				46,572,081	3.5%

COMMON STOCKS(a)
	Total Common Stocks (Cost $732,072)				436,257	0.0%

WARRANTS(a)
	Total Warrants (Cost $0)				1,981	0.0%

SHORT TERM INVESTMENTS

18,358,348	First American Government Obligations Fund - Class U	0.03%	(i)	02/01/2030	18,358,347	1.4%
18,358,348	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(i)	01/01/2040	18,358,348	1.4%
18,358,348	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(i)	12/31/2031	18,358,348	1.4%

	Total Short Term Investments (Cost $55,075,043)				55,075,043	4.2%

	Total Investments (Cost $1,342,043,763)				1,323,905,812	100.7%
	Liabilities in Excess of Other Assets				(9,301,171)	(0.7)%

	NET ASSETS				$1,314,604,641	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	22.9%
Collateralized Loan Obligations	18.9%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Bank Loans	9.5%
Foreign Corporate Bonds	8.1%
Asset Backed Obligations	6.5%
US Corporate Bonds	5.5%
Short Term Investments	4.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	4.0%
Affiliated Mutual Funds	3.5%
US Government and Agency Mortgage Backed Obligations	3.3%
Common Stocks	0.0%	(j)
Warrants	0.0%	(j)
Other Assets and Liabilities	(0.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	22.9%
Collateralized Loan Obligations	18.9%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Asset Backed Obligations	6.5%
Short Term Investments	4.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	4.0%
Affiliated Mutual Funds	3.5%
US Government and Agency Mortgage Backed Obligations	3.3%
Banking	2.3%
Utilities	2.1%
Energy	2.0%
Healthcare	1.8%
Electronics/Electric	1.7%
Business Equipment and Services	1.1%
Media	0.9%
Finance	0.9%
Retailers (other than Food/Drug)	0.7%
Aerospace & Defense	0.7%
Chemicals/Plastics	0.7%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	81

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Transportation	0.7%
Telecommunications	0.7%
Building and Development (including Steel/Metals)	0.6%
Mining	0.5%
Automotive	0.5%
Industrial Equipment	0.5%
Food Products	0.5%
Leisure	0.5%
Technology	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Insurance	0.4%
Pharmaceuticals	0.3%
Commercial Services	0.3%
Consumer Products	0.3%
Containers and Glass Products	0.3%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Food Service	0.2%
Chemical Products	0.2%
Construction	0.2%
Environmental Control	0.2%
Financial Intermediaries	0.2%
Conglomerates	0.1%
Diversified Manufacturing	0.1%
Real Estate	0.1%
Cosmetics/Toiletries	0.0%	(j)
Pulp & Paper	0.0%	(j)
Food/Drug Retailers	0.0%	(j)
Beverage and Tobacco	0.0%	(j)
Other Assets and Liabilities	(0.7)%

	100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)	Value determined using significant unobservable inputs.

(e)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)	Interest only security

(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)	Seven-day yield as of period end

(j)	Represents less than 0.05% of net assets

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at September 30, 2021	Value at September 30, 2021	Change in Unrealized for the Period Ended September 30, 2021	Dividend Income Earned for the Period Ended September 30, 2021	Net Realized Gain (Loss) for the Period Ended September 30, 2021
DoubleLine Global Bond Fund (Class I)	$47,032,734	$—	$—	4,606,536	$46,572,081	$(460,653)	$125,320	$—

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 78.6%

BRAZIL 2.9%
2,800,000	Banco Bradesco S.A.	3.20%		01/27/2025	2,839,900
1,600,000	Banco do Brasil S.A.	3.25%	(a)	09/30/2026	1,601,200
105,102	Invepar Holdings	0.00%	(b)(c)	12/30/2028	—
3,400,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	3,300,635

					7,741,735

CHILE 8.1%
4,850,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	3,973,532
300,000	Colbun S.A.	4.50%		07/10/2024	322,320
695,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	686,135
1,277,700	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	1,311,476
1,150,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	763,324
5,350,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	5,712,825
363,000	Geopark Ltd.	6.50%		09/21/2024	373,064
2,258,880	GNL Quintero S.A.	4.63%		07/31/2029	2,448,084
2,000,000	SACI Falabella	3.75%		04/30/2023	2,087,520
2,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	2,057,210
1,478,000	VTR Comunicaciones SpA	5.13%		01/15/2028	1,570,271

					21,305,761

CHINA 3.4%
1,500,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	1,552,022
900,000	Baidu, Inc.	3.50%		11/28/2022	927,270
1,800,000	Baidu, Inc.	3.88%		09/29/2023	1,902,375
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	203,210
800,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	831,664
1,300,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	1,284,466
305,000	Tencent Holdings Ltd.	3.28%		04/11/2024	321,793
2,000,000	Tencent Holdings Ltd.	1.81%	(a)	01/26/2026	2,018,125

					9,040,925

COLOMBIA 5.1%
485,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	490,456
2,900,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	2,941,281
1,120,000	Canacol Energy Ltd.	7.25%		05/03/2025	1,171,811
3,350,000	Ecopetrol S.A.	5.88%		09/18/2023	3,612,138
2,800,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,877,000
1,100,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	1,183,886
1,216,800	Millicom International Cellular S.A.	5.13%		01/15/2028	1,266,385

					13,542,957

DOMINICAN REPUBLIC 0.4%
900,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	946,931

GUATEMALA 0.5%
1,150,000	Central American Bottling Corporation	5.75%		01/31/2027	1,186,507

HONG KONG 3.3%
5,000,000	CK Hutchison International 21 Ltd.	1.50%	(a)	04/15/2026	5,006,910
3,580,000	HPHT Finance Ltd.	2.88%		11/05/2024	3,757,503

					8,764,413

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDIA 3.9%
600,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	624,622
3,937,000	ONGC Videsh Ltd.	2.88%		01/27/2022	3,960,017
250,000	Reliance Holdings, Inc.	4.13%		01/28/2025	270,352
4,400,000	Reliance Industries Ltd.	5.40%		02/14/2022	4,472,611
900,000	Vedanta Resources Ltd.	7.13%		05/31/2023	863,672

					10,191,274

INDONESIA 2.3%
2,500,000	Minejesa Capital B.V.	4.63%		08/10/2030	2,595,900
2,500,000	Pertamina Persero PT	1.40%		02/09/2026	2,455,157
1,000,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,005,660

					6,056,717

JAMAICA 0.1%
340,048	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(a)	04/01/2025	303,210
55,900	Digicel Group Ltd. (PIK 7.00%)	7.00%	(a)(d)	10/18/2021	45,962

					349,172

KOREA 13.8%
900,000	Korea Development Bank	1.25%		06/03/2025	906,115
3,000,000	Korea Development Bank	1.00%		09/09/2026	2,968,199
1,700,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	1,729,928
3,431,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	3,491,401
1,500,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	1,493,324
4,600,000	Korea Electric Power Corporation	1.13%		06/15/2025	4,579,527
1,100,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(a)	04/27/2026	1,091,178
4,550,000	Korea Southern Power Company Ltd.	0.75%	(a)	01/27/2026	4,438,893
5,500,000	KT Corporation	1.00%		09/01/2025	5,438,705
4,500,000	LG Chem Ltd.	3.25%		10/15/2024	4,807,756
1,600,000	POSCO	2.38%		11/12/2022	1,630,377
3,600,000	POSCO	2.38%		01/17/2023	3,673,846

					36,249,249

KUWAIT 1.3%
400,000	Equate Petrochemical B.V.	4.25%		11/03/2026	441,228
2,600,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	2,877,436

					3,318,664

MALAYSIA 6.1%
1,244,000	Axiata SPV2 BHD	4.36%		03/24/2026	1,386,687
200,000	CIMB Bank BHD	3.26%		03/15/2022	202,315
2,485,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,495,039
2,488,000	Petronas Capital Ltd.	3.13%		03/18/2022	2,517,035
3,200,000	Petronas Capital Ltd.	3.50%		03/18/2025	3,431,421
5,550,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	5,905,311

					15,937,808

MEXICO 1.0%
1,500,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	(d)	07/06/2022	1,538,273
1,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,058,165

					2,596,438

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	83

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PANAMA 3.5%
1,000,000	Banistmo S.A.	3.65%		09/19/2022	1,017,550
1,100,000	C&W Senior Financing DAC	7.50%		10/15/2026	1,142,196
600,000	Global Bank Corporation	4.50%		10/20/2021	599,405
3,250,000	Multibank, Inc.	4.38%		11/09/2022	3,307,720
616,678	Panama Metro Line SP	0.00%	(a)	12/05/2022	609,056
1,053,561	Panama Metro Line SP	0.00%		12/05/2022	1,040,539
1,400,000	Sable International Finance Ltd.	5.75%		09/07/2027	1,471,750

					9,188,216

PARAGUAY 0.2%
600,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	596,256

PERU 8.0%
2,700,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%	(a)	09/30/2031	2,646,702
650,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	637,169
1,750,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	1,734,687
900,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	901,665
1,735,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,798,761
500,000	Camposol S.A.	6.00%		02/03/2027	517,125
1,400,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	1,466,997
500,000	Credicorp Ltd.	2.75%	(a)	06/17/2025	511,439
3,512,500	Fenix Power Peru S.A.	4.32%		09/20/2027	3,594,622
1,300,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,354,795
429,690	Interoceanica Finance Ltd.	0.00%		11/30/2025	402,298
200,000	Kallpa Generacion S.A.	4.88%		05/24/2026	214,494
1,633,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	1,650,465
870,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	891,907
2,400,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	2,606,376

					20,929,502

QATAR 0.7%
700,000	Qatar Petroleum	1.38%	(a)	09/12/2026	695,702
1,250,000	Qatar Petroleum	1.38%		09/12/2026	1,242,325

					1,938,027

SAUDI ARABIA 1.7%
900,000	SA Global Sukuk Ltd.	1.60%	(a)	06/17/2026	895,504
2,600,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	2,587,013
500,000	Saudi Arabian Oil Company	2.75%		04/16/2022	506,272
500,000	Saudi Arabian Oil Company	1.25%	(a)	11/24/2023	503,637

					4,492,426

SINGAPORE 10.2%
5,500,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	5,478,083
1,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	998,430

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	5,491,365
900,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	939,859
1,100,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,176,631
3,700,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	3,882,546
3,250,000	Temasek Financial Ltd.	2.38%		01/23/2023	3,328,401
800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	848,996
3,800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	3,773,685
775,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	784,013

					26,702,009

THAILAND 0.1%
300,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.03%		11/20/2023	302,710

UNITED ARAB EMIRATES 2.0%
5,300,000	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	5,364,201

	Total Foreign Corporate Bonds (Cost $206,810,519)				206,741,898

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 16.6%

BRAZIL 2.0%
5,100,000	Brazilian Government International Bond	2.88%		06/06/2025	5,217,555

CHILE 0.3%
800,000	Chile Government International Bond	3.13%		01/21/2026	856,424

COLOMBIA 1.8%
400,000	Colombia Government International Bond	2.63%		03/15/2023	406,500
4,000,000	Colombia Government International Bond	4.50%		01/28/2026	4,296,660

					4,703,160

INDONESIA 2.7%
200,000	Indonesia Government International Bond	2.95%		01/11/2023	206,138
1,500,000	Perusahaan Penerbit SBSN Indonesia III	3.30%		11/21/2022	1,550,482
200,000	Perusahaan Penerbit SBSN Indonesia III	3.75%		03/01/2023	209,053
3,250,000	Perusahaan Penerbit SBSN Indonesia III	2.30%		06/23/2025	3,372,688
1,500,000	Perusahaan Penerbit SBSN Indonesia III	1.50%	(a)	06/09/2026	1,500,045
300,000	Perusahaan Penerbit SBSN Indonesia III	1.50%		06/09/2026	300,009

					7,138,415

MALAYSIA 2.1%
5,100,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	5,435,929

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PANAMA 1.2%
1,200,000	Panama Government International Bond	4.00%		09/22/2024	1,288,644
1,800,000	Panama Government International Bond	3.75%		03/16/2025	1,934,460

					3,223,104

PERU 2.5%
6,300,000	Peruvian Government International Bond	2.39%		01/23/2026	6,440,616

QATAR 1.9%
4,700,000	Qatar Government International Bond	3.25%		06/02/2026	5,079,760

SAUDI ARABIA 1.0%
2,500,000	Saudi Government International Bond	2.88%		03/04/2023	2,581,635

UNITED ARAB EMIRATES 1.1%
1,500,000	Abu Dhabi Government International Bond	0.75%	(a)	09/02/2023	1,505,977
1,300,000	Abu Dhabi Government International Bond	2.50%	(a)	04/16/2025	1,370,122

					2,876,099

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $43,446,485)				43,552,697

COMMON STOCKS 0.0%

COLOMBIA 0.0%
21,248	Frontera Energy Corporation(e)				127,065

	Total Common Stocks (Cost $1,923,481)				127,065

WARRANTS 0.0%

BRAZIL 0.0%
87,695	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(b)(e)				—

	Total Warrants (Cost $–)				—

SHORT TERM INVESTMENTS 4.5%
3,940,690	First American Government Obligations Fund - Class U	0.03%	(f)		3,940,690
3,940,690	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(f)		3,940,690
3,940,690	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(f)		3,940,690

	Total Short Term Investments (Cost $11,822,070)				11,822,070

	Total Investments 99.7% (Cost $264,002,555)				262,243,730
	Other Assets in Excess of Liabilities 0.3%				705,563

	NET ASSETS 100.0%				$262,949,293

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	78.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	16.6%
Short Term Investments	4.5%
Common Stocks	0.0%	(g)
Warrants	0.0%	(g)
Other Assets and Liabilities	0.3%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	20.8%
Utilities	18.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	16.6%
Energy	10.8%
Telecommunications	7.5%
Transportation	6.9%
Short Term Investments	4.5%
Finance	3.0%
Technology	2.5%
Building and Development (including Steel/Metals)	2.0%
Conglomerates	1.9%
Chemicals/Plastics	1.8%
Chemical Products	1.3%
Retailers (other than Food/Drug)	0.8%
Containers and Glass Products	0.5%
Mining	0.3%
Consumer Products	0.2%
Construction	0.0%	(g)
Other Assets and Liabilities	0.3%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Korea	13.8%
Peru	10.5%
Singapore	10.2%
Chile	8.4%
Malaysia	8.2%
Colombia	6.9%
Indonesia	5.0%
Brazil	4.9%
Panama	4.7%
United States	4.5%
India	3.9%
China	3.4%
Hong Kong	3.3%
United Arab Emirates	3.1%
Saudi Arabia	2.7%
Qatar	2.6%
Kuwait	1.3%
Mexico	1.0%
Guatemala	0.5%
Dominican Republic	0.4%
Paraguay	0.2%
Jamaica	0.1%
Thailand	0.1%
Other Assets and Liabilities	0.3%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	85

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)	Value determined using significant unobservable inputs.
(c)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(d)	Perpetual maturity. The date disclosed is the next call date of the security.
(e)	Non-income producing security
(f)	Seven-day yield as of period end
(g)	Represents less than 0.05% of net assets
PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 74.7%

	Federal Home Loan Mortgage Corporation,
1,934,311	Series 4057-ZB	3.50%	(a)	06/15/2042	2,080,594
1,934,311	Series 4057-ZC	3.50%	(a)	06/15/2042	2,076,762
1,286,834	Series 4194-ZL	3.00%	(a)	04/15/2043	1,368,124
862,604	Series 4204-QZ	3.00%	(a)	05/15/2043	892,640
2,007,133	Series 4206-LZ	3.50%	(a)	05/15/2043	2,229,563
2,762,715	Series 4390-NZ	3.00%	(a)	09/15/2044	2,937,812
2,357,400	Series 4440-ZD	2.50%	(a)	02/15/2045	2,417,493
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,152,466

	Federal National Mortgage Association,
1,000,000	Pool AN7330	3.26%		12/01/2037	1,130,600
1,171,262	Pool AN7884	3.31%		12/01/2032	1,306,277
1,260,000	Series 2012-128-UC	2.50%		11/25/2042	1,281,550
2,755,265	Series 2012-92-AZ	3.50%	(a)	08/25/2042	2,927,648
3,527,892	Series 2013-127-MZ	3.00%	(a)	12/25/2043	3,695,612
594,912	Series 2013-66-ZK	3.00%	(a)	07/25/2043	611,766
52,463	Series 2013-72-ZL	3.50%		07/25/2043	54,148
2,001,296	Series 2013-74-ZH	3.50%	(a)	07/25/2043	2,138,252
1,436,312	Series 2014-42-BZ	3.00%	(a)	07/25/2044	1,531,666
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,601,881
503,276	Series 2014-68-TD	3.00%		11/25/2044	529,733
2,862,127	Series 2014-80-DZ	3.00%	(a)	12/25/2044	3,035,422
487,801	Series 2014-80-KL	2.00%		05/25/2043	463,663
3,528,748	Series 2015-16-ZY	2.50%	(a)	04/25/2045	3,614,353
3,176,066	Series 2015-52-GZ	3.00%	(a)	07/25/2045	3,344,781
1,138,702	Series 2016-64-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(b)(e)	09/25/2046	248,667
374,025	Series 2018-21-PO	0.00%	(c)	04/25/2048	346,689
2,622,577	Series 2019-68-ZL	2.50%	(a)	11/25/2049	2,668,087
2,540,074	Series 2021-17-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 3.30%, 3.30% Cap)	3.25%	(b)(e)	04/25/2051	262,004
1,981,424	Series 2021-28-HS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	3.70%	(b)(e)	05/25/2051	274,586

	Government National Mortgage Association,
344,587	Series 2013-180-LO	0.00%	(c)	11/16/2043	281,339
3,628,118	Series 2015-53-EZ	2.00%	(a)	04/16/2045	3,474,305
3,273,138	Series 2015-79-VZ	2.50%	(a)	05/20/2045	3,369,384
320,238	Series 2016-12-MZ	3.00%	(a)	01/20/2046	337,335
2,040,969	Series 2021-105-JS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.65%, 3.65% Cap)	3.60%	(b)(e)	06/20/2051	288,760
981,420	Series 2021-42-SB (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.26%	(b)(e)	03/20/2051	269,668

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
1,979,235	Series 2021-89-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.66%	(b)(e)	05/20/2051	249,203

	Total US Government and Agency Mortgage Backed Obligations (Cost $50,441,914)				54,492,833

US GOVERNMENT AND AGENCY OBLIGATIONS 22.8%
2,500,000	United States Treasury Notes	1.63%		05/15/2031	2,529,688
1,400,000	United States Treasury Notes	3.00%		02/15/2047	1,659,328
3,150,000	United States Treasury Notes	2.38%		05/15/2051	3,362,625
9,200,000	United States Treasury Notes	2.00%		08/15/2051	9,039,000

	Total US Government and Agency Obligations (Cost $16,855,281)				16,590,641

SHORT TERM INVESTMENTS 0.9%
228,779	First American Government Obligations Fund - Class U	0.03%	(d)		228,779
228,780	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(d)		228,780
228,780	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(d)		228,780

	Total Short Term Investments (Cost $686,339)				686,339

	Total Investments 98.4% (Cost $67,983,534)				71,769,813
	Other Assets in Excess of Liabilities 1.6%				1,202,038

	NET ASSETS 100.0%				$72,971,851

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	74.7%
US Government and Agency Obligations	22.8%
Short Term Investments	0.9%
Other Assets and Liabilities	1.6%

100.0%

(a)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(b)	Interest only security

(c)	Principal only security

(d)	Seven-day yield as of period end

(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	87

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund (Cont.)

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation) / Value
10-Year US Treasury Ultra Note Future	Short	(217)	12/21/2021	(31,519,250)	$438,376
5-Year US Treasury Note Future	Short	(154)	12/31/2021	(18,902,297)	101,380
2-Year US Treasury Note Future	Short	(70)	12/31/2021	(15,403,828)	8,748
US Treasury Ultra Long Bond Future	Long	121	12/21/2021	23,118,563	(619,990)
US Treasury Long Bond Future	Long	225	12/21/2021	35,824,219	(750,367)

					$(821,853)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 98.6%
4,668,559	First American Government Obligations Fund - Class U	0.03%	(a)(b)		4,668,559
4,668,559	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(a)(b)		4,668,559
4,668,559	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(a)(b)		4,668,559
10,000,000	United States Treasury Bills	0.00%		12/02/2021	9,999,452
18,500,000	United States Treasury Bills	0.00%	(b)(c)	12/30/2021	18,498,381
65,000,000	United States Treasury Bills	0.00%	(b)(c)	02/24/2022	64,988,137

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
37,000,000	United States Treasury Bills	0.00%	(b)(c)	04/21/2022	36,990,658
10,000,000	United States Treasury Bills	0.00%		05/19/2022	9,996,965
34,000,000	United States Treasury Bills	0.00%	(b)	06/16/2022	33,985,989
3,000,000	United States Treasury Bills	0.00%	(b)(c)	07/14/2022	2,998,451
5,000,000	United States Treasury Bills	0.00%		09/08/2022	4,996,437

	Total Short Term Investments (Cost $196,444,221)				196,460,147

	Total Investments 98.6% (Cost $196,444,221)				196,460,147
	Other Assets in Excess of Liabilities 1.4%				2,888,972

	NET ASSETS 100.0%				$199,349,119

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	98.6%
Other Assets and Liabilities	1.4%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(c)	All or a portion of this security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Commodity Beta Basket Swap(1)(2)	Barclays Capital, Inc.	Long	0.20%	Termination	10/01/2021	66,000,000	$1,013,516
Commodity Beta Basket Swap(1)(2)	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	10/01/2021	65,300,000	1,012,110
Commodity Beta Basket Swap(1)(2)	Bank of America Merrill Lynch	Long	0.23%	Termination	10/01/2021	65,300,000	1,011,072

							$3,036,698

(1)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(2)	Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At period end, all constituents and their weightings were as follows:

Index	Ticker	Contract Value(3)	Value of Index	Weightings
Electrolytic Copper Future	LP1	0.17	$106	19.0%
Soybean Future	S1	0.28	91	16.3%
Crude Oil Future	CL1	0.12	68	12.2%
Brent Crude Future	CO1	0.12	66	11.9%
Nickel Future	LN1	0.17	60	10.8%
Low Sulphur Gas Oil Future	QS1	0.17	34	6.0%
Gasoline RBOB Future	XB1	0.09	34	6.0%
Sugar No. 11 Future	SB1	0.19	32	5.7%
Cotton No. 2 Future	CT1	0.35	24	4.3%
Live Cattle Future	LC1	0.14	23	4.2%
NY Harbor ULSD Heating Oil Future	HO1	0.13	20	3.6%

			$558	100.0%

(3)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	89

Schedule of Investments DoubleLine Global Bond Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 64.1%

AUSTRALIA 3.2%
6,450,000	AUD	Australia Government Bond	2.75%		04/21/2024	4,984,293
21,100,000	AUD	Australia Government Bond	1.00%		12/21/2030	14,710,724
4,317,000	AUD	Australia Government Bond	1.50%		06/21/2031	3,136,659

						22,831,676

BELGIUM 4.5%
2,738,000	EUR	Kingdom of Belgium Government Bond	0.80%	(a)	06/22/2025	3,336,140
8,650,000	EUR	Kingdom of Belgium Government Bond	1.00%	(a)	06/22/2026	10,725,038
14,626,000	EUR	Kingdom of Belgium Government Bond	0.90%	(a)	06/22/2029	18,329,226

						32,390,404

CANADA 2.0%
6,440,000	CAD	Canadian Government Bond	1.50%		06/01/2023	5,172,363
12,500,000	CAD	Canadian Government Bond	0.25%		03/01/2026	9,536,077

						14,708,440

CZECH REPUBLIC 2.4%
11,000,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	488,444
78,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	3,922,281
70,000,000	CZK	Czech Republic Government Bond	1.25%		02/14/2025	3,120,440
210,400,000	CZK	Czech Republic Government Bond	2.40%		09/17/2025	9,759,300

						17,290,465

FRANCE 7.2%
26,000,000	EUR	France Government Bond	0.00%		11/25/2029	30,242,190
6,338,593	EUR	France Government Bond	0.70%	(a)	07/25/2030	9,066,222
2,100,000	EUR	French Republic Government Bond	0.25%		11/25/2026	2,513,483
1,545,000	EUR	French Republic Government Bond	1.00%		05/25/2027	1,925,908
6,300,000	EUR	French Republic Government Bond	1.50%		05/25/2031	8,290,918

						52,038,721

GERMANY 5.2%
5,480,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		02/15/2030	6,523,149
15,600,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		08/15/2030	18,530,389
10,600,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		02/15/2031	12,554,953

						37,608,491

HUNGARY 1.0%
2,136,900,000	HUF	Hungary Government Bond	2.50%		10/24/2024	6,942,891

						6,942,891

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
IRELAND 2.5%
2,320,000	EUR	Ireland Government Bond	1.00%		05/15/2026	2,866,830
9,050,000	EUR	Ireland Government Bond	0.90%		05/15/2028	11,265,945
3,060,000	EUR	Ireland Government Bond	1.10%		05/15/2029	3,870,330

						18,003,105

ISRAEL 2.4%
28,430,000	ILS	Israel Government Bond	4.25%		03/31/2023	9,370,187
24,970,000	ILS	Israel Government Bond	2.00%		03/31/2027	8,288,577

						17,658,764

JAPAN 17.4%
2,300,000,000	JPY	Japan Government Ten Year Bond	0.10%		03/20/2028	20,877,947
664,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	6,023,301
910,000,000	JPY	Japan Government Twenty Year Bond	1.90%		12/20/2028	9,318,298
1,213,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	12,795,873
345,900,000	JPY	Japan Government Twenty Year Bond	1.60%		03/20/2033	3,627,882
1,800,000,000	JPY	Japan Government Twenty Year Bond	1.60%		12/20/2033	18,987,856
1,915,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	20,058,896
995,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	10,241,777
1,377,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	14,028,645
1,100,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	10,167,333

						126,127,808

MEXICO 2.4%
60,000	MXN	Mexican Bonos	8.00%	(c)	09/05/2024	301,754
1,391,000	MXN	Mexican Bonos	8.50%	(c)	05/31/2029	7,215,973
2,000,000	MXN	Mexican Bonos	7.75%	(c)	05/29/2031	9,941,332

						17,459,059

NEW ZEALAND 2.0%
4,460,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	3,225,622
17,300,000	NZD	New Zealand Government Bond	1.50%		05/15/2031	11,425,799

						14,651,421

POLAND 2.6%
32,850,000	PLN	Republic of Poland Government Bond	2.50%		01/25/2023	8,493,237
13,000,000	PLN	Republic of Poland Government Bond	2.50%		04/25/2024	3,401,622
25,960,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	7,026,448

						18,921,307

PORTUGAL 3.5%
170,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	(a)	10/15/2025	224,062
4,820,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	(a)	06/15/2029	6,422,889
15,600,000	EUR	Portugal Obrigacoes do Tesouro OT	0.48%	(a)	10/18/2030	18,521,354

						25,168,305

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SOUTH AFRICA 1.0%
49,800,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	3,075,900
74,900,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	4,419,340

						7,495,240

SPAIN 4.8%
180,000	EUR	Spain Government Bond	0.35%		07/30/2023	212,029
10,900,000	EUR	Spain Government Bond	2.75%	(a)	10/31/2024	13,889,893
1,000,000	EUR	Spain Government Bond	1.60%	(a)	04/30/2025	1,243,059
500,000	EUR	Spain Government Bond	1.30%	(a)	10/31/2026	624,813
9,890,000	EUR	Spain Government Bond	0.60%	(a)	10/31/2029	11,850,495
5,900,000	EUR	Spain Government Bond	0.50%	(a)	04/30/2030	6,985,373

						34,805,662

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $460,758,877)				464,101,759

US GOVERNMENT AND AGENCY OBLIGATIONS 30.4%

UNITED STATES 30.4%
13,890,000	USD	United States Treasury Notes	0.13%		01/15/2024	13,818,380
11,580,000	USD	United States Treasury Notes	2.25%		04/30/2024	12,124,170
13,210,000	USD	United States Treasury Notes	1.38%		01/31/2025	13,545,926
14,710,000	USD	United States Treasury Notes	0.75%		05/31/2026	14,587,608
12,990,000	USD	United States Treasury Notes	1.63%		11/30/2026	13,390,863
12,130,000	USD	United States Treasury Notes	1.75%		12/31/2026	12,580,611
12,360,000	USD	United States Treasury Notes	0.63%		03/31/2027	12,064,036
12,090,000	USD	United States Treasury Notes	0.50%		06/30/2027	11,673,462
13,090,000	USD	United States Treasury Notes	0.75%		01/31/2028	12,714,174
12,230,000	USD	United States Treasury Notes	2.63%		02/15/2029	13,337,627
12,350,000	USD	United States Treasury Notes	2.38%		05/15/2029	13,260,089
13,080,000	USD	United States Treasury Notes	1.63%		08/15/2029	13,325,761
6,450,000	USD	United States Treasury Notes	1.75%		11/15/2029	6,630,020
6,610,000	USD	United States Treasury Notes	1.50%		02/15/2030	6,653,765
15,410,000	USD	United States Treasury Notes	0.63%		05/15/2030	14,386,981
15,480,000	USD	United States Treasury Notes	0.63%		08/15/2030	14,404,563
14,160,000	USD	United States Treasury Notes	1.63%		05/15/2031	14,328,150
6,800,000	USD	United States Treasury Notes	1.25%		08/15/2031	6,635,844

		Total US Government and Agency Obligations (Cost $222,003,905)				219,462,030

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 2.9%
7,072,411	First American Government Obligations Fund - Class U	0.03%	(b)		7,072,411
7,072,412	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(b)		7,072,412
7,072,411	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(b)		7,072,411

	Total Short Term Investments (Cost $21,217,234)				21,217,234

	Total Investments 97.4% (Cost $703,980,016)				704,781,023
	Other Assets in Excess of Liabilities 2.6%				19,069,134

	NET ASSETS 100.0%				$723,850,157

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	64.1%
US Government and Agency Obligations	30.4%
Short Term Investments	2.9%
Other Assets and Liabilities	2.6%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	33.3%
Japan	17.4%
France	7.2%
Germany	5.2%
Spain	4.8%
Belgium	4.5%
Portugal	3.5%
Australia	3.2%
Poland	2.6%
Ireland	2.5%
Israel	2.4%
Mexico	2.4%
Czech Republic	2.4%
Canada	2.0%
New Zealand	2.0%
South Africa	1.0%
Hungary	1.0%
Other Assets and Liabilities	2.6%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	91

Schedule of Investments DoubleLine Global Bond Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Principal amount is stated in 100 Mexican Peso Units.

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PLN	Polish Zloty

ZAR	South African Rand

USD	US Dollar

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Infrastructure Income Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 48.4%

	AASET Ltd.,
974,935	Series 2018-1A-A	3.84%	(a)	01/16/2038	949,511

	Blackbird Capital Aircraft Lease Securitization Ltd.,
4,638,021	Series 2016-1A-B	5.68%	(a)(b)	12/16/2041	4,594,637

	Business Jet Securities LLC,
4,519,212	Series 2021-1A-A	2.16%	(a)	04/15/2036	4,573,687

	Castlelake Aircraft Securitization Trust,
2,501,736	Series 2016-1-A	4.45%		08/15/2041	2,511,422

	CLI Funding LLC,
1,780,000	Series 2020-1A-A	2.08%	(a)	09/18/2045	1,794,478

	CLI Funding LLC,
3,754,167	Series 2020-3A-A	2.07%	(a)	10/18/2045	3,787,447

	CLI Funding LLC,
6,593,167	Series 2021-1A-A	1.64%	(a)	02/18/2046	6,524,165

	DataBank Issuer,
8,000,000	Series 2021-1A-A2	2.06%	(a)	02/27/2051	8,003,683

	DataBank Issuer,
2,100,000	Series 2021-1A-C	4.43%	(a)	02/27/2051	2,131,103

	Diamond Infrastructure Funding LLC,
2,500,000	Series 2021-1A-B	2.36%	(a)	04/15/2049	2,476,706

	Falcon Aerospace Ltd.,
4,398,825	Series 2017-1-A	4.58%	(a)	02/15/2042	4,426,150

	GAIA Aviation Ltd.,
3,303,149	Series 2019-1-A	3.97%	(a)(b)	12/15/2044	3,293,362

	Global SC Finance SRL,
1,496,163	Series 2020-2A-A	2.26%	(a)	11/19/2040	1,521,124

	Goodgreen Trust,
5,215,546	Series 2020-1A-A	2.63%	(a)	04/15/2055	5,311,593

	GoodLeap Sustainable Home Solutions Trust,
4,250,000	Series 2021-3CS-B	2.41%	(a)	05/20/2048	4,266,195

	Harbour Aircraft Investments Ltd.,
9,035,490	Series 2017-1-A	4.00%		11/15/2037	8,675,994

	Helios Issuer LLC,
2,525,929	Series 2020-AA-A	2.98%	(a)	06/20/2047	2,626,491

	HERO Funding Trust,
20,437	Series 2015-2A-A	3.99%	(a)	09/20/2040	21,270

	HERO Funding Trust,
594,323	Series 2016-3A-A2	3.91%	(a)	09/20/2042	613,620

	HERO Funding Trust,
1,454,524	Series 2016-4A-A2	4.29%	(a)	09/20/2047	1,503,616

	Horizon Aircraft Finance Ltd.,
4,833,727	Series 2019-1-A	3.72%	(a)	07/15/2039	4,857,939

	ITE Rail Fund Levered LP,
3,885,079	Series 2021-1A-A	2.25%	(a)	02/28/2051	3,909,225

	JOL Air Ltd.,
4,199,466	Series 2019-1-A	3.97%	(a)	04/15/2044	4,180,077

	Kestrel Aircraft Funding Ltd.,
2,001,468	Series 2018-1A-A	4.25%	(a)	12/15/2038	1,977,048

	Loanpal Solar Loan Ltd.,
6,623,647	Series 2020-3GS-A	2.47%	(a)	12/20/2047	6,749,714

	Lunar Aircraft Ltd.,
952,115	Series 2020-1A-A	3.38%	(a)	02/15/2045	946,514

	MACH 1 Cayman Ltd.,
278,764	Series 2019-1-A	3.47%	(a)	10/15/2039	279,589

	Mosaic Solar Loan Trust,
4,740,112	Series 2017-1A-A	4.45%	(a)	06/20/2042	5,051,561

	Mosaic Solar Loan Trust,
2,384,534	Series 2018-1A-A	4.01%	(a)	06/22/2043	2,561,705

	Mosaic Solar Loan Trust,
3,636,457	Series 2019-2A-B	3.28%	(a)	09/20/2040	3,772,426

	Mosaic Solar Loan Trust,
3,421,333	Series 2020-1A-A	2.10%	(a)	04/20/2046	3,473,551

	Mosaic Solar Loan Trust,
4,671,241	Series 2020-2A-B	2.21%	(a)	08/20/2046	4,657,084

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mosaic Solar Loan Trust,
4,500,000	Series 2021-3A-B	1.92%	(a)	06/20/2052	4,496,452

	NP SPE LLC,
119,877	Series 2016-1A-A1	4.16%	(a)	04/20/2046	124,983

	NP SPE LLC,
2,006,164	Series 2017-1A-A1	3.37%	(a)	10/21/2047	2,065,124

	NP SPE LLC,
4,000,000	Series 2021-1A-A1	2.23%	(a)	03/19/2051	4,002,517

	Raptor Aircraft Finance LLC,
3,730,606	Series 2019-1-A	4.21%	(a)	08/23/2044	3,303,172

	Regional Ltd.,
5,000,000	Series 2021-1A-A	5.75%		04/15/2041	4,972,760
4,900,000	SBA Tower Trust	1.88%	(a)	01/15/2026	4,966,609

	Shenton Aircraft Investment Ltd.,
148,119	Series 2015-1A-A	4.75%	(a)	10/15/2042	144,730

	Signal Rail I LLC,
4,983,494	Series 2021-1-A	2.23%	(a)	08/17/2051	4,983,676

	Sprite Ltd.,
3,759,612	Series 2017-1-A	4.25%	(a)	12/15/2037	3,753,634

	Stack Infrastructure Issuer LLC,
3,847,958	Series 2019-1A-A2	4.54%	(a)	02/25/2044	4,050,928

	Stack Infrastructure Issuer LLC,
4,500,000	Series 2019-2A-A2	3.08%	(a)	10/25/2044	4,625,310

	Start Ltd.,
1,311,878	Series 2018-1-A	4.09%	(a)	05/15/2043	1,313,219

	Sunnova Helios Issuer LLC,
2,657,210	Series 2018-1A-A	4.87%	(a)	07/20/2048	2,860,753

	Sunnova Helios Issuer LLC,
4,705,453	Series 2021-A-A	1.80%	(a)	02/20/2048	4,707,265

	Sunnova Helios Issuer LLC,
2,928,624	Series 2021-B-B	2.01%	(a)	07/20/2048	2,902,227

	Sunnova Sol Issuer LLC,
7,801,724	Series 2020-2A-A	2.73%	(a)	11/01/2055	7,948,831

	Sunrun Demeter Issuer LLC,
6,000,000	Series 2021-2A-A	2.27%	(a)	01/30/2057	6,016,493

	TAL Advantage VII LLC,
3,580,000	Series 2020-1A-A	2.05%	(a)	09/20/2045	3,612,428

	Textainer Marine Containers Ltd.,
2,662,785	Series 2020-1A-A	2.73%	(a)	08/21/2045	2,704,011

	Textainer Marine Containers Ltd.,
2,715,398	Series 2020-2A-A	2.10%	(a)	09/20/2045	2,745,229

	Textainer Marine Containers Ltd.,
6,244,333	Series 2021-1A-A	1.68%	(a)	02/20/2046	6,164,123

	Textainer Marine Containers Ltd.,
3,973,333	Series 2021-3A-A	1.94%	(a)	08/20/2046	3,947,345

	Thunderbolt Aircraft Lease Ltd.,
5,364,805	Series 2017-A-A	4.21%	(a)(b)	05/17/2032	5,382,858

	Thunderbolt Aircraft Lease Ltd.,
1,295,808	Series 2017-A-B	5.75%	(a)(b)	05/17/2032	1,215,275

	Thunderbolt Aircraft Lease Ltd.,
1,752,855	Series 2018-A-A	4.15%	(a)(b)	09/15/2038	1,747,982

	Thunderbolt Aircraft Lease Ltd.,
2,678,571	Series 2018-A-B	5.07%	(a)(b)	09/15/2038	2,485,647

	Trinity Rail Leasing LLC,
3,557,593	Series 2010-1A-A	5.19%	(a)	10/16/2040	3,791,161

	Trinity Rail Leasing LLC,
1,560,204	Series 2020-1A-A	1.96%	(a)	10/17/2050	1,568,840

	Trinity Rail Leasing LLC,
2,500,000	Series 2021-1A-A	2.26%	(a)	07/19/2051	2,512,426

	TRIP Rail Master Funding LLC,
9,912,921	Series 2021-2-A	2.15%	(a)	06/19/2051	10,007,240

	Triton Container Finance LLC,
9,150,000	Series 2020-1A-A	2.11%	(a)	09/20/2045	9,232,414

	Triton Container Finance LLC,
6,702,500	Series 2021-1A-A	1.86%	(a)	03/20/2046	6,659,517

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	93

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	USQ Rail LLC,
4,200,060	Series 2021-3-A	2.21%	(a)	06/28/2051	4,232,333

	Vantage Data Centers Issuer LLC,
5,500,000	Series 2020-2A-A2	1.99%	(a)	09/15/2045	5,478,063

	Vault DI Issuer LLC,
5,000,000	Series 2021-1A-A2	2.80%	(a)	07/15/2046	5,018,664

	VB-S1 Issuer LLC,
6,000,000	Series 2018-1A-C	3.41%	(a)	02/15/2048	6,073,783

	VB-S1 Issuer LLC,
4,000,000	Series 2020-1A-C2	3.03%	(a)	06/15/2050	4,174,991

	Vivint Solar Financing LLC,
4,748,448	Series 2018-1A-A	4.73%	(a)	04/30/2048	5,136,810

	WAVE Trust,
2,770,885	Series 2017-1A-A	3.84%	(a)	11/15/2042	2,741,051

	Zephyrus Capital Aviation Partners Ltd.,
6,664,502	Series 2018-1-A	4.61%	(a)	10/15/2038	6,623,289

	Total Asset Backed Obligations (Cost $280,237,704)				282,516,850

FOREIGN CORPORATE BONDS 13.2%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	(a)	07/30/2027	3,807,053
10,500,000	APT Pipelines Ltd.	4.25%	(a)	07/15/2027	11,933,873
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	(a)	12/30/2025	2,527,193
2,000,000	Emirates SembCorp Water & Power Company PJSC	4.45%	(a)	08/01/2035	2,306,560
3,507,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	(a)	01/25/2047	4,201,877
2,307,161	Energia Eolica S.A.	6.00%	(d)	08/30/2034	2,500,386
2,755,613	Fermaca Enterprises S. de R.L. de C.V.	6.38%	(a)	03/30/2038	3,141,715
1,501,277	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	1,711,629
4,706,000	GNL Quintero S.A.	4.63%		07/31/2029	5,100,175
1,790,376	Interoceanica Finance Ltd.	0.00%	(a)	11/30/2025	1,676,240
4,117,869	Interoceanica Finance Ltd.	0.00%		11/30/2025	3,855,355
3,640,000	Israel Electric Corporation Ltd.	5.00%	(a)	11/12/2024	4,040,982
3,294,831	Lima Metro Finance Ltd.	5.88%	(a)	07/05/2034	3,860,653
177,414	Lima Metro Finance Ltd.	5.88%		07/05/2034	207,881
1,629,911	Panama Metro Line SP	0.00%	(a)	12/05/2022	1,609,765
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	(a)	04/30/2025	4,475,624
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	(a)	04/28/2026	2,623,834
8,299,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	9,454,548
840,000	Transelec S.A.	4.63%	(a)	07/26/2023	893,214
500,000	Transelec S.A.	4.25%	(a)	01/14/2025	543,755
6,000,000	Transelec S.A.	3.88%	(a)	01/12/2029	6,517,440

	Total Foreign Corporate Bonds (Cost $71,145,935)				76,989,752

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 34.6%
6,383,000	Ameren Corporation	3.65%		02/15/2026	6,932,010
2,495,465	American Airlines	3.85%		02/15/2028	2,373,411
1,993,297	American Airlines	3.25%		10/15/2028	1,949,627
11,200,000	American Tower Corporation	4.40%		02/15/2026	12,519,693
700,000	American Tower Corporation	3.38%		10/15/2026	757,940
474,000	American Transmission Systems, Inc.	5.25%	(a)	01/15/2022	479,955
11,015,000	AT&T, Inc.	4.30%		12/15/2042	12,316,010
1,157,000	Crown Castle International Corporation	3.70%		06/15/2026	1,263,588
5,716,000	Crown Castle International Corporation	3.65%		09/01/2027	6,288,922
3,500,000	Crown Castle International Corporation	2.25%		01/15/2031	3,423,143
9,000,000	Digital Realty Trust	3.70%		08/15/2027	10,010,820
10,250,000	Dominion Energy, Inc.	3.38%		04/01/2030	11,110,351
4,175,000	DTE Energy Company	2.85%		10/01/2026	4,428,188
8,655,000	Duquesne Light Holdings, Inc.	3.62%	(a)	08/01/2027	9,299,879
11,450,000	Equinix, Inc.	2.15%		07/15/2030	11,237,611
7,266,000	Exelon Corporation	3.40%		04/15/2026	7,874,178
3,688,000	Exelon Corporation	4.05%		04/15/2030	4,182,023
2,250,000	FirstEnergy Corporation	2.25%		09/01/2030	2,175,098
6,873,000	Metropolitan Edison Company	4.00%	(a)	04/15/2025	7,255,711
6,000,000	MPLX LP	4.00%		03/15/2028	6,630,528
10,000,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	10,063,954
9,900,000	NiSource, Inc.	3.60%		05/01/2030	10,860,506
10,000,000	Southern Company	3.70%		04/30/2030	10,985,817
10,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	11,198,545
10,000,000	T-Mobile USA, Inc.	3.88%		04/15/2030	11,046,943
5,032,000	Union Pacific Corporation	3.70%		03/01/2029	5,620,789
5,601,852	United Airlines Pass-Through Trust	3.65%		10/07/2025	5,572,714
1,770,885	United Airlines Pass-Through Trust	3.65%		01/07/2026	1,764,548
1,750,000	United Airlines, Inc.	4.38%	(a)	04/15/2026	1,798,125
10,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	10,700,097

	Total US Corporate Bonds (Cost $192,588,494)				202,120,724

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 3.5%
6,764,429	First American Government Obligations Fund - Class U	0.03%	(c)		6,764,429
6,764,429	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(c)		6,764,429
6,764,429	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(c)		6,764,429

	Total Short Term Investments (Cost $20,293,287)				20,293,287

	Total Investments 99.7% (Cost $564,265,420)				581,920,613
	Other Assets in Excess of Liabilities 0.3%				1,701,145

	NET ASSETS 100.0%				$583,621,758

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	48.4%
US Corporate Bonds	34.6%
Foreign Corporate Bonds	13.2%
Short Term Investments	3.5%
Other Assets and Liabilities	0.3%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	48.4%
Utilities	15.7%
Telecommunications	10.0%
Energy	9.0%
Transportation	7.2%
Short Term Investments	3.5%
Aerospace & Defense	2.3%
Technology	1.9%
Real Estate	1.7%
Other Assets and Liabilities	0.3%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(c)	Seven-day yield as of period end

(d)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	95

Schedule of Investments DoubleLine Ultra Short Bond Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 25.7%
2,500,000	Bank of Montreal (Secured Overnight Financing Rate + 0.32%)	0.37%		07/09/2024	2,505,868
800,000	Bank of Nova Scotia (Secured Overnight Financing Rate + 0.45%)	0.50%		04/15/2024	805,083
3,000,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	1.50%		05/16/2024	3,052,482
2,000,000	BMW US Capital LLC (Secured Overnight Financing Rate + 0.38%)	0.43%	(a)	08/12/2024	2,011,109
1,250,000	BMW US Capital LLC (Secured Overnight Financing Rate + 0.53%)	0.58%	(a)	04/01/2024	1,264,042
1,000,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	1.26%	(a)	09/26/2023	1,003,525
1,340,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	1.26%		09/26/2023	1,344,723
1,000,000	Commonwealth Bank of Australia (3 Month LIBOR USD + 0.68%)	0.80%	(a)	09/18/2022	1,006,681
1,500,000	Credit Agricole S.A. (3 Month LIBOR USD + 1.43%)	1.55%	(a)	01/10/2022	1,505,793
3,500,000	Credit Suisse AG (Secured Overnight Financing Rate + 0.39%)	0.44%		02/02/2024	3,507,816
2,500,000	Daimler Finance North America LLC	2.55%	(a)	08/15/2022	2,549,106
1,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.88%)	1.01%	(a)	02/22/2022	1,003,415
2,500,000	DNB Bank ASA (3 Month LIBOR USD + 0.62%)	0.74%	(a)	12/02/2022	2,514,953
1,700,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	0.86%		03/02/2023	1,715,311
3,000,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.85%)	0.96%		09/13/2023	3,019,670
1,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.89%)	1.01%		01/10/2022	1,002,482
2,000,000	National Bank of Canada (Secured Overnight Financing Rate + 0.49%)	0.54%		08/06/2024	2,009,281
1,000,000	NatWest Markets PLC (Secured Overnight Financing Rate + 0.53%)	0.58%	(a)	08/12/2024	1,005,844
1,000,000	NatWest Markets PLC (Secured Overnight Financing Rate + 0.76%)	0.81%	(a)	09/29/2026	1,003,010
2,300,000	Rabobank (3 Month LIBOR USD + 0.83%)	0.95%		01/10/2022	2,305,371
1,500,000	Reckitt Benckiser Treasury Services PLC (3 Month LIBOR USD + 0.56%)	0.69%	(a)	06/24/2022	1,506,010
4,000,000	Santander UK PLC (3 Month LIBOR USD + 0.66%)	0.78%		11/15/2021	4,003,109
2,600,000	Saudi Arabian Oil Company	2.75%	(a)	04/16/2022	2,632,612

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Siemens Financieringsmaatschappij N.V. (3 Month LIBOR USD + 0.61%)	0.73%	(a)	03/16/2022	1,504,329
3,000,000	Sumitomo Mitsui Trust Bank Ltd. (Secured Overnight Financing Rate + 0.44%)	0.49%	(a)	09/16/2024	3,008,360
2,000,000	Uber Technologies, Inc. (Secured Overnight Financing Rate + 0.45%)	0.50%	(a)	08/09/2024	2,015,667
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.22%)	1.35%	(a)	05/23/2023	2,014,711
2,000,000	Volkswagen Group of America Finance LLC	2.90%	(a)	05/13/2022	2,031,488
2,000,000	Volkswagen Group of America Finance LLC	2.70%	(a)	09/26/2022	2,045,424
1,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.71%)	0.84%		06/28/2022	1,005,507

	Total Foreign Corporate Bonds (Cost $57,720,325)				57,902,782

US CORPORATE BONDS 35.2%
1,500,000	Allstate Corporation (3 Month LIBOR USD + 0.63%)	0.76%		03/29/2023	1,511,871
2,000,000	American Express Company	2.75%		05/20/2022	2,027,966
2,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.29%)	0.41%		12/10/2021	2,001,384
1,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.54%)	0.67%		06/27/2022	1,004,206
4,000,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.75%	(a)	05/24/2024	4,021,647
1,000,000	Atmos Energy Corporation (3 Month LIBOR USD + 0.38%)	0.50%		03/09/2023	1,000,143
3,500,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.73%)	0.78%		10/24/2024	3,533,533
775,000	Brighthouse Financial Global Funding (Secured Overnight Financing Rate + 0.76%)	0.81%	(a)	04/12/2024	780,977
3,500,000	Bristol-Myers Squibb Company (3 Month LIBOR USD + 0.38%)	0.50%		05/16/2022	3,510,016
2,500,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.59%)	0.71%		06/06/2022	2,509,663
2,000,000	Citigroup, Inc. (3 Month LIBOR USD + 1.43%)	1.55%		09/01/2023	2,023,378
1,000,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.87%)	0.92%		11/04/2022	1,001,402
2,000,000	ConocoPhillips Company (3 Month LIBOR USD + 0.90%)	1.02%		05/15/2022	2,010,578
1,000,000	eBay, Inc. (3 Month LIBOR USD + 0.87%)	1.00%		01/30/2023	1,010,545

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Emerson Electric Company	2.63%		12/01/2021	1,502,753
3,000,000	GA Global Funding Trust (Secured Overnight Financing Rate + 0.50%)	0.55%	(a)	09/13/2024	3,013,338
3,500,000	Goldman Sachs Group, Inc. (Secured Overnight Financing Rate + 0.58%)	0.63%		03/08/2024	3,508,414
1,000,000	Honeywell International, Inc. (3 Month LIBOR USD + 0.37%)	0.50%		08/08/2022	1,003,210
1,000,000	Jackson National Life Global Funding (3 Month LIBOR USD + 0.73%)	0.86%	(a)	06/27/2022	1,005,363
2,500,000	Jackson National Life Global Funding (Secured Overnight Financing Rate + 0.60%)	0.65%	(a)	01/06/2023	2,515,994
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.48%)	0.59%		09/08/2022	1,004,293
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.49%)	0.60%		06/13/2022	1,003,345
3,500,000	JPMorgan Chase & Company (3 Month LIBOR USD + 1.23%)	1.36%		10/24/2023	3,545,567
1,000,000	KeyBank NA (Secured Overnight Financing Rate + 0.32%)	0.37%		06/14/2024	1,003,885
2,000,000	Metropolitan Life Global Funding I (Secured Overnight Financing Rate + 0.30%)	0.35%	(a)	09/27/2024	2,002,593
1,000,000	Metropolitan Life Global Funding I (Secured Overnight Financing Rate + 0.35%)	0.40%	(a)	09/08/2022	1,002,981
3,335,000	Morgan Stanley (3 Month LIBOR USD + 1.40%)	1.53%		10/24/2023	3,380,174
2,000,000	New York Life Global Funding (3 Month LIBOR USD + 0.44%)	0.56%	(a)	07/12/2022	2,007,115
2,000,000	NextEra Energy Capital Holdings, Inc. (Secured Overnight Financing Rate + 0.54%)	0.59%		03/01/2023	2,009,123
2,500,000	PNC Bank (3 Month LIBOR USD + 0.33%)	0.45%		02/24/2023	2,503,596
1,550,000	Public Storage (Secured Overnight Financing Rate + 0.47%)	0.52%		04/23/2024	1,552,497
2,695,000	Qualcomm, Inc. (3 Month LIBOR USD + 0.73%)	0.86%		01/30/2023	2,720,554
3,000,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.88%		04/01/2024	3,016,003
3,000,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.48%)	0.59%		09/08/2022	3,014,394
3,500,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	0.45%		06/09/2025	3,513,870

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.22%		05/15/2025	2,056,372
1,000,000	Walt Disney Company	3.00%		09/15/2022	1,026,148
2,500,000	Wells Fargo & Company (3 Month LIBOR USD + 1.23%)	1.36%		10/31/2023	2,531,702

	Total US Corporate Bonds (Cost $79,083,532)				79,390,593

SHORT TERM INVESTMENTS 39.1%
COMMERCIAL PAPER 36.2%
1,000,000	Amazon.com, Inc.	0.00%		03/01/2022	999,637
1,000,000	Arkansas Electric Coop Corporation	0.00%	(a)	10/05/2021	999,991
2,000,000	Arkansas Electric Coop Corporation	0.00%	(a)	11/02/2021	1,999,844
1,000,000	Arkansas Electric Coop Corporation	0.00%	(a)	01/11/2022	999,688
1,500,000	Australia & New Zealand Banking Group Ltd.	0.00%	(a)	02/07/2022	1,499,556
1,000,000	Barclays Bank PLC	0.00%	(a)	12/14/2021	999,740
2,000,000	Canadian Imperial Bank of Commerce	0.00%	(a)	03/07/2022	1,998,947
2,000,000	Canadian Imperial Bank of Commerce	0.00%	(a)	06/17/2022	1,997,516
1,000,000	Canadian National Reality Company	0.00%	(a)	02/15/2022	999,536
2,500,000	Canadian National Reality Company	0.00%	(a)	02/16/2022	2,498,832
3,500,000	Coca Cola Company	0.00%	(a)	08/01/2022	3,496,353
1,000,000	Coca Cola Company	0.00%	(a)	09/08/2022	998,761
2,000,000	EXXON Corporation	0.00%		11/16/2021	1,999,854
1,000,000	EXXON Corporation	0.00%		12/13/2021	999,856
1,000,000	Exxon Mobil Corporation	0.00%		10/04/2021	999,993
4,000,000	General Dynamics Corporation	0.00%	(a)	12/16/2021	3,998,956
3,500,000	GlaxoSmithKline Finance PLC	0.00%	(a)	10/29/2021	3,499,735
1,000,000	GlaxoSmithKline Finance PLC	0.00%	(a)	11/01/2021	999,916
4,000,000	Henkel Corporation	0.00%	(a)	10/18/2021	3,999,846
1,000,000	Honeywell International, Inc.	0.00%	(a)	01/12/2022	999,754
1,000,000	Honeywell International, Inc.	0.00%	(a)	05/20/2022	999,149
1,000,000	Honeywell International, Inc.	0.00%	(a)	08/11/2022	998,653
1,000,000	JPMorgan Securities LLC	0.00%		10/04/2021	999,993
2,000,000	Kimberly-Clark Corporation	0.00%	(a)	10/06/2021	1,999,978
3,000,000	Koch Industries, Inc.	0.00%		12/03/2021	2,999,440
1,000,000	Komatsu Finance America, Inc.	0.00%	(a)	10/19/2021	999,966
1,000,000	Komatsu Finance America, Inc.	0.00%	(a)	11/12/2021	999,922
1,000,000	Komatsu Finance America, Inc.	0.00%	(a)	11/17/2021	999,911
1,000,000	Komatsu Finance America, Inc.	0.00%	(a)	11/26/2021	999,884
2,000,000	Lloyds Bank PLC	0.00%		05/10/2022	1,998,162
2,000,000	Lloyds Bank PLC	0.00%		05/12/2022	1,998,133
1,000,000	LVMH Moet Hennessy Lou Vuitton	0.00%	(a)	11/01/2021	999,924
1,000,000	Macquarie Bank Ltd.	0.00%	(a)	02/08/2022	999,421
1,000,000	Metlife Short Term Funding LLC	0.00%	(a)	03/14/2022	999,496
1,000,000	Mizuho Corporation	0.00%	(a)	02/18/2022	999,507
1,500,000	New York Life Corporation	0.00%	(a)	11/02/2021	1,499,897

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	97

Schedule of Investments DoubleLine Ultra Short Bond Fund (Cont.)

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	PACCAR Financial Corporation	0.00%		10/14/2021	999,971
1,000,000	PACCAR Financial Corporation	0.00%		11/02/2021	999,922
1,000,000	Province of British Columbia	0.00%		11/04/2021	999,947
1,000,000	Province of British Columbia	0.00%		02/24/2022	999,575
3,000,000	Province of British Columbia	0.00%		03/14/2022	2,998,694
2,000,000	Roche Holding, Inc.	0.00%	(a)	10/18/2021	1,999,945
1,000,000	Toronto-Dominion Bank	0.00%	(a)	12/10/2021	999,838
1,500,000	Toronto-Dominion Bank	0.00%	(a)	05/17/2022	1,498,569
1,000,000	Total Capital Canada Ltd.	0.00%	(a)	01/21/2022	999,670
1,000,000	Total Capital Canada Ltd.	0.00%	(a)	02/25/2022	999,531
1,000,000	TotalEnergies Capital Canada Ltd.	0.00%	(a)	11/02/2021	999,922
1,000,000	TotalEnergies Capital Canada Ltd.	0.00%	(a)	01/26/2022	999,656
1,000,000	Toyota Motor Credit Corporation	0.00%		03/21/2022	999,451
3,500,000	Unilever Capital Corporation	0.00%	(a)	10/01/2021	3,499,993
3,000,000	Walt Disney Company	0.00%	(a)	04/29/2022	2,996,571

					81,469,002

MONEY MARKET FUNDS 2.9%
2,217,232	First American Government Obligations Fund - Class U	0.03%	(b)		2,217,232
2,217,233	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(b)		2,217,233
2,217,233	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(b)		2,217,233

					6,651,698

	Total Short Term Investments (Cost $88,117,429)				$88,120,700

	Total Investments 100.0% (Cost $224,921,286)				225,414,075
	Other Assets in Excess of Liabilities 0.0%				112,176

	NET ASSETS 100.0%				$225,526,251

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Commercial Paper	36.2%
US Corporate Bonds	35.2%
Foreign Corporate Bonds	25.7%
Short Term Investments	2.9%
Other Assets and Liabilities	0.0%	(c)

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	37.1%
Insurance	9.1%
Automotive	8.8%
Energy	7.3%
Consumer Products	5.0%
Diversified Manufacturing	4.8%
Pharmaceuticals	4.6%
Utilities	4.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.2%
Short Term Investments	2.9%
Food Products	2.0%
Construction	1.9%
Media	1.8%
Aerospace & Defense	1.8%
Transportation	1.5%
Technology	1.2%
Telecommunications	0.9%
Retailers (other than Food/Drug)	0.9%
Real Estate	0.7%
Commercial Services	0.5%
Other Assets and Liabilities	0.0%	(c)

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Represents less than 0.05% of net assets

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE ®	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.0%

	CPS Auto Receivables Trust,
500,000	Series 2017-C-E	5.72%	(a)	09/16/2024	512,455

	CPS Auto Receivables Trust,
500,000	Series 2018-C-E	6.07%	(a)	09/15/2025	523,667

	National Collegiate Student Loan Trust,
907,574	Series 2006-1-A5 (1 Month LIBOR USD + 0.35%)	0.44%		03/25/2033	882,616

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	(a)	02/18/2042	511,910

	Total Asset Backed Obligations (Cost $2,420,772)				2,430,648

COLLATERALIZED LOAN OBLIGATIONS 17.8%

	Allegro Ltd.,
500,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.34%	(a)	07/20/2032	500,642

	AMMC Ltd.,
498,782	Series 2014-15A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.39%	(a)	01/15/2032	499,405

	Bain Capital Credit Ltd.,
500,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	1.26%	(a)	04/19/2034	500,701

	Battalion Ltd.,
500,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/24/2034	500,934

	Birch Grove Ltd.,
500,000	Series 2021-2A-A1 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.37%	(a)	10/19/2034	500,031

	Bridge Street Ltd.,
500,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.32%	(a)	07/20/2034	500,009

	CarVal Ltd.,
1,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.18%	(a)	07/20/2034	1,000,087

	CBAM Ltd.,
500,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.32%	(a)	07/17/2034	500,625

	Elmwood Ltd.,
500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.37%	(a)	04/15/2033	501,750

	Greywolf Ltd.,
500,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.31%	(a)	10/20/2031	500,163

	Gulf Stream Meridian Ltd.,
500,000	Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%	(a)	07/15/2034	501,404

	Highbridge Loan Management Ltd.,
500,000	Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	3.73%	(a)	07/18/2029	497,105

	Kayne Ltd.,
1,500,000	Series 2019-6A-A1 (3 Month LIBOR USD + 1.38%, 1.38% Floor)	1.51%	(a)	01/20/2033	1,503,159

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MKS Ltd.,
500,000	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.13%	(a)	07/20/2030	500,056

	Palmer Square Loan Funding Ltd.,
500,000	Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26%	(a)	07/15/2034	500,391

	RR Ltd.,
500,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/15/2036	500,631

	Shackleton Ltd.,
500,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	07/15/2031	500,128

	Sound Point Ltd.,
500,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.32%	(a)	07/15/2034	501,069

	Sound Point Ltd.,
1,000,000	Series 2020-1A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.32%	(a)	07/20/2034	1,002,144

	Venture Ltd.,
500,000	Series 2017-29A-AR (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.11%	(a)	09/07/2030	499,613

	Wellfleet Ltd.,
1,000,000	Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.34%	(a)	07/20/2032	1,000,000

	Wellfleet Ltd.,
1,000,000	Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.34%	(a)	07/15/2034	1,000,023

	Wind River Ltd.,
500,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.27%	(a)	01/15/2031	500,457

	Total Collateralized Loan Obligations (Cost $14,492,551)				14,510,527

FOREIGN CORPORATE BONDS 6.5%
110,000	AstraZeneca PLC	3.50%		08/17/2023	116,275
60,000	Avolon Holdings Funding Ltd.	3.63%	(a)	05/01/2022	60,905
40,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	42,992
200,000	Banco Bradesco S.A.	3.20%		01/27/2025	202,850
150,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	149,064
100,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	99,125
150,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	150,278
200,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	202,847
90,000	Bank of Nova Scotia	0.65%		07/31/2024	89,880
120,000	BAT International Finance PLC	1.67%		03/25/2026	120,125
70,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	70,017
100,000	Central American Bottling Corporation	5.75%		01/31/2027	103,175

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	99

Schedule of Investments DoubleLine Shiller Enhanced International CAPE ® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	209,571
200,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	199,203
100,000	Ecopetrol S.A.	5.88%		09/18/2023	107,825
139,100	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	137,227
195,730	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	198,101
95,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	100,487
10,000	Glencore Funding LLC	4.13%	(a)	03/12/2024	10,716
5,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	5,416
188,240	GNL Quintero S.A.	4.63%		07/31/2029	204,007
200,000	HPHT Finance Ltd.	2.88%		11/05/2024	209,916
200,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	194,155
200,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	203,521
45,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	45,870
70,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	73,550
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	200,808
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	187,335
200,000	Minejesa Capital B.V.	4.63%		08/10/2030	207,672
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	201,169
200,000	POSCO	2.38%		11/12/2022	203,797
120,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.58%		01/20/2026	120,539
200,000	Sable International Finance Ltd.	5.75%		09/07/2027	210,250
100,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	102,518
120,000	Toronto-Dominion Bank	0.70%		09/10/2024	119,802
200,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	198,615
176,000	VTR Comunicaciones SpA	5.13%		01/15/2028	186,988

	Total Foreign Corporate Bonds (Cost $5,237,174)				5,246,591

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.5%
200,000	Colombia Government International Bond	4.50%		01/28/2026	214,833
200,000	Qatar Government International Bond	3.25%		06/02/2026	216,160

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $436,046)				430,993

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.6%

	Alen Mortgage Trust,
100,000	Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.18%	(a)	04/15/2034	100,623

	Arbor Multifamily Mortgage Securities Trust,
1,637,000	Series 2021-MF2-XA	1.23%	(a)(b)(c)	06/15/2054	146,523

	Arbor Realty Ltd.,
130,000	Series 2021-FL1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.03%	(a)	12/15/2035	130,699

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	AREIT Trust,
231,000	Series 2019-CRE3-D (Secured Overnight Financing Rate 30 Day Average + 2.76%, 2.65% Floor)	2.81%	(a)	09/14/2036	229,043

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	12/15/2036	244,486

	Atrium Hotel Portfolio Trust,
115,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.48%	(a)	06/15/2035	112,937

	BANK,
2,778,000	Series 2021-BN36-XA	1.03%	(b)(c)	09/15/2064	178,478

	BBCMS Mortgage Trust,
1,819,000	Series 2021-C10-XB	1.15%	(b)(c)	07/15/2054	164,540

	BBCMS Mortgage Trust,
1,132,000	Series 2021-C10-XD	1.82%	(a)(b)(c)	07/15/2054	163,052

	BB-UBS Trust,
3,844,000	Series 2012-SHOW-XB	0.28%	(a)(b)(c)	11/05/2036	21,770

	Benchmark Mortgage Trust,
6,280,043	Series 2018-B2-XA	0.55%	(b)(c)	02/15/2051	121,492

	Benchmark Mortgage Trust,
5,783,000	Series 2020-IG1-XA	0.61%	(b)(c)	09/15/2043	210,906

	Benchmark Mortgage Trust,
2,271,000	Series 2021-B26-XB	0.64%	(a)(b)(c)	06/15/2054	122,336

	Benchmark Mortgage Trust,
2,200,424	Series 2021-B27-XA	1.39%	(b)(c)	07/15/2054	214,201

	Benchmark Mortgage Trust,
1,818,250	Series 2021-B28-XA	1.41%	(b)(c)	08/15/2054	178,905

	BSREP Commercial Mortgage Trust,
181,000	Series 2021-DC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	08/15/2038	181,572

	BX Trust,
151,593	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.06%	(a)	09/15/2037	147,518

	BX Trust,
163,000	Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	04/15/2034	162,591

	BX Trust,
100,000	Series 2021-VIEW-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	06/15/2023	100,308

	BX Trust,
100,000	Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	3.68%	(a)	06/15/2023	100,372

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.85%	(a)(b)(c)	02/15/2033	60,217

	CHCP Ltd.,
100,000	Series 2021-FL1-C (Secured Overnight Financing Rate 30 Day Average + 2.21%, 2.10% Floor)	2.26%	(a)	02/15/2038	100,381

	Citigroup Commercial Mortgage Trust,
2,740,863	Series 2014-GC19-XA	1.29%	(b)(c)	03/10/2047	60,805

	Citigroup Commercial Mortgage Trust,
2,886,493	Series 2016-C1-XA	2.01%	(b)(c)	05/10/2049	201,080

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
268,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.88%	(a)	12/15/2036	265,976

	Citigroup Commercial Mortgage Trust,
255,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.73%	(a)	12/15/2036	251,971

	Commercial Mortgage Pass-Through Certificates,
111,000	Series 2013-LC13-B	5.01%	(a)(b)	08/10/2046	118,039

	Commercial Mortgage Pass-Through Certificates,
179,000	Series 2013-LC13-C	5.44%	(a)(b)	08/10/2046	189,848

	Commercial Mortgage Pass-Through Certificates,
100,000	Series 2015-CR25-C	4.68%	(b)	08/10/2048	107,013

	Commercial Mortgage Pass-Through Certificates,
6,280,223	Series 2015-CR27-XA	1.06%	(b)(c)	10/10/2048	203,768

	Commercial Mortgage Pass-Through Certificates,
186,000	Series 2015-DC1-C	4.45%	(b)	02/10/2048	190,972

	Commercial Mortgage Pass-Through Certificates,
5,899,257	Series 2015-LC21-XD	1.23%	(a)(b)(c)	07/10/2048	229,286

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.73%	(a)	05/15/2036	100,341

	CSAIL Commercial Mortgage Trust,
183,000	Series 2015-C4-B	4.46%	(b)	11/15/2048	199,396

	CSAIL Commercial Mortgage Trust,
150,000	Series 2016-C5-C	4.80%	(b)	11/15/2048	160,916

	CSAIL Commercial Mortgage Trust,
179,000	Series 2016-C7-B	4.49%	(b)	11/15/2049	195,078

	CSMC Mortgage-Backed Trust,
164,000	Series 2017-TIME-A	3.65%	(a)	11/13/2039	168,294

	CSMC Trust,
136,000	Series 2020-NET-D	3.83%	(a)(b)	08/15/2037	142,349

	DBGS Mortgage Trust,
92,814	Series 2018-BIOD-F (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	05/15/2035	93,031

	DBJPM Mortgage Trust,
165,000	Series 2016-C1-B	4.20%	(b)	05/10/2049	176,132

	DBJPM Mortgage Trust,
170,000	Series 2016-C3-B	3.26%		08/10/2049	174,500

	Extended Stay America Trust,
164,146	Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.33%	(a)	07/15/2038	166,552

	GS Mortgage Securities Corporation Trust,
100,000	Series 2012-ALOH-A	3.55%	(a)	04/10/2034	100,720

	GS Mortgage Securities Corporation Trust,
186,000	Series 2020-UPTN-F	3.35%	(a)(b)	02/10/2037	185,802

	GS Mortgage Securities Trust,
4,453,495	Series 2016-GS4-XA	0.71%	(b)(c)	11/10/2049	115,107

	HPLY Trust,
188,740	Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	11/15/2036	188,620

	JP Morgan Chase Commercial Mortgage Securities Trust,
100,000	Series 2013-C13-C	4.21%	(b)	01/15/2046	104,417

	JP Morgan Chase Commercial Mortgage Securities Trust,
300,000	Series 2018-BCON-E	3.88%	(a)(b)	01/05/2031	302,707

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust,
104,000	Series 2018-WPT-EFX	5.54%	(a)(b)	07/05/2033	107,634

	JP Morgan Chase Commercial Mortgage Securities Trust,
300,000	Series 2018-WPT-FFX	5.54%	(a)(b)	07/05/2033	306,885

	JPMBB Commercial Mortgage Securities Trust,
200,000	Series 2013-C12-C	4.24%	(b)	07/15/2045	207,110

	JPMBB Commercial Mortgage Securities Trust,
250,000	Series 2014-C23-D	4.13%	(a)(b)	09/15/2047	252,068

	JPMBB Commercial Mortgage Securities Trust,
200,000	Series 2015-C27-C	4.44%	(b)	02/15/2048	205,433

	JPMBB Commercial Mortgage Securities Trust,
100,000	Series 2015-C28-B	3.99%		10/15/2048	103,341

	MF1 Multifamily Housing Mortgage Loan Trust,
150,000	Series 2021-FL6-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	1.93%	(a)	07/16/2036	150,525

	MFT Trust,
186,000	Series 2020-ABC-D	3.59%	(a)(b)	02/10/2042	177,972

	Morgan Stanley Bank of America Merrill Lynch Trust,
4,953,748	Series 2017-C34-XE	1.02%	(a)(b)(c)	11/15/2052	240,252

	Morgan Stanley Capital Trust,
188,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2034	185,698

	Morgan Stanley Capital Trust,
15,277,000	Series 2017-ASHF-XCP	0.00%	(a)(b) (c)	05/15/201915

	Morgan Stanley Capital Trust,
164,000	Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.73%	(a)	07/15/2035	164,061

	RLGH Trust,
150,000	Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	1.80%	(a)	04/15/2036	150,061

	SG Commercial Mortgage Securities Trust,
200,000	Series 2016-C5-B	3.93%		10/10/2048	209,489

	SG Commercial Mortgage Securities Trust,
2,558,699	Series 2016-C5-XA	2.07%	(b)(c)	10/10/2048	159,239

	SLG Office Trust,
18,169,000	Series 2021-OVA-X	0.26%	(a)(b)(c)	07/15/2041	380,290

	SLIDE,
8,111,210	Series 2018-FUN-XCP	0.00%	(a)(b)(c)	12/15/2020	81

	TTAN,
100,000	Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	03/15/2038	100,328

	UBS Commercial Mortgage Trust,
200,000	Series 2017-C1-B	4.04%		06/15/2050	215,747

	UBS Commercial Mortgage Trust,
5,378,000	Series 2017-C3-XB	0.48%	(b)(c)	08/15/2050	143,956

	Wells Fargo Commercial Mortgage Trust,
179,000	Series 2015-C28-B	4.23%	(b)	05/15/2048	192,639

	Wells Fargo Commercial Mortgage Trust,
135,000	Series 2015-LC20-C	4.06%	(b)	04/15/2050	140,386

	Wells Fargo Commercial Mortgage Trust,
6,419,959	Series 2015-NXS2-XA	0.80%	(b)(c)	07/15/2058	136,704

	Wells Fargo Commercial Mortgage Trust,
4,187,806	Series 2015-P2-XA	1.12%	(b)(c)	12/15/2048	152,370

	Wells Fargo Commercial Mortgage Trust,
2,854,928	Series 2018-C48-XA	1.11%	(b)(c)	01/15/2052	163,882

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	101

Schedule of Investments DoubleLine Shiller Enhanced International CAPE ® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Commercial Mortgage Trust,
866,121	Series 2021-C59-XA	1.69%	(b)(c)	04/15/2054	99,609

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $12,424,051)				11,931,445

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 13.6%

	Ajax Mortgage Loan Trust,
445,092	Series 2021-C-A	2.12%	(a)(d)	01/25/2061	453,540

	Bayview Opportunity Master Fund Trust,
197,661	Series 2019-SBR2-A1	3.43%	(a)(d)	06/28/2034	201,775

	Citigroup Mortgage Loan Trust,
129,190	Series 2006-AR2-1A2	2.56%	(b)	03/25/2036	125,835

	Countrywide Alternative Loan Trust,
353,912	Series 2007-9T1-1A6	6.00%		05/25/2037	231,894

	CSMC Trust,
602,031	Series 2019-RPL9-A1	2.96%	(a)(b)	10/27/2059	606,783

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
2,387,957	Series 2006-AR4-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.35%		12/25/2036	1,115,828

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
479,344	Series 2006-AR6-A6 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	0.47%		02/25/2037	469,341

	Legacy Mortgage Asset Trust,
316,464	Series 2019-GS5-A1	3.20%	(a)(d)	05/25/2059	318,075

	Lehman XS Trust,
211,699	Series 2007-6-2A1 (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.51%		05/25/2037	189,406

	MASTR Adjustable Rate Mortgages Trust,
1,095,292	Series 2006-OA2-4A1B (12 Month US Treasury Average + 1.20%, 1.20% Floor)	1.29%		12/25/2046	1,014,456

	Merrill Lynch Alternative Note Asset Trust,
887,860	Series 2007-OAR5-1A1	2.14%	(b)	10/25/2047	390,027

	Morgan Stanley Capital Trust,
1,758,058	Series 2007-HE2-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.22%	(a)	01/25/2037	937,625

	OBX Trust,
375,079	Series 2020-EXP2-A3	2.50%	(a)(b)	05/25/2060	381,054

	Pretium Mortgage Credit Partners LLC,
757,306	Series 2021-RN1-A1	1.99%	(a)(d)	02/25/2061	757,083

	PRPM LLC,
460,889	Series 2021-4-A1	1.87%	(a)(d)	04/25/2026	460,706

	RALI Trust,
917,931	Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		06/25/2037	695,426

	Starwood Mortgage Residential Trust,
500,000	Series 2020-2-M1E	3.00%	(a)	04/25/2060	508,455

	Velocity Commercial Capital Loan Trust,
447,947	Series 2018-2-A	4.05%	(a)(b)	10/26/2048	464,413

	Velocity Commercial Capital Loan Trust,
496,504	Series 2021-2-M2	2.20%	(a)(b)	08/25/2051	494,288

	VOLT LLC,
843,828	Series 2021-NP10-A1	1.99%	(a)(d)	05/25/2051	845,716

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	VOLT LLC,
415,799	Series 2021-NPL1-A1	1.89%	(a)(d)	02/27/2051	416,223

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $11,031,893)				11,077,949

US CORPORATE BONDS 6.1%
115,000	AbbVie, Inc.	2.30%		11/21/2022	117,393
20,000	Anthem, Inc.	3.30%		01/15/2023	20,727
90,000	Anthem, Inc.	3.50%		08/15/2024	96,371
105,000	AT&T, Inc.	4.45%		04/01/2024	113,797
110,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.75%	(a)	05/24/2024	110,595
50,000	Atmos Energy Corporation	0.63%		03/09/2023	50,002
80,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	0.91%		03/05/2024	80,718
40,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	0.74%		04/22/2025	40,403
115,000	Boeing Company	4.51%		05/01/2023	121,523
50,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	50,053
60,000	Capital One Financial Corporation	3.20%		01/30/2023	62,132
55,000	Capital One Financial Corporation	3.90%		01/29/2024	58,888
115,000	Carrier Global Corporation	2.24%		02/15/2025	119,183
110,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.14%		06/01/2024	111,497
110,000	Conagra Brands, Inc.	4.30%		05/01/2024	119,279
100,000	Dollar Tree, Inc.	3.70%		05/15/2023	104,851
15,000	Dollar Tree, Inc.	4.00%		05/15/2025	16,424
30,000	DTE Energy Company	2.53%		10/01/2024	31,313
85,000	DTE Energy Company	1.05%		06/01/2025	84,366
120,000	Entergy Louisiana LLC	0.95%		10/01/2024	120,046
105,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	120,047
110,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	118,298
110,000	HCA, Inc.	5.00%		03/15/2024	120,764
100,000	Hyatt Hotels Corporation	1.30%		10/01/2023	100,147
95,000	Hyundai Capital America	2.85%	(a)	11/01/2022	97,295
20,000	Hyundai Capital America	1.00%	(a)	09/17/2024	19,936
60,000	JPMorgan Chase & Company	3.90%		07/15/2025	65,635
50,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	50,703
120,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	120,102
105,000	Marriott International, Inc.	3.60%		04/15/2024	111,915
110,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	118,299
115,000	Microchip Technology, Inc.	0.97%	(a)	02/15/2024	115,109
120,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	120,111
25,000	Nissan Motor Acceptance Company LLC	1.13%	(a)	09/16/2024	24,961
110,000	Omnicom Group, Inc.	3.65%		11/01/2024	118,781

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
120,000	Pacific Gas and Electric Company	1.75%		06/16/2022	119,820
115,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	120,779
120,000	Pioneer Natural Resources Company	0.55%		05/15/2023	120,153
105,000	PSEG Power LLC	3.85%		06/01/2023	110,488
115,000	Republic Services, Inc.	2.50%		08/15/2024	120,465
120,000	Royalty Pharma PLC	0.75%		09/02/2023	120,414
110,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	117,548
110,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.88%		04/01/2024	110,587
110,000	Southwest Airlines Company	4.75%		05/04/2023	117,130
110,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	109,944
120,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	0.45%		06/09/2025	120,476
50,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	50,006
120,000	Valero Energy Corporation	1.20%		03/15/2024	121,376
115,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.22%		05/15/2025	118,241
115,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	117,281
110,000	Welltower, Inc.	3.63%		03/15/2024	117,312
105,000	WP Carey, Inc.	4.25%		10/01/2026	117,901

	Total US Corporate Bonds (Cost $4,965,652)				4,981,585

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 5.3%

	Federal Home Loan Mortgage Corporation,
670,342	Pool SB8511	2.00%		05/01/2036	696,040

	Federal Home Loan Mortgage Corporation,
91,112	Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	2.05%	(a)	01/25/2051	91,855

	Federal National Mortgage Association,
1,956,707	Pool FM7756	2.00%		06/01/2036	2,030,803

	Federal National Mortgage Association,
1,457,447	Pool FM7846	2.00%		07/01/2036	1,512,345

	Total US Government and Agency Mortgage Backed Obligations (Cost $4,314,144)				4,331,043

US GOVERNMENT AND AGENCY OBLIGATIONS 19.8%
2,930,000	United States Treasury Notes	0.38%		03/31/2022	2,934,651
2,620,000	United States Treasury Notes	0.13%	(e)	02/28/2023	2,618,567
4,580,000	United States Treasury Notes	0.13%		04/30/2023	4,574,722
3,590,000	United States Treasury Notes	0.38%	(e)	04/15/2024	3,586,635

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,460,000	United States Treasury Notes	0.38%		09/15/2024	2,449,622

	Total US Government and Agency Obligations (Cost $16,177,718)				16,164,197

AFFILIATED MUTUAL FUNDS 8.3%
708,604	DoubleLine Floating Rate Fund (Class I)				6,774,259

	Total Affiliated Mutual Funds (Cost $6,829,714)				6,774,259

SHORT TERM INVESTMENTS 1.3%
354,008	First American Government Obligations Fund - Class U	0.03%	(f)		354,008
354,009	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(f)		354,009
354,009	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(f)		354,009

	Total Short Term Investments (Cost $1,062,026)				1,062,026

	Total Investments 96.8% (Cost $79,391,741)				78,941,263
	Other Assets in Excess of Liabilities 3.2%				2,644,591

	NET ASSETS 100.0%				$81,585,854

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	19.8%
Collateralized Loan Obligations	17.8%
Non-Agency Commercial Mortgage Backed Obligations	14.6%
Non-Agency Residential Collateralized Mortgage Obligations	13.6%
Affiliated Mutual Funds	8.3%
Foreign Corporate Bonds	6.5%
US Corporate Bonds	6.1%
US Government and Agency Mortgage Backed Obligations	5.3%
Asset Backed Obligations	3.0%
Short Term Investments	1.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Other Assets and Liabilities	3.2%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	19.8%
Collateralized Loan Obligations	17.8%
Non-Agency Commercial Mortgage Backed Obligations	14.6%
Non-Agency Residential Collateralized Mortgage Obligations	13.6%
Affiliated Mutual Funds	8.3%
US Government and Mortgage Backed Obligations	5.3%
Banking	4.2%
Asset Backed Obligations	3.0%
Utilities	1.5%
Short Term Investments	1.3%
Transportation	1.1%
Telecommunications	1.1%
Energy	1.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	103

Schedule of Investments DoubleLine Shiller Enhanced International CAPE ® (Cont.)

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Pharmaceuticals	0.4%
Healthcare	0.4%
Food Products	0.3%
Insurance	0.3%
Automotive	0.3%
Aerospace & Defense	0.3%
Real Estate	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Building and Development (including Steel/Metals)	0.2%
Environmental Control	0.1%
Finance	0.1%
Retailers (other than Food/Drug)	0.1%
Beverage and Tobacco	0.1%
Diversified Manufacturing	0.1%
Media	0.1%
Mining	0.1%
Technology	0.1%
Containers and Glass Products	0.1%
Other Assets and Liabilities	3.2%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Interest only security

(d)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(e)	All or a portion of this security has been pledged as collateral.

(f)	Seven-day yield as of period end

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	10/29/2021	9,600,000 EUR	$3,771,974
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	02/28/2022	6,000,000 EUR	1,303,082
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	02/28/2022	13,700,000 EUR	536,974
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	08/26/2022	20,000,000 EUR	219,297
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	08/26/2022	15,000,000 EUR	164,473
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	10/29/2021	1,000,000 EUR	12,660

							$6,008,460

(1)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2021, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered			Value		Currency to be Received			Value	Unrealized Appreciation (Depreciation)
06/08/2022	JP Morgan Securities LLC	2,200,000	EUR	$2,562,413		2,600,719	USD	$2,600,719	$38,306
06/08/2022	Goldman Sachs	1,100,000	EUR	1,281,206		1,306,249	USD	1,306,249	25,043
06/08/2022	JP Morgan Securities LLC	10,916,452	USD	10,916,452		9,000,000	EUR	10,482,597	(433,855)
06/08/2022	Barclays Capital, Inc.	10,503,085	USD	10,503,085		8,600,000	EUR	10,016,704	(486,381)
06/08/2022	Goldman Sachs	62,145,331	USD	62,145,331		51,000,000	EUR	59,401,384	(2,743,947)

									$(3,600,834)

EUR	Euro

USD	US Dollar

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

Fund	Value at Fund March 31, 2021	Gross Purchases	Gross Sales	Shares Held at September 30, 2021	Value at September 30, 2021	Change in Unrealized for the Period Ended September 30, 2021	Dividend Income Earned for the Period Ended September 30, 2021	Net Realized Gain (Loss) for the Period Ended September 30, 2021
DoubleLine Floating Rate Fund (Class I)	$2,353,170	$4,400,000	$—	708,604	$6,774,259	$21,089	$84,763	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	105

Schedule of Investments DoubleLine Colony Real Estate and Income Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 28.0%

	AIG Ltd.,
500,000	Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.26%	(a)	07/20/2034	500,039

	Birch Grove Ltd.,
500,000	Series 2021-2A-A1 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.37%	(a)	10/19/2034	500,030

	Bridge Street Ltd.,
500,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.32%	(a)	07/20/2034	500,009

	CFIP Ltd.,
881,813	Series 2013-1A-AR (3 Month LIBOR USD + 1.34%)	1.47%	(a)	04/20/2029	882,915

	Jamestown Ltd.,
1,000,000	Series 2016-9A-A1RR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.34%	(a)	07/25/2034	1,000,022

	Wellfleet Ltd.,
1,000,000	Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.34%	(a)	07/15/2034	1,000,024

	Total Collateralized Loan Obligations (Cost $4,380,931)				4,383,039

FOREIGN CORPORATE BONDS 5.3%
95,000	AstraZeneca PLC	3.50%		08/17/2023	100,419
75,000	Avolon Holdings Funding Ltd.	3.63%	(a)	05/01/2022	76,131
15,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	16,122
80,000	Bank of Nova Scotia	0.65%		07/31/2024	79,894
100,000	BAT International Finance PLC	1.67%		03/25/2026	100,104
55,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	55,013
80,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	84,621
10,000	Glencore Funding LLC	4.13%	(a)	03/12/2024	10,716
5,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	5,416
40,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	40,773
55,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	57,790
95,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.58%		01/20/2026	95,427
100,000	Toronto-Dominion Bank	0.70%		09/10/2024	99,835

	Total Foreign Corporate Bonds (Cost $822,080)				822,261

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 20.3%

	BANK,
727,000	Series 2021-BN36-XA	1.03%	(b)(c)	09/15/2064	46,708

	Benchmark Mortgage Trust,
2,642,000	Series 2020-IG1-XA	0.61%	(b)(c)	09/15/2043	96,354

	BX Trust,
621,283	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.06%	(a)	09/15/2037	604,582

	BXHPP Trust,
100,000	Series 2021-FILM-D (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.58%	(a)	08/15/2036	100,287

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CLNC Ltd.,
277,000	Series 2019-FL1-D (Secured Overnight Financing Rate 30 Day Average + 3.01%, 2.90% Floor)	3.06%	(a)	08/20/2035	272,843

	Commercial Mortgage Pass-Through Certificates,
172,000	Series 2015-CR25-C	4.68%	(b)	08/10/2048	184,062
100,000	Series 2015-LC21-B	4.48%	(b)	07/10/2048	108,524

	DBGS Mortgage Trust,
100,000	Series 2018-5BP-D (1 Month LIBOR USD + 1.50%, 1.35% Floor)	1.58%	(a)	06/15/2033	99,698

	Extended Stay America Trust,
99,482	Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.33%	(a)	07/15/2038	100,940

	GS Mortgage Securities Trust,
187,000	Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.68%	(a)	08/15/2032	183,198

	HPLY Trust,
205,011	Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2036	202,181

	JP Morgan Chase Commercial Mortgage Securities Corporation,
279,000	Series 2018-MINN-E (1 Month LIBOR USD + 2.50%, 3.50% Floor)	3.50%	(a)	11/15/2035	252,502

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2011-C3-D	5.71%	(a)(b)	02/15/2046	630,914

	KREF Ltd.,
100,000	Series 2021-FL2-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.73%	(a)	02/15/2039	100,350

	SoHo Trust,
100,000	Series 2021-SOHO-B	2.79%	(a)(b)	08/10/2038	96,000

	Wells Fargo Commercial Mortgage Trust,
100,000	Series 2017-RC1-C	4.59%		01/15/2060	109,351

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,587,753)				3,188,494

US CORPORATE BONDS 26.5%
95,000	AbbVie, Inc.	2.30%		11/21/2022	96,977
65,000	Anthem, Inc.	3.30%		01/15/2023	67,363
30,000	Anthem, Inc.	3.50%		08/15/2024	32,123
90,000	AT&T, Inc.	4.45%		04/01/2024	97,540
100,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.75%	(a)	05/24/2024	100,541
40,000	Atmos Energy Corporation	0.63%		03/09/2023	40,002
70,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	0.91%		03/05/2024	70,628
30,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	0.74%		04/22/2025	30,302
90,000	Boeing Company	4.51%		05/01/2023	95,105
40,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	40,043
95,000	Capital One Financial Corporation	3.90%		01/29/2024	101,716
90,000	Carrier Global Corporation	2.24%		02/15/2025	93,274
100,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.14%		06/01/2024	101,361

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
90,000	Conagra Brands, Inc.	4.30%		05/01/2024	97,592
10,000	Dollar Tree, Inc.	3.70%		05/15/2023	10,485
75,000	Dollar Tree, Inc.	4.00%		05/15/2025	82,119
95,000	DTE Energy Company	1.05%		06/01/2025	94,291
100,000	Entergy Louisiana LLC	0.95%		10/01/2024	100,038
85,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	97,181
90,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	96,790
90,000	HCA, Inc.	5.00%		03/15/2024	98,807
85,000	Hyatt Hotels Corporation	1.30%		10/01/2023	85,125
80,000	Hyundai Capital America	2.85%	(a)	11/01/2022	81,932
15,000	Hyundai Capital America	1.00%	(a)	09/17/2024	14,952
25,000	JPMorgan Chase & Company	3.90%		07/15/2025	27,348
70,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	70,984
100,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	100,085
90,000	Marriott International, Inc.	3.60%		04/15/2024	95,928
90,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	96,790
95,000	Microchip Technology, Inc.	0.97%	(a)	02/15/2024	95,090
100,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	100,093
25,000	Nissan Motor Acceptance Company LLC	1.13%	(a)	09/16/2024	24,961
90,000	Omnicom Group, Inc.	3.65%		11/01/2024	97,184
100,000	Pacific Gas and Electric Company	1.75%		06/16/2022	99,850
90,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	94,522
95,000	Pioneer Natural Resources Company	0.55%		05/15/2023	95,121
95,000	PSEG Power LLC	3.85%		06/01/2023	99,966
95,000	Republic Services, Inc.	2.50%		08/15/2024	99,515
100,000	Royalty Pharma PLC	0.75%		09/02/2023	100,345
90,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	96,175
100,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.88%		04/01/2024	100,533
90,000	Southwest Airlines Company	4.75%		05/04/2023	95,834
95,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	94,952
100,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	0.45%		06/09/2025	100,396
55,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	55,007
95,000	Valero Energy Corporation	1.20%		03/15/2024	96,089
95,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.22%		05/15/2025	97,678
100,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	101,983
95,000	Welltower, Inc.	3.63%		03/15/2024	101,315
85,000	WP Carey, Inc.	4.25%		10/01/2026	95,444

	Total US Corporate Bonds (Cost $4,142,911)				4,159,475

US GOVERNMENT AND AGENCY OBLIGATIONS 18.7%
660,000	United States Treasury Notes	0.38%		04/15/2024	659,381

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,290,000	United States Treasury Notes	0.38%		09/15/2024	2,280,339

	Total US Government and Agency Obligations (Cost $2,945,743)				2,939,720

SHORT TERM INVESTMENTS 1.4%
74,971	First American Government Obligations Fund - Class U	0.03%	(d)		74,971
74,971	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(d)		74,971
74,971	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(d)		74,971

	Total Short Term Investments (Cost $224,913)				224,913

	Total Investments 100.2% (Cost $16,104,331)				15,717,902
	Liabilities in Excess of Other Assets (0.2)%				(31,362)

	NET ASSETS 100.0%				$15,686,540

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	28.0%
US Corporate Bonds	26.5%
Non-Agency Commercial Mortgage Backed Obligations	20.3%
US Government and Agency Obligations	18.7%
Foreign Corporate Bonds	5.3%
Short Term Investments	1.4%
Other Assets and Liabilities	(0.2)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	28.0%
Non-Agency Commercial Mortgage Backed Obligations	20.3%
US Government and Agency Obligations	18.7%
Banking	7.9%
Utilities	3.2%
Energy	2.1%
Pharmaceuticals	1.9%
Healthcare	1.6%
Insurance	1.5%
Short Term Investments	1.4%
Automotive	1.4%
Real Estate	1.3%
Food Products	1.3%
Telecommunications	1.2%
Aerospace & Defense	1.2%
Transportation	1.2%
Hotels/Motels/Inns and Casinos	1.2%
Mining	0.6%
Beverage and Tobacco	0.6%
Environmental Control	0.6%
Media	0.6%
Technology	0.6%
Diversified Manufacturing	0.6%
Retailers (other than Food/Drug)	0.6%
Finance	0.6%
Other Assets and Liabilities	(0.2)%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	107

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Interest only security

(d)	Seven-day yield as of period end

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Colony Capital Fundamental US Real Estate Index Excess Return (1)	Barclays Capital, Inc.	Long	0.45%	Termination	06/09/2022	9,200,000	$371,930
Colony Capital Fundamental US Real Estate Index Excess Return (1)	Barclays Capital, Inc.	Long	0.45%	Termination	10/21/2021	1,400,000	(58,553)
Colony Capital Fundamental US Real Estate Index Excess Return (1)	Barclays Capital, Inc.	Long	0.45%	Termination	08/25/2022	5,000,000	(128,031)

							$185,346

(1)

The Colony Capital Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of September 30, 2021, is available on the Barclays Capital, Inc. website at https://indices.barclays/doubleline.

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 19.1%

Brazil 0.9%
550,000	BRL	Simpar Finance SARL	10.75%	(a)	02/12/2028	85,981

						85,981

China 6.7%
2,000,000	CNY	Asian Infrastructure Investment Bank	2.50%		03/24/2025	306,438
2,210,000	CNY	International Bank for Reconstruction & Development	2.00%		02/18/2026	336,288

						642,726

Colombia 2.1%
833,000,000	COP	Empresas Publicas de Medellin ESP	8.38%	(a)	11/08/2027	207,691

						207,691

Mexico 4.5%
2,030,000	MXN	America Movil S.A.B. de C.V.	6.45%		12/05/2022	98,420
6,900,000	MXN	International Finance Corporation	7.50%		01/18/2028	334,378

						432,798

Peru 0.9%
325,000	PEN	Banco de Credito del Peru	4.65%	(a)	09/17/2024	77,310

						77,310

Russia 4.0%
15,000,000	RUB	Asian Infrastructure Investment Bank	4.25%		07/16/2025	190,703
14,000,000	RUB	European Bank for Reconstruction & Development	6.00%		07/24/2023	190,642

						381,345

		Total Foreign Corporate Bonds (Cost $1,945,407)				1,827,851

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 78.0%

Brazil 7.5%
2,000	BRL	Nota doo Tesouro Nacional	10.00%		01/01/2025	364,755
2,000	BRL	Nota doo Tesouro Nacional	10.00%		01/01/2029	351,328

						716,083

Chile 2.0%
90,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.50%		03/01/2026	108,346
75,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.70%	(a)	09/01/2030	86,991

						195,337

Colombia 2.0%
350,000,000	COP	Colombian TES	6.25%		11/26/2025	92,104
350,000,000	COP	Colombian TES	7.50%		08/26/2026	95,278

						187,382

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
Czech Republic 4.6%
9,840,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	436,937

						436,937

Hungary 3.1%
90,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	297,120

						297,120

Indonesia 11.5%
6,500,000,000	IDR	Indonesia Treasury Bond	6.13%		05/15/2028	463,685
1,900,000,000	IDR	Indonesia Treasury Bond	8.25%		05/15/2029	149,544
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%		03/15/2034	487,565

						1,100,794

Israel 3.7%
630,000	ILS	Israel Government Bond	1.75%		08/31/2025	205,440
450,000	ILS	Israel Government Bond	2.00%		03/31/2027	149,373

						354,813

Malaysia 6.3%
1,700,000	MYR	Malaysia Government Bond	3.50%		05/31/2027	414,464
790,000	MYR	Malaysia Government Bond	3.83%		07/05/2034	187,151

						601,615

Mexico 4.8%
40,000	MXN	Mexican Bonos	6.75%	(c)	03/09/2023	196,129
52,000	MXN	Mexican Bonos	8.00%	(c)	09/05/2024	261,521

						457,650

Peru 1.1%
530,000	PEN	Peru Government Bond	5.40%		08/12/2034	110,829

						110,829

Philippines 4.3%
4,500,000	PHP	Philippine Government Bond	6.88%		01/10/2029	104,504
13,000,000	PHP	Philippine Government Bond	6.25%		01/14/2036	304,977

						409,481

Poland 8.0%
1,065,000	PLN	Republic of Poland Government Bond	2.25%		04/25/2022	271,397
700,000	PLN	Republic of Poland Government Bond	2.50%		04/25/2024	183,164
1,160,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	313,971

						768,532

Romania 3.0%
1,160,000	RON	Romania Government Bond	5.85%		04/26/2023	283,716

						283,716

Singapore 3.6%
332,000	SGD	Singapore Government Bond	2.00%		02/01/2024	252,565
115,000	SGD	Singapore Government Bond	2.88%		07/01/2029	93,758

						346,323

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	109

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES		SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
South Africa 8.0%
4,100,000	ZAR	Republic of South Africa Government Bond	7.75%	02/28/2023	281,938
3,900,000	ZAR	Republic of South Africa Government Bond	8.00%	01/31/2030	240,884
4,060,000	ZAR	Republic of South Africa Government Bond	8.25%	03/31/2032	241,324

					764,146

Thailand 4.5%
7,170,000	THB	Thailand Government Bond	3.63%	06/16/2023	222,947
6,150,000	THB	Thailand Government Bond	3.85%	12/12/2025	203,930

					426,877

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $7,994,484)			7,457,635

SHORT TERM INVESTMENTS 2.4%
75,233		BlackRock Liquidity Funds FedFund - Institutional Shares		0.03%(b)	75,233
75,166		Fidelity Institutional Money Market Government Portfolio - Class I		0.01%(b)	75,166
75,175		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class		0.03%(b)	75,175

		Total Short Term Investments (Cost $225,574)			225,574

		Total Investments 99.5% (Cost $10,165,465)			9,511,060
		Other Assets in Excess of Liabilities 0.5%			52,582

		NET ASSETS 100.0%			$9,563,642

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	78.0%
Foreign Corporate Bonds	19.1%
Short Term Investments	2.4%
Other Assets and Liabilities	0.5%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Indonesia	11.5%
Mexico	9.3%
Brazil	8.4%
Poland	8.0%
South Africa	8.0%
China	6.7%
Malaysia	6.3%
Czech Republic	4.6%
Thailand	4.5%
Philippines	4.3%
Colombia	4.1%
Russia	4.0%
Israel	3.7%
Singapore	3.6%
Hungary	3.1%
Romania	3.0%
United States	2.4%
Chile	2.0%
Peru	2.0%
Other Assets and Liabilities	0.5%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Principal amount is stated in 100 Mexican Peso Units.

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	Russian Ruble

SGD	Singapore Dollar

THB	Thai Baht

ZAR	South African Rand

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Income Fund	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 9.2%

	AASET Ltd.,
534,724	Series 2019-2-C	6.41%	(a)(b)	10/16/2039	393,472

	Business Jet Securities LLC,
1,088,654	Series 2021-1A-C	5.07%	(a)(b)	04/15/2036	1,092,305

	Flagship Credit Auto Trust,
9,500	Series 2018-4-R	0.08%	(a)(b)(g)	03/16/2026	1,181,538

	GAIA Aviation Ltd.,
1,202,775	Series 2019-1-C	7.00%	(a)(b)(i)	12/15/2044	972,511

	Pioneer Aircraft Finance Ltd.,
954,462	Series 2019-1-C	6.90%	(a)(b)	06/15/2044	771,097

	Regional Ltd.,
2,000,000	Series 2021-1A-A	5.75%		04/15/2041	1,989,104

	SoFi Consumer Loan Program Trust,
20,000	Series 2021-A-R1	10.00%	(a)(b)(g)	08/17/2043	476,004

	SoFi Professional Loan Program,
20,000	Series 2018-A-R1	0.06%	(a)(b)(g)	02/25/2042	613,898
5,930	Series 2018-A-R2	0.06%	(a)(b)(g)	02/25/2042	182,021
10,000	Series 2021-B-R1	0.07%	(a)(b)(g)	02/15/2047	657,895

	START Ireland,
1,106,510	Series 2019-1-C	6.41%	(a)(b)	03/15/2044	896,014
43,467	Start Ltd., Series 2019-2-C	6.66%	(a)(b)	11/15/2044	35,072

	Sunnova Helios Issuer LLC,
1,429,987	Series 2019-AA-B	4.49%	(a)	06/20/2046	1,499,420
2,063,660	Wave LLC, Series 2019-1-C	6.41%	(a)(b)	09/15/2044	1,674,173

	Total Asset Backed Obligations (Cost $13,585,469)				12,434,524

COLLATERALIZED LOAN OBLIGATIONS 16.7%

	AIMCO,
700,000	Series 2021-15A-E (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.04%	(a)	10/17/2034	699,940

	Apidos Ltd.,
1,250,000	Series 2021-35A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.95%	(a)	04/20/2034	1,250,392

	Barings Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	6.30%	(a)	04/25/2034	497,244

	Canyon Capital Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.41%, 6.41% Floor)	6.54%	(a)	04/15/2034	498,945
500,000	Series 2021-3A-E (3 Month LIBOR USD + 6.20%, 6.20% Floor)	6.30%	(a)	07/15/2034	499,056

	CIFC Funding Ltd.,
500,000	Series 2015-4A-CR2 (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	04/20/2034	498,807
500,000	Series 2021-4A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.09%	(a)	07/15/2033	500,050

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	3.03%	(a)	07/21/2030	995,506

	Highbridge Loan Management Ltd.,
2,000,000	Series 12A-18-C (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.88%	(a)	07/18/2031	1,977,869

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LCM LP,
900,000	Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	3.58%	(a)	07/15/2027	903,409

	Madison Park Funding Ltd.,
500,000	Series 2021-48A-E (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.38%	(a)	04/19/2033	501,767

	Magnetite Ltd.,
500,000	Series 2019-23A-D (3 Month LIBOR USD + 3.60%, 3.60% Floor)	3.73%	(a)	10/25/2032	500,410
1,275,000	Series 2021-29A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.88%	(a)	01/15/2034	1,261,414

	Neuberger Berman Loan Advisers Ltd.,
500,000	Series 2016-21A-DR2 (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.43%	(a)	04/20/2034	502,360

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.03%	(a)	07/15/2029	1,003,885
500,000	Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	2.98%	(a)	07/25/2030	496,431
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.67%	(a)	04/15/2034	500,102

	OHA Credit Funding Ltd.,
500,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.40%	(a)	07/02/2035	500,053
1,000,000	Series 2019-4A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.89%	(a)	10/22/2032	1,004,444

	Point Au Roche Park Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	6.28%	(a)	07/20/2034	499,918

	RR Ltd.,
1,000,000	Series 2017-2A-DR (3 Month LIBOR USD + 5.80%, 5.80% Floor)	5.93%	(a)	04/15/2036	988,079

	Sound Point Ltd.,
1,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.86%, 6.86% Floor)	6.99%	(a)	07/20/2034	990,159

	Trimaran CAVU LLC,
3,500,000	Series 2019-2A-C (3 Month LIBOR USD + 4.72%, 4.72% Floor)	4.85%	(a)	11/26/2032	3,533,488

	Venture Ltd.,
500,000	Series 2020-39A-D (3 Month LIBOR USD + 4.25%, 4.25% Floor)	4.38%	(a)	04/15/2033	504,570

	Wind River Ltd.,
500,000	Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	3.98%	(a)	04/15/2035	505,313
1,000,000	Series 2019-2A-E (3 Month LIBOR USD + 7.25%, 7.25% Floor)	7.38%	(a)	01/15/2033	1,005,281

	Total Collateralized Loan Obligations (Cost $22,407,630)				22,618,892

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	111

Schedule of Investments DoubleLine Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 21.9%

	Alen Mortgage Trust,
1,000,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.08%	(a)	04/15/2034	1,004,777

	Arbor Multifamily Mortgage Securities Trust,
9,731,000	Series 2021-MF3-XD	1.29%	(a)(c)(d)	10/15/2054	998,148

	Banc of America Commercial Mortgage Trust,
198,916	Series 2007-4-G	6.07%	(a)(c)	02/10/2051	200,040

	Bancorp Commercial Mortgage Trust,
1,500,000	Series 2019-CRE5-E (1 Month LIBOR USD + 3.75%, 3.75% Floor)	3.83%	(a)	03/15/2036	1,494,340
1,000,000	Series 2019-CRE6-E (Secured Overnight Financing Rate 30 Day Average + 2.96%, 2.85% Floor)	3.01%	(a)	09/15/2036	1,004,926

	BANK,
13,409,430	Series 2019-BN19-XFG	1.17%	(a)(c)(d)	08/15/2061	927,100

	BSREP Commercial Mortgage Trust,
1,000,000	Series 2021-DC-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	3.93%	(a)	08/15/2038	1,005,248

	BX Trust,
993,650	Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.33%	(a)	07/15/2034	1,001,043
1,000,000	Series 2021-SOAR-J (1 Month LIBOR USD + 3.75%, 3.75% Floor)	3.83%	(a)	06/15/2038	1,003,857
1,000,000	Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	4.01%	(a)	06/15/2023	1,004,012

	CLNC Ltd.,
1,000,000	Series 2019-FL1-D (Secured Overnight Financing Rate 30 Day Average + 3.01%, 2.90% Floor)	3.06%	(a)	08/20/2035	984,992

	Commercial Mortgage Pass-Through Certificates,
17,739,000	Series 2014-CR20-XF	1.43%	(a)(c)(d)	11/10/2047	679,510

	CSAIL Commercial Mortgage Trust,
8,120,000	Series 2021-C20-XD	1.60%	(a)(c)(d)	03/15/2054	990,418

	DBGS Mortgage Trust,
87,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	2.68%	(a)	06/15/2033	84,946

	Fontainebleau Miami Beach Trust,
1,242,000	Series 2019-FBLU-H	4.09%	(a)(c)	12/10/2036	1,212,059

	FREMF Mortgage Trust,
1,685,370	Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	12/25/2026	1,681,344
351,125	Series 2017-KF28-B (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.08%	(a)	01/25/2024	351,405
1,112,383	Series 2018-KF56-C (1 Month LIBOR USD + 5.80%, 5.80% Floor)	5.88%	(a)	11/25/2028	1,124,292

	Great Wolf Trust,
500,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.22%	(a)	12/15/2036	491,369

	GS Mortgage Securities Trust,
464,000	Series 2014-GC26-D	4.66%	(a)(c)	11/10/2047	316,215
1,000,000	Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.18%	(a)	08/15/2032	968,913

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2019-UES-G	4.60%	(a)(c)	05/05/2032	890,283

	JPMBB Commercial Mortgage Securities Trust,
1,500,000	Series 2014-C23-E	3.36%	(a)(b)(c)	09/15/2047	1,178,806

	Morgan Stanley Capital Trust,
	Series 2007-T27-C	6.21%	(a)(c)	06/11/2042	1,005,188
1,000,000	Series 2012-C4-C	5.54%	(a)(c)	03/15/2045	999,472
636,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	11/15/2034	599,616

	Tharaldson Hotel Portfolio Trust,
405,040	Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.41%	(a)	11/11/2034	403,802
810,080	Series 2018-THL-F (1 Month LIBOR USD + 4.10%, 3.95% Floor)	4.19%	(a)	11/11/2034	791,245

	UBS Commercial Mortgage Trust,
1,562,000	Series 2013-C5-D	4.22%	(a)(c)	03/10/2046	1,358,272
1,222,000	Series 2018-C12-C	5.13%	(c)	08/15/2051	1,306,458
562,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.92%	(a)	02/15/2032	531,835

	Wells Fargo Commercial Mortgage Trust,
48,314,000	Series 2016-C37-XB	0.36%	(c)(d)	12/15/2049	819,975
11,192,000	Series 2021-C60-XD	1.37%	(a)(c)(d)	08/15/2054	1,202,355

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $30,468,715)				29,616,261

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 27.3%

	AMSR Trust,
1,000,000	Series 2020-SFR4-G2	4.87%	(a)	11/17/2037	1,032,313
2,000,000	Series 2021-SFR1-G	4.61%	(a)(c)	06/17/2038	2,061,275

	Angel Oak Mortgage Trust LLC,
1,100,000	Series 2019-2-B2	6.29%	(a)(c)	03/25/2049	1,117,956

	Citigroup Mortgage Loan Trust,
135,524	Series 2019-E-A1	3.23%	(a)(i)	11/25/2070	135,873

	CitiMortgage Alternative Loan Trust,
1,844,835	Series 2007-A3-1A1	6.00%	(e)	03/25/2037	1,904,159

	Connecticut Avenue Securities Trust,
1,570,236	Series 2020-R01-1M2 (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.14%	(a)	01/25/2040	1,580,170

	CSMC Trust,
1,372,000	Series 2021-NQM4-B2	4.18%	(a)(c)	05/25/2066	1,362,503

	FMC GMSR Issuer Trust,
2,500,000	Series 2019-GT2-B	4.72%	(a)(c)	09/25/2024	2,475,185
1,400,000	Series 2021-GT1-B	4.36%	(a)(c)	07/25/2026	1,400,483

	Homeward Opportunities Fund Trust,
846,338	Series 2020-BPL1-A2	5.44%	(a)(i)	08/25/2025	870,373

	Legacy Mortgage Asset Trust,
2,500,000	Series 2019-GS6-A2	4.45%	(a)(i)	06/25/2059	2,514,927

	LHOME Mortgage Trust,
1,400,000	Series 2021-RTL1-M	4.46%	(a)(c)	09/25/2026	1,392,012

	NRZ FHT Excess LLC,
1,610,925	Series 2020-FHT1-A	4.21%	(a)	11/25/2025	1,644,698

	Progress Residential Trust,
1,205,000	Series 2021-SFR1-H	5.00%	(a)	04/17/2038	1,236,670
1,800,000	Series 2021-SFR6-G	4.00%	(a)	07/17/2038	1,820,198

	PRPM LLC,
1,000,000	Series 2020-3-A2	5.07%	(a)(i)	09/25/2025	1,006,359
1,400,000	Series 2021-2-A2	3.77%	(a)(c)	03/25/2026	1,401,637

	SG Residential Mortgage Trust,
1,250,000	Series 2021-1-B2	4.30%	(a)(c)	07/25/2061	1,246,647

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Spruce Hill Mortgage Loan Trust,
1,600,000	Series 2020-SH2-M1	4.33%	(a)(c)	06/25/2055	1,633,706

	Velocity Commercial Capital Loan Trust,
326,960	Series 2019-1-M4	4.61%	(a)(c)	03/25/2049	332,466
149,142	Series 2019-1-M5	5.70%	(a)(c)	03/25/2049	152,277
350,925	Series 2019-1-M6	6.79%	(a)(c)	03/25/2049	359,017

	Verus Securitization Trust,
1,400,000	Series 2020-5-B2	4.71%	(a)(c)	05/25/2065	1,410,047
1,500,000	Series 2021-3-B2	3.96%	(a)(c)	06/25/2066	1,491,820
1,300,000	Series 2021-R1-B2	4.20%	(a)(c)	10/25/2063	1,305,575
2,000,000	Series 2021-R2-B2	4.26%	(a)(c)	02/25/2064	2,000,005

	VOLT LLC,
1,000,000	Series 2021-NPL3-A2	4.95%	(a)(i)	02/27/2051	1,001,286
1,100,000	Series 2021-NPL5-A2	4.83%	(a)(i)	03/27/2051	1,100,863

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $36,688,538)				36,990,500

US CORPORATE BONDS 0.8%
1,050,347	United Airlines Pass-Through Trust	3.65%		01/07/2026	1,046,589

	Total US Corporate Bonds (Cost $1,030,191)				1,046,589

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 14.7%

	Federal Home Loan Mortgage Corporation,
1,347,778	Pool SB8088	1.50%		02/01/2036	1,362,477
1,002,918	Series 2020-HQA1-M2 (1 Month LIBOR USD + 1.90%)	1.99%	(a)	01/25/2050	1,006,664
1,759,376	Series 5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(h)	07/25/2050	389,433
2,274,050	Series 5037-IO	3.00%	(d)	11/25/2050	352,702
5,573,349	Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	2.45%	(d)(h)	06/25/2051	394,949

	Federal National Mortgage Association,
1,300,000	Pool MA4437	2.00%		10/01/2051	1,304,881
2,232,686	Series 2020-53-DI	3.00%	(d)	08/25/2060	373,941
1,713,121	Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(h)	08/25/2050	365,675
1,506,885	Series 2020-77-S (-1 x Secured Overnight Financing Rate 30 Day Average + 4.15%, 4.15% Cap)	4.10%	(d)(h)	11/25/2050	224,467
2,672,698	Series 2020-77-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 4.10%, 4.10% Cap)	4.05%	(d)(h)	11/25/2050	386,274
1,381,595	Series 2020-M10-X2	1.82%	(c)(d)	12/25/2030	170,609
2,847,302	Series 2020-M17-X1	1.44%	(c)(d)	01/25/2028	177,983
4,333,731	Series 2021-21-GI	4.00%	(d)	07/25/2043	743,631
1,300,000	Series 2021-DNA5-M2 (Secured Overnight Financing Rate 30 Day Average + 1.65%)	1.70%	(a)	01/25/2034	1,311,626

	Government National Mortgage Association,
3,291,394	Series 2015-80-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(d)(h)	06/20/2045	778,302

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
2,737,981	Series 2020-112-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.20%, 6.20% Cap)	6.15%	(d)(h)	08/20/2050	607,393
1,778,225	Series 2020-112-MS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	08/20/2050	371,412
4,263,860	Series 2020-129-SE (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.66%	(d)(h)	09/20/2050	422,190
3,353,061	Series 2020-138-IL	3.50%	(d)	09/20/2050	393,652
1,767,517	Series 2020-140-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.26%	(d)(h)	09/20/2050	366,452
2,299,488	Series 2020-142-SD (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	09/20/2050	489,048
1,466,827	Series 2020-160-LS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	10/20/2050	309,699
1,862,298	Series 2020-167-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	11/20/2050	390,102
1,815,485	Series 2020-167-SD (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	11/20/2050	402,895
1,998,059	Series 2020-175-BS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	11/20/2050	436,392
1,461,647	Series 2020-188-LS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	11/20/2050	399,863
1,612,486	Series 2020-189-SP (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	12/20/2050	285,210
3,121,567	Series 2020-196-DI	2.50%	(d)	12/20/2050	443,193
1,875,180	Series 2020-98-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(h)	07/20/2050	407,573
6,161,240	Series 2021-114-SB (-1 x 1 Month LIBOR USD + 2.60%, 2.60% Cap)	2.51%	(d)(h)	06/20/2051	423,689
4,033,111	Series 2021-117-HI	3.50%	(d)	07/20/2051	434,514
6,700,293	Series 2021-125-AS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	3.20%	(d)(h)	07/20/2051	431,777
3,988,014	Series 2021-139-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 3.20%, 3.20% Cap)	3.15%	(d)(h)	08/20/2051	485,558
2,818,377	Series 2021-2-IO	0.92%	(c)(d)	06/16/2063	230,320
3,427,577	Series 2021-46-ES (-1 x 1 Month LIBOR USD + 2.80%, 2.80% Cap)	2.71%	(d)(h)	03/20/2051	305,649
5,998,940	Series 2021-59-S (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55%	(d)(h)	04/20/2051	429,997
3,556,482	Series 2021-80-IO	0.91%	(c)(d)	12/16/2062	296,310
4,581,480	Series 2021-96-TS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	3.20%	(d)(h)	06/20/2051	454,928
2,734,927	Series 2021-98-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	06/20/2051	447,418
2,865,904	Series 2021-98-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	06/20/2051	446,535

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	113

Schedule of Investments DoubleLine Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,551,738	Series 2021-98-SW (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(h)	06/20/2051	469,930

	Total US Government and Agency Mortgage Backed Obligations (Cost $20,966,342)				19,925,313

US GOVERNMENT AND AGENCY OBLIGATIONS 3.0%
4,300,000	United States Treasury Notes	0.50%		08/31/2027	4,139,758

	Total US Government and Agency Obligations (Cost $4,306,743)				4,139,758

SHORT TERM INVESTMENTS 6.6%
2,956,669	First American Government Obligations Fund - Class U	0.30%	(f)		2,956,669
2,956,669	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.30%	(f)		2,956,669
2,956,670	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.30%	(f)		2,956,670

	Total Short Term Investments (Cost $8,870,008)				8,870,008

	Total Investments 100.2% (Cost $138,323,636)				135,641,845
	Liabilities in Excess of Other Assets (0.2)%				(253,941)

	NET ASSETS 100.0%				$135,387,904

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	27.3%
Non-Agency Commercial Mortgage Backed Obligations	21.9%
Collateralized Loan Obligations	16.7%
US Government and Agency Mortgage Backed Obligations	14.7%
Asset Backed Obligations	9.2%
Short Term Investments	6.6%
US Government and Agency Obligations	3.0%
Aerospace & Defense	0.8%
Other Assets and Liabilities	(0.2)%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Value determined using significant unobservable inputs.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Interest only security

(e)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)	Seven-day yield as of period end

(g)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Trend Fund (Consolidated)	(Unaudited) September 30, 2021

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 20.5%
2,470,000	United States Treasury Notes	0.38%	(b)	09/15/2024	2,459,580

	Total US Government and Agency Obligations (Cost $2,466,139)				2,459,580

AFFILIATED MUTUAL FUNDS 73.1%
173,337	DoubleLine Floating Rate Fund (Class I)				1,657,106
177,682	Doubleline Income Fund (Class I)				1,647,116
548,157	DoubleLine Low Duration Bond Fund (Class I)				5,454,158

	Total Affiliated Mutual Funds (Cost $8,788,000)				8,758,380

SHORT TERM INVESTMENTS 2.2%
88,555	First American Government Obligations Fund - Class U	0.03%	(a)(b)		88,555

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
88,555	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(a)(b)		88,555
88,555	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(a)(b)		88,555

	Total Short Term Investments (Cost $265,665)				265,665

	Total Investments 95.8% (Cost $11,519,804)				11,483,625
	Other Assets in Excess of Liabilities 4.2%				506,340

	NET ASSETS 100.0%				$11,989,965

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	73.1%
US Government and Agency Obligations	20.5%
Short Term Investments	2.2%
Other Assets and Liabilities	4.2%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Entry Fee(3)	Exit Fee(4)	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	03/16/2022	1,994,416	$700,187
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	11/16/2021	333,680	14,074
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	11/16/2021	1,066,370	(40,031)
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	03/16/2022	8,069,672	(117,006)

									$557,224

(1)

The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Ex-Commodity Sub-Basket Swap represents a swap on a basket of indices without commodities. Information on the sector constituents as of September 30, 2021, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(2)

All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund. The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Commodity Sub-Basket Swap represents a swap on a basket of commodity indices. Information on the sector constituents as of September 30, 2021, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(3)	Entry fee incurs when the Fund puts on new swap exposure. It is a trading cost and incorporated in the cost of the swap.

(4)	Exit fee incurs when the Fund terminates the swap exposure. It is incorporated into daily valuation of the swap.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	115

Schedule of Investments DoubleLine Multi-Asset Trend Fund (Consolidated) (Cont.)

A summary of the DoubleLine Multi-Asset Trend Fund’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at September 30, 2021	Value at September 30, 2021	Change in Unrealized for the Period Ended September 30, 2021	Dividend Income Earned for the Period Ended September 30, 2021	Net Realized Gain (Loss) for the Period Ended September 30, 2021
DoubleLine Low Duration Bond Fund (Class I)	$4,985,000	$480,000	$—	548,157	$5,454,158	$(10,842)	$45,271	$—
DoubleLine Floating Rate Fund (Class I)	1,495,283	154,000	—	173,337	1,657,106	7,823	25,166	—
Doubleline Income Fund (Class I)	1,495,166	154,000	—	177,682	1,647,116	(2,050)	37,421	—

	$7,975,449	$788,000	$—	899,176	$8,758,380	$(5,069)	$107,858	$—

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	(Unaudited) September 30, 2021

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$47,058,812,106	$10,151,209,742	$852,115,532	$16,818,361	$7,292,488,110	$332,653,287
Investments in Affiliated Mutual Funds, at Value *	—	1,044,577,238	—	4,912,686	—	—
Short Term Investments *	2,487,754,690	641,395,731	11,188,610	8,435,952	381,401,993	34,732,061
Foreign Currency, at Value *	—	—	—	190	—	—
Receivable for Investments Sold	1,977,681,557	581,358,197	—	—	41,641,826	11,078,138
Interest and Dividends Receivable	132,929,084	47,801,410	9,492,287	100,633	18,487,260	1,955,642
Receivable for Fund Shares Sold	90,915,661	21,105,297	750,395	21,579	22,873,700	736,590
Prepaid Expenses and Other Assets	795,919	185,754	22,014	12,901	226,249	18,242
Cash	—	8,450,014	—	280,000	205,997	1,451,253
Net Unrealized Appreciation on Swaps	—	—	—	—	—	—
Deposit at Broker for Futures	—	—	—	1,328,462	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Due from Broker	—	—	—	—	—	—
Total Assets	51,748,889,017	12,496,083,383	873,568,838	31,910,764	7,757,325,135	382,625,213

LIABILITIES
Payable for Investments Purchased	2,624,365,123	728,745,190	—	93	147,369,933	33,598,692
Payable for Fund Shares Redeemed	70,494,436	34,326,326	972,218	22,649	7,112,617	147,944
Distribution Payable	26,374,305	7,987,694	826,743	110,036	2,622,315	556,729
Investment Advisory Fees Payable	16,208,968	3,454,984	547,336	12,777	2,166,853	142,096
Sub-Transfer Agent Expenses Payable	4,767,507	746,658	119,985	1,422	417,211	8,868
Distribution Fees Payable	2,574,080	193,255	16,481	3,529	861,487	9,186
Accrued Expenses	1,860,056	363,050	76,404	22,377	145,673	20,476
Administration, Fund Accounting and Custodian Fees Payable	1,653,098	477,971	47,138	6,831	306,068	48,010
Trustees Fees Payable (See Note 8)	1,308,412	245,067	27,366	5,210	145,550	10,309
Transfer Agent Expenses Payable	1,254,588	311,353	39,221	3,923	176,907	11,003
Professional Fees Payable	644,528	214,633	71,383	64,203	104,926	36,291
Payable to Broker	—	—	—	12,683	—	—
Interest Expense Payable	—	—	7,194	—	1,263	35,461
Variation Margin Payable	—	—	—	42,277	—	—
Net Unrealized Depreciation on Swaps	—	—	—	316,832	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	2,751,505,101	777,066,181	2,751,469	624,842	161,430,803	34,625,065
Commitments and Contingencies (See Note 2)
Net Assets	$48,997,383,916	$11,719,017,202	$870,817,369	$31,285,922	$7,595,894,332	$348,000,148

NET ASSETS CONSIST OF:
Paid-in Capital	$52,467,589,980	$11,607,836,854	$955,598,421	$38,559,382	$7,732,946,760	$384,505,512
Undistributed (Accumulated) Net Investment Income (Loss)	(88,528,709)	(13,225,205)	(685,251)	(4,004)	(1,246,486)	53,895
Accumulated Net Realized Gain (Loss) on Investments	(3,275,406,598)	33,368,623	(47,094,893)	(6,299,128)	(76,952,975)	(39,239,712)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(106,265,035)	71,967,699	(37,000,908)	(328,986)	(58,852,967)	2,680,453
Investments in Affiliated Mutual Funds	—	19,069,708	—	(27,078)	—	—
Short Term Investments	(5,722)	(477)	—	120	—	—
Foreign Currency	—	—	—	190	—	—
Forwards	—	—	—	—	—	—
Futures	—	—	—	(297,742)	—	—
Swaps	—	—	—	(316,832)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Total Distributable Earnings (Loss) (See Note 6)	(3,470,206,064)	111,180,348	(84,781,052)	(7,273,460)	(137,052,428)	(36,505,364)
Net Assets	$48,997,383,916	$11,719,017,202	$870,817,369	$31,285,922	$7,595,894,332	$348,000,148

*Identified Cost:
Investments in Unaffiliated Securities	$47,165,077,141	$10,079,242,043	$889,116,440	$17,147,347	$7,351,341,077	$329,972,834
Investments in Affiliated Mutual Funds	—	1,025,507,530	—	4,939,764	—	—
Short Term Investments	2,487,760,412	641,396,208	11,188,610	8,435,832	381,401,993	34,732,061
Foreign Currency	—	—	—	—	—	—

Class I (unlimited shares authorized):
Net Assets	$41,917,373,632	$11,110,533,419	$826,119,823	$27,792,947	$6,381,102,243	$328,649,917
Shares Outstanding	3,993,529,348	1,003,426,778	78,608,241	2,798,574	641,425,043	34,387,949
Net Asset Value, Offering and Redemption Price per Share	$10.50	$11.07	$10.51	$9.93	$9.95	$9.56

Class N (unlimited shares authorized):
Net Assets	$5,196,644,346	$502,817,255	$44,697,546	$—	$1,165,278,343	$19,350,231
Shares Outstanding	495,311,610	45,448,089	4,250,501	—	117,227,486	2,020,447
Net Asset Value, Offering and Redemption Price per Share	$10.49	$11.06	$10.52	$—	$9.94	$9.58

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$3,492,975	$—	$—
Shares Outstanding	—	—	—	351,231	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.36	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.94	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$1,883,365,938	$105,666,528	$—	$—	$49,513,746	$—
Shares Outstanding	179,403,964	9,541,337	—	—	4,976,682	—
Net Asset Value, Offering and Redemption Price per Share	$10.50	$11.07	$—	$—	$9.95	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	117

Statements of Assets and Liabilities (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$8,280,395,493	$1,222,258,688	$250,421,660	$71,083,474	$—	$683,563,789
Investments in Affiliated Mutual Funds, at Value *	200,148,954	46,572,081	—	—	—	—
Short Term Investments *	425,120,526	55,075,043	11,822,070	686,339	196,460,147	21,217,234
Foreign Currency, at Value *	—	—	—	—	—	9,159,010
Receivable for Investments Sold	50,641,792	5,641,422	—	—	—	7,694,160
Interest and Dividends Receivable	18,545,127	6,971,846	1,975,853	203,885	231	3,929,695
Receivable for Fund Shares Sold	13,719,549	1,818,920	661,570	49,819	176,973	8,140
Prepaid Expenses and Other Assets	158,417	36,180	22,664	10,953	17,025	24,326
Cash	2,428,774	564,839	—	—	—	—
Net Unrealized Appreciation on Swaps	727,425,935	—	—	—	3,036,698	—
Deposit at Broker for Futures	—	—	—	1,177,295	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Due from Broker	29,005,215	—	—	—	—	—
Total Assets	9,747,589,782	1,338,939,019	264,903,817	73,211,765	199,691,074	725,596,354

LIABILITIES
Payable for Investments Purchased	119,384,987	20,806,271	1,397,781	—	—	—
Payable for Fund Shares Redeemed	6,933,113	1,108,110	318,701	5,938	50,610	4,763
Distribution Payable	3,759,602	1,256,645	63,065	119,080	—	1,275,472
Investment Advisory Fees Payable	3,716,329	649,710	88,296	20,116	162,171	301,694
Sub-Transfer Agent Expenses Payable	1,230,617	131,345	68	7,884	25,939	6,687
Distribution Fees Payable	301,297	105,853	10,300	2,991	6,065	—
Accrued Expenses	144,657	59,621	19,224	6,479	44,565	37,312
Administration, Fund Accounting and Custodian Fees Payable	416,802	109,551	15,067	4,476	8,235	57,926
Trustees Fees Payable (See Note 8)	131,151	26,626	5,615	1,976	7,516	18,339
Transfer Agent Expenses Payable	245,894	37,691	6,487	2,206	10,187	15,976
Professional Fees Payable	98,120	42,955	29,920	29,801	26,667	28,028
Payable to Broker	—	—	—	—	—	—
Interest Expense Payable	—	—	—	—	—	—
Variation Margin Payable	—	—	—	38,967	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	136,362,569	24,334,378	1,954,524	239,914	341,955	1,746,197
Commitments and Contingencies (See Note 2)
Net Assets	$9,611,227,213	$1,314,604,641	$262,949,293	$72,971,851	$199,349,119	$723,850,157

NET ASSETS CONSIST OF:
Paid-in Capital	$6,865,057,394	$1,379,635,955	$263,682,238	$74,492,127	$156,796,916	$720,835,067
Undistributed (Accumulated) Net Investment Income (Loss)	(7,702,728)	(532,782)	(110,139)	10,567	24,347,803	(2,790,315)
Accumulated Net Realized Gain (Loss) on Investments	2,057,916,369	(46,360,581)	1,136,019	(4,495,269)	15,151,776	5,047,200
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(32,116,406)	(18,280,822)	(1,758,825)	3,786,279	—	801,007
Investments in Affiliated Mutual Funds	647,262	142,871	—	—	—	—
Short Term Investments	(613)	—	—	—	15,926	—
Foreign Currency	—	—	—	—	—	15,332
Forwards	—	—	—	—	—	—
Futures	—	—	—	(821,853)	—	—
Swaps	727,425,935	—	—	—	3,036,698	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(58,134)
Total Distributable Earnings (Loss) (See Note 6)	2,746,169,819	(65,031,314)	(732,945)	(1,520,276)	42,552,203	3,015,090
Net Assets	$9,611,227,213	$1,314,604,641	$262,949,293	$72,971,851	$199,349,119	$723,850,157

*Identified Cost:
Investments in Unaffiliated Securities	$8,312,511,899	$1,240,539,510	$252,180,485	$67,297,195	$—	$682,762,782
Investments in Affiliated Mutual Funds	199,501,692	46,429,210	—	—	—	—
Short Term Investments	425,121,139	55,075,043	11,822,070	686,339	196,444,221	21,217,234
Foreign Currency	—	—	—	—	—	9,143,678

Class I (unlimited shares authorized):
Net Assets	$8,839,467,549	$1,047,068,221	$235,286,866	$71,461,190	$177,000,182	$723,251,400
Shares Outstanding	413,918,915	108,213,555	23,830,787	7,340,532	16,403,662	71,553,294
Net Asset Value, Offering and Redemption Price per Share	$21.36	$9.68	$9.87	$9.74	$10.79	$10.11

Class N (unlimited shares authorized):
Net Assets	$754,641,197	$154,686,655	$27,662,427	$1,510,661	$22,348,937	$598,757
Shares Outstanding	35,361,014	15,998,148	2,797,450	155,605	2,092,960	59,400
Net Asset Value, Offering and Redemption Price per Share	$21.34	$9.67	$9.89	$9.71	$10.68	$10.08

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$17,118,467	$112,849,765	$—	$—	$—	$—
Shares Outstanding	801,405	11,658,891	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$21.36	$9.68	$—	$—	$—	$—

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2021

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$561,627,326	$137,293,375	$71,104,978	$15,492,989	$9,285,486	$126,771,837
Investments in Affiliated Mutual Funds, at Value *	—	—	6,774,259	—	—	—
Short Term Investments *	20,293,287	88,120,700	1,062,026	224,913	225,574	8,870,008
Foreign Currency, at Value *	—	—	—	—	11,121	—
Receivable for Investments Sold	46,739	—	115,405	45,675	—	—
Interest and Dividends Receivable	3,041,886	220,334	264,585	49,014	143,204	708,827
Receivable for Fund Shares Sold	33,319	235	420,844	5,496	—	292,058
Prepaid Expenses and Other Assets	30,145	22,944	9,372	4,234	19,644	81,463
Cash	—	—	—	305	6,018	—
Net Unrealized Appreciation on Swaps	—	—	6,008,460	185,346	—	—
Deposit at Broker for Futures	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	1,967	4,780	—
Due from Broker	—	—	—	—	—	—
Total Assets	585,072,702	225,657,588	85,759,929	16,009,939	9,695,827	136,724,193

LIABILITIES
Payable for Investments Purchased	—	—	398,963	231,759	—	994,083
Payable for Fund Shares Redeemed	12,302	654	8,476	361	—	147,971
Distribution Payable	1,084,797	30,847	76,631	670	—	78,363
Investment Advisory Fees Payable	241,404	27,809	25,411	—	—	52,483
Sub-Transfer Agent Expenses Payable	5,799	9,292	5,175	7,415	737	—
Distribution Fees Payable	4,001	807	3,127	1,281	285	1,912
Accrued Expenses	21,064	7,782	8,376	18,004	47,924	27,268
Administration, Fund Accounting and Custodian Fees Payable	24,115	16,666	12,195	28,982	11,500	3,356
Trustees Fees Payable (See Note 8)	11,057	4,736	1,591	2,320	545	1,093
Transfer Agent Expenses Payable	13,895	3,737	4,529	1,923	709	3,553
Professional Fees Payable	32,510	29,007	28,767	25,400	70,485	26,207
Payable to Broker	—	—	—	5,284	—	—
Interest Expense Payable	—	—	—	—	—	—
Variation Margin Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	3,600,834	—	—	—
Total Liabilities	1,450,944	131,337	4,174,075	323,399	132,185	1,336,289
Commitments and Contingencies (See Note 2)
Net Assets	$583,621,758	$225,526,251	$81,585,854	$15,686,540	$9,563,642	$135,387,904

NET ASSETS CONSIST OF:
Paid-in Capital	$562,938,216	$225,152,136	$84,822,149	$15,164,825	$10,449,645	$140,799,877
Undistributed (Accumulated) Net Investment Income (Loss)	(844,949)	(712)	(179,796)	(17)	72,742	26,655
Accumulated Net Realized Gain (Loss) on Investments	3,873,298	(117,962)	(5,013,647)	722,815	(300,855)	(2,756,837)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	17,655,193	489,518	(395,023)	(386,429)	(654,405)	(2,681,791)
Investments in Affiliated Mutual Funds	—	—	(55,455)	—	—	—
Short Term Investments	—	3,271	—	—	—	—
Foreign Currency	—	—	—	—	105	—
Forwards	—	—	(3,600,834)	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	6,008,460	185,346	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	(3,590)	—
Total Distributable Earnings (Loss) (See Note 6)	20,683,542	374,115	(3,236,295)	521,715	(886,003)	(5,411,973)
Net Assets	$583,621,758	$225,526,251	$81,585,854	$15,686,540	$9,563,642	$135,387,904

*Identified Cost:
Investments in Unaffiliated Securities	$543,972,133	$136,803,857	$71,500,001	$15,879,418	$9,939,891	$129,453,628
Investments in Affiliated Mutual Funds	—	—	6,829,714	—	—	—
Short Term Investments	20,293,287	88,117,429	1,062,026	224,913	225,574	8,870,008
Foreign Currency	—	—	—	—	11,016	—

Class I (unlimited shares authorized):
Net Assets	$572,923,096	$223,984,932	$73,676,144	$13,334,134	$9,449,270	$130,905,885
Shares Outstanding	54,695,176	22,263,441	5,513,960	1,023,187	1,035,137	14,120,849
Net Asset Value, Offering and Redemption Price per Share	$10.47	$10.06	$13.36	$13.03	$9.13	$9.27

Class N (unlimited shares authorized):
Net Assets	$10,698,662	$1,541,319	$7,909,710	$2,352,406	$114,372	$4,482,019
Shares Outstanding	1,021,352	153,028	591,863	180,061	12,533	482,670
Net Asset Value, Offering and Redemption Price per Share	$10.47	$10.07	$13.36	$13.06	$9.13	$9.29

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	119

Statements of Assets and Liabilities (Cont.)

DoubleLine Multi-Asset Trend Fund (Consolidated)

ASSETS
Investments in Unaffiliated Securities, at Value *	$2,459,580
Investments in Affiliated Mutual Funds, at Value *	8,758,380
Short Term Investments *	265,665
Foreign Currency, at Value *	—
Receivable for Investments Sold	—
Interest and Dividends Receivable	19,067
Receivable for Fund Shares Sold	34,856
Prepaid Expenses and Other Assets	464
Cash	—
Net Unrealized Appreciation on Swaps	557,224
Deposit at Broker for Futures	—
Due from Advisor (See Note 3)	29,416
Due from Broker	—
Total Assets	12,124,652

LIABILITIES
Payable for Investments Purchased	—
Payable for Fund Shares Redeemed	97
Distribution Payable	341
Investment Advisory Fees Payable	—
Sub-Transfer Agent Expenses Payable	2,901
Distribution Fees Payable	100
Accrued Expenses	37,973
Administration, Fund Accounting and Custodian Fees Payable	5,194
Trustees Fees Payable (See Note 8)	32
Transfer Agent Expenses Payable	1,001
Professional Fees Payable	87,048
Payable to Broker	—
Interest Expense Payable	—
Variation Margin Payable	—
Net Unrealized Depreciation on Swaps	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—
Total Liabilities	134,687
Commitments and Contingencies (See Note 2)
Net Assets	$11,989,965

NET ASSETS CONSIST OF:
Paid-in Capital	$11,408,212
Undistributed (Accumulated) Net Investment Income (Loss)	(10,877)
Accumulated Net Realized Gain (Loss) on Investments	71,585
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(6,559)
Investments in Affiliated Mutual Funds	(29,620)
Short Term Investments	—
Foreign Currency	—
Forwards	—
Futures	—
Swaps	557,224
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—
Total Distributable Earnings (Loss) (See Note 6)	581,753
Net Assets	$11,989,965

*Identified Cost:
Investments in Unaffiliated Securities	$2,466,139
Investments in Affiliated Mutual Funds	8,788,000
Short Term Investments	265,665
Foreign Currency	—

Class I (unlimited shares authorized):
Net Assets	$11,789,636
Shares Outstanding	1,119,870
Net Asset Value, Offering and Redemption Price per Share	$10.53

Class N (unlimited shares authorized):
Net Assets	$200,329
Shares Outstanding	19,030
Net Asset Value, Offering and Redemption Price per Share	$10.53

Class A (unlimited shares authorized):
Net Assets	$—
Shares Outstanding	—
Net Asset Value, Offering Price per Share	$—
Net Asset Value, Redemption Price per Share	$—

Class R6 (unlimited shares authorized):
Net Assets	$—
Shares Outstanding	—
Net Asset Value, Offering and Redemption Price per Share	$—

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	(Unaudited) For the Period Ended September 30, 2021

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$777,650,760	$163,185,264	$20,652,961	$409,220	$74,363,347	$5,968,036
Dividends from Unaffiliated Securities	—	1,715	—	102,839	—	—
Dividends from Affiliated Mutual Funds	—	9,048,405	—	84,891	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	777,650,760	172,235,384	20,652,961	596,950	74,363,347	5,968,036
Expenses:
Investment Advisory Fees	99,445,567	23,464,075	3,270,445	139,575	12,599,950	765,054
Sub-Transfer Agent Expenses - Class I	10,549,717	1,600,557	249,362	6,370	789,765	18,103
Sub-Transfer Agent Expenses - Class N	1,284,755	75,781	13,764	—	155,204	1,120
Sub-Transfer Agent Expenses - Class A	—	—	—	338	—	—
Distribution Fees - Class N	6,540,014	655,960	57,029	—	1,471,126	23,663
Distribution Fees - Class A	—	—	—	1,816	—	—
Administration, Fund Accounting and Custodian Fees	3,267,104	977,247	77,915	9,416	552,766	69,187
Transfer Agent Expenses	2,312,109	545,540	40,553	1,339	334,799	14,230
Professional Fees	683,474	214,856	61,535	47,918	126,076	36,262
Shareholder Reporting Expenses	547,191	85,183	4,464	7,562	64,606	8,408
Miscellaneous Expenses	469,488	95,049	8,620	5,175	30,471	8,875
Registration Fees	390,419	100,252	35,507	19,991	75,380	22,840
Trustees Fees	368,783	86,945	5,232	441	50,930	1,572
Insurance Expenses	293,422	66,840	6,188	103	39,840	282
Interest Expense	—	—	3,040	—	—	—
Total Expenses	126,152,043	27,968,285	3,833,654	240,044	16,290,913	969,596
Less: Investment Advisory Fees (Waived)	—	(2,788,620)	—	(12,822)	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	(69,266)	(4,863)	—
Net Expenses	126,152,043	25,179,665	3,833,654	157,956	16,286,050	969,596

Net Investment Income (Loss)	651,498,717	147,055,719	16,819,307	438,994	58,077,297	4,998,440

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(175,208,454)	58,841,589	7,852,445	16,515	3,458,211	249,303

Investments in Affiliated Mutual Funds	—	549,356	—	(5,326)	—	—

Foreign Currency	—	—	—	(170)	—	—

Forwards	—	—	—	—	—	—

Futures	—	—	—	143,190	—	—

Swaps	—	—	—	2,501,634	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	467,599,845	23,141,053	(9,392,613)	104,606	(15,848,463)	1,156,878

Investments in Affiliated Mutual Funds	—	(742,668)	—	23,078	—	—

Short Term Investments	6,120	(2,632)	—	(460)	(4,727)	—

Foreign Currency	—	—	—	190	—	—

Forwards	—	—	—	—	—	—

Futures	—	—	—	(302,150)	—	—

Swaps	—	—	—	(1,816,090)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	292,397,511	81,786,698	(1,540,168)	665,017	(12,394,979)	1,406,181

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$943,896,228	$228,842,417	$15,279,139	$1,104,011	$45,682,318	$6,404,621

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	121

Statements of Operations (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$83,545,816	$29,115,903	$2,896,462	$564,662	$76,831	$3,709,679
Dividends from Unaffiliated Securities	—	387	—	—	—	—
Dividends from Affiliated Mutual Funds	192,911	125,320	—	—	—	—
Non-Cash Interest	—	—	—	870,667	—	—
Total Investment Income	83,738,727	29,241,610	2,896,462	1,435,329	76,831	3,709,679

Expenses:
Investment Advisory Fees	21,916,938	4,007,031	636,534	148,200	880,863	1,972,950
Sub-Transfer Agent Expenses - Class I	2,497,050	196,015	90,003	9,314	29,240	—
Sub-Transfer Agent Expenses - Class N	211,644	28,292	10,723	1,200	3,750	—
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	950,670	199,637	33,885	12,134	27,804	917
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	770,083	247,714	32,951	9,981	8,651	97,368
Transfer Agent Expenses	452,950	60,106	11,839	3,938	9,102	36,697
Professional Fees	151,273	45,460	26,126	24,759	11,134	31,833
Shareholder Reporting Expenses	127,624	22,958	11,434	3,049	9,425	4,714
Miscellaneous Expenses	33,564	9,817	7,187	2,747	14,204	6,147
Registration Fees	79,814	42,647	20,632	18,801	17,213	14,199
Trustees Fees	71,793	8,417	1,865	660	1,186	5,905
Insurance Expenses	46,830	7,604	1,910	878	1,484	5,730
Interest Expense	—	—	261	452	—	—
Total Expenses	27,310,233	4,875,698	885,350	236,113	1,014,056	2,176,460
Less: Investment Advisory Fees (Waived)	(150,504)	(119,614)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(100,353)	(12,052)	90,485	—
Net Expenses	27,159,729	4,756,084	784,997	224,061	1,104,541	2,176,460

Net Investment Income (Loss)	56,578,998	24,485,526	2,111,465	1,211,268	(1,027,710)	1,533,219

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	3,507,340	3,028,205	577,545	20,288	6,592	(571,381)

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Foreign Currency	—	—	—	—	—	(4,364)

Forwards	—	—	—	—	—	734,524

Futures	—	—	—	1,010,459	—	—

Swaps	1,435,959,579	—	—	—	15,093,389	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	1,837,965	907,410	(1,157,263)	1,823,490	—	(3,862,558)

Investments in Affiliated Mutual Funds	198,955	(460,653)	—	—	—	—

Short Term Investments	(11,846)	—	—	(651)	(32,446)	(156)

Foreign Currency	—	—	—	—	—	(80,311)

Forwards	—	—	—	—	—	(1,211,795)

Futures	—	—	—	722,762	—	—

Swaps	(644,154,226)	—	—	—	7,339,545	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(9,077)
Net Realized and Unrealized Gain (Loss) on Investments	797,337,767	3,474,962	(579,718)	3,576,348	22,407,080	(5,005,118)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$853,916,765	$27,960,488	$1,531,747	$4,787,616	$21,379,370	$(3,471,899)

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) For the Period Ended September 30, 2021

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

INVESTMENT INCOME
Income:
Interest	$9,625,448	$487,371	$794,024	$125,396	$215,648	$3,481,292
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Dividends from Affiliated Mutual Funds	—	—	84,763	—	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	9,625,448	487,371	878,787	125,396	215,648	3,481,292

Expenses:
Investment Advisory Fees	1,457,897	169,344	187,760	34,864	37,050	334,785
Sub-Transfer Agent Expenses - Class I	29,801	12,417	16,264	—	—	17,993
Sub-Transfer Agent Expenses - Class N	537	127	2,116	—	—	617
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	12,883	2,765	10,730	2,815	134	5,271
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	56,239	21,511	25,867	30,264	5,123	24,374
Transfer Agent Expenses	27,117	10,499	1,417	721	459	6,227
Professional Fees	29,524	25,473	24,880	30,603	39,885	20,167
Shareholder Reporting Expenses	2,411	1,542	39	1,331	11,977	6,198
Miscellaneous Expenses	5,201	4,382	4,367	4,184	61,717	4,270
Registration Fees	22,556	20,847	18,571	13,163	20,556	22,515
Trustees Fees	4,206	1,523	422	114	99	944
Insurance Expenses	3,715	1,775	532	281	383	1,496
Interest Expense	—	—	—	—	—	—
Total Expenses	1,652,087	272,205	292,965	118,340	177,383	444,857
Less: Investment Advisory Fees (Waived)	—	—	(12,504)	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(38,150)	(65,165)	(132,790)	(4,365)
Net Expenses	1,652,087	272,205	242,311	53,175	44,593	440,492

Net Investment Income (Loss)	7,973,361	215,166	636,476	72,221	171,055	3,040,800

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	1,156,790	185,679	(6,854)	23,229	(216,842)	(309,382)

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Foreign Currency	—	—	(24,648)	—	(3,128)	—

Forwards	—	—	2,972,091	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	—	6,094,761	2,292,779	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(33,754)	(19,077)	(96,561)	71,570	(110,302)	201,111

Investments in Affiliated Mutual Funds	—	—	21,089	—	—	—

Short Term Investments	—	(704)	—	(9)	—	—

Foreign Currency	—	—	14,468	—	2,833	—

Forwards	—	—	(5,195,329)	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	—	(2,171,358)	(588,363)	—	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	(696)	—
Net Realized and Unrealized Gain (Loss) on Investments	1,123,036	165,898	1,607,659	1,799,206	(328,135)	(108,271)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,096,397	$381,064	$2,244,135	$1,871,427	$(157,080)	$2,932,529

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	123

Statements of Operations (Cont.)

DoubleLine Multi-Asset Trend Fund (Consolidated)

INVESTMENT INCOME
Income:
Interest	$2,873
Dividends from Unaffiliated Securities	—
Dividends from Affiliated Mutual Funds	107,858
Non-Cash Interest	—
Total Investment Income	110,731
Expenses:
Investment Advisory Fees	28,481
Sub-Transfer Agent Expenses - Class I	2,901
Sub-Transfer Agent Expenses - Class N	45
Sub-Transfer Agent Expenses - Class A	—
Distribution Fees - Class N	205
Distribution Fees - Class A	—
Administration, Fund Accounting and Custodian Fees	3,060
Transfer Agent Expenses	530
Professional Fees	480,602
Shareholder Reporting Expenses	7,479
Miscellaneous Expenses	25,947
Registration Fees	15,327
Trustees Fees	75
Insurance Expenses	214
Interest Expense	—
Total Expenses	564,866
Less: Investment Advisory Fees (Waived)	(16,881)
Less: Other Fees (Reimbursed)/Recouped	(527,635)
Net Expenses	20,350

Net Investment Income (Loss)	90,381

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(1,774)

Investments in Affiliated Mutual Funds	—

Foreign Currency	—

Forwards	—

Futures	—

Swaps	73,359

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(5,621)

Investments in Affiliated Mutual Funds	(5,069)

Short Term Investments	—

Foreign Currency	—

Forwards	—

Futures	—

Swaps	667,853
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—
Net Realized and Unrealized Gain (Loss) on Investments	728,748

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$819,129

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$651,498,717	$ 1,495,649,704	$147,055,719	$ 328,772,264
Net Realized Gain (Loss) on Investments	(175,208,454)	354,582,284	59,390,945	146,871,523
Net Change in Unrealized Appreciation (Depreciation) on Investments	467,605,965	(225,740,115)	22,395,753	305,873,921
Net Increase (Decrease) in Net Assets Resulting from Operations	943,896,228	1,624,491,873	228,842,417	781,517,708

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(665,211,906)	(1,440,714,673)	(159,975,755)	(340,227,253)
Class N	(74,791,937)	(175,246,703)	(6,842,143)	(16,648,222)
Class R6	(24,101,431)	(42,593,822)	(1,559,210)	(2,469,637)

Total Distributions to Shareholders	(764,105,274)	(1,658,555,198)	(168,377,108)	(359,345,112)

NET SHARE TRANSACTIONS
Class I	(1,149,482,502)	(1,720,587,817)	281,501,626	(345,983,150)
Class N	(60,582,392)	(1,330,244,161)	(44,878,022)	(186,475,052)
Class R6	(192,659,650)	2,063,289,956	465,466	(12,542,152)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,402,724,544)	(987,542,022)	237,089,070	(545,000,354)

Total Increase (Decrease) in Net Assets	$(1,222,933,590)	$(1,021,605,347)	$297,554,379	$(122,827,758)

NET ASSETS
Beginning of Period	$50,220,317,506	$51,241,922,853	$11,421,462,823	$11,544,290,581
End of Period	$48,997,383,916	$50,220,317,506	$11,719,017,202	$11,421,462,823

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	125

Statements of Changes in Net Assets (Cont.)

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$16,819,307	$33,379,552	$438,994	$768,409
Net Realized Gain (Loss) on Investments	7,852,445	(13,379,899)	2,655,843	3,852,026
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,392,613)	167,023,637	(1,990,826)	4,122,901
Net Increase (Decrease) in Net Assets Resulting from Operations	15,279,139	187,023,290	1,104,011	8,743,336

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(17,755,537)	(32,468,237)	(371,953)	(1,020,812)
Class N	(918,606)	(2,536,995)	—	—
Class A	—	—	(31,294)	(41,574)

Total Distributions to Shareholders	(18,674,143)	(35,005,232)	(403,247)	(1,062,386)

NET SHARE TRANSACTIONS
Class I	29,471,749	(91,895,291)	595,237	4,256,392
Class N	(110,141)	(93,646,488)	—	—
Class A	—	—	1,940,357	(20,174,214)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	29,361,608	(185,541,779)	2,535,594	(15,917,822)

Total Increase (Decrease) in Net Assets	$25,966,604	$(33,523,721)	$3,236,358	$(8,236,872)

NET ASSETS
Beginning of Period	$844,850,765	$878,374,486	$28,049,564	$36,286,436
End of Period	$870,817,369	$844,850,765	$31,285,922	$28,049,564

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$58,077,297	$134,558,433	$4,998,440	$7,193,681
Net Realized Gain (Loss) on Investments	3,458,211	17,030,266	249,303	(6,308,006)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(15,853,190)	300,341,768	1,156,878	28,928,530
Net Increase (Decrease) in Net Assets Resulting from Operations	45,682,318	451,930,467	6,404,621	29,814,205

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(52,379,840)	(114,741,261)	(4,664,920)	(6,263,887)
Class N	(8,709,410)	(23,679,320)	(278,963)	(940,041)
Class R6	(137,737)	(106,981)	—	—

Total Distributions to Shareholders	(61,226,987)	(138,527,562)	(4,943,883)	(7,203,928)

NET SHARE TRANSACTIONS
Class I	704,343,891	146,121,645	86,838,153	71,421,709
Class N	(26,748,249)	(355,215,427)	920,375	(37,788,376)
Class R6	40,776,192	8,277,475	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	718,371,834	(200,816,307)	87,758,528	33,633,333

Total Increase (Decrease) in Net Assets	$702,827,165	$112,586,598	$89,219,266	$56,243,610

NET ASSETS
Beginning of Period	$6,893,067,167	$6,780,480,569	$258,780,882	$202,537,272
End of Period	$7,595,894,332	$6,893,067,167	$348,000,148	$258,780,882

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	127

Statements of Changes in Net Assets (Cont.)

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$56,578,998	$122,733,565	$24,485,526	$41,473,423
Net Realized Gain (Loss) on Investments	1,439,466,919	906,114,090	3,028,205	(6,079,043)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(642,129,152)	2,778,330,824	446,757	163,378,324
Net Increase (Decrease) in Net Assets Resulting from Operations	853,916,765	3,807,178,479	27,960,488	198,772,704

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(60,910,754)	(118,180,565)	(21,604,158)	(38,100,486)
Class N	(4,219,546)	(13,212,120)	(2,932,348)	(6,924,235)
Class R6	(108,546)	(36,655)	(746,218)	(6,478)

Total Distributions to Shareholders	(65,238,846)	(131,429,340)	(25,282,724)	(45,031,199)

NET SHARE TRANSACTIONS
Class I	(55,589,526)	365,996,650	(42,562,069)	88,249,395
Class N	(12,708,571)	(1,046,816,736)	(1,117,430)	(104,435,439)
Class R6	3,735,744	11,487,154	112,677,019	658,976
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(64,562,353)	(669,332,932)	68,997,520	(15,527,068)

Total Increase (Decrease) in Net Assets	$724,115,566	$3,006,416,207	$71,675,284	$138,214,437

NET ASSETS
Beginning of Period	$8,887,111,647	$5,880,695,440	$1,242,929,357	$1,104,714,920
End of Period	$9,611,227,213	$8,887,111,647	$1,314,604,641	$1,242,929,357

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$2,111,465	$5,147,632	$1,211,268	$2,424,948
Net Realized Gain (Loss) on Investments	577,545	1,240,850	1,030,747	26,411
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,157,263)	11,098,551	2,545,601	(13,337,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,531,747	17,487,033	4,787,616	(10,885,711)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(2,044,949)	(5,017,973)	(1,080,069)	(7,320,270)
Class N	(208,952)	(540,822)	(121,398)	(1,330,435)

Total Distributions to Shareholders	(2,253,901)	(5,558,795)	(1,201,467)	(8,650,705)

NET SHARE TRANSACTIONS
Class I	20,189,164	24,261,537	(2,683,348)	371,241
Class N	1,888,839	7,752,072	(10,432,125)	(6,027,445)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	22,078,003	32,013,609	(13,115,473)	(5,656,204)

Total Increase (Decrease) in Net Assets	$21,355,849	$43,941,847	$(9,529,324)	$(25,192,620)

NET ASSETS
Beginning of Period	$241,593,444	$197,651,597	$82,501,175	$107,693,795
End of Period	$262,949,293	$241,593,444	$72,971,851	$82,501,175

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	129

Statements of Changes in Net Assets (Cont.)

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$(1,027,710)	$(989,836)	$1,533,219	$4,932,688
Net Realized Gain (Loss) on Investments	15,099,981	26,419,888	158,779	17,480,384
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,307,099	20,175,061	(5,163,897)	7,652,333
Net Increase (Decrease) in Net Assets Resulting from Operations	21,379,370	45,605,113	(3,471,899)	30,065,405

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	—	—	(2,012,722)	(13,551,067)
Class N	—	—	(769)	(14,995)

Total Distributions to Shareholders	—	—	(2,013,491)	(13,566,062)

NET SHARE TRANSACTIONS
Class I	6,523,884	(3,500,104)	(58,330,251)	(446,469,475)
Class N	(324,330)	(12,494,154)	(213,621)	(1,657,296)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	6,199,554	(15,994,258)	(58,543,872)	(448,126,771)

Total Increase (Decrease) in Net Assets	$27,578,924	$29,610,855	$(64,029,262)	$(431,627,428)

NET ASSETS
Beginning of Period	$171,770,195	$142,159,340	$787,879,419	$1,219,506,847
End of Period	$199,349,119	$171,770,195	$723,850,157	$787,879,419

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$7,973,361	$16,322,408	$215,166	$1,082,090
Net Realized Gain (Loss) on Investments	1,156,790	6,296,491	185,679	96,576
Net Change in Unrealized Appreciation (Depreciation) on Investments	(33,754)	43,861,165	(19,781)	5,625,569
Net Increase (Decrease) in Net Assets Resulting from Operations	9,096,397	66,480,064	381,064	6,804,235

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(8,144,574)	(17,071,218)	(214,258)	(1,061,264)
Class N	(134,309)	(265,623)	—	(6,331)

Total Distributions to Shareholders	(8,278,883)	(17,336,841)	(214,258)	(1,067,595)

NET SHARE TRANSACTIONS
Class I	5,119,604	15,628,196	1,206,288	(15,209,968)
Class N	990,879	(1,007,397)	(1,065,915)	(259,034)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	6,110,483	14,620,799	140,373	(15,469,002)

Total Increase (Decrease) in Net Assets	$6,927,997	$63,764,022	$307,179	$(9,732,362)

NET ASSETS
Beginning of Period	$576,693,761	$512,929,739	$225,219,072	$234,951,434
End of Period	$583,621,758	$576,693,761	$225,526,251	$225,219,072

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	131

Statements of Changes in Net Assets (Cont.)

	DoubleLine Shiller Enhanced International CAPE®		DoubleLine Colony Real Estate and Income Fund
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$636,476	$847,235	$72,221	$1,443,589
Net Realized Gain (Loss) on Investments	9,035,350	717,658	2,316,008	(350,647)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,427,691)	20,343,489	(516,802)	22,584,266
Net Increase (Decrease) in Net Assets Resulting from Operations	2,244,135	21,908,382	1,871,427	23,677,208

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(815,294)	(660,125)	(65,747)	(1,540,798)
Class N	(91,095)	(222,248)	(8,447)	(56,918)

Total Distributions to Shareholders	(906,389)	(882,373)	(74,194)	(1,597,716)

NET SHARE TRANSACTIONS
Class I	32,256,108	(1,883,300)	(1,767,761)	(101,849,392)
Class N	1,698,109	(13,415,557)	494,144	(3,165,022)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	33,954,217	(15,298,857)	(1,273,617)	(105,014,414)

Total Increase (Decrease) in Net Assets	$35,291,963	$5,727,152	$523,616	$(82,934,922)

NET ASSETS
Beginning of Period	$46,293,891	$40,566,739	$15,162,924	$98,097,846
End of Period	$81,585,854	$46,293,891	$15,686,540	$15,162,924

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Local Currency Bond Fund		DoubleLine Income Fund
	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Period Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$171,055	$301,901	$3,040,800	$3,534,534
Net Realized Gain (Loss) on Investments	(219,970)	(102,886)	(309,382)	(1,060,457)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(108,165)	720,445	201,111	12,403,045
Net Increase (Decrease) in Net Assets Resulting from Operations	(157,080)	919,460	2,932,529	14,877,122

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(100,777)	(176,174)	(3,032,730)	(3,282,200)
Class N	(1,030)	(1,555)	(98,233)	(74,600)

Total Distributions to Shareholders	(101,807)	(177,729)	(3,130,963)	(3,356,800)

NET SHARE TRANSACTIONS
Class I	100,776	206,074	(5,277,327)	55,541,600
Class N	21,398	1,555	1,818,617	1,810,786
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	122,174	207,629	(3,458,710)	57,352,386

Total Increase (Decrease) in Net Assets	$(136,713)	$949,360	$(3,657,144)	$68,872,708

NET ASSETS
Beginning of Period	$9,700,355	$8,750,995	$139,045,048	$70,172,340
End of Period	$9,563,642	$9,700,355	$135,387,904	$139,045,048

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	133

Statements of Changes in Net Assets (Cont.)

	DoubleLine Multi-Asset Trend Fund (Consolidated)
	Period Ended September 30, 2021 (Unaudited)	Period Ended March 31, 2021(a)

OPERATIONS
Net Investment Income (Loss)	$90,381	$14,562
Net Realized Gain (Loss) on Investments	71,585	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	657,163	(136,118)
Net Increase (Decrease) in Net Assets Resulting from Operations	819,129	(121,556)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(99,896)	(15,540)
Class N	(1,302)	(165)

Total Distributions to Shareholders	(101,198)	(15,705)

NET SHARE TRANSACTIONS
Class I	534,346	10,682,881
Class N	60,203	131,865
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	594,549	10,814,746

Total Increase (Decrease) in Net Assets	$1,312,480	$10,677,485

NET ASSETS
Beginning of Period	$10,677,485	$—
End of Period	$11,989,965	$10,677,485

(a)	Commenced operations on February 26, 2021.

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Total Return Bond Fund - Class I:
9/30/2021	(d)	$10.46	0.14	0.06	0.20	(0.16)	—	(0.16)	$10.50	1.96%	$41,917,374	0.48%	0.48%	0.48%	2.64%
3/31/2021		$10.46	0.31	0.04	0.35	(0.35)	—	(0.35)	$10.46	3.32%	$42,909,929	0.49%	0.49%	0.49%	2.95%
3/31/2020		$10.53	0.34	(0.03)	0.31	(0.38)	—	(0.38)	$10.46	2.97%	$44,623,760	0.49%	0.48%	0.48%	3.28%
3/31/2019		$10.48	0.36	0.08	0.44	(0.39)	—	(0.39)	$10.53	4.31%	$43,682,910	0.48%	0.48%	0.48%	3.39%
3/31/2018		$10.63	0.32	(0.09)	0.23	(0.38)	—	(0.38)	$10.48	2.19%	$42,992,354	0.47%	0.47%	0.47%	3.04%
3/31/2017		$10.87	0.27	(0.11)	0.16	(0.40)	—	(0.40)	$10.63	1.46%	$44,379,730	0.47%	0.47%	0.47%	2.45%

DoubleLine Total Return Bond Fund - Class N:
9/30/2021	(d)	$10.46	0.13	0.05	0.18	(0.15)	—	(0.15)	$10.49	1.73%	$5,196,644	0.73%	0.73%	0.73%	2.40%
3/31/2021		$10.46	0.29	0.03	0.32	(0.32)	—	(0.32)	$10.46	3.06%	$5,239,001	0.74%	0.74%	0.74%	2.70%
3/31/2020		$10.53	0.32	(0.03)	0.29	(0.36)	—	(0.36)	$10.46	2.71%	$6,552,760	0.73%	0.73%	0.73%	3.03%
3/31/2019		$10.48	0.33	0.08	0.41	(0.36)	—	(0.36)	$10.53	4.05%	$6,831,035	0.73%	0.73%	0.73%	3.14%
3/31/2018		$10.63	0.30	(0.09)	0.21	(0.36)	—	(0.36)	$10.48	1.93%	$8,427,611	0.72%	0.72%	0.72%	2.79%
3/31/2017		$10.87	0.24	(0.11)	0.13	(0.37)	—	(0.37)	$10.63	1.21%	$9,974,264	0.72%	0.72%	0.72%	2.20%

DoubleLine Total Return Bond Fund - Class R6:
9/30/2021	(d)	$10.46	0.14	0.07	0.21	(0.17)	—	(0.17)	$10.50	1.98%	$1,883,366	0.43%	0.43%	0.43%	2.70%
3/31/2021		$10.46	0.31	0.05	0.36	(0.36)	—	(0.36)	$10.46	3.38%	$2,071,388	0.44%	0.44%	0.44%	2.89%
3/31/2020	(e)	$10.66	0.24	(0.18)	0.06	(0.26)	—	(0.26)	$10.46	0.52%	$65,403	0.45%	0.45%	0.45%	3.33%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										53%	91%	31%	28%	22%	22%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Core Fixed Income Fund - Class I:
9/30/2021	(d)	$11.01	0.14	0.08	0.22	(0.16)	—	(0.16)	$11.07	2.01%	$11,110,533	0.47%	0.42%	0.42%	2.52%
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$10,772,238	0.47%	0.42%	0.42%	2.83%
3/31/2020		$10.83	0.36	(0.20)	0.16	(0.37)	—	(0.37)	$10.62	1.42%	$10,724,409	0.47%	0.41%	0.41%	3.30%
3/31/2019		$10.81	0.37	0.02	0.39	(0.37)	—	(0.37)	$10.83	3.71%	$10,672,087	0.47%	0.42%	0.42%	3.42%
3/31/2018		$10.86	0.31	(0.04)	0.27	(0.32)	—	(0.32)	$10.81	2.51%	$9,381,508	0.47%	0.42%	0.42%	2.86%
3/31/2017		$10.87	0.29	0.01	0.30	(0.31)	—	(0.31)	$10.86	2.80%	$7,034,665	0.47%	0.44%	0.44%	2.72%

DoubleLine Core Fixed Income Fund - Class N:
9/30/2021	(d)	$11.00	0.13	0.08	0.21	(0.15)	—	(0.15)	$11.06	1.88%	$502,817	0.72%	0.67%	0.67%	2.26%
3/31/2021		$10.61	0.29	0.42	0.71	(0.30)	(0.02)	(0.32)	$11.00	6.67%	$544,493	0.72%	0.66%	0.66%	2.58%
3/31/2020		$10.82	0.34	(0.20)	0.14	(0.35)	—	(0.35)	$10.61	1.17%	$706,970	0.72%	0.66%	0.66%	3.05%
3/31/2019		$10.80	0.34	0.02	0.36	(0.34)	—	(0.34)	$10.82	3.45%	$841,190	0.72%	0.67%	0.67%	3.15%
3/31/2018		$10.85	0.29	(0.04)	0.25	(0.30)	—	(0.30)	$10.80	2.26%	$1,025,318	0.72%	0.67%	0.67%	2.61%
3/31/2017		$10.86	0.27	0.01	0.28	(0.29)	—	(0.29)	$10.85	2.54%	$1,074,854	0.72%	0.69%	0.69%	2.47%

DoubleLine Core Fixed Income Fund - Class R6:
9/30/2021	(d)	$11.01	0.14	0.08	0.22	(0.16)	—	(0.16)	$11.07	2.02%	$105,667	0.44%	0.39%	0.39%	2.55%
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$104,731	0.44%	0.38%	0.38%	2.88%
3/31/2020	(e)	$11.05	0.24	(0.42)	(0.18)	(0.25)	—	(0.25)	$10.62	(1.72)%	$112,911	0.45%	0.39%	0.39%	3.26%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										83%	155%	43%	66%	77%	81%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	135

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Emerging Markets Fixed Income Fund - Class I:
9/30/2021	(d)	$10.55	0.21	(0.02)	0.19	(0.23)	—	(0.23)	$10.51	1.80%	$826,120	0.87%	0.87%	0.87%	3.87%
3/31/2021		$8.83	0.41	1.75	2.16	(0.44)	—	(0.44)	$10.55	24.72%	$799,879	0.89%	0.89%	0.89%	4.06%
3/31/2020		$10.34	0.49	(1.51)	(1.02)	(0.49)	—	(0.49)	$8.83	(10.43)%	$755,648	0.90%	0.90%	0.90%	4.69%
3/31/2019		$10.42	0.41	(0.06)	0.35	(0.41)	(0.02)	(0.43)	$10.34	3.52%	$943,368	0.89%	0.89%	0.89%	3.99%
3/31/2018		$10.50	0.33	0.02	0.35	(0.34)	(0.09)	(0.43)	$10.42	3.30%	$937,978	0.88%	0.88%	0.88%	3.12%
3/31/2017		$9.68	0.45	0.81	1.26	(0.44)	—	(0.44)	$10.50	13.19%	$775,961	0.92%	0.92%	0.92%	4.28%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
9/30/2021	(d)	$10.55	0.19	—	0.19	(0.22)	—	(0.22)	$10.52	1.76%	$44,698	1.12%	1.12%	1.12%	3.62%
3/31/2021		$8.83	0.39	1.74	2.13	(0.41)	—	(0.41)	$10.55	24.38%	$44,972	1.14%	1.14%	1.14%	3.86%
3/31/2020		$10.34	0.47	(1.51)	(1.04)	(0.47)	—	(0.47)	$8.83	(10.68)%	$122,727	1.15%	1.15%	1.15%	4.46%
3/31/2019		$10.43	0.37	(0.06)	0.31	(0.38)	(0.02)	(0.40)	$10.34	3.16%	$164,101	1.14%	1.14%	1.14%	3.66%
3/31/2018		$10.50	0.31	0.02	0.33	(0.31)	(0.09)	(0.40)	$10.43	3.14%	$197,564	1.13%	1.13%	1.13%	2.93%
3/31/2017		$9.68	0.42	0.81	1.23	(0.41)	—	(0.41)	$10.50	12.91%	$231,087	1.17%	1.17%	1.17%	4.03%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										24%	81%	37%	66%	78%	108%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b),(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class I:
9/30/2021	(e)	$9.68	0.15	0.23	0.38	(0.13)	—	(0.13)	$9.93	3.96%	$27,793	1.62%	1.53%	1.06%	2.99%
3/31/2021		$7.77	0.22	2.01	2.23	(0.32)	—	(0.32)	$9.68	29.01%	$26,517	1.67%	1.57%	1.05%	2.40%
3/31/2020		$9.17	0.20	(1.30)	(1.10)	(0.30)	—	(0.30)	$7.77	(12.32)%	$16,739	1.22%	1.09%	1.00%	2.53%
3/31/2019		$9.43	0.24	(0.21)	0.03	(0.29)	—	(0.29)	$9.17	0.42%	$44,493	1.12%	1.00%	1.03%	2.58%
3/31/2018		$9.84	0.23	0.43	0.66	(0.27)	(0.80)	(1.07)	$9.43	6.80%	$63,651	1.12%	1.01%	1.02%	2.31%
3/31/2017		$8.85	0.18	1.09	1.27	(0.28)	—	(0.28)	$9.84	14.63%	$49,380	1.21%	1.10%	1.09%	1.87%

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class A:
9/30/2021	(e)	$9.70	0.14	0.22	0.36	(0.12)	—	(0.12)	$9.94	3.75%	$3,493	1.89%	1.80%	1.32%	2.87%
3/31/2021		$7.75	0.19	2.00	2.19	(0.24)	—	(0.24)	$9.70	28.47%	$1,533	1.85%	1.73%	1.30%	2.26%
3/31/2020		$9.13	0.20	(1.30)	(1.10)	(0.28)	—	(0.28)	$7.75	(12.42)%	$19,548	1.38%	1.27%	1.26%	2.13%
3/31/2019		$9.40	0.21	(0.21)	—	(0.27)	—	(0.27)	$9.13	0.07%	$177,602	1.37%	1.24%	1.28%	2.28%
3/31/2018		$9.81	0.21	0.43	0.64	(0.25)	(0.80)	(1.05)	$9.40	6.57%	$153,986	1.37%	1.26%	1.27%	2.08%
3/31/2017		$8.83	0.15	1.09	1.24	(0.26)	—	(0.26)	$9.81	14.27%	$119,435	1.46%	1.35%	1.34%	1.62%

										For the Year or Period Ended
										9/30/2021(e)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(c)										8%	29%	13%	45%	83%	59%

(a)  Calculated based on average shares outstanding during the period.

(b)  Total return does not include the effects of sales charges for Class A.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Unaudited.

136	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Low Duration Bond Fund - Class I:
9/30/2021	(d)	$9.97	0.08	(0.01)	0.07	(0.09)	—	(0.09)	$9.95	0.67%	$6,381,102	0.41%	0.41%	0.41%	1.65%
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.08%	$5,689,932	0.42%	0.42%	0.42%	2.05%
3/31/2020		$9.97	0.30	(0.45)	(0.15)	(0.31)	—	(0.31)	$9.51	(1.59)%	$5,296,795	0.42%	0.41%	0.41%	3.05%
3/31/2019		$9.97	0.31	—	0.31	(0.31)	—	(0.31)	$9.97	3.13%	$5,455,532	0.42%	0.41%	0.41%	3.10%
3/31/2018		$10.04	0.22	(0.04)	0.18	(0.25)	—	(0.25)	$9.97	1.82%	$4,069,943	0.42%	0.41%	0.41%	2.26%
3/31/2017		$9.99	0.24	0.06	0.30	(0.25)	—	(0.25)	$10.04	2.99%	$2,756,498	0.43%	0.42%	0.42%	2.25%

DoubleLine Low Duration Bond Fund - Class N:
9/30/2021	(d)	$9.96	0.07	(0.02)	0.05	(0.07)	—	(0.07)	$9.94	0.54%	$1,165,278	0.66%	0.66%	0.66%	1.40%
3/31/2021		$9.50	0.18	0.46	0.64	(0.18)	—	(0.18)	$9.96	6.82%	$1,194,295	0.67%	0.67%	0.67%	1.83%
3/31/2020		$9.96	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)	$9.50	(1.84)%	$1,483,316	0.67%	0.66%	0.66%	2.80%
3/31/2019		$9.96	0.28	—	0.28	(0.28)	—	(0.28)	$9.96	2.87%	$1,480,796	0.67%	0.66%	0.66%	2.83%
3/31/2018		$10.03	0.20	(0.04)	0.16	(0.23)	—	(0.23)	$9.96	1.57%	$1,438,903	0.67%	0.66%	0.66%	1.99%
3/31/2017		$9.99	0.20	0.06	0.26	(0.22)	—	(0.22)	$10.03	2.64%	$1,540,448	0.68%	0.67%	0.67%	2.00%

DoubleLine Low Duration Bond Fund - Class R6:
9/30/2021	(d)	$9.97	0.09	(0.02)	0.07	(0.09)	—	(0.09)	$9.95	0.68%	$49,514	0.39%	0.39%	0.39%	1.73%
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.12%	$8,840	0.40%	0.39%	0.39%	2.05%
3/31/2020	(e)	$10.03	0.20	(0.52)	(0.32)	(0.20)	—	(0.20)	$9.51	(3.25)%	$369	0.39%	0.38%	0.38%	2.98%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										40%	71%	60%	54%	62%	69%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Floating Rate Fund - Class I:
9/30/2021	(d)	$9.51	0.16	0.04	0.20	(0.15)	—	(0.15)	$9.56	2.15%	$328,650	0.62%	0.62%	0.62%	3.28%
3/31/2021		$8.44	0.34	1.07	1.41	(0.34)	—	(0.34)	$9.51	16.95%	$240,442	0.72%	0.72%	0.72%	3.69%
3/31/2020		$9.65	0.47	(1.20)	(0.73)	(0.48)	—	(0.48)	$8.44	(7.99)%	$150,892	0.70%	0.70%	0.70%	4.84%
3/31/2019		$9.94	0.49	(0.28)	0.21	(0.50)	—	(0.50)	$9.65	2.15%	$358,062	0.64%	0.64%	0.64%	5.00%
3/31/2018		$9.90	0.41	0.02	0.43	(0.39)	—	(0.39)	$9.94	4.39%	$428,379	0.65%	0.65%	0.65%	3.98%
3/31/2017		$9.77	0.35	0.13	0.48	(0.35)	—	(0.35)	$9.90	4.99%	$297,060	0.68%	0.68%	0.68%	3.60%

DoubleLine Floating Rate Fund - Class N:
9/30/2021	(d)	$9.53	0.15	0.04	0.19	(0.14)	—	(0.14)	$9.58	2.02%	$19,350	0.87%	0.87%	0.87%	3.03%
3/31/2021		$8.45	0.32	1.08	1.40	(0.32)	—	(0.32)	$9.53	16.73%	$18,339	0.98%	0.98%	0.98%	3.54%
3/31/2020		$9.67	0.44	(1.20)	(0.76)	(0.46)	—	(0.46)	$8.45	(8.32)%	$51,646	0.95%	0.95%	0.95%	4.59%
3/31/2019		$9.95	0.47	(0.28)	0.19	(0.47)	—	(0.47)	$9.67	1.99%	$116,374	0.88%	0.88%	0.88%	4.74%
3/31/2018		$9.92	0.37	0.02	0.39	(0.36)	—	(0.36)	$9.95	4.02%	$145,289	0.90%	0.90%	0.90%	3.71%
3/31/2017		$9.79	0.33	0.13	0.46	(0.33)	—	(0.33)	$9.92	4.73%	$130,944	0.93%	0.93%	0.93%	3.35%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										20%	76%	58%	88%	77%	106%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	137

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Shiller Enhanced CAPE® - Class I:
9/30/2021	(d)	$19.62	0.13	1.76	1.89	(0.15)	—	(0.15)	$21.36	9.61%	$8,839,468	0.54%	0.54%	0.54%	1.18%
3/31/2021		$11.69	0.27	7.95	8.22	(0.29)	—	(0.29)	$19.62	70.87%	$8,169,623	0.55%	0.54%	0.54%	1.64%
3/31/2020		$14.81	0.42	(2.72)	(2.30)	(0.43)	(0.39)	(0.82)	$11.69	(16.78)%	$4,633,848	0.55%	0.54%	0.54%	2.70%
3/31/2019		$15.16	0.45	1.19	1.64	(0.46)	(1.53)	(1.99)	$14.81	11.78%	$4,577,386	0.56%	0.55%	0.55%	2.99%
3/31/2018		$14.76	0.35	1.46	1.81	(0.35)	(1.06)	(1.41)	$15.16	12.40%	$4,013,700	0.55%	0.54%	0.54%	2.17%
3/31/2017		$12.32	0.27	2.72	2.99	(0.28)	(0.27)	(0.55)	$14.76	24.75%	$2,432,725	0.55%	0.55%	0.60%	2.01%

DoubleLine Shiller Enhanced CAPE® - Class N:
9/30/2021	(d)	$19.61	0.10	1.75	1.85	(0.12)	—	(0.12)	$21.34	9.43%	$754,641	0.79%	0.79%	0.79%	0.93%
3/31/2021		$11.68	0.24	7.93	8.17	(0.24)	—	(0.24)	$19.61	70.45%	$705,156	0.80%	0.79%	0.79%	1.56%
3/31/2020		$14.80	0.38	(2.72)	(2.34)	(0.39)	(0.39)	(0.78)	$11.68	(17.00)%	$1,246,723	0.80%	0.79%	0.79%	2.46%
3/31/2019		$15.14	0.42	1.19	1.61	(0.42)	(1.53)	(1.95)	$14.80	11.59%	$1,236,075	0.81%	0.80%	0.80%	2.75%
3/31/2018		$14.75	0.30	1.46	1.76	(0.31)	(1.06)	(1.37)	$15.14	12.06%	$1,042,563	0.80%	0.79%	0.79%	1.91%
3/31/2017		$12.31	0.24	2.72	2.96	(0.25)	(0.27)	(0.52)	$14.75	24.48%	$758,400	0.80%	0.80%	0.85%	1.76%

DoubleLine Shiller Enhanced CAPE® - Class R6:
9/30/2021	(d)	$19.62	0.13	1.76	1.89	(0.15)	—	(0.15)	$21.36	9.64%	$17,118	0.49%	0.48%	0.48%	1.25%
3/31/2021		$11.70	0.27	7.95	8.22	(0.30)	—	(0.30)	$19.62	70.82%	$12,333	0.51%	0.51%	0.51%	1.47%
3/31/2020	(e)	$15.69	0.27	(3.59)	(3.32)	(0.28)	(0.39)	(0.67)	$11.70	(22.15)%	$124	0.49%	0.48%	0.48%	2.60%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										51%	69%	62%	55%	60%	68%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Flexible Income Fund - Class I:
9/30/2021	(d)	$9.65	0.19	0.03	0.22	(0.19)	—	(0.19)	$9.68	2.30%	$1,047,068	0.72%	0.71%	0.71%	3.82%
3/31/2021		$8.40	0.35	1.28	1.63	(0.38)	—	(0.38)	$9.65	19.59%	$1,086,763	0.76%	0.73%	0.73%	3.71%
3/31/2020		$9.65	0.39	(1.22)	(0.83)	(0.42)	—	(0.42)	$8.40	(9.06)%	$874,594	0.73%	0.69%	0.69%	4.12%
3/31/2019		$9.81	0.42	(0.14)	0.28	(0.44)	—	(0.44)	$9.65	2.95%	$1,088,368	0.74%	0.72%	0.72%	4.26%
3/31/2018		$9.82	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.81	3.94%	$1,007,491	0.76%	0.74%	0.77%	3.61%
3/31/2017		$9.55	0.32	0.29	0.61	(0.34)	—	(0.34)	$9.82	6.48%	$593,153	0.80%	0.76%	0.76%	3.36%

DoubleLine Flexible Income Fund - Class N:
9/30/2021	(d)	$9.65	0.17	0.03	0.20	(0.18)	—	(0.18)	$9.67	2.07%	$154,687	0.97%	0.96%	0.96%	3.57%
3/31/2021		$8.39	0.32	1.29	1.61	(0.35)	—	(0.35)	$9.65	19.43%	$155,408	1.01%	0.97%	0.97%	3.49%
3/31/2020		$9.64	0.37	(1.22)	(0.85)	(0.40)	—	(0.40)	$8.39	(9.30)%	$230,033	0.98%	0.94%	0.94%	3.83%
3/31/2019		$9.81	0.39	(0.14)	0.25	(0.42)	—	(0.42)	$9.64	2.59%	$207,491	0.99%	0.97%	0.97%	4.01%
3/31/2018		$9.82	0.33	0.03	0.36	(0.37)	—	(0.37)	$9.81	3.69%	$195,093	1.01%	0.99%	1.02%	3.36%
3/31/2017		$9.55	0.30	0.29	0.59	(0.32)	—	(0.32)	$9.82	6.23%	$147,095	1.05%	1.01%	1.01%	3.11%

DoubleLine Flexible Income Fund - Class R6:
9/30/2021	(d)	$9.66	0.19	0.02	0.21	(0.19)	—	(0.19)	$9.68	2.22%	$112,850	0.70%	0.68%	0.68%	3.82%
3/31/2021		$8.40	0.32	1.32	1.64	(0.38)	—	(0.38)	$9.66	19.78%	$758	0.72%	0.70%	0.70%	3.42%
3/31/2020	(e)	$9.74	0.25	(1.32)	(1.07)	(0.27)	—	(0.27)	$8.40	(11.26)%	$89	0.68%	0.65%	0.65%	3.91%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										19%	46%	41%	44%	41%	58%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

138	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
9/30/2021	(d)	$9.90	0.08	(0.02)	0.06	(0.09)	—	(0.09)	$9.87	0.59%	$235,287	0.67%	0.67%	0.59%	1.69%
3/31/2021		$9.36	0.22	0.56	0.78	(0.24)	—	(0.24)	$9.90	8.33%	$215,744	0.66%	0.66%	0.59%	2.21%
3/31/2020		$9.80	0.32	(0.36)	(0.04)	(0.32)	(0.08)	(0.40)	$9.36	(0.62)%	$180,730	0.63%	0.63%	0.59%	3.24%
3/31/2019		$9.70	0.28	0.12	0.40	(0.29)	(0.01)	(0.30)	$9.80	4.22%	$197,585	0.65%	0.65%	0.59%	3.02%
3/31/2018		$9.85	0.24	(0.11)	0.13	(0.26)	(0.02)	(0.28)	$9.70	1.37%	$142,174	0.89%	0.89%	0.59%	2.50%
3/31/2017		$9.59	0.29	0.27	0.56	(0.29)	(0.01)	(0.30)	$9.85	5.95%	$133,047	0.74%	0.74%	0.59%	3.03%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
9/30/2021	(d)	$9.91	0.07	(0.01)	0.06	(0.08)	—	(0.08)	$9.89	0.57%	$27,662	0.92%	0.92%	0.84%	1.43%
3/31/2021		$9.38	0.19	0.55	0.74	(0.21)	—	(0.21)	$9.91	7.94%	$25,849	0.91%	0.91%	0.84%	1.95%
3/31/2020		$9.81	0.30	(0.36)	(0.06)	(0.29)	(0.08)	(0.37)	$9.38	(0.77)%	$16,922	0.88%	0.88%	0.84%	3.03%
3/31/2019		$9.71	0.25	0.12	0.37	(0.26)	(0.01)	(0.27)	$9.81	3.93%	$24,075	0.93%	0.93%	0.84%	2.54%
3/31/2018		$9.86	0.22	(0.11)	0.11	(0.24)	(0.02)	(0.26)	$9.71	1.10%	$57,856	1.14%	1.14%	0.84%	2.25%
3/31/2017		$9.60	0.27	0.27	0.54	(0.27)	(0.01)	(0.28)	$9.86	5.69%	$216,718	0.99%	0.99%	0.84%	2.78%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										25%	72%	65%	42%	37%	61%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Long Duration Total Return Bond Fund - Class I:
9/30/2021	(d)	$9.37	0.14	0.37	0.51	(0.14)	—	(0.14)	$9.74	5.47%	$71,461	0.53%	0.53%	0.50%	2.90%
3/31/2021		$11.75	0.29	(1.62)	(1.33)	(0.29)	(0.76)	(1.05)	$9.37	(12.24)%	$71,267	0.55%	0.55%	0.51%	2.56%
3/31/2020		$9.88	0.28	2.11	2.39	(0.27)	(0.25)	(0.52)	$11.75	24.85%	$87,469	0.68%	0.68%	0.65%	2.55%
3/31/2019		$9.73	0.29	0.16	0.45	(0.30)	—	(0.30)	$9.88	4.77%	$66,226	0.70%	0.70%	0.65%	3.15%
3/31/2018		$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.73	2.74%	$55,357	0.81%	0.81%	0.65%	3.33%
3/31/2017		$10.40	0.32	(0.60)	(0.28)	(0.33)	—	(0.33)	$9.79	(2.82)%	$50,465	0.76%	0.76%	0.65%	3.13%

DoubleLine Long Duration Total Return Bond Fund - Class N:
9/30/2021	(d)	$9.37	0.13	0.34	0.47	(0.13)	—	(0.13)	$9.71	4.97%	$1,511	0.77%	0.77%	0.74%	2.58%
3/31/2021		$11.74	0.26	(1.61)	(1.35)	(0.26)	(0.76)	(1.02)	$9.37	(12.38)%	$11,234	0.80%	0.80%	0.76%	2.29%
3/31/2020		$9.88	0.24	2.11	2.35	(0.24)	(0.25)	(0.49)	$11.74	24.44%	$20,225	0.93%	0.93%	0.90%	2.31%
3/31/2019		$9.72	0.27	0.16	0.43	(0.27)	—	(0.27)	$9.88	4.61%	$14,317	0.95%	0.95%	0.90%	2.90%
3/31/2018		$9.78	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$9.72	2.48%	$11,016	1.06%	1.06%	0.90%	3.06%
3/31/2017		$10.39	0.29	(0.60)	(0.31)	(0.30)	—	(0.30)	$9.78	(3.08)%	$11,276	1.01%	1.01%	0.90%	2.79%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										33%	89%	40%	25%	33%	94%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	139

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:								Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
9/30/2021	(d)	$9.61	(0.05)	1.23	1.18	—	—		—		$10.79	12.28%	$177,000	1.01%	1.01%	1.10%	(1.02)%
3/31/2021		$6.91	(0.05)	2.75	2.70	—	—		—		$9.61	39.07%	$151,565	1.14%	1.14%	1.10%	(0.66)%
3/31/2020		$9.72	0.07	(2.78)	(2.71)	(0.10)	—		(0.10)		$6.91	(28.25)%	$116,739	1.09%	1.09%	1.10%	1.00%
3/31/2019		$10.11	0.12	(0.40)	(0.28)	(0.11)	—		(0.11)		$9.72	(2.59)%	$444,918	1.02%	1.02%	1.10%	1.14%
3/31/2018		$9.33	0.04	1.27	1.31	(0.53)	—	(e)	(0.53)		$10.11	14.03%	$213,752	1.16%	1.16%	1.10%	0.33%
3/31/2017		$8.69	(0.06)	0.75	0.69	(0.05)	—		(0.05)		$9.33	7.93%	$22,243	1.77%	1.77%	1.10%	(0.75)%

DoubleLine Strategic Commodity Fund (Consolidated) - Class N:
9/30/2021	(d)	$9.52	(0.07)	1.23	1.16	—	—		—		$10.68	12.18%	$22,349	1.26%	1.26%	1.35%	(1.27)%
3/31/2021		$6.87	(0.07)	2.72	2.65	—	—		—		$9.52	38.57%	$20,205	1.39%	1.39%	1.34%	(0.88)%
3/31/2020		$9.65	0.07	(2.78)	(2.71)	(0.07)	—		(0.07)		$6.87	(28.28)%	$25,421	1.34%	1.34%	1.35%	0.75%
3/31/2019		$10.04	0.09	(0.40)	(0.31)	(0.08)	—		(0.08)		$9.65	(2.97)%	$65,292	1.27%	1.27%	1.35%	0.87%
3/31/2018		$9.28	0.01	1.27	1.28	(0.52)	—	(e)	(0.52)		$10.04	13.79%	$67,838	1.41%	1.41%	1.35%	0.09%
3/31/2017		$8.67	(0.09)	0.75	0.66	(0.05)	—		(0.05)		$9.28	7.55%	$6,540	2.23%	2.23%	1.35%	(1.00)%

												For the Year or Period Ended
												9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										0%		0%	0%	0%	0%	0%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited.

(e) Less than $0.005 per share.

			Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Global Bond Fund - Class I:
9/30/2021	(d)	$10.21	0.02	(0.09)	(0.07)	(0.03)	—		—	(0.03)		$10.11	(0.71)%	$723,251	0.55%	0.55%	0.55%	0.39%
3/31/2021		$10.21	0.05	0.12	0.17	—	(0.17)		—	(0.17)		$10.21	1.59%	$787,064	0.55%	0.55%	0.55%	0.50%
3/31/2020		$10.28	0.15	(0.10)	0.05	(0.12)	—	(e)	—	(0.12)		$10.21	0.43%	$1,217,100	0.55%	0.55%	0.55%	1.34%
3/31/2019		$10.71	0.12	(0.42)	(0.30)	(0.13)	—		—	(0.13)		$10.28	(2.80)%	$1,053,218	0.55%	0.55%	0.55%	1.22%
3/31/2018		$10.04	0.09	0.72	0.81	(0.14)	—		—	(0.14)		$10.71	7.96%	$663,208	0.56%	0.56%	0.56%	0.82%
3/31/2017		$10.49	0.05	(0.47)	(0.42)	(0.02)	—		(0.01)	(0.03)		$10.04	(4.00)%	$475,328	0.66%	0.66%	0.66%	0.52%

DoubleLine Global Bond Fund - Class N:
9/30/2021	(d)	$10.18	0.01	(0.10)	(0.09)	(0.01)	—		—	(0.01)		$10.08	(0.86)%	$599	0.80%	0.80%	0.80%	0.14%
3/31/2021		$10.21	0.03	0.11	0.14	—	(0.17)		—	(0.17)		$10.18	1.30%	$815	0.80%	0.80%	0.80%	0.29%
3/31/2020		$10.26	0.12	(0.10)	0.02	(0.07)	—	(e)	—	(0.07)		$10.21	0.23%	$2,407	0.80%	0.80%	0.80%	1.13%
3/31/2019		$10.69	0.09	(0.42)	(0.33)	(0.10)	—		—	(0.10)		$10.26	(3.08)%	$16,728	0.80%	0.80%	0.80%	0.89%
3/31/2018		$10.02	0.06	0.72	0.78	(0.11)	—		—	(0.11)		$10.69	7.77%	$29,544	0.81%	0.81%	0.81%	0.57%
3/31/2017		$10.49	0.02	(0.47)	(0.45)	(0.01)	—		(0.01)	(0.02)		$10.02	(4.31)%	$24,058	0.91%	0.91%	0.91%	0.20%

													For the Year or Period Ended
													9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)											27%		63%	21%	24%	16%	57%

(a) Calculated based on average shares outstanding during the period.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Unaudited.

(e) Less than $0.005 per share.

140	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Infrastructure Income Fund - Class I:
9/30/2021	(d)	$10.46	0.14	0.02	0.16	(0.15)	—		(0.15)	$10.47	1.53%	$572,923	0.56%	0.56%	0.56%	2.74%
3/31/2021		$9.56	0.29	0.92	1.21	(0.31)	—		(0.31)	$10.46	12.73%	$566,994	0.56%	0.56%	0.56%	2.82%
3/31/2020		$10.11	0.33	(0.54)	(0.21)	(0.34)	—		(0.34)	$9.56	(2.32)%	$503,146	0.56%	0.56%	0.56%	3.19%
3/31/2019		$10.00	0.32	0.11	0.43	(0.32)	—	(e)	(0.32)	$10.11	4.47%	$535,621	0.58%	0.58%	0.58%	3.30%
3/31/2018		$10.07	0.30	(0.03)	0.27	(0.33)	(0.01)		(0.34)	$10.00	2.67%	$532,404	0.57%	0.57%	0.57%	3.18%
3/31/2017	(f)	$10.00	0.29	0.01	0.30	(0.23)	—	(e)	(0.23)	$10.07	3.11%	$392,117	0.77%	0.77%	0.64%	2.78%

DoubleLine Infrastructure Income Fund - Class N:
9/30/2021	(d)	$10.46	0.13	0.02	0.15	(0.14)	—		(0.14)	$10.47	1.40%	$10,699	0.81%	0.81%	0.81%	2.49%
3/31/2021		$9.56	0.27	0.92	1.19	(0.29)	—		(0.29)	$10.46	12.45%	$9,700	0.81%	0.81%	0.81%	2.58%
3/31/2020		$10.11	0.30	(0.54)	(0.24)	(0.31)	—		(0.31)	$9.56	(2.55)%	$9,784	0.81%	0.81%	0.81%	2.93%
3/31/2019		$10.00	0.30	0.11	0.41	(0.30)	—	(e)	(0.30)	$10.11	4.17%	$2,672	0.83%	0.83%	0.83%	3.00%
3/31/2018		$10.06	0.29	(0.03)	0.26	(0.31)	(0.01)		(0.32)	$10.00	2.54%	$19,379	0.82%	0.82%	0.82%	2.86%
3/31/2017	(f)	$10.00	0.26	0.01	0.27	(0.21)	—	(e)	(0.21)	$10.06	2.76%	$567	1.50%	1.50%	0.89%	2.53%

											For the Year or Period Ended
											9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										12%	39%	10%	15%	29%	43%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Less than $0.005 per share.

(f)  Commenced operations on April 1, 2016.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Ultra Short Bond Fund - Class I:
9/30/2021	(d)	$10.05	0.01	0.01	0.02	(0.01)	—		(0.01)	$10.06	0.20%	$223,985	0.24%	0.24%	0.24%	0.19%
3/31/2021		$9.81	0.05	0.24	0.29	(0.05)	—		(0.05)	$10.05	2.91%	$222,613	0.25%	0.25%	0.25%	0.46%
3/31/2020		$10.03	0.22	(0.22)	—	(0.22)	—	(e)	(0.22)	$9.81	(0.04)%	$232,159	0.23%	0.23%	0.23%	2.14%
3/31/2019		$10.03	0.24	(0.01)	0.23	(0.23)	—	(e)	(0.23)	$10.03	2.32%	$235,078	0.22%	0.22%	0.22%	2.28%
3/31/2018		$10.01	0.13	—	0.13	(0.11)	—	(e)	(0.11)	$10.03	1.31%	$166,255	0.32%	0.32%	0.29%	1.24%
3/31/2017	(f)	$10.00	0.03	0.01	0.04	(0.03)	—		(0.03)	$10.01	0.36%	$8,294	4.87%	4.87%	0.35%	0.42%

DoubleLine Ultra Short Bond Fund - Class N:
9/30/2021	(d)	$10.07	—	—	—	—	—		—	$10.07	0.00%	$1,541	0.49%	0.49%	0.49%	(0.06)%
3/31/2021		$9.83	0.02	0.24	0.26	(0.02)	—		(0.02)	$10.07	2.65%	$2,606	0.50%	0.50%	0.50%	0.21%
3/31/2020		$10.04	0.20	(0.22)	(0.02)	(0.19)	—	(e)	(0.19)	$9.83	(0.19)%	$2,793	0.48%	0.48%	0.48%	1.94%
3/31/2019		$10.03	0.22	(0.01)	0.21	(0.20)	—	(e)	(0.20)	$10.04	2.18%	$2,517	0.47%	0.47%	0.47%	2.17%
3/31/2018		$10.02	0.09	—	0.09	(0.08)	—	(e)	(0.08)	$10.03	0.95%	$278	0.57%	0.57%	0.41%	0.92%
3/31/2017	(f)	$10.00	0.01	0.01	0.02	—	—		—	$10.02	0.20%	$125	5.42%	5.42%	0.60%	0.11%

											For the Year or Period Ended
											9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)										40%	41%	60%	128%	74%	79%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Less than $0.005 per share.

(f)  Commenced operations on June 30, 2016.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	141

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Shiller Enhanced International CAPE® - Class I:
9/30/2021	(d)	$12.75	0.12	0.65	0.77	(0.16)	—	(0.16)	$13.36	6.03%	$73,676	0.75%	0.72%	0.62%	1.73%
3/31/2021		$7.88	0.21	4.88	5.09	(0.22)	—	(0.22)	$12.75	65.24%	$40,292	0.93%	0.91%	0.62%	1.96%
3/31/2020		$10.17	0.29	(2.29)	(2.00)	(0.29)	—	(0.29)	$7.88	(20.29)%	$27,523	0.80%	0.77%	0.62%	2.84%
3/31/2019		$11.24	0.34	(0.52)	(0.18)	(0.43)	(0.46)	(0.89)	$10.17	(1.13)%	$42,621	0.96%	0.91%	0.60%	3.25%
3/31/2018		$10.86	0.22	0.86	1.08	(0.35)	(0.35)	(0.70)	$11.24	9.92%	$78,162	1.04%	1.02%	0.63%	1.79%
3/31/2017	(e)	$10.00	0.03	0.85	0.88	(0.02)	—	(0.02)	$10.86	8.76%	$19,384	7.10%	7.10%	0.64%	0.72%

DoubleLine Shiller Enhanced International CAPE® - Class N:
9/30/2021	(d)	$12.76	0.10	0.64	0.74	(0.14)	—	(0.14)	$13.36	5.82%	$7,910	1.00%	0.97%	0.87%	1.42%
3/31/2021		$7.88	0.19	4.88	5.07	(0.19)	—	(0.19)	$12.76	64.90%	$6,002	1.18%	1.16%	0.87%	1.85%
3/31/2020		$10.17	0.27	(2.29)	(2.02)	(0.27)	—	(0.27)	$7.88	(20.50)%	$13,044	1.05%	1.02%	0.87%	2.61%
3/31/2019		$11.23	0.32	(0.52)	(0.20)	(0.40)	(0.46)	(0.86)	$10.17	(1.29)%	$19,953	1.20%	1.15%	0.85%	3.03%
3/31/2018		$10.86	0.18	0.86	1.04	(0.32)	(0.35)	(0.67)	$11.23	9.56%	$29,160	1.29%	1.27%	0.87%	1.52%
3/31/2017	(e)	$10.00	0.02	0.85	0.87	(0.01)	—	(0.01)	$10.86	8.72%	$11,499	4.93%	4.93%	0.89%	0.58%

										For the Year or Period Ended
										9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes(b)									79%	97%	48%	72%	69%	38%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on December 23, 2016.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Colony Real Estate and Income Fund - Class I:
9/30/2021	(d)	$11.44	0.06	1.60	1.66	(0.07)	—	(0.07)	$13.03	14.47%	$13,334	1.49%	1.49%	0.65%	0.97%
3/31/2021		$8.51	0.16	2.97	3.13	(0.20)	—	(0.20)	$11.44	37.15%	$13,527	0.65%	0.65%	0.63%	1.60%
3/31/2020		$11.30	0.25	(2.65)	(2.40)	(0.28)	(0.11)	(0.39)	$8.51	(22.08)%	$94,289	0.86%	0.85%	0.62%	2.29%
3/31/2019	(e)	$10.00	0.10	1.26	1.36	(0.06)	—	(0.06)	$11.30	13.69%	$121,180	1.46%	1.42%	0.61%	3.00%

DoubleLine Colony Real Estate and Income Fund - Class N:
9/30/2021	(d)	$11.47	0.05	1.59	1.64	(0.05)	—	(0.05)	$13.06	14.29%	$2,352	1.72%	1.72%	0.90%	0.71%
3/31/2021		$8.51	0.13	3.00	3.13	(0.17)	—	(0.17)	$11.47	37.12%	$1,636	0.97%	0.97%	0.88%	1.28%
3/31/2020		$11.29	0.24	(2.65)	(2.41)	(0.26)	(0.11)	(0.37)	$8.51	(22.21)%	$3,809	1.11%	1.10%	0.87%	2.03%
3/31/2019	(e)	$10.00	0.09	1.26	1.35	(0.06)	—	(0.06)	$11.29	13.53%	$4,369	1.67%	1.62%	0.87%	2.79%

												For the Year or Period Ended
												9/30/2021(d)	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes(b)											121%	157%	100%	70%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on December 17, 2018.

142	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
9/30/2021	(d)	$9.38	0.16	(0.31)	(0.15)	(0.10)	—	(0.10)	$9.13	(1.64)%	$9,449	3.59%	3.59%	0.90%	3.47%
3/31/2021		$8.64	0.30	0.61	0.91	(0.17)	—	(0.17)	$9.38	10.60%	$9,604	2.57%	2.57%	0.90%	3.11%
3/31/2020	(e)	$10.00	0.25	(1.49)	(1.24)	(0.12)	—	(0.12)	$8.64	(12.52)%	$8,664	6.23%	6.23%	0.90%	3.45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
9/30/2021	(d)	$9.37	0.15	(0.30)	(0.15)	(0.09)	—	(0.09)	$9.13	(1.65)%	$114	3.80%	3.80%	1.15%	3.22%
3/31/2021		$8.64	0.27	0.61	0.88	(0.15)	—	(0.15)	$9.37	10.24%	$96	2.82%	2.82%	1.15%	2.86%
3/31/2020	(e)	$10.00	0.23	(1.49)	(1.26)	(0.10)	—	(0.10)	$8.64	(12.69)%	$87	6.48%	6.48%	1.15%	3.19%

													For the Year or Period Ended
													9/30/2021(d)	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(b)												24%	20%	13%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on June 28, 2019.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Income Fund - Class I:
9/30/2021	(d)	$9.28	0.21	—	0.21	(0.22)	—	(0.22)	$9.27	2.30%	$130,906	0.66%	0.66%	0.65%	4.55%
3/31/2021		$8.05	0.36	1.20	1.56	(0.33)	—	(0.33)	$9.28	19.70%	$136,369	0.74%	0.74%	0.65%	4.07%
3/31/2020	(e)	$10.00	0.24	(1.94)	(1.70)	(0.25)	—	(0.25)	$8.05	(17.35)%	$69,580	1.13%	1.13%	0.65%	4.07%

DoubleLine Income Fund - Class N:
9/30/2021	(d)	$9.30	0.20	—	0.20	(0.21)	—	(0.21)	$9.29	2.17%	$4,482	0.91%	0.91%	0.90%	4.38%
3/31/2021		$8.05	0.34	1.22	1.56	(0.31)	—	(0.31)	$9.30	19.67%	$2,676	0.99%	0.99%	0.90%	3.84%
3/31/2020	(e)	$10.00	0.23	(1.94)	(1.71)	(0.24)	—	(0.24)	$8.05	(17.46)%	$592	1.26%	1.26%	0.90%	4.13%

													For the Year or Period Ended
													9/30/2021(d)	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(b)												18%	30%	33%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d)  Unaudited.

(e) Commencement of operations on September 3, 2019.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2021	143

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I:
9/30/2021	(d)	$9.87	0.08	0.67	0.75	(0.09)	—	(0.09)	$10.53	7.63%	$11,790	9.91%	9.61%	0.35%	1.59%
3/31/2021	(e)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.15)%	$10,547	11.70%	11.39%	0.34%	1.61%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N:
9/30/2021	(d)	$9.87	0.07	0.67	0.74	(0.08)	—	(0.08)	$10.53	7.51%	$200	10.38%	10.08%	0.61%	1.19%
3/31/2021	(e)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.17)%	$130	12.06%	11.75%	0.58%	1.52%

			For the Year or Period Ended
			9/30/2021(d)	3/31/2021
Portfolio turnover rate for all share classes(b)	93%	0%

(a)  Calculated based on average shares outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Unaudited.

(e)  Commencement of operations on February 26, 2021. Total return is based on operations for a period that is less than six months.

144	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2021

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 20 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate semi-annual report.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund, the DoubleLine Emerging Markets Local Currency Bond Fund and the DoubleLine Income Fund, which are classified as non-diversified funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—	—

DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—	—

DoubleLine Colony Real Estate and Income Fund	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—	—

DoubleLine Multi-Asset Trend Fund (Consolidated)	Seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index over a full market cycle	2/26/2021	2/26/2021	—	—
The fiscal year end for the Funds is March 31, and the period covered by these financial statements is the six months ended September 30, 2021 (the “period end”).

Semi-Annual Report	|	September 30, 2021	145

Notes to Financial Statements (Cont.)

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A.Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by DoubleLine Capital LP (“DoubleLine Capital”) or DoubleLine Alternatives LP (“DoubleLine Alternatives”, formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”) in accordance with the fair

146	DoubleLine Funds Trust

(Unaudited) September 30, 2021

valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 2021:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Money Market Funds	$2,109,754,690	$609,895,731	$11,188,610	$5,236,655	$381,401,993	$34,732,061

Affiliated Mutual Funds	—	1,044,577,238	—	4,912,686	—	—

Common Stocks	—	1,995,573	1,366,415	—	534,186	15,323

Exchange Traded Funds and Mutual Funds	—	—	—	2,958,675	—	—

Real Estate Investment Trusts	—	—	—	2,062,880	—	—

Total Level 1	2,109,754,690	1,656,468,542	12,555,025	15,170,896	381,936,179	34,747,384

Level 2

US Government and Agency Mortgage Backed Obligations	20,213,755,931	1,251,256,188	—	5,557,856	341,868,880	—

Non-Agency Residential Collateralized Mortgage Obligations	13,075,715,761	1,332,442,615	—	6,090,731	1,365,085,797	—

US Government and Agency Obligations	4,869,110,790	2,385,013,685	—	—	584,328,968	—

Non-Agency Commercial Mortgage Backed Obligations	4,649,233,347	972,750,167	—	—	1,189,040,370	—

Asset Backed Obligations	2,725,998,186	506,006,961	—	—	642,516,139	—

Collateralized Loan Obligations	1,408,687,036	374,383,342	—	—	1,231,653,562	10,487,590

US Corporate Bonds	—	1,666,326,923	—	—	438,212,716	25,272,256

Foreign Corporate Bonds	—	871,440,839	546,228,716	—	881,097,467	1,132,165

Bank Loans	—	506,682,912	—	—	468,845,173	294,008,604

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	268,250,128	304,520,401	—	149,304,852	—

Municipal Bonds	—	7,473,441	—	—	—	—

Other Short Term Investments	—	—	—	3,199,297	—	—

Total Level 2	46,942,501,051	10,142,027,201	850,749,117	14,847,884	7,291,953,924	330,900,615

Level 3

Repurchase Agreements	378,000,000	31,500,000	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	84,428,854	150,796	—	—	—	—

Asset Backed Obligations	31,378,566	4,706,785	—	—	—	—

Collateralized Loan Obligations	503,635	—	—	148,219	—	—

Common Stocks	—	1,813,089	—	—	—	1,337,984

Bank Loans	—	498,719	—	—	—	399,365

Warrants	—	17,579	—	—	—	—

Foreign Corporate Bonds	—	—	—	—	—	—

Total Level 3	494,311,055	38,686,968	—	148,219	—	1,737,349

Total	$49,546,566,796	$11,837,182,711	$863,304,142	$30,166,999	$7,673,890,103	$367,385,348

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$(297,742)	$—	$—

Total Level 1	—	—	—	(297,742)	—	—

Level 2

Excess Return Swaps	—	—	—	(316,832)	—	—

Total Level 2	—	—	—	(316,832)	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$—	$(614,574)	$—	$—

Semi-Annual Report	|	September 30, 2021	147

Notes to Financial Statements (Cont.)

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Money Market Funds	$384,620,526	$55,075,043	$11,822,070	$686,339	$14,005,677	$21,217,234

Affiliated Mutual Funds	200,148,954	46,572,081	—	—	—	—

Common Stocks	18,754	37,616	127,065	—	—	—

Total Level 1	584,788,234	101,684,740	11,949,135	686,339	14,005,677	21,217,234

Level 2

US Government and Agency Obligations	1,681,954,788	—	—	16,590,641	—	219,462,030

Collateralized Loan Obligations	1,331,754,797	247,865,205	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	1,243,875,204	291,070,052	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	1,135,281,949	186,949,978	—	—	—	—

Bank Loans	694,781,627	124,273,085	—	—	—	—

Asset Backed Obligations	672,054,301	70,537,029	—	—	—	—

Foreign Corporate Bonds	588,504,069	106,448,749	206,741,898	—	—	—

US Corporate Bonds	501,432,791	72,910,836	—	—	—	—

US Government and Agency Mortgage Backed Obligations	343,471,523	44,093,473	—	54,492,833	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	79,888,829	52,161,892	43,552,697	—	—	464,101,759

Other Short Term Investments	—	—	—	—	182,454,470	—

Total Level 2	8,272,999,878	1,196,310,299	250,294,595	71,083,474	182,454,470	683,563,789

Level 3

Repurchase Agreements	40,500,000	—	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	5,607,348	1,063,745	—	—	—	—

Common Stocks	1,362,755	398,641	—	—	—	—

Bank Loans	406,758	109,047	—	—	—	—

Asset Backed Obligations	—	14,705,522	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	—	9,559,889	—	—	—	—

Collateralized Loan Obligations	—	71,948	—	—	—	—

Warrants	—	1,981	—	—	—	—

Foreign Corporate Bonds	—	—	—	—	—	—

Total Level 3	47,876,861	25,910,773	—	—	—	—

Total	$8,905,664,973	$1,323,905,812	$262,243,730	$71,769,813	$196,460,147	$704,781,023

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$(821,853)	$—	$—

Total Level 1	—	—	—	(821,853)	—	—

Level 2

Excess Return Swaps	727,425,935	—	—	—	3,036,698	—

Total Level 2	727,425,935	—	—	—	3,036,698	—

Level 3	—	—	—	—	—	—

Total	$727,425,935	$—	$—	$(821,853)	$3,036,698	$—

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Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Colony Real Estate and Income Fund	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund

Investments in Securities

Level 1

Money Market Funds	$20,293,287	$6,651,698	$1,062,026	$224,913	$225,574	$8,870,008

Affiliated Mutual Funds	—	—	6,774,259	—	—	—

Total Level 1	20,293,287	6,651,698	7,836,285	224,913	225,574	8,870,008

Level 2

Asset Backed Obligations	282,516,850	—	2,430,648	—	—	3,488,524

US Corporate Bonds	202,120,724	79,390,593	4,981,585	4,159,475	—	1,046,589

Foreign Corporate Bonds	74,489,366	57,902,782	5,246,591	822,261	1,827,851	—

Commercial Paper	—	81,469,002	—	—	—	—

US Government and Agency Obligations	—	—	16,164,197	2,939,720	—	4,139,758

Collateralized Loan Obligations	—	—	14,510,527	4,383,039	—	22,618,892

Non-Agency Commercial Mortgage Backed Obligations	—	—	11,931,445	3,188,494	—	28,437,455

Non-Agency Residential Collateralized Mortgage Obligations	—	—	11,077,949	—	—	36,990,500

US Government and Agency Mortgage Backed Obligations	—	—	4,331,043	—	—	19,925,313

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	430,993	—	7,457,635	—

Total Level 2	559,126,940	218,762,377	71,104,978	15,492,989	9,285,486	116,647,031

Level 3

Foreign Corporate Bonds	2,500,386	—	—	—	—	—

Asset Backed Obligations	—	—	—	—	—	8,946,000

Non-Agency Commercial Mortgage Backed Obligations	—	—	—	—	—	1,178,806

Total Level 3	2,500,386	—	—	—	—	10,124,806

Total	$581,920,613	$225,414,075	$78,941,263	$15,717,902	$9,511,060	$135,641,845

Other Financial Instruments

Level 1	$—	$—	$—	$—	$—	$—

Total Level 1	—	—	—	—	—	—

Level 2

Excess Return Swaps	—	—	6,008,460	185,346	—	—

Forward Currency Exchange Contracts	—	—	(3,600,834)	—	—	—

Total Level 2	—	—	2,407,626	185,346	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$2,407,626	$185,346	$—	$—

Category	DoubleLine Multi-Asset Trend Fund (Consolidated)

Investments in Securities

Level 1

Affiliated Mutual Funds	$8,758,380

Money Market Funds	265,665

Total Level 1	9,024,045

Level 2

US Government and Agency Obligations	2,459,580

Total Level 2	2,459,580

Level 3	—

Total	$11,483,625

Other Financial Instruments

Level 1	$—

Total Level 1	—

Level 2

Excess Return Swaps	557,224

Total Level 2	557,224

Level 3	—

Total	$557,224

See the Schedules of Investments for further disaggregation of investment categories.

Semi-Annual Report	|	September 30, 2021	149

Notes to Financial Statements (Cont.)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Total Return Bond Fund	Fair Value as of 3/31/2021	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 9/30/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2021(c)
Investments in Securities
Repurchase Agreements	$378,000,000	$(10,604)	$6,121	$(2,237)	$378,006,720	$(378,000,000)	$—	$—	$378,000,000	$—
Non-Agency Commercial Mortgage Backed Obligations	71,682,524	183,215	1,508,497	251,168	—	(10,266,735)	21,070,185	—	84,428,854	962,601
Asset Backed Obligations	—	—	407,982	—	30,970,584	—	—	—	31,378,566	—
Collateralized Loan Obligations	369,501	—	117,322	5,637	11,175	—	—	—	503,635	126,122
Total	$450,052,025	$172,611	$2,039,922	$254,568	$408,988,479	$(388,266,735)	$21,070,185	$—	$494,311,055	$1,088,723

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2021	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 9/30/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2021(c)
Investments in Securities
Asset Backed Obligations	$14,840,624	$—	$(634,100)	$—	$498,998	$—	$—	$—	$14,705,522	$(546,310)
Non-Agency Residential Collateralized Mortgage Obligations	10,060,931	88,792	100,014	94,718	—	(784,566)	—	—	9,559,889	152,577
Non-Agency Commercial Mortgage Backed Obligations	1,178,250	1,252	(85,382)	5,009	—	(35,384)	—	—	1,063,745	(90,279)
Common Stocks	294,158	—	103,578	—	905	—	—	—	398,641	104,224
Bank Loans	136,307	10,050	(12,035)	1,985	—	(27,260)	—	—	109,047	(1,701)
Collateralized Loan Obligations	1,227,488	—	67,767	193	1,597	—	—	(1,225,097)	71,948	69,025
Warrants	—	—	1,981	—	—	—	—	—	1,981	—
Foreign Corporate Bonds	1,500	—	(1,500)	—	—	—	—	—	—	(1,500)
Total	$27,739,258	$100,094	$(459,677)	$101,905	$501,500	$(847,210)	$—	$(1,225,097)	$25,910,773	$(313,964)

DoubleLine Income Fund	Fair Value as of 3/31/2021	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 9/30/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2021(c)
Investments in Securities
Asset Backed Obligations	$6,941,744	$2	$(639,389)	$(588)	$2,857,604	$(213,373)	$—	$—	$8,946,000	$(253,227)
Non-Agency Commercial Mortgage Backed Obligations	1,140,684	—	29,733	8,389	—	—	—	—	1,178,806	29,733
Total	$8,082,428	$2	$(609,656)	$7,801	$2,857,604	$(213,373)	$—	$—	$10,124,806	$(223,494)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2021 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

150	DoubleLine Funds Trust

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The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Total Return Bond Fund	Fair Value as of 9/30/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Repurchase Agreements	$378,000,000	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$84,428,854	Market Comparables	Market Quotes	$13.65-$127.13 ($84.85)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Asset Backed Obligations	$31,378,566	Market Comparables	Market Quotes	$6,275.71 ($6,275.71)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$503,635	Market Comparables	Market Quotes	$26.98 ($26.98)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

DoubleLine Flexible Income Fund	Fair Value as of 9/30/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$14,705,522	Market Comparables	Market Quotes	$80.86-$2,313.90 ($405.02)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$9,559,889	Market Comparables	Market Quotes	$97.36 ($97.36)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$1,063,745	Market Comparables	Market Quotes	$76.28 ($76.28)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$398,641	Market Comparables	Market Quotes	$1.88-$23.18 ($21.79)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$109,047	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$71,948	Market Comparables	Market Quotes	$26.98 ($26.98)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Warrants	$1,981	Intrinsic Value	Underlying Equity Price	$0.00-$1.43 ($1.43)	Significant changes in the Underlying Equity Price would have resulted in direct changes in the fair value of the security

Foreign Corporate Bonds	$—	Enterprise Values	EBITDA Multiples	5.5x (5.5x )	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

DoubleLine Income Fund	Fair Value as of 9/30/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$8,946,000	Market Comparables	Market Quotes	$73.58-$12,437.24 ($2,581.04)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$1,178,806	Market Comparables	Yields	12.14% (12.14% )	Increase in the yields would have resulted in the decrease in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

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Notes to Financial Statements (Cont.)

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2018-2020 (Federal) and 2017-2020 (CA/DE) for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of September 30, 2021, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2021. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Each Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

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G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses), attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedules of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Funds maintained with their custodian liquid investments having an aggregate value at least equal to the par value of their respective unfunded loan commitments and bridge loans.

I. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. DoubleLine Multi-Asset Growth Fund previously purchased and sold certain of these general obligation bonds and may have some exposure to this litigation. At this time, it is anticipated that a material adverse effect on the Multi-Asset Growth Fund as a result of this litigation is remote. As of the period end, no loss contingency has been recorded in the financial statements.

J. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

K. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Multi-Asset Trend Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund, Ltd., the DoubleLine Strategic Commodity, Ltd. and the Multi-Asset Trend Fund, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of September 30, 2021 the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi-Asset Trend Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015	2/26/2021

Fund Net Assets	$31,285,922	$199,349,119	$11,989,965

Subsidiary % of Fund Net Assets	11.46%	21.87%	18.82%

Subsidiary Financial Statement Information

Net Assets	$3,584,262	$43,604,691	$2,256,101

Total Income	1,158	16,610	1,649

Net Realized Gain/(Loss)	(23,213)	15,097,818	58,484

L. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual

Semi-Annual Report	|	September 30, 2021	153

Notes to Financial Statements (Cont.)

rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives, the investment adviser of the DoubleLine Colony Real Estate and Income Fund, engaged DoubleLine Capital to serve as sub- adviser to the DoubleLine Colony Real Estate and Income Fund to manage its investment in debt instruments. On February 18, 2021, DoubleLine Alternatives, the investment adviser of the DoubleLine Multi-Asset Trend Fund, engaged DoubleLine Capital to serve as sub-adviser to the DoubleLine Multi-Asset Trend Fund to manage its investment in debt instruments.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of the DoubleLine Multi-Asset Trend Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2022. DoubleLine Multi-Asset Trend Fund’s expense limitation is expected to apply until at least February 26, 2023. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A	0.60%

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A	0.77%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A	N/A

DoubleLine Long Duration Total Return Bond Fund	0.35%	0.50%	0.75%	N/A	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Colony Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.50%	0.65%	0.90%	N/A	N/A

Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

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Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,

	2022	2023	2024	2025

DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$70,875	$163,391	$69,266

DoubleLine Low Duration Bond Fund	$—	$3	$—	$4,863

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$119,396	$91,791	$171,094	$100,353

DoubleLine Long Duration Total Return Bond Fund	$36,189	$31,792	$31,892	$12,052

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$38,969	$—

DoubleLine Shiller Enhanced International CAPE®	$234,844	$93,238	$124,784	$39,526

DoubleLine Colony Real Estate and Income Fund	$177,195	$310,642	$32,734	$65,165

DoubleLine Emerging Markets Local Currency Fund	$—	$393,049	$161,999	$132,790

DoubleLine Income Fund	$—	$219,563	$79,680	$14,652

DoubleLine Multi-Asset Trend Fund (Consolidated)	$—	$—	$99,689	$527,635

For the period ended September 30, 2021, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Strategic Commodity Fund (Consolidated)	$90,485

DoubleLine Shiller Enhanced International CAPE®	$1,376

DoubleLine Income Fund	$10,287

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the period ended September 30, 2021:

DoubleLine Core Fixed Income Fund	$2,788,620

DoubleLine Multi-Asset Growth Fund (Consolidated)	$12,822

DoubleLine Shiller Enhanced CAPE®	$150,504

DoubleLine Flexible Income Fund	$119,614

DoubleLine Shiller Enhanced International CAPE®	$12,504

DoubleLine Multi-Asset Trend Fund (Consolidated)	$16,881

As of September 30, 2021 greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Global Bond Fund	71%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	82%	DoubleLine Core Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	67%	DoubleLine Core Fixed Income Fund

DoubleLine Ultra Short Bond Fund	89%	DoubleLine Shiller Enhanced CAPE

DoubleLine Global Bond Fund	6%	DoubleLine Flexible Income Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of September 30, 2021:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	46%

Semi-Annual Report	|	September 30, 2021	155

Notes to Financial Statements (Cont.)

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 calendar days of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended September 30, 2021 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$11,376,745,618	$14,761,625,663	$13,708,081,641	$12,727,371,776

DoubleLine Core Fixed Income Fund	$2,331,937,894	$2,476,426,081	$7,135,218,436	$6,932,576,793

DoubleLine Emerging Markets Fixed Income Fund	$232,055,680	$205,835,553	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$3,195,758	$1,776,547	$—	$—

DoubleLine Low Duration Bond Fund	$2,764,186,219	$1,828,488,923	$958,252,141	$887,851,703

DoubleLine Floating Rate Fund	$147,489,612	$58,620,370	$—	$—

Doubleline Shiller Enhanced CAPE®	$2,650,104,252	$1,417,052,814	$2,848,779,907	$2,520,388,057

DoubleLine Flexible Income Fund	$318,865,948	$236,932,119	$—	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$93,779,726	$61,790,506	$—	$—

DoubleLine Long Duration Total Return Bond Fund	$1,190,231	$9,228,700	$24,464,291	$26,214,453

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$110,798,058	$146,809,588	$88,505,800	$106,770,625

DoubleLine Infrastructure Income Fund	$85,199,788	$65,775,362	$—	$—

DoubleLine Ultra Short Bond Fund	$54,934,201	$52,208,683	$—	$—

Doubleline Shiller Enhanced International CAPE®	$45,253,220	$9,824,201	$42,187,318	$36,398,773

Doubleline Colony Real Estate and Income Fund	$6,635,584	$5,531,388	$11,604,018	$10,574,779

DoubleLine Emerging Markets Local Currency Bond Fund	$2,888,744	$2,308,706	$—	$—

DoubleLine Income Fund	$40,601,561	$38,361,903	$—	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)	$5,434,559	$4,477,025	$5,591,218	$5,512,027

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

156	DoubleLine Funds Trust

(Unaudited) September 30, 2021

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended September 30, 2021		Period Ended March 31, 2021

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$764,105,274	$—	$1,658,555,198	$—

DoubleLine Core Fixed Income Fund	$168,377,108	$—	$341,197,870	$18,147,242

DoubleLine Emerging Markets Fixed Income Fund	$18,674,143	$—	$35,005,232	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$403,247	$—	$1,062,386	$—

DoubleLine Low Duration Bond Fund	$61,226,987	$—	$138,527,562	$—

DoubleLine Floating Rate Fund	$4,943,883	$—	$7,203,928	$—

Doubleline Shiller Enhanced CAPE®	$65,238,846	$—	$131,429,340	$—

DoubleLine Flexible Income Fund	$25,282,724	$—	$45,031,199	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$2,253,901	$—	$5,558,795	$—

DoubleLine Long Duration Total Return Bond Fund	$1,201,467	$—	$6,510,021	$2,140,684

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$2,013,491	$—	$—	$13,566,062

DoubleLine Infrastructure Income Fund	$8,278,883	$—	$17,336,841	$—

DoubleLine Ultra Short Bond Fund	$214,258	$—	$1,067,595	$—

Doubleline Shiller Enhanced International CAPE	$906,389	$—	$882,373	$—

Doubleline Colony Real Estate and Income Fund	$74,194	$—	$1,597,716	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$101,807	$—	$177,729	$—

DoubleLine Income Fund	$3,130,963	$—	$3,356,800	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)	$101,198	$—	$15,705	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of March 31, 2021 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed IncomeFund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$52,827,460,397	$11,481,064,435	$866,567,307	$29,090,211	$6,955,238,623	$281,525,464

Gross Tax Unrealized Appreciation	1,215,398,512	286,839,957	26,289,270	2,894,475	42,550,779	2,776,910

Gross Tax Unrealized Depreciation	(2,109,272,674)	(236,812,102)	(55,985,359)	(4,411,065)	(85,682,206)	(2,034,078)

Net Tax Unrealized Appreciation (Depreciation)	(893,874,162)	50,027,855	(29,696,089)	(1,516,590)	(43,131,427)	742,832

	DoubleLine ShillerEnhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$7,613,455,130	$1,294,685,940	$239,918,700	$78,390,834	$177,581,758	$776,004,521

Gross Tax Unrealized Appreciation	1,430,101,289	18,651,479	2,934,876	4,447,957	48,372	21,403,704

Gross Tax Unrealized Depreciation	(96,358,154)	(43,365,578)	(3,738,801)	(2,738,183)	(4,302,847)	(18,232,914)

Net Tax Unrealized Appreciation (Depreciation)	1,333,743,135	(24,714,099)	(803,925)	1,709,774	(4,254,475)	3,170,790

Semi-Annual Report	|	September 30, 2021	157

Notes to Financial Statements (Cont.)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short BondFund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and IncomeFund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

Tax Cost of Investments	$560,654,145	$224,510,669	$37,998,040	$14,974,585	$9,921,291	$143,506,404

Gross Tax Unrealized Appreciation	19,944,502	561,929	8,517,095	866,916	145,296	1,730,144

Gross Tax Unrealized Depreciation	(3,141,121)	(49,359)	(716,381)	(556,195)	(689,399)	(4,645,291)

Net Tax Unrealized Appreciation (Depreciation)	16,803,381	512,570	7,800,714	310,721	(544,103)	(2,915,147)

	DoubleLine Multi-Asset Trend Fund (Consolidated)

Tax Cost of Investments	$10,763,612

Gross Tax Unrealized Appreciation	1,500

Gross Tax Unrealized Depreciation	(137,618)

Net Tax Unrealized Appreciation (Depreciation)	(136,118)
As of March 31, 2021 the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed IncomeFund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(893,874,162)	$50,027,855	$(29,696,089)	$(1,516,590)	$(43,131,427)	$742,832

Undistributed Ordinary Income	56,973,809	19,446,599	2,924,301	88,494	4,683,858	399,111

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	56,973,809	19,446,599	2,924,301	88,494	4,683,858	399,111

Other Accumulated Gains (Losses)	(2,813,096,665)	(18,759,415)	(54,614,260)	(6,546,128)	(83,060,190)	(39,108,045)

Total Accumulated Earnings (Losses)	(3,649,997,018)	50,715,039	(81,386,048)	(7,974,224)	(121,507,759)	(37,966,102)

	DoubleLine ShillerEnhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$1,333,743,135	$(24,714,099)	$(803,925)	$1,709,774	$(4,254,475)	$3,170,790

Undistributed Ordinary Income	4,261,731	1,838,986	772,177	147,765	25,430,470	—

Undistributed Long Term Capital Gains	622,747,191	—	—	—	—	5,985,174

Total Distributable Earnings	627,008,922	1,838,986	772,177	147,765	25,430,470	5,985,174

Other Accumulated Gains (Losses)	(3,260,157)	(44,833,965)	20,957	(6,963,964)	(3,162)	(655,484)

Total Accumulated Earnings (Losses)	1,957,491,900	(67,709,078)	(10,791)	(5,106,425)	21,172,833	8,500,480

158	DoubleLine Funds Trust

(Unaudited) September 30, 2021

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short BondFund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and IncomeFund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

Net Tax Unrealized Appreciation (Depreciation)	$16,803,381	$512,570	$7,800,714	$310,721	$(544,103)	$(2,915,147)

Undistributed Ordinary Income	1,811,600	53,070	112,313	3,563	3,544	185,522

Undistributed Long Term Capital Gains	2,716,508	—	—	—	—	—

Total Distributable Earnings	4,528,108	53,070	112,313	3,563	3,544	185,522

Other Accumulated Gains (Losses)	(1,465,461)	(358,331)	(12,487,068)	(1,589,802)	(86,557)	(2,483,914)

Total Accumulated Earnings (Losses)	19,866,028	207,309	(4,574,041)	(1,275,518)	(627,116)	(5,213,539)

	DoubleLine Multi-Asset Trend Fund (Consolidated)

Net Tax Unrealized Appreciation (Depreciation)	$(136,118)

Undistributed Ordinary Income	86

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	86

Other Accumulated Gains (Losses)	(146)

Total Accumulated Earnings (Losses)	(136,178)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2021, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$2,780,200,704	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	$54,904,773	Indefinite

DoubleLine Multi-Asset Growth Fund (Consolidated)	$6,417,883	Indefinite

DoubleLine Low Duration Bond Fund	$80,341,020	Indefinite

DoubleLine Floating Rate Fund	$38,720,949	Indefinite

DoubleLine Flexible Income Fund	$43,612,291	Indefinite

DoubleLine Ultra Short Bond Fund	$303,641	Indefinite

DoubleLine Shiller Enhanced International CAPE®	$12,450,405	Indefinite

DoubleLine Colony Real Estate and Income Fund	$1,588,195	Indefinite

DoubleLine Emerging Markets Local Currency Bond Fund	$80,885	Indefinite

DoubleLine Income Fund	$2,415,210	Indefinite

As of March 31, 2021, the following funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss

DoubleLine Core Fixed Income Fund	$10,356,353	$—

DoubleLine Global Bond Fund	$690,790	$—

DoubleLine Long Duration Total Return Bond Fund	$6,816,965	$—

Semi-Annual Report	|	September 30, 2021	159

Notes to Financial Statements (Cont.)

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income and equalization. For the period ended March 31, 2021, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital

DoubleLine Total Return Bond Fund	$182,237,734	$(182,237,734)	$—

DoubleLine Core Fixed Income Fund	$21,083,245	$(21,866,866)	$783,621

DoubleLine Emerging Markets Fixed Income Fund	$1,736,463	$(1,736,463)	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$321,018	$(104,128)	$(216,890)

DoubleLine Low Duration Bond Fund	$4,332,692	$(4,332,692)	$—

DoubleLine Floating Rate Fund	$157,848	$(157,848)	$—

DoubleLine Shiller Enhanced CAPE®	$8,883,363	$(44,691,383)	$35,808,020

DoubleLine Flexible Income Fund	$3,514,942	$(3,514,942)	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$305,011	$(561,445)	$256,434

DoubleLine Long Duration Total Return Bond Fund	$29	$(793,606)	$793,577

DoubleLine Strategic Commodity Fund (Consolidated)	$26,253,230	$(26,778,804)	$525,574

DoubleLine Global Bond Fund	$(1,944,784)	$586,121	$1,358,663

DoubleLine Infrastructure Income Fund	$438,449	$(499,187)	$60,738

DoubleLine Shiller Enhanced International CAPE®	$113,966	$(113,966)	$—

DoubleLine Colony Real Estate and Income Fund	$125,196	$(125,196)	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$(121,441)	$121,441	$—

DoubleLine Income Fund	$218,205	$(218,205)	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)	$1,083	$—	$(1,083)

If a Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with such Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, each Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that a Fund may not issue a Section 19 Notice in situations where such Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

160	DoubleLine Funds Trust

(Unaudited) September 30, 2021

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	506,354,890	$5,346,069,607	1,539,259,791	$16,424,118,756	115,714,203	$1,288,415,710	280,957,689	$3,131,111,016

Class N	55,120,994	581,903,921	199,726,649	2,130,788,486	4,171,619	46,421,900	12,671,396	141,023,558

Class R6	62,770,908	664,298,730	273,818,179	2,941,826,011	959,665	10,738,924	5,465,636	60,849,172

Reinvested Dividends

Class I	48,150,873	507,640,844	104,043,679	1,109,252,383	9,754,551	108,480,543	20,570,056	229,610,439

Class N	6,532,952	68,842,417	15,081,761	160,748,008	576,844	6,410,134	1,392,836	15,529,405

Class R6	1,883,191	19,856,884	3,666,481	39,085,354	138,419	1,539,956	221,570	2,465,610

Shares Redeemed

Class I	(663,202,735)	(7,003,192,953)	(1,806,880,622)	(19,253,958,956)	(100,183,489)	(1,115,394,627)	(332,985,488)	(3,706,704,605)

Class N	(67,414,189)	(711,328,730)	(340,426,398)	(3,621,780,655)	(8,781,436)	(97,710,056)	(31,188,875)	(343,028,015)

Class R6	(83,219,151)	(876,815,264)	(85,766,242)	(917,621,409)	(1,064,979)	(11,813,414)	(6,809,222)	(75,856,934)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(133,022,267)	$(1,402,724,544)	(97,476,722)	$(987,542,022)	21,285,397	$237,089,070	(49,704,402)	$(545,000,354)

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	10,695,382	$113,862,841	38,389,132	$389,527,036	357,603	$3,611,856	2,960,303	$25,630,560

Class N	572,595	6,116,177	1,798,649	17,916,574	—	—	—	—

Class A	—	—	—	—	227,630	2,290,286	307,640	2,537,078

Reinvested Dividends

Class I	1,160,185	12,305,007	2,223,211	22,562,571	15,821	158,406	46,424	421,674

Class N	80,867	857,972	199,011	2,008,153	—	—	—	—

Class A	—	—	—	—	2,751	27,471	3,736	34,580

Shares Redeemed

Class I	(9,082,861)	(96,696,099)	(50,348,984)	(503,984,898)	(314,507)	(3,175,025)	(2,420,139)	(21,795,842)

Class N	(664,177)	(7,084,290)	(11,630,383)	(113,571,215)	—	—	—	—

Class A	—	—	—	—	(37,220)	(377,400)	(2,677,014)	(22,745,872)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,761,991	$29,361,608	(19,369,364)	$(185,541,779)	252,078	$2,535,594	(1,779,050)	$(15,917,822)

Semi-Annual Report	|	September 30, 2021	161

Notes to Financial Statements (Cont.)

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021			Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	180,492,949	$1,800,493,994	340,583,825	$3,376,149,064	11,712,779	$111,730,593		14,358,100	$135,294,501

Class N	16,828,012	167,714,942	35,129,828	347,517,208	316,259	3,026,444		632,775	5,795,462

Class R6	4,215,617	42,030,610	973,264	9,512,549	—	—		—	—

Reinvested Dividends

Class I	3,824,118	38,107,252	8,601,769	85,027,806	197,692	1,885,698		243,458	2,251,902

Class N	744,247	7,411,889	1,952,269	19,277,696	27,320	261,131		83,252	766,753

Class R6	8,432	84,023	10,781	106,939	—	—		—	—

Shares Redeemed

Class I	(113,696,956)	(1,134,257,355)	(335,259,977)	(3,315,055,225)	(2,812,505)	(26,778,138	)(a)	(7,192,416)	(66,124,694	)(b)

Class N	(20,250,567)	(201,875,080)	(73,254,311)	(722,010,331)	(248,087)	(2,367,200	)(a)	(4,899,529)	(44,350,591	)(b)

Class R6	(134,252)	(1,338,441)	(135,979)	(1,342,013)	—	—		—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	72,031,600	$718,371,834	(21,398,531)	$(200,816,307)	9,193,458	$87,758,528		3,225,640	$33,633,333

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021			Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	49,303,903	$1,051,957,605	195,485,996	$3,046,783,133	15,589,133	$151,515,036		54,032,236	$506,510,483

Class N	3,487,426	74,315,835	15,703,507	228,608,519	2,105,191	20,439,379		5,882,912	54,086,312

Class R6	215,106	4,657,134	635,172	11,790,758	11,724,381	114,079,398		67,312	652,927

Reinvested Dividends

Class I	1,885,258	40,487,315	5,128,268	83,098,105	1,485,871	14,418,093		2,669,614	24,884,913

Class N	173,237	3,717,201	586,974	9,340,673	287,675	2,788,636		678,502	6,296,878

Class R6	4,250	91,394	1,474	26,681	10,070	97,703		686	6,478

Shares Redeemed

Class I	(53,694,197)	(1,148,034,446)	(180,505,736)	(2,763,884,588)	(21,441,472)	(208,495,198)		(48,288,453)	(443,146,001)

Class N	(4,266,963)	(90,741,607)	(87,053,535)	(1,284,765,928)	(2,505,364)	(24,345,445)		(17,871,414)	(164,818,629)

Class R6	(46,407)	(1,012,784)	(18,819)	(330,285)	(154,078)	(1,500,082)		(44)	(429)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,938,387)	$(64,562,353)	(50,036,699)	$(669,332,932)	7,101,407	$68,997,520		(2,828,649)	$(15,527,068)

162	DoubleLine Funds Trust

(Unaudited) September 30, 2021

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	4,706,811	$46,644,669	14,577,587	$143,575,692	362,481	$3,524,062	2,069,460	$22,911,466

Class N	485,802	4,824,016	1,796,430	17,615,867	150,740	1,472,494	780,702	8,909,509

Reinvested Dividends

Class I	174,117	1,724,171	340,225	3,348,896	35,287	346,394	174,105	1,858,956

Class N	18,949	187,944	50,107	493,812	11,302	111,073	116,931	1,246,222

Shares Redeemed

Class I	(2,842,803)	(28,179,676)	(12,426,465)	(122,663,051)	(659,658)	(6,553,804)	(2,085,164)	(24,399,181)

Class N	(314,454)	(3,123,121)	(1,043,720)	(10,357,607)	(1,205,845)	(12,015,692)	(1,420,809)	(16,183,176)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,228,422	$22,078,003	3,294,164	$32,013,609	(1,305,693)	$(13,115,473)	(364,775)	$(5,656,204)

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	3,000,060	$31,748,368	11,204,635	$89,588,094	6,158,899	$63,683,572	3,168,598	32,993,548

Class N	467,709	4,912,703	1,115,982	8,861,301	5,597	57,500	34,749	358,181

Reinvested Dividends

Class I	—	—	—	—	1,054	10,732	8,343	89,275

Class N	—	—	—	—	72	727	1,358	14,502

Shares Redeemed

Class I	(2,375,518)	(25,224,484)	(12,313,065)	(93,088,198)	(11,690,915)	(122,024,555)	(45,264,419)	(479,552,298)

Class N	(497,773)	(5,237,033)	(2,694,958)	(21,355,455)	(26,333)	(271,848)	(191,743)	(2,029,979)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	594,478	$6,199,554	(2,687,406)	$(15,994,258)	(5,551,626)	$(58,543,872)	(42,243,114)	$(448,126,771)

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Notes to Financial Statements (Cont.)

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,474,469	$15,537,369	4,509,288	$46,476,303	933,305	$9,388,224	6,304,577	$63,278,623

Class N	132,832	1,399,559	340,509	3,576,870	11,584	116,642	149,707	1,501,205

Reinvested Dividends

Class I	20,447	215,474	92,586	968,759	1,543	15,521	13,076	130,919

Class N	10,820	114,011	24,259	252,659	—	—	596	5,958

Shares Redeemed

Class I	(1,012,041)	(10,633,239)	(3,033,719)	(31,816,866)	(815,013)	(8,197,457)	(7,834,785)	(78,619,510)

Class N	(49,674)	(522,691)	(461,021)	(4,836,926)	(117,434)	(1,182,557)	(175,638)	(1,766,197)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	576,853	$6,110,483	1,471,902	$14,620,799	13,985	$140,373	(1,542,467)	$(15,469,002)

	DoubleLine Shiller Enhanced International CAPE®				DoubleLine Colony Real Estate and Income Fund

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	2,777,707	$38,027,722	1,068,908	$12,154,076	154,569	$1,998,060	443,367	$4,469,594

Class N	384,072	5,278,683	272,105	2,529,300	81,859	1,092,027	137,925	1,257,461

Reinvested Dividends

Class I	34,693	471,730	37,120	389,352	4,701	61,552	19,217	194,969

Class N	5,978	81,413	20,585	205,684	604	7,926	5,606	55,393

Shares Redeemed

Class I	(457,476)	(6,243,344)	(1,439,661)	(14,426,728)	(318,666)	(3,827,373)	(10,356,011)	(106,513,955)

Class N	(268,584)	(3,661,987)	(1,477,590)	(16,150,541)	(45,104)	(605,809)	(448,494)	(4,477,876)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,476,390	$33,954,217	(1,518,533)	$(15,298,857)	(122,037)	$(1,273,617)	(10,198,390)	$(105,014,414)

164	DoubleLine Funds Trust

(Unaudited) September 30, 2021

	DoubleLine Emerging Markets Local Currency Bond Fund				DoubleLine Income Fund

	Period Ended September 30, 2021		Year Ended March 31, 2021		Period Ended September 30, 2021		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	—	$—	3,151	$29,900	3,640,109	$33,957,541	16,970,154	$150,809,408

Class N	2,227	21,073	—	—	370,128	3,455,644	372,127	3,184,081

Reinvested Dividends

Class I	10,821	100,776	18,834	176,174	273,956	2,549,843	235,928	2,120,446

Class N	111	1,030	166	1,555	8,610	80,272	8,050	71,391

Shares Redeemed

Class I	—	—	—	—	(4,486,866)	(41,784,711)	(11,161,300)	(97,388,254)

Class N	(76)	(705)	—	—	(183,873)	(1,717,299)	(165,954)	(1,444,686)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	13,083	$122,174	22,151	$207,629	(377,936)	$(3,458,710)	6,259,005	$57,352,386

	DoubleLine Multi-Asset Trend Fund (Consolidated)

	Period Ended September 30, 2021		Period Ended March 31, 2021

	Shares	Amount	Shares	Amount

Shares Sold

Class I	41,887	$436,185	1,066,937	$10,667,487

Class N	5,712	58,915	13,177	131,700

Reinvested Dividends

Class I	9,520	98,520	1,560	15,394

Class N	124	1,288	17	165

Shares Redeemed

Class I	(34)	(359)	—	—

Class N	—	—	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	57,209	$594,549	1,081,691	$10,814,746

(a)	Net of redemption fees of $88,638 and $6,580 for Class I and Class N, respectively.

(b)	Net of redemption fees of $10,342 and $2,962 for Class I and Class N, respectively.

8.   Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

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Notes to Financial Statements (Cont.)

For the period ended September 30, 2021 the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$229,009	$139,774	$368,783

DoubleLine Core Fixed Income Fund	$53,813	$33,132	$86,945

DoubleLine Emerging Markets Fixed Income Fund	$2,778	$2,454	$5,232

DoubleLine Multi-Asset Growth Fund (Consolidated)	$358	$83	$441

DoubleLine Low Duration Bond Fund	$30,425	$20,505	$50,930

DoubleLine Floating Rate Fund	$723	$849	$1,572

DoubleLine Shiller Enhanced CAPE®	$44,278	$27,515	$71,793

DoubleLine Flexible Income Fund	$4,754	$3,663	$8,417

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$1,147	$718	$1,865

DoubleLine Long Duration Total Return Bond Fund	$413	$247	$660

DoubleLine Strategic Commodity Fund (Consolidated)	$624	$562	$1,186

DoubleLine Global Bond Fund	$3,574	$2,331	$5,905

DoubleLine Infrastructure Income Fund	$2,560	$1,646	$4,206

DoubleLine Ultra Short Bond Fund	$887	$636	$1,523

DoubleLine Shiller Enhanced International CAPE®	$192	$230	$422

DoubleLine Colony Real Estate and Income Fund	$69	$45	$114

DoubleLine Emerging Markets Local Currency Bond Fund	$71	$28	$99

DoubleLine Income Fund	$554	$390	$944

DoubleLine Multi-Asset Trend Fund (Consolidated)	$43	$32	$75

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended September 30, 2021 is as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Average Market Value

Futures Contracts - Long	$(177,082)	$—	$(494,979)	$—	$—	$—	$—	$—

Futures Contracts - Short	20,233	—	130,694	—	—	—	—	—

Average Notional Balance

Excess Return Swaps	6,670,757	8,189,000,000	—	193,500,000	—	53,033,333	14,700,000	11,097,588

Forward Currency Exchange Contracts	—	—	—	—	25,249,760	73,953,186	—	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are

166	DoubleLine Funds Trust

(Unaudited) September 30, 2021

exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional

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Notes to Financial Statements (Cont.)

amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked to market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to- market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s NAV.

168	DoubleLine Funds Trust

(Unaudited) September 30, 2021

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2021 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Shiller Enhanced International CAPE®	$—	$—	$—	$(3,600,834)	$—	$(3,600,834)
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(344,169)	$—	$46,427	$(297,742)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(821,853)	(821,853)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(316,832)	$—	$—	$(316,832)
DoubleLine Shiller Enhanced CAPE®	—	—	727,425,935	—	—	727,425,935
DoubleLine Strategic Commodity Fund (Consolidated)	3,036,698	—	—	—	—	3,036,698
DoubleLine Shiller Enhanced International CAPE®	—	—	6,008,460	—	—	6,008,460
DoubleLine Colony Real Estate and Income Fund	—	—	185,346	—	—	185,346
DoubleLine Multi-Asset Trend Fund (Consolidated)	714,261	—	—	—	(157,037)	557,224

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2021 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$734,524	$—	$734,524
DoubleLine Shiller Enhanced International CAPE®	—	—	—	2,972,091	—	2,972,091
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$258,403	$—	$(115,213)	$143,190
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	1,010,459	1,010,459
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(23,213)	$—	$2,524,847	$—	$—	$2,501,634
DoubleLine Shiller Enhanced CAPE®	—	—	1,435,959,579	—	—	1,435,959,579
DoubleLine Strategic Commodity Fund (Consolidated)	15,093,389	—	—	—	—	15,093,389
DoubleLine Shiller Enhanced International CAPE®	—	—	6,094,761	—	—	6,094,761
DoubleLine Colony Real Estate and Income Fund	—	—	2,292,779	—	—	2,292,779
DoubleLine Multi-Asset Trend Fund (Consolidated)	—	—	59,639	—	13,720	73,359
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$(1,211,795)	$—	$(1,211,795)
DoubleLine Shiller Enhanced International CAPE®	—	—	—	(5,195,329)	—	(5,195,329)
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(251,590)	$—	$(50,560)	$(302,150)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	722,762	722,762
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(22,918)	$—	$(1,793,172)	$—	$—	$(1,816,090)
DoubleLine Shiller Enhanced CAPE®	—	—	(644,154,226)	—	—	(644,154,226)
DoubleLine Strategic Commodity Fund (Consolidated)	7,339,545	—	—	—	—	7,339,545
DoubleLine Shiller Enhanced International CAPE®	—	—	(2,171,358)	—	—	(2,171,358)
DoubleLine Colony Real Estate and Income Fund	—	—	(588,363)	—	—	(588,363)
DoubleLine Multi-Asset Trend Fund (Consolidated)	803,690	—	21,200	—	(157,037)	667,853

Semi-Annual Report	|	September 30, 2021	169

Notes to Financial Statements (Cont.)

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2021, the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$316,832	$—	$316,832	$316,832	$—	$—

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$793,395,844	$(65,969,909)	$727,425,935	$583,187,581	$144,238,354	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$65,969,909	$(65,969,909)	$—	$—	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$3,036,698	$—	$3,036,698	$1,013,516	$—	$2,023,182

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$63,349	$(63,349)	$—	$—	$—	$—

Swap Contracts	6,008,460	—	6,008,460	4,911,851	—	1,096,609

	$6,071,809	$(63,349)	$6,008,460	$4,911,851	$—	$1,096,609

170	DoubleLine Funds Trust

(Unaudited) September 30, 2021

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$3,664,183	$(63,349)	$3,600,834	$2,908,463	$—	$692,371

DoubleLine Colony Real Estate and Income Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$371,930	$(186,584)	$185,346	$185,346	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$186,584	$(186,584)	$—	$—	$—	$—
DoubleLine Multi-Asset Trend Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$714,261	$(157,037)	$557,224	$557,224	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$157,037	$(157,037)	$—	$—	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of

Semi-Annual Report	|	September 30, 2021	171

Notes to Financial Statements (Cont.)

the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $50,000,000 credit facility. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

State Street Bank and Trust Company has made available to the DoubleLine Emerging Markets Local Currency Bond Fund an uncommitted $30,000,000 credit facility with an annual non-refundable facility fee of $50,000. Under the terms of the credit facility, borrowings are limited to 15% of the Fund’s total assets. Borrowings under this credit facility bear interest at 0.10% plus 1.25% plus the greater of the Federal Funds Rate or the Overnight Bank Funding Rate as in effect on that day.

For the period ended September 30, 2021, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$6,947,857	$11,832,000	$3,040	$—	2.25%

DoubleLine Floating Rate Fund	—	—	—	30,500	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	298,500	727,000	261	—	2.25%

DoubleLine Long Duration Total Return Bond Fund	7,232,000	7,232,000	452	—	2.25%

13.  Significant Shareholder Holdings

As of September 30, 2021, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares -Total Fund

DoubleLine Colony Real Estate and Income Fund - Class I	523,006	51%	44%

DoubleLine Colony Real Estate and Income Fund - Class N	10,599	6%	44%

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	1,031,930	100%	99%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,367	83%	99%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I	1,000,271	89%	89%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N	10,090	53%	89%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

14.  To-Be-Announced Securities

The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage- backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote. At the end of the period and as a purchaser or seller of TBAs, the DoubleLine Total Return Bond and DoubleLine Core Fixed Income Funds segregated cash or cash equivalents as collateral as required in accordance with application industry regulations.

172	DoubleLine Funds Trust

(Unaudited) September 30, 2021

15.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

active management risk:  the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting supply, demand and/or other market fundamentals with respect to a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy sector, industrial metals precious metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

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Notes to Financial Statements (Cont.)

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

°

London Interbank Offered Rate (“LIBOR”) risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. In October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives (“Rule 18f-4”), which will impose limits on the amount of derivatives a Fund can enter into and will treat derivatives, as well as certain debt securities, as senior securities. A Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected as a result of new Rule 18f-4 under the 1940 Act once compliance is required in the middle of 2022.

•

emerging market country risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

174	DoubleLine Funds Trust

(Unaudited) September 30, 2021

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

financial services risk:  the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to by transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

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Notes to Financial Statements (Cont.)

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other DoubleLine funds over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the

Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

176	DoubleLine Funds Trust

(Unaudited) September 30, 2021

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  an investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to a Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

reliance on each adviser:  the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the

Semi-Annual Report	|	September 30, 2021	177

Notes to Financial Statements (Cont.)

risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase a Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

tax risk:  in order to qualify as a regulated investment company under the Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of a Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

16.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The phase out of a majority of the U.S. dollar LIBOR publications is expected to occur some time in 2023, with the remainder of LIBOR publications expected to end at the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates, though there can be no assurance any such publications would

178	DoubleLine Funds Trust

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be considered representative of the underlying market. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Funds’ performance and increase costs related to the Fund’s use of derivatives.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’ These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management is currently assessing the potential impact of the new rule on the Funds’ financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

17.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Semi-Annual Report	|	September 30, 2021	179

Shareholder Expenses	(Unaudited) September 30, 2021

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2021 through September 30, 2021. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the funds’ transfer agent, U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for 90 days or less in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 9/30/21	Expenses Paid During Period(a)(b)	Ending Account Value at 9/30/21	Expenses Paid During Period(a)(b)

DoubleLine Total Return Bond Fund	Class I	0.48%	$1,000	$1,020	$2.43	$1,023	$2.43

	Class N	0.73%	$1,000	$1,017	$3.69	$1,021	$3.70

	Class R6	0.43%	$1,000	$1,020	$2.18	$1,023	$2.18

DoubleLine Core Fixed Income Fund	Class I	0.42%	$1,000	$1,020	$2.13	$1,023	$2.13

	Class N	0.67%	$1,000	$1,019	$3.39	$1,022	$3.40

	Class R6	0.39%	$1,000	$1,019	$1.97	$1,023	$1.98

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.87%	$1,000	$1,018	$4.40	$1,021	$4.41

	Class N	1.12%	$1,000	$1,018	$5.66	$1,019	$5.67

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.06%	$1,000	$1,040	$5.42	$1,020	$5.37

	Class A	1.32%	$1,000	$1,038	$6.74	$1,018	$6.68

DoubleLine Low Duration Bond Fund	Class I	0.41%	$1,000	$1,007	$2.06	$1,023	$2.08

	Class N	0.66%	$1,000	$1,005	$3.32	$1,022	$3.35

	Class R6	0.39%	$1,000	$1,007	$1.96	$1,023	$1.98

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				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 9/30/21	Expenses Paid During Period(a)(b)	Ending Account Value at 9/30/21	Expenses Paid During Period(a)(b)

DoubleLine Floating Rate Fund	Class I	0.62%	$1,000	$1,022	$3.14	$1,022	$3.14

	Class N	0.87%	$1,000	$1,020	$4.41	$1,021	$4.41

DoubleLine Shiller Enhanced CAPE®	Class I	0.54%	$1,000	$1,096	$2.84	$1,022	$2.74

	Class N	0.79%	$1,000	$1,094	$4.15	$1,021	$4.00

	Class R6	0.48%	$1,000	$1,096	$2.52	$1,023	$2.43

DoubleLine Flexible Income Fund	Class I	0.71%	$1,000	$1,023	$3.60	$1,022	$3.60

	Class N	0.96%	$1,000	$1,021	$4.86	$1,020	$4.86

	Class R6	0.68%	$1,000	$1,022	$3.45	$1,022	$3.45

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,006	$2.97	$1,022	$2.99

	Class N	0.84%	$1,000	$1,006	$4.22	$1,021	$4.26

DoubleLine Long Duration Total Return Bond Fund	Class I	0.50%	$1,000	$1,055	$2.58	$1,023	$2.54

	Class N	0.74%	$1,000	$1,050	$3.80	$1,021	$3.75

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$1,123	$5.85	$1,020	$5.57

	Class N	1.35%	$1,000	$1,122	$7.18	$1,018	$6.83

DoubleLine Global Bond Fund	Class I	0.55%	$1,000	$993	$2.75	$1,022	$2.79

	Class N	0.80%	$1,000	$991	$3.99	$1,021	$4.05

DoubleLine Infrastructure Income Fund	Class I	0.56%	$1,000	$1,016	$2.83	$1,022	$2.84

	Class N	0.81%	$1,000	$1,015	$4.09	$1,021	$4.10

DoubleLine Ultra Short Bond Fund	Class I	0.24%	$1,000	$1,002	$1.20	$1,024	$1.22

	Class N	0.49%	$1,000	$1,000	$2.46	$1,023	$2.48

DoubleLine Shiller Enhanced International CAPE®	Class I	0.62%	$1,000	$1,060	$3.20	$1,022	$3.14

	Class N	0.87%	$1,000	$1,058	$4.49	$1,021	$4.41

DoubleLine Colony Real Estate and Income Fund	Class I	0.65%	$1,000	$1,145	$3.49	$1,022	$3.29

	Class N	0.90%	$1,000	$1,143	$4.83	$1,021	$4.56

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.90%	$1,000	$984	$4.48	$1,021	$4.56

	Class N	1.15%	$1,000	$984	$5.72	$1,019	$5.82

DoubleLine Income Fund	Class I	0.65%	$1,000	$1,023	$3.30	$1,022	$3.29

	Class N	0.90%	$1,000	$1,022	$4.56	$1,021	$4.56

DoubleLine Multi-Asset Trend Fund	Class I	0.35%	$1,000	$1,076	$1.82	$1,023	$1.78

	Class N	0.61%	$1,000	$1,075	$3.17	$1,022	$3.09

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	|	September 30, 2021	181

Federal Tax Information	(Unaudited) September 30, 2021

For the fiscal year ended March 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.01%

DoubleLine Emerging Markets Fixed Income Fund	0.10%

DoubleLine Multi-Asset Growth Fund (Consolidated)	2.70%

DoubleLine Low Duration Bond Fund	0.01%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.06%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2021 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	1.69%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

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The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2021 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	62.76%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2021 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	81.14%

DoubleLine Emerging Markets Fixed Income Fund	1.06%

DoubleLine Multi-Asset Growth Fund (Consolidated)	87.31%

DoubleLine Low Duration Bond Fund	75.66%

DoubleLine Floating Rate Fund	98.05%

DoubleLine Shiller Enhanced CAPE®	85.89%

DoubleLine Flexible Income Fund	68.42%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	25.43%

DoubleLine Long Duration Total Return Bond Fund	58.18%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	68.15%

DoubleLine Ultra Short Bond Fund	94.22%

DoubleLine Shiller Enhanced International CAPE®	76.58%

DoubleLine Colony Real Estate and Income Fund	90.79%

DoubleLine Emerging Markets Local Currency Bond Fund	2.73%

DoubleLine Income Fund	95.07%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.58%

Semi-Annual Report	|	September 30, 2021	183

Federal Tax Information (Cont.)

For the fiscal year ended March 31, 2021 each fund earned foreign source income and paid foreign taxes, which each intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid

DoubleLine Emerging Markets Fixed Income Fund	$33,285	$4,993

DoubleLine Low Duration Bond Fund	$40,833,296	$1,952

DoubleLine Flexible Income Fund	$13,161,596	$122

DoubleLine DoubleLine Low Duration Emerging Markets Fixed Income Fund	$4,054,951	$464

DoubleLine Emerging Markets Local Currency Bond Fund	$467,201	$12,488

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

184	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited) September 30, 2021

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT is available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	|	September 30, 2021	185

Privacy Policy	(Unaudited) September 30, 2021

What Does DoubleLine Do with Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms; ï,· Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html

186	DoubleLine Funds Trust

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How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice to investors in Cayman Islands investment funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Semi-Annual Report	|	September 30, 2021	187

Privacy Policy (Cont.)

Access to and Control of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to DoubleLine customers outside the United States may not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

188	DoubleLine Funds Trust

Investment Advisers:

DoubleLine Capital LP and DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DFT

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE and DoubleLine Flexible Income Fund) is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

1

DoubleLine Total Return Bond Fund

Schedule of Investments

September 30, 2021 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 5.6%
3,596,243	AASET Ltd., Series 2018-1A-B	5.44%	(a)	01/16/2038	2,936,289
33,639,875	AASET Ltd., Series 2019-2-A	3.38%	(a)	10/16/2039	32,774,422
23,680,320	AASET Trust, Series 2020-1A-A	3.35%	(a)	01/16/2040	23,078,556
45,000,000	Affirm Asset Securitization Trust, Series 2020-A-A	2.10%	(a)	02/18/2025	45,237,942
6,236,534	Affirm Asset Securitization Trust, Series 2020-Z1-A	3.46%	(a)	10/15/2024	6,312,208
8,742,111	Affirm Asset Securitization Trust, Series 2020-Z2-A	1.90%	(a)	01/15/2025	8,808,517
12,950,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94%	(a)	08/15/2046	13,032,782
11,550,000	Aligned Data Centers Issuer LLC, Series 2021-1A-B	2.48%	(a)	08/15/2046	11,636,976
5,896,667	Aqua Finance Trust, Series 2017-A-A	3.72%	(a)	11/15/2035	6,046,378
21,500,000	Bojangles LLC, Series 2020-1A-A2	3.83%	(a)	10/20/2050	22,369,628
38,604,400	Business Jet Securities LLC, Series 2020-1A-A	2.98%	(a)	11/15/2035	39,314,991
43,462,500	CAL Funding IV Ltd., Series 2020-1A-A	2.22%	(a)	09/25/2045	43,946,837
23,863,462	Carbon Level Mitigation Trust, Series 2021-3-CERT	0.00%	(a)	09/08/2051	19,752,551
30,808,413	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	30,927,703
7,441,844	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13%	(a)	06/15/2043	7,477,937
24,203,272	Castlelake Aircraft Structured Trust, Series 2017-1R-A	2.74%	(a)	08/15/2041	24,320,779
18,245,000	CLI Funding LLC, Series 2020-1A-A	2.08%	(a)	09/18/2045	18,393,401
1,517,876	CLUB Credit Trust, Series 2017-P2-C	4.91%	(a)	01/15/2024	1,524,131
12,251,213	Coinstar Funding LLC, Series 2017-1A-A2	5.22%	(a)	04/25/2047	12,285,494
4,116,060	Commonbond Student Loan Trust, Series 2016-A-A1	3.32%	(a)	05/25/2040	4,218,909
28,882	Consumer Loan Underlying Bond Credit Trust, Series 2018-6-PT	4.75%	(a)(c)	06/17/2041	28,275
100,000,000	Consumer Receivables Asset Investment Trust, Series 2021-2-A1X (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.00%	(a)	03/24/2023	100,000,000
11,383,704	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61%	(a)	10/15/2026	11,620,701
39,300,000	DataBank Issuer, Series 2021-1A-A2	2.06%	(a)	02/27/2051	39,318,094
7,840,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79%	(a)	05/20/2049	7,910,559
23,562,034	Dividend SLR, Series 2019-1-A	3.67%	(a)	08/22/2039	25,008,531
36,691,250	Domino’s Pizza Master Issuer LLC, Series 2019-1A-A2	3.67%	(a)	10/25/2049	39,573,751
33,479,425	ECAF Ltd., Series 2015-1A-A2	4.95%	(a)	06/15/2040	32,100,140
2,932,550	Falcon Aerospace Ltd., Series 2017-1-A	4.58%	(a)	02/15/2042	2,950,767
118,358	Foundation Finance Trust, Series 2016-1A-A	3.96%	(a)	06/15/2035	118,543
5,069,614	Foundation Finance Trust, Series 2019-1A-A	3.86%	(a)	11/15/2034	5,219,872
23,287,203	GAIA Aviation Ltd., Series 2019-1-A	3.97%	(a)(l)	12/15/2044	23,218,203
29,557,542	Global SC Finance SRL, Series 2020-1A-A	2.17%	(a)	10/17/2040	29,968,271
22,588,724	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	21,689,986
3,318,914	HERO Funding Trust, Series 2016-3A-A2	3.91%	(a)	09/20/2042	3,426,679
8,727,144	HERO Funding Trust, Series 2016-4A-A2	4.29%	(a)	09/20/2047	9,021,696
11,235,343	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46%	(a)	12/15/2038	11,265,375
25,047,493	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72%	(a)	07/15/2039	25,172,956
47,640,000	Jack in the Box Funding LLC, Series 2019-1A-A23	4.97%	(a)	08/25/2049	52,172,393
10,550,000	Jersey Mike’s Funding, Series 2019-1A-A2	4.43%	(a)	02/15/2050	11,249,824
56,114,750	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	(a)	07/30/2047	60,703,253
20,577,382	JOL Air Ltd., Series 2019-1-A	3.97%	(a)	04/15/2044	20,482,376
7,148,098	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25%	(a)	12/15/2038	7,060,884
67,531,479	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30%	(a)	01/15/2042	66,876,559
5,989,340	LendingClub Receivables Trust, Series 2020-3-A	3.50%	(a)	01/16/2046	6,057,170
8,599,538	LendingClub Receivables Trust, Series 2020-5A-A	3.50%	(a)	03/15/2046	8,646,768
1,950,000	Loanpal Solar Loan Ltd., Series 2021-1GS-B	2.84%	(a)	01/20/2048	1,997,035
14,519,760	Lunar Aircraft Ltd., Series 2020-1A-A	3.38%	(a)	02/15/2045	14,434,341
41,343,600	ME Funding LLC, Series 2019-1-A2	6.45%	(a)	07/30/2049	43,815,306
19,012,716	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82%	(a)	06/22/2043	20,135,637
11,207,311	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	(a)	06/22/2043	12,040,012
14,028,710	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20%	(a)	02/22/2044	15,208,311
2,396,843	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37%	(a)	12/21/2043	2,611,433
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91%	(a)	12/16/2058	23,428,159
30,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13%	(a)	12/15/2059	30,537,576
15,760,500	Neighborly Issuer LLC, Series 2021-1A-A2	3.58%	(a)	04/30/2051	16,323,383
5,569,404	Newtek Small Business Loan Trust, Series 2018-1-A (Prime Rate - -0.55%)	2.70%	(a)	02/25/2044	5,493,404
10,287,867	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46%	(a)	02/15/2027	10,583,872
46,735,686	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97%	(a)	06/15/2044	46,612,864
17,257,613	Primose Funding LLC, Series 2019-1A-A2	4.48%	(a)	07/30/2049	18,103,586
10,300,736	Prosper Trust, Series 2019-ST1-A	4.50%	(a)	07/15/2025	10,506,566
18,914,172	Raptor Aircraft Finance LLC, Series 2019-1-A	4.21%	(a)	08/23/2044	16,747,081
44,000,000	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	43,760,288
10,165,217	Renew, Series 2017-2A-A	3.22%	(a)	09/22/2053	10,606,784
44,026,944	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23%	(a)	03/15/2040	43,652,363
16,832,409	Sapphire Aviation Finance Ltd., Series 2020-1A-B	4.34%	(a)	03/15/2040	14,778,872
17,046,000	SBA Tower Trust	1.88%	(a)	01/15/2026	17,277,717
9,283,350	ServiceMaster Funding LLC, Series 2020-1-A2II	3.34%	(a)	01/30/2051	9,659,502
25,020,523	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	(a)	10/15/2042	24,448,078
6,089,109	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-B	2.32%	(a)	07/20/2037	6,176,197
3,397,430	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-C	3.51%	(a)	07/20/2037	3,490,429
6,881,773	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	0.41%		06/15/2039	6,769,952
5,328,957	SLM Private Credit Student Loan Trust, Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	0.39%		12/15/2039	5,229,072
33,521,054	SLVRR, Series 2019-1-A	3.97%	(a)	07/15/2044	33,291,469
41,112,620	SoFi Alternative Trust, Series 2021-1-PT2	9.72%	(a)(c)	05/25/2030	42,437,228
136,000,000	SoFi Alternative Trust, Series 2021-2-A	1.25%	(a)	08/15/2030	136,308,584
500,000	SoFi Alternative Trust, Series 2021-2-R1	0.00%	(a)(b)(j)	08/15/2030	31,378,566
68,862,080	SoFi Alternative Trust, Series 2021-A-PT1	1.48%	(a)(c)	03/15/2047	68,359,456
55,689,805	SoFi Alternative Trust, Series 2021-A-PT2	1.48%	(a)(c)	03/15/2047	55,283,325
31,157,443	SoFi Alternative Trust, Series 2021-B-PT1	1.76%	(a)(c)	02/15/2047	31,351,492
39,935,346	SoFi Alternative Trust, Series 2021-B-PT2	1.76%	(a)(c)	02/15/2047	40,191,411
112,310	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26%	(a)	08/25/2025	112,538
3,146,545	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	(a)	12/26/2036	3,168,487
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49%	(a)	11/26/2040	20,859,602
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16%	(a)	11/26/2040	13,564,309
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61%	(a)	02/25/2042	23,753,113
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83%	(a)	08/25/2047	18,731,610
9,918,653	Springleaf Funding Trust, Series 2017-AA-A	2.68%	(a)	07/15/2030	9,932,614
23,340,925	Sprite Ltd., Series 2017-1-A	4.25%	(a)	12/15/2037	23,303,813
19,790,000	Stack Infrastructure Issuer LLC, Series 2020-1A-A2	1.89%	(a)	08/25/2045	19,920,863
20,990,052	Start Ltd., Series 2018-1-A	4.09%	(a)	05/15/2043	21,011,504
41,660,751	Sunbird Engine Finance LLC, Series 2020-1A-A	3.67%	(a)	02/15/2045	40,649,728
13,286,050	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87%	(a)	07/20/2048	14,303,763
14,299,867	Sunnova Helios Issuer LLC, Series 2019-AA-A	3.75%	(a)	06/20/2046	14,962,761
30,960,008	Sunnova Sol Issuer LLC, Series 2020-2A-A	2.73%	(a)	11/01/2055	31,543,777
46,677,940	Sunnova Sol LLC, Series 2020-1A-A	3.35%	(a)	02/01/2055	48,568,910
7,800,000	Taco Bell Funding LLC, Series 2021-1A-A23	2.54%	(a)	08/25/2051	7,825,147
5,300,000	Taco Bell Funding LLC, Series 2021-1A-A2I	1.95%	(a)	08/25/2051	5,319,580
17,900,000	TAL Advantage VII LLC, Series 2020-1A-A	2.05%	(a)	09/20/2045	18,062,142
3,803,750	TAL Advantage VII LLC, Series 2020-1A-B	3.29%	(a)	09/20/2045	3,862,265
11,538,733	Textainer Marine Containers Ltd., Series 2020-1A-A	2.73%	(a)	08/21/2045	11,717,381
9,730,176	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10%	(a)	09/20/2045	9,837,071
3,168,802	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34%	(a)	09/20/2045	3,217,406
25,826,667	Textainer Marine Containers Ltd., Series 2021-3A-A	1.94%	(a)	08/20/2046	25,657,740
20,501,083	Upgrade Master Credit Pass-Thru Trust, Series 2021-PT1-A	26.68%	(a)	08/15/2027	22,446,410
3,710,229	Upgrade Master Pass-Thru Trust, Series 2019-ST2-A	3.90%	(a)	09/15/2025	3,765,062
22,875,136	Upgrade Master Pass-Thru Trust, Series 2021-PT1-A	5.11%	(a)	04/15/2027	23,469,867
17,659,948	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	12.98%	(a)(c)	07/15/2027	17,912,361
9,438,710	Upgrade Master Pass-Thru Trust, Series 2021-PT4-A	9.39%	(a)(c)	08/15/2027	9,516,514
27,960,151	Upgrade Master Pass-Thru Trust, Series 2021-PT5-A	16.38%	(a)(c)	10/15/2027	28,816,319
18,207,511	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00%	(a)	12/20/2026	18,503,539
14,707,509	Upstart Pass-Through Trust, Series 2021-ST1-A	2.75%	(a)	02/20/2027	14,832,117
10,562,781	Upstart Securitization Trust, Series 2020-2-A	2.31%	(a)	11/20/2030	10,682,617
18,983,608	Upstart Securitization Trust, Series 2021-3-A	0.83%	(a)	07/20/2031	18,993,768
10,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66%	(a)	07/20/2031	9,996,722
7,500,000	Upstart Securitization Trust, Series 2021-3-C	3.28%	(a)	07/20/2031	7,524,017
18,359,375	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19%	(a)	07/15/2044	18,980,951
32,425,000	Vantage Data Centers Issuer LLC, Series 2020-2A-A2	1.99%	(a)	09/15/2045	32,295,673
56,400,000	Vault DI Issuer LLC, Series 2021-1A-A2	2.80%	(a)	07/15/2046	56,610,530
17,806,680	Vivint Solar Financing LLC, Series 2018-1A-A	4.73%	(a)	04/30/2048	19,263,038
20,646,979	VR Funding LLC, Series 2020-1A-A	2.79%	(a)	11/15/2050	20,788,016
24,032,651	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10%	(a)(c)	09/14/2022	24,442,850
6,511,751	Wave LLC, Series 2019-1-A	3.60%	(a)	09/15/2044	6,515,971
19,582,500	Wendy’s Funding LLC, Series 2019-1A-A2II	4.08%	(a)	06/15/2049	21,273,085
48,656,267	Willis Engine Structured Trust, Series 2020-A-A	3.23%	(a)	03/15/2045	48,529,567
10,447,500	Wingstop Funding LLC, Series 2020-1A-A2	2.84%	(a)	12/05/2050	10,797,648
13,329,005	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61%	(a)	10/15/2038	13,246,578

Total Asset Backed Obligations (Cost $2,725,237,380)					2,757,376,752

Collateralized Loan Obligations - 2.9%
2,000,000	Anchorage Capital Ltd., Series 2014-3RA-B (3 Month LIBOR USD + 1.50%)	1.63%	(a)	01/28/2031	1,985,573
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	10/15/2031	36,017,956
3,000,000	Apidos Ltd., Series 2013-12A-CR (3 Month LIBOR USD + 1.80%)	1.93%	(a)	04/15/2031	2,985,022
10,450,000	Bain Capital Credit Ltd., Series 2019-3A-B2 (3 Month LIBOR USD + 1.87%, 1.87% Floor)	2.00%	(a)	10/21/2032	10,453,919
5,000,000	BlueMountain Ltd., Series 2018-2A-B (3 Month LIBOR USD + 1.70%, 1.70% Floor)	1.82%	(a)	08/15/2031	5,006,250
61,250,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.32%	(a)	01/20/2031	61,332,191
3,500,000	Dryden Ltd., Series 2017-53A-B (3 Month LIBOR USD + 1.40%)	1.53%	(a)	01/15/2031	3,476,632
35,250,000	Elevation Ltd., Series 2014-2A-A1R (3 Month LIBOR USD + 1.23%)	1.36%	(a)	10/15/2029	35,294,977
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	07/15/2031	25,507,270
20,250,000	Fort Washington, Series 2019-1A-A (3 Month LIBOR USD + 1.42%, 1.42% Floor)	1.55%	(a)	10/20/2032	20,269,880
76,100,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	1.16%	(a)	04/26/2031	76,176,100
1,866,381	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.13%	(a)(b)	04/28/2025	503,635
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	3.79%	(a)	10/22/2025	4,639,848
11,686,291	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.03%	(a)	10/18/2027	11,684,827
13,000,000	Halsey Point Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.33%	(a)	01/20/2033	13,012,887
29,936,242	Harbourview Ltd., Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.26%	(a)	07/18/2031	29,843,684
10,000,000	Highbridge Loan Management Ltd., Series 7A-2015-BR (3 Month LIBOR USD + 1.18%)	1.30%	(a)	03/15/2027	9,995,000
6,000,000	Jamestown Ltd., Series 2018-11A-A2 (3 Month LIBOR USD + 1.70%)	1.83%	(a)	07/14/2031	6,010,788
56,695,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/25/2030	56,726,182
5,000,000	Jamestown Ltd., Series 2018-6RA-A2A (3 Month LIBOR USD + 1.78%, 1.78% Floor)	1.91%	(a)	04/25/2030	5,004,490
9,500,000	Jamestown Ltd., Series 2019-14A-A2 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.33%	(a)	10/20/2032	9,501,300
4,500,000	Jamestown Ltd., Series 2019-1A-A2 (3 Month LIBOR USD + 2.15%, 2.15% Floor)	2.28%	(a)	04/20/2032	4,556,436
12,950,000	Kayne Ltd., Series 2019-5A-B1 (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.13%	(a)	07/24/2032	12,977,522
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	10/15/2031	30,023,293
12,500,000	Marble Point Ltd., Series 2020-2A-A1R (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.33%	(a)	10/15/2034	12,500,000
54,500,000	Midocean Credit Partners, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	07/20/2031	54,502,533
83,000,000	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.13%	(a)	07/20/2030	83,009,247
65,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.38%	(a)	10/20/2030	65,084,500
55,000,000	MP Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	07/25/2034	55,050,568
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.28%	(a)	07/15/2031	29,907,253
19,280,834	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	1.39%	(a)	11/15/2030	19,308,026
38,668,291	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.23%	(a)	04/19/2031	38,720,346
75,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	07/15/2031	75,115,676
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	1.28%	(a)	07/15/2031	28,036,405
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	1.78%	(a)	07/17/2031	2,497,790
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	1.32%	(a)	10/25/2031	20,027,182
39,000,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	1.23%	(a)	05/20/2031	39,025,249
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/18/2031	50,036,198
36,500,000	Sound Point Ltd., Series 2015-2A-ARRR (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.30%	(a)	07/20/2032	36,500,721
18,000,000	Sound Point Ltd., Series 2018-2A-C (3 Month LIBOR USD + 1.95%)	2.08%	(a)	07/26/2031	17,863,378
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.31%	(a)	10/26/2031	28,034,998
30,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.20%	(a)	04/21/2031	29,973,250
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.24%	(a)	06/15/2031	33,935,375
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.33%	(a)	04/15/2032	10,018,026
10,000,000	Steele Creek Ltd., Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	1.80%	(a)	04/15/2032	10,000,000
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	10/20/2031	75,019,673
25,000,000	Wellfleet Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.23%	(a)	07/17/2031	25,021,250
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	10/20/2031	46,061,583
4,000,000	Wind River Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.00%)	2.13%	(a)	10/18/2030	3,964,549
6,971,311	Wind River Ltd., Series 2014-1A-ARR (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.18%	(a)	07/18/2031	6,954,638
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.27%	(a)	01/15/2031	40,036,595

Total Collateralized Loan Obligations (Cost $1,403,670,696)					1,409,190,671

Non-Agency Commercial Mortgage Backed Obligations - 9.5%
850,000	1211 Avenue of the Americas Trust, Series 2015-1211-C	4.28%	(a)(c)	08/10/2035	913,409
7,949,000	20 Times Square Trust, Series 2018-20TS-F	3.20%	(a)(c)	05/15/2035	7,532,233
5,856,000	20 Times Square Trust, Series 2018-20TS-G	3.20%	(a)(c)	05/15/2035	5,451,990
3,683,000	280 Park Avenue Mortgage Trust, Series 2017-280P-F (1 Month LIBOR USD + 2.83%, 2.83% Floor)	2.91%	(a)	09/15/2034	3,674,838
2,010,000	ACRE Commercial Mortgage Ltd., Series 2021-FL4-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.49%	(a)	12/18/2037	2,010,014
11,551,000	Alen Mortgage Trust, Series 2021-ACEN-E (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.08%	(a)	04/15/2034	11,667,667
129,052,726	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	1.09%	(a)(c)(d)	05/15/2053	8,940,463
21,947,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3-XB	0.60%	(a)(c)(d)	10/15/2054	1,008,421
3,725,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.78%	(a)	05/15/2037	3,735,478
2,531,000	Arbor Realty Ltd., Series 2020-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.51%, 1.40% Floor)	1.56%	(a)	02/15/2035	2,536,381
6,725,000	Arbor Realty Ltd., Series 2020-FL1-B (Secured Overnight Financing Rate 30 Day Average + 1.91%, 1.80% Floor)	1.96%	(a)	02/15/2035	6,752,747
6,300,000	Arbor Realty Ltd., Series 2021-FL1-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.58%	(a)	12/15/2035	6,324,022
2,700,000	Arbor Realty Ltd., Series 2021-FL1-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	12/15/2035	2,711,137
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	12/15/2036	10,721,342
10,001,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.03%	(a)	06/15/2035	10,020,163
28,877,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.38%	(a)	06/15/2035	28,884,424
13,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.48%	(a)	06/15/2035	13,439,561
35,435,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-D	3.29%	(a)(c)	01/15/2032	35,920,268
7,505,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-E	3.29%	(a)(c)	01/15/2032	7,396,422
12,068,933	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.00%	(a)(c)(d)	02/10/2051	121
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.50%	(c)	09/15/2048	4,191,988
54,624,104	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.94%	(c)(d)	09/15/2048	1,530,420
2,121,000	Banc of America Commercial Mortgage Trust, Series 2016-UB10-C	5.02%	(c)	07/15/2049	2,309,057
5,908,388	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.58%	(a)	03/15/2036	5,910,326
1,057,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.43%	(a)	03/15/2036	1,055,786
697,433	Bancorp Commercial Mortgage Trust, Series 2019-CRE6-A (Secured Overnight Financing Rate 30 Day Average + 1.16%, 1.05% Floor)	1.21%	(a)	09/15/2036	698,029
1,614,000	BANK, Series 2017-BNK4-C	4.37%	(c)	05/15/2050	1,733,570
38,490,373	BANK, Series 2017-BNK4-XA	1.54%	(c)(d)	05/15/2050	2,135,307
4,916,000	BANK, Series 2017-BNK5-B	3.90%	(c)	06/15/2060	5,362,548
1,960,000	BANK, Series 2017-BNK5-C	4.40%	(c)	06/15/2060	2,103,810
86,502,198	BANK, Series 2017-BNK5-XA	1.19%	(c)(d)	06/15/2060	3,533,572
148,199,685	BANK, Series 2018-BN10-XA	0.87%	(c)(d)	02/15/2061	5,802,359
93,951,847	BANK, Series 2019-BN16-XA	1.12%	(c)(d)	02/15/2052	5,483,781
43,097,000	BANK, Series 2019-BN19-AS	3.45%		08/15/2061	46,827,407
1,099,000	BANK, Series 2019-BN20-AS	3.24%	(c)	09/15/2062	1,170,494
1,704,000	BANK, Series 2019-BN20-C	3.77%	(c)	09/15/2062	1,774,425
5,000,000	BANK, Series 2019-BN21-C	3.52%	(c)	10/17/2052	5,164,814
55,769,849	BANK, Series 2020-BN27-XA	1.27%	(c)(d)	04/15/2063	4,778,701
62,007,000	BANK, Series 2020-BN30-XB	0.83%	(c)(d)	12/15/2053	3,696,361
112,743,000	BANK, Series 2021-BN35-XB	0.70%	(c)(d)	06/15/2064	6,181,868
6,010,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	08/15/2036	6,011,861
6,743,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.78%	(a)	08/15/2036	6,746,872
28,585,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.58%	(a)	08/15/2036	28,582,407
31,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.58%	(a)	08/15/2036	31,293,193
185,552,602	Barclays Commercial Mortgage Trust, Series 2019-C4-XA	1.74%	(c)(d)	08/15/2052	18,320,425
74,463,977	Barclays Commercial Mortgage Trust, Series 2019-C5-XA	1.02%	(c)(d)	11/15/2052	4,037,191
3,066,263	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.08%	(a)	10/15/2037	3,071,547
45,454,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.08%	(a)	07/15/2037	45,516,036
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	3.63%	(a)	07/15/2037	21,266,948
9,135,000	BBCMS Mortgage Trust, Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	0.81%	(a)	03/15/2037	9,116,700
5,775,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.32%	(a)	03/15/2037	5,339,706
11,799,000	BBCMS Mortgage Trust, Series 2020-C6-F5TB	3.81%	(a)(c)	02/15/2053	12,006,065
12,497,250	BBCMS Mortgage Trust, Series 2020-C6-F5TC	3.81%	(a)(c)	02/15/2053	11,981,670
188,846,237	BBCMS Mortgage Trust, Series 2020-C6-XA	1.17%	(c)(d)	02/15/2053	13,519,370
48,792,000	BBCMS Mortgage Trust, Series 2021-C11-XA	1.39%	(c)(d)	09/15/2054	5,097,198
34,040,000	BBCMS Mortgage Trust, Series 2021-C11-XB	0.97%	(c)(d)	09/15/2054	3,001,763
137,915,095	BBCMS Mortgage Trust, Series 2021-C9-XA	1.77%	(c)(d)	02/15/2054	16,792,776
68,467,000	BBCMS Mortgage Trust, Series 2021-C9-XB	1.12%	(c)(d)	02/15/2054	5,781,552
4,125,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.83%	(a)	08/15/2036	4,129,245
37,399,001	Benchmark Mortgage Trust, Series 2018-B7-XA	0.59%	(c)(d)	05/15/2053	930,035
29,653,278	Benchmark Mortgage Trust, Series 2018-B8-XA	0.80%	(c)(d)	01/15/2052	1,116,096
133,326,578	Benchmark Mortgage Trust, Series 2019-B15-XA	0.94%	(c)(d)	12/15/2072	7,247,379
80,353,078	Benchmark Mortgage Trust, Series 2019-B9-XA	1.21%	(c)(d)	03/15/2052	5,286,686
4,585,000	Benchmark Mortgage Trust, Series 2020-B16-B	3.18%	(c)	02/15/2053	4,801,947
75,308,575	Benchmark Mortgage Trust, Series 2020-B16-XA	1.05%	(c)(d)	02/15/2053	5,030,297
75,474,188	Benchmark Mortgage Trust, Series 2020-B17-XA	1.54%	(c)(d)	03/15/2053	6,414,415
13,462,000	Benchmark Mortgage Trust, Series 2020-B18-AGND	3.74%	(a)	07/15/2053	14,014,318
2,432,000	Benchmark Mortgage Trust, Series 2020-B18-AGNE	3.76%	(a)	07/15/2053	2,483,095
91,426,642	Benchmark Mortgage Trust, Series 2020-B18-XA	1.92%	(c)(d)	07/15/2053	10,054,480
239,292,799	Benchmark Mortgage Trust, Series 2020-B19-XA	1.89%	(c)(d)	09/15/2053	25,862,957
71,072,943	Benchmark Mortgage Trust, Series 2020-B22-XA	1.64%	(c)(d)	01/15/2054	8,389,486
276,099,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.61%	(c)(d)	09/15/2043	10,069,331
233,238,268	Benchmark Mortgage Trust, Series 2021-B24-XA	1.27%	(c)(d)	03/15/2054	19,716,237
122,452,519	Benchmark Mortgage Trust, Series 2021-B28-XA	1.41%	(c)(d)	08/15/2054	12,048,618
59,609,000	Benchmark Mortgage Trust, Series 2021-B28-XB	1.07%	(c)(d)	08/15/2054	5,189,804
66,420,000	Benchmark Mortgage Trust, Series 2021-B29-XB	0.70%	(a)(c)(d)	09/15/2054	4,233,212
672,000	BFLD, Series 2019-DPLO-B (1 Month LIBOR USD + 1.34%, 1.34% Floor)	1.42%	(a)	10/15/2034	672,804
3,801,000	BFLD, Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.32%	(a)	10/15/2034	3,779,268
54,537,000	BHMS Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.33%	(a)	07/15/2035	54,761,971
8,730,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	07/15/2035	8,745,930
27,680,000	Braemar Hotels and Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	0.90%	(a)	06/15/2035	27,719,574
1,157,673	BSPRT Issuer Ltd., Series 2018-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.13%	(a)	09/15/2035	1,159,410
3,027,857	BSPRT Issuer Ltd., Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.23%	(a)	05/15/2029	3,036,596
9,834,000	BSPRT Issuer Ltd., Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.18%	(a)	03/15/2036	9,848,751
7,809,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.04%	(a)	03/15/2037	7,820,713
56,748,000	BX Commercial Mortgage Trust, Series 2021-VOLT-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.10%	(a)	09/15/2036	56,950,534
24,745,000	BX Commercial Mortgage Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.50%	(a)	09/15/2036	24,843,099
17,006,744	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	17,047,721
18,319,122	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.13%	(a)	07/15/2034	18,360,757
63,983,750	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	64,243,012
37,720,963	BX Trust, Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.17%	(a)	09/15/2037	37,496,459
5,379,478	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.06%	(a)	09/15/2037	5,234,873
2,014,000	BX Trust, Series 2019-ATL-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.32%	(a)	10/15/2036	1,985,196
5,160,000	BX Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	04/15/2034	5,147,040
8,600,959	BX Trust, Series 2019-MMP-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	08/15/2036	8,526,335
173,184,000	BX Trust, Series 2019-OC11-E	4.08%	(a)(c)	12/09/2041	179,039,715
326,679,000	BX Trust, Series 2019-OC11-XB	0.32%	(a)(c)(d)	12/09/2041	5,253,978
20,366,000	BX Trust, Series 2021-SOAR-J (1 Month LIBOR USD + 3.75%, 3.75% Floor)	3.83%	(a)	06/15/2038	20,444,560
3,450,000	BX Trust, Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	4.01%	(a)	06/15/2023	3,463,842
65,000,000	California Housing Finance, Series 2021-2-X	0.82%	(c)(d)	03/25/2035	4,414,150
87,644,835	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.43%	(c)(d)	05/10/2050	4,470,158
5,723,000	CD Commercial Mortgage Trust, Series 2017-CD6-B	3.91%	(c)	11/13/2050	6,235,934
47,120,238	CD Commercial Mortgage Trust, Series 2017-CD6-XA	1.06%	(c)(d)	11/13/2050	1,822,276
5,175,000	CD Mortgage Trust, Series 2017-CD6-C	4.41%	(c)	11/13/2050	5,588,139
5,394,250	CF Trust, Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 2.05% Floor)	2.05%	(a)	08/21/2032	5,411,359
4,517,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-AM	3.69%		05/10/2058	4,841,993
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	5.01%	(c)	05/10/2058	7,850,386
84,692,674	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.80%	(c)(d)	05/10/2058	5,172,952
39,610,820	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.71%	(c)(d)	06/15/2050	2,539,196
5,275,000	CHCP Ltd., Series 2021-FL1-B (Secured Overnight Financing Rate 30 Day Average + 1.76%, 1.65% Floor)	1.81%	(a)	02/15/2038	5,293,462
4,125,000	CHCP Ltd., Series 2021-FL1-C (Secured Overnight Financing Rate 30 Day Average + 2.21%, 2.10% Floor)	2.26%	(a)	02/15/2038	4,140,729
24,799,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.08%	(a)	11/15/2036	24,857,407
244,803,810	Citigroup Commercial Mortgage Trust, Series 2017-B1-XA	0.95%	(c)(d)	08/15/2050	9,069,834
170,902,958	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.89%	(a)(c)(d)	09/10/2045	1,571,914
138,211,999	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.29%	(c)(d)	03/10/2047	3,066,178
73,359,353	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.32%	(c)(d)	05/10/2047	1,893,537
172,523,190	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.11%	(c)(d)	10/10/2047	4,239,740
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,581,842
9,978,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-C	4.57%	(c)	02/10/2048	10,491,480
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	(a)(c)	02/10/2048	3,643,353
189,950,141	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.48%	(c)(d)	02/10/2048	6,998,789
4,404,000	Citigroup Commercial Mortgage Trust, Series 2015-GC29-C	4.29%	(c)	04/10/2048	4,709,365
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.73%	(c)	09/10/2058	14,455,488
165,596,718	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	1.03%	(c)(d)	09/10/2058	4,996,484
102,393,579	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	2.01%	(c)(d)	05/10/2049	7,132,972
200,466,026	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.38%	(c)(d)	02/10/2049	8,745,651
37,752,355	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.85%	(c)(d)	04/10/2049	2,353,935
97,387,171	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.85%	(c)(d)	04/15/2049	5,453,983
54,718,427	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.06%	(c)(d)	07/10/2049	4,067,899
97,063,979	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.60%	(c)(d)	10/10/2049	5,308,031
46,004,852	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.26%	(c)(d)	04/14/2050	2,147,299
3,625,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-D	3.42%	(a)(c)	11/10/2042	3,554,578
7,800,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-E	3.42%	(a)(c)	11/10/2042	7,284,451
23,804,000	Citigroup Commercial Mortgage Trust, Series 2020-555-E	3.62%	(a)(c)	12/10/2041	22,545,566
4,175,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.62%	(a)(c)	12/10/2041	3,784,486
17,251,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46-B	3.15%	(c)	02/15/2053	18,164,168
51,988,000	CLNC Ltd., Series 2019-FL1-A (Secured Overnight Financing Rate 30 Day Average + 1.36%, 1.25% Floor)	1.41%	(a)	08/20/2035	52,150,514
32,731,000	CLNC Ltd., Series 2019-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.66%, 1.55% Floor)	1.71%	(a)	08/20/2035	32,811,158
29,797,989	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 30 Day Average + 2.01%, 1.90% Floor)	2.06%	(a)	08/20/2035	29,752,636
29,903,271	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.77%	(c)(d)	08/15/2045	168,409
133,809,120	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.99%	(c)(d)	10/15/2045	1,441,874
55,161,564	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.23%	(a)(c)(d)	12/10/2044	3,072
116,008,383	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.87%	(c)(d)	08/10/2046	1,350,906
181,390,297	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.29%	(c)(d)	10/10/2046	3,467,203
843,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR13-C	5.04%	(c)	11/10/2046	899,236
1,258,168	Commercial Mortgage Pass-Through Certificates, Series 2014-CR14-A2	3.15%		02/10/2047	1,271,857
4,345,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR16-C	5.08%	(c)	04/10/2047	4,588,116
7,635,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.86%	(c)	08/10/2047	8,028,364
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.65%	(c)	11/10/2047	31,452,208
92,780,892	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.23%	(c)(d)	06/10/2047	2,178,709
833,000	Commercial Mortgage Pass-Through Certificates, Series 2015-3BP-F	3.35%	(a)(c)	02/10/2035	843,475
905,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-C	4.24%	(c)	03/10/2048	959,198
179,171,622	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.02%	(c)(d)	03/10/2048	3,969,834
5,360,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-C	4.43%	(c)	05/10/2048	5,715,987
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.63%	(c)	10/10/2048	9,966,688
81,099,879	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.08%	(c)(d)	10/10/2048	2,527,916
17,822,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.45%	(c)	02/10/2048	18,298,373
329,498,045	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.16%	(c)(d)	02/10/2048	7,911,413
26,930,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.79%	(c)	02/10/2049	29,072,446
1,403,000	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-C	4.83%	(c)	02/10/2049	1,492,843
1,617,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-D	4.34%	(a)(c)	10/10/2029	1,665,773
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	4.13%	(a)(c)	10/10/2029	5,556,388
5,248,500	Commercial Mortgage Pass-Through Certificates, Series 2018-COR3-C	4.71%	(c)	05/10/2051	5,746,306
18,570,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.08%	(a)	09/15/2033	18,504,962
1,425,600	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	12/15/2031	1,420,387
147,561,481	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.69%	(a)(c)(d)	09/15/2037	2,752,774
21,821,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.06%	(a)	05/15/2036	21,909,220
21,723,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.23%	(a)	05/15/2036	21,797,314
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.40%	(c)	04/15/2050	4,428,723
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85%	(c)	06/15/2057	14,171,474
9,205,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-B	4.27%	(c)	08/15/2048	9,675,711
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.71%	(c)	11/15/2048	10,402,782
286,142,993	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.96%	(c)(d)	11/15/2048	8,344,931
9,425,000	CSAIL Commercial Mortgage Trust, Series 2016-C5-C	4.80%	(c)	11/15/2048	10,110,898
37,277,854	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	2.03%	(c)(d)	01/15/2049	2,679,174
11,020,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-B	4.49%	(c)	11/15/2049	12,009,815
163,845,209	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.35%	(c)(d)	06/15/2050	7,434,870
4,399,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-B	3.89%	(c)	11/15/2050	4,661,381
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.25%	(c)	11/15/2050	5,524,531
90,646,538	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.85%	(c)(d)	11/15/2050	3,087,231
1,677,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	5.05%	(c)	11/15/2051	1,859,329
15,894,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	17,205,568
26,443,552	CSAIL Commercial Mortgage Trust, Series 2019-C17-XA	1.51%	(c)(d)	09/15/2052	2,257,494
7,924,000	CSAIL Commercial Mortgage Trust, Series 2019-C18-B	3.59%		12/15/2052	8,522,756
253,193,296	CSAIL Commercial Mortgage Trust, Series 2019-C18-XA	1.20%	(c)(d)	12/15/2052	16,445,588
3,652,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.73%	(c)	03/15/2053	3,805,478
268,197,545	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.24%	(c)(d)	03/15/2053	21,174,438
81,465,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-XB	0.15%	(c)(d)	03/15/2053	661,072
4,847,000	CSMC Mortgage-Backed Trust, Series 2017-TIME-A	3.65%	(a)	11/13/2039	4,973,923
3,799,000	CSMC Trust, Series 2017-CALI-E	3.90%	(a)(c)	11/10/2032	3,890,997
6,050,000	CSMC Trust, Series 2017-CALI-F	3.90%	(a)(c)	11/10/2032	5,961,622
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 2.15%, 1.90% Floor)	2.23%	(a)	07/15/2032	11,996,027
18,903,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.55%, 3.30% Floor)	3.63%	(a)	07/15/2032	18,135,198
3,818,000	CSMC Trust, Series 2017-MOON-D	3.30%	(a)(c)	07/10/2034	3,842,810
4,673,000	CSMC Trust, Series 2017-MOON-E	3.30%	(a)(c)	07/10/2034	4,664,823
34,600,000	CSMC Trust, Series 2020-LOTS-A (1 Month LIBOR USD + 3.97%, 4.73% Floor)	4.73%	(a)	07/15/2022	34,668,473
33,136,000	CSMC Trust, Series 2020-NET-A	2.26%	(a)	08/15/2037	34,086,864
12,769,000	CSMC Trust, Series 2020-NET-B	2.82%	(a)	08/15/2037	13,240,189
144,920,000	CSMC Trust, Series 2020-NET-X	1.38%	(a)(c)(d)	08/15/2037	6,456,708
70,500,000	CSMC Trust, Series 2020-WHHQ-A (1 Month LIBOR USD + 3.42%, 4.42% Floor)	4.42%	(a)	02/10/2023	70,763,021
6,452,000	CSWF Trust, Series 2018-TOP-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.83%	(a)	08/15/2035	6,458,397
3,928,800	CSWF Trust, Series 2018-TOP-G (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.33%	(a)	08/15/2035	3,930,599
7,447,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.50%, 1.35% Floor)	1.58%	(a)	06/15/2033	7,424,486
5,161,000	DBJPM Mortgage Trust, Series 2016-C1-B	4.20%	(c)	05/10/2049	5,509,183
59,915,818	DBJPM Mortgage Trust, Series 2020-C9-XA	1.83%	(c)(d)	09/15/2053	5,859,366
5,118,000	DBUBS Mortgage Trust, Series 2017-BRBK-E	3.65%	(a)(c)	10/10/2034	5,223,055
17,163,305	DBWF Mortgage Trust, Series 2018-GLKS-A (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.12%	(a)	12/19/2030	17,210,875
107,624,376	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.53%	(c)(d)	05/10/2049	5,377,409
5,750,000	DOLP Trust, Series 2021-NYC-E	3.70%	(a)(c)	05/10/2041	5,757,160
11,475,000	DOLP Trust, Series 2021-NYC-F	3.70%	(a)(c)	05/10/2041	10,925,459
6,625,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (Secured Overnight Financing Rate 30 Day Average + 1.86%, 1.75% Floor)	1.91%	(a)	03/15/2035	6,646,836
18,991,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-E	4.09%	(a)(c)	12/10/2036	19,660,824
5,044,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	4.09%	(a)(c)	12/10/2036	5,132,024
6,520,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09%	(a)(c)	12/10/2036	6,557,666
1,800,703	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	2.78%	(a)	08/25/2024	1,803,931
5,065,190	FREMF Mortgage Trust, Series 2017-KF36-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.73%	(a)	08/25/2024	5,074,374
18,328,350	FREMF Mortgage Trust, Series 2018-KC02-C	0.00%	(a)(e)	08/25/2025	14,389,760
3,015,000	FS Rialto, Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	12/16/2036	3,011,886
2,365,185	GPMT Ltd., Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.38%	(a)	02/22/2036	2,373,463
9,973,000	Grace Trust, Series 2020-GRCE-D	2.77%	(a)(c)	12/10/2040	9,784,255
68,881,000	Great Wolf Trust, Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	2.82%	(a)	12/15/2036	67,755,340
75,048,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.22%	(a)	12/15/2036	73,752,596
25,725,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	09/15/2037	25,782,856
14,873,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	09/15/2037	14,956,423
6,083,000	Greystone Commercial Real Estate Notes, Series 2021-FL3-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.73%	(a)	07/15/2039	6,098,633
9,980,847	GS Mortgage Securities Corporation Trust, Series 2012-ALOH-A	3.55%	(a)	04/10/2034	10,052,692
7,968,000	GS Mortgage Securities Corporation Trust, Series 2019-BOCA-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	06/15/2038	7,992,677
7,561,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-D	3.35%	(a)(c)	02/10/2037	7,765,158
8,967,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-E	3.35%	(a)(c)	02/10/2037	9,095,902
6,760,500	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-F	3.35%	(a)(c)	02/10/2037	6,753,288
805,070	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.29%	(a)(c)(d)	03/10/2044	8
20,776,792	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.63%	(c)(d)	02/10/2046	319,555
207,635,492	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.13%	(c)(d)	02/10/2048	5,762,321
217,278,247	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.88%	(c)(d)	07/10/2048	5,234,494
156,403,312	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.38%	(c)(d)	10/10/2048	6,402,510
203,064,080	GS Mortgage Securities Corporation, Series 2018-GS9-XA	0.57%	(c)(d)	03/10/2051	4,943,839
16,399,000	GS Mortgage Securities Corporation, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.08%	(a)	11/15/2032	16,423,059
15,571,000	GS Mortgage Securities Corporation, Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	0.98%	(a)	07/15/2031	15,580,589
3,897,000	GS Mortgage Securities Corporation, Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	07/15/2031	3,823,143
11,950,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.18%	(a)	07/15/2031	11,586,155
11,242,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.88%	(a)	07/15/2031	10,718,403
4,648,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.01%	(a)	07/15/2031	4,274,270
10,725,078	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.72%	(a)(c)(d)	01/10/2045	228
14,645,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.46%	(c)	02/10/2048	15,602,205
65,940,516	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.91%	(c)(d)	11/10/2048	1,824,713
41,145,110	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.90%	(c)(d)	05/10/2049	2,736,096
272,228,901	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.34%	(c)(d)	10/10/2049	13,564,213
50,298,629	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.71%	(c)(d)	11/10/2049	1,300,038
188,173,952	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.26%	(c)(d)	08/10/2050	9,325,092
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.49%	(c)(d)	08/10/2050	1,826,601
3,443,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07%	(a)(c)	03/10/2033	3,720,233
6,834,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07%	(a)(c)	03/10/2033	7,158,681
9,287,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07%	(a)(c)	03/10/2033	9,430,551
8,990,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07%	(a)(c)	03/10/2033	8,883,531
11,236,750	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07%	(a)(c)	03/10/2033	10,864,435
9,793,000	GS Mortgage Securities Trust, Series 2018-GS9-C	4.51%	(c)	03/10/2051	10,651,080
60,728,682	GS Mortgage Securities Trust, Series 2019-GC38-XA	1.12%	(c)(d)	02/10/2052	3,667,326
17,107,225	GS Mortgage Securities Trust, Series 2019-GC39-XA	1.29%	(c)(d)	05/10/2052	1,119,365
5,280,000	GS Mortgage Securities Trust, Series 2019-GC40-DBD	3.67%	(a)(c)	07/10/2052	5,377,838
3,710,000	GS Mortgage Securities Trust, Series 2019-GC40-DBE	3.67%	(a)(c)	07/10/2052	3,732,243
181,940,714	GS Mortgage Securities Trust, Series 2020-GC45-XA	0.79%	(c)(d)	02/13/2053	8,375,331
56,260,582	GS Mortgage Securities Trust, Series 2020-GSA2-XA	1.85%	(a)(c)(d)	12/12/2053	7,099,917
4,628,000	GS Mortgage-Backed Securities Trust, Series 2015-GC32-C	4.57%	(c)	07/10/2048	4,906,254
5,692,000	Hilton USA Trust, Series 2016-SFP-A	2.83%	(a)	11/05/2035	5,703,870
33,600,610	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2036	33,136,754
6,560,215	IMT Trust, Series 2017-APTS-BFL (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.03%	(a)	06/15/2034	6,556,234
2,053,896	IMT Trust, Series 2017-APTS-CFL (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.18%	(a)	06/15/2034	2,055,498
2,365,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-D (1 Month LIBOR USD + 1.66%, 1.66% Floor)	1.74%	(a)	07/15/2036	2,356,983
90,619	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.23%	(c)(d)	05/15/2045	1
6,018,412	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	1.07%	(c)(d)	06/12/2047	138
1,455,331	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.00%	(a)(c)(d)	02/12/2051	2
115,814,685	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.69%	(c)(d)	05/15/2045	430,124
237,767,573	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.88%	(c)(d)	10/15/2045	2,068,174
43,361,045	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.16%	(c)(d)	06/15/2045	162,066
14,535,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40%	(c)	07/15/2047	15,498,098
56,890,988	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.06%	(c)(d)	01/15/2049	1,855,773
1,130,205	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	06/15/2032	1,128,995
8,264,282	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.08%	(a)	06/15/2032	8,272,695
9,343,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-MINN-E (1 Month LIBOR USD + 2.50%, 3.50% Floor)	3.50%	(a)	11/15/2035	8,455,660
1,900,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2021-MHC-E (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.53%	(a)	04/15/2038	1,907,389
748,614	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4-C	5.57%	(a)(c)	07/15/2046	779,062
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14%	(a)(c)	10/05/2031	4,849,503
6,954,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-B (1 Month LIBOR USD + 1.25%, 1.14% Floor)	1.33%	(a)	02/15/2035	6,949,067
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.45%, 1.34% Floor)	1.53%	(a)	02/15/2035	906,289
1,145,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.88%	(a)(c)	01/05/2031	1,155,330
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	(a)(c)	07/05/2033	6,034,759
6,097,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-FFX	5.54%	(a)(c)	07/05/2033	6,236,935
13,604,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR6-AS	3.41%	(c)	11/13/2052	14,641,618
7,366,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-ACE-C	3.82%	(a)(c)	01/10/2037	7,186,608
40,424,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97%	(a)	01/16/2037	40,851,088
71,552,420	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.94%	(c)(d)	02/15/2047	1,091,668
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.80%	(c)	08/15/2047	3,572,806
169,752,484	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.98%	(c)(d)	11/15/2047	3,796,735
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52%	(c)	01/15/2048	6,748,569
181,472,251	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.10%	(c)(d)	01/15/2048	4,602,790
13,992,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.44%	(c)	02/15/2048	14,372,062
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94%	(a)(c)	02/15/2048	9,389,402
305,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	315,191
20,569,088	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.29%	(c)	10/15/2048	21,143,455
32,957,444	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.10%	(c)(d)	10/15/2048	856,907
34,836,549	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.78%	(c)(d)	05/15/2048	676,651
143,125,072	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.64%	(c)(d)	07/15/2048	2,379,182
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.80%	(c)	11/15/2048	20,649,838
68,324,139	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.36%	(c)(d)	11/15/2048	1,938,902
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.76%	(c)	12/15/2048	18,663,843
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.89%	(c)	03/15/2049	35,159,002
19,997,950	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-XA	1.37%	(c)(d)	03/15/2049	846,397
119,649,011	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.71%	(c)(d)	06/15/2049	6,337,318
153,055,113	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	1.09%	(c)(d)	03/15/2050	6,412,229
1,725,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5-C	4.01%	(c)	03/15/2050	1,814,904
92,447,898	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.65%	(c)(d)	06/13/2052	8,132,068
190,623,037	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7-XA	0.99%	(c)(d)	10/15/2050	7,939,373
1,844,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8-C	4.90%	(c)	06/15/2051	1,988,879
1,435,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-B	3.29%	(c)	05/13/2053	1,526,909
281,283,462	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-XA	1.78%	(c)(d)	05/13/2053	29,672,311
11,956,151	KKR Industrial Portfolio Trust, Series 2020-AIP-C (1 Month LIBOR USD + 1.63%, 1.63% Floor)	1.72%	(a)	03/15/2037	11,981,388
10,520,449	KKR Industrial Portfolio Trust, Series 2020-AIP-F (1 Month LIBOR USD + 3.43%, 3.43% Floor)	3.51%	(a)	03/15/2037	10,551,963
10,500,000	KKR Industrial Portfolio Trust, Series 2021-KDIP-F (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.13%	(a)	12/15/2037	10,534,322
3,250,595	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.53%	(a)(c)(d)	11/15/2038	390
23,953,000	LMREC, Inc., Series 2019-CRE3-A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.48%	(a)	12/22/2035	23,988,929
1,014,295	LoanCore Issuer Ltd., Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.21%	(a)	05/15/2028	1,014,295
9,228,558	LoanCore Issuer Ltd., Series 2019-CRE2-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.21%	(a)	05/15/2036	9,242,401
45,101,000	LoanCore Issuer Ltd., Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.58%	(a)	05/15/2036	45,168,651
12,625,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.78%	(a)	05/15/2036	12,656,562
19,163,194	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.09%	(a)(c)(d)	03/10/2050	506,535
5,731,000	Manhattan West Mortgage Trust, Series 2020-1MW-C	2.41%	(a)(c)	09/10/2039	5,779,176
3,510,000	Manhattan West Mortgage Trust, Series 2020-1MW-D	2.41%	(a)(c)	09/10/2039	3,482,555
2,140,544	Marathon CRE, Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.23%	(a)	06/15/2028	2,143,757
9,760,400	Merit Commercial mortgage Pass-Through Certificates, Series 2020-HILL-E (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.18%	(a)	08/15/2037	9,811,092
5,611,051	Merit Commercial Mortgage Pass-Through Certificates, Series 2020-HILL-F (1 Month LIBOR USD + 4.10%, 4.10% Floor)	4.18%	(a)	08/15/2037	5,653,185
170,880,000	Merit Commercial mortgage Pass-Through Certificates, Series 2020-HILL-XCP	0.74%	(a)(c)(d)	08/15/2037	483,642
2,280,318	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	1.90%	(c)(d)	11/15/2026	23
6,149,617	MF1 Ltd., Series 2020-FL3-A (Secured Overnight Financing Rate 30 Day Average + 2.16%, 2.05% Floor)	2.21%	(a)	07/15/2035	6,209,613
10,000,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-A (Secured Overnight Financing Rate 30 Day Average + 0.96%, 0.85% Floor)	1.01%	(a)	07/15/2036	10,025,300
10,000,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-AS (Secured Overnight Financing Rate 30 Day Average + 1.31%, 1.20% Floor)	1.36%	(a)	07/15/2036	10,025,620
3,600,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-C (Secured Overnight Financing Rate 30 Day Average + 1.81%, 1.70% Floor)	1.86%	(a)	07/15/2036	3,611,473
6,055,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL6-D (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.63%	(a)	07/16/2036	6,083,065
12,625,000	MFT Trust, Series 2020-ABC-A	3.36%	(a)	02/10/2042	13,238,777
5,326,000	MFT Trust, Series 2020-ABC-B	3.59%	(a)(c)	02/10/2042	5,510,387
4,220,000	MHC Commercial Mortgage Trust, Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	0.88%	(a)	04/15/2038	4,230,746
1,000,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	(a)(c)	02/12/2040	934,675
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30%	(a)(c)	10/15/2030	10,122,765
135,251,722	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.74%	(c)(d)	10/15/2046	1,230,141
29,379,864	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.46%	(c)(d)	02/15/2046	368,277
13,450,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.65%	(c)	10/15/2047	13,961,173
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	39,941,479
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	21,430,880
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.60%	(c)	02/15/2048	5,702,905
194,980,577	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.41%	(c)(d)	02/15/2048	6,301,109
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.28%	(c)	07/15/2050	11,083,741
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68%	(c)	10/15/2048	9,050,115
10,056,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-B	4.66%	(c)	12/15/2047	10,855,237
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.66%	(c)	12/15/2047	20,213,798
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	(a)(c)	12/15/2047	1,433,529
144,643,885	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.34%	(c)(d)	01/15/2049	5,685,445
7,564,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.43%	(c)	11/15/2049	7,774,165
43,163,138	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.42%	(c)(d)	05/15/2050	2,354,398
16,168,024	Morgan Stanley Capital Trust, Series 2006-HQ10-X1	0.60%	(a)(c)(d)	11/12/2041	16,231
9,900,000	Morgan Stanley Capital Trust, Series 2007-T27-B	6.21%	(a)(c)	06/11/2042	9,982,200
7,137,000	Morgan Stanley Capital Trust, Series 2015-UBS8-B	4.32%	(c)	12/15/2048	7,334,183
25,914,338	Morgan Stanley Capital Trust, Series 2015-UBS8-XA	1.02%	(c)(d)	12/15/2048	798,970
12,140,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.28%	(a)	11/15/2034	12,128,224
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2034	17,715,350
9,187,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	11/15/2034	8,661,430
146,851,815	Morgan Stanley Capital Trust, Series 2017-H1-XA	1.50%	(c)(d)	06/15/2050	8,092,284
8,000,000	Morgan Stanley Capital Trust, Series 2018-MP-E	4.42%	(a)(c)	07/11/2040	7,453,274
5,679,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.73%	(a)	07/15/2035	5,681,114
10,525,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.63%	(a)	07/15/2035	10,503,466
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	07/15/2035	10,700,176
5,305,000	Morgan Stanley Capital Trust, Series 2019-H7-AS	3.52%		07/15/2052	5,751,263
78,808,001	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.19%	(c)(d)	03/15/2052	5,011,606
3,845,000	Morgan Stanley Capital Trust, Series 2019-L3-AS	3.49%		11/15/2052	4,195,686
157,129,933	Morgan Stanley Capital Trust, Series 2019-L3-XA	0.76%	(c)(d)	11/15/2052	7,116,996
1,315,000	Morgan Stanley Capital Trust, Series 2019-PLND-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.38%	(a)	05/15/2036	1,308,346
6,002,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.23%	(a)	05/15/2036	5,773,893
2,200,000	Morgan Stanley Capital Trust, Series 2020-HR8-B	2.70%		07/15/2053	2,251,132
5,650,000	Morgan Stanley Capital Trust, Series 2020-HR8-C	3.71%	(c)	07/15/2053	6,074,538
24,004,000	Morgan Stanley Capital Trust, Series 2020-L4-B	3.08%		02/15/2053	24,916,594
287,968,068	Morgan Stanley Capital Trust, Series 2020-L4-XA	1.20%	(c)(d)	02/15/2053	22,691,250
10,779,000	Morgan Stanley Capital Trust, Series 2021-L6-C	3.58%	(c)	06/15/2054	11,123,426
4,661,000	Morgan Stanley Capital, Series 2017-HR2-C	4.36%	(c)	12/15/2050	5,052,181
7,794,000	MRCD Mortgage Trust, Series 2019-PARK-F	2.72%	(a)	12/15/2036	7,609,723
32,926,000	MRCD Mortgage Trust, Series 2019-PARK-G	2.72%	(a)	12/15/2036	31,676,850
1,160,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	10/15/2037	1,163,332
14,406,848	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.03%	(a)	06/15/2035	14,239,159
13,188,800	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-D	3.75%	(a)	12/15/2038	13,411,935
30,009,000	New York Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	12/15/2035	29,955,569
14,792,000	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	02/15/2036	14,834,838
3,725,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	02/15/2036	3,728,967
4,425,000	NLY Commercial Mortgage Trust, Series 2019-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.43%	(a)	02/15/2036	4,424,257
6,901,000	One Market Plaza Trust, Series 2017-1MKT-C	4.02%	(a)	02/10/2032	6,987,659
21,269,000	OPG Trust, Series 2021-PORT-J	3.45%	(a)(f)	10/15/2036	21,215,481
10,735,000	OPG Trust, Series 2021-PORT D	1.23%	(a)(f)	10/15/2036	10,645,846
1,999,900	PFP Ltd., Series 2021-7-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	0.93%	(a)	04/14/2038	2,003,772
37,079,000	SLG Office Trust, Series 2021-OVA-F	2.85%	(a)	07/15/2041	34,238,938
2,985,000	SoHo Trust, Series 2021-SOHO-B	2.79%	(a)(c)	08/10/2038	2,865,603
21,000,000	Structured Adjustable Rate Mortgage Loan Trust, Series BMOC-7343-PT	2.16%	(c)	09/07/2051	21,059,063
24,000,000	Structured Adjustable Rate Mortgage Loan Trust, Series IFF-5554-A	1.91%	(c)	09/07/2051	24,233,437
48,765,000	Structured Adjustable Rate Mortgage Loan Trust, Series IFF-5571-A	1.92%	(c)	09/08/2051	48,787,859
48,402,000	Structured Adjustable Rate Mortgage Loan Trust, Series BMOC-7445-PT	1.97%	(c)	09/09/2051	47,494,463
11,475,000	Structured Adjustable Rate Mortgage Loan Trust, Series JPM-3903-DUS	1.83%	(c)	09/15/2051	11,345,906
6,225,000	Structured Adjustable Rate Mortgage Loan Trust, Series JPM-3902-DUS	1.83%	(c)	09/15/2051	6,154,969
23,850,000	Structured Adjustable Rate Mortgage Loan Trust, Series JPM-3900 DUS	1.76%	(c)	09/15/2051	23,805,281
7,562,909	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.41%	(a)	11/11/2034	7,539,783
12,261,000	TPG Real Estate Finance Issuer Ltd., Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	03/15/2038	12,303,913
3,150,000	TRTX Issuer Ltd., Series 2019-FL3-A (Secured Overnight Financing Rate 30 Day Average + 1.26%, 1.15% Floor)	1.31%	(a)	10/15/2034	3,161,025
31,066,000	TRTX Issuer Ltd., Series 2019-FL3-AS (Secured Overnight Financing Rate 30 Day Average + 1.56%, 1.45% Floor)	1.61%	(a)	10/15/2034	31,165,007
24,930,000	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	03/15/2038	25,011,793
8,000,000	UBS Commercial Mortgage Trust, Series 2017-C1-C	4.44%		06/15/2050	7,950,505
89,102,966	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.70%	(c)(d)	06/15/2050	6,129,366
1,154,000	UBS Commercial Mortgage Trust, Series 2017-C2-C	4.30%	(c)	08/15/2050	1,217,213
6,857,000	UBS Commercial Mortgage Trust, Series 2017-C3-B	4.09%	(c)	08/15/2050	7,328,520
12,419,072	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.23%	(c)(d)	08/15/2050	583,776
3,561,000	UBS Commercial Mortgage Trust, Series 2017-C4-B	4.24%	(c)	10/15/2050	3,815,537
4,100,000	UBS Commercial Mortgage Trust, Series 2017-C5-C	4.45%	(c)	11/15/2050	4,307,793
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.59%	(c)	12/15/2050	3,158,035
8,530,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	(c)	02/15/2051	9,500,849
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	5.04%	(c)	03/15/2051	1,651,633
43,197,555	UBS Commercial Mortgage Trust, Series 2018-C9-XA	1.04%	(c)(d)	03/15/2051	2,099,410
8,350,000	UBS Commercial Mortgage Trust, Series 2019-C17-AS	3.20%		10/15/2052	8,827,650
14,858,000	UBS Commercial Mortgage Trust, Series 2019-C18-AS	3.38%	(c)	12/15/2052	15,961,079
9,705,000	UBS Commercial Mortgage Trust, Series 2019-C18-B	3.68%	(c)	12/15/2052	10,503,343
65,643,021	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.98%	(a)(c)(d)	08/10/2049	741,523
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,605,938
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07%	(c)	02/15/2048	11,900,749
365,175,198	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.35%	(c)(d)	02/15/2048	12,470,331
3,187,500	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	3,199,510
212,613,614	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	1.02%	(c)(d)	02/15/2048	5,036,838
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76%	(c)	11/15/2048	10,139,400
126,702,471	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.12%	(c)(d)	11/15/2048	4,234,929
237,965,392	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.45%	(c)(d)	04/15/2050	7,351,441
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.71%	(c)	09/15/2058	12,701,431
6,657,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-C	4.43%	(c)	07/15/2058	7,077,061
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.85%	(c)	12/15/2048	1,952,857
98,340,611	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.12%	(c)(d)	12/15/2048	3,578,035
14,269,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.87%	(c)	01/15/2059	15,114,328
4,250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-B	4.09%		06/15/2049	4,413,461
5,888,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.22%	(c)	06/15/2049	5,646,089
2,390,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/15/2048	2,508,782
10,988,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-C	4.64%	(c)	12/15/2049	11,615,204
1,640,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24-C	4.58%	(c)	10/15/2049	1,696,404
2,155,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-C	4.45%	(c)	11/15/2049	2,305,631
130,228,893	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.74%	(c)(d)	11/15/2049	6,584,269
207,487,651	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.25%	(c)(d)	09/15/2050	10,266,344
1,904,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-C	4.30%	(c)	12/15/2050	2,047,346
49,993,033	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	1.02%	(c)(d)	12/15/2050	2,394,066
1,758,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-C	4.59%		01/15/2060	1,922,395
161,916,198	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.82%	(c)(d)	03/15/2051	6,022,198
135,297,221	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-XA	1.58%	(c)(d)	05/15/2052	11,427,217
3,193,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-B	3.84%	(c)	06/15/2052	3,457,061
48,880,670	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-XA	1.49%	(c)(d)	06/15/2052	3,971,760
24,972,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-AS	3.14%		08/15/2052	26,634,686
79,594,288	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.74%	(c)(d)	08/15/2052	7,825,535
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C53-C	3.58%	(c)	10/15/2052	5,189,620
143,197,074	Wells Fargo Commercial Mortgage Trust, Series 2019-C54-XA	0.97%	(c)(d)	12/15/2052	8,395,730
28,088,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-AS	2.94%		02/15/2053	29,273,783
52,886,315	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-XB	0.95%	(c)(d)	02/15/2053	3,349,544
7,034,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-B	3.87%	(c)	06/15/2053	7,775,623
4,872,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-C	3.87%	(c)	06/15/2053	5,219,740
163,481,477	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-XA	1.55%	(c)(d)	06/15/2053	15,481,009
119,082,089	Wells Fargo Commercial Mortgage Trust, Series 2020-C57-XA	2.23%	(c)(d)	08/15/2053	17,443,775
97,344,444	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-XA	2.01%	(c)(d)	07/15/2053	13,133,372
2,022,574	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.88%	(a)	02/15/2040	2,038,403
659,041	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.58%	(a)	02/15/2040	666,347
1,658,965	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.73%	(a)	02/15/2040	1,683,679
27,340,601	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.32%	(a)(c)(d)	04/15/2045	8,210
84,542,863	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.94%	(a)(c)(d)	08/15/2045	518,789
32,754,854	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.02%	(a)(c)(d)	11/15/2045	385,646
96,768,273	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.95%	(c)(d)	12/15/2046	1,443,502
148,032,915	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.17%	(c)(d)	03/15/2047	2,737,055
10,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C21-B	4.21%	(c)	08/15/2047	10,434,220
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.46%	(c)	11/15/2047	8,218,888
165,892,403	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.94%	(c)(d)	11/15/2047	3,738,568

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $5,014,983,004)					4,649,233,347

Non-Agency Residential Collateralized Mortgage Obligations - 26.9%
103,473,646	ABFC Trust, Series 2007-WMC1-A1A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.34%		06/25/2037	92,568,900
12,875,000	Accredited Mortgage Loan Trust, Series 2006-1-M2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.59%		04/25/2036	10,339,276
1,756,819	ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1-A2C (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.35%		03/25/2037	1,095,420
12,743,893	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%		01/25/2037	9,550,354
2,969,627	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.43%		01/25/2037	2,246,565
2,784,025	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		01/25/2037	2,137,643
77,740,983	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		11/25/2036	33,520,730
4,308,503	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.16%		11/25/2036	2,221,343
4,657,826	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2D (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.31%		11/25/2036	2,488,232
3,148,135	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.37%		02/25/2037	1,813,340
2,759,846	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2D (1 Month LIBOR USD + 0.37%, 0.37% Floor)	0.46%		02/25/2037	1,611,621
3,589,001	Adjustable Rate Mortgage Trust, Series 2004-4-CB1 (1 Month LIBOR USD + 1.15%, 1.15% Floor, 10.00% Cap)	1.24%		03/25/2035	3,277,841
1,306,248	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	2.57%	(c)	01/25/2036	1,254,526
23,189,112	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	2.74%	(c)	02/25/2036	17,202,743
2,069,125	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	2.81%	(c)	08/25/2035	2,027,528
453,892	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.05%	(c)	10/25/2035	418,925
5,335,410	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	2.64%	(c)	11/25/2035	4,703,391
12,398,255	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	3.49%	(c)	03/25/2036	8,674,166
9,232,301	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	3.18%	(c)	05/25/2036	9,135,397
11,453,001	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	3.61%	(c)	05/25/2036	4,549,884
7,341,758	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.30%	(c)	03/25/2037	7,145,202
1,023,247	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	3.68%	(a)(c)	11/25/2037	1,121,726
386,519	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.64%		11/25/2033	388,359
1,190,078	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 2.03% Floor)	2.12%		04/25/2034	1,159,469
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.04%		06/25/2034	645,781
7,448,484	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	1.09%		03/25/2035	7,367,819
45,059,774	Ajax Master Trust, Series 2016-1-PC	4.08%	(a)(c)	01/01/2057	41,252,092
48,903,704	Ajax Master Trust, Series 2016-2-PC	2.74%	(a)(c)	10/25/2056	45,809,347
57,517,978	Ajax Master Trust, Series 2017-1-PC	3.00%	(a)(c)	06/25/2057	55,393,350
9,504,038	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95%	(a)(c)	10/25/2058	9,520,596
26,789,396	Ajax Mortgage Loan Trust, Series 2020-D-A	2.25%	(a)(l)	06/25/2060	27,003,652
20,000,000	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28%	(a)(l)	01/25/2026	20,282,982
7,220,566	Alternative Loan Trust, Series 2005-13CB-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.59%		05/25/2035	6,474,148
6,002,689	Alternative Loan Trust, Series 2005-32T1-A9	5.50%		08/25/2035	4,498,388
34,060,806	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	29,711,367
18,775,184	Alternative Loan Trust, Series 2005-80CB-4A1	6.00%		02/25/2036	13,922,406
3,494,559	Alternative Loan Trust, Series 2006-12CB-A8	6.00%		05/25/2036	2,654,562
11,417,897	Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	7,546,962
3,076,535	Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	2,362,955
4,287,678	Alternative Loan Trust, Series 2006-23CB-2A3	6.50%		08/25/2036	2,256,622
2,231,690	Alternative Loan Trust, Series 2006-2CB-A9	6.00%		03/25/2036	1,494,149
644,190	Alternative Loan Trust, Series 2006-36T2-2A4	6.25%		12/25/2036	403,153
8,056,461	Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.31%	(d)(g)	01/25/2037	2,132,083
8,056,461	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		01/25/2037	4,184,401
4,072,391	Alternative Loan Trust, Series 2006-42-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		01/25/2047	1,810,374
4,072,391	Alternative Loan Trust, Series 2006-42-1A2 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.31%	(d)(g)	01/25/2047	1,036,827
3,123,541	Alternative Loan Trust, Series 2006-43CB-1A12	5.75%		02/25/2037	2,308,326
10,806,284	Alternative Loan Trust, Series 2006-43CB-1A6	6.00%		02/25/2037	8,162,827
10,575,732	Alternative Loan Trust, Series 2006-45T1-1A1 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		02/25/2037	5,836,301
1,464,813	Alternative Loan Trust, Series 2006-45T1-2A2	6.00%		02/25/2037	1,120,869
6,271,646	Alternative Loan Trust, Series 2006-4CB-1A1	6.00%		04/25/2036	4,514,334
4,896,703	Alternative Loan Trust, Series 2006-7CB-1A14	6.00%		05/25/2036	3,748,534
3,354,226	Alternative Loan Trust, Series 2006-7CB-1A16	6.00%		05/25/2036	2,567,734
799,437	Alternative Loan Trust, Series 2006-7CB-1A6	6.00%		05/25/2036	611,987
923,616	Alternative Loan Trust, Series 2006-9T1-A11	6.00%		05/25/2036	577,724
1,153,187	Alternative Loan Trust, Series 2006-J7-1A1	6.25%		11/25/2036	813,416
39,681,060	Alternative Loan Trust, Series 2006-OA21-A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%		03/20/2047	34,456,608
3,805,464	Alternative Loan Trust, Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%, 0.94% Floor)	1.03%		06/25/2046	3,518,344
6,154,805	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	4,970,536
7,383,537	Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	5,962,842
1,759,178	Alternative Loan Trust, Series 2007-19-1A34	6.00%		08/25/2037	1,257,510
16,553,854	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	11,905,904
6,259,918	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	4,136,309
5,351,874	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	4,415,369
1,465,859	Alternative Loan Trust, Series 2007-7T2-A8	6.00%		04/25/2037	909,928
37,068,803	Alternative Loan Trust, Series 2007-HY4-4A1	3.27%	(c)	06/25/2037	34,109,019
3,951,223	American Home Assets, Series 2006-2-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.47%		09/25/2046	3,868,690
3,869,339	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 11.00% Cap)	0.69%		11/25/2045	3,385,033
16,165,407	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	1.90%		11/25/2045	9,871,416
2,182,805	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10%	(k)	06/25/2036	534,476
7,377,865	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60%	(a)(k)	01/25/2037	2,343,707
124,517,625	Ameriquest Mortgage Securities Trust, Series 2006-M3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.26%		10/25/2036	83,632,985
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.10%	(k)	05/25/2034	7,001,664
6,331,274	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.29%		10/25/2032	5,553,872
41,588,000	AMSR Trust, Series 2019-SFR1-E	3.47%	(a)	01/19/2039	42,295,715
30,156,000	AMSR Trust, Series 2020-SFR4-G1	4.00%	(a)	11/17/2037	30,771,448
10,000,000	AMSR Trust, Series 2020-SFR5-F	2.69%	(a)	11/17/2037	9,850,908
6,500,000	AMSR Trust, Series 2021-SFR3-E1	2.33%	(a)	10/17/2038	6,466,966
11,000,000	AMSR Trust, Series 2021-SFR3-E2	2.43%	(a)	10/17/2038	10,945,053
18,500,000	AMSR Trust, Series 2021-SFR3-F	3.23%	(a)	10/17/2038	18,429,909
10,500,000	Angel Oak Mortgage Trust LLC, Series 2019-2-M1	4.07%	(a)(c)	03/25/2049	10,639,016
9,652,851	Argent Securities Trust, Series 2004-W11-M6 (1 Month LIBOR USD + 1.88%, 1.88% Floor)	1.96%		11/25/2034	9,918,884
14,485,212	Argent Securities Trust, Series 2006-W5-A1A (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		06/25/2036	11,624,984
1,878,473	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.68% Floor)	1.77%		06/25/2034	1,881,659
24,545,866	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.22%		11/25/2036	23,204,766
617,418	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	625,867
3,207,635	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	3,213,404
2,186,238	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	2,233,769
2,829,216	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	2,860,982
682,801	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	673,148
1,499,610	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	1,461,483
9,004,541	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.50%	(k)	10/25/2036	3,851,471
2,110,891	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.41%	(d)(g)	11/25/2036	387,172
752,309	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		11/25/2036	648,430
3,648,204	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	3,624,027
573,051	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	566,068
3,105,544	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	3,162,187
82,580	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%, 22.80% Cap)	22.54%	(g)	03/25/2036	111,003
392,584	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	405,534
316,885	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	317,969
259,892	Banc of America Funding Corporation, Series 2006-3-6A1	6.38%	(c)	03/25/2036	272,447
1,572,764	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	1,585,470
642,393	Banc of America Funding Corporation, Series 2006-7-T2A5	6.54%	(k)	10/25/2036	634,326
3,029,164	Banc of America Funding Corporation, Series 2006-7-T2A8	6.41%	(k)	10/25/2036	2,998,751
852,168	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10%	(k)	10/25/2036	846,869
359,425	Banc of America Funding Corporation, Series 2006-B-7A1	2.56%	(c)	03/20/2036	335,977
5,355,198	Banc of America Funding Corporation, Series 2006-D-6A1	2.81%	(c)	05/20/2036	5,467,163
16,136	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.44%, 0.44% Floor, 10.50% Cap)	0.53%		07/20/2036	16,158
150,039	Banc of America Funding Corporation, Series 2006-H-3A1	2.87%	(c)	09/20/2046	140,588
51,000,902	Banc of America Funding Corporation, Series 2006-H-5A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	0.45%		10/20/2036	24,462,634
614,076	Banc of America Funding Corporation, Series 2007-1-TA10	6.34%	(k)	01/25/2037	611,691
881,322	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83%	(c)	04/25/2037	890,978
1,864,982	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	1,912,983
1,084,050	Banc of America Funding Corporation, Series 2009-R14A-3A (-2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	15.90%	(a)(g)	06/26/2035	1,421,464
1,690,727	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75%	(a)(c)	12/26/2036	1,579,586
813,211	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	14.15%	(a)(g)	07/26/2036	1,033,463
5,139,232	Banc of America Funding Corporation, Series 2014-R6-3A2	0.35%	(a)(c)(h)	10/26/2036	4,559,762
15,541,532	Banc of America Funding Corporation, Series 2014-R8-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%	(a)	06/26/2036	15,428,187
24,182,758	Banc of America Funding Corporation, Series 2015-R2-4A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.30%	(a)(h)	09/29/2036	24,368,480
1,374,976	Banc of America Mortgage Securities Trust, Series 2006-1-A9	6.00%		05/25/2036	1,342,957
192,193	Banc of America Mortgage Securities Trust, Series 2007-1-2A5	5.75%		01/25/2037	190,222
4,293,900	Banc of America Mortgage Trust, Series 2007-3-2A8	7.00%		09/25/2037	4,303,407
8,519,648	BankUnited Trust, Series 2005-1-2A1	3.20%	(c)	09/25/2045	8,540,894
1,038,191	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	0.38%	(a)	07/25/2037	989,676
3,463,305	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C-2A4 (1 Month LIBOR USD + 0.42%)	0.51%		11/28/2036	3,290,133
10,218,497	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47%	(a)(l)	06/28/2034	10,300,834
37,867,563	BCAP LLC Trust, Series 2007-AA2-11A (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.47%	(a)	05/25/2047	39,933,322
2,271,418	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	1,603,701
2,459,176	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	1,689,270
10,534,060	BCAP LLC Trust, Series 2008-RR3-A1B	6.67%	(a)(c)	10/25/2036	5,286,261
1,776,347	BCAP LLC Trust, Series 2009-RR13-18A2	5.75%	(a)(c)	07/26/2037	1,291,832
3,050,634	BCAP LLC Trust, Series 2009-RR4-4A2	5.75%	(a)(c)	02/26/2036	2,024,469
256,846	BCAP LLC Trust, Series 2010-RR10-5A1	7.00%	(a)(c)	04/27/2037	261,106
6,970,382	BCAP LLC Trust, Series 2010-RR6-7A10	4.30%	(a)(c)	02/26/2037	4,260,842
1,609,644	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	3.20%	(c)	02/25/2036	1,540,350
3,157,053	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.02%	(c)	10/25/2046	2,975,919
3,440,924	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	2.75%	(c)	02/25/2047	3,436,017
1,460,067	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.17%	(c)	02/25/2047	1,455,545
15,000,246	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	2.23%		12/25/2046	13,546,562
641,149	Bear Stearns Alt-A Trust, Series 2004-11-2A3	2.39%	(c)	11/25/2034	647,702
6,335,213	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.50% Cap)	0.57%		02/25/2036	6,416,146
16,164,615	Bear Stearns Alt-A Trust, Series 2006-3-21A1	2.68%	(c)	05/25/2036	13,805,632
5,077,019	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	0.43%		08/25/2036	4,811,083
7,436,102	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.25%	(c)	11/25/2036	5,094,337
3,676,086	Bear Stearns Alt-A Trust, Series 2006-8-2A1	2.94%	(c)	08/25/2046	2,938,725
6,674,986	Bear Stearns Alt-A Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.50% Cap)	0.41%		01/25/2047	6,309,782
3,456,698	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	5.50%	(k)	08/25/2034	3,623,110
8,109,840	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%	(k)	04/25/2035	7,927,724
2,364,305	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%	(k)	04/25/2035	2,440,515
35,409,379	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.25%	(c)	09/25/2035	33,136,299
5,462,044	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%	(k)	10/25/2035	4,561,190
9,760,407	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%	(k)	02/25/2036	6,532,510
2,981,505	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25%	(k)	12/25/2036	2,994,828
7,982,333	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.25%		02/25/2037	7,929,201
31,085,871	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.31%		05/25/2037	29,750,270
15,133,636	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.14%		08/25/2037	14,634,561
15,000,000	Bear Stearns Asset Backed Securities Trust, Series 2007-HE7-1A2 (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.69%		10/25/2037	15,030,354
1,254,604	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	831,607
1,305,746	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	861,291
1,679,403	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	2.90%	(c)	10/25/2036	1,294,460
8,707,800	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	0.49%		11/25/2036	8,386,632
4,000,273	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	0.27%		12/25/2037	3,810,789
9,343,601	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	0.25%		04/25/2037	10,637,145
13,777,342	Bellemeade Ltd., Series 2019-2A-M1B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.54%	(a)	04/25/2029	13,779,392
13,196,354	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		11/25/2036	13,040,998
9,380,033	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.25%		03/25/2037	9,162,453
6,937,262	BNC Mortgage Loan Trust, Series 2007-4-A4 (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.59%		11/25/2037	6,367,226
28,318,332	BNPP Mortgage Securities LLC Trust, Series 2009-1-B1	6.00%	(a)	08/27/2037	19,158,555
100,200,000	CAFL Issuer LLC, Series 2021-RTL1-A1	2.24%	(a)(l)	03/26/2029	100,879,857
12,750,000	CAFL Issuer LLC, Series 2021-RTL1-A2	3.10%	(a)(l)	03/26/2029	12,837,095
5,043,188	Carrington Mortgage Loan Trust, Series 2006-FRE2-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor, 12.50% Cap)	0.21%		10/25/2036	4,663,830
24,317,622	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	0.25%		10/25/2036	22,586,830
7,484,779	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	0.34%		10/25/2036	7,020,202
6,517,224	Carrington Mortgage Loan Trust, Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	0.24%		08/25/2036	6,377,756
65,701,635	Carrington Mortgage Loan Trust, Series 2006-NC4-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	0.25%		10/25/2036	64,421,117
31,293,301	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	0.24%		01/25/2037	30,058,739
21,334,405	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	0.23%		12/25/2036	20,804,303
21,573,761	Cascade MH Asset Trust, Series 2019-MH1-A	4.00%	(a)(c)	11/25/2044	22,535,746
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%	(k)	01/25/2034	2,771,020
338,231	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	0.99%		03/25/2033	335,088
3,521,443	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.04%	(c)	12/25/2035	3,553,865
7,647,404	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	5,279,030
7,969,546	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	5,349,834
4,976,371	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	3,240,156
13,870,105	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	9,083,533
3,572,635	Chase Mortgage Finance Trust, Series 2007-A2-6A4	2.76%	(c)	07/25/2037	3,473,253
4,075,349	Chase Mortgage Finance Trust, Series 2007-S1-A7	6.00%		02/25/2037	2,336,244
2,543,306	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	1,710,086
1,172,184	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	344,766
2,394,549	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	1,607,136
2,443,293	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	2,351,309
216,398	ChaseFlex Trust, Series 2006-1-A5	6.16%	(c)	06/25/2036	216,531
3,260,921	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	0.29%		09/25/2036	2,811,037
3,394,544	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	1,830,080
6,474,245	ChaseFlex Trust, Series 2007-M1-2F4	4.14%	(k)	08/25/2037	6,306,889
6,733,790	ChaseFlex Trust, Series 2007-M1-2F5	4.14%	(k)	08/25/2037	6,559,227
500,000	CHL GMSR Issuer Trust, Series 2018-GT1-B (1 Month LIBOR USD + 3.50%)	3.59%	(a)	05/25/2023	501,270
16,194,313	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	11,994,648
2,859,925	CHL Mortgage Pass-Through Trust, Series 2005-18-A1	5.50%		10/25/2035	2,200,494
2,754,372	CHL Mortgage Pass-Through Trust, Series 2005-26-1A12	5.50%		11/25/2035	2,256,894
9,624,551	CHL Mortgage Pass-Through Trust, Series 2005-HYB8-4A1	3.20%	(c)	12/20/2035	9,882,478
5,304,562	CHL Mortgage Pass-Through Trust, Series 2006-14-A5	6.25%		09/25/2036	3,660,631
19,977,533	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	16,680,511
1,734,507	CHL Mortgage Pass-Through Trust, Series 2007-15-1A2	6.25%		09/25/2037	1,429,012
43,062,919	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	30,626,813
1,634,174	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	1,146,450
2,244,974	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	1,568,979
4,031,175	CHL Mortgage Pass-Through Trust, Series 2007-8-1A8	6.00%		01/25/2038	2,712,470
6,264,818	CHL Mortgage Pass-Through Trust, Series 2007-9-A1	5.75%		07/25/2037	4,559,110
10,830,482	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	2.87%	(c)	03/25/2037	10,358,219
14,590,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	2.84%	(a)	05/25/2023	14,625,798
2,917,662	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	3,012,761
802,497	CitiCorporationMortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	797,831
1,841,835	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.22%	(k)	09/25/2036	1,873,852
1,639,572	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,325,809
652,462	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	641,659
1,657,312	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	1,685,383
23,568,432	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	0.38%	(a)	09/25/2036	22,947,053
5,720,218	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	3.01%	(c)	06/25/2036	5,856,173
2,610,074	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85%	(k)	10/25/2036	2,237,732
1,456,524	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.86%	(k)	03/25/2036	883,324
10,031,187	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.66%		05/25/2036	5,001,962
2,459,927	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.50%	(c)	04/25/2037	2,484,581
593,505	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50%	(a)(c)	10/25/2036	416,520
66,661	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	66,976
16,615,825	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75%	(a)	04/25/2047	12,898,543
820,044	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50%	(a)(b)(c)	05/25/2037	812,798
56,287,586	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%	(a)	01/25/2037	54,095,623
1,946,479	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3-A2D (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.44%		03/25/2037	1,833,063
989,908	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	2.93%	(c)	04/25/2037	953,532
2,474,700	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8-1A1A	2.96%	(c)	08/25/2047	2,437,132
3,908,917	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97%	(k)	01/25/2037	2,344,768
8,616,660	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76%	(k)	01/25/2037	5,163,741
4,132,538	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00%	(a)(c)	10/25/2037	3,909,357
22,264,967	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00%	(a)(b)(c)	06/25/2037	22,380,704
34,875,148	Citigroup Mortgage Loan Trust, Inc., Series 2021-JL1-A	2.75%	(a)(c)	02/27/2062	34,725,450
3,971,154	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.29%		01/25/2037	2,170,994
3,958,645	Citigroup Mortgage Loan Trust, Series 2014-8-3A2	6.00%	(a)(c)	03/25/2037	3,965,685
141,169,469	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	(a)	10/25/2058	139,497,698
28,341,373	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26%	(a)(c)	04/25/2066	28,584,599
70,353,211	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23%	(a)(l)	09/25/2059	70,497,646
205,278,558	Citigroup Mortgage Loan Trust, Series 2019-D-PT1	3.28%	(a)(c)	04/25/2064	202,496,643
295,043,068	Citigroup Mortgage Loan Trust, Series 2020-RP1-A1	1.50%	(a)(c)	08/25/2064	295,273,614
26,293,400	Citigroup Mortgage Loan Trust, Series 2020-RP1-M1	2.00%	(a)(c)	08/25/2064	25,528,575
22,116,950	Citigroup Mortgage Loan Trust, Series 2020-RP1-M2	2.50%	(a)(c)	08/25/2064	22,044,601
18,676,200	Citigroup Mortgage Loan Trust, Series 2020-RP1-M3	2.75%	(a)(c)	08/25/2064	18,118,818
49,301,935	Citigroup Mortgage Loan Trust, Series 2020-RP1-PT5	8.31%	(a)(c)	08/25/2064	49,474,206
384,504,536	Citigroup Mortgage Loan Trust, Series 2021-RP2-A1	1.75%	(a)(c)	03/25/2065	388,997,856
34,186,100	Citigroup Mortgage Loan Trust, Series 2021-RP2-M1	3.25%	(a)(c)	03/25/2065	36,159,732
28,635,750	Citigroup Mortgage Loan Trust, Series 2021-RP2-M2	3.40%	(a)(c)	03/25/2065	29,857,552
26,589,300	Citigroup Mortgage Loan Trust, Series 2021-RP2-M3	3.40%	(a)(c)	03/25/2065	26,792,416
78,158,980	Citigroup Mortgage Loan Trust, Series 2021-RP2-PT1	6.94%	(a)(c)	03/25/2065	83,806,670
2,102,270	CitiMortgage Alternative Loan Trust, Series 2006-A1-1A5	5.50%		04/25/2036	2,090,226
2,414,213	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	2,422,437
2,338,955	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	2,320,040
1,733,216	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	1,706,566
450,910	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	472,237
1,732,546	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	1,649,331
5,549,719	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	5,588,479
2,753,083	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	2,752,841
1,342,310	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	1,343,471
3,639,712	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		01/25/2037	3,068,419
3,434,473	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.31%	(d)(g)	01/25/2037	568,609
2,887,399	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00%	(f)	03/25/2037	2,980,248
6,644,829	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.31%	(d)(g)	03/25/2037	1,114,964
2,603,966	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	2,627,542
4,780,793	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.42%		04/25/2037	3,968,308
4,780,793	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	6.58%	(d)(g)	04/25/2037	895,910
5,063,106	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	5,082,379
674,673	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	681,665
8,895,076	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	8,987,268
291,668	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	288,801
4,294,000	COLT Mortgage Loan Trust, Series 2021-HX1-B1	3.11%	(a)(c)	10/25/2066	4,325,960
4,130,000	COLT Mortgage Loan Trust, Series 2021-HX1-B2	3.86%	(a)(c)	10/25/2066	4,161,545
6,000,000	COLT Mortgage Loan Trust, Series 2021-HX1-M1	2.36%	(a)(c)	10/25/2066	6,044,646
55,631,846	Connecticut Avenue Securities Trust, Series 2020-R02-2M2 (1 Month LIBOR USD + 2.00%)	2.09%	(a)	01/25/2040	55,936,453
9,000,000	CoreVest American Finance Trust, Series 2020-3-D	2.95%	(a)(c)	08/15/2053	8,736,811
31,534,981	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	29,434,556
3,298,066	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	3,337,713
2,740,277	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.59%		07/25/2035	1,851,874
5,594,732	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.91%	(d)(g)	07/25/2035	720,275
1,973	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		10/25/2021	1,926
1,839,158	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	12.89%	(g)	07/25/2035	1,818,673
2,663,189	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.84%		08/25/2035	2,341,108
1,142,844	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	736,752
1,325,606	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	1,220,070
4,349,142	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	3,369,123
1,559,407	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	1,173,811
14,332,973	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	13,173,109
353,785	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	35.30%	(g)	12/25/2035	510,278
454,309	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	461,128
6,593,722	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	6,692,698
1,251,903	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	0.89%		01/25/2036	1,173,401
3,149,528	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	4.61%	(d)(g)	01/25/2036	439,951
33,879,254	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	23,549,473
553,496	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	444,456
20,894,390	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	13,165,971
1,597,882	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	21.32%	(g)	02/25/2036	1,987,026
1,023,777	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	815,451
1,537,098	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	1,397,392
349,808	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.79%		10/25/2035	248,496
163,865	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	148,972
406,673	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	308,673
467,906	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	470,989
547,306	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	0.57%		11/25/2035	370,586
1,094,612	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	4.93%	(d)(g)	11/25/2035	181,869
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,942,246
18,368	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		10/25/2021	17,994
607,659	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.59%		04/25/2035	513,693
1,869,721	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.91%	(d)(g)	04/25/2035	173,323
4,118,002	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	0.39%		05/25/2035	3,423,993
4,118,002	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	5.11%	(d)(g)	05/25/2035	584,762
2,835,401	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	2,053,382
30,786,732	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	22,437,225
811,934	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		07/25/2036	403,042
811,934	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.41%	(d)(g)	07/25/2036	157,729
4,023,389	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.49%		08/25/2036	2,077,488
5,455,957	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.51%	(d)(g)	08/25/2036	1,234,127
839,867	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	669,071
1,510,595	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/25/2036	1,160,392
4,421,325	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	7.06%	(d)(g)	08/25/2036	1,587,477
3,545,327	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/25/2036	2,789,578
3,805,201	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	0.69%		08/25/2036	1,978,600
1,504,709	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,037,385
1,931,422	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	1,369,068
3,236,588	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	2,463,259
467,312	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	45.59%	(g)	10/25/2036	1,016,891
286,239	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	32.99%	(g)	10/25/2036	481,571
3,208,309	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	2,920,080
2,389,839	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	0.76%		11/25/2036	1,257,097
3,986,251	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	5.24%	(d)(g)	11/25/2036	693,322
7,980,777	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	4,994,602
982,923	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	994,555
13,784,686	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.46%	(d)(g)	01/25/2037	2,744,404
4,694,336	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		01/25/2037	391,242
1,543,229	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	1,333,787
2,626,613	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.36%	(d)(g)	01/25/2037	396,620
3,294,167	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	2,607,707
3,468,829	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	2,745,971
3,411,527	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		02/25/2037	929,553
3,411,527	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.31%	(d)(g)	02/25/2037	821,720
788,165	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	765,640
2,318,340	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	2,096,695
4,703,824	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	4,254,115
999,750	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	801,881
659,916	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	39.38%	(g)	05/25/2037	1,187,403
10,322,979	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	8,729,457
8,500,564	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		08/25/2037	3,056,707
2,461,551	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	53.87%	(g)	08/25/2037	5,717,176
3,335,767	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	3,182,576
5,763,285	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.50%	(g)	08/25/2037	8,404,129
865,525	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	698,694
650,014	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	38.48%	(g)	08/25/2037	1,345,657
9,553,808	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	6,829,332
28,213,048	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	16,965,547
3,030,654	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	28.06%	(g)	09/25/2037	3,353,701
18,932,998	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	10,905,594
7,769,421	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.59%		09/25/2037	3,938,123
11,026,419	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.41%	(d)(g)	09/25/2037	3,508,184
15,398,296	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	2,581,090
4,156,149	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.56%	(d)(g)	04/25/2037	1,152,743
4,156,149	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	0.64%		04/25/2037	2,059,774
5,868,372	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	4,841,487
278,001	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	39.68%	(g)	05/25/2037	482,035
296,762	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	39.56%	(g)	05/25/2037	513,141
439,299	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.59%		05/25/2037	166,840
439,299	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.41%	(d)(g)	05/25/2037	94,269
1,481,316	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	929,968
26,840,334	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	2.81%	(c)	03/25/2047	27,035,992
6,668,458	Countrywide Asset Backed Certificates, Series 2005-4-AF5B	5.65%	(k)	10/25/2035	6,787,754
26,371,044	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		06/25/2047	25,619,195
7,208,157	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		06/25/2037	6,886,201
13,838,634	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		05/25/2037	13,132,033
22,039,377	Countrywide Asset-Backed Certificates, Series 2007-4-A5	4.64%	(k)	04/25/2047	20,173,259
540,701	Countrywide Home Loans, Series 2003-60-4A1	2.29%	(c)	02/25/2034	570,278
1,331,264	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	0.51%	(a)	11/25/2034	1,242,311
1,295,317	Countrywide Home Loans, Series 2004-R2-1AS	6.04%	(a)(c)(d)	11/25/2034	95,234
2,728,047	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	2,285,520
2,021,649	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	1,721,277
7,819,463	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	5,949,126
1,674,292	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	1,267,623
542,953	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	347,908
1,151,711	Countrywide Home Loans, Series 2005-28-A7	5.25%		10/25/2021	900,294
10,020,685	Countrywide Home Loans, Series 2005-HYB1-4A1	2.52%	(c)	03/25/2035	10,832,993
669,649	Countrywide Home Loans, Series 2005-HYB8-1A1	2.66%	(c)	12/20/2035	643,584
1,088,843	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	1,077,843
859,043	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	830,061
409,024	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	0.45%	(a)	03/25/2035	392,329
406,151	Countrywide Home Loans, Series 2005-R1-1AS	6.04%	(a)(c)(d)	03/25/2035	62,257
4,020,316	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	2,493,040
3,512,094	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	2,561,033
1,483,956	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	1,046,014
516,272	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	535,845
4,699,984	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	3,319,441
15,742,531	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	10,707,448
8,227,882	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	6,360,632
3,255,918	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	2,340,378
5,335,000	Countrywide Home Loans, Series 2007-13-A10	6.00%		08/25/2037	3,834,839
4,311,607	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	3,555,720
602,233	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	496,653
2,118,668	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	1,747,072
3,667,153	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	3,376,203
555,726	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	417,934
4,253,099	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	3,074,892
1,638,019	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	1,184,250
3,509,056	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	2,277,431
1,376,622	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	1,031,810
4,995,343	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	3,676,731
1,497,433	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	1,074,115
4,739,317	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	3,188,960
2,487,176	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	1,578,382
5,774,700	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	3,896,097
824,499	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	600,014
5,244,644	Countrywide Home Loans, Series 2007-HY1-1A1	2.81%	(c)	04/25/2037	5,153,024
16,459,517	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	9,047,509
414,835	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.59%		07/25/2037	146,490
2,074,173	Countrywide Home Loans, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.41%	(d)(g)	07/25/2037	526,501
4,122,649	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.61%	(k)	11/25/2036	1,045,964
2,478,303	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	6.18%	(k)	12/25/2036	821,608
9,170,247	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90%	(c)	05/25/2037	3,371,615
2,411,389	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	2,218,831
507,622	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	467,086
5,587,087	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	5,214,895
6,599,384	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	6,703,534
9,616,774	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	2,088,470
3,038,391	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	3,064,496
3,739,619	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	2,452,864
1,044,597	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75%	(a)	12/26/2035	876,855
12,580,785	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	6,445,341
2,080,451	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	681,733
2,546,055	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	0.79%		03/25/2036	838,500
14,231,276	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.21%	(d)(g)	03/25/2036	2,997,662
2,964,355	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	1,902,447
8,022,730	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	4,987,506
1,694,126	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	1,446,622
1,024,143	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	875,966
2,864,075	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	2,288,844
20,282,733	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	6,968,464
7,930,959	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	5,918,679
10,176,971	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	2,140,284
127,659	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	74,817
1,979,028	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	1,918,143
3,255,461	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	3,115,323
12,925,341	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	12,099,927
4,115,428	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	3,338,892
1,898,025	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	1,888,983
308,378	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	39.39%	(g)	11/25/2036	603,853
9,114,389	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13%	(c)	02/25/2037	3,161,259
3,479,239	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	3,036,772
5,928,153	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	3,506,315
3,344,985	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	3,175,782
31,073,412	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	28,209,174
13,745,412	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	12,429,260
3,894,600	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00%	(a)	07/25/2037	3,335,502
376,790	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	2.80%	(a)(b)(c)	07/20/2035	352,789
2,049,355	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50%	(a)(c)	12/26/2035	1,984,632
34,604,230	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	2.89%	(a)(c)	06/26/2037	34,869,793
4,892,339	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00%	(a)(c)	06/26/2037	4,968,296
8,486,676	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	2.94%	(a)(c)	08/26/2046	7,039,765
13,311,827	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00%	(a)(b)(c)	05/27/2043	12,921,988
12,140,712	Credit Suisse Mortgage Capital Certificates, Series 2020-BPL1-A2	4.52%	(a)(l)	02/25/2024	12,164,233
29,343,826	Credit Suisse Mortgage Capital Certificates, Series 2021-JR1-A1	2.47%	(a)(c)	09/27/2066	29,373,346
10,024,966	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		05/25/2036	8,188,920
7,664,609	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	4,397,421
5,453,663	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	1,552,781
36,694	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	34,749
9,566,508	CSMC Mortgage-Backed Trust, Series 2019-RPL6-CERT	4.10%	(a)(c)	11/25/2058	9,289,697
225,986,898	CSMC Mortgage-Backed Trust, Series 2019-RPL6-PT1	3.68%	(a)(c)	11/25/2058	227,634,094
6,225,825	CSMC Mortgage-Backed Trust, Series 2021-NQM5-M1	2.17%	(a)(c)	05/25/2066	6,174,011
3,180,040	CSMC Mortgage-Backed Trust, Series 2021-NQM6-B1	3.29%	(a)(c)	07/25/2066	3,203,238
7,445,317	CSMC Mortgage-Backed Trust, Series 2021-NQM6-M1	2.58%	(a)(c)	07/25/2066	7,499,631
6,714,661	CSMC Trust, Series 2009-12R-5A1	6.00%	(a)	06/27/2036	5,632,487
9,909,047	CSMC Trust, Series 2010-4R-3A17	6.00%	(a)(c)	06/26/2037	9,940,046
4,227,000	CSMC Trust, Series 2020-AFC1-B1	3.45%	(a)(c)	02/25/2050	4,277,713
11,309,545	CSMC Trust, Series 2020-RPL1-CERT	3.23%	(a)(c)	01/25/2046	10,862,842
216,332,529	CSMC Trust, Series 2020-RPL1-PT1	3.42%	(a)(c)	10/25/2069	218,938,038
7,469,850	CSMC Trust, Series 2021-NQM1-B1	2.83%	(a)(c)	05/25/2065	7,465,777
83,940,250	CSMCM Trust, Series 2017-RPL2-CERT	0.01%	(a)(c)	02/25/2056	82,123,489
17,544,000	CWABS Asset-Backed Certificates Trust, Series 2005-11-MF1	5.35%	(c)	02/25/2036	17,964,152
9,752,019	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50%	(c)	09/25/2035	9,671,922
439,968	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	35.30%	(g)	11/25/2035	730,151
612,094	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	0.29%		11/25/2035	295,355
1,847,367	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.21%	(d)(g)	11/25/2035	199,566
15,864,142	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		09/25/2047	15,581,671
19,363,798	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA3-A2 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.34%		07/25/2047	18,035,279
11,167,340	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.31%		08/25/2047	10,676,799
4,062,935	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1-A1C	5.67%	(c)	02/25/2036	4,171,633
564,751	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	4.98%	(c)	06/25/2036	563,395
13,225,813	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65%	(c)	10/25/2036	13,383,747
942,180	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90%	(c)	10/25/2036	953,244
1,378,315	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90%	(c)	10/25/2036	1,392,193
2,730,009	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	6.37%	(k)	10/25/2036	2,753,761
4,824,326	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-3A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	0.48%	(a)	10/27/2036	4,351,880
4,983,044	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	12.01%	(a)(g)	04/15/2036	4,673,001
2,757,488	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	11.99%	(a)(g)	04/15/2036	2,685,810
4,492,074	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	14.44%	(a)(g)	04/15/2036	4,515,726
400,325	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	19.10%	(a)(g)	04/15/2036	509,495
3,509,162	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	12.45%	(a)(g)	04/15/2036	3,749,824
58,124,325	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	12.01%	(a)(g)	04/15/2036	61,336,031
6,214,596	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	6,143,272
947,125	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01%	(c)	10/25/2036	958,168
24,664,155	Eagle Ltd., Series 2019-1-M1B (1 Month LIBOR USD + 1.80%)	1.89%	(a)	04/25/2029	24,716,029
13,245,794	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%		04/25/2037	12,906,914
22,750,000	FBR Securitization Trust, Series 2005-2-M4 (1 Month LIBOR USD + 0.93%, 0.93% Floor, 14.00% Cap)	1.02%		09/25/2035	22,179,416
5,500,000	FBR Securitization Trust, Series 2005-5-M3 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 14.00% Cap)	0.82%		11/25/2035	5,264,189
3,986,292	Fieldstone Mortgage Investment Trust, Series 2007-1-2A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor, 12.25% Cap)	0.36%		04/25/2047	3,462,102
36,941,996	Figure Line of Credit Trust, Series 2020-1-A	4.04%	(a)(c)	09/25/2049	37,006,544
7,473,463	First Franklin Mortgage Loan Trust, Series 2006-FF8-M1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.46%		07/25/2036	7,703,924
4,000,000	First Franklin Mortgage Loan Trust, Series 2006-FF9-2A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		06/25/2036	3,857,324
21,136,808	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		03/25/2037	14,613,376
24,628,261	First Franklin Mortgage Loan Trust, Series 2007-FF2-A2C (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.24%		03/25/2037	15,462,770
4,106,080	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4-1A1	2.61%	(c)	05/25/2035	2,954,159
4,306,251	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-1A4	5.50%		11/25/2035	3,064,752
273,745	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-2A1	5.00%		10/25/2021	279,013
1,837,733	First Horizon Alternative Mortgage Securities Trust, Series 2006-AA3-A1	2.54%	(c)	06/25/2036	1,690,976
2,150,559	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A12	6.00%		04/25/2036	1,453,608
7,216,466	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A3	5.75%		04/25/2036	4,739,191
1,447,503	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	924,269
2,090,829	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A5	6.00%		02/25/2037	1,269,634
3,682,046	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%	(c)	05/25/2035	3,066,529
11,685,088	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A3	6.00%		06/25/2037	6,622,610
601,258	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A4	6.00%		06/25/2037	340,767
717,928	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A13	6.25%		08/25/2037	468,916
2,216,298	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A4	6.25%		08/25/2037	1,447,580
1,041,342	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A5	6.25%		08/25/2037	680,155
1,012,707	First Horizon Mortgage Pass-Through Trust, Series 2006-1-1A2	6.00%		05/25/2036	685,324
1,953,805	First Horizon Mortgage Pass-Through Trust, Series 2007-4-1A1	6.00%		08/25/2037	1,274,587
9,000,000	FirstKey Homes Trust, Series 2020-SFR1-E	2.79%	(a)	08/17/2037	9,190,123
18,000,000	FirstKey Homes Trust, Series 2020-SFR2-D	1.97%	(a)	10/19/2037	17,948,614
26,225,000	FirstKey Homes Trust, Series 2020-SFR2-E	2.67%	(a)	10/19/2037	26,623,499
16,250,000	FirstKey Homes Trust, Series 2021-SFR1-E1	2.39%	(a)	08/17/2038	16,155,163
11,500,000	FirstKey Homes Trust, Series 2021-SFR1-E2	2.49%	(a)	08/17/2038	11,433,839
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-D	2.06%	(a)	09/17/2038	7,933,606
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-E1	2.26%	(a)	09/17/2038	7,898,777
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-E2	2.36%	(a)	09/17/2038	7,881,597
75,700,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23%	(a)(c)	09/25/2024	75,657,305
62,350,000	FMC GMSR Issuer Trust, Series 2020-GT1-A	4.45%	(a)(c)	01/25/2026	62,089,807
72,500,000	FMC GMSR Issuer Trust, Series 2021-GT1-A	3.62%	(a)(c)	07/25/2026	72,504,176
135,197,823	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		11/25/2036	95,375,020
7,750,000	FRTKL, Series 2021-SFR1-E1	2.37%	(a)	09/17/2038	7,692,744
6,650,000	FRTKL, Series 2021-SFR1-E2	2.52%	(a)	09/17/2038	6,601,762
5,000,000	GCAT LLC, Series 2019-NQM2-M1	3.31%	(a)(c)	09/25/2059	5,028,962
2,751,000	GCAT LLC, Series 2019-NQM3-M1	3.45%	(a)(c)	11/25/2059	2,764,775
7,096,000	GCAT LLC, Series 2021-NQM2-M1	2.54%	(a)(c)	05/25/2066	7,026,306
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.64%, 0.64% Floor)	0.73%		12/25/2035	45,687,466
35,681,231	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		08/25/2036	21,484,672
2,502,496	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.44%	(c)	09/19/2035	2,381,983
24,097,086	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 10.50% Cap)	0.61%		08/25/2045	14,120,300
22,355,374	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%		04/25/2047	21,544,956
941,721	GS Mortgage Securities Corporation, Series 2008-2R-1A1	7.41%	(a)(b)(c)	09/25/2036	469,262
152,170,046	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-A1	1.75%	(a)(c)	05/25/2060	157,730,035
12,540,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M1	2.25%	(a)(c)	05/25/2060	12,718,055
10,237,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M2	2.75%	(a)(c)	05/25/2060	10,363,795
9,341,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M3	3.00%	(a)(c)	05/25/2060	9,281,255
31,859,214	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-PT4	7.85%	(a)(f)	05/25/2060	35,125,420
133,314	GSAA Home Equity Trust, Series 2005-12-AF3	5.07%	(c)	09/25/2035	112,335
8,464,260	GSAA Home Equity Trust, Series 2006-10-AF3	5.98%	(c)	06/25/2036	3,468,582
6,058,016	GSAA Home Equity Trust, Series 2006-10-AF4	6.80%		06/25/2036	2,478,555
11,450,514	GSAA Home Equity Trust, Series 2006-15-AF4	6.46%		09/25/2036	4,432,559
1,843,715	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77%	(c)	11/25/2036	806,412
4,221,720	GSAA Home Equity Trust, Series 2006-18-AF6	6.18%		11/25/2036	1,575,016
7,920,966	GSAA Home Equity Trust, Series 2006-19-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		12/25/2036	2,942,462
4,422,283	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	3,578,517
2,526,535	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	1,546,523
5,751,438	GSAA Home Equity Trust, Series 2007-7-A5 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	0.65%		07/25/2037	3,507,924
19,692,422	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.24%		08/25/2036	17,845,696
7,896,973	GSAMP Trust, Series 2007-H1-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.29%		01/25/2047	5,411,770
8,364,450	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.44%	(a)	03/25/2035	7,944,656
8,364,450	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	4.42%	(a)(c)(d)	03/25/2035	966,659
5,154,295	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	0.44%	(a)	09/25/2035	4,472,919
5,154,295	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	4.22%	(a)(c)(d)	09/25/2035	588,229
19,835,669	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	0.44%	(a)	01/25/2036	16,725,728
19,835,669	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	4.14%	(a)(c)(d)	01/25/2036	1,960,917
20,620,759	GSMSC Resecuritization Trust, Series 2014-3R-2B (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.26%	(a)	09/26/2036	13,693,165
952,141	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	979,095
2,081,573	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	2,095,901
300,506	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	323,326
3,101,323	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	6.81%	(d)(g)	07/25/2035	325,376
273,667	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.59%		07/25/2035	261,798
138,433	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.59%		09/25/2035	135,123
7,419,917	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	4,401,145
1,874,860	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	1,193,723
332,795	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	481,127
456,853	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	463,153
1,766,434	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	1,195,554
2,121,480	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	1,435,859
18,862,044	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	13,181,200
5,123,442	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	3,978,612
4,042,705	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	2,053,365
11,605,130	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	8,061,683
30,227,207	GSR Mortgage Loan Trust, Series 2006-OA1-3A1 (11th District Cost of Funds Index + 1.50%, 1.50% Floor)	1.76%		08/25/2046	12,778,778
372,553	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	597,363
953,014	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	1,272,459
13,807,328	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	11,871,551
49,554,907	GSR Mortgage Loan Trust, Series 2007-OA1-1A1 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.32%		05/25/2037	33,807,720
599,189	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	2.48%	(c)	12/19/2035	583,166
5,828,185	HarborView Mortgage Loan Trust, Series 2005-2-1A (1 Month LIBOR USD + 0.52%, 0.52% Floor)	0.61%		05/19/2035	2,698,468
24,157,556	HarborView Mortgage Loan Trust, Series 2005-8-1A1A (1 Month LIBOR USD + 0.62%, 0.62% Floor, 11.00% Cap)	0.71%		09/19/2035	15,081,804
46,103,568	HarborView Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	1.64%		09/19/2035	28,905,213
4,859,711	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		11/19/2036	4,805,471
7,948,387	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.43%		12/19/2036	7,632,356
39,326,531	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		01/25/2047	39,514,650
6,500,570	HarborView Mortgage Loan Trust, Series 2006-4-1A2A (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.47%		05/19/2046	3,892,841
72,487,944	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.40%)	0.28%		07/21/2036	45,654,879
10,155,605	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.51%		02/19/2046	9,504,823
17,491,866	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.09%		10/25/2037	17,122,181
6,620,894	HMIR, Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	1.74%	(a)	05/25/2029	6,622,616
623,046	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 1.29% Floor)	1.38%		08/25/2033	625,274
743,407	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.99% Floor)	1.08%		01/25/2035	745,096
12,182,000	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	0.65%		06/25/2036	11,542,485
8,528,139	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%		11/25/2036	7,446,797
8,784,678	Home Equity Mortgage Loan Asset Backed Trust, Series 2007-B-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%		07/25/2037	4,812,897
8,784,678	Home Equity Mortgage Loan Asset Backed Trust, Series 2007-B-1A2 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%		07/25/2037	4,812,897
3,769,995	Home Partners of America Trust, Series 2019-2-C	3.02%	(a)	10/19/2039	3,779,543
4,010,633	Home Partners of America Trust, Series 2019-2-D	3.12%	(a)	10/19/2039	3,946,957
7,549,428	Home Partners of America Trust, Series 2019-2-E	3.32%	(a)	10/19/2039	7,471,444
589,974	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 11.50% Cap)	0.82%		03/25/2035	542,641
10,350,000	HomeBanc Mortgage Trust, Series 2005-3-M5 (1 Month LIBOR USD + 1.85%, 1.85% Floor, 11.50% Cap)	1.93%		07/25/2035	10,279,760
3,483,000	Homeward Opportunities Fund Trust, Series 2018-2-B2	5.68%	(a)(c)	11/25/2058	3,531,586
15,828,000	Homeward Opportunities Fund Trust, Series 2019-3-B2	5.75%	(a)(c)	11/25/2059	16,428,448
13,161,000	Homeward Opportunities Fund Trust, Series 2020-1-B1	5.74%	(a)(c)	11/25/2059	13,588,543
13,276,000	Homeward Opportunities Fund Trust, Series 2020-1-B2	5.74%	(a)(c)	11/25/2059	13,698,815
28,994,000	Homeward Opportunities Fund Trust, Series 2020-2-B2	5.50%	(a)(c)	05/25/2065	30,338,608
65,217,791	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23%	(a)(l)	08/25/2025	66,563,508
19,841,835	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	9,679,768
629,203	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	2.49%	(c)	01/25/2037	600,142
15,038,111	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.80%	(k)	12/25/2036	6,940,388
30,197,950	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.37%		10/25/2036	13,074,314
16,337,174	HSI Asset Securitization Corporation, Series 2007-NC1-A2 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		04/25/2037	13,026,596
70,826,885	HSI Asset Securitization Corporation, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		04/25/2037	56,652,471
3,550,493	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 11.50% Cap)	0.25%		03/25/2037	3,522,548
13,718,446	Impac Secured Assets Trust, Series 2007-3-A1B (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap)	0.33%		09/25/2037	12,201,587
367,072	Impac Trust, Series 2002-9F-A1	5.22%	(k)	12/25/2032	380,726
12,782,266	IndyMac IMJA Mortgage Loan Trust, Series 2007-A4-A1	6.25%		02/25/2038	6,093,474
3,679,724	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.45%		07/25/2047	2,938,993
6,821,583	IndyMac Mortgage Loan Trust , Series 2005-AR15-A1	2.91%	(c)	09/25/2035	6,504,987
6,139,746	IndyMac Mortgage Loan Trust , Series 2007-AR21-8A1	2.83%	(c)	09/25/2037	6,389,330
1,082,601	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	2.69%	(c)	09/25/2036	894,680
1,405,799	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	2.74%	(c)	09/25/2036	1,317,848
10,561,298	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	3.04%	(c)	12/25/2036	10,156,921
2,789,148	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	2.73%	(c)	05/25/2036	2,576,171
3,415,853	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	1,984,106
2,500,671	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	1,452,520
8,269,403	IndyMac Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	5,866,738
12,079,679	IndyMac Mortgage Loan Trust, Series 2007-A2-2A3	6.50%		10/25/2037	9,104,961
19,428,164	IndyMac Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	9,759,563
16,860,279	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	10,735,319
4,247,285	IndyMac Mortgage Loan Trust, Series 2007-AR13-2A1	2.79%	(c)	07/25/2037	3,588,689
3,759,461	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	2.83%	(c)	03/25/2037	3,740,406
3,068,005	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	2.67%	(c)	07/25/2037	3,093,656
29,328,363	IndyMac Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	11,779,242
318,042	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	301,042
25,154,153	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	12,651,163
6,599,607	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	5,959,522
2,115,693	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	1,910,496
4,133,676	JP Morgan Alternative Loan Trust, Series 2006-A2-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 11.50% Cap)	0.45%		05/25/2036	4,101,665
2,616,015	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	1,964,368
6,676,654	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69%	(k)	05/25/2036	6,736,543
12,351,258	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	6.46%		12/25/2036	12,419,464
2,179,200	JP Morgan Mortgage Acquisition Corporation, Series 2005-WMC1-M4 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	0.99%		09/25/2035	2,118,231
7,016,620	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46%	(k)	09/25/2029	5,464,119
12,879,932	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.37%		11/25/2036	12,211,626
25,211,496	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%		08/25/2036	14,917,806
23,301,588	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A4 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.45%		08/25/2036	13,956,316
3,291,636	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.91%	(k)	07/25/2036	1,402,527
4,965,094	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1A (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.22%		12/25/2036	3,753,310
35,550,679	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1B (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.32%		12/25/2036	2,732,411
22,772,337	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.72%	(k)	11/25/2036	24,073,098
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		03/25/2037	9,284,202
458,488	JP Morgan Mortgage Trust, Series 2005-A6-5A1	2.58%	(c)	08/25/2035	453,231
4,674,469	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	5,130,329
461,638	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	446,738
1,160,267	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	674,851
3,476,047	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	2,117,002
1,997,679	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	1,233,561
7,656,655	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	0.47%		08/25/2036	1,296,544
7,656,655	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	7.03%	(d)(g)	08/25/2036	2,325,327
930,867	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	574,808
6,197,442	JP Morgan Mortgage Trust, Series 2006-S4-A3	6.00%		01/25/2037	3,869,274
2,580,822	JP Morgan Mortgage Trust, Series 2006-S4-A5	6.00%		01/25/2037	1,675,115
5,902,930	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	0.47%		01/25/2037	1,750,184
5,902,930	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.53%	(d)(g)	01/25/2037	1,737,625
884,575	JP Morgan Mortgage Trust, Series 2007-A2-2A1	3.00%	(c)	04/25/2037	796,037
3,286,139	JP Morgan Mortgage Trust, Series 2007-A3-3A2M	3.13%	(c)	05/25/2037	3,307,566
6,863,780	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	4,356,860
1,986,127	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	1,389,737
4,519,346	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	3,289,551
1,768,145	JP Morgan Mortgage Trust, Series 2007-S3-1A64	7.50%		08/25/2037	1,004,662
761,192	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	553,268
4,167,054	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	3,029,212
4,749,597	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	3,452,242
5,456,293	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00%	(a)(c)	02/26/2037	3,694,881
16,548,736	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00%	(a)(b)(c)	09/27/2037	10,498,922
9,951,187	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00%	(a)	02/26/2037	7,026,676
5,430,695	JP Morgan Resecuritization Trust, Series 2010-1-2A11	7.00%	(a)(c)	01/26/2037	3,442,361
27,047,804	Legacy Mortgage Asset Trust, Series 2019-GS1-A1	4.00%	(a)(l)	01/25/2059	27,105,952
29,124,486	Legacy Mortgage Asset Trust, Series 2019-GS2-A1	3.75%	(a)(l)	01/25/2059	29,177,696
20,741,736	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20%	(a)(l)	05/25/2059	20,847,326
29,406,000	Legacy Mortgage Asset Trust, Series 2019-GS5-A2	4.25%	(a)(l)	05/25/2059	29,627,210
153,169,969	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	4.30%	(a)	06/25/2058	160,317,186
26,545,000	Legacy Mortgage Asset Trust, Series 2020-GS1-A2	4.00%	(a)(l)	10/25/2059	26,729,939
35,209,312	Legacy Mortgage Asset Trust, Series 2020-GS2-A1	2.75%	(a)(l)	03/25/2060	35,444,423
26,264,000	Legacy Mortgage Asset Trust, Series 2020-GS2-A2	4.00%	(a)(l)	03/25/2060	26,446,981
24,000,000	Legacy Mortgage Asset Trust, Series 2021-GS4-A2	3.55%	(a)(l)	11/25/2060	24,156,960
1,884,043	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	1,366,528
1,353,785	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	1,168,870
1,999,573	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	2,113,355
170,271	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	179,142
914,516	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	965,684
1,122,658	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.84%		02/25/2036	608,851
3,367,975	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	4.66%	(d)(g)	02/25/2036	624,035
2,916,353	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.84%		02/25/2036	2,370,658
2,916,353	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	4.66%	(d)(g)	02/25/2036	348,196
1,878,982	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	1,777,821
2,181,668	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.31%	(d)(g)	08/25/2036	362,691
1,386,621	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	1,369,899
5,887,745	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	0.44%		09/25/2036	597,383
12,264,108	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	7.06%	(d)(g)	09/25/2036	3,549,752
6,769,245	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	5,892,254
449,421	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	441,150
3,035,631	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		11/25/2036	672,662
10,886,758	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.46%	(d)(g)	11/25/2036	2,957,926
2,006,700	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	30.29%	(g)	01/25/2037	3,130,085
2,189,924	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	0.69%		01/25/2037	1,319,917
6,538,695	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	5.06%	(d)(g)	01/25/2037	1,064,781
3,605,206	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	0.47%		01/25/2037	586,773
6,639,426	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.53%	(d)(g)	01/25/2037	1,525,891
6,114,478	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	2,875,459
23,114,566	Lehman Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.30%	(a)	06/25/2037	19,803,578
7,211,084	Lehman Mortgage Trust, Series 2007-1-2A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%	(a)	06/25/2037	6,104,711
1,738,284	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	1,480,647
2,497,276	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.42%		05/25/2037	594,931
11,469,367	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	6.58%	(d)(g)	05/25/2037	2,883,988
859,156	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.42%		05/25/2037	207,483
8,251,311	Lehman Mortgage Trust, Series 2007-5-11A1	4.73%	(c)	06/25/2037	6,735,276
835,190	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	39.56%	(g)	08/25/2036	1,232,267
716,600	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	445,416
125,072	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	126,862
6,300,378	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	3,121,922
3,610,875	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	1,861,854
2,893,600	Lehman Trust, Series 2005-4-2A3A	5.50%		10/25/2035	3,371,074
8,790,500	Lehman Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	1.15%		02/25/2036	8,349,490
12,362	Lehman Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.43%		08/25/2046	291,709
8,456,692	Lehman Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.51%		04/25/2036	8,376,685
90,148	Lehman Trust, Series 2006-5-2A4A	6.39%	(k)	04/25/2036	112,702
9,495,481	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.49%		06/25/2046	9,752,706
7,726,544	Lehman Trust, Series 2007-1-2A1	7.00%	(c)	02/25/2037	9,535,160
13,628,917	Lehman Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.29%		07/25/2047	13,834,707
6,010,506	Lehman XS Trust, Series 2005-2-2A3B	5.94%	(k)	08/25/2035	6,060,448
8,784,080	Lehman XS Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	0.69%		03/25/2036	8,675,842
42,313,397	LHOME Mortgage Trust, Series 2019-RTL2-A1	3.84%	(a)	03/25/2024	42,550,953
19,200,000	LHOME Mortgage Trust, Series 2019-RTL3-A1	3.87%	(a)	07/25/2024	19,303,868
19,200,000	LHOME Mortgage Trust, Series 2020-RTL1-A1	3.23%	(a)	10/25/2024	19,356,530
9,300,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86%	(a)(c)	09/25/2026	9,281,100
92,000,000	LHOME Mortgage Trust, Series 2021-RTL2-A1	2.09%	(a)(l)	06/25/2026	92,230,221
75,000,000	Loan Revolving Advance Investment Trust, Series 2021-1-A1X (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.75%	(a)	12/31/2022	75,568,050
14,538,578	Long Beach Mortgage Loan Trust, Series 2006-2-2A4 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	0.67%		03/25/2046	7,182,183
51,314,480	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.45%		05/25/2046	23,429,986
5,230,917	Long Beach Mortgage Loan Trust, Series 2006-3-2A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.63%		05/25/2046	2,444,026
17,200,818	Long Beach Mortgage Loan Trust, Series 2006-5-2A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.57%		06/25/2036	11,216,906
31,359,628	Long Beach Mortgage Loan Trust, Series 2006-6-1A (1 Month LIBOR USD + 0.29%, 0.29% Floor)	0.38%		07/25/2036	25,581,569
3,838,744	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.50% Cap)	0.61%		11/25/2035	3,787,265
3,217,977	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	2.77%	(c)	03/25/2035	3,170,600
884,593	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	2.66%	(c)	07/25/2035	854,206
6,197,000	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	2.83%	(c)	11/25/2036	4,595,905
6,651,000	MASTR Alternative Loans Trust, Series 2004-9-M2	6.26%	(k)	08/25/2034	6,598,319
1,188,505	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,220,870
117,155	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	118,609
7,509,700	MASTR Alternative Loans Trust, Series 2005-5-3A1	5.75%		08/25/2035	5,256,240
1,969,932	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	1,770,446
1,500,541	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	1,219,793
1,856,570	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	1,858,609
4,116,336	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	2,031,877
3,260,074	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 4.13% Floor)	4.21%		12/25/2032	3,293,325
8,068,981	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.43%		06/25/2036	7,903,572
15,339,602	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.30%		05/25/2037	15,129,232
14,538,222	MASTR Asset Backed Securities Trust, Series 2007-WMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.23%		01/25/2037	5,814,476
2,149,451	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	1,897,563
1,390,820	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	1,177,355
2,767,656	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	1,656,845
16,151,982	MASTR Resecuritization Trust, Series 2008-1-A1	6.00%	(a)(b)(c)	09/27/2037	14,220,220
9,003,659	MASTR Resecuritization Trust, Series 2008-4-A1	6.00%	(a)(c)	06/27/2036	8,228,486
1,589,179	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	1,685,534
596,762	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	0.49%		10/25/2032	564,421
23,839,895	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2A (1 Month LIBOR USD + 0.11%, 0.11% Floor)	0.20%		04/25/2037	12,629,222
12,225,552	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2B (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.30%		04/25/2037	6,592,304
16,944,760	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		04/25/2037	9,264,979
14,030,768	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	0.41%		03/25/2037	3,732,484
14,030,768	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	6.59%	(d)(g)	03/25/2037	3,890,813
31,980,690	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5-1A1	2.14%	(c)	10/25/2047	14,048,752
2,647,033	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1-1A2 (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.84%		10/25/2037	2,593,099
20,958,666	Merrill Lynch Mortgage Investors Trust, Series 2005-AR1-M2 (1 Month LIBOR USD + 1.01%, 1.01% Floor)	1.09%		06/25/2036	20,198,078
838,608	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	2.17%	(c)	10/25/2036	854,878
932,053	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	639,914
26,776,568	Merrill Lynch Mortgage Investors Trust, Series 2006-FM1-A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		04/25/2037	19,956,099
11,276,554	Merrill Lynch Mortgage Investors Trust, Series 2006-HE3-A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		06/25/2037	4,475,514
8,091,286	Merrill Lynch Mortgage Investors Trust, Series 2006-HE4-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.29%		07/25/2037	2,693,440
93,885,585	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		02/25/2037	60,950,240
9,896,009	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A1 (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.16%		04/25/2047	5,586,546
8,442,801	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%		04/25/2047	4,821,480
3,536,346	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A4 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.36%		04/25/2047	2,033,450
63,407,958	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.34%		03/25/2037	57,719,605
40,448,541	MFA LLC, Series 2021-NPL1-A1	2.36%	(a)(l)	03/25/2060	40,501,261
18,825,837	Morgan Stanley Capital Trust, Series 2006-HE7-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.25%		09/25/2036	10,923,624
24,981,279	Morgan Stanley Capital Trust, Series 2006-HE7-A2D (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.32%		09/25/2036	14,698,714
13,095,792	Morgan Stanley Capital Trust, Series 2006-NC2-M1 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.63%		02/25/2036	13,813,192
6,464,104	Morgan Stanley Capital Trust, Series 2007-HE4-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.22%	(a)	02/25/2037	3,423,677
28,454,037	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.31%		12/25/2036	18,114,626
5,597,692	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2-AFPT (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.16%		11/25/2036	2,529,344
761,260	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	0.79%		12/25/2035	556,224
1,907,308	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	1,628,437
2,429,396	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.32%	(c)	12/25/2035	2,431,413
4,824,870	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.73%	(k)	08/25/2036	1,484,314
7,246,681	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	4,603,609
7,219,410	Morgan Stanley Mortgage Loan Trust, Series 2006-16AX-2A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.43%		11/25/2036	2,843,938
5,660,738	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65%	(k)	10/25/2046	2,398,279
1,912,943	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58%	(k)	10/25/2046	715,455
2,470,766	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	2,441,212
17,905,302	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.10%	(c)	06/25/2036	14,516,197
1,868,374	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	1,402,465
1,891,405	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	1,419,753
2,996,264	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	2,303,703
4,962,094	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	2.30%	(c)	10/25/2037	3,824,692
3,132,397	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92%	(k)	09/25/2046	1,153,250
2,128,016	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08%	(k)	09/25/2046	923,159
437,929	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62%	(k)	01/25/2047	434,407
5,796,904	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86%	(k)	01/25/2047	3,045,640
3,390,642	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96%	(k)	01/25/2047	1,781,126
5,451,217	Morgan Stanley Re-Remic Trust, Series 2010-R5-4B	1.76%	(a)(k)	06/26/2036	5,060,059
8,613,212	Morgan Stanley Re-Remic Trust, Series 2010-R5-5B	0.99%	(a)(k)	01/26/2037	8,003,008
10,603,795	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00%	(a)(c)	11/26/2036	10,591,228
1,208,187	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94%	(a)(c)	02/26/2037	1,245,391
9,193,351	Morgan Stanley Re-Remic Trust, Series 2012-R4-1B	0.23%	(a)(f)	08/26/2036	8,485,952
8,628,635	Morgan Stanley Re-Remic Trust, Series 2013-R2-1B	2.67%	(a)(b)(c)	10/26/2036	7,795,408
4,981,191	Morgan Stanley Resecuritization Trust, Series 2014-R7-B1	3.70%	(a)(c)	01/26/2051	5,167,125
4,610,963	Morgan Stanley Resecuritization Trust, Series 2014-R7-B2	3.70%	(a)(c)(h)	01/26/2051	4,766,009
33,167,487	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69%	(a)(c)	10/25/2060	33,570,273
10,794,933	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17%	(c)	07/25/2036	3,981,262
13,162,892	New Century Alternative Mortgage Loan Trust, Series 2006-ALT2-AF5	4.95%	(k)	10/25/2036	4,355,226
17,829,000	New Century Home Equity Loan Trust, Series 2005-4-M5 (1 Month LIBOR USD + 1.02%, 1.02% Floor, 12.50% Cap)	1.11%		09/25/2035	17,828,886
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor, 12.50% Cap)	0.37%		05/25/2036	11,064,149
24,167,538	New Residential Mortgage Loan Trust, Series 2018-FNT1-A	3.61%	(a)	05/25/2023	24,234,700
9,433,521	New Residential Mortgage Loan Trust, Series 2018-FNT2-A	3.79%	(a)	07/25/2054	9,439,159
62,504,400	New Residential Mortgage Loan Trust, Series 2020-RPL1-M1	3.25%	(a)(c)	11/25/2059	65,943,205
16,345,550	New Residential Mortgage Loan Trust, Series 2020-RPL1-M2	3.50%	(a)(c)	11/25/2059	17,390,696
324,188	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.66% Floor, 10.50% Cap)	0.66%		08/25/2035	320,698
63,137	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	5.36%	(k)	02/25/2035	65,048
13,754,842	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16%	(c)	05/25/2036	4,420,798
2,795,230	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41%	(c)	05/25/2036	897,823
15,526,845	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	(c)	01/25/2036	6,616,041
2,624,364	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65%	(c)	01/25/2036	1,117,956
1,268,103	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76%	(c)	06/25/2036	493,212
15,782,526	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	(k)	10/25/2036	5,731,716
2,776,614	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	(k)	02/25/2037	1,077,531
13,839,287	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99%	(k)	02/25/2037	5,371,399
2,942,404	Nomura Resecuritization Trust, Series 2014-1R-6A7	7.33%	(a)(c)	08/26/2036	2,923,703
5,532,525	Nomura Resecuritization Trust, Series 2014-2R-4A9	4.61%	(a)(k)	07/26/2036	5,402,040
13,278,256	NovaStar Mortgage Funding Trust, Series 2005-3-M4 (1 Month LIBOR USD + 0.89%, 0.89% Floor, 11.00% Cap)	0.97%		01/25/2036	13,267,383
8,306,650	NovaStar Mortgage Funding Trust, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		10/25/2036	6,870,363
15,972,678	NRPL Trust, Series 2018-2A-A1	4.25%	(a)(l)	07/25/2067	15,965,591
24,333,000	NRPL Trust, Series 2018-2A-A2	3.05%	(a)(l)	07/25/2067	24,464,982
84,756,438	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84%	(a)	12/25/2025	85,774,905
75,278,591	NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1-A	3.10%	(a)	07/25/2026	75,675,791
9,694,000	OBX Trust, Series 2021-NQM3-M1	2.33%	(a)(c)	07/25/2061	9,662,370
973,983	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.06%		11/25/2034	958,279
6,709,307	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		01/25/2037	4,827,273
67,419,599	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%		07/25/2037	63,779,790
84,689,035	OSAT Trust, Series 2020-RPL1-A1	3.07%	(a)(l)	12/26/2059	85,079,282
10,080,000	People’s Choice Home Loan Securities Trust, Series 2005-1-M5 (1 Month LIBOR USD + 1.50%, 1.50% Floor, 15.00% Cap)	1.59%		01/25/2035	8,908,241
4,091,112	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.10% Cap)	0.41%		02/25/2037	3,273,367
8,958,487	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	8,806,525
4,180,176	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	4,109,268
336,538	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	341,103
58,888,833	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.84%	(a)	05/27/2023	58,358,851
5,652,173	PMT Credit Risk Transfer Trust, Series 2019-1R-A (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.09%	(a)	03/27/2024	5,659,806
17,724,047	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.79%	(a)	10/27/2022	17,838,761
51,190,477	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.44%	(a)	02/27/2023	51,412,163
114,347,897	PMT Credit Risk Transfer Trust, Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.00%	(a)	02/27/2024	116,885,665
67,663,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.09%	(a)	03/25/2026	67,779,989
2,500,000	PNMAC GMSR Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.44%	(a)	04/25/2023	2,505,773
1,200,000	PNMAC GMSR Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.94%	(a)	02/25/2023	1,203,979
155,784,933	PR Mortgage Loan Trust, Series 2014-1-APT	5.90%	(a)(c)	10/25/2049	155,428,310
70,462,904	Pretium Mortgage Credit Partners LLC, Series 2020-NPL3-A1	3.10%	(a)(l)	06/27/2060	70,557,042
5,000,000	Pretium Mortgage Credit Partners LLC, Series 2020-NPL3-A2	6.41%	(a)(l)	06/27/2060	5,018,467
82,893,473	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24%	(a)(l)	09/27/2060	82,993,244
30,625,000	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74%	(a)(l)	07/25/2051	30,833,281
6,806,707	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50%	(a)	05/25/2035	6,600,475
3,519,317	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00%	(a)	05/25/2035	3,395,251
29,000,000	Progress Residential Trust, Series 2021-SFR2-E1	2.55%	(a)	04/19/2038	28,986,837
20,000,000	Progress Residential Trust, Series 2021-SFR2-E2	2.65%	(a)	04/19/2038	20,084,240
62,271,000	Progress Residential Trust, Series 2021-SFR2-F	3.40%	(a)	04/19/2038	62,867,892
7,000,000	Progress Residential Trust, Series 2021-SFR5-E1	2.21%	(a)	07/17/2038	6,947,934
25,000,000	Progress Residential Trust, Series 2021-SFR8-E1	2.38%	(a)	10/17/2038	24,832,185
23,900,000	Progress Residential Trust, Series 2021-SFR8-E2	2.53%	(a)	10/17/2038	23,731,837
19,900,000	Progress Residential Trust, Series 2021-SFR8-F	3.18%	(a)	10/17/2038	19,782,560
87,798,794	PRPM LLC, Series 2019-GS1-A1	3.50%	(a)(c)	10/25/2024	88,107,371
21,772,029	PRPM LLC, Series 2020-2-A1	3.67%	(a)(l)	08/25/2025	21,933,355
124,196,599	PRPM LLC, Series 2020-3-A1	2.86%	(a)(l)	09/25/2025	124,569,338
5,500,000	PRPM LLC, Series 2020-4-A2	3.44%	(a)(l)	10/25/2025	5,542,348
76,673,175	PRPM LLC, Series 2020-5-A1	3.10%	(a)(l)	11/25/2025	77,208,706
123,452,755	PRPM LLC, Series 2021-2-A1	2.12%	(a)(c)	03/25/2026	123,759,683
7,100,000	PRPM LLC, Series 2021-2-A2	3.77%	(a)(c)	03/25/2026	7,108,300
73,490,784	PRPM LLC, Series 2021-6-A1	1.79%	(a)(l)	07/25/2026	73,564,915
59,312,062	PRPM LLC, Series 2021-7-A1	1.87%	(a)(l)	08/25/2026	59,716,095
25,297,840	RALI Trust, Series 2007-QA5-1A1	5.09%	(c)	09/25/2037	21,860,810
12,895,010	RALI Trust, Series 2007-QH7-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		08/25/2037	12,325,307
30,788,494	RALI Trust, Series 2007-QS10-A1	6.50%		09/25/2037	30,338,250
16,146,229	RAMP Series Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	0.69%		05/25/2036	15,608,453
4,143,693	RAMP Series Trust, Series 2006-RS6-A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.63%		11/25/2036	3,946,162
3,860,296	RASC Trust, Series 2005-KS4-M5 (1 Month LIBOR USD + 1.20%, 1.80% Floor)	1.89%		05/25/2035	3,886,621
15,904,488	RBSGC Structured Trust, Series 2008-B-A1	6.00%	(a)	06/25/2037	15,875,168
18,232,566	RBSSP Resecuritization Trust , Series 2009-12-20A2	2.52%	(a)(c)	12/25/2035	17,084,618
3,994,310	RBSSP Resecuritization Trust, Series 2009-12-17A2	2.10%	(a)(c)	10/25/2035	3,992,727
3,572,734	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00%	(a)	07/26/2037	2,500,633
64,544,965	Redwood Funding Trust, Series 2019-1-PT	4.21%	(a)(l)	09/27/2024	65,297,236
3,298,195	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75%	(k)	05/25/2036	2,259,183
2,108,001	Renaissance Home Equity Loan Trust, Series 2006-2-AF5	6.25%	(k)	08/25/2036	1,346,268
17,611,734	Renaissance Home Equity Loan Trust, Series 2006-3-AF3	5.59%	(k)	11/25/2036	9,091,364
18,285,085	Renaissance Home Equity Loan Trust, Series 2006-3-AF4	5.81%	(k)	11/25/2036	9,795,318
2,972,180	Renaissance Home Equity Loan Trust, Series 2006-3-AF5	6.12%	(k)	11/25/2036	1,671,305
10,340,045	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47%	(k)	01/25/2037	5,300,198
20,361,654	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69%	(k)	01/25/2037	10,837,291
8,192,822	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74%	(k)	04/25/2037	3,619,000
5,779,950	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35%	(k)	04/25/2037	2,397,090
3,486,895	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51%	(k)	04/25/2037	1,478,372
5,072,268	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61%	(k)	04/25/2037	2,189,635
2,781,357	Renaissance Home Equity Loan Trust, Series 2007-1-AF4	5.76%	(k)	04/25/2037	1,232,691
8,232,817	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91%	(k)	04/25/2037	3,743,136
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68%	(k)	06/25/2037	7,246,768
22,755,581	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20%	(k)	06/25/2037	10,319,849
18,976,650	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	3.70%	(c)	10/25/2035	15,763,330
9,831,445	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	3.95%	(c)	12/25/2035	9,287,206
7,086,591	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	3.39%	(c)	03/25/2035	3,355,413
259,446	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	50.20%	(g)	08/25/2035	478,138
983,347	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	948,811
2,055,929	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	0.79%		09/25/2035	1,768,469
8,429,309	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	4.96%	(d)(g)	09/25/2035	1,051,145
5,394,956	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	2,842,422
1,622,393	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	1,643,350
1,939,560	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	1,929,990
1,978,534	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.79%		11/25/2035	1,661,733
1,978,192	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	4.71%	(d)(g)	11/25/2035	237,904
1,095,963	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	1,109,740
759,446	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	768,993
3,176,332	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	3,216,262
2,257,637	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	0.94%		12/25/2035	1,876,649
2,257,637	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	5.06%	(d)(g)	12/25/2035	295,479
1,816,564	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	1,839,401
827,878	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	807,677
852,537	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	845,460
5,744,267	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	5,665,689
1,287,336	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	844,346
2,265,355	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	2,199,085
3,702,460	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	3,609,145
1,659,951	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	1,660,996
678,818	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	654,315
2,413,769	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	2,327,352
704,606	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	679,172
761,410	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	733,925
301,304	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	290,428
1,351,155	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	1,318,238
7,506,434	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	7,323,559
852,129	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	42.20%	(g)	01/25/2036	1,466,910
5,717,224	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	5,679,104
1,327,287	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-8 x 1 Month LIBOR USD + 5143.00%, 1.10% Floor, 8.00% Cap)	8.00%	(g)	04/25/2036	1,259,170
3,455,284	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	3,308,152
10,298,047	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	9,859,537
1,668,600	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	1,602,735
2,420,776	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	2,325,220
4,712,843	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	4,634,081
8,172,759	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.46%	(d)(g)	08/25/2036	1,158,963
3,069,625	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.21%	(d)(g)	07/25/2036	475,228
26,179,382	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.32%		06/25/2037	12,581,549
3,037,260	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	2,968,890
10,268,820	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.36%	(d)(g)	01/25/2037	1,708,981
1,033,666	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,009,812
2,455,940	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	2,355,808
3,639,494	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	3,485,762
17,031,919	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	16,998,327
2,715,846	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	2,661,575
4,736,827	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	4,566,850
1,844,324	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	1,789,939
760,859	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	0.38%		03/25/2037	586,872
2,526,987	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.62%	(d)(g)	03/25/2037	465,363
2,009,913	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	1,937,362
646,246	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	54.28%	(g)	04/25/2037	1,129,801
2,878,039	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	2,774,149
4,586,704	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	4,513,949
316,789	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	55.12%	(g)	04/25/2037	561,807
5,717,409	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	3,284,127
17,085,385	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	16,905,405
2,032,006	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	2.86%	(c)	07/25/2034	2,035,902
692,677	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41%	(k)	01/25/2035	703,226
13,956,220	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.60% Floor, 14.00% Cap)	0.69%		03/25/2036	13,870,929
16,294,825	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	0.28%		01/25/2037	15,588,599
4,950,603	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	3,649,685
1,627,895	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.91%	(d)(g)	11/25/2035	331,722
1,723,342	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	0.64%		11/25/2035	895,940
2,156,383	Residential Asset Securitization Trust, Series 2005-A15-1A7	6.00%		02/25/2036	2,242,702
7,495,653	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	4,534,125
7,727,516	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	4,171,393
3,485,104	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	3,107,502
3,512,838	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.91%	(d)(g)	07/25/2035	513,792
4,614,045	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	2,505,651
695,206	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	469,869
7,156,741	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	3,950,353
7,311,704	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	3,893,866
11,344,190	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	7,683,730
14,242,856	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		12/25/2036	2,296,538
31,431,847	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.46%	(d)(g)	12/25/2036	10,043,698
5,581,371	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	3,448,982
3,868,711	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	2,388,027
2,504,983	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	2,146,049
4,823,651	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	28.06%	(b)(g)	01/25/2046	6,132,360
21,822,458	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	17,409,293
792,100	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	45.72%	(g)	04/25/2037	1,774,182
22,924,434	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.01%	(d)(g)	05/25/2037	3,460,663
5,896,071	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.49%		05/25/2037	493,680
4,551,769	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	3,638,635
1,994,808	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	1,594,628
8,680,781	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	7,071,703
7,941,637	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	4,557,443
34,932,419	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	20,046,563
15,477,818	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	8,882,209
5,025,973	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	4,936,740
1,642,115	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	1,633,358
112,426	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	111,827
3,086,198	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	3,023,508
3,343,831	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	3,305,914
1,854,708	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	1,758,171
2,089,533	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	1,980,773
3,900,919	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	3,697,877
609,584	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	577,855
1,960,000	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	1,754,789
2,032,226	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	1,979,321
1,138,106	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	1,112,539
13,419,113	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	13,367,953
3,888,912	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	3,896,055
1,665,764	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	1,699,413
10,123,715	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	9,779,552
5,486,277	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	4,913,388
305,894	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.31%	(c)	02/25/2037	246,856
3,978,765	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	3.29%	(c)	04/25/2037	3,664,175
6,300,000	Residential Mortgage Loan Trust, Series 2020-2-M1	3.57%	(a)(c)	05/25/2060	6,468,521
5,082,004	RMAT LLC, Series 2015-PR2-A1	9.85%	(a)(l)	11/25/2035	5,090,371
38,364,751	RSFR, Series 2020-1-PT	4.21%	(a)(l)	02/17/2025	37,698,010
95,011,057	RSFR, Series 2021-1-PT	4.75%	(a)(l)	06/19/2026	95,554,995
4,014,262	Securitized Asset Backed Receivables LLC Trust, Series 2006-NC3-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		09/25/2036	1,947,614
230,137,763	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.91%	(a)(c)	02/25/2054	196,927,503
39,252,185	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	2.32%	(a)(c)	12/26/2059	35,928,172
40,962,490	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	2.85%	(a)(c)	10/25/2044	38,777,432
112,669	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 11.50% Cap)	0.79%		07/20/2033	113,748
7,214,696	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.43%		02/25/2036	7,149,918
2,676,019	SG Mortgage Securities Trust, Series 2006-FRE1-A2C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.63%		02/25/2036	1,806,968
11,086,986	Soundview Home Loan Trust, Series 2007-NS1-M1 (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.44%		01/25/2037	12,190,261
4,025,696	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.24%		06/25/2037	3,429,195
7,435,011	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.26%		08/25/2037	7,039,543
22,601,801	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.09%		09/25/2037	18,258,634
44,809,290	Soundview Home Loan Trust, Series 2007-WM1W-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		02/25/2037	40,534,802
4,437,913	Specialty Underwriting & Residential Finance Trust, Series 2006-BC2-A2B	3.42%	(k)	02/25/2037	2,306,578
16,021,611	Specialty Underwriting & Residential Finance Trust, Series 2007-AB1-A2C (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.34%		03/25/2037	11,812,314
9,826,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1-M1	3.22%	(a)(c)	01/28/2050	9,834,148
7,328,770	Stanwich Mortgage Loan Company, Series 2019-NPB1-A1	3.38%	(a)(l)	08/15/2024	7,354,085
45,722,211	Stanwich Mortgage Loan Company, Series 2019-RPL1-A	3.72%	(a)(l)	02/15/2049	46,177,019
6,329,000	STAR Trust, Series 2021-1-B2	4.52%	(a)(c)	05/25/2065	6,458,461
4,715,361	STARM Mortgage Loan Trust, Series 2007-2-1A1	2.49%	(c)	04/25/2037	2,802,646
1,708,168	STARM Mortgage Loan Trust, Series 2007-3-1A1	2.67%	(c)	06/25/2037	1,369,031
5,000,000	Starwood Mortgage Residential Trust, Series 2021-2-B1	2.75%	(a)(c)	05/25/2065	4,997,286
7,110,000	Starwood Mortgage Residential Trust, Series 2021-2-B2	3.00%	(a)(c)	05/25/2065	7,068,051
38,500,000	Structured Adjustable Rate Mortgage Loan Trust, Series BA-4108-HT	2.50%		09/21/2051	40,184,375
17,359,711	Structured Adjustable Rate Mortgage Loan Trust, Series BA-4122-KT	2.50%		09/21/2051	18,178,872
786,951	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	3.02%	(c)	09/25/2034	805,048
2,124,633	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.10%	(c)	12/25/2035	2,047,643
2,676,168	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	3.64%	(c)	01/25/2037	2,429,649
9,049,184	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	2.92%	(c)	02/25/2036	7,029,565
2,855,569	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8-4A4	3.36%	(c)	09/25/2036	2,659,179
9,354,470	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		08/25/2037	9,454,445
85,985,677	Structured Asset Investment Loan Trust, Series 2006-3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.25%		06/25/2036	66,296,178
9,693,358	Structured Asset Investment Loan Trust, Series 2006-4-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.26%		07/25/2036	7,029,548
20,800,000	Structured Asset Investment Loan Trust, Series 2006-4-A5 (1 Month LIBOR USD + 0.31%, 0.31% Floor)	0.40%		07/25/2036	9,044,316
10,742,427	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	0.49%		05/25/2036	10,568,829
82,122,438	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		12/25/2036	60,082,665
20,127,500	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-BC4-M1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		11/25/2037	18,960,679
14,018,000	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-MN1A-A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%	(a)	01/25/2037	11,048,763
1,076,806	Structured Asset Securities Corporation, Series 2003-24A-1A3	2.48%	(c)	07/25/2033	1,134,497
9,754,622	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	7,502,160
21,715,859	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.43%		12/25/2036	21,508,030
64,805,034	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(a)(b)(d)(g)	03/28/2045	8,844,403
18,368,800	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%	(a)	03/25/2037	15,200,671
311,056	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	307,515
559,212	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	414,857
11,929,279	Terwin Mortgage Trust, Series 2006-7-2A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.63%	(a)	08/25/2037	6,869,628
192,679	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 11.50% Cap)	1.09%		12/25/2033	195,986
3,333,635	Thornburg Mortgage Securities Trust, Series 2004-4-5A	1.96%	(c)	12/25/2044	3,245,677
6,102,021	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	1.53%		03/25/2037	6,132,331
1,994,655	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	1.53%		03/25/2037	1,925,308
25,679,027	Toorak Mortgage Corporation Ltd., Series 2019-1-A1	4.54%	(a)(l)	03/25/2022	25,796,282
70,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72%	(l)	09/25/2022	70,435,792
4,100,000	Toorak Mortgage Corporation Ltd., Series 2020-1-A2	3.23%	(a)(l)	03/25/2023	4,105,555
30,000,000	Toorak Mortgage Corporation Ltd., Series 2021-1-A1	2.24%	(a)(l)	06/25/2024	30,045,384
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-E	3.40%	(a)	03/17/2038	5,095,115
8,900,000	Tricon American Homes Trust, Series 2020-SFR1-D	2.55%	(a)	07/17/2038	8,996,925
1,600,000	Tricon American Homes Trust, Series 2020-SFR1-E	3.54%	(a)	07/17/2038	1,656,578
20,800,000	TVC Mortgage Trust, Series 2020-RTL1-A1	3.47%	(a)	09/25/2024	20,957,240
20,000,000	VCAT Asset Securitization LLC, Series 2021-NPL6-A1	1.92%	(a)(l)	09/25/2051	20,148,820
7,198,524	VCAT LLC, Series 2021-NPL3-A1	1.74%	(a)(l)	05/25/2051	7,206,963
34,756,985	VCAT LLC, Series 2021-NPL4-A1	1.87%	(a)(l)	08/25/2051	34,995,488
47,957,012	VCAT LLC, Series 2021-NPL5-A1	1.87%	(a)(l)	08/25/2061	47,975,936
15,002,712	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07%	(a)(c)	11/25/2047	15,393,102
18,426,297	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	(a)(c)	10/26/2048	19,103,633
47,568,150	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76%	(a)(c)	03/25/2049	49,160,195
4,381,266	Velocity Commercial Capital Loan Trust, Series 2019-1-M4	4.61%	(a)(c)	03/25/2049	4,455,040
16,664,473	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13%	(a)(c)	07/25/2049	17,092,914
6,158,386	Velocity Commercial Capital Loan Trust, Series 2019-2-M1	3.26%	(a)(c)	07/25/2049	6,296,902
3,231,611	Velocity Commercial Capital Loan Trust, Series 2020-1-M4	3.54%	(a)(c)	02/25/2050	3,204,303
6,100,000	Verus Securitization Trust, Series 2021-3-M1	2.40%	(a)(c)	06/25/2066	6,100,852
4,588,000	Verus Securitization Trust, Series 2021-4-B1	3.05%	(a)(c)	07/25/2066	4,573,880
2,300,000	Verus Securitization Trust, Series 2021-4-B2	3.81%	(a)(c)	07/25/2066	2,293,061
2,500,000	Verus Securitization Trust, Series 2021-4-M1	2.20%	(a)(c)	07/25/2066	2,492,115
6,651,000	Verus Securitization Trust, Series 2021-5-B1	3.04%	(a)(c)	09/25/2066	6,624,316
9,255,000	Verus Securitization Trust, Series 2021-5-M1	2.33%	(a)(c)	09/25/2066	9,216,915
24,739,128	VOLT LLC, Series 2021-CF1-A1	1.99%	(a)(l)	08/25/2051	24,913,217
27,841,056	VOLT LLC, Series 2021-NPL1-A1	1.89%	(a)(l)	02/27/2051	27,869,487
78,103,190	VOLT LLC, Series 2021-NPL3-A1	2.24%	(a)(l)	02/27/2051	78,253,046
11,245,693	VOLT LLC, Series 2021-NPL5-A1	2.12%	(a)(l)	03/27/2051	11,263,647
34,359,125	VOLT LLC, Series 2021-NPL6-A1	2.24%	(a)(l)	04/25/2051	34,398,425
7,449,725	Voyager Trust, Series 2009-1-SAC3	35.65%	(a)(c)	02/25/2038	5,740,209
8,896,433	WaMu Asset-Backed Certificates Trust, Series 2007-HE1-2A2 (1 Month LIBOR USD + 0.11%, 0.11% Floor)	0.20%		01/25/2037	5,518,648
20,735,580	WaMu Asset-Backed Certificates Trust, Series 2007-HE2-2A2 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.31%		02/25/2037	8,679,541
16,712,818	WaMu Asset-Backed Certificates Trust, Series 2007-HE4-1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.26%		07/25/2047	14,161,586
4,791,853	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR5-A12B (12 Month US Treasury Average + 0.98%, 0.98% Floor)	1.07%		06/25/2046	4,718,046
4,711,483	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	4,710,113
1,316,387	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	1,313,803
529,783	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	49.65%	(g)	07/25/2035	1,079,652
1,715,566	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	0.69%		07/25/2035	1,536,866
406,909	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	402,614
5,666,294	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	1.54%		08/25/2035	5,306,566
515,118	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	49.10%	(g)	08/25/2035	966,395
2,613,508	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	2,512,548
6,099,078	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	6,165,647
5,265,966	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	5,407,754
1,474,494	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50%	(d)	11/25/2035	270,078
5,337,433	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-2CB1	7.00%		02/25/2036	5,131,792
2,197,422	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	2,124,058
1,112,458	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	1,073,622
944,951	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	912,997
2,563,019	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	2,552,214
1,489,608	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	1,367,427
3,010,363	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	2,621,126
5,468,087	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	4,761,068
14,137,822	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A3	6.22%		07/25/2036	4,786,166
5,891,575	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45%		07/25/2036	1,993,427
8,645,390	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A4	4.17%	(k)	10/25/2036	4,327,234
3,055,188	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.34%	(k)	10/25/2036	1,321,387
7,779,856	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	2.86%	(c)	09/25/2036	7,821,339
4,536,583	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-A1 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	0.29%		12/25/2036	2,932,093
8,026,224	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	0.93%		11/25/2046	7,603,010
6,700,976	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	1.04%		06/25/2046	5,627,084
5,875,918	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	1.08%		06/25/2046	5,217,698
626,305	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	2.77%	(c)	08/25/2036	604,174
1,518,476	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-HE2-A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.57%		05/25/2036	1,365,463
8,849,254	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	8,772,485
3,212,056	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	3,223,032
4,419,607	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	4,434,432
3,333,707	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	3,392,764
218,113	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	38.96%	(g)	06/25/2037	415,167
5,452,816	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	5,637,817
6,954,649	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	2.82%	(c)	03/25/2037	6,919,887
9,090,203	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	2.63%	(c)	05/25/2037	8,996,338
6,962,561	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.21%		01/25/2047	7,057,239
732,625	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	739,700
3,216,796	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	3,247,861
2,773,582	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	2,800,366
4,545,762	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	4,589,660
18,383,173	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	18,384,571
2,890,883	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	0.44%		06/25/2037	2,542,470
4,258,719	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.56%	(d)(g)	06/25/2037	573,248
331,395	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	336,265
5,698,138	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	5,789,886
2,263,907	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	2,300,359
4,890,124	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	4,914,948
34,627,534	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	34,441,695
6,170,025	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	2.71%	(c)	12/28/2037	6,112,606
2,165,746	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	2.24%	(c)	09/25/2036	2,111,116
1,138,370	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	2.51%	(c)	09/25/2036	1,130,473
1,268,736	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	2.80%	(c)	04/25/2036	1,248,368
1,769,286	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	1,783,684
123,050	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	123,176
3,984,301	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	4,016,724
1,079,143	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	1,087,922
366,999	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.59%		06/25/2037	323,994
1,002,635	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	1,010,794
424,462	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.59%		06/25/2037	374,724
191,482	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	38.48%	(g)	06/25/2037	292,034
17,619,563	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	2.83%	(c)	12/28/2037	17,334,274
35,750,000	ZH Trust, Series 2021-2-A	2.35%	(a)	10/17/2027	36,008,079
18,000,000	ZH Trust, Series 2021-2-B	3.51%	(a)	10/17/2027	18,133,992

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,527,923,200)					13,160,144,615

US Government and Agency Mortgage Backed Obligations - 41.2%
2,827,206	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	3,144,449
22,058,049	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	23,649,526
11,560,982	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	12,395,166
11,577,113	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	12,313,377
5,831,768	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	6,202,587
23,754,589	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	25,468,971
28,682,417	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	30,635,851
8,375,599	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	8,946,047
4,177,762	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	4,443,395
10,154,735	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	10,857,493
11,403,785	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	12,180,405
9,854,041	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	11,256,717
1,951,849	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	2,233,122
7,754,127	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	8,553,244
16,718,422	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	18,446,241
17,348,121	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	19,105,752
34,091,507	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	36,406,795
10,980,631	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	11,725,810
20,088,538	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	21,262,581
23,989,709	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	25,460,614
31,001,581	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	32,790,094
59,515,957	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	62,991,660
29,799,696	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	31,520,345
84,564,913	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	89,511,562
25,321,706	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	26,803,858
136,498,625	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	144,482,569
26,098,102	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	27,649,257
14,949,489	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	15,823,329
17,197,703	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	18,200,630
200,997,270	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	212,728,508
83,098,046	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	87,886,420
35,245,805	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	37,305,859
78,027,252	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	82,524,128
24,939,718	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	26,377,367
28,812,225	Federal Home Loan Mortgage Corporation, Pool G08715	3.00%		08/01/2046	30,458,829
1,697,707	Federal Home Loan Mortgage Corporation, Pool G08800	3.50%		02/01/2048	1,803,672
18,096,112	Federal Home Loan Mortgage Corporation, Pool G16072	3.00%		02/01/2032	19,318,754
32,948,114	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	35,887,786
88,815,061	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	96,330,860
15,398,455	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	16,126,717
29,540,738	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	31,560,218
30,569,201	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	32,657,462
51,468,327	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	54,968,941
3,431,908	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	3,821,455
3,959,548	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	4,376,464
3,195,163	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	3,557,452
3,304,407	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	3,679,180
15,273,898	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	16,480,000
6,014,034	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	6,495,353
15,314,935	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	16,486,505
14,445,826	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	15,688,091
35,513,065	Federal Home Loan Mortgage Corporation, Pool Q44073	3.00%		09/01/2046	37,526,131
16,693,467	Federal Home Loan Mortgage Corporation, Pool QU7965	2.00%		09/01/2051	16,709,287
15,027,490	Federal Home Loan Mortgage Corporation, Pool QU7970	2.00%		09/01/2051	15,041,731
12,585,562	Federal Home Loan Mortgage Corporation, Pool RA2854	2.50%		06/01/2050	13,173,489
89,016,898	Federal Home Loan Mortgage Corporation, Pool RA3055	2.50%		07/01/2050	93,240,982
66,079,044	Federal Home Loan Mortgage Corporation, Pool RA3515	2.50%		09/01/2050	68,569,889
27,460,899	Federal Home Loan Mortgage Corporation, Pool RA4218	2.50%		12/01/2050	28,485,225
19,195,451	Federal Home Loan Mortgage Corporation, Pool RA4968	2.50%		04/01/2046	19,949,794
83,728,884	Federal Home Loan Mortgage Corporation, Pool RA5267	3.00%		05/01/2051	88,571,390
91,986,215	Federal Home Loan Mortgage Corporation, Pool RB5089	1.50%		12/01/2040	90,484,059
148,723,046	Federal Home Loan Mortgage Corporation, Pool RB5094	1.50%		01/01/2041	146,942,098
10,788,255	Federal Home Loan Mortgage Corporation, Pool RB5106	2.50%		03/01/2041	11,170,797
102,318,696	Federal Home Loan Mortgage Corporation, Pool RB5110	1.50%		05/01/2041	101,092,289
48,978,282	Federal Home Loan Mortgage Corporation, Pool RB5114	2.00%		06/01/2041	49,766,558
65,500,000	Federal Home Loan Mortgage Corporation, Pool RB5131	2.00%		10/01/2041	66,675,824
48,213,712	Federal Home Loan Mortgage Corporation, Pool RE6097	2.00%		05/01/2051	48,124,858
9,406,533	Federal Home Loan Mortgage Corporation, Pool SB0039	2.50%		04/01/2033	9,875,775
130,940,646	Federal Home Loan Mortgage Corporation, Pool SB8092	1.50%		03/01/2036	132,368,740
48,887,114	Federal Home Loan Mortgage Corporation, Pool SB8511	2.00%		05/01/2036	50,761,243
23,202,392	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	24,618,889
256,742,159	Federal Home Loan Mortgage Corporation, Pool SD7534	2.50%		02/01/2051	268,269,530
76,834,462	Federal Home Loan Mortgage Corporation, Pool SD8128	2.00%		02/01/2051	77,122,947
122,001,054	Federal Home Loan Mortgage Corporation, Pool SD8152	3.00%		06/01/2051	127,939,826
4,186,575	Federal Home Loan Mortgage Corporation, Pool SD8168	3.00%		09/01/2051	4,404,036
14,041,204	Federal Home Loan Mortgage Corporation, Pool SD8169	3.50%		09/01/2051	14,964,952
213,100,000	Federal Home Loan Mortgage Corporation, Pool SD8172	2.00%		10/01/2051	213,900,114
45,988,815	Federal Home Loan Mortgage Corporation, Pool SE9043	2.00%		09/01/2051	46,032,398
1,045,065	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	1,117,021
2,667,636	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	2,860,777
8,408,816	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	8,826,936
10,534,760	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	11,042,402
9,500,821	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	9,949,344
1,338,061	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	1,404,568
11,057,485	Federal Home Loan Mortgage Corporation, Pool T65492	3.00%		06/01/2048	11,401,905
590,686	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	648,961
14,821,847	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	15,804,888
252,386	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	275,089
1,798,153	Federal Home Loan Mortgage Corporation, Pool U99125	3.00%		01/01/2043	1,917,784
32,625,032	Federal Home Loan Mortgage Corporation, Pool U99193	3.50%		03/01/2044	35,302,058
69,299,142	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	74,204,567
20,520,390	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	21,995,479
17,492,008	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	18,853,414
8,722,952	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	9,531,341
108,116,460	Federal Home Loan Mortgage Corporation, Pool Z40117	3.00%		04/01/2045	114,808,943
9,703,896	Federal Home Loan Mortgage Corporation, Pool ZS4750	3.00%		01/01/2048	10,193,595
20,748,828	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	21,925,801
13,978,936	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	14,166,284
7,956,812	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	8,060,127
58,289,035	Federal Home Loan Mortgage Corporation, Series 2020-DNA2-M2 (1 Month LIBOR USD + 1.85%, 1.85% Floor)	1.94%	(a)	02/25/2050	58,809,347
2,642,260	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	2.05%	(a)	01/25/2051	2,663,791
1,250,000	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M2 (Secured Overnight Financing Rate 30 Day Average + 3.75%)	3.80%	(a)	01/25/2051	1,321,232
622,634	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	703,813
341,648	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	385,674
18,017,671	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	18,543,053
222,134	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	242,953
36,434,518	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	37,501,235
13,890,711	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	14,735,628
1,614,392	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	1,824,039
49,871,544	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	53,033,524
3,952,782	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	4,553,385
9,665,753	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	10,080,599
2,438,044	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	2,742,536
5,849,264	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	6,594,847
3,222,873	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	3,637,971
6,398,078	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	7,240,812
366,125	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.57%	(d)(g)	03/15/2035	22,072
2,491,490	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.42%	(d)(g)	07/15/2035	443,198
1,828,678	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.02%	(d)(g)	09/15/2035	245,594
568,199	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.65%	(d)(g)	10/15/2035	86,029
4,075,638	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	4,631,604
770,276	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	831,890
1,983,645	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	2,249,766
527,457	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	593,930
1,387,081	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	1,568,610
2,468,610	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.42%	(d)(g)	08/15/2036	426,531
2,912,092	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	3,306,496
4,614,230	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	5,239,167
2,938,570	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	6.35%	(d)(g)	01/15/2037	585,004
8,218,541	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	8,575,070
2,948,536	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	6.00%	(d)(g)	02/15/2037	452,467
762,348	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	875,955
2,075,307	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.57%	(d)(g)	06/15/2037	370,431
496,948	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	573,838
6,356,335	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.97%	(d)(g)	08/15/2037	1,068,392
243,908	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	281,927
614,982	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	697,305
831,954	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.10%	(d)(g)	02/15/2038	110,973
1,430,641	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.57%	(d)(g)	03/15/2038	181,948
234,926	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.57%	(d)(g)	03/15/2038	29,110
246,849	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.95%	(d)(g)	02/15/2037	40,744
368,332	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	5.98%	(d)(g)	06/15/2038	49,757
160,473	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	5.99%	(d)(g)	07/15/2038	21,055
2,341,251	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.77%	(d)(g)	08/15/2038	344,695
3,268,375	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.47%	(d)(g)	02/15/2038	489,705
1,036,853	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.33%	(d)	06/15/2038	1,100,980
78,497	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50%	(h)	05/15/2039	78,955
3,306,760	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.67%	(d)(g)	06/15/2039	637,824
373,312	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.07%	(d)(g)	06/15/2039	67,031
155,297	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.72%	(d)(g)	07/15/2039	21,462
56,178,627	Federal Home Loan Mortgage Corporation, Series 357-200	2.00%		09/15/2047	58,092,516
3,844,661	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	7.12%	(d)(g)	08/15/2035	712,497
965,612	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.92%	(d)(g)	10/15/2049	145,227
1,187,874	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	1,304,852
2,398,754	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.27%	(d)(g)	03/15/2032	354,164
3,400,629	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	3,898,617
4,900,760	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	5,619,497
4,521,727	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	5,143,723
10,923,256	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	12,543,802
646,999	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.37%	(d)(g)	05/15/2040	105,098
4,330,173	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.97%	(d)(g)	08/15/2032	581,312
1,443,334	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00%	(d)	12/15/2036	304,535
1,968,275	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.57%	(g)	08/15/2040	2,739,988
2,685,044	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	3,057,340
8,767,760	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.97%	(d)(g)	09/15/2040	1,595,911
671,162	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	9.83%	(g)	10/15/2040	758,708
6,688,646	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	9.83%	(g)	11/15/2040	7,296,063
17,541,408	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00%		12/15/2040	19,875,190
3,001,066	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	3,237,922
8,148,758	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	8,748,471
16,765,643	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	18,428,711
8,758,090	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	9,545,431
2,204,690	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	2,372,038
7,369,077	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	8,020,981
4,154,082	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.33%	(g)	01/15/2041	4,347,532
6,380,586	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	6,857,136
1,171,384	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	1,273,079
17,470,911	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50%		02/15/2041	19,354,363
2,024,816	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	2,195,383
23,537,019	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	26,981,176
8,841,447	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	9,453,224
7,430,389	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	7,981,031
2,447,861	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	2,744,522
1,805,529	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	6.39%	(d)(g)	06/15/2040	73,298
5,207,892	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	5,979,080
17,594,386	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	18,927,172
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	12.95%	(g)	02/15/2041	4,584,442
6,019,744	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	6,479,503
8,408,047	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00%	(h)	04/15/2041	9,772,647
15,553,420	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	17,729,944
5,433,270	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	6,005,070
24,559,530	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	28,329,669
7,570,708	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	8,138,467
4,741,225	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	5,032,510
1,901,001	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	1,996,007
10,596,345	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	11,126,020
25,260,276	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50%	(h)	06/15/2041	27,896,444
3,315,259	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.89%	(d)(g)	07/15/2041	510,733
14,199,372	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	15,303,753
24,634,707	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	27,948,356
3,353,094	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	3,791,535
4,440,214	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	4,699,219
17,625,260	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%		09/15/2041	19,464,135
939,146	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	1,001,740
5,494,084	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	5,967,086
2,092,382	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	14.45%	(g)	10/15/2041	3,091,775
15,090,697	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	16,505,518
3,376,135	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	3,520,371
64,823,686	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50%		01/15/2042	69,531,752
4,903,979	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	5,291,544
28,944,717	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%		02/15/2042	31,220,842
34,916,744	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00%	(h)	03/15/2042	38,654,177
1,324,800	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	1,332,032
1,483,290	Federal Home Loan Mortgage Corporation, Series 4050-ND	2.50%		09/15/2041	1,504,955
86,810,646	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%	(h)	06/15/2042	95,257,061
86,493,398	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00%	(h)	07/15/2042	93,272,084
47,315,405	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50%	(h)	08/15/2042	51,162,867
59,793,939	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	66,027,852
20,126,790	Federal Home Loan Mortgage Corporation, Series 4116-AP	1.35%		08/15/2042	20,172,579
4,162,455	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	4,375,095
23,153,691	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	24,192,037
20,618,961	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%		02/15/2033	21,862,697
2,304,567	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	2,329,940
48,527,355	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50%	(h)	03/15/2043	52,350,738
102,686,399	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00%		01/15/2041	111,732,291
14,024,245	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00%		03/15/2043	14,214,134
5,225,251	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	5,431,439
12,466,511	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	13,166,267
50,933,050	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.30%	(g)	06/15/2043	52,598,642
23,991,806	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	5.33%	(g)	07/15/2043	25,157,630
27,711,728	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00%	(h)	07/15/2043	30,939,664
7,448,289	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%		06/15/2043	7,666,183
34,639,660	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00%	(h)	07/15/2043	38,532,974
10,310,138	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	4.59%	(g)	09/15/2043	10,155,819
24,257,834	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00%	(h)	09/15/2033	25,858,749
14,771,997	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%		10/15/2040	16,076,212
23,966,304	Federal Home Loan Mortgage Corporation, Series 4283-ZL	3.00%	(h)	08/15/2033	25,661,388
21,372,530	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00%	(h)	05/15/2044	23,748,266
2,186,490	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	2,193,800
16,691,916	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00%	(h)	08/15/2044	17,758,072
53,067,635	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00%	(h)	08/15/2044	56,423,696
18,698,480	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	19,240,693
2,449,951	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	2,604,399
3,730,959	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	3,774,340
29,007,650	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00%	(h)	09/15/2044	30,809,849
25,014,338	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	25,235,019
147,015,892	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00%	(h)	09/15/2044	156,333,554
5,480,849	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	5,524,379
18,869,363	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	19,475,689
29,415,856	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	30,586,734
11,605,626	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.52%	(d)(g)	07/15/2044	1,199,067
13,565,931	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	13,890,371
28,015,215	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00%	(h)	02/15/2045	29,865,749
2,499,178	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	2,557,376
10,475,254	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00%	(h)	02/15/2045	11,175,295
9,189,225	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	9,298,927
30,451,321	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00%	(h)	02/15/2045	32,421,941
6,869,144	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	6,942,742
29,112,431	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00%		08/15/2043	31,902,995
9,346,831	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00%	(h)	04/15/2045	9,846,566
54,539,339	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00%	(h)	04/15/2045	56,631,708
30,299,633	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00%	(h)	04/15/2045	31,957,535
32,998,330	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	33,748,729
28,693,878	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	29,365,134
56,265,654	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	58,737,595
14,022,915	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	14,265,524
81,510,328	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	85,113,101
44,639,167	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	46,436,291
9,924,046	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50%	(h)	07/15/2045	10,484,299
4,170,248	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	4,206,153
7,148,409	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	7,266,478
7,854,569	Federal Home Loan Mortgage Corporation, Series 4500-GO	0.00%	(e)	08/15/2045	7,276,638
17,001,375	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	17,672,850
26,254,175	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	27,514,420
57,528,636	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	60,210,518
53,142,362	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	55,258,974
79,141,549	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	82,820,761
17,288,110	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	17,697,351
57,058,325	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	60,003,585
18,918,825	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	19,270,555
14,611,054	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	14,900,519
11,681,439	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	12,033,205
4,092,138	Federal Home Loan Mortgage Corporation, Series 4766-JA	3.00%		07/15/2044	4,111,980
7,895,785	Federal Home Loan Mortgage Corporation, Series 4791-IO	3.00%	(d)	05/15/2048	868,322
49,814,075	Federal Home Loan Mortgage Corporation, Series 4791-JT	3.00%		05/15/2048	51,674,501
6,384,597	Federal Home Loan Mortgage Corporation, Series 4791-LI	3.00%	(d)	05/15/2048	530,638
6,384,597	Federal Home Loan Mortgage Corporation, Series 4791-LO	0.00%	(e)	05/15/2048	5,892,709
25,470,275	Federal Home Loan Mortgage Corporation, Series 4791-PO	0.00%	(e)	05/15/2048	23,518,763
21,355,210	Federal Home Loan Mortgage Corporation, Series 4792-A	3.00%		05/15/2048	22,253,739
13,483,126	Federal Home Loan Mortgage Corporation, Series 4793-C	3.00%		06/15/2048	14,120,592
11,969,659	Federal Home Loan Mortgage Corporation, Series 4795-AO	0.00%	(e)	05/15/2048	11,071,173
26,326,945	Federal Home Loan Mortgage Corporation, Series 4800-MZ	4.00%		06/15/2048	27,881,956
9,491,190	Federal Home Loan Mortgage Corporation, Series 4801-OG	0.00%	(e)	06/15/2048	8,785,176
17,382,426	Federal Home Loan Mortgage Corporation, Series 4901-BD	3.00%		07/25/2049	18,472,467
39,728,107	Federal Home Loan Mortgage Corporation, Series 4924-ST (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	08/25/2048	6,929,257
16,245,392	Federal Home Loan Mortgage Corporation, Series 5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(g)	07/25/2050	3,595,874
73,634,425	Federal Home Loan Mortgage Corporation, Series 5105-NH	2.00%		02/25/2037	75,278,431
10,587,313	Federal Home Loan Mortgage Corporation, Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	2.45%	(d)(g)	06/25/2051	750,258
28,996,517	Federal Home Loan Mortgage Corporation, Series 5117-D	2.00%		06/25/2051	29,742,574
59,880,645	Federal Home Loan Mortgage Corporation, Series 5126-AH	2.00%		02/25/2037	61,340,391
31,589,872	Federal Home Loan Mortgage Corporation, Series 5145-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55%	(d)(g)	09/25/2051	2,351,291
95,000,000	Federal Home Loan Mortgage Corporation, Series K-1517-A2	1.72%		07/25/2035	91,163,273
33,920,519	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	38,985,185
4,935,204	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	5,609,639
3,598,666	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	4,102,661
5,867,381	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	6,685,792
4,047,559	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	4,612,591
1,661,679	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	1,891,026
1,380,491	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	1,575,544
3,343,582	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	3,818,082
138,255	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	157,844
847,925	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	966,933
6,468,058	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	7,200,382
7,246,277	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	7,731,201
483,335	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	539,882
101,823	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	115,887
1,060,162	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,273,682
613,351	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	724,933
6,575,370	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	7,491,969
10,988,224	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	12,528,893
8,894,425	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	9,664,442
168,558	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	179,463
669,627	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	721,434
4,536,983	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	4,875,190
1,308,734	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	1,384,428
1,126,525	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	1,187,810
16,635,500	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	18,041,480
14,182,503	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	15,163,844
2,357,905	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	2,527,006
5,737,017	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	6,148,478
8,875,684	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	9,512,748
5,247,536	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	5,551,271
13,064,122	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	13,933,617
4,285,556	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	4,584,543
6,026,950	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	6,433,026
17,049,179	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	18,202,509
8,382,267	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	8,917,746
45,703,452	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	48,805,526
32,832,721	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	34,920,618
28,237,434	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	30,148,781
15,361,784	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	16,470,053
17,925,980	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	19,112,032
8,100,728	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	8,649,274
11,679,976	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	12,470,689
13,910,106	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	14,701,409
6,321,692	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	6,747,675
11,628,159	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	12,286,667
9,795,100	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	10,455,002
30,491,812	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	32,555,539
5,816,675	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	6,208,937
343,759	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	371,704
459,738	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	523,254
314,665	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	356,850
3,843,492	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	4,239,846
273,481	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	292,805
2,245,611	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	2,368,267
1,077,766	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,170,668
2,361,832	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	2,506,939
515,777	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	545,113
845,460	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	916,349
261,940	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	276,261
1,645,618	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	1,736,487
2,214,621	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	2,341,640
1,162,245	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,229,143
6,449,272	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	6,801,187
1,404,325	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	1,481,480
1,116,462	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	1,180,350
11,282,028	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	12,424,945
4,743,333	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	4,966,103
1,632,636	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	1,726,674
14,529,408	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	15,449,168
1,932,490	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	2,038,047
3,146,781	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	3,327,613
2,150,298	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	2,269,166
2,599,164	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	2,742,932
547,374	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	599,001
65,857,213	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	70,452,374
33,966,101	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	36,417,519
1,131,979	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	1,201,379
5,720,197	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	6,367,973
12,315,208	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	12,855,313
21,160,514	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	21,823,536
33,997,951	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	37,500,075
30,339,762	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	32,349,379
9,919,246	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	10,927,157
32,628,185	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	36,543,406
29,211,026	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	31,796,989
9,206,775	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	9,716,072
18,452,498	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	19,334,927
16,069,758	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	16,814,129
8,213,331	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	8,767,562
9,240,210	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	9,864,726
10,232,042	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	11,354,679
10,636,242	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	11,897,417
6,884,985	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	7,619,004
3,374,415	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	3,754,738
3,124,774	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	3,456,396
15,434,907	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	16,474,523
6,946,926	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	7,393,390
12,949,927	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	13,824,082
42,699,253	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	45,160,684
16,284,454	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	17,282,073
10,969,311	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	11,696,648
15,509,387	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	16,553,466
12,898,101	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	14,004,496
14,448,550	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	15,405,475
91,999,407	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	97,300,298
38,395,482	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	40,637,217
15,756,042	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	16,752,014
13,870,998	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	14,790,949
17,342,970	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	18,494,395
10,999,656	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	11,741,173
10,973,074	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%		05/01/2035	11,678,089
17,937,097	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	18,569,583
23,123,227	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	24,473,064
6,905,682	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	7,165,734
822,093	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	850,539
3,766,855	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	3,897,469
12,132,500	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	13,255,307
21,909,606	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%		11/01/2046	23,291,447
1,145,663	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	1,239,356
4,223,976	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	4,610,855
878,843	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	959,358
59,470	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	64,067
117,092	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	126,130
1,279,478	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	1,380,815
286,761	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	309,476
7,309,931	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	7,889,026
1,825,556	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	1,926,494
54,498,335	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	57,948,790
22,769,225	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	24,210,957
27,208,355	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	28,930,767
13,546,525	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	14,615,265
2,919,544	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	3,058,276
18,521,443	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	19,852,758
1,652,139	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	1,729,708
39,725,405	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	42,726,833
4,280,870	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	4,483,617
3,447,135	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	3,640,659
24,828,204	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	26,613,271
40,139,609	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	42,017,162
44,892,293	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	46,990,586
16,965,246	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	18,184,969
12,162,360	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	12,738,324
3,231,993	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	3,464,408
22,074,643	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	23,106,963
21,471,374	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	22,767,850
2,009,086	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	2,103,453
12,217,655	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	13,045,300
48,660,161	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	51,569,042
29,346,722	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	31,335,807
50,366,126	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	53,593,440
6,560,453	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	7,005,051
32,809,312	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	35,525,053
8,007,403	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	8,381,820
5,638,276	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	5,898,638
19,136,682	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	20,720,315
17,537,106	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	18,345,605
16,302,890	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	16,866,635
22,579,537	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	23,360,436
26,611,636	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	27,833,536
18,327,534	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%		12/01/2046	19,484,104
3,523,473	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	3,828,910
16,500,000	Federal National Mortgage Association, Pool 387898	3.71%		08/01/2030	18,929,100
14,530,872	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	15,498,331
28,839,000	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	30,608,131
26,136,574	Federal National Mortgage Association, Pool AM8510	3.15%		05/01/2035	28,698,831
29,887,585	Federal National Mortgage Association, Pool AM8950	3.14%		06/01/2040	32,139,046
4,938,210	Federal National Mortgage Association, Pool AN5480	3.43%		06/01/2037	5,392,240
217,500,000	Federal National Mortgage Association, Pool AN6680	3.37%		11/01/2047	249,860,248
5,500,000	Federal National Mortgage Association, Pool AN7330	3.26%		12/01/2037	6,218,300
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%		11/01/2032	11,112,966
13,500,000	Federal National Mortgage Association, Pool AN8121	3.16%		01/01/2035	15,076,545
20,960,606	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	21,686,259
39,957,141	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	41,529,609
26,380,423	Federal National Mortgage Association, Pool AS8056	3.00%		10/01/2046	27,892,004
35,621,203	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	37,594,636
22,862,863	Federal National Mortgage Association, Pool AS8269	3.00%		11/01/2046	24,169,203
18,327,666	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	19,299,385
23,134,043	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	23,933,755
7,579,402	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	8,058,170
10,412,757	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	11,215,231
98,183,604	Federal National Mortgage Association, Pool BF0314	3.00%		01/01/2053	106,003,865
83,339,601	Federal National Mortgage Association, Pool BF0353	3.00%		05/01/2053	89,977,961
44,938,087	Federal National Mortgage Association, Pool BF0391	3.00%		09/01/2053	48,517,437
21,851,348	Federal National Mortgage Association, Pool BK8257	1.50%		12/01/2050	21,004,834
22,121,311	Federal National Mortgage Association, Pool BK8267	2.50%		12/01/2050	23,068,678
5,000,000	Federal National Mortgage Association, Pool BL2303	3.36%		05/01/2031	5,567,343
28,950,500	Federal National Mortgage Association, Pool BL2643	3.39%		07/01/2034	33,130,703
30,182,119	Federal National Mortgage Association, Pool BL3647	2.69%		08/01/2030	32,311,113
8,860,000	Federal National Mortgage Association, Pool BL4038	2.98%		09/01/2034	9,733,615
13,075,000	Federal National Mortgage Association, Pool BL4198	2.31%		10/01/2031	13,703,118
63,966,000	Federal National Mortgage Association, Pool BL4808	2.80%		11/01/2039	66,707,113
17,125,000	Federal National Mortgage Association, Pool BL5256	2.28%		02/01/2032	17,898,146
30,200,000	Federal National Mortgage Association, Pool BL5315	2.44%		01/01/2032	31,961,189
8,190,000	Federal National Mortgage Association, Pool BL5840	2.73%		02/01/2035	8,742,181
22,828,000	Federal National Mortgage Association, Pool BL5870	2.30%		02/01/2032	23,900,798
6,746,388	Federal National Mortgage Association, Pool BL6639	2.66%		05/01/2050	6,962,418
17,175,000	Federal National Mortgage Association, Pool BL6689	2.19%		05/01/2032	17,859,440
28,785,015	Federal National Mortgage Association, Pool BL6913	1.96%		05/01/2035	28,709,928
36,488,000	Federal National Mortgage Association, Pool BL7110	1.76%		07/01/2035	35,538,390
3,568,101	Federal National Mortgage Association, Pool BL7331	2.23%		07/01/2040	3,516,002
20,400,000	Federal National Mortgage Association, Pool BL7424	1.65%		08/01/2035	19,557,895
40,000,000	Federal National Mortgage Association, Pool BL8165	1.35%		09/01/2032	38,242,558
49,000,000	Federal National Mortgage Association, Pool BL8177	1.10%		09/01/2030	46,804,175
122,500,000	Federal National Mortgage Association, Pool BL8237	1.17%		10/01/2030	117,442,617
32,000,000	Federal National Mortgage Association, Pool BL8269	1.51%		09/01/2035	30,286,226
146,000,000	Federal National Mortgage Association, Pool BL8708	1.40%		11/01/2032	139,272,451
97,000,000	Federal National Mortgage Association, Pool BL8977	1.20%		11/01/2030	93,172,645
48,643,000	Federal National Mortgage Association, Pool BL9056	1.78%		11/01/2035	46,085,782
13,313,000	Federal National Mortgage Association, Pool BL9362	1.54%		11/01/2030	13,115,472
34,735,000	Federal National Mortgage Association, Pool BL9367	1.41%		12/01/2030	33,878,979
53,000,000	Federal National Mortgage Association, Pool BL9576	2.24%		12/01/2050	50,200,300
59,319,792	Federal National Mortgage Association, Pool BM5112	3.00%		11/01/2033	63,351,531
25,338,457	Federal National Mortgage Association, Pool BM5299	3.00%		12/01/2046	26,813,264
38,105,059	Federal National Mortgage Association, Pool BM5633	3.00%		07/01/2047	40,220,908
5,965,984	Federal National Mortgage Association, Pool BM5834	3.00%		04/01/2048	6,152,754
52,439,804	Federal National Mortgage Association, Pool BM6779	2.00%		08/01/2051	52,538,362
8,675,330	Federal National Mortgage Association, Pool BQ6432	2.00%		08/01/2051	8,691,629
51,739,324	Federal National Mortgage Association, Pool BQ6498	2.00%		09/01/2051	51,788,357
17,180,538	Federal National Mortgage Association, Pool BQ6564	2.00%		09/01/2051	17,196,820
125,436,098	Federal National Mortgage Association, Pool BR2217	2.50%		08/01/2051	131,409,233
48,883,000	Federal National Mortgage Association, Pool BS2496	1.88%		09/01/2033	48,512,631
16,000,000	Federal National Mortgage Association, Pool BS2568	2.20%		09/01/2046	15,956,450
9,975,000	Federal National Mortgage Association, Pool BS2834	2.24%		08/01/2041	9,789,324
39,850,000	Federal National Mortgage Association, Pool BS3020	1.96%		09/01/2033	39,840,729
34,043,000	Federal National Mortgage Association, Pool BS3101	1.91%		09/01/2033	33,936,103
19,880,000	Federal National Mortgage Association, Pool BS3192	2.03%		09/01/2036	19,600,462
16,125,000	Federal National Mortgage Association, Pool BS3314	1.83%		10/01/2033	16,010,443
21,998,121	Federal National Mortgage Association, Pool BT1777	2.50%		06/01/2051	22,985,382
1,666,407	Federal National Mortgage Association, Pool BT6556	2.00%		07/01/2051	1,667,987
12,231,879	Federal National Mortgage Association, Pool CA0862	3.50%		09/01/2047	13,022,872
8,734,491	Federal National Mortgage Association, Pool CA3898	3.00%		07/01/2034	9,409,652
5,522,030	Federal National Mortgage Association, Pool CA4413	3.00%		10/01/2049	5,775,999
51,300,486	Federal National Mortgage Association, Pool CA7235	2.50%		10/01/2050	53,277,160
15,529,806	Federal National Mortgage Association, Pool CA7671	2.50%		11/01/2040	16,359,125
105,485,060	Federal National Mortgage Association, Pool CA7743	2.50%		11/01/2050	110,499,335
26,976,451	Federal National Mortgage Association, Pool CA7789	2.50%		11/01/2040	28,212,194
174,743,655	Federal National Mortgage Association, Pool CA8933	2.00%		02/01/2051	176,003,808
82,793,426	Federal National Mortgage Association, Pool CA9223	2.00%		02/01/2051	83,104,286
40,498,880	Federal National Mortgage Association, Pool CA9417	1.50%		03/01/2036	41,100,900
22,250,799	Federal National Mortgage Association, Pool CB0189	3.00%		04/01/2051	23,442,935
3,866,530	Federal National Mortgage Association, Pool CB1648	2.00%		09/01/2051	3,873,796
66,312,969	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	69,953,147
32,839,264	Federal National Mortgage Association, Pool FM4347	2.50%		09/01/2050	34,013,915
217,667,909	Federal National Mortgage Association, Pool FM4623	2.50%		11/01/2050	226,054,851
101,440,114	Federal National Mortgage Association, Pool FM4637	2.50%		11/01/2050	105,095,976
54,046,939	Federal National Mortgage Association, Pool FM4684	2.50%		10/01/2050	56,400,212
55,536,660	Federal National Mortgage Association, Pool FM4752	2.50%		11/01/2050	57,915,036
62,298,019	Federal National Mortgage Association, Pool FM4792	2.50%		11/01/2050	64,698,441
30,985,186	Federal National Mortgage Association, Pool FM4870	2.00%		11/01/2050	31,294,587
35,605,272	Federal National Mortgage Association, Pool FM4913	2.50%		11/01/2050	36,878,909
22,738,014	Federal National Mortgage Association, Pool FM5021	2.00%		11/01/2050	23,003,060
42,358,374	Federal National Mortgage Association, Pool FM5150	2.00%		12/01/2050	42,663,442
28,376,976	Federal National Mortgage Association, Pool FM5151	2.00%		12/01/2050	28,660,335
10,521,080	Federal National Mortgage Association, Pool FM6277	1.50%		02/01/2036	10,681,425
17,307,129	Federal National Mortgage Association, Pool FM6278	1.50%		02/01/2036	17,541,102
79,045,345	Federal National Mortgage Association, Pool FM6799	2.50%		04/01/2051	82,153,532
6,244,318	Federal National Mortgage Association, Pool FM6864	1.50%		04/01/2041	6,142,409
131,475,448	Federal National Mortgage Association, Pool FM7159	2.50%		02/01/2051	136,484,109
41,334,107	Federal National Mortgage Association, Pool FM7915	2.50%		06/01/2051	43,263,074
34,772,985	Federal National Mortgage Association, Pool FM8158	2.50%		07/01/2051	36,505,241
85,164,872	Federal National Mortgage Association, Pool FM8215	2.50%		03/01/2051	88,694,875
75,945,845	Federal National Mortgage Association, Pool FM8435	2.50%		09/01/2051	79,561,930
90,062,315	Federal National Mortgage Association, Pool FM8442	2.50%		08/01/2051	93,343,265
46,563,543	Federal National Mortgage Association, Pool FM8460	2.50%		08/01/2041	48,938,577
95,011,385	Federal National Mortgage Association, Pool FM8579	2.50%		09/01/2051	98,681,718
134,678,659	Federal National Mortgage Association, Pool FM8686	2.50%		09/01/2051	141,025,102
76,110,197	Federal National Mortgage Association, Pool FM8730	2.00%		09/01/2051	76,629,836
178,000,000	Federal National Mortgage Association, Pool FM8745	2.50%		09/01/2051	185,029,948
56,390,326	Federal National Mortgage Association, Pool FM8759	2.50%		09/01/2051	58,997,538
83,500,286	Federal National Mortgage Association, Pool FM8769	2.50%		09/01/2051	87,438,484
42,668,498	Federal National Mortgage Association, Pool FM8780	2.50%		09/01/2051	44,583,403
125,389,518	Federal National Mortgage Association, Pool FM8786	2.50%		10/01/2051	130,885,954
48,725,381	Federal National Mortgage Association, Pool MA2259	3.00%		05/01/2035	51,662,925
27,607,654	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	28,875,974
23,012,947	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	23,807,810
7,497,390	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	7,756,042
28,118,448	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	29,087,618
2,537,551	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	2,625,010
57,802,103	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	61,117,398
22,720,374	Federal National Mortgage Association, Pool MA2895	3.00%		02/01/2047	24,077,963
90,731,532	Federal National Mortgage Association, Pool MA4191	2.00%		11/01/2050	90,481,688
47,784,306	Federal National Mortgage Association, Pool MA4281	2.00%		03/01/2051	47,963,719
57,986,752	Federal National Mortgage Association, Pool MA4340	2.00%		05/01/2051	57,880,453
333,900,000	Federal National Mortgage Association, Pool MA4437	2.00%		10/01/2051	335,153,674
50,000,000	Federal National Mortgage Association, Pool MA4465	2.00%		10/01/2051	50,187,732
449,357	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	514,384
627,249	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	706,857
9,317,830	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	10,535,690
1,667,259	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	1,878,113
768,394	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	870,398
6,496,906	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	7,305,939
6,974,665	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	7,933,671
1,488,877	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	03/25/2034	126,490
1,797,558	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	7.61%	(d)(g)	07/25/2034	314,632
2,416,662	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	2,632,642
98,624	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	104,058
372,362	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	409,668
3,185,160	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.61%	(d)(g)	10/25/2035	561,710
2,766,256	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.49%	(d)(g)	10/25/2036	539,669
1,098,812	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	6.23%	(d)(g)	01/25/2037	220,296
568,935	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	649,265
4,627,146	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.66%	(d)(g)	07/25/2036	744,001
618,498	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	6.51%	(d)(g)	10/25/2036	75,015
6,107,577	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	6,888,415
665,537	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(d)(g)	05/25/2037	90,603
4,337,546	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	6.72%	(d)(g)	03/25/2037	720,567
2,065,874	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	6.35%	(d)(g)	04/25/2037	409,735
317,276	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	6.02%	(d)(g)	04/25/2037	45,289
2,107,541	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.01%	(d)(g)	04/25/2037	323,201
1,755,140	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.53%	(d)(g)	10/25/2036	309,910
2,608,343	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	3,032,331
1,590,845	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	1,747,944
2,239,977	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	5.78%	(d)(g)	08/25/2037	388,227
418,710	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.56%	(d)(g)	03/25/2037	58,028
346,823	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	397,158
2,360,048	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	2,602,155
4,749,099	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	5,344,100
445,332	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	06/25/2037	57,222
683,235	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(g)	07/25/2038	87,587
504,908	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	02/25/2037	70,257
756,249	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(d)(g)	02/25/2038	122,698
471,864	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	07/25/2038	59,775
429,826	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	07/25/2038	50,214
1,164,972	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	08/25/2038	223,968
400,119	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	453,046
2,709,459	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	2,961,315
432,188	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(d)(g)	01/25/2040	77,881
348,144	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	381,238
1,161,856	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	06/25/2039	163,108
746,475	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	06/25/2039	84,564
410,804	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.01%	(d)(g)	07/25/2039	47,682
273,733	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.86%	(d)(g)	07/25/2039	42,400
3,390,876	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.66%	(d)(g)	07/25/2039	516,023
403,543	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	447,513
834,179	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	924,712
432,051	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.71%	(d)(g)	09/25/2039	60,455
1,806,135	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	1,902,579
1,579,498	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	1,735,986
7,616,091	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	7.14%	(d)(g)	01/25/2036	1,398,834
10,790,878	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.66%	(d)(g)	10/25/2039	2,585,849
722,283	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	5.63%	(d)(g)	04/25/2037	96,609
697,092	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	758,663
9,512,855	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	4.39%	(d)(g)	09/25/2040	1,337,987
3,623,023	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	4,055,604
8,624,902	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	9,081,895
2,811,774	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.26%	(d)(g)	02/25/2040	556,646
870,747	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	947,966
900,881	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.86%	(d)(g)	10/25/2050	81,256
1,297,647	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	1,389,598
585,305	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.41%	(d)(g)	10/25/2040	39,184
1,001,546	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	1,071,455
11,333,515	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.41%	(d)(g)	10/25/2040	1,450,591
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	54.05%	(g)	11/25/2040	967,542
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.74%	(g)	11/25/2040	263,192
1,759,345	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	1,913,533
1,709,846	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	1,829,532
88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.74%	(g)	12/25/2040	118,471
5,532,325	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	6,016,501
4,105,267	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.56%	(d)(g)	01/25/2026	328,934
10,844,188	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	11,572,846
4,850,268	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.36%	(d)(g)	03/25/2040	737,522
1,842,833	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	2,095,849
756,482	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.86%	(d)(g)	03/25/2040	69,527
174,249	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.36%	(d)(g)	12/25/2049	7,859
1,259,515	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(d)(g)	02/25/2050	282,281
821,346	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.91%	(d)(g)	04/25/2040	85,786
2,691,605	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	2,849,906
1,193,231	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	4.84%	(d)(g)	04/25/2040	137,184
319,655	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.36%	(d)(g)	04/25/2040	4,419
269,098	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.36%	(d)(g)	04/25/2040	36,659
690,163	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.86%	(d)(g)	05/25/2040	100,934
5,074,442	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	5,336,933
1,380,492	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	6.14%	(d)(g)	02/25/2040	217,000
426,624	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	12.25%	(g)	06/25/2040	475,441
4,102,419	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.68%	(d)(g)	06/25/2040	818,021
4,435,171	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.91%	(d)(g)	01/25/2040	655,208
309,105	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	351,455
297,181	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	315,297
4,289,661	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	4,863,153
10,062,113	Federal National Mortgage Association, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.59%		06/25/2040	10,212,249
12,390,823	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	13,774,082
2,765,837	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	2,966,968
10,633,990	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	11,820,401
1,253,793	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	1,352,660
2,507,582	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	2,705,314
4,059,297	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	4,430,884
269,648	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.76%	(d)(g)	08/25/2040	35,792
896,711	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	976,379
5,719,719	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.57%	(g)	09/25/2040	9,335,364
881,665	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	5.21%	(d)(g)	02/25/2040	108,180
19,256,111	Federal National Mortgage Association, Series 2011-106-LZ	3.50%		10/25/2041	20,877,426
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	9.93%	(g)	11/25/2041	638,484
2,334,455	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	2,540,092
6,293,393	Federal National Mortgage Association, Series 2011-111-EZ	5.00%		11/25/2041	7,091,048
1,215,309	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	1,338,330
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	33,945,138
13,324,815	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	14,318,628
27,323,890	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	29,219,463
551,077	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	6.38%	(d)(g)	03/25/2041	82,211
3,615,242	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	3,760,979
2,450,326	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	8.83%	(g)	04/25/2041	2,684,428
28,638,677	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	30,528,068
3,811,183	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	4,165,314
9,879,046	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	10,456,379
2,328,994	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	2,466,880
5,089,033	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	5,714,646
6,382,242	Federal National Mortgage Association, Series 2011-38-BZ	4.00%		05/25/2041	6,921,921
3,154,774	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	3,282,820
5,303,089	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	5,796,738
1,956,553	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	2,133,856
2,568,586	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	2,756,040
16,594,311	Federal National Mortgage Association, Series 2011-45-ZA	4.00%		05/25/2031	17,884,293
4,132,810	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	4,334,394
13,147,432	Federal National Mortgage Association, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		06/25/2041	13,297,817
916,061	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,015,019
5,658,009	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	5,889,003
9,316,230	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	10,255,469
7,927,869	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	8,259,327
31,339,856	Federal National Mortgage Association, Series 2011-99-CZ	4.50%	(h)	10/25/2041	35,112,529
47,638,064	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	53,877,030
14,150,235	Federal National Mortgage Association, Series 2012-104-Z	3.50%	(h)	09/25/2042	15,253,198
3,079,650	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	3,306,524
17,216,680	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	19,202,293
6,048,047	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	6,064,735
24,858,810	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	26,232,518
19,225,694	Federal National Mortgage Association, Series 2012-132-KH	1.75%		12/25/2032	19,810,918
19,287,879	Federal National Mortgage Association, Series 2012-144-PT	4.19%	(c)	11/25/2049	21,159,999
6,760,427	Federal National Mortgage Association, Series 2012-14-BZ	4.00%		03/25/2042	7,394,687
28,482,770	Federal National Mortgage Association, Series 2012-15-PZ	4.00%	(h)	03/25/2042	31,740,817
15,583,181	Federal National Mortgage Association, Series 2012-20-ZT	3.50%		03/25/2042	16,370,027
52,194,839	Federal National Mortgage Association, Series 2012-30-DZ	4.00%		04/25/2042	56,520,345
28,901,655	Federal National Mortgage Association, Series 2012-31-Z	4.00%		04/25/2042	31,692,471
11,579,971	Federal National Mortgage Association, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		07/25/2042	11,695,106
38,847,013	Federal National Mortgage Association, Series 2012-74-Z	4.00%	(h)	07/25/2042	42,513,037
1,067,523	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	1,081,044
27,839,195	Federal National Mortgage Association, Series 2012-86-ZC	3.50%	(h)	08/25/2042	29,694,736
38,787,292	Federal National Mortgage Association, Series 2012-96-VZ	3.50%	(h)	09/25/2042	41,133,985
11,652,043	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	12,972,295
20,719,880	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	21,720,472
14,346,889	Federal National Mortgage Association, Series 2013-100-PJ	3.00%		03/25/2043	15,234,076
28,307,989	Federal National Mortgage Association, Series 2013-130-ZE	3.00%	(h)	01/25/2044	29,256,040
25,434,555	Federal National Mortgage Association, Series 2013-133-ZT	3.00%	(h)	01/25/2039	26,772,110
13,545,536	Federal National Mortgage Association, Series 2013-36-Z	3.00%	(h)	04/25/2043	14,317,049
8,314,728	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	8,697,905
7,217,521	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.30%	(g)	04/25/2043	7,529,103
1,967,496	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	2,008,785
1,284,475	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.87%	(g)	06/25/2043	1,193,051
9,513,945	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%		08/25/2043	9,411,443
9,979,072	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.96%	(d)(g)	12/25/2042	1,099,327
26,069,411	Federal National Mortgage Association, Series 2014-12-GZ	3.50%	(h)	03/25/2044	27,836,395
19,687,785	Federal National Mortgage Association, Series 2014-21-GZ	3.00%		04/25/2044	20,385,863
31,984,072	Federal National Mortgage Association, Series 2014-37-ZY	2.50%	(h)	07/25/2044	32,630,834
33,077,377	Federal National Mortgage Association, Series 2014-39-ZA	3.00%		07/25/2044	34,174,368
417,709	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	427,585
1,007,442	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	1,007,517
62,552,054	Federal National Mortgage Association, Series 2014-60-EZ	3.00%	(h)	10/25/2044	66,494,222
44,154,616	Federal National Mortgage Association, Series 2014-61-ZV	3.00%	(h)	10/25/2044	46,888,180
37,235,598	Federal National Mortgage Association, Series 2014-64-NZ	3.00%	(h)	10/25/2044	39,522,292
9,358,437	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	9,409,451
13,111,335	Federal National Mortgage Association, Series 2014-67-DZ	3.00%	(h)	10/25/2044	13,907,489
12,765,245	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	12,877,808
41,914,841	Federal National Mortgage Association, Series 2014-68-MZ	3.00%	(h)	11/25/2044	44,540,383
29,064,605	Federal National Mortgage Association, Series 2014-6-Z	2.50%	(h)	02/25/2044	29,928,559
5,442,694	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	5,485,628
23,661,367	Federal National Mortgage Association, Series 2014-77-VZ	3.00%	(h)	11/25/2044	25,114,022
4,792,539	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	4,855,979
30,387,408	Federal National Mortgage Association, Series 2014-84-KZ	3.00%	(h)	12/25/2044	32,270,738
18,995,462	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	19,209,422
96,654,718	Federal National Mortgage Association, Series 2014-M11-1A	3.23%	(c)	08/25/2024	102,493,427
10,891,843	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	11,366,982
20,885,189	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	21,221,227
7,526,933	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	7,707,646
28,984,757	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	29,608,187
10,303,579	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	10,429,837
61,768,784	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	63,011,597
20,610,241	Federal National Mortgage Association, Series 2015-8-AP	2.00%		03/25/2045	21,084,271
6,296,338	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	6,538,363
20,123,850	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	20,992,184
43,976,436	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	45,914,073
27,765,811	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	28,604,550
10,252,841	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	10,386,758
6,490,842	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	6,594,333
17,154,338	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	17,431,710
317,650	Federal National Mortgage Association, Series 2017-51-EA	3.00%		11/25/2042	317,939
15,848,515	Federal National Mortgage Association, Series 2018-21-IO	3.00%	(d)	04/25/2048	1,605,597
26,176,424	Federal National Mortgage Association, Series 2018-21-PO	0.00%	(e)	04/25/2048	24,263,330
58,440,111	Federal National Mortgage Association, Series 2018-27-AO	0.00%	(e)	05/25/2048	53,588,641
20,324,665	Federal National Mortgage Association, Series 2018-33-A	3.00%		05/25/2048	21,066,174
7,674,637	Federal National Mortgage Association, Series 2018-33-C	3.00%		05/25/2048	7,954,494
24,165,334	Federal National Mortgage Association, Series 2018-38-JB	3.00%		06/25/2048	25,321,805
40,909,663	Federal National Mortgage Association, Series 2018-44-PZ	3.50%	(h)	06/25/2048	44,446,099
11,540,206	Federal National Mortgage Association, Series 2018-64-A	3.00%		09/25/2048	12,007,030
31,798,003	Federal National Mortgage Association, Series 2018-85-PO	0.00%	(e)	12/25/2048	29,581,249
8,604,214	Federal National Mortgage Association, Series 2019-48-AZ	3.50%	(h)	09/25/2049	9,187,211
8,410,733	Federal National Mortgage Association, Series 2019-64-D	2.50%		11/25/2049	8,572,199
22,949,092	Federal National Mortgage Association, Series 2019-69-DS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(d)(g)	12/25/2049	4,430,907
231,462,694	Federal National Mortgage Association, Series 2019-M16-X	1.30%	(c)(d)	07/25/2031	19,481,011
490,384,869	Federal National Mortgage Association, Series 2019-M18-X	0.83%	(c)(d)	08/25/2029	25,225,152
27,883,524	Federal National Mortgage Association, Series 2019-M24-2A1	2.46%		03/25/2031	29,490,602
255,543,342	Federal National Mortgage Association, Series 2019-M24-2XA	1.28%	(c)(d)	03/25/2031	22,760,581
308,165,179	Federal National Mortgage Association, Series 2019-M24-XA	1.40%	(c)(d)	03/25/2029	25,435,738
24,701,410	Federal National Mortgage Association, Series 2020-11-CL	3.00%		03/25/2050	25,758,260
16,000,000	Federal National Mortgage Association, Series 2020-13-HB	3.00%		03/25/2050	16,777,112
10,000,000	Federal National Mortgage Association, Series 2020-2-MB	2.00%		11/25/2059	9,600,101
21,799,747	Federal National Mortgage Association, Series 2020-2-MT	2.00%		11/25/2059	22,008,566
40,000,000	Federal National Mortgage Association, Series 2020-47-GL	2.00%		05/25/2046	40,873,544
48,500,000	Federal National Mortgage Association, Series 2020-47-KM	2.00%		12/25/2045	49,698,561
10,985,227	Federal National Mortgage Association, Series 2020-51-AZ	2.00%	(h)	07/25/2050	10,336,612
17,236,873	Federal National Mortgage Association, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(g)	08/25/2050	3,679,309
24,024,044	Federal National Mortgage Association, Series 2020-70-IK	3.50%	(d)	10/25/2050	4,223,744
500,819,048	Federal National Mortgage Association, Series 2020-M10-X2	1.82%	(c)(d)	12/25/2030	61,844,592
250,434,866	Federal National Mortgage Association, Series 2020-M10-X8	0.77%	(c)(d)	12/25/2027	8,612,205
97,351,281	Federal National Mortgage Association, Series 2020-M13-X2	1.40%	(c)(d)	09/25/2030	8,074,880
683,628,189	Federal National Mortgage Association, Series 2020-M15-X1	1.69%	(c)(d)	09/25/2031	85,162,298
26,463,156	Federal National Mortgage Association, Series 2020-M17-X1	1.44%	(c)(d)	01/25/2028	1,654,193
141,420,313	Federal National Mortgage Association, Series 2020-M27-X1	1.00%	(c)(d)	03/25/2031	8,009,608
173,446,850	Federal National Mortgage Association, Series 2020-M54-X	1.63%	(c)(d)	12/25/2033	18,301,470
53,548,192	Federal National Mortgage Association, Series 2020-M7-X2	1.33%	(c)(d)	03/25/2031	4,747,535
26,339,838	Federal National Mortgage Association, Series 2021-13-AK	2.00%		01/25/2049	27,018,305
19,663,177	Federal National Mortgage Association, Series 2021-21-DK	2.00%		07/25/2043	20,157,860
24,434,904	Federal National Mortgage Association, Series 2021-21-GI	4.00%	(d)	07/25/2043	4,192,822
52,755,464	Federal National Mortgage Association, Series 2021-21-GL	2.00%		07/25/2043	53,737,137
20,973,018	Federal National Mortgage Association, Series 2021-29-BA	1.25%		05/25/2041	20,949,425
5,877,371	Federal National Mortgage Association, Series 2021-29-CG	1.25%		05/25/2041	5,871,426
19,592,894	Federal National Mortgage Association, Series 2021-31-AB	2.00%		06/25/2041	20,031,022
36,344,912	Federal National Mortgage Association, Series 2021-58-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.65%, 2.65% Cap)	2.60%	(d)(g)	09/25/2051	2,832,203
6,203,222	Federal National Mortgage Association, Series 2021-61-KZ	2.50%	(h)	09/25/2051	6,148,336
11,320,000	Federal National Mortgage Association, Series 2021-M12-2A1	2.20%	(c)	05/25/2033	11,893,968
20,708,603	Federal National Mortgage Association, Series 2021-M14-A1	1.01%		10/25/2031	20,581,349
996,934,274	Federal National Mortgage Association, Series 2021-M14-X	1.10%	(c)(d)	10/25/2031	60,889,057
187,433,013	Federal National Mortgage Association, Series 2021-M3-X2	1.10%	(c)(d)	08/25/2033	13,791,827
23,609,752	Federal National Mortgage Association, Series 2021-M5-A1	1.51%	(c)	01/25/2033	23,850,954
4,237,864	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.36%	(d)(g)	11/25/2039	918,453
44,186,280	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	45,566,710
36,171,611	Government National Mortgage Association, Pool 785310	2.50%		02/20/2051	37,557,038
50,918,244	Government National Mortgage Association, Pool 785346	2.00%		03/20/2051	51,722,530
16,371,833	Government National Mortgage Association, Pool 785350	2.00%		01/20/2051	16,629,776
32,509,634	Government National Mortgage Association, Pool 785374	2.50%		03/20/2051	34,194,667
59,042,224	Government National Mortgage Association, Pool 785378	2.50%		03/20/2051	61,666,460
85,282,249	Government National Mortgage Association, Pool 785379	2.50%		03/20/2051	88,908,829
109,880,346	Government National Mortgage Association, Pool 785401	2.50%		10/20/2050	114,074,629
161,708,523	Government National Mortgage Association, Pool 785412	2.50%		03/20/2051	167,938,944
36,241,567	Government National Mortgage Association, Pool 785595	2.50%		03/20/2051	37,862,685
65,446,581	Government National Mortgage Association, Pool 785609	2.50%		08/20/2051	68,428,156
12,819,742	Government National Mortgage Association, Pool CB2017	2.50%		03/20/2051	13,380,013
11,779,775	Government National Mortgage Association, Pool CB4182	2.50%		03/20/2051	12,301,233
3,593,456	Government National Mortgage Association, Pool CB5487	2.50%		03/20/2051	3,733,811
10,713,434	Government National Mortgage Association, Pool CB9135	2.50%		04/20/2051	11,179,555
859,247	Government National Mortgage Association, Pool MA2511	3.50%		01/20/2045	892,351
6,997,206	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	7.01%	(d)(g)	08/20/2033	1,033,615
2,875,987	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	3,153,069
1,653,878	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	1,855,766
3,163,020	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.99%	(d)(g)	10/20/2034	527,200
774,962	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	866,772
8,564,400	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	9,561,608
594,056	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	39.33%	(g)	05/20/2036	1,047,650
3,373,449	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	4.60%	(d)(g)	04/20/2037	315,635
2,946,659	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.42%	(d)(g)	01/16/2038	538,810
5,120,704	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	7.61%	(d)(g)	05/16/2038	1,241,799
1,931,748	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	6.25%	(d)(g)	05/20/2038	225,075
2,178,854	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(d)(g)	06/20/2038	405,138
1,654,353	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.17%	(d)(g)	06/16/2038	265,522
678,981	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.96%	(d)(g)	09/20/2038	80,771
1,303,012	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	6.48%	(d)(g)	11/16/2036	159,846
4,650,287	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	5,138,175
3,751,814	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.57%	(d)(g)	02/16/2039	701,020
965,485	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.01%	(d)(g)	09/20/2038	116,167
2,700,037	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	2,934,295
15,221,609	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	16,606,175
8,490	Government National Mortgage Association, Series 2009-41-ZQ	4.50%	(h)	06/16/2039	9,558
1,866,205	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	2,035,055
267,425	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	282,470
1,372,950	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.12%	(d)(g)	04/16/2039	152,361
2,153,578	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	2,351,091
1,409,439	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	6.65%	(d)(g)	03/20/2037	100,484
12,296,073	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.96%	(d)(g)	03/20/2040	1,363,566
3,978,366	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.67%	(d)(g)	01/16/2040	637,074
3,649,711	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	4,020,068
30,866,802	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(d)(g)	02/20/2040	5,472,360
2,701,874	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	3,060,110
2,563,045	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	5.59%	(d)(g)	04/20/2040	485,328
824,502	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.46%	(d)(g)	09/20/2039	133,228
8,155,109	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.66%	(d)(g)	05/20/2040	1,381,926
8,068,697	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	9,252,480
3,944,420	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.33%	(g)	12/20/2040	4,261,663
3,947,433	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.33%	(g)	12/20/2040	4,228,758
1,108,443	Government National Mortgage Association, Series 2011-69-OC	0.00%	(e)	05/20/2041	1,038,207
11,239,013	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	5.26%	(d)(g)	05/20/2041	1,962,762
11,012,869	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	12,213,529
4,307,888	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	5.29%	(d)(g)	05/20/2041	672,858
3,602,291	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(g)	05/20/2041	734,796
11,130,430	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(g)	08/20/2043	2,099,055
16,300,928	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.12%	(d)(g)	09/16/2043	3,096,749
20,630,319	Government National Mortgage Association, Series 2013-182-WZ	2.50%	(h)	12/20/2043	21,632,866
63,594,031	Government National Mortgage Association, Series 2013-182-ZW	2.50%	(h)	12/20/2043	66,684,433
7,152,707	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.17%	(d)(g)	02/16/2043	899,316
7,631,700	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(d)(g)	02/20/2043	1,464,558
9,141,130	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	9,411,371
13,850,708	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.51%	(d)(g)	11/20/2044	2,228,618
14,528,232	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.51%	(d)(g)	11/20/2044	2,204,976
24,316,981	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.46%	(d)(g)	02/20/2044	3,986,570
14,791,646	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.11%	(d)(g)	03/20/2044	2,952,339
14,972,800	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.17%	(d)(g)	04/16/2044	2,952,347
14,803,139	Government National Mortgage Association, Series 2016-108-SM (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.01%	(d)(g)	08/20/2046	3,117,375
14,306,467	Government National Mortgage Association, Series 2020-112-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.20%, 6.20% Cap)	6.15%	(d)(g)	08/20/2050	3,173,742
31,292,131	Government National Mortgage Association, Series 2020-112-MS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	08/20/2050	6,535,890
200,071,352	Government National Mortgage Association, Series 2020-140-ES (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	09/20/2050	51,502,607
54,187,231	Government National Mortgage Association, Series 2020-140-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.26%	(d)(g)	09/20/2050	11,234,422
77,549,810	Government National Mortgage Association, Series 2020-152-IO	0.70%	(c)(d)	12/16/2062	5,315,636
14,347,502	Government National Mortgage Association, Series 2020-160-IM	2.50%	(d)	10/20/2050	2,015,135
51,750,864	Government National Mortgage Association, Series 2020-162-QS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	10/20/2050	11,942,309
70,511,330	Government National Mortgage Association, Series 2020-166-SM (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	11/20/2050	15,254,865
19,850,400	Government National Mortgage Association, Series 2020-167-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	11/20/2050	4,158,131
41,629,649	Government National Mortgage Association, Series 2020-181-SA (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	12/20/2050	8,869,480
49,652,515	Government National Mortgage Association, Series 2020-188-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	12/20/2050	11,293,380
24,076,792	Government National Mortgage Association, Series 2020-98-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(d)(g)	07/20/2050	5,233,132
133,334,396	Government National Mortgage Association, Series 2021-100-IO	0.97%	(c)(d)	06/16/2063	11,572,172
137,569,860	Government National Mortgage Association, Series 2021-110-IO	0.88%	(c)(d)	11/16/2063	11,457,451
33,586,908	Government National Mortgage Association, Series 2021-114-SB (-1 x 1 Month LIBOR USD + 2.60%, 2.60% Cap)	2.51%	(d)(g)	06/20/2051	2,309,668
32,423,694	Government National Mortgage Association, Series 2021-117-IJ	3.50%	(d)	06/20/2051	4,071,670
29,519,825	Government National Mortgage Association, Series 2021-117-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	07/20/2051	5,077,348
149,098,547	Government National Mortgage Association, Series 2021-122-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55%	(d)(g)	07/20/2051	10,138,552
281,905,175	Government National Mortgage Association, Series 2021-12-IO	0.98%	(c)(d)	03/16/2063	24,117,777
123,231,837	Government National Mortgage Association, Series 2021-135-SK (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	08/20/2051	22,713,636
50,346,220	Government National Mortgage Association, Series 2021-138-IL	3.00%	(d)	08/20/2051	7,012,725
120,452,962	Government National Mortgage Association, Series 2021-138-PS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	3.70%	(d)(g)	08/20/2051	8,828,142
121,829,297	Government National Mortgage Association, Series 2021-143-IO	0.99%	(c)(d)	10/16/2063	10,470,668
129,653,994	Government National Mortgage Association, Series 2021-155-KI	4.00%	(d)	09/20/2051	17,590,494
47,944,029	Government National Mortgage Association, Series 2021-155-S	3.15%	(d)(f)	09/20/2051	4,382,880
167,316,000	Government National Mortgage Association, Series 2021-164-IO	0.97%	(c)(d)	10/16/2063	14,864,270
102,125,457	Government National Mortgage Association, Series 2021-1-EI	2.00%	(d)	01/20/2051	12,812,997
38,958,107	Government National Mortgage Association, Series 2021-20-IO	1.12%	(c)(d)	08/16/2062	3,584,095
249,504,317	Government National Mortgage Association, Series 2021-22-IO	0.99%	(c)(d)	05/16/2063	21,975,043
15,426,544	Government National Mortgage Association, Series 2021-25-EI	2.50%	(d)	02/20/2051	1,918,459
72,106,475	Government National Mortgage Association, Series 2021-2-IO	0.92%	(c)(d)	06/16/2063	5,892,584
26,371,266	Government National Mortgage Association, Series 2021-30-IB	2.50%	(d)	02/20/2051	3,931,526
31,826,698	Government National Mortgage Association, Series 2021-35-IO	1.02%	(c)(d)	12/16/2062	2,843,878
651,479,144	Government National Mortgage Association, Series 2021-45-IO	0.84%	(c)(d)	04/16/2063	51,839,824
29,809,364	Government National Mortgage Association, Series 2021-52-IO	0.85%	(c)(d)	04/16/2063	2,308,178
227,817,607	Government National Mortgage Association, Series 2021-60-IO	0.84%	(c)(d)	05/16/2063	17,678,737
267,819,026	Government National Mortgage Association, Series 2021-65-IO	0.92%	(c)(d)	08/16/2063	22,452,929
213,929,211	Government National Mortgage Association, Series 2021-70-IO	0.72%	(c)(d)	04/16/2063	15,617,560
174,978,993	Government National Mortgage Association, Series 2021-71-IO	0.89%	(c)(d)	10/16/2062	14,071,601
167,313,314	Government National Mortgage Association, Series 2021-72-IO	0.57%	(c)(d)	01/16/2061	10,585,947
18,112,408	Government National Mortgage Association, Series 2021-78-IC	4.00%	(d)	05/20/2051	2,399,421
66,643,771	Government National Mortgage Association, Series 2021-7-MI	2.50%	(d)	01/20/2051	9,930,662
22,712,128	Government National Mortgage Association, Series 2021-80-IO	0.91%	(c)(d)	12/16/2062	1,892,270
337,724,508	Government National Mortgage Association, Series 2021-85-IO	0.71%	(c)(d)	03/16/2063	24,535,956
79,558,058	Government National Mortgage Association, Series 2021-87-ET	2.00%		05/20/2051	81,633,648
57,567,793	Government National Mortgage Association, Series 2021-96-TS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	3.20%	(d)(g)	06/20/2051	5,716,315
46,486,774	Government National Mortgage Association, Series 2021-98-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	06/20/2051	7,604,967
85,119,271	Government National Mortgage Association, Series 2021-98-ST (-1 x Secured Overnight Financing Rate 30 Day Average + 2.73%, 2.73% Cap)	2.68%	(d)(g)	03/20/2051	6,443,256
13,198,635	Government National Mortgage Association, Series 2021-98-SW (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(d)(g)	06/20/2051	2,430,673
43,404,437	Government National Mortgage Association, Series 2021-99-IO	0.59%	(c)(d)	05/16/2061	2,799,699
73,868,496	Government National Mortgage Association, Series 2021-9-AI	2.00%	(d)	01/20/2051	9,393,827

Total US Government and Agency Mortgage Backed Obligations (Cost $19,632,477,088)					20,213,755,931

US Government and Agency Obligations - 9.9%
54,900,000	Tennessee Valley Authority	4.25%		09/15/2065	76,842,690
1,000,000,000	United States Treasury Notes	0.88%		09/30/2026	994,219,000
990,000,000	United States Treasury Notes	1.25%		09/30/2028	985,127,220
1,000,000,000	United States Treasury Notes	1.25%		08/15/2031	975,859,380
400,000,000	United States Treasury Notes	1.88%		02/15/2051	381,562,500
710,000,000	United States Treasury Notes	2.38%		05/15/2051	757,925,000
710,000,000	United States Treasury Notes	2.00%		08/15/2051	697,575,000

Total US Government and Agency Obligations (Cost $4,860,785,773)					4,869,110,790

Repurchase Agreements - 0.8%
378,000,000	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligation, Value $1,762,941,408)	2.65%	(b)	02/22/2023	378,000,000

Total Repurchase Agreements (Cost $378,005,722)					378,000,000

Short Term Investments - 4.3%
703,251,563	First American Government Obligations Fund - Class U	0.03%	(i)		703,251,563
703,251,564	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(i)		703,251,564
703,251,563	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(i)		703,251,563

Total Short Term Investments (Cost $2,109,754,690)					2,109,754,690

Total Investments - 101.1% (Cost $49,652,837,553)					49,546,566,796
Liabilities in Excess of Other Assets - (1.1)%					(549,182,880)

NET ASSETS - 100.0%					$48,997,383,916

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations					41.2%
Non-Agency Residential Collateralized Mortgage Obligations					26.9%
US Government and Agency Obligations					9.9%
Non-Agency Commercial Mortgage Backed Obligations					9.5%
Asset Backed Obligations					5.6%
Short Term Investments					4.3%
Collateralized Loan Obligations					2.9%
Repurchase Agreements					0.8%
Other Assets and Liabilities					(1.1)%

					100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Value determined using significant unobservable inputs.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Interest only security

(e)	Principal only security

(f)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(i)	Seven-day yield as of period end

(j)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(k)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(l)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$-	$ -	$-	$1,762,941,408	$1,762,941,408
Total Borrowings	$-	$ -	$-	$1,762,941,408	$1,762,941,408
Amounts related to agreements not included in offsetting disclosure					$1,762,941,408

DoubleLine Core Fixed Income Fund

Schedule of Investments

September 30, 2021 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 4.4%
5,466,480	AASET Ltd., Series 2019-2-A	3.38%	(a)	10/16/2039	5,325,844
11,928,760	Business Jet Securities LLC, Series 2020-1A-A	2.98%	(a)	11/15/2035	12,148,332
14,755,608	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	14,812,742
3,382,656	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13%	(a)	06/15/2043	3,399,062
5,941,704	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97%	(a)	04/15/2039	6,001,139
13,089,612	Castlelake Aircraft Structured Trust, Series 2021-1A-A	3.47%	(a)	01/15/2046	13,548,573
1,780,000	CLI Funding LLC, Series 2020-1A-A	2.08%	(a)	09/18/2045	1,794,478
6,723,422	College Ave Student Loans LLC, Series 2018-A-A1 (1 Month LIBOR USD + 1.20%)	1.29%	(a)	12/26/2047	6,776,298
1,470,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79%	(a)	05/20/2049	1,483,230
3,000,000	Diamond Infrastructure Funding LLC, Series 2021-1A-C	3.48%	(a)	04/15/2049	3,008,188
7,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	6,994,952
8,500,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21%	(a)	02/15/2028	8,479,625
3,303,149	GAIA Aviation Ltd., Series 2019-1-A	3.97%	(a)(p)	12/15/2044	3,293,362
7,529,575	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	7,229,995
2,086,173	HERO Funding Trust, Series 2016-1A-A	4.05%	(a)	09/20/2041	2,184,766
13,049,427	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43%	(a)	11/15/2039	13,051,306
15,297,499	ITE Rail Fund Levered LP, Series 2021-1A-A	2.25%	(a)	02/28/2051	15,392,574
4,825,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	(a)	07/30/2047	5,219,540
2,519,679	JOL Air Ltd., Series 2019-1-A	3.97%	(a)	04/15/2044	2,508,046
14,000,000	LendingPoint Asset Securitization Trust, Series 2021-A-C	2.75%	(a)	12/15/2028	14,019,033
13,898,380	MACH 1 Cayman Ltd., Series 2019-1-A	3.47%	(a)	10/15/2039	13,939,533
1,430,721	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	(a)	06/22/2043	1,537,023
2,181,874	Mosaic Solar Loan Trust, Series 2019-2A-B	3.28%	(a)	09/20/2040	2,263,456
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	(a)	02/18/2042	7,678,658
7,072,759	NP SPE LLC, Series 2016-1A-A1	4.16%	(a)	04/20/2046	7,373,971
5,000,000	NP SPE LLC, Series 2019-1A-A2	3.24%	(a)	09/20/2049	5,065,090
25,107,704	Pagaya AI Debt Selection Trust, Series 2021-2-NOTE	3.00%	(a)	01/25/2029	25,312,601
4,451,018	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97%	(a)	06/15/2044	4,439,320
19,650,000	Primose Funding LLC, Series 2019-1A-A2	4.48%	(a)	07/30/2049	20,613,249
4,233,360	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23%	(a)	03/15/2040	4,197,343
2,456,250	SERVPRO Master Issuer LLC, Series 2019-1A-A2	3.88%	(a)	10/25/2049	2,574,732
4,628,716	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	(a)	10/15/2042	4,522,815
17,315,239	SoFi Alternative Trust, Series 2021-1-PT1	9.72%	(a)(b)	05/25/2030	17,873,119
20,000,000	SoFi Alternative Trust, Series 2021-2-A	1.25%	(a)	08/15/2030	20,045,380
75,000	SoFi Alternative Trust, Series 2021-2-R1	0.09%	(a)(c)(n)	08/15/2030	4,706,785
22,341,144	SoFi Alternative Trust, Series 2021-A-PT1	1.48%	(a)(b)	03/15/2047	22,178,075
18,424,046	SoFi Alternative Trust, Series 2021-B-PT1	1.76%	(a)(b)	02/15/2047	18,538,791
1,123,766	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	(a)	12/26/2036	1,131,602
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70%	(a)(b)	05/25/2040	5,147,746
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21%	(a)(b)	07/25/2040	2,084,135
3,000,000	Stack Infrastructure Issuer LLC, Series 2019-2A-A2	3.08%	(a)	10/25/2044	3,083,540
2,418,440	START Ireland, Series 2019-1-A	4.09%	(a)	03/15/2044	2,426,856
3,279,696	Start Ltd., Series 2018-1-A	4.09%	(a)	05/15/2043	3,283,047
273,454	Start Ltd., Series 2019-2-A	3.54%	(a)	11/15/2044	272,861
4,428,683	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87%	(a)	07/20/2048	4,767,921
5,293,375	Sunnova Sol LLC, Series 2020-1A-A	3.35%	(a)	02/01/2055	5,507,815
4,777,006	Sunrun Atlas Issuer LLC, Series 2019-2-A	3.61%	(a)	02/01/2055	5,088,087
14,716,373	Upgrade Master Credit Pass-Thru Trust, Series 2021-ST3-A	2.50%	(a)	07/15/2027	14,916,810
4,414,987	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	12.98%	(a)(b)	07/15/2027	4,478,090
16,461,243	Upgrade Master Pass-Thru Trust, Series 2021-PT4-A	9.39%	(a)(b)	08/15/2027	16,596,933
7,054,144	Upstart Pass-Through Trust, Series 2021-ST2-A	2.50%	(a)	04/20/2027	7,131,386
1,961,659	Upstart Securitization Trust, Series 2020-2-A	2.31%	(a)	11/20/2030	1,983,915
17,250,000	Upstart Securitization Trust, Series 2021-2-C	3.61%	(a)	06/20/2031	17,472,837
2,989,918	Upstart Securitization Trust, Series 2021-3-A	0.83%	(a)	07/20/2031	2,991,519
5,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66%	(a)	07/20/2031	4,998,361
6,000,000	Upstart Securitization Trust, Series 2021-3-C	3.28%	(a)	07/20/2031	6,019,213
12,450,000	Upstart Securitization Trust, Series 2021-4-B	1.84%	(a)	09/20/2031	12,474,874
15,550,000	Upstart Securitization Trust, Series 2021-4-C	3.19%	(a)	09/20/2031	15,580,262
4,500,000	US Auto Funding LLC, Series 2021-1A-C	2.20%	(a)	05/15/2026	4,489,275
8,000,000	Vantage Data Centers Issuer LLC, Series 2020-2A-A2	1.99%	(a)	09/15/2045	7,968,092
5,000,000	VB-S1 Issuer LLC, Series 2018-1A-C	3.41%	(a)	02/15/2048	5,061,486
2,500,000	VB-S1 Issuer LLC, Series 2020-1A-C2	3.03%	(a)	06/15/2050	2,609,370
11,578,988	Vivint Solar Financing LLC, Series 2020-1A-A	2.21%	(a)	07/31/2051	11,483,500
12,125,329	Wave LLC, Series 2019-1-A	3.60%	(a)	09/15/2044	12,133,187

Total Asset Backed Obligations (Cost $506,020,359)					510,713,746

Bank Loans - 4.3%
1,315,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/20/2028	1,361,295
2,099,756	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		02/27/2025	2,092,103
1,909,142	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		02/16/2027	1,894,824
677,083	Acuris Finance US, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		02/16/2028	680,228
3,210,000	ADMI Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/23/2027	3,212,295
430,000	Aegion Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/17/2028	433,762
3,309,747	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		01/05/2026	3,297,336
2,364,444	AI Aqua Merger Sub, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		07/31/2028	2,374,789
850,000	Air Canada, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		08/11/2028	854,603
1,545,153	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	1,535,009
495,802	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	497,128
1,741,408	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		05/09/2025	1,730,820
403,131	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/05/2027	404,028
3,211,000	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/12/2028	3,217,374
2,714,149	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	2,696,141
450,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	453,580
279,300	Alpha 3 B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	279,271
2,135,374	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/17/2028	2,133,377
1,224,053	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/01/2027	1,225,075
920,700	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		01/29/2027	885,368
448,293	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		12/15/2023	439,701
457,700	American Residential Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/15/2027	458,272
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
803,936	(1 Month LIBOR USD + 7.50%, 1.00% Floor) (1 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	804,881
89,326	(3 Month LIBOR USD + 7.50%, 1.00% Floor) (3 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	89,431
2,154,600	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	2,147,328
1,360,899	AmWINS Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		02/22/2028	1,354,101
2,521,881	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/19/2024	2,524,731
1,080,000	APX Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/10/2028	1,078,142
2,184,497	Arches Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	2,176,142
653,175	Arctic Glacier USA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	624,191
877,800	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/06/2025	874,513
2,495,449	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	2,497,458
2,513,983	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/12/2027	2,501,928
1,948,291	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		12/23/2026	1,921,843
803,390	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		07/30/2027	792,544
295,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.33%		01/31/2028	294,509
2,130,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.33%		01/19/2029	2,122,811
1,330,000	At Home Group, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%		07/24/2028	1,334,156
1,660,611	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.38%		02/11/2026	1,667,461
1,271,813	Atlas Purchaser, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		05/08/2028	1,258,032
1,296,750	Autokiniton US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.50% Floor)	5.00%		04/06/2028	1,298,371
1,505,000	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		12/15/2027	1,508,657
1,047,606	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		12/15/2027	1,050,633
603,774	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan	4.25%	(d)	07/15/2028	604,293
2,596,226	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		07/17/2028	2,598,459
1,272,145	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		07/24/2026	1,265,588
544,989	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/02/2025	544,921
365,000	Bingo Industries Ltd., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/14/2028	365,000
2,851,565	Bioscrip, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/06/2026	2,854,060
2,083,211	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/16/2025	2,070,191
2,768,063	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		06/05/2028	2,762,872
1,854,750	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.88%		10/02/2025	1,847,025
806,425	Brand Industrial Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	801,098
1,451,384	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/28/2024	1,160,200
1,156,907	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		08/01/2025	1,150,203
219,580	Brown Group Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		06/07/2028	219,699
823,775	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	825,628
2,551,972	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		12/23/2024	2,540,118
1,732,974	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		07/21/2025	1,736,457
215,600	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		08/12/2026	213,309
2,482,059	Camelot U.S. Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		10/30/2026	2,478,696
612,250	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		06/30/2025	610,147
2,553,471	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.88%		01/29/2027	2,536,975
3,205,000	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		07/14/2026	3,229,951
	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan
1,207,341	(1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	1,210,297
603,671	(3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	1,204,504
1,253,700	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	1,257,912
1,470,000	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan	4.00%	(d)	09/22/2028	1,473,940
2,265,932	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		03/31/2025	2,258,862
2,181,490	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		04/30/2026	2,174,673
1,374,863	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.63%		08/21/2026	1,348,541
1,366,401	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.90%		09/18/2024	1,287,457
3,184,711	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/08/2027	3,192,020
2,074,800	Cologix Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		05/01/2028	2,081,284
152,890	Columbus McKinnon Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		05/15/2028	152,699
2,126,768	CommerceHub, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/29/2027	2,132,978
1,680,921	Compass Power Generation, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,682,602
1,605,000	Conair Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/17/2028	1,608,178
659,950	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	661,187
1,014,750	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.38%		05/13/2027	1,017,449
2,121,699	Constant Contact, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/10/2028	2,119,047
3,215,000	Corelogic, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/02/2028	3,215,675
1,905,000	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan	4.25%	(d)	09/21/2028	1,904,409
3,206,656	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	3,201,012
1,157,941	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		07/17/2025	1,144,098
516,750	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		01/15/2026	510,614
2,524,776	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		11/29/2024	2,518,275
458,448	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.59%		03/17/2025	457,822
1,311,891	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	1,304,394
2,131,861	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		10/16/2026	2,134,825
1,055,000	DCert Buyer, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.08%		02/19/2029	1,067,196
3,192,128	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	3,205,343
2,378,258	Delta 2 (Lux) SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	2,375,653
2,657,175	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	2,664,283
275,000	Delta Topco, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%		12/01/2028	278,666
1,197,000	DexKo Global, Inc., Senior Secured First Lien Term Loan	4.25%	(d)	09/24/2028	1,197,497
228,000	DexKo Global, Inc., Senior Secured First Lien Term Loan	4.25%	(d)	09/24/2028	228,095
483,729	DG Investment Intermediate Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	(m)	03/31/2028	485,974
2,309,364	DG Investment Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/31/2028	2,320,079
250,000	DG Investment Intermediate Holdings, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		03/19/2029	251,875
2,530,000	Diamond (BC) B.V., Senior Secured First Lien Term Loan	3.50%		09/15/2028	2,535,085
717,893	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		08/24/2026	450,176
2,144,400	DIRECTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		08/02/2027	2,148,196
	DT Midstream, Inc., Senior Secured First Lien Term Loan
655,358	(6 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		06/26/2028	655,921
72,817	(3 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		06/26/2028	72,880
621,888	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		04/06/2026	609,597
334,349	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		04/06/2026	327,740
2,680,000	EAB Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/16/2028	2,669,615
653,916	EG America LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%		03/31/2026	654,734
814,088	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.13%		02/06/2025	812,753
80,000	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan	6.00%	(d)(m)	07/28/2028	80,200
800,000	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		07/28/2028	802,000
548,334	Endo Luxembourg Finance Company I SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		03/27/2028	537,483
2,528,663	Endurance International Group, Inc., The, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/10/2028	2,518,864
1,719,741	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		10/10/2025	1,535,557
119,395	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		02/04/2027	120,123
485,000	Everi Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		08/03/2028	484,547
1,018,974	EW Scripps Company, The, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%		05/01/2026	1,017,155
2,175,221	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/02/2024	2,186,097
860,197	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		12/15/2027	861,341
1,688,758	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		03/31/2025	1,682,560
1,127,777	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		01/29/2027	1,128,341
1,281,838	First Student Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	1,276,390
473,162	First Student Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	471,151
1,101,948	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.13%		06/30/2025	1,096,879
1,365,776	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		08/01/2024	1,274,439
2,192,515	Flexera Software LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	2,197,481
498,719	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	(c)	06/30/2027	498,719
493,217	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	493,525
2,640,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.34%		10/30/2026	2,647,590
1,387,466	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	1,389,637
325,000	Geon Performance Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/18/2028	327,741
1,368,075	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		02/19/2026	1,370,072
810,000	GIP II Blue Holding LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/29/2028	811,017
600,000	Global Medical Response, Inc., Senior Secured First Lien Term Loan	5.25%	(d)	03/14/2025	603,075
1,424,238	Global Medical Response, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	1,431,537
2,669,638	Gogo Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/28/2028	2,676,592
1,665,169	Golden Nugget, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%		10/04/2023	1,659,440
2,475,386	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		10/10/2025	2,476,042
1,577,848	Grab Holdings, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	1,598,881
1,325,677	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	1,326,227
1,505,190	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.13%		09/30/2026	1,508,953
1,920,488	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		03/06/2028	1,930,810
2,706,467	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	2,718,795
387,600	Greystone Select Financial LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		06/16/2028	392,203
1,330,000	Grinding Media, Inc., Senior Secured First Lien Term Loan	4.75%	(d)	09/22/2028	1,334,987
410,000	Groupe Solmax, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/29/2028	410,342
267,543	GTT Communications, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.88%	(f)	06/02/2025	228,080
927,782	Gulf Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	894,438
1,600,988	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		05/29/2028	1,599,322
400,000	HCRX Investments HoldCo LP, Senior Secured First Lien Term Loan	2.75%	(d)	07/15/2028	399,200
3,233,563	Heartland Dental LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		04/30/2025	3,230,329
2,154,286	Helios Software Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	3.92%		03/13/2028	2,154,555
762,450	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.64%		07/01/2026	763,403
2,117,352	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.77%		05/23/2025	2,114,271
281,000	Hightower Holding LLC, Senior Secured First Lien Term Loan	4.75%	(d)(m)	04/21/2028	281,395
1,124,000	Hightower Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		04/21/2028	1,125,579
1,081,825	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	1,081,149
818,089	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		07/21/2025	808,885
2,066,625	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	2,071,358
619,663	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		07/07/2025	628,958
832,566	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		07/03/2028	836,262
999,768	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		05/01/2026	993,624
1,768,075	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		02/25/2027	1,764,539
2,069,813	Ingram Micro, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/30/2028	2,077,316
563,859	Intelsat Jackson Holdings S.A., Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	(m)	07/13/2022	568,793
2,739,533	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/27/2023	2,780,626
2,483,775	ION Trading Finance Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%)	4.92%		03/31/2028	2,491,860
3,201,338	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	3.37%		12/15/2027	3,210,093
3,191,703	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		12/01/2025	3,193,698
1,019,935	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		01/02/2026	1,012,923
1,559,500	Ivanti Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	1,566,689
2,513,700	Jazz Pharmaceuticals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		05/05/2028	2,519,997
1,605,000	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/07/2028	1,564,875
957,842	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		02/05/2027	959,839
1,987,107	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/24/2026	1,988,209
1,408,550	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	1,377,738
1,231,368	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		07/02/2025	1,234,447
460,000	KKR Apple Bidco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/14/2028	460,163
1,945,225	Kleopatra Finco SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.50% Floor)	5.25%		02/12/2026	1,953,745
577,100	Kodiak BP LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/10/2028	577,821
1,906,048	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	1,864,191
	LBM Acquisition LLC, Senior Secured First Lien Term Loan
346,180	(1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	343,440
702,850	(3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	697,287
93,181	Lealand Finance Company B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.08%		06/30/2025	42,770
1,145,000	Liftoff Mobile, Inc., Senior Secured First Lien Term Loan	4.25%	(d)	09/30/2028	1,142,498
436,123	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		03/24/2025	433,670
2,044,550	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		08/31/2027	2,045,991
1,544,638	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		05/22/2026	1,545,472
1,078,294	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	1,068,859
1,417,340	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		06/30/2027	1,417,149
1,561,088	Madison IAQ LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		06/21/2028	1,560,760
363,667	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/19/2027	365,145
875,821	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		08/29/2025	863,122
3,192,000	Mavis Tire Express Services Topco Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		05/04/2028	3,203,427
2,150,788	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		08/31/2026	2,149,950
548,489	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.63%		03/02/2026	546,363
1,085,000	MIC Glen LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/21/2028	1,080,796
822,938	Michaels Companies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		04/14/2028	824,711
3,176,461	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	3,188,373
1,085,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	1,153,832
2,253,978	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		03/27/2026	2,245,717
	Mirion Technologies, Inc., Senior Secured First Lien Term Loan
271,517	(3 Month LIBOR USD + 4.00%)	4.08%		03/06/2026	272,366
11,313	(3 Month LIBOR USD + 4.00%)	4.15%		03/06/2026	11,349
1,603,392	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		05/14/2026	1,600,137
1,862,900	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		11/29/2024	1,863,198
335,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.33%		12/01/2025	335,539
440,865	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.58%		11/28/2025	402,172
1,455,000	Monogram Food Solutions LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/28/2028	1,458,637
438,586	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		11/12/2026	425,551
57,643	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		11/12/2026	55,930
2,700,000	Mozart Debt Merger Sub, Inc., Senior Secured First Lien Term Loan	3.75%	(d)	09/30/2028	2,686,500
585,731	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		10/19/2026	586,097
527,850	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.63%		08/28/2026	523,891
74,446	New Frontera Holdings LLC, Senior Secured Second Lien Term Loan (Prime Rate + 0.50%, 1.00% Floor)	3.75%		07/28/2028	42,248
2,477,628	Numericable U.S. LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.12%		08/14/2026	2,474,531
1,090,000	Olympus Water US Holding Corporation, Senior Secured First Lien Term Loan	4.25%	(d)	10/01/2028	1,089,886
77,344	OneDigital Borrower LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%	(m)	11/16/2027	77,763
2,385,668	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	2,398,598
2,488,763	Organon & Company, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/02/2028	2,498,095
605,267	Ortho-Clinical Diagnostics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/30/2025	605,458
1,080,000	Oryx Midstream Services Permian Basin LLC, Senior Secured Second Lien Term Loan	3.75%	(d)	09/30/2028	1,074,600
295,556	Osmosis Buyer Limited, Senior Secured First Lien Term Loan	4.50%		07/30/2028	296,849
389,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		10/24/2025	382,970
3,195,384	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		11/30/2027	3,203,388
2,694,123	Packers Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/06/2028	2,685,704
2,028,216	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/28/2027	2,033,713
2,507,602	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		09/27/2024	2,508,304
2,681,900	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		12/28/2027	2,674,364
2,367,150	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		03/31/2027	2,365,422
487,460	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		05/29/2026	486,334
3,196,581	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/01/2028	3,204,077
2,457,650	Petco Health and Wellness Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/03/2028	2,460,058
3,190,000	PetSmart, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/11/2028	3,201,388
523,336	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	524,155
1,298,563	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	1,279,694
2,115,000	Phoenix Newco, Inc., Senior Secured First Lien Term Loan	4.00%	(d)	08/11/2028	2,117,982
1,697,807	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	1,688,265
489,041	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.09%		01/21/2028	489,736
1,093,727	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	1,072,410
2,422,825	PODS LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		03/31/2028	2,427,368
	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan
563,568	(6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	564,273
23,482	(3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	23,511
	Polar US Borrower LLC, Senior Secured First Lien Term Loan	7.00%
15,979	(Prime Rate + 3.75%)	7.00%		10/15/2025	15,979
1,581,911	(1 Month LIBOR USD + 4.75%)	4.87%		10/15/2025	1,581,911
2,530,000	Polaris Newco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		06/02/2028	2,538,438
952,186	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	947,130
	PQ Corporation, Senior Secured First Lien Term Loan
316,008	(1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		06/09/2028	316,536
122,892	(3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		06/09/2028	123,097
206,916	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		07/03/2028	207,834
661,586	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		03/11/2026	640,590
1,596,563	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		07/31/2026	1,600,554
	Presidio Holdings, Inc., Senior Secured First Lien Term Loan
267,366	(3 Month LIBOR USD + 3.50%)	3.63%		01/22/2027	267,659
14,072	(1 Month LIBOR USD + 3.50%)	3.59%		01/22/2027	14,087
1,225,000	Pretium PKG Holdings, Inc., Senior Secured First Lien Term Loan	4.50%	(d)	09/22/2028	1,227,971
275,000	Pretium PKG Holdings, Inc., Senior Secured Second Lien Term Loan	7.25%	(d)	09/22/2029	277,062
3,174,742	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.09%		04/26/2024	3,177,298
2,180,000	Prometric Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		01/29/2025	2,170,462
1,460,000	Proofpoint, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/31/2028	1,454,160
1,638,227	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/12/2027	1,604,774
545,000	Quikrete Holdings, Inc., Senior Secured First Lien Term Loan	3.08%	(d)	06/11/2028	544,014
2,183,371	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		09/25/2026	2,184,004
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
1,996,162	(1 Month LIBOR USD + 4.25%)	4.35%		07/09/2025	1,997,130
1,172,349	(1 Month LIBOR USD + 4.25%)	4.33%		07/09/2025	1,172,918
1,825,000	RadNet Management, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/24/2028	1,824,434
	Redstone Holdco 2 LP, Senior Secured First Lien Term Loan
1,029,600	(3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/27/2028	1,016,303
400,400	(1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/27/2028	395,229
1,876,491	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		11/14/2025	1,876,163
2,047,713	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		05/30/2025	2,033,635
640,000	Renaissance Holding Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.08%		05/29/2026	643,600
716,400	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		02/17/2028	719,982
127,193	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%)	7.00%		12/17/2021	18,443
1,057,013	Riverbed Technology, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		12/31/2025	951,311
858,846	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		02/22/2024	849,875
344,157	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	342,813
548,606	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	546,464
1,401,488	Savage Enterprises LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/15/2028	1,403,015
1,867,067	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		08/14/2024	1,861,120
702,730	SCIH Salt Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/16/2027	704,434
1,454,275	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	1,388,942
1,736,624	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		12/31/2025	1,724,824
2,532,667	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		08/01/2025	2,523,968
2,518,600	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%		09/30/2026	2,480,834
1,718,243	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		06/13/2025	1,720,752
937,044	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		04/17/2026	921,718
335,000	Skillsoft Finance II, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/14/2028	337,094
905,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	963,771
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
411,264	(1 Month LIBOR USD + 2.50%)	2.58%		01/23/2025	405,609
1,006,887	(3 Month LIBOR USD + 2.50%)	2.63%		01/23/2025	993,042
1,254,338	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		02/05/2024	1,243,652
1,461,277	Solenis International LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		06/26/2025	1,463,367
80,000	Solenis International LP, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.50%)	8.58%		06/26/2026	80,150
2,451,475	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/07/2027	2,463,475
2,720,922	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		06/27/2025	2,712,909
189,220	Southern Veterinary Partners LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	190,166
1,604,385	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	1,612,407
1,890,263	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	1,897,672
3,220,000	SRS Distribution, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		06/02/2028	3,223,349
863,453	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.13%		04/16/2026	825,677
645,434	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		10/01/2025	641,965
911,856	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.38%		07/21/2026	909,882
3,185,000	Sunset Debt Merger Sub, Inc., Senior Secured First Lien Term Loan	4.75%	(d)	09/17/2028	3,167,100
453,123	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/01/2026	454,908
2,276,198	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.62%		03/05/2027	2,267,014
1,675,000	Sweetwater Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/07/2028	1,673,953
256,433	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/01/2024	259,318
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
449,414	(2 Month LIBOR USD + 3.00%)	3.11%		05/29/2026	448,290
449,414	(3 Month LIBOR USD + 3.00%)	3.13%		05/29/2026	448,290
973,729	(2 Month LIBOR USD + 3.00%)	3.10%		05/29/2026	971,296
799,201	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	781,219
827,925	Tecta America Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		04/06/2028	831,030
1,460,468	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.84%		12/07/2026	1,324,257
2,384,805	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	2,392,508
1,577,033	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		12/17/2026	1,575,606
48,661	TGP Holdings III LLC, Senior Secured First Lien Term Loan	4.25%	(d)(m)	06/29/2028	48,722
369,043	TGP Holdings III LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		06/29/2028	369,506
3,027,549	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		02/06/2026	3,029,018
3,280,837	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		04/07/2028	3,278,278
1,260,000	The Edelman Financial Engines Centre LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.83%		07/20/2026	1,271,416
120,675	The Hillman Group, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	(m)	07/14/2028	120,675
503,819	The Hillman Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		07/14/2028	503,819
2,532,319	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.84%		06/30/2026	2,521,253
155,000	TIBCO Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.34%		03/03/2028	156,976
825,000	Tiger Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		06/01/2028	823,069
2,067,635	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.17%		03/28/2025	2,033,333
1,149,101	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		01/25/2024	1,078,719
1,154,401	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	1,200,369
429,369	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.15%		05/29/2026	370,867
1,211,732	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%		09/27/2024	1,214,574
	TricorBraun Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan
101,716	(6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	(m)	03/03/2028	101,284
129,456	(1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	(m)	03/03/2028	128,907
1,026,059	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	1,021,703
271,491	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan	4.50%	(d)	09/17/2028	272,282
38,509	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan	4.50%	(d)	09/17/2028	38,622
2,065,738	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/17/2024	2,066,885
3,221,925	Triton Water Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		03/31/2028	3,221,732
1,609,369	Truck Hero, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		01/31/2028	1,608,025
3,360,000	Twin River Worldwide Holdings, Inc., Senior Secured First Lien Term Loan	3.75%	(d)	08/06/2028	3,363,277
1,059,200	U.S. Silica Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/01/2025	1,039,510
2,113,615	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		04/04/2025	2,116,987
63,496	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/25/2027	63,575
2,321,549	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		04/29/2026	2,318,809
781,620	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/13/2026	784,063
94,073	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		05/04/2026	94,363
2,367,398	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		05/04/2026	2,375,187
210,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	214,112
631,123	Ultra Clean Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/27/2025	633,096
2,646,039	United Airlines, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/21/2028	2,670,250
1,128,287	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		10/22/2025	1,129,263
329,138	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		07/01/2026	328,752
1,391,500	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		11/20/2026	1,393,462
890,974	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	875,845
3,187,174	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		08/27/2025	3,195,796
	Vertical Midco GMBH, Senior Secured First Lien Term Loan
543,731	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/30/2027	545,392
1,927,774	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/30/2027	1,933,663
735,000	Viad Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.50% Floor)	5.50%		07/31/2028	735,000
895,000	Victoria’s Secret Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/02/2028	893,881
2,458,056	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		02/26/2027	2,459,593
252,447	VT Topco, Inc., Senior Secured First Lien Term Loan	4.50%	(d)(m)	08/01/2025	252,369
1,442,553	VT Topco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/01/2025	1,442,106
2,085,000	W.R. Grace Holdings LLC, Senior Secured First Lien Term Loan	4.25%	(d)	09/22/2028	2,095,102
1,694,549	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		02/05/2026	1,681,315
709,570	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	693,097
3,065,000	Waterlogic Holdings Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	4.89%		08/04/2028	3,070,762
1,275,000	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/03/2028	1,275,287
680,000	Wheel Pros, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		05/11/2028	680,564
1,820,438	WIN Waste Innovations Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		03/24/2028	1,821,958
2,670,000	WWEX UNI TopCo Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		07/26/2028	2,681,868
692,145	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		03/09/2027	686,839
1,175,000	Zebra Buyer LLC, Senior Secured First Lien Term Loan	3.75%	(d)	04/22/2028	1,180,035
2,462,771	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		09/30/2026	2,455,629
850,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		04/28/2028	844,097

Total Bank Loans (Cost $503,620,166)					507,181,631

Collateralized Loan Obligations - 3.2%
875,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.63%	(a)	07/15/2026	878,426
1,000,000	AIMCO, Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	2.68%	(a)	04/17/2031	987,645
1,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	2.73%	(a)	04/15/2031	971,979
1,500,000	Apidos Ltd., Series 2015-20A-CR (3 Month LIBOR USD + 2.95%)	3.08%	(a)	07/16/2031	1,488,662
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	3.72%	(a)	05/28/2030	5,005,927
4,500,000	Avery Point Ltd., Series 2015-7A-DR (3 Month LIBOR USD + 3.60%)	3.73%	(a)	01/15/2028	4,511,553
5,000,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.08%	(a)	10/20/2030	4,997,900
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.73%	(a)	01/20/2031	3,368,597
3,250,000	Babson Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	3.73%	(a)	07/18/2029	3,258,027
6,455,000	Bain Capital Credit Ltd., Series 2016-2A-DRR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	3.98%	(a)	01/15/2029	6,472,161
500,000	Bain Capital Credit Ltd., Series 2017-2A-DR2 (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.24%	(a)	07/25/2034	502,754
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	2.73%	(a)	04/15/2031	1,980,589
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	3.03%	(a)	07/20/2029	5,029,907
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.03%	(a)	10/15/2030	2,004,049
3,000,000	Barings Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.78%	(a)	04/15/2036	3,013,926
2,250,000	Barings Ltd., Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.53%	(a)	04/15/2036	2,259,435
5,000,000	Barings Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.20%	(a)	10/15/2036	5,000,000
1,000,000	Barings Ltd., Series 2021-2A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.25%	(a)	07/15/2034	1,000,045
3,000,000	BlueMountain Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 4.15%, 4.15% Floor)	4.28%	(a)	01/20/2029	3,012,286
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	2.73%	(a)	04/20/2031	3,739,780
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.22%	(a)	11/15/2030	1,918,426
2,400,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	3.13%	(a)	10/20/2030	2,376,028
1,000,000	Buckhorn Park Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.21%	(a)	07/18/2034	1,003,200
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	3.13%	(a)	07/15/2030	4,511,247
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.88%	(a)	01/30/2031	2,640,883
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	2.93%	(a)	07/15/2031	2,985,711
1,500,000	Canyon Capital Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.11%	(a)	07/15/2030	1,496,619
4,000,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.03%	(a)	07/15/2031	3,950,005
2,500,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.23%	(a)	04/15/2034	2,500,809
1,000,000	Canyon Capital Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.15%	(a)	07/15/2034	998,907
5,000,000	Carlyle Global Market Strategies Ltd., Series 2016-3A-DRR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.45%	(a)	07/20/2034	5,019,031
2,500,000	Carlyle US Ltd., Series 2016-4A-CR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	2.93%	(a)	10/20/2027	2,439,435
9,000,000	Carlyle US Ltd., Series 2021-9A-D (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.20%	(a)	10/20/2034	9,000,000
10,000,000	Catamaran Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.88%	(a)	01/18/2029	10,038,298
1,000,000	Catamaran Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.63%	(a)	10/25/2031	1,003,259
5,000,000	CIFC Funding Ltd., Series 2015-4A-CR2 (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	04/20/2034	4,988,071
4,500,000	CIFC Funding Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.50%)	3.63%	(a)	04/23/2029	4,504,767
1,000,000	CIFC Funding Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	2.98%	(a)	07/18/2031	999,279
4,500,000	Columbia Cent Ltd., Series 2020-29A-B1 (3 Month LIBOR USD + 2.46%, 2.46% Floor)	2.59%	(a)	07/20/2031	4,519,413
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	2.73%	(a)	04/17/2030	3,246,994
2,006,000	Dryden Ltd., Series 2016-42A-DR (3 Month LIBOR USD + 2.93%)	3.06%	(a)	07/15/2030	2,005,201
2,200,000	Dryden Ltd., Series 2016-43A-DR3 (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.38%	(a)	04/20/2034	2,213,366
10,000,000	Dryden Senior Loan Fund, Series 2014-33A-DR3 (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.78%	(a)	04/15/2029	10,038,787
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.22%	(a)	08/15/2031	2,997,750
2,000,000	Dryden Senior Loan Fund, Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	2.67%	(a)	05/15/2031	1,960,661
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.03%	(a)	07/15/2030	2,245,095
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	3.08%	(a)	10/15/2030	1,998,565
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	6.53%	(a)	10/15/2030	4,021,088
7,000,000	GoldenTree Loan Management Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	2.98%	(a)	04/20/2030	6,966,975
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	2.53%	(a)	01/18/2031	3,407,976
2,000,000	Grippen Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	3.43%	(a)	01/20/2030	1,998,312
279,960	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.83%	(a)	08/01/2025	280,732
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	3.79%	(a)	10/22/2025	1,391,954
5,000,000	Hayfin Kingsland Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%)	1.93%	(a)	04/28/2031	4,999,997
1,000,000	Hayfin Kingsland Ltd., Series 2019-1A-B1R (3 Month LIBOR USD + 1.85%, 1.85% Floor)	1.98%	(a)	04/28/2031	1,000,118
1,481,500	Highbridge Loan Management Ltd., Series 4A-2014-A2R (3 Month LIBOR USD + 1.50%)	1.63%	(a)	01/28/2030	1,478,537
2,500,000	Highbridge Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.03%	(a)	07/20/2030	2,440,368
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	10/15/2030	1,467,571
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	2.88%	(a)	07/20/2031	3,887,093
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	3.58%	(a)	07/15/2027	2,007,575
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	2.93%	(a)	10/20/2027	2,012,168
4,000,000	LCM LP, Series 30A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	04/20/2031	4,012,451
2,000,000	LCM Ltd., Series 25A-D (3 Month LIBOR USD + 3.45%)	3.58%	(a)	07/20/2030	1,956,788
3,250,000	LCM Ltd., Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.08%	(a)	10/20/2030	3,169,671
4,000,000	Madison Park Funding Ltd., Series 2014-14A-DRR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.09%	(a)	10/22/2030	3,996,253
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	3.08%	(a)	10/21/2030	4,985,033
3,750,000	Madison Park Funding Ltd., Series 2019-34A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.48%	(a)	04/25/2032	3,757,768
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	2.98%	(a)	10/18/2031	3,996,101
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	2.82%	(a)	11/15/2028	1,505,519
1,000,000	Magnetite Ltd., Series 2021-31A-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15%	(a)	07/15/2034	1,000,111
1,000,000	Magnetite Ltd., Series 2021-31A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.15%	(a)	07/15/2034	999,958
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.18%	(a)	10/20/2030	1,005,013
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2014-18A-CR2 (3 Month LIBOR USD + 3.00%)	3.13%	(a)	10/21/2030	1,982,126
3,500,000	Neuberger Berman Loan Advisers Ltd., Series 2016-23A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.03%	(a)	10/17/2027	3,513,099
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.23%	(a)	10/19/2031	2,509,352
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-DR (3 Month LIBOR USD + 2.70%, 2.70% Floor)	2.83%	(a)	01/20/2032	2,001,329
6,000,000	Oak Hill Credit Partners Ltd., Series 2014-10RA-D1R (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.18%	(a)	04/20/2034	6,054,430
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.03%	(a)	07/15/2029	5,621,756
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	07/17/2030	1,992,320
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR2 (3 Month LIBOR USD + 2.50%)	2.63%	(a)	01/25/2031	1,940,100
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.87%	(a)	02/14/2031	2,235,959
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	5.59%	(a)	01/22/2030	2,371,033
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	3.08%	(a)	07/15/2030	9,995,000
5,460,000	Octagon Investment Partners Ltd., Series 2017-1A-CR (3 Month LIBOR USD + 3.30%)	3.43%	(a)	03/17/2030	5,480,659
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.33%	(a)	03/17/2030	1,766,573
1,500,000	Octagon Investment Partners Ltd., Series 2018-18A-C (3 Month LIBOR USD + 2.70%)	2.83%	(a)	04/16/2031	1,474,448
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	2.98%	(a)	07/25/2030	2,482,153
1,000,000	Octagon Investment Partners Ltd., Series 2020-5A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.53%	(a)	01/15/2033	1,005,034
1,000,000	OHA Credit Funding Ltd., Series 2016-13A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.35%	(a)	10/25/2034	1,000,094
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.18%	(a)	10/20/2030	1,991,428
5,000,000	Race Point Ltd., Series 2013-8A-DR2 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	3.63%	(a)	02/20/2030	5,018,765
3,500,000	Sound Point Ltd., Series 2016-2A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	3.98%	(a)	10/20/2028	3,513,934
9,000,000	Sound Point Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.79%	(a)	01/23/2029	9,051,132
7,000,000	Sound Point Ltd., Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.45%	(a)	07/15/2034	7,044,947
500,000	Sound Point Ltd., Series 2019-4A-D (3 Month LIBOR USD + 4.11%, 4.11% Floor)	4.24%	(a)	01/15/2033	503,638
2,000,000	Sound Point Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.50%	(a)	07/20/2034	2,013,440
4,000,000	Sound Point Ltd., Series 2020-3A-D (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.78%	(a)	01/25/2032	4,021,246
1,250,000	Sound Point Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.38%	(a)	10/25/2034	1,258,490
10,000,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.73%	(a)	01/15/2030	9,922,384
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.18%	(a)	10/15/2031	3,011,274
2,500,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	2.78%	(a)	04/15/2028	2,500,715
1,000,000	Upland Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 2.90%)	3.03%	(a)	04/20/2031	996,523
2,000,000	Venture Ltd., Series 2013-14A-BRR (3 Month LIBOR USD + 1.55%, 1.55% Floor)	1.67%	(a)	08/28/2029	2,004,312
2,000,000	Venture Ltd., Series 2014-18A-BR (3 Month LIBOR USD + 1.65%)	1.78%	(a)	10/15/2029	2,002,514
1,000,000	Verde Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.38%	(a)	04/15/2032	1,001,511
3,000,000	Voya Ltd., Series 2014-1A-CR2 (3 Month LIBOR USD + 2.80%)	2.93%	(a)	04/18/2031	2,920,755
2,000,000	Voya Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.09%	(a)	07/23/2027	1,991,909
3,000,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	3.28%	(a)	04/20/2034	2,998,975
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.88%	(a)	07/15/2031	3,932,083
5,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.34%	(a)	07/20/2032	5,000,000
2,250,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	07/18/2031	2,190,938
1,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.88%	(a)	01/15/2031	942,714
4,000,000	Wind River Ltd., Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.54%	(a)	10/22/2031	3,925,019
3,000,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	2.98%	(a)	07/15/2028	2,997,902
3,000,000	Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	3.85%	(a)	04/18/2036	2,971,738
5,000,000	Wind River Ltd., Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	3.98%	(a)	04/15/2035	5,053,134
4,000,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.03%	(a)	07/15/2030	3,878,460
2,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	3.13%	(a)	07/15/2030	2,483,531
3,000,000	Wind River Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.08%	(a)	01/20/2031	2,985,881

Total Collateralized Loan Obligations (Cost $375,189,785)					374,383,342

Foreign Corporate Bonds - 7.4%
1,500,000	Adani International Container Terminal Pvt Ltd.	3.00%	(a)	02/16/2031	1,458,874
1,500,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	1,579,051
500,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	478,508
4,500,000	AES Andres B.V.	5.70%	(a)	05/04/2028	4,651,402
3,400,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	3,602,861
2,600,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%	(a)	10/07/2079	2,755,129
8,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	9,355,104
500,000	AES Panama Generation Holdings SRL	4.38%		05/31/2030	516,125
3,500,000	AES Panama Generation Holdings SRL	4.38%	(a)	05/31/2030	3,612,875
3,200,000	AI Candelaria Spain SLU	5.75%	(a)	06/15/2033	3,185,584
1,000,000	Air Canada	3.88%	(a)	08/15/2026	1,010,300
800,000	Altice Financing S.A.	5.00%	(a)	01/15/2028	772,568
1,175,000	Altice France S.A.	7.38%	(a)	05/01/2026	1,220,649
1,305,000	Altice France S.A.	6.00%	(a)	02/15/2028	1,255,306
2,100,000	Altice France S.A.	5.13%	(a)	07/15/2029	2,061,874
1,660,000	Altice France S.A.	5.50%	(a)	10/15/2029	1,645,338
12,070,000	Anglo American Capital PLC	4.50%	(a)	03/15/2028	13,619,927
4,060,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%		02/01/2046	4,998,239
8,205,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	9,813,334
2,200,000	Antofagasta PLC	2.38%		10/14/2030	2,125,772
540,000	ARD Finance S.A. (7.25% PIK)	6.50%	(a)	06/30/2027	574,344
15,257,000	Australia & New Zealand Banking Group Ltd. (5 Year CMT Rate + 1.70%)	2.57%	(a)	11/25/2035	14,822,343
1,781,163	Avation Capital S.A. (9.00% PIK)	8.25%	(a)	10/31/2026	1,507,995
12,170,000	Avolon Holdings Funding Ltd.	3.25%	(a)	02/15/2027	12,557,467
200,000	Baidu, Inc.	3.43%		04/07/2030	212,336
1,500,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	(a)	02/15/2029	1,606,200
2,400,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)(e)	04/22/2031	2,565,108
1,500,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%	(a)	07/01/2030	1,486,875
5,650,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	5,600,562
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,313,795
200,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%	(a)	01/28/2031	200,284
1,500,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%		01/28/2031	1,502,130
3,750,000	Banco General S.A. (10 Year CMT Rate + 3.67%)	5.25%	(a)(e)	05/07/2031	3,796,912
2,660,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	2,840,122
3,800,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	3,807,030
7,253,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	6,258,541
2,247,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	(a)	11/04/2026	1,938,914
7,900,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(e)	01/10/2028	8,821,338
2,521,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(e)	06/27/2029	2,814,444
500,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(e)	06/27/2029	558,200
4,400,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00%	(e)	09/23/2025	4,581,500
10,481,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	11,491,762
14,360,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	1.50%		05/16/2024	14,611,213
15,285,000	BAT Capital Corporation	3.46%		09/06/2029	16,109,345
3,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	3,131,685
800,000	BDO Unibank, Inc.	2.63%		10/24/2021	802,624
10,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	10,321,650
13,455,000	BNP Paribas S.A. (Secured Overnight Financing Rate + 15.07%)	3.05%	(a)	01/13/2031	14,103,000
13,405,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	1.26%	(a)	09/26/2023	13,452,247
1,120,000	Bombardier, Inc.	7.88%	(a)	04/15/2027	1,162,532
7,805,000	BPCE S.A.	1.00%	(a)	01/20/2026	7,682,767
3,500,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50%	(a)	01/23/2081	4,011,875
7,500,000	Canacol Energy Ltd.	7.25%		05/03/2025	7,846,950
700,000	Canacol Energy Ltd.	7.25%	(a)	05/03/2025	732,382
2,100,000	CAP S.A.	3.90%	(a)	04/27/2031	2,055,375
5,840,000	CCL Industries, Inc.	3.05%	(a)	06/01/2030	6,127,004
6,000,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	4,915,710
4,325,000	CI Financial Corporation	4.10%		06/15/2051	4,658,037
1,185,000	CIMB Bank BHD (3 Month LIBOR USD + 0.78%)	0.90%		10/09/2024	1,195,985
3,500,000	CK Hutchison International Ltd.	2.50%	(a)	05/08/2030	3,562,312
11,855,000	Commonwealth Bank of Australia	4.32%	(a)	01/10/2048	14,025,772
6,610,000	Cosan Overseas Ltd.	8.25%		12/29/2049	6,820,694
7,505,000	Credit Agricole S.A.	3.75%	(a)	04/24/2023	7,895,775
13,805,000	Credit Suisse Group AG (Secured Overnight Financing Rate + 0.98%)	1.31%	(a)	02/02/2027	13,504,828
6,150,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(e)	11/29/2022	4,445,220
5,700,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	5,677,286
250,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.92%)	3.30%	(e)	02/27/2025	257,018
2,000,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	2,146,380
1,100,000	Delek & Avner Tamar Bond Ltd.	5.41%	(a)	12/30/2025	1,103,140
1,197,510	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(a)	04/01/2025	1,067,783
1,776,982	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(e)	10/18/2021	1,461,052
4,600,000	Docuformas SAPI de C.V.	10.25%	(a)	07/24/2024	4,411,975
2,060,000	eG Global Finance PLC	8.50%	(a)	10/30/2025	2,148,230
3,322,020	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	3,409,838
8,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	5,641,960
5,900,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	5,882,300
3,400,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	3,367,190
6,150,000	Enbridge, Inc.	3.40%		08/01/2051	6,209,421
2,500,000	Engie Energia Chile S.A.	3.40%		01/28/2030	2,571,875
3,421,000	Equate Petrochemical B.V.	2.63%		04/28/2028	3,448,789
1,682,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.03%		11/20/2023	1,697,197
1,022,344	Fenix Power Peru S.A.	4.32%		09/20/2027	1,046,247
900,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	1,035,297
5,400,000	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(a)	03/31/2034	5,315,078
10,600,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	10,460,074
2,050,000	Garda World Security Corporation	4.63%	(a)	02/15/2027	2,052,562
1,450,000	Garda World Security Corporation	6.00%	(a)	06/01/2029	1,422,689
1,491,000	Geopark Ltd.	6.50%		09/21/2024	1,532,338
1,830,000	GFL Environmental, Inc.	4.00%	(a)	08/01/2028	1,818,562
4,000,000	Gilex Holding SARL	8.50%		05/02/2023	4,080,720
1,600,000	Gilex Holding SARL	8.50%	(a)	05/02/2023	1,632,288
7,203,000	Glencore Funding LLC	1.63%	(a)	04/27/2026	7,173,033
4,780,000	Glencore Funding LLC	3.38%	(a)	09/23/2051	4,551,324
2,000,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	(a)	04/16/2029	2,112,500
300,000	Gran Tierra Energy International Holdings Ltd.	6.25%	(a)	02/15/2025	259,993
10,498,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	9,098,039
3,500,000	Gran Tierra Energy, Inc.	7.75%	(a)	05/23/2027	3,038,490
3,310,000	Grifols Escrow Issuer S.A.	4.75%	(a)	10/15/2028	3,386,130
1,400,000	Grupo Aval Ltd.	4.38%	(a)	02/04/2030	1,384,950
6,567,890	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13%	(a)	05/22/2026	3,655,458
17,430,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	1.49%		09/12/2026	18,003,559
3,850,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	3,871,868
1,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,030,090
1,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	1,084,662
2,800,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,918,020
710,000	Intelligent Packaging Ltd.	6.00%	(a)	09/15/2028	745,145
1,585,000	Intelsat Jackson Holdings S.A.	5.50%	(f)	08/01/2023	886,483
2,506,527	Interoceanica Finance Ltd.	0.00%		11/30/2025	2,346,736
1,192,690	Invepar Holdings	0.00%	(c)(f)	12/30/2028	0
950,000	Investment Energy Resources Ltd.	6.25%	(a)	04/26/2029	1,027,187
1,800,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(a)(e)	02/27/2025	1,723,104
3,223,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(e)	02/27/2025	3,085,313
3,900,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	3,786,022
1,900,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	(e)	12/12/2022	1,919,162
1,400,000	JBS Finance Luxembourg SARL	3.63%	(a)	01/15/2032	1,428,014
1,500,000	JD.com, Inc.	3.38%		01/14/2030	1,575,495
1,300,000	JSW Hydro Energy Ltd.	4.13%	(a)	05/18/2031	1,292,902
5,644,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28%	(e)	10/14/2025	5,929,417
1,700,000	Korea Development Bank	1.00%		09/09/2026	1,681,979
2,900,000	Korea Development Bank	1.63%		01/19/2031	2,854,288
1,400,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	1,424,646
5,700,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	5,800,346
3,000,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	2,986,648
1,000,000	Korea Electric Power Corporation	1.13%		06/15/2025	995,549
900,000	Korea Hydro & Nuclear Power Co Ltd.	1.25%	(a)	04/27/2026	892,782
3,045,000	Kronos Acquisition Holdings, Inc.	5.00%	(a)	12/31/2026	3,045,000
1,595,000	Kronos Acquisition Holdings, Inc.	7.00%	(a)	12/31/2027	1,530,961
900,000	KT Corporation	1.00%		09/01/2025	889,970
4,300,000	KT Corporation	2.50%		07/18/2026	4,503,324
950,000	LG Chem Ltd.	2.38%	(a)	07/07/2031	936,589
2,027,588	Lima Metro Finance Ltd.	5.88%		07/05/2034	2,375,786
12,925,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	14,077,986
6,456,240	LLPL Capital Pte Ltd.	6.88%	(a)	02/04/2039	7,602,804
5,475,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.02%)	3.19%	(a)	11/28/2023	5,638,873
7,884,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	8,283,883
6,400,000	Macquarie Group Ltd. (Secured Overnight Financing Rate + 0.91%)	1.63%	(a)	09/23/2027	6,371,863
7,400,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	7,429,896
1,340,000	Mattamy Group Corporation	4.63%	(a)	03/01/2030	1,371,584
1,400,000	Medco Bell Pte Ltd.	6.38%	(a)	01/30/2027	1,414,028
1,450,000	MEG Energy Corporation	7.13%	(a)	02/01/2027	1,524,240
280,000	MEG Energy Corporation	5.88%	(a)	02/01/2029	286,776
1,500,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	1,660,059
6,100,000	Minejesa Capital B.V.	4.63%		08/10/2030	6,333,996
6,600,000	Minejesa Capital B.V.	5.63%		08/10/2037	6,981,150
7,500,000	Minerva Luxembourg S.A.	4.38%	(a)	03/18/2031	7,254,000
14,475,000	Mitsubishi UFJ Financial Group, Inc.	1.41%		07/17/2025	14,564,738
9,185,000	National Australia Bank Ltd.	2.99%	(a)	05/21/2031	9,301,363
7,780,000	NatWest Markets PLC	0.80%	(a)	08/12/2024	7,765,739
6,460,000	NBN Company Ltd.	1.45%	(a)	05/05/2026	6,437,457
2,000,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65%	(a)(e)	01/15/2025	2,132,500
4,150,000	Nexa Resources S.A.	5.38%		05/04/2027	4,362,729
900,000	NongHyup Bank	1.25%	(a)	07/20/2025	897,231
12,519,000	Nutrien Ltd.	4.20%		04/01/2029	14,266,929
6,365,000	NXP Funding LLC	3.88%	(a)	06/18/2026	7,015,709
2,000,000	Oleoducto Central S.A.	4.00%		07/14/2027	2,062,500
6,300,000	ONGC Videsh Ltd.	3.75%		07/27/2026	6,653,875
2,000,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	2,067,820
500,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	552,617
628,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	634,716
500,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	541,288
5,100,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	5,091,993
3,200,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	3,194,976
7,900,000	Pampa Energia S.A.	7.50%		01/24/2027	7,295,650
150,000	Pampa Energia S.A.	9.13%		04/15/2029	140,126
2,688,513	Panama Metro Line SP	0.00%	(a)	12/05/2022	2,655,283
313,884	Panama Metro Line SP	0.00%		12/05/2022	310,004
1,300,000	Parkland Corporation	4.50%	(a)	10/01/2029	1,319,305
7,600,000	Peru LNG SRL	5.38%		03/22/2030	6,170,174
3,600,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	3,918,870
950,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	885,637
6,300,000	Petronas Capital Ltd.	2.48%	(a)	01/28/2032	6,275,624
5,800,000	POSCO	2.38%		01/17/2023	5,918,973
1,900,000	POSCO	2.75%		07/15/2024	1,990,050
1,030,000	Primo Water Holdings, Inc.	4.38%	(a)	04/30/2029	1,028,563
4,100,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	4,147,062
500,000	PSA Treasury Pte Ltd.	2.25%		04/30/2030	510,844
800,000	PTTEP Treasury Center Company Ltd.	2.59%	(a)	06/10/2027	829,230
2,750,000	Reliance Industries Ltd.	5.40%		02/14/2022	2,795,382
2,300,000	SA Global Sukuk Ltd.	2.69%	(a)	06/17/2031	2,323,959
1,010,000	Seaspan Corporation	5.50%	(a)	08/01/2029	1,031,685
3,850,000	Shinhan Financial Group Co Ltd. (5 Year CMT Rate + 2.06%)	2.88%	(a)(e)	05/12/2026	3,826,092
800,000	SingTel Group Treasury Pte Ltd.	1.88%		06/10/2030	785,461
177,340	Star Energy Geothermal Wayang Windu Ltd.	6.75%	(a)	04/24/2033	203,276
4,300,495	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	4,929,442
9,829,971	Stoneway Capital Corporation	10.00%	(f)	03/01/2027	2,605,041
1,840,000	Superior Plus LP	4.50%	(a)	03/15/2029	1,902,100
800,000	Suzano Austria GmbH	3.13%		01/15/2032	773,600
350,000	Sydney Airport Finance Company Pty Ltd.	3.63%	(a)	04/28/2026	376,370
790,000	Telesat LLC	4.88%	(a)	06/01/2027	728,155
794,000	Telesat LLC	6.50%	(a)	10/15/2027	689,593
8,800,000	Temasek Financial Ltd.	1.00%	(a)	10/06/2030	8,195,991
1,600,000	Temasek Financial Ltd.	1.00%		10/06/2030	1,490,180
5,500,000	Tencent Holdings Ltd.	2.39%	(a)	06/03/2030	5,410,874
984,000	Tervita Corporation	11.00%	(a)	12/01/2025	1,115,123
500,000	Titan Acquisition Ltd.	7.75%	(a)	04/15/2026	511,625
5,000,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	5,696,197
500,000	Transelec S.A.	3.88%		01/12/2029	543,120
24,956,000	TSMC Global Ltd.	1.25%	(a)	04/23/2026	24,723,073
985,971	UEP Penonome S.A.	6.50%		10/01/2038	1,032,331
5,422,839	UEP Penonome S.A.	6.50%	(a)	10/01/2038	5,677,821
900,000	UltraTech Cement Ltd.	2.80%		02/16/2031	867,587
13,600,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(e)	01/29/2025	10,387,952
4,700,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	4,667,453
6,600,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	(e)	10/19/2023	6,846,807
5,600,000	Vedanta Resources Finance PLC	9.25%	(a)	04/23/2026	5,343,324
10,800,000	Vedanta Resources Ltd.	6.13%		08/09/2024	9,711,468
2,300,000	Vertical Newco, Inc.	5.25%	(a)	07/15/2027	2,413,218
685,000	Virgin Media Finance PLC	5.00%	(a)	07/15/2030	703,358
7,430,000	Volkswagen Group of America Finance LLC	4.25%	(a)	11/13/2023	7,970,624
550,000	VTR Finance NV	6.38%		07/15/2028	593,651
9,300,000	Weir Group PLC	2.20%	(a)	05/13/2026	9,396,733
3,000,000	Woori Bank (5 Year CMT Rate + 2.66%)	4.25%	(e)	10/04/2024	3,121,203

Total Foreign Corporate Bonds (Cost $870,404,865)					871,440,839

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 2.3%
3,100,000	Abu Dhabi Government International Bond	3.13%	(a)	04/16/2030	3,369,846
2,500,000	Abu Dhabi Government International Bond	1.70%		03/02/2031	2,417,413
6,350,000	Abu Dhabi Government International Bond	3.13%		09/30/2049	6,390,767
2,200,000	Abu Dhabi Government International Bond	3.88%		04/16/2050	2,519,169
7,800,000	Brazilian Government International Bond	3.75%		09/12/2031	7,410,000
5,000,000	Brazilian Government International Bond	5.00%		01/27/2045	4,678,600
5,700,000	Brazilian Government International Bond	5.63%		02/21/2047	5,723,940
200,000	Chile Government International Bond	2.55%		01/27/2032	198,666
1,400,000	Chile Government International Bond	3.10%		05/07/2041	1,353,828
3,000,000	Chile Government International Bond	3.50%		01/25/2050	3,004,875
15,500,000	Chile Government International Bond	3.10%		01/22/2061	14,011,380
4,700,000	Colombia Government International Bond	3.13%		04/15/2031	4,407,566
3,700,000	Colombia Government International Bond	3.25%		04/22/2032	3,459,574
2,500,000	Colombia Government International Bond	5.00%		06/15/2045	2,445,975
11,150,000	Colombia Government International Bond	4.13%		05/15/2051	9,607,063
4,100,000	Dominican Republic International Bond	4.88%	(a)	09/23/2032	4,192,291
2,000,000	Dominican Republic International Bond	5.88%		01/30/2060	1,962,020
2,700,000	Indonesia Government International Bond	4.35%		01/11/2048	3,013,361
10,200,000	Indonesia Government International Bond	3.70%		10/30/2049	10,383,355
3,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	3,197,605
500,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	539,785
2,650,000	Malaysia Wakala Sukuk BHD	2.07%		04/28/2031	2,635,155
2,650,000	Malaysia Wakala Sukuk BHD	2.07%	(a)	04/28/2031	2,635,155
1,750,000	Malaysia Wakala Sukuk BHD	3.08%	(a)	04/28/2051	1,787,823
5,114,000	Mexico Government International Bond	4.15%		03/28/2027	5,777,925
14,415,000	Mexico Government International Bond	3.75%		01/11/2028	15,701,899
3,900,000	Mexico Government International Bond	2.66%		05/24/2031	3,772,197
10,100,000	Mexico Government International Bond	4.28%		08/14/2041	10,330,280
2,300,000	Mexico Government International Bond	4.35%		01/15/2047	2,311,109
8,887,000	Mexico Government International Bond	4.60%		02/10/2048	9,190,091
5,400,000	Mexico Government International Bond	4.50%		01/31/2050	5,536,080
6,600,000	Mexico Government International Bond	3.77%		05/24/2061	5,872,911
5,500,000	Panama Government International Bond	2.25%		09/29/2032	5,188,260
4,700,000	Panama Government International Bond	4.30%		04/29/2053	4,989,426
1,900,000	Panama Government International Bond	4.50%		04/01/2056	2,074,230
10,800,000	Panama Government International Bond	3.87%		07/23/2060	10,602,036
3,800,000	Perusahaan Penerbit	3.80%		06/23/2050	3,873,910
11,200,000	Perusahaan Penerbit	2.55%	(a)	06/09/2031	11,384,576
4,400,000	Peruvian Government International Bond	2.78%		01/23/2031	4,365,240
2,400,000	Peruvian Government International Bond	3.30%		03/11/2041	2,335,080
4,000,000	Peruvian Government International Bond	3.55%		03/10/2051	3,987,160
3,800,000	Philippine Government International Bond	2.46%		05/05/2030	3,888,560
4,950,000	Philippine Government International Bond	1.65%		06/10/2031	4,721,862
3,088,000	Philippine Government International Bond	3.70%		03/01/2041	3,276,276
8,562,000	Philippine Government International Bond	3.70%		02/02/2042	9,091,519
3,100,000	Philippine Government International Bond	2.95%		05/05/2045	2,960,023
1,800,000	Philippine Government International Bond	2.65%		12/10/2045	1,650,327
2,100,000	Qatar Government International Bond	3.38%		03/14/2024	2,235,282
2,000,000	Saudi Government International Bond	2.38%		10/26/2021	2,003,022
3,700,000	Saudi Government International Bond	2.88%		03/04/2023	3,820,820
7,000,000	Saudi Government International Bond	2.90%	(a)	10/22/2025	7,456,862
200,000	Saudi Government International Bond	2.25%		02/02/2033	194,851
200,000	Saudi Government International Bond	3.75%		01/21/2055	209,250
18,400,000	Saudi Government International Bond	3.45%		02/02/2061	18,103,852

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $267,138,857)					268,250,128

Municipal Bonds - 0.1%
4,430,000	State of California	7.55%		04/01/2039	7,473,441

Total Municipal Bonds (Cost $6,357,624)					7,473,441

Non-Agency Commercial Mortgage Backed Obligations - 8.3%
5,000,000	Alen Mortgage Trust, Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.18%	(a)	04/15/2034	5,031,170
2,000,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-C	3.72%	(a)(b)	05/15/2053	2,150,128
22,775,500	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XB	0.86%	(a)(b)(g)	06/15/2054	1,572,339
4,041,000	Arbor Realty Ltd., Series 2021-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	05/15/2036	4,057,669
4,140,000	Arbor Realty Ltd., Series 2021-FL2-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.03%	(a)	05/15/2036	4,158,373
12,071,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.38%	(a)	06/15/2035	12,074,103
2,638,666	BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ-C	3.73%	(a)(b)	08/14/2034	2,736,593
1,790,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.50%	(b)	09/15/2048	1,875,915
5,515,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-C	4.50%	(b)	09/15/2048	5,584,651
945,523	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.58%	(a)	03/15/2036	945,833
4,259,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.43%	(a)	03/15/2036	4,254,109
4,947,468	BANK, Series 2017-BNK8-XA	0.86%	(b)(g)	11/15/2050	189,429
1,821,000	BANK, Series 2018-BN10-B	4.08%	(b)	02/15/2061	2,013,617
1,857,000	BANK, Series 2018-BN10-C	4.16%	(b)	02/15/2061	1,994,825
1,005,000	BANK, Series 2020-BN28-AS	2.14%		03/15/2063	999,124
2,906,000	BANK, Series 2020-BN28-C	3.15%	(b)	03/15/2063	2,969,110
1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	08/15/2036	1,508,467
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.78%	(a)	08/15/2036	1,719,987
1,355,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.58%	(a)	08/15/2036	1,354,877
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.58%	(a)	08/15/2036	3,460,310
62,869,436	BBCMS Mortgage Trust, Series 2020-C7-XA	1.74%	(b)(g)	04/15/2053	6,426,721
5,670,000	BBCMS Mortgage Trust, Series 2020-C8-C	3.36%	(b)	10/15/2053	5,905,850
76,966,109	BBCMS Mortgage Trust, Series 2021-C9-XA	1.77%	(b) (g)	02/15/2054	9,371,524
3,318,000	Benchmark Mortgage Trust, Series 2019-B10-C	3.75%		03/15/2062	3,504,534
4,598,000	Benchmark Mortgage Trust, Series 2020-B18-AGNF	4.14%	(a)	07/15/2053	4,661,631
11,563,000	Benchmark Mortgage Trust, Series 2020-B18-C	3.77%	(b)	07/15/2053	12,267,554
4,549,000	Benchmark Mortgage Trust, Series 2020-B19-AS	2.15%		09/15/2053	4,500,667
1,091,000	Benchmark Mortgage Trust, Series 2020-B19-C	3.21%		09/15/2053	1,111,107
151,136,694	Benchmark Mortgage Trust, Series 2021-B28-XA	1.41%	(b)(g)	08/15/2054	14,870,974
9,385,000	BFLD, Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.32%	(a)	10/15/2034	9,331,342
6,535,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	07/15/2035	6,546,925
3,560,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.04%	(a)	03/15/2037	3,565,340
14,685,000	BX Commercial Mortgage Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.50%	(a)	09/15/2036	14,743,217
1,679,610	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.13%	(a)	07/15/2034	1,683,428
5,361,800	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	5,383,526
3,400,000	BX Trust, Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.33%	(a)	07/15/2034	3,425,298
1,673,321	BX Trust, Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	1.41%	(a)	09/15/2037	1,638,811
11,798,000	BX Trust, Series 2019-OC11-E	4.08%	(a)(b)	12/09/2041	12,196,915
4,955,000	CD Mortgage Trust, Series 2017-CD4-C	4.35%	(b)	05/10/2050	5,333,980
70,719,154	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.15%	(b)(g)	01/10/2048	2,652,477
3,267,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-B	4.20%	(b)	06/15/2050	3,569,378
3,053,000	CHT Mortgage Trust, Series 2017-CSMO-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.48%	(a)	11/15/2036	3,057,943
3,988,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.08%	(a)	11/15/2036	3,997,393
6,659,666	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.89%	(a)(b)(g)	09/10/2045	61,254
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	(a)(b)	02/10/2048	1,877,044
3,625,342	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.48%	(b)(g)	02/10/2048	133,577
4,470,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85%	(a)	02/10/2049	3,202,561
39,095,697	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.85%	(b)(g)	04/15/2049	2,189,480
40,468,855	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.06%	(b)(g)	07/10/2049	3,008,552
75,638,417	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.60%	(b)(g)	10/10/2049	4,136,355
13,720,000	Citigroup Commercial Mortgage Trust, Series 2017-C4-B	4.10%	(b)	10/12/2050	14,927,648
321,000	Citigroup Commercial Mortgage Trust, Series 2018-B2-B	4.28%	(b)	03/10/2051	354,876
9,344,000	Citigroup Commercial Mortgage Trust, Series 2019-GC41-B	3.20%		08/10/2056	9,872,758
8,478,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.62%	(a)(b)	12/10/2041	7,684,999
7,003,000	Citigroup Commercial Mortgage Trust, Series 2020-555-G	3.62%	(a)(b)	12/10/2041	5,623,386
20,973,545	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.99%	(b)(g)	10/15/2045	226,003
1,693,485	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.23%	(a)(b)(g)	12/10/2044	94
1,815,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR16-B	4.58%		04/10/2047	1,938,296
7,335,783	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.65%	(b)	11/10/2047	7,589,690
3,325,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-B	4.68%	(b)	08/10/2048	3,626,740
54,517,072	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.08%	(b)(g)	10/10/2048	1,699,319
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.48%	(b)	07/10/2048	4,509,157
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.77%	(b)	10/10/2048	5,989,540
5,997,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.79%	(b)	02/10/2049	6,474,098
48,232,168	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.11%	(b)(g)	02/10/2049	1,652,796
4,321,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.78%	(a)	09/15/2033	4,286,284
6,771,200	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	12/15/2031	6,746,440
1,651,200	Core Mortgage Trust, Series 2019-CORE-F (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.43%	(a)	12/15/2031	1,625,300
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.71%	(b)	11/15/2048	5,966,223
3,461,000	CSAIL Commercial Mortgage Trust, Series 2016-C6-D	5.09%	(a)(b)	01/15/2049	3,111,652
37,346,091	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	2.03%	(b)(g)	01/15/2049	2,684,079
11,488,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	5.05%	(b)	11/15/2051	12,737,011
400,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-B	4.61%	(b)	08/15/2051	449,073
3,800,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-C	4.92%	(b)	08/15/2051	4,157,308
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	10,033,875
6,238,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.73%	(b)	03/15/2053	6,500,157
126,654,416	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.24%	(b)(g)	03/15/2053	9,999,480
4,944,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 2.15%, 1.90% Floor)	2.23%	(a)	07/15/2032	4,875,728
4,359,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.55%, 3.30% Floor)	3.63%	(a)	07/15/2032	4,181,946
6,269,000	CSMC Trust, Series 2020-NET-C	3.53%	(a)	08/15/2037	6,601,506
186,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	2.68%	(a)	06/15/2033	181,608
4,475,000	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-C	3.48%	(b)	05/10/2049	4,342,534
53,301,371	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.53%	(b)(g)	05/10/2049	2,663,182
5,000,000	DOLP Trust, Series 2021-NYC-D	3.70%	(a)(b)	05/10/2041	5,173,511
5,000,000	DOLP Trust, Series 2021-NYC-E	3.70%	(a)(b)	05/10/2041	5,006,226
1,500,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-D (Secured Overnight Financing Rate 30 Day Average + 2.61%, 2.50% Floor)	2.66%	(a)	03/15/2035	1,502,814
5,322,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-E	4.09%	(a)(b)	12/10/2036	5,509,710
4,435,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	4.09%	(a)(b)	12/10/2036	4,512,396
5,526,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09%	(a)(b)	12/10/2036	5,557,924
1,014,301	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.13%	(a)	07/25/2023	1,025,859
3,188,000	FREMF Mortgage Trust, Series 2018-K74-C	4.23%	(a)(b)	02/25/2051	3,460,811
9,365,000	FREMF Mortgage Trust, Series 2018-KC02-C	0.00%	(a)(h)	08/25/2025	7,352,550
4,260,000	FREMF Mortgage Trust, Series 2019-K736-C	3.88%	(a)(b)	07/25/2026	4,539,475
5,000,000	FS Rialto, Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	12/16/2036	4,991,435
5,535,000	Grace Trust, Series 2020-GRCE-D	2.77%	(a)(b)	12/10/2040	5,430,247
4,000,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.22%	(a)	12/15/2036	3,930,956
2,588,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.33%	(a)	07/15/2035	2,540,559
7,055,000	GS Mortgage Securities Corporation, Series 2015-GC32-B	4.56%	(b)	07/10/2048	7,646,600
505,854	GS Mortgage Securities Trust, Series 2011-GC5-XA	0.09%	(a)(b)(g)	08/10/2044	5
542,081	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.72%	(a)(b)(g)	01/10/2045	12
8,569,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.66%	(a)(b)	11/10/2047	5,839,751
94,419,250	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.91%	(b)(g)	11/10/2048	2,612,779
4,854,000	GS Mortgage Securities Trust, Series 2016-GS2-B	3.76%	(b)	05/10/2049	5,187,438
1,825,000	GS Mortgage Securities Trust, Series 2016-GS2-C	4.86%	(b)	05/10/2049	1,991,280
45,600,149	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.90%	(b)(g)	05/10/2049	3,032,351
5,801,000	GS Mortgage Securities Trust, Series 2017-GS6-B	3.87%		05/10/2050	6,293,627
10,779,000	GS Mortgage Securities Trust, Series 2019-GC39-B	3.97%		05/10/2052	11,940,062
4,514,000	GSCG Trust, Series 2019-600C-D	3.76%	(a)	09/06/2034	4,555,763
791,000	GSCG Trust, Series 2019-600C-E	4.12%	(a)(b)	09/06/2034	786,862
4,224,000	GSMSC Resecuritization Trust, Series 2021-IP-E	3.65%	(a)(d)	10/15/2036	4,234,505
11,087,664	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2036	10,934,599
24,900	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.23%	(b)(g)	05/15/2045	0
16,754,376	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.88%	(b)(g)	10/15/2045	145,735
1,922,505	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.16%	(b)(g)	06/15/2045	7,186
56,247,544	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.06%	(b)(g)	01/15/2049	1,834,784
2,976,800	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.18%	(a)	06/15/2032	2,981,663
2,837,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,975,633
6,690,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.88%	(a)(b)	01/05/2031	6,750,359
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR4-C	4.94%	(b)	03/10/2052	1,130,767
7,958,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP-E	3.99%	(a)(b)	12/05/2038	7,648,656
845,000	JPMBB Commercial Mortgage Securities Trust, Series 2013-C12-C	4.24%	(b)	07/15/2045	875,040
39,117,496	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.94%	(b)(g)	02/15/2047	596,812
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.80%	(b)	08/15/2047	3,156,189
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.63%	(b)	09/15/2047	2,861,253
8,204,658	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	4.13%	(a)(b)	09/15/2047	8,272,543
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.59%	(b)	11/15/2047	3,708,617
44,731,945	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.98%	(b)(g)	11/15/2047	1,000,488
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94%	(a)(b)	02/15/2048	10,926,031
1,846,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	1,907,679
4,987,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.34%	(b)	05/15/2048	4,939,986
55,299,877	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.64%	(b)(g)	07/15/2048	919,255
43,585,623	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.98%	(b)(g)	08/15/2048	1,219,155
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.80%	(b)	11/15/2048	3,580,517
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.76%	(b)	12/15/2048	6,849,408
1,447,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.89%	(b)	03/15/2049	1,572,888
50,926,934	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.71%	(b)(g)	06/15/2049	2,697,391
7,675,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-AS	3.48%		06/15/2049	8,044,574
9,960,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-C	3.85%	(b)	05/13/2053	10,581,663
194,801	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.53%	(a)(b)(g)	11/15/2038	23
157,104	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.53%	(a)(b)(g)	11/15/2038	19
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.74%	(a)(b)	03/10/2049	5,774,045
13,184,000	MBRT, Series 2019-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.63%	(a)	11/15/2036	13,178,995
7,825,000	MHC Commercial Mortgage Trust, Series 2021-MHC-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.68%	(a)	04/15/2038	7,867,322
4,500,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	(a)(b)	02/12/2040	4,206,037
1,734,713	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.53%	(a)(b)(g)	08/15/2045	9,256
2,500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17-C	4.64%	(b)	08/15/2047	2,632,226
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.65%	(b)	10/15/2047	3,114,016
1,508,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	1,587,661
1,406,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	1,500,013
3,620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.60%	(b)	02/15/2048	3,782,779
30,868,175	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.41%	(b)(g)	02/15/2048	997,554
75,089,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-XB	0.28%	(a)(b)(g)	07/15/2050	512,242
2,957,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68%	(b)	10/15/2048	3,163,261
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.66%	(b)	12/15/2047	4,864,550
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	(a)(b)	12/15/2047	6,340,790
47,092,658	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.52%	(b)(g)	09/15/2049	2,572,841
6,364,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-B	4.11%		05/15/2050	6,870,292
5,238,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34-D	2.70%	(a)	11/15/2052	4,677,140
27,974,126	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.63%	(b)(g)	08/15/2049	1,547,481
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2034	4,477,484
2,183,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	11/15/2034	2,058,115
3,999,000	Morgan Stanley Capital, Series 2017-HR2-C	4.36%	(b)	12/15/2050	4,334,622
6,485,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	10/15/2037	6,503,629
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.28%	(a)	06/15/2035	1,898,211
5,158,000	PFP Ltd., Series 2019-5-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	04/14/2036	5,176,053
4,539,000	SG Commercial Mortgage Securities Trust, Series 2016-C5-B	3.93%		10/10/2048	4,754,356
50,163,481	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	2.07%	(b)(g)	10/10/2048	3,121,889
10,336,000	SLG Office Trust, Series 2021-OVA-E	2.85%	(a)	07/15/2041	10,059,476
9,660,000	SLG Office Trust, Series 2021-OVA-F	2.85%	(a)	07/15/2041	8,920,093
5,910,000	TPGI Trust, Series 2021-DGWD-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	3.93%	(a)	06/15/2026	5,933,291
14,308,000	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	03/15/2038	14,354,943
1,374,000	UBS Commercial Mortgage Trust, Series 2013-C5-D	4.22%	(a)(b)	03/10/2046	1,194,792
8,911,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/15/2050	9,612,606
11,933,000	UBS Commercial Mortgage Trust, Series 2017-C2-B	3.99%	(b)	08/15/2050	12,884,850
2,491,000	UBS Commercial Mortgage Trust, Series 2017-C6-B	4.15%	(b)	12/15/2050	2,738,353
1,450,000	UBS Commercial Mortgage Trust, Series 2017-C7-B	4.29%	(b)	12/15/2050	1,605,619
6,958,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.73%	(b)	12/15/2050	7,682,123
559,000	UBS Commercial Mortgage Trust, Series 2018-C10-C	5.26%	(b)	05/15/2051	611,643
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	5.05%	(b)	06/15/2051	7,695,908
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	5.13%	(b)	08/15/2051	3,096,156
5,698,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	(b)	02/15/2051	6,346,522
8,951,321	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.98%	(a)(b)(g)	08/10/2049	101,117
3,513,520	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-B	3.65%	(a)(b)	03/10/2046	3,561,998
7,795,924	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-C	4.22%	(a)(b)	03/10/2046	7,767,657
388,889	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.45%	(b)(g)	11/15/2048	3
8,809,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.23%	(b)	05/15/2048	9,260,188
4,891,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76%	(b)	11/15/2048	5,112,030
41,214,567	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.23%	(b)(g)	05/15/2048	1,235,225
4,207,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.65%	(b)	09/15/2057	4,487,791
9,135,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.85%	(b)	12/15/2048	9,943,898
59,147,906	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.12%	(b)(g)	12/15/2048	2,152,043
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.87%	(b)	01/15/2059	4,925,477
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	4,695,437
7,687,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/15/2048	8,069,039
2,518,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-C	4.64%	(b)	12/15/2049	2,661,729
2,574,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25-B	4.56%	(b)	12/15/2059	2,809,192
7,224,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-B	3.81%		11/15/2049	7,675,873
76,428,916	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.74%	(b)(g)	11/15/2049	3,864,185
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/15/2051	2,909,048
7,228,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	5.14%	(b)	08/15/2051	8,046,856
12,408,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	5.10%	(b)	09/15/2061	13,239,592
6,546,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.29%	(b)	01/15/2052	7,359,443
21,062,306	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-XA	1.44%	(b)(g)	03/15/2052	1,594,520
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-C	4.35%		05/15/2052	11,665,783
9,344,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-B	3.84%	(b)	06/15/2052	10,116,749
11,727,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-B	3.14%		02/15/2053	12,249,624
5,510,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-B	2.70%		07/15/2053	5,646,811
3,800,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-C	3.16%		07/15/2053	3,900,658
120,214,999	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.69%	(b)(g)	04/15/2054	13,825,386
11,802,700	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.02%	(a)(b)(g)	11/15/2045	138,961
65,069,411	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.17%	(b)(g)	08/15/2047	1,522,598
45,311,103	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.94%	(b)(g)	09/15/2057	858,827

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,001,408,781)					972,750,167

Non-Agency Residential Collateralized Mortgage Obligations - 11.4%
7,092,013	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	4.30%	(b)	03/25/2037	5,776,456
23,008	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	3.68%	(a)(b)	11/25/2037	25,223
4,793,846	Ajax Mortgage Loan Trust, Series 2020-A-A	2.38%	(a)(p)	12/25/2059	4,800,484
1,326,624	Ajax Mortgage Loan Trust, Series 2020-D-A	2.25%	(a)(p)	06/25/2060	1,337,234
5,000,000	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28%	(a)(p)	01/25/2026	5,070,746
14,390,815	Alternative Loan Trust, Series 2005-37T1-A5 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 5.50% Cap)	0.54%		09/25/2035	9,417,625
9,133,360	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	7,974,469
6,827,091	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	5,177,005
6,830,973	Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.45%		06/25/2047	5,611,481
3,100,000	AMSR Trust, Series 2019-SFR1-E	3.47%	(a)	01/19/2039	3,152,754
10,000,000	AMSR Trust, Series 2021-SFR1-F	3.60%	(a)(b)	06/17/2038	10,037,144
3,000,000	AMSR Trust, Series 2021-SFR2-E1	2.48%	(a)	08/17/2038	2,987,792
2,500,000	AMSR Trust, Series 2021-SFR2-E2	2.58%	(a)	08/17/2038	2,495,596
4,500,000	AMSR Trust, Series 2021-SFR2-F1	3.28%	(a)	08/17/2038	4,494,645
2,000,000	AMSR Trust, Series 2021-SFR2-F2	3.67%	(a)	08/17/2038	1,998,505
1,361,938	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65%	(a)(b)	09/25/2048	1,371,067
1,935,274	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75%	(a)(b)	09/25/2048	1,946,633
1,841,474	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85%	(a)(b)	09/25/2048	1,850,742
11,926,091	Argent Securities Trust, Series 2006-M1-A2C (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		07/25/2036	4,939,965
15,186,278	Argent Securities Trust, Series 2006-M1-A2D (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.57%		07/25/2036	6,466,859
131,577	Banc of America Funding Corporation, Series 2005-G-A3	2.74%	(b)	10/20/2035	122,078
256,927	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	265,402
102,851	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	103,682
846,837	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47%	(a)(p)	06/28/2034	853,660
252,725	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	166,701
27,753,266	BRAVO Residential Funding Trust, Series 2021-A-A1	1.99%	(a)(p)	10/25/2059	27,785,068
9,100,000	CAFL Issuer LLC, Series 2021-RTL1-A1	2.24%	(a)(p)	03/26/2029	9,161,744
7,498,742	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	0.24%		01/25/2037	7,202,907
1,591,107	Chase Mortgage Finance Trust, Series 2007-A2-6A4	2.76%	(b)	07/25/2037	1,546,846
867,344	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	255,105
6,953,000	CIM Trust, Series 2020-R2-M2	3.00%	(a)(b)	10/25/2059	7,132,369
35,249	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	36,398
502,776	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.22%	(o)	09/25/2036	511,516
215,809	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2C	6.35%		05/25/2036	107,666
237,178	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	3.01%	(a)(b)	11/25/2038	239,589
4,484,423	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A1A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.16%		01/25/2037	2,451,970
8,901,848	Citigroup Mortgage Loan Trust, Series 2009-3-5A3	6.00%	(a)(b)	02/25/2037	8,314,699
3,794,500	Citigroup Mortgage Loan Trust, Series 2018-RP1-M3	3.00%	(a)(b)	09/25/2064	3,875,075
33,439,145	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	(a)	10/25/2058	33,043,149
3,770,269	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23%	(a)(p)	09/25/2059	3,778,009
63,815,989	Citigroup Mortgage Loan Trust, Series 2021-RP2-A1	1.75%	(a)(b)	03/25/2065	64,561,743
5,674,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M1	3.25%	(a)(b)	03/25/2065	6,001,571
4,752,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M2	3.40%	(a)(b)	03/25/2065	4,954,754
4,413,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M3	3.40%	(a)(b)	03/25/2065	4,446,711
12,972,156	Citigroup Mortgage Loan Trust, Series 2021-RP2-PT1	6.94%	(a)(b)	03/25/2065	13,909,511
79,065	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	79,335
39,329	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	37,440
301,335	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	301,596
4,633,851	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	4,631,818
1,000,000	CoreVest American Finance Trust, Series 2020-4-E	3.38%	(a)	12/15/2052	978,311
823,902	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	857,494
92,524	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	87,584
150,202	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	96,830
576,348	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	520,087
87,452	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.79%		10/25/2035	62,124
264,347	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	187,380
6,890,390	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	5,337,370
1,094,397	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	754,740
1,186,125	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.54%		08/25/2037	426,517
343,472	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	53.87%	(i)	08/25/2037	797,746
65,492	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.50%	(i)	08/25/2037	95,501
301,884	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	243,696
1,521,203	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.59%		09/25/2037	771,059
1,494,324	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.41%	(g)(i)	09/25/2037	475,437
720,995	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	120,855
217,830	Countrywide Home Loans, Series 2005-28-A7	5.25%		10/25/2021	170,278
497,947	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	351,683
197,311	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	162,719
511,727	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	369,967
68,927	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	63,423
781,017	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	764,072
3,333,124	Credit Suisse Mortgage Capital Certificates, Series 2009-3R-19A2	6.00%	(a)	01/27/2038	2,210,331
6,002,221	Credit Suisse Mortgage Capital Certificates, Series 2021-JR1-A1	2.47%	(a)(b)	09/27/2066	6,008,259
8,297,730	Credit-Based Asset Servicing and Securitization LLC, Series 2007-RP1-A (1 Month LIBOR USD + 0.31%, 0.31% Floor)	0.40%	(a)	05/25/2046	7,792,452
2,554,870	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	1,465,807
31,236	CSMC Mortgage-Backed Trust, Series 2006-4-7A1	5.50%		10/25/2021	27,797
61,763	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	17,585
14,443	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	13,678
1,017,356	CSMC Trust, Series 2010-4R-3A17	6.00%	(a)(b)	06/26/2037	1,020,539
37,365,555	CSMC Trust, Series 2020-RPL1-PT1	3.42%	(a)(b)	10/25/2069	37,815,585
9,035,400	CSMC Trust, Series 2020-RPL4-M1	2.50%	(a)	01/25/2060	9,183,058
5,589,589	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR2-2A1	2.71%	(b)	10/25/2035	5,385,260
460,390	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	12.01%	(a)(i)	04/15/2036	431,745
78,220	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	14.44%	(a)(i)	04/15/2036	78,632
947,311	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	12.01%	(a)(i)	04/15/2036	999,656
5,845,043	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	5,777,961
15,984,000	First Franklin Mortgage Loan Trust, Series 2006-FF15-A6 (1 Month LIBOR USD + 0.31%, 0.31% Floor)	0.40%		11/25/2036	14,698,161
12,660,367	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		03/25/2037	8,753,011
235,943	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	150,656
2,860,320	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A1	6.25%		02/25/2037	1,786,293
47,178	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%	(b)	05/25/2035	39,291
16,250,000	FirstKey Homes Trust, Series 2021-SFR1-E1	2.39%	(a)	08/17/2038	16,155,163
11,500,000	FirstKey Homes Trust, Series 2021-SFR1-E2	2.49%	(a)	08/17/2038	11,433,839
19,200,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23%	(a)(b)	09/25/2024	19,189,171
6,951,000	GCAT LLC, Series 2021-NQM3-M1	2.57%	(a)	05/25/2066	6,941,109
1,890,279	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	1,882,651
7,546,000	GS Mortgage-Backed Securities Trust, Series 2020-NQM1-M1	3.29%	(a)(b)	09/27/2060	7,622,605
19,873	GSAA Home Equity Trust, Series 2005-7-AF5	5.11%	(o)	05/25/2035	20,238
1,057,350	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	855,609
948,933	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	580,854
1,646,367	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	1,654,984
23,928,586	GSR Mortgage Loan Trust, Series 2006-OA1-1A1 (1 Month LIBOR USD + 0.44%, 0.44% Floor)	0.53%		08/25/2046	8,072,655
154,609	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	247,906
13,121,982	HarborView Mortgage Loan Trust, Series 2005-7-2A1 (1 Month LIBOR USD + 0.57%, 0.57% Floor, 11.00% Cap)	0.66%		06/19/2045	10,099,991
314,145	Headlands Residential LLC, Series 2019-RPL1-NOTE	3.97%	(a)(p)	06/25/2024	315,046
2,938,897	Home Partners of America Trust, Series 2021-1-D	2.48%	(a)	09/19/2041	2,923,441
1,350,897	Home Partners of America Trust, Series 2021-1-E	2.58%	(a)	09/19/2041	1,343,907
1,520,257	Home Partners of America Trust, Series 2021-1-F	3.33%	(a)	09/19/2041	1,513,513
5,250,000	Homeward Opportunities Fund Trust, Series 2020-2-M1	3.90%	(a)(b)	05/25/2065	5,446,155
8,961,223	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23%	(a)(p)	08/25/2025	9,146,131
24,158,360	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.37%		10/25/2036	10,459,451
11,541,210	HSI Asset Securitization Corporation, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		04/25/2037	9,231,496
33,429,293	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.36%		02/25/2037	32,006,359
1,786,516	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.45%		07/25/2047	1,426,889
1,776,574	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A24 (1 Month LIBOR USD + 0.62%, 0.62% Floor)	0.71%		07/25/2047	1,517,306
3,152,400	JP Morgan Alternative Loan Trust, Series 2005-A2-1M1 (1 Month LIBOR USD + 0.69%, 0.69% Floor, 11.50% Cap)	0.78%		01/25/2036	3,039,862
171,196	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69%	(o)	05/25/2036	172,732
4,641,746	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.81%		08/25/2036	4,551,427
82,896	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.62%		08/25/2036	83,310
78,597	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	6.21%		12/25/2036	80,229
15,513,863	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		07/25/2036	9,345,230
19,261,469	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3-A4 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.24%		08/25/2036	15,526,549
14,874,398	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A5 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.30%		12/25/2036	9,797,278
3,424,550	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	3,554,794
185,593	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	134,897
1,083,009	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20%	(a)(p)	05/25/2059	1,088,523
29,103,409	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	4.30%	(a)	06/25/2058	30,461,432
32,155,011	Legacy Mortgage Asset Trust, Series 2020-GS2-A1	2.75%	(a)(p)	03/25/2060	32,369,726
7,000,000	Legacy Mortgage Asset Trust, Series 2021-GS3-A2	3.25%	(a)(p)	07/25/2061	7,003,341
420,974	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	290,307
30,347	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	30.29%	(i)	01/25/2037	47,336
531,694	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	250,040
109,354	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	93,146
4,221,612	Lehman Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.36%		02/25/2036	4,156,429
5,723,687	Lehman XS Trust, Series 2007-1-1A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		02/25/2037	5,769,854
11,877,289	Lehman XS Trust, Series 2007-15N-3A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.34%		08/25/2047	11,210,251
12,262,463	Lehman XS Trust, Series 2007-3-2A3 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.57%		03/25/2037	12,276,033
4,200,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86%	(a)(b)	09/25/2026	4,191,464
5,100,000	LHOME Mortgage Trust, Series 2021-RTL2-A1	2.09%	(a)(p)	06/25/2026	5,112,762
9,000,000	LoanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.88%	(a)	10/16/2023	9,018,495
37,498,653	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.47%		03/25/2046	18,029,142
14,397,299	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.45%		05/25/2046	6,573,749
17,042,401	Long Beach Mortgage Loan Trust, Series 2006-6-2A3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		07/25/2036	9,064,598
78,863	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	81,011
5,357,764	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	3,601,855
35,957	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	17,749
13,882,506	MASTR Asset Backed Securities Trust, Series 2005-NC2-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		11/25/2035	10,279,467
976,014	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	826,214
11,219,971	Merrill Lynch Alternative Asset Trust, Series 2007-OAR4-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.34%		08/25/2037	11,291,886
1,780,008	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A8	6.00%		03/25/2037	1,052,269
6,892,890	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.34%		03/25/2037	6,274,526
6,072,784	MFA LLC, Series 2021-NPL1-A1	2.36%	(a)(p)	03/25/2060	6,080,700
8,721,033	Morgan Stanley Capital Trust, Series 2006-HE5-A2C (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.23%		08/25/2036	5,504,727
19,538	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		10/25/2021	19,329
552,372	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	581,458
1,909,899	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.10%	(b)	06/25/2036	1,548,394
29,821,535	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX-2A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		12/25/2036	15,605,201
8,821,157	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX-2A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%		04/25/2037	3,586,913
420,521	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75%	(a)(b)	05/26/2037	410,871
3,423,301	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69%	(a)(b)	10/25/2060	3,464,873
6,000,000	New Century Home Equity Loan Trust, Series 2005-B-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor)	0.82%		10/25/2035	5,862,010
178,889	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	(b)	01/25/2036	76,225
533,168	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	(o)	10/25/2036	193,630
925,538	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	(o)	02/25/2037	359,177
9,388,469	NRPL Trust, Series 2019-3A-A1	3.00%	(a)(p)	07/25/2059	9,444,464
6,703,464	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84%	(a)	12/25/2025	6,784,015
39,241	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.06%		11/25/2034	38,608
22,143,507	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%		07/25/2037	20,948,037
3,477,150	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.79%	(a)	10/27/2022	3,499,655
7,333,879	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.44%	(a)	02/27/2023	7,365,639
15,000,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.09%	(a)	03/25/2026	15,025,935
7,073,697	PR Mortgage Loan Trust, Series 2014-1-APT	5.90%	(a)(b)	10/25/2049	7,057,504
2,635,199	Pretium Mortgage Credit Partners LLC, Series 2020-NPL3-A1	3.10%	(a)(p)	06/27/2060	2,638,720
1,369,733	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24%	(a)(p)	09/27/2060	1,371,382
9,100,000	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74%	(a)(p)	07/25/2051	9,161,889
20,000,000	Pretium Mortgage Credit Partners LLC, Series 2021-RN3-A1	1.84%	(a)(p)	09/25/2051	20,149,020
4,567,000	Progress Residential Trust, Series 2021-SFR6-E1	2.43%	(a)	07/17/2038	4,569,220
3,404,000	Progress Residential Trust, Series 2021-SFR6-E2	2.53%	(a)	07/17/2038	3,405,875
4,666,000	Progress Residential Trust, Series 2021-SFR6-F	3.42%	(a)	07/17/2038	4,671,636
5,100,000	Progress Residential Trust, Series 2021-SFR8-F	3.18%	(a)	10/17/2038	5,069,902
12,221,187	PRPM LLC, Series 2019-GS1-A1	3.50%	(a)(b)	10/25/2024	12,264,139
9,735,567	PRPM LLC, Series 2020-3-A1	2.86%	(a)(p)	09/25/2025	9,764,785
22,695,438	PRPM LLC, Series 2021-2-A1	2.12%	(a)(b)	03/25/2026	22,751,864
4,958,877	PRPM LLC, Series 2021-7-A1	1.87%	(a)(p)	08/25/2026	4,992,657
11,500,000	RAMP Series Trust, Series 2006-NC1-M2 (1 Month LIBOR USD + 0.40%, 0.60% Floor, 14.00% Cap)	0.69%		01/25/2036	10,882,217
7,254,613	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	4,534,224
23,764,131	Redwood Funding Trust, Series 2019-1-PT	4.21%	(a)(p)	09/27/2024	24,041,102
175,469	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	172,688
225,340	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	223,470
2,458,908	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	2,490,794
2,339,374	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	2,266,866
470,737	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	452,155
12,984	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		10/25/2021	11,486
20,769,614	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.32%		06/25/2037	9,981,669
808,287	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	792,136
2,871,493	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	2,841,244
50,460	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41%	(o)	01/25/2035	51,228
175,895	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	123,016
247,530	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	182,484
1,593,387	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	748,467
118,614	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	28.06%	(c)(i)	01/25/2046	150,796
53,579	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	52,628
522,383	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	495,193
392,000	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	350,958
5,154,000	Residential Mortgage Loan Trust, Series 2020-1-M1	3.24%	(a)(b)	02/25/2024	5,254,113
7,695,758	Saxon Asset Securities Trust, Series 2005-2-M4 (1 Month LIBOR USD + 0.95%, 0.95% Floor, 11.50% Cap)	1.03%		10/25/2035	6,263,148
20,988,322	Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.25%		12/25/2036	7,126,622
28,861,969	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.91%	(a)(b)	02/25/2054	24,697,014
4,608,787	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	2.32%	(a)(b)	12/26/2059	4,218,499
4,521,533	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	2.85%	(a)(b)	10/25/2044	4,280,341
4,987,597	Sequoia Mortgage Trust, Series 2007-3-2AA1	2.77%	(b)	07/20/2037	4,577,706
7,992,284	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.09%		09/25/2037	6,456,485
5,910,000	Starwood Mortgage Residential Trust, Series 2020-1-B1	3.73%	(a)(b)	02/25/2050	5,948,596
13,220,235	Structured Asset Investment Loan Trust, Series 2006-BNC3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		09/25/2036	10,055,561
948,283	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.44%	(a)	03/25/2035	896,172
948,283	Structured Asset Securities Corporation, Series 2005-RF1-AIO	4.54%	(a)(b)(g)	03/25/2035	127,105
14,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72%	(p)	09/25/2022	14,087,158
10,000,000	VCAT Asset Securitization LLC, Series 2021-NPL6-A1	1.92%	(a)(p)	09/25/2051	10,074,410
9,790,700	VCAT LLC, Series 2021-NPL4-A1	1.87%	(a)(p)	08/25/2051	9,857,884
10,990,149	VCAT LLC, Series 2021-NPL5-A1	1.87%	(a)(p)	08/25/2061	10,994,485
13,617,081	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59%	(a)	04/25/2048	13,953,694
2,077,421	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91%	(a)	04/25/2048	2,144,490
1,109,617	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26%	(a)	04/25/2048	1,149,714
675,495	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41%	(a)	04/25/2048	693,250
8,958,939	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	(a)(b)	10/26/2048	9,288,262
3,331,029	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94%	(a)(b)	03/25/2049	3,462,294
1,305,820	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01%	(a)(b)	03/25/2049	1,334,342
1,221,384	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12%	(a)(b)	03/25/2049	1,242,320
7,151,000	Verus Securitization Trust, Series 2020-3-M1	3.97%	(a)(b)	04/25/2060	7,099,076
7,471,000	Verus Securitization Trust, Series 2020-5-M1	2.60%	(a)(b)	05/25/2065	7,515,786
5,920,736	Verus Securitization Trust, Series 2020-NPL1-A1	3.60%	(a)(p)	08/25/2050	5,930,078
4,947,826	VOLT LLC, Series 2021-CF1-A1	1.99%	(a)(p)	08/25/2051	4,982,643
1,540,950	VOLT LLC, Series 2021-NPL1-A1	1.89%	(a)(p)	02/27/2051	1,542,524
5,693,582	VOLT LLC, Series 2021-NPL3-A1	2.24%	(a)(p)	02/27/2051	5,704,506
5,535,248	VOLT LLC, Series 2021-NPL5-A1	2.12%	(a)(p)	03/27/2051	5,544,086
5,294,834	VOLT LLC, Series 2021-NPL6-A1	2.24%	(a)(p)	04/25/2051	5,300,890
5,454,603	WaMu Mortgage Pass Through Certificates Trust, Series 2006-AR13-1A (12 Month US Treasury Average + 0.88%, 0.88% Floor)	0.97%		10/25/2046	5,276,182
5,988,984	WaMu Mortgage Pass Through Certificates Trust, Series 2007-HY7-2A1	2.92%	(b)	07/25/2037	6,075,220
93,543	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	93,516
565,101	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	546,234
1,466,728	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	1,515,536
8,022,529	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A5	4.17%	(o)	10/25/2036	4,014,660
3,565,284	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.17%	(o)	10/25/2036	1,785,182
1,973,668	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	1.51%		01/25/2047	1,977,578
8,647,163	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A2	6.00%		04/25/2037	8,574,870
6,064,594	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A3	6.00%		04/25/2037	6,013,892
943,481	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	938,455
70,196	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	38.96%	(i)	06/25/2037	133,614
7,443,361	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	5,667,673
512,384	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	509,634
13,433	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	2.58%	(b)	08/25/2035	13,636
512,432	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	510,176
28,944	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	29,180
5,000,000	ZH Trust, Series 2021-2-A	2.35%	(a)	10/17/2027	5,036,095

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,337,475,216)					1,332,593,411

US Corporate Bonds - 14.2%
13,381,000	AbbVie, Inc.	4.70%		05/14/2045	16,530,107
1,865,000	Academy Ltd.	6.00%	(a)	11/15/2027	2,016,531
1,330,000	Acrisure LLC	4.25%	(a)	02/15/2029	1,316,786
1,145,000	Acrisure LLC	6.00%	(a)	08/01/2029	1,131,999
7,975,000	Activision Blizzard, Inc.	1.35%		09/15/2030	7,400,366
2,050,000	Acuris Finance US, Inc.	5.00%	(a)	05/01/2028	2,042,569
1,925,000	AdaptHealth LLC	5.13%	(a)	03/01/2030	1,928,638
1,235,000	Advanced Drainage Systems, Inc.	5.00%	(a)	09/30/2027	1,291,600
930,000	Aethon United Finance Corporation	8.25%	(a)	02/15/2026	1,005,562
3,245,000	Agree LP	2.60%		06/15/2033	3,213,921
5,220,000	Air Lease Corporation	1.88%		08/15/2026	5,204,506
1,126,000	Air Methods Corporation	8.00%	(a)	05/15/2025	1,077,160
7,825,000	Aircastle Ltd.	2.85%	(a)	01/26/2028	7,930,251
4,755,000	Alexandria Real Estate Equities, Inc.	3.00%		05/18/2051	4,635,551
1,285,000	Alliant Holdings Intermediate LLC	6.75%	(a)	10/15/2027	1,331,684
1,120,000	Allied Universal Holding Company	6.63%	(a)	07/15/2026	1,185,554
2,155,000	Allied Universal Holding Company	9.75%	(a)	07/15/2027	2,347,280
700,000	Allied Universal Holding Company	4.63%	(a)	06/01/2028	699,790
465,000	Allied Universal Holding Company	4.63%	(a)	06/01/2028	464,130
665,000	Allied Universal Holding Company	6.00%	(a)	06/01/2029	657,100
355,000	Ambience Merger Sub, Inc.	4.88%	(a)	07/15/2028	355,449
745,000	Ambience Merger Sub, Inc.	7.13%	(a)	07/15/2029	739,412
1,925,000	American Airlines, Inc.	5.75%	(a)	04/20/2029	2,076,594
2,365,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	2,304,692
4,433,000	American Tower Corporation	3.38%		10/15/2026	4,799,925
14,172,000	American Tower Corporation	3.60%		01/15/2028	15,440,800
1,190,000	AmWINS Group, Inc.	4.88%	(a)	06/30/2029	1,208,207
989,000	Antero Midstream Partners LP	5.75%	(a)	03/01/2027	1,022,923
995,000	Antero Resources Corporation	5.38%	(a)	03/01/2030	1,049,128
6,665,000	Anthem, Inc.	2.38%		01/15/2025	6,946,599
650,000	Apache Corporation	4.63%		11/15/2025	699,562
1,165,000	Apache Corporation	4.38%		10/15/2028	1,261,112
1,200,000	Api Group DE, Inc.	4.13%	(a)	07/15/2029	1,177,476
405,000	Arches Buyer, Inc.	4.25%	(a)	06/01/2028	411,136
2,385,000	Arconic Corporation	6.13%	(a)	02/15/2028	2,531,129
300,000	Ardagh Packaging Finance, Inc.	5.25%	(a)	04/30/2025	313,659
975,000	Ardagh Packaging Finance, Inc.	5.25%	(a)	08/15/2027	993,891
2,500,000	Ardagh Packaging Finance, Inc.	4.00%	(a)	09/01/2029	2,531,250
7,560,000	Ares Capital Corporation	2.15%		07/15/2026	7,584,070
3,000,000	Ares Capital Corporation	2.88%		06/15/2028	3,041,227
6,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	6,833,134
1,315,000	Ashton Woods Finance Company	4.63%	(a)	04/01/2030	1,324,041
2,980,000	AssuredPartners, Inc.	7.00%	(a)	08/15/2025	3,031,256
190,000	AssuredPartners, Inc.	5.63%	(a)	01/15/2029	191,456
3,910,000	AT&T, Inc.	2.75%		06/01/2031	4,017,943
25,000,000	AT&T, Inc.	3.50%		09/15/2053	24,792,136
15,095,000	Athene Global Funding (Secured Overnight Financing Rate + 0.56%)	0.61%	(a)	08/19/2024	15,123,834
1,000,000	Atkore, Inc.	4.25%	(a)	06/01/2031	1,031,250
475,000	Austin BidCo, Inc.	7.13%	(a)	12/15/2028	479,216
1,285,000	Avaya, Inc.	6.13%	(a)	09/15/2028	1,352,745
12,870,000	Aviation Capital Group LLC	1.95%	(a)	09/20/2026	12,738,949
685,000	Axalta Coating Systems LLC	4.75%	(a)	06/15/2027	714,969
785,000	B&G Foods, Inc.	5.25%		09/15/2027	819,838
14,065,000	Bank of America Corporation (5 Year CMT Rate + 1.20%)	2.48%		09/21/2036	13,793,253
5,410,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.96%)	1.73%		07/22/2027	5,435,853
1,620,000	Bausch Health Companies, Inc.	7.00%	(a)	01/15/2028	1,662,250
1,290,000	Bausch Health Companies, Inc.	4.88%	(a)	06/01/2028	1,338,375
1,040,000	Bausch Health Companies, Inc.	6.25%	(a)	02/15/2029	1,030,578
1,315,000	Bausch Health Companies, Inc.	5.25%	(a)	01/30/2030	1,228,236
510,000	Beacon Roofing Supply, Inc.	4.13%	(a)	05/15/2029	507,450
4,725,000	Berkshire Hathaway Finance Corporation	2.85%		10/15/2050	4,662,824
4,520,000	Berry Global, Inc.	1.65%	(a)	01/15/2027	4,468,743
4,185,000	Blackstone Private Credit Fund	2.63%	(a)	12/15/2026	4,173,850
6,550,000	Blackstone Secured Lending Fund	2.85%	(a)	09/30/2028	6,510,470
695,000	Blue Racer Midstream LLC	7.63%	(a)	12/15/2025	752,337
8,169,000	Boeing Company	2.95%		02/01/2030	8,334,709
10,180,000	Boston Properties LP	3.40%		06/21/2029	11,034,427
125,000	Boxer Parent Company, Inc.	7.13%	(a)	10/02/2025	133,575
1,725,000	Boyd Gaming Corporation	4.75%	(a)	06/15/2031	1,781,062
2,100,000	Boyne USA, Inc.	4.75%	(a)	05/15/2029	2,170,875
5,040,000	BP Capital Markets America, Inc.	2.94%		06/04/2051	4,773,753
7,180,000	BP Capital Markets America, Inc.	3.00%		03/17/2052	6,874,643
3,065,000	Brighthouse Financial Global Funding	1.00%	(a)	04/12/2024	3,081,279
4,535,000	Brighthouse Financial Global Funding	2.00%	(a)	06/28/2028	4,519,735
12,260,000	Bristol-Myers Squibb Company	4.35%		11/15/2047	15,398,242
11,245,000	Broadcom, Inc.	3.42%	(a)	04/15/2033	11,649,760
11,625,000	Brooklyn Union Gas Company	4.49%	(a)	03/04/2049	13,594,552
1,270,000	Builders FirstSource, Inc.	4.25%	(a)	02/01/2032	1,300,162
8,215,000	Bunge Ltd. Finance Corporation	2.75%		05/14/2031	8,329,986
900,000	Cablevision Lightpath LLC	3.88%	(a)	09/15/2027	884,385
500,000	Cablevision Lightpath LLC	5.63%	(a)	09/15/2028	502,590
470,000	Caesars Entertainment, Inc.	4.63%	(a)	10/15/2029	476,462
890,000	Calpine Corporation	4.50%	(a)	02/15/2028	908,912
555,000	Calpine Corporation	5.13%	(a)	03/15/2028	562,761
600,000	Calpine Corporation	4.63%	(a)	02/01/2029	591,750
650,000	Carlson Travel, Inc.	6.75%	(a)(f)	12/15/2025	581,776
100,000	Carnival Corporation	11.50%	(a)	04/01/2023	111,750
1,765,000	Carnival Corporation	5.75%	(a)	03/01/2027	1,826,775
8,420,000	Carrier Global Corporation	3.38%		04/05/2040	8,846,624
525,000	Carvana Corporation	5.63%	(a)	10/01/2025	543,393
1,754,000	Castle US Holding Corporation	9.50%	(a)	02/15/2028	1,842,630
1,150,000	Catalent Pharma Solutions, Inc.	3.50%	(a)	04/01/2030	1,151,437
2,520,000	CCO Holdings LLC	4.75%	(a)	03/01/2030	2,637,747
1,275,000	CCO Holdings LLC	4.50%	(a)	08/15/2030	1,317,037
1,190,000	CCO Holdings LLC	4.25%	(a)	01/15/2034	1,180,331
1,830,000	Cedar Fair LP	5.25%		07/15/2029	1,879,062
1,520,000	Cengage Learning, Inc.	9.50%	(a)	06/15/2024	1,557,848
660,000	Centene Corporation	3.00%		10/15/2030	677,325
11,620,000	Centene Corporation	2.50%		03/01/2031	11,474,750
1,025,000	Centene Corporation	2.63%		08/01/2031	1,019,352
1,165,000	Century Communities, Inc.	6.75%		06/01/2027	1,245,082
1,305,000	CenturyLink, Inc.	5.13%	(a)	12/15/2026	1,355,569
1,170,000	CenturyLink, Inc.	4.00%	(a)	02/15/2027	1,196,968
7,051,000	Charter Communications Operating LLC	4.91%		07/23/2025	7,933,077
6,120,000	Charter Communications Operating LLC	3.50%		03/01/2042	5,994,298
1,219,000	Chesapeake Energy Corporation	5.88%	(a)	02/01/2029	1,303,964
8,755,000	Cigna Corporation	4.90%		12/15/2048	11,207,149
1,765,000	Cincinnati Bell, Inc.	7.00%	(a)	07/15/2024	1,798,500
16,890,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	1.22%		05/17/2024	17,153,543
1,235,000	Clarivate Science Holdings Corporation	4.88%	(a)	07/01/2029	1,238,952
460,000	Clean Harbors, Inc.	5.13%	(a)	07/15/2029	505,220
240,000	Clear Channel Outdoor Holdings, Inc.	7.75%	(a)	04/15/2028	252,922
745,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(a)	06/01/2029	775,731
1,265,000	Clearway Energy Operating LLC	4.75%	(a)	03/15/2028	1,340,710
1,710,000	CNX Midstream Partners LP	6.50%	(a)	03/15/2026	1,797,253
2,450,000	CNX Midstream Partners LP	4.75%	(a)	04/15/2030	2,490,976
600,000	CNX Resources Corporation	6.00%	(a)	01/15/2029	635,250
470,000	Coinbase Global, Inc.	3.63%	(a)	10/01/2031	447,381
5,155,000	Comcast Corporation	3.95%		10/15/2025	5,721,020
7,085,000	Comcast Corporation	3.40%		04/01/2030	7,806,848
725,000	CommScope Technologies LLC	5.00%	(a)	03/15/2027	690,693
1,500,000	CommScope, Inc.	4.75%	(a)	09/01/2029	1,500,000
1,375,000	Community Health Systems, Inc.	6.00%	(a)	01/15/2029	1,459,219
975,000	Community Health Systems, Inc.	6.88%	(a)	04/15/2029	978,642
1,205,000	Community Health Systems, Inc.	4.75%	(a)	02/15/2031	1,214,037
1,215,000	Consolidated Communications, Inc.	5.00%	(a)	10/01/2028	1,256,067
6,495,000	Constellation Brands, Inc.	3.15%		08/01/2029	6,949,870
815,000	Constellation Brands, Inc.	2.88%		05/01/2030	848,774
515,000	Constellation Merger Sub, Inc.	8.50%	(a)	09/15/2025	500,940
1,388,000	Cornerstone Building Brands, Inc.	6.13%	(a)	01/15/2029	1,477,144
740,000	Coty, Inc.	6.50%	(a)	04/15/2026	759,166
1,240,000	Coty, Inc.	5.00%	(a)	04/15/2026	1,268,272
3,085,000	CQP Holdco LP	5.50%	(a)	06/15/2031	3,284,908
522,000	CRC Issuer LLC	5.25%	(a)	10/15/2025	529,752
1,945,000	Credit Acceptance Corporation	6.63%		03/15/2026	2,034,956
12,965,000	Crown Castle International Corporation	3.65%		09/01/2027	14,264,499
815,000	Crown Castle International Corporation	3.80%		02/15/2028	896,983
2,940,000	CSC Holdings LLC	5.75%	(a)	01/15/2030	2,993,376
1,200,000	CSC Holdings LLC	4.63%	(a)	12/01/2030	1,139,136
2,325,000	CSI Compressco LP	7.50%	(a)	04/01/2025	2,293,996
13,890,000	CSX Corporation	3.80%		11/01/2046	15,733,408
750,000	CVR Nitrogen Finance Corporation	6.13%	(a)	06/15/2028	787,500
5,420,000	CVS Health Corporation	5.05%		03/25/2048	6,988,876
2,200,000	Dana Financing Ltd.	5.75%	(a)	04/15/2025	2,271,830
410,000	Dana, Inc.	5.38%		11/15/2027	432,550
965,000	Dana, Inc.	5.63%		06/15/2028	1,040,366
285,000	Dana, Inc.	4.25%		09/01/2030	293,464
950,000	DaVita, Inc.	4.63%	(a)	06/01/2030	978,368
920,000	Dealer Tire LLC	8.00%	(a)	02/01/2028	964,668
14,025,000	Dell International LLC	5.30%		10/01/2029	16,970,116
1,035,000	Diamond BC B.V.	4.63%	(a)	10/01/2029	1,051,834
1,215,000	Diamond Sports Group LLC	5.38%	(a)	08/15/2026	803,419
3,690,000	Diamondback Energy, Inc.	2.88%		12/01/2024	3,875,831
3,500,000	Digital Realty Trust	3.70%		08/15/2027	3,893,097
3,000,000	Digital Realty Trust	3.60%		07/01/2029	3,284,233
1,050,000	DIRECTV Holdings LLC	5.88%	(a)	08/15/2027	1,097,250
15,975,000	Discover Financial Services	4.10%		02/09/2027	17,805,831
1,330,000	DISH DBS Corporation	5.88%		11/15/2024	1,431,785
1,255,000	DISH DBS Corporation	5.13%		06/01/2029	1,231,337
12,078,000	Dollar Tree, Inc.	4.00%		05/15/2025	13,224,477
4,400,000	DTE Energy Company	2.95%		03/01/2030	4,611,187
2,095,000	Duke Energy Corporation	3.75%		09/01/2046	2,241,562
7,615,000	Duke Energy Corporation	3.95%		08/15/2047	8,421,741
8,228,000	East Ohio Gas Company	3.00%	(a)	06/15/2050	8,094,132
1,180,000	EES Finance Corporation	8.13%		05/01/2025	1,120,050
1,425,000	Eldorado Resorts, Inc.	6.25%	(a)	07/01/2025	1,501,961
926,000	Embarq Corporation	8.00%		06/01/2036	994,529
1,265,000	Emergent BioSolutions, Inc.	3.88%	(a)	08/15/2028	1,231,794
5,525,000	Enable Midstream Partners LP	4.40%		03/15/2027	6,124,598
7,125,000	Enable Midstream Partners LP	5.00%		05/15/2044	7,825,296
620,000	Encompass Health Corporation	4.50%		02/01/2028	640,953
215,000	Encompass Health Corporation	4.75%		02/01/2030	226,395
1,430,000	Encompass Health Corporation	4.63%		04/01/2031	1,504,789
790,000	Endeavor Energy Resources LP	6.63%	(a)	07/15/2025	833,450
500,000	Endo Finance LLC	6.00%	(a)	07/15/2023	362,972
1,040,000	Endo Finance LLC	6.13%	(a)	04/01/2029	1,041,409
1,460,000	Endure Digital, Inc.	6.00%	(a)	02/15/2029	1,389,153
6,845,000	Energy Transfer Operating LP	4.75%		01/15/2026	7,654,063
3,785,000	Entergy Corporation	2.80%		06/15/2030	3,908,544
705,000	Envision Healthcare Corporation	8.75%	(a)	10/15/2026	573,694
1,235,000	EQM Midstream Partners LP	4.75%	(a)	01/15/2031	1,285,968
1,100,000	EQT Corporation	7.50%		02/01/2030	1,417,295
8,010,000	Equinix, Inc.	1.80%		07/15/2027	8,055,386
8,130,000	Eversource Energy	1.65%		08/15/2030	7,731,274
3,954,000	Exelon Corporation	3.40%		04/15/2026	4,284,957
6,720,000	Expedia Group, Inc.	3.80%		02/15/2028	7,298,680
3,175,000	Expedia Group, Inc.	2.95%		03/15/2031	3,211,101
6,320,000	Exxon Mobil Corporation	4.23%		03/19/2040	7,509,604
6,367,000	FedEx Corporation	4.75%		11/15/2045	7,776,034
990,000	Ferrellgas Escrow LLC	5.38%	(a)	04/01/2026	968,982
3,890,000	First American Financial Corporation	2.40%		08/15/2031	3,793,205
1,065,000	First Student Bidco, Inc.	4.00%	(a)	07/31/2029	1,051,687
3,535,000	Flowers Foods, Inc.	2.40%		03/15/2031	3,537,206
7,780,000	Flowserve Corporation	2.80%		01/15/2032	7,707,577
605,000	Ford Motor Company	9.00%		04/22/2025	728,287
1,535,000	Ford Motor Company	7.45%		07/16/2031	2,004,863
2,900,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	3,095,750
1,670,000	Ford Motor Credit Company LLC	3.63%		06/17/2031	1,682,525
8,520,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24%)	1.36%		02/15/2023	8,490,155
7,870,000	Fortinet, Inc.	1.00%		03/15/2026	7,757,980
1,610,000	Fortress Transportation and Infrastructure Investors LLC	5.50%	(a)	05/01/2028	1,622,944
1,535,000	Front Range BidCo, Inc.	4.00%	(a)	03/01/2027	1,529,597
720,000	Front Range BidCo, Inc.	6.13%	(a)	03/01/2028	730,930
390,000	Frontier Communications Corporation	5.88%	(a)	10/15/2027	414,862
800,000	Frontier Communications Corporation	5.00%	(a)	05/01/2028	841,000
450,000	Frontier Communications Corporation	6.75%	(a)	05/01/2029	474,860
100,392	Frontier Communications Corporation	5.88%		11/01/2029	101,742
490,000	Full House Resorts, Inc.	8.25%	(a)	02/15/2028	527,394
1,295,000	Gap Inc.	3.88%	(a)	10/01/2031	1,296,619
1,455,000	Gates Global LLC	6.25%	(a)	01/15/2026	1,511,381
1,140,000	GCI LLC	4.75%	(a)	10/15/2028	1,198,228
6,335,000	General Electric Company	5.88%		01/14/2038	8,566,930
4,830,000	General Electric Company	6.88%		01/10/2039	7,207,119
6,205,000	General Motors Financial Company	3.95%		04/13/2024	6,633,436
15,345,000	General Motors Financial Company (3 Month LIBOR USD + 0.99%)	1.13%		01/05/2023	15,498,724
8,185,000	Georgia Power Company	2.20%		09/15/2024	8,509,279
12,700,000	Georgia Power Company	3.25%		03/15/2051	12,802,101
1,405,000	Global Access, Inc.	5.00%	(a)	07/15/2029	1,441,432
1,846,960	Global Aircraft Leasing Company (7.25% PIK)	6.50%	(a)	09/15/2024	1,816,947
1,035,000	Golden Entertainment, Inc.	7.63%	(a)	04/15/2026	1,093,503
2,445,000	Golden Nugget, Inc.	6.75%	(a)	10/15/2024	2,451,235
18,188,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17%)	1.29%		05/15/2026	18,660,179
5,510,000	Goldman Sachs Group, Inc. (Secured Overnight Financing Rate + 0.82%)	0.87%		09/10/2027	5,523,049
1,230,000	Goodyear Tire & Rubber Company	5.25%	(a)	07/15/2031	1,311,487
615,000	GrafTech Finance, Inc.	4.63%	(a)	12/15/2028	631,912
1,510,000	Gray Television, Inc.	7.00%	(a)	05/15/2027	1,621,362
1,295,000	Griffon Corporation	5.75%		03/01/2028	1,361,369
420,000	Group 1 Automotive, Inc.	4.00%	(a)	08/15/2028	427,875
1,090,000	GTT Communications, Inc.	7.88%	(a)(f)	12/31/2024	119,900
1,175,971	Gulfport Energy Corporation	8.00%	(a)	05/17/2026	1,287,559
1,695,000	Gulfport Escrow	0.00%		05/15/2025	101,700
4,305,000	Halliburton Company	2.92%		03/01/2030	4,455,290
3,288,000	Halliburton Company	5.00%		11/15/2045	3,945,852
5,240,000	HCA, Inc.	4.13%		06/15/2029	5,857,307
975,000	HCRX Investments Holdco LP	4.50%	(a)	08/01/2029	981,099
4,600,000	Health Care Service Corporation and Mutual Legal Reserve Company	3.20%	(a)	06/01/2050	4,736,886
1,540,000	Hess Midstream Operations LP	5.63%	(a)	02/15/2026	1,599,675
1,075,000	Hess Midstream Operations LP	5.13%	(a)	06/15/2028	1,124,235
2,370,000	Hess Midstream Operations LP	4.25%	(a)	02/15/2030	2,399,625
985,000	Hexion, Inc.	7.88%	(a)	07/15/2027	1,052,719
975,000	Hightower Holding LLC	6.75%	(a)	04/15/2029	1,000,594
1,797,000	HilCorporationEnergy LP	6.25%	(a)	11/01/2028	1,865,484
315,000	HilCorporationEnergy LP	5.75%	(a)	02/01/2029	324,056
80,000	Hilton Domestic Operating Company, Inc.	5.38%	(a)	05/01/2025	83,700
90,000	Hilton Domestic Operating Company, Inc.	5.75%	(a)	05/01/2028	97,042
2,410,000	Horizon Pharma USA, Inc.	5.50%	(a)	08/01/2027	2,557,612
14,325,000	Hyundai Capital America	2.65%	(a)	02/10/2025	14,886,781
660,000	Hyundai Capital America	1.80%	(a)	10/15/2025	666,768
1,890,000	IAA, Inc.	5.50%	(a)	06/15/2027	1,977,412
2,405,000	Icahn Enterprises LP	6.25%		05/15/2026	2,516,231
1,300,000	Icahn Enterprises LP	5.25%		05/15/2027	1,350,375
230,000	iHeartCommunications, Inc.	8.38%		05/01/2027	246,100
960,000	iHeartCommunications, Inc.	5.25%	(a)	08/15/2027	998,698
5,170,000	Illumina, Inc.	0.55%		03/23/2023	5,171,433
1,600,000	Illuminate Buyer LLC	9.00%	(a)	07/01/2028	1,766,104
1,435,000	Installed Building Products, Inc.	5.75%	(a)	02/01/2028	1,508,321
1,380,000	Iron Mountain, Inc.	4.88%	(a)	09/15/2029	1,447,275
850,000	Iron Mountain, Inc.	4.50%	(a)	02/15/2031	863,217
1,000,000	iStar, Inc.	4.75%		10/01/2024	1,058,750
875,000	Jazz Securities DAC	4.38%	(a)	01/15/2029	907,856
600,000	JBS Finance, Inc.	5.50%	(a)	01/15/2030	668,082
645,000	JBS USA Finance, Inc.	3.75%	(a)	12/01/2031	671,948
2,160,000	JELD-WEN, Inc.	4.63%	(a)	12/15/2025	2,196,709
9,885,000	JP Morgan Chase & Company (Secured Overnight Financing Rate + 2.04%)	2.52%		04/22/2031	10,090,432
6,220,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.02%)	2.07%		06/01/2029	6,237,814
6,605,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.25%)	2.58%		04/22/2032	6,701,513
1,415,000	KAR Auction Services, Inc.	5.13%	(a)	06/01/2025	1,432,687
6,777,000	Keurig Dr Pepper, Inc.	3.80%		05/01/2050	7,607,072
10,619,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	15,069,847
1,445,000	Kraft Heinz Foods Company	5.00%		07/15/2035	1,778,735
4,000,000	Kraft Heinz Foods Company	5.20%		07/15/2045	5,018,543
2,385,000	Kraton Polymers LLC	4.25%	(a)	12/15/2025	2,495,306
1,015,000	LBM Acquisition LLC	6.25%	(a)	01/15/2029	1,015,929
730,000	LD Holdings Group LLC	6.50%	(a)	11/01/2025	729,139
185,000	LD Holdings Group LLC	6.13%	(a)	04/01/2028	174,625
1,300,000	Leeward Renewable Energy Operations LLC	4.25%	(a)	07/01/2029	1,322,984
1,015,000	Legends Hospitality Holding Company LLC	5.00%	(a)	02/01/2026	1,042,029
530,000	Level 3 Financing, Inc.	3.75%	(a)	07/15/2029	512,897
4,500,000	Lexington Realty Trust	2.38%		10/01/2031	4,368,643
1,260,000	LFS Topco LLC	5.88%	(a)	10/15/2026	1,299,457
1,320,000	LifePoint Health, Inc.	4.38%	(a)	02/15/2027	1,318,350
895,000	LifePoint Health, Inc.	5.38%	(a)	01/15/2029	871,985
985,000	Ligado Networks LLC (15.50% PIK)	15.50%	(a)	11/01/2023	956,681
1,360,000	Lions Gate Capital Holdings LLC	5.50%	(a)	04/15/2029	1,407,627
2,990,000	Live Nation Entertainment, Inc.	5.63%	(a)	03/15/2026	3,099,479
650,000	Live Nation Entertainment, Inc.	6.50%	(a)	05/15/2027	715,812
560,000	Logan Merger Sub, Inc.	5.50%	(a)	09/01/2027	570,500
1,100,000	LSF9 Atlantis Holdings LLC	7.75%	(a)	02/15/2026	1,142,146
1,235,000	M/I Homes, Inc.	4.95%		02/01/2028	1,293,662
1,030,000	Madison IAQ LLC	4.13%	(a)	06/30/2028	1,031,303
1,010,000	Madison IAQ LLC	5.88%	(a)	06/30/2029	1,018,893
560,000	Magic Mergeco, Inc.	7.88%	(a)	05/01/2029	582,666
12,569,000	Marathon Petroleum Corporation	5.13%		12/15/2026	14,622,569
7,250,000	Marriott International, Inc.	3.13%		06/15/2026	7,759,123
7,280,000	Marriott International, Inc.	2.75%		10/15/2033	7,122,908
13,510,000	Marvell Technology, Inc.	4.20%	(a)	06/22/2023	14,269,355
1,085,000	Match Group, Inc.	5.00%	(a)	12/15/2027	1,137,053
590,000	Match Group, Inc.	4.63%	(a)	06/01/2028	617,568
1,520,000	Matterhorn Merger Sub LLC	8.50%	(a)	06/01/2026	1,577,403
1,030,000	Mav Acquisition Corporation	5.75%	(a)	08/01/2028	1,013,443
6,880,000	McDonald’s Corporation	3.60%		07/01/2030	7,657,383
5,880,000	McDonald’s Corporation	4.45%		03/01/2047	7,183,035
1,150,000	Metis Merger Sub LLC	6.50%	(a)	05/15/2029	1,119,841
50,000	Metropolitan Edison Company	4.00%	(a)	04/15/2025	52,784
1,710,000	MGM Growth Properties Operating Partnership LP	5.75%		02/01/2027	1,968,637
1,495,000	MGM Resorts International	6.75%		05/01/2025	1,577,225
755,000	MGM Resorts International	5.75%		06/15/2025	823,894
795,000	Midwest Gaming Borrower LLC	4.88%	(a)	05/01/2029	810,900
4,785,000	Mondelez International, Inc.	1.88%		10/15/2032	4,597,703
6,255,000	Monongahela Power Company	5.40%	(a)	12/15/2043	8,176,680
14,130,000	Morgan Stanley (3 Month LIBOR USD + 1.36%)	2.48%		09/16/2036	13,836,906
5,700,000	Morgan Stanley (Secured Overnight Financing Rate + 0.53%)	0.79%		05/30/2025	5,684,439
1,272,000	Moss Creek Resources Holdings, Inc.	7.50%	(a)	01/15/2026	1,180,817
475,000	Mozart Debt Merger Sub, Inc.	0.05%	(a)	10/01/2029	475,000
786,000	MPH Acquisition Holdings LLC	5.75%	(a)	11/01/2028	741,583
1,250,000	MPLX LP	4.00%		03/15/2028	1,381,360
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,924,600
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	996,400
1,020,000	Nabors Industries Ltd.	7.25%	(a)	01/15/2026	993,679
1,160,000	National FINL Partners Corporation	6.88%	(a)	08/15/2028	1,185,996
3,675,000	National Retail Properties, Inc.	2.50%		04/15/2030	3,728,410
235,000	Nationstar Mortgage Holdings, Inc.	6.00%	(a)	01/15/2027	246,292
1,325,000	Nationstar Mortgage Holdings, Inc.	5.50%	(a)	08/15/2028	1,366,545
2,795,000	Navient Corporation	6.50%		06/15/2022	2,889,331
955,000	Navient Corporation	5.00%		03/15/2027	984,844
1,935,000	NCL Corporation	3.63%	(a)	12/15/2024	1,840,669
1,185,000	NCL Corporation Ltd.	5.88%	(a)	03/15/2026	1,216,219
345,000	NESCO Holdings II, Inc.	5.50%	(a)	04/15/2029	358,265
7,668,000	NetApp, Inc.	1.88%		06/22/2025	7,859,373
860,000	Netflix, Inc.	5.88%		02/15/2025	981,243
765,000	Netflix, Inc.	5.38%	(a)	11/15/2029	927,563
550,000	Netflix, Inc.	4.88%	(a)	06/15/2030	648,313
1,025,000	Nexstar Broadcasting, Inc.	5.63%	(a)	07/15/2027	1,085,706
7,092,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	7,785,247
3,500,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	3,522,384
845,000	NFP Corporation	4.88%	(a)	08/15/2028	860,421
1,950,000	NGL Energy Operating LLC	7.50%	(a)	02/01/2026	1,989,341
1,150,000	NGL Energy Partners LP	7.50%		04/15/2026	1,031,078
2,615,000	NGPL PipeCo LLC	3.25%	(a)	07/15/2031	2,681,310
8,815,000	Northrop Grumman Corporation	5.15%		05/01/2040	11,491,709
5,000,000	NRG Energy, Inc.	2.00%	(a)	12/02/2025	5,086,210
1,715,000	NRG Energy, Inc.	3.63%	(a)	02/15/2031	1,686,703
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,785,069
1,705,000	Oasis Petroleum, Inc.	6.38%	(a)	06/01/2026	1,788,758
820,000	Occidental Petroleum Corporation	8.00%		07/15/2025	980,654
2,070,000	Occidental Petroleum Corporation	3.50%		08/15/2029	2,108,026
1,960,000	Occidental Petroleum Corporation	6.63%		09/01/2030	2,418,150
1,675,000	Occidental Petroleum Corporation	6.13%		01/01/2031	2,012,889
650,000	Occidental Petroleum Corporation	6.45%		09/15/2036	818,594
660,000	Occidental Petroleum Corporation	6.60%		03/15/2046	829,541
1,565,000	Office Properties Income Trust	2.65%		06/15/2026	1,579,642
6,245,000	Office Properties Income Trust	2.40%		02/01/2027	6,175,446
3,510,000	Omnicom Group, Inc.	2.60%		08/01/2031	3,571,616
4,060,000	ONEOK, Inc.	3.40%		09/01/2029	4,332,329
10,255,000	Oracle Corporation	3.85%		04/01/2060	10,444,614
1,720,000	Organon & Company	5.13%	(a)	04/30/2031	1,808,752
136,000	Ortho Clinical Diagnostics, Inc.	7.38%	(a)	06/01/2025	143,691
1,116,000	Ortho-Clinical Diagnostics, Inc.	7.25%	(a)	02/01/2028	1,196,062
1,145,000	Ovintiv, Inc.	7.38%		11/01/2031	1,555,434
6,315,000	Owens Corning	4.40%		01/30/2048	7,403,901
6,600,000	Owl Rock Capital Corporation	2.63%		01/15/2027	6,616,140
8,595,000	Pacific Gas and Electric Company	1.37%		03/10/2023	8,566,901
7,853,000	Pacific Gas and Electric Company	2.50%		02/01/2031	7,480,666
6,235,000	Packaging Corporation of America	3.40%		12/15/2027	6,807,370
1,301,000	Panther BF Aggregator LP	6.25%	(a)	05/15/2026	1,368,522
745,000	Panther BF Aggregator LP	8.50%	(a)	05/15/2027	793,425
2,043,000	Par Petroleum Finance Corporation	7.75%	(a)	12/15/2025	2,045,881
875,000	Park Intermediate Holdings LLC	4.88%	(a)	05/15/2029	901,666
3,045,000	Patterson-UTI Energy, Inc.	3.95%		02/01/2028	3,061,759
565,000	PBF Holding Company LLC	6.00%		02/15/2028	361,600
549,704	Peabody Energy Corporation (6.00% + 2.50% PIK)	8.50%	(a)	12/31/2024	486,488
2,085,000	Penn National Gaming, Inc.	5.63%	(a)	01/15/2027	2,150,156
940,000	Penn National Gaming, Inc.	4.13%	(a)	07/01/2029	930,271
1,385,000	PennyMac Financial Services, Inc.	5.38%	(a)	10/15/2025	1,426,135
1,575,000	PennyMac Financial Services, Inc.	4.25%	(a)	02/15/2029	1,501,857
6,620,000	Penske Truck Leasing Company	4.20%	(a)	04/01/2027	7,469,302
1,450,000	Performance Food Group, Inc.	5.50%	(a)	10/15/2027	1,520,050
1,175,000	Performance Food Group, Inc.	4.25%	(a)	08/01/2029	1,179,418
1,975,000	PetSmart, Inc.	4.75%	(a)	02/15/2028	2,031,781
1,545,000	PetSmart, Inc.	7.75%	(a)	02/15/2029	1,687,997
650,000	PG&E Corporation	5.00%		07/01/2028	663,000
613,000	PIC AU Holdings LLC	10.00%	(a)	12/31/2024	619,712
1,200,000	Pike Corporation	5.50%	(a)	09/01/2028	1,224,462
1,435,000	Pilgrim’s Pride Corporation	5.88%	(a)	09/30/2027	1,527,558
10,462,000	Pioneer Natural Resources Corporation	1.90%		08/15/2030	10,018,244
430,000	Post Holdings, Inc.	5.50%	(a)	12/15/2029	456,376
1,785,000	Post Holdings, Inc.	4.63%	(a)	04/15/2030	1,801,029
1,535,000	Premier Entertainment Sub LLC	5.63%	(a)	09/01/2029	1,552,384
1,510,000	Premier Entertainment Sub LLC	5.88%	(a)	09/01/2031	1,527,655
1,095,000	Prime Security Services Borrower LLC	6.25%	(a)	01/15/2028	1,133,489
810,000	Providence Service Corporation	5.88%	(a)	11/15/2025	857,588
5,905,000	Prudential Financial, Inc.	3.91%		12/07/2047	6,855,140
10,235,000	PSEG Power LLC	3.85%		06/01/2023	10,769,983
105,000	Rackspace Technology Global, Inc.	5.38%	(a)	12/01/2028	103,321
950,000	Radiate Finance, Inc.	4.50%	(a)	09/15/2026	982,063
355,000	Radiate Finance, Inc.	6.50%	(a)	09/15/2028	362,483
1,520,000	Radiology Partners, Inc.	9.25%	(a)	02/01/2028	1,637,124
940,000	Rattler Midstream LP	5.63%	(a)	07/15/2025	979,997
490,000	Real Hero Merger Sub 2, Inc.	6.25%	(a)	02/01/2029	509,029
895,000	Realogy Group LLC	7.63%	(a)	06/15/2025	956,934
915,000	Realogy Group LLC	5.75%	(a)	01/15/2029	950,346
975,000	Rent-A-Center, Inc.	6.38%	(a)	02/15/2029	1,053,000
650,000	Roller Bearing Company of America, Inc.	4.38%	(a)	10/15/2029	667,063
16,420,000	Roper Technologies, Inc.	1.75%		02/15/2031	15,671,308
8,145,000	Royalty Pharma PLC	3.30%		09/02/2040	8,132,555
1,410,000	RP Escrow Issuer LLC	5.25%	(a)	12/15/2025	1,452,378
6,428,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	7,393,821
1,595,000	Sabra Health Care LP	3.20%		12/01/2031	1,564,080
655,000	Sabre Global, Inc.	9.25%	(a)	04/15/2025	757,861
1,580,000	Schweitzer-Mauduit International, Inc.	6.88%	(a)	10/01/2026	1,645,353
590,000	Science Applications International Corporation	4.88%	(a)	04/01/2028	610,473
1,820,000	Scientific Games International, Inc.	5.00%	(a)	10/15/2025	1,874,600
735,000	Scientific Games International, Inc.	8.25%	(a)	03/15/2026	780,938
440,000	SCIH Salt Holdings, Inc.	6.63%	(a)	05/01/2029	422,959
1,450,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	1,517,063
1,145,000	Scripps Escrow, Inc.	5.88%	(a)	07/15/2027	1,176,699
600,000	Seagate HDD Cayman	3.38%	(a)	07/15/2031	585,750
1,900,000	SEG Holding LLC	5.63%	(a)	10/15/2028	1,983,125
2,895,000	Select Medical Corporation	6.25%	(a)	08/15/2026	3,048,001
2,022,000	Silgan Holdings, Inc.	4.13%		02/01/2028	2,080,133
6,770,000	Simon Property Group LP	2.45%		09/13/2029	6,919,655
1,100,000	Sirius XM Radio, Inc.	5.50%	(a)	07/01/2029	1,190,750
690,000	Sirius XM Radio, Inc.	4.13%	(a)	07/01/2030	694,062
2,520,000	Six Flags Entertainment Corporation	4.88%	(a)	07/31/2024	2,546,775
12,656,000	Smithfield Foods, Inc.	4.25%	(a)	02/01/2027	13,847,414
5,220,000	Southern Company (5 Year CMT Rate + 2.92%)	3.75%		09/15/2051	5,331,186
7,820,000	Southwest Airlines Company	4.75%		05/04/2023	8,326,899
1,215,000	Southwestern Energy Company	5.38%	(a)	02/01/2029	1,301,338
1,230,000	Spectrum Brands, Inc.	5.00%	(a)	10/01/2029	1,324,962
1,225,000	Spectrum Brands, Inc.	3.88%	(a)	03/15/2031	1,239,277
850,000	Springleaf Finance Corporation	6.88%		03/15/2025	956,250
280,000	Springleaf Finance Corporation	7.13%		03/15/2026	324,800
390,000	Springleaf Finance Corporation	6.63%		01/15/2028	448,988
825,000	Springleaf Finance Corporation	5.38%		11/15/2029	895,208
3,965,000	Sprint Capital Corporation	6.88%		11/15/2028	5,080,156
975,000	SRS Distribution, Inc.	4.63%	(a)	07/01/2028	995,914
1,490,000	SRS Distribution, Inc.	6.13%	(a)	07/01/2029	1,536,577
760,000	Staples, Inc.	7.50%	(a)	04/15/2026	771,784
480,000	Staples, Inc.	10.75%	(a)	04/15/2027	468,000
1,745,000	Stevens Holding Company, Inc.	6.13%	(a)	10/01/2026	1,884,600
995,000	Suburban Propane Partners LP	5.00%	(a)	06/01/2031	1,033,556
1,550,000	SunCoke Energy, Inc.	4.88%	(a)	06/30/2029	1,546,125
1,910,000	Sunoco LP	5.50%		02/15/2026	1,950,779
1,010,000	Sunoco LP	6.00%		04/15/2027	1,052,925
475,000	Sunoco LP	4.50%		05/15/2029	482,372
1,855,000	SWF Escrow Issuer Corporation	6.50%	(a)	10/01/2029	1,809,645
12,810,000	Synchrony Financial	3.95%		12/01/2027	14,140,504
11,135,000	Sysco Corporation	3.30%		02/15/2050	11,426,610
2,090,000	Targa Res Partners	4.88%		02/01/2031	2,257,200
800,000	Targa Resources Partners Finance Corporation	6.50%		07/15/2027	863,584
7,335,000	Teledyne Technologies, Inc.	2.25%		04/01/2028	7,475,016
1,930,000	Tenet Healthcare Corporation	6.25%	(a)	02/01/2027	2,004,788
750,000	Tenet Healthcare Corporation	5.13%	(a)	11/01/2027	782,813
2,200,000	Tenet Healthcare Corporation	6.13%	(a)	10/01/2028	2,313,872
1,755,000	Tenet Healthcare Corporation	4.25%	(a)	06/01/2029	1,783,519
1,215,000	Tenneco, Inc.	5.13%	(a)	04/15/2029	1,243,856
520,000	Terrier Media Buyer, Inc.	8.88%	(a)	12/15/2027	550,519
9,425,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	12,718,318
7,520,000	T-Mobile USA, Inc.	2.25%		02/15/2026	7,614,000
505,000	T-Mobile USA, Inc.	3.38%	(a)	04/15/2029	527,473
640,000	T-Mobile USA, Inc.	3.38%		04/15/2029	668,480
555,000	T-Mobile USA, Inc.	2.88%		02/15/2031	560,411
6,440,000	T-Mobile USA, Inc.	3.40%	(a)	10/15/2052	6,293,665
655,000	TMS International Corporation	6.25%	(a)	04/15/2029	685,294
460,000	Townsquare Media, Inc.	6.88%	(a)	02/01/2026	483,143
340,000	TransDigm, Inc.	8.00%	(a)	12/15/2025	362,950
2,205,000	TransDigm, Inc.	6.25%	(a)	03/15/2026	2,301,469
1,190,000	TransDigm, Inc.	5.50%		11/15/2027	1,224,284
2,120,000	Transocean Poseidon Ltd.	6.88%	(a)	02/01/2027	2,112,697
1,177,000	Transocean Proteus Ltd.	6.25%	(a)	12/01/2024	1,182,467
475,000	Transocean, Inc.	11.50%	(a)	01/30/2027	490,029
1,320,000	Trident TPI Holdings, Inc.	6.63%	(a)	11/01/2025	1,343,258
3,335,000	Triton Container International Ltd.	1.15%	(a)	06/07/2024	3,330,783
1,155,000	Triton Water Holdings, Inc.	6.25%	(a)	04/01/2029	1,175,213
495,000	Triumph Group, Inc.	6.25%	(a)	09/15/2024	495,488
992,000	Triumph Group, Inc.	7.75%		08/15/2025	982,611
310,000	Tronox, Inc.	4.63%	(a)	03/15/2029	308,838
1,421,000	Twin River Worldwide Holdings, Inc.	6.75%	(a)	06/01/2027	1,548,890
700,000	Uber Technologies, Inc.	7.50%	(a)	09/15/2027	765,188
1,180,000	Uber Technologies, Inc.	4.50%	(a)	08/15/2029	1,190,325
160,000	Unifrax Escrow Issuer Corporation	7.50%	(a)	09/30/2029	164,163
440,000	United Airlines, Inc.	4.38%	(a)	04/15/2026	452,100
1,470,000	United Airlines, Inc.	4.63%	(a)	04/15/2029	1,521,009
1,365,000	United Natural Foods, Inc.	6.75%	(a)	10/15/2028	1,479,319
1,270,000	United Rentals North America, Inc.	4.00%		07/15/2030	1,319,213
215,000	United Rentals North America, Inc.	3.88%		02/15/2031	220,644
950,000	Uniti Group LP	6.50%	(a)	02/15/2029	978,500
1,000,000	Univision Communications, Inc.	4.50%	(a)	05/01/2029	1,017,500
4,490,000	Upjohn, Inc.	1.65%	(a)	06/22/2025	4,537,276
130,000	US Foods, Inc.	6.25%	(a)	04/15/2025	136,526
1,020,000	US Foods, Inc.	4.75%	(a)	02/15/2029	1,048,157
3,040,000	USA Compression Partners LP	6.88%		09/01/2027	3,222,719
1,885,000	Venture Global Calcasieu Pass LLC	4.13%	(a)	08/15/2031	1,967,469
1,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	1,070,010
12,882,000	Verizon Communications, Inc.	4.40%		11/01/2034	15,271,354
2,365,000	Verscend Escrow Corporation	9.75%	(a)	08/15/2026	2,495,075
1,400,000	ViaSat, Inc.	6.50%	(a)	07/15/2028	1,476,258
220,000	VICI Properties LP	3.75%	(a)	02/15/2027	227,975
2,020,000	Victoria’s Secret Company	4.63%	(a)	07/15/2029	2,061,360
440,000	Viking Cruises Ltd.	13.00%	(a)	05/15/2025	507,100
3,150,000	Viking Cruises Ltd.	5.88%	(a)	09/15/2027	3,053,390
1,215,000	Viper Energy Partners LP	5.38%	(a)	11/01/2027	1,269,219
1,320,000	Vizient, Inc.	6.25%	(a)	05/15/2027	1,382,825
4,235,000	Vontier Corporation	2.40%	(a)	04/01/2028	4,182,126
2,595,000	Vornado Realty LP	2.15%		06/01/2026	2,637,281
1,660,000	WASH Multifamily Acquisition, Inc.	5.75%	(a)	04/15/2026	1,735,489
1,230,000	Waste Pro, Inc.	5.50%	(a)	02/15/2026	1,244,010
648,000	Weatherford International Ltd.	11.00%	(a)	12/01/2024	683,436
755,000	Weatherford International Ltd.	6.50%	(a)	09/15/2028	778,594
6,905,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	3.20%		06/17/2027	7,415,334
5,900,000	Wells Fargo & Company (3 Month LIBOR USD + 1.43%)	2.88%		10/30/2030	6,165,014
7,635,000	Welltower, Inc.	2.80%		06/01/2031	7,870,593
1,340,000	Western Midstream Operating LP	4.35%		02/01/2025	1,415,656
1,400,000	Western Midstream Operating LP	5.30%		02/01/2030	1,548,750
15,170,000	Western Union Company	2.75%		03/15/2031	15,208,226
525,000	WeWork Cos, Inc.	7.88%	(a)	05/01/2025	534,195
740,000	Wheel Pros, Inc.	6.50%	(a)	05/15/2029	716,879
1,600,000	William Carter Company	5.63%	(a)	03/15/2027	1,660,640
11,740,000	Willis North America, Inc.	4.50%		09/15/2028	13,459,013
1,040,000	Wolverine Escrow LLC	9.00%	(a)	11/15/2026	962,000
1,300,000	WR Grace Holdings LLC	5.63%	(a)	08/15/2029	1,342,263
13,095,000	WRKCo, Inc.	3.75%		03/15/2025	14,178,046
1,215,000	Wyndham Hotels & Resorts	4.38%	(a)	08/15/2028	1,269,894
845,000	XHR LP	6.38%	(a)	08/15/2025	897,500
1,270,000	XHR LP	4.88%	(a)	06/01/2029	1,305,992
610,000	Yum! Brands, Inc.	7.75%	(a)	04/01/2025	652,990
1,245,000	Yum! Brands, Inc.	4.75%	(a)	01/15/2030	1,350,912

Total US Corporate Bonds (Cost $1,591,697,675)					1,666,326,923

US Government and Agency Mortgage Backed Obligations - 10.7%
368,920	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	421,434
193,350	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	221,213
7,224,099	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	7,714,349
4,062,276	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	4,296,633
4,011,718	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	4,246,195
15,033,418	Federal Home Loan Mortgage Corporation, Pool G08701	3.00%		04/01/2046	15,899,316
962,550	Federal Home Loan Mortgage Corporation, Pool G08737	3.00%		12/01/2046	1,017,511
11,294,695	Federal Home Loan Mortgage Corporation, Pool G61645	4.00%		10/01/2048	12,107,531
1,292,894	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	1,433,909
6,638,422	Federal Home Loan Mortgage Corporation, Pool Q33789	3.50%		06/01/2045	7,254,974
27,868,154	Federal Home Loan Mortgage Corporation, Pool RB5094	1.50%		01/01/2041	27,534,434
6,256,206	Federal Home Loan Mortgage Corporation, Pool RC1060	2.50%		09/01/2034	6,632,288
8,306,306	Federal Home Loan Mortgage Corporation, Pool SB0048	3.00%		08/01/2034	8,843,410
11,104,507	Federal Home Loan Mortgage Corporation, Pool SB8092	1.50%		03/01/2036	11,225,617
21,746,284	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	23,073,886
33,181,969	Federal Home Loan Mortgage Corporation, Pool SD8166	2.00%		09/01/2051	33,306,556
13,750,000	Federal Home Loan Mortgage Corporation, Pool SD8174	3.00%		10/01/2051	14,473,540
1,185,824	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	1,241,805
259,654	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	283,011
5,740,794	Federal Home Loan Mortgage Corporation, Pool V83144	4.00%		04/01/2047	6,208,605
15,561,621	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	16,444,351
40,155	Federal Home Loan Mortgage Corporation, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	13.12%	(i)	07/15/2033	52,289
1,125,751	Federal Home Loan Mortgage Corporation, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	9.80%	(i)	12/15/2033	1,381,233
55,669	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	62,898
113,250	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.42%	(g)(i)	07/15/2035	20,145
55,826	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.65%	(g)(i)	10/15/2035	8,452
183,404	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	208,422
16,572	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	17,898
205,077	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	232,852
60,174	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	6.00%	(g)(i)	02/15/2037	9,234
163,113	Federal Home Loan Mortgage Corporation, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.92%	(g)(i)	11/15/2037	22,435
163,781	Federal Home Loan Mortgage Corporation, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	6.31%	(g)(i)	11/15/2037	20,851
178,870	Federal Home Loan Mortgage Corporation, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.10%	(g)(i)	02/15/2038	22,035
24,095	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.57%	(g)(i)	03/15/2038	3,064
24,095	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.57%	(g)(i)	03/15/2038	2,986
85,453	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.33%	(g)	06/15/2038	90,738
73,001	Federal Home Loan Mortgage Corporation, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.87%	(g)(i)	08/15/2039	8,557
125,949	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.92%	(g)(i)	10/15/2049	18,943
146,489	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.27%	(g)(i)	03/15/2032	21,628
612,113	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	701,751
210,754	Federal Home Loan Mortgage Corporation, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.69%	(g)(i)	05/15/2040	38,962
157,516	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	180,885
1,506,959	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	1,656,442
881,876	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	948,815
226,586	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.33%	(i)	01/15/2041	237,138
1,008,874	Federal Home Loan Mortgage Corporation, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	9.69%	(i)	01/15/2041	1,004,954
619,395	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	710,031
568,129	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	607,441
890,131	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	998,008
646,092	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	741,766
1,852,011	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	1,992,302
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	12.95%	(i)	02/15/2041	343,833
1,003,446	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	1,143,867
3,514,917	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	3,772,885
2,974,748	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	3,374,885
25,277,959	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00%	(j)	09/15/2041	28,075,748
1,108,466	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	1,155,760
8,974,470	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50%		08/15/2042	9,426,637
10,524,189	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	10,640,060
3,195,963	Federal Home Loan Mortgage Corporation, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	5.82%	(g)(i)	01/15/2054	598,241
20,517,050	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00%	(j)	05/15/2044	21,205,536
1,275,135	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	1,285,262
13,098,333	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50%		11/15/2044	13,667,077
5,148,299	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	5,265,374
16,075,901	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	16,782,170
5,393,429	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	5,486,740
21,717,067	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	22,667,308
234,096	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	269,049
72,364	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	82,253
59,978	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	68,378
504,147	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	574,317
244,474	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	278,575
344,444	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	392,528
80,556	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	89,980
421,981	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	480,805
367,497	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	399,312
32,542	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	34,648
9,709	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	10,498
646,660	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	702,401
8,994,334	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	9,519,472
7,096,297	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	7,753,026
274,959	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	297,445
191,886	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	209,461
7,494	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	8,072
3,224,720	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	3,373,630
1,630,289	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	1,686,663
5,742,997	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	6,070,981
1,734,417	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	1,840,815
10,968,993	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	11,400,665
4,396,596	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	4,562,487
14,853,492	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	15,998,197
10,740,148	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	11,144,880
12,425,000	Federal National Mortgage Association, Pool BL4409	2.39%		10/01/2031	13,110,879
39,950,000	Federal National Mortgage Association, Pool BL4421	2.14%		10/01/2029	41,619,674
25,972,000	Federal National Mortgage Association, Pool BL4424	2.14%		10/01/2029	27,057,476
28,707,000	Federal National Mortgage Association, Pool BL4425	2.14%		10/01/2029	29,906,783
32,930,000	Federal National Mortgage Association, Pool BL4592	2.28%		11/01/2029	34,630,032
18,090,000	Federal National Mortgage Association, Pool BL5484	2.26%		01/01/2030	18,969,145
4,900,000	Federal National Mortgage Association, Pool BL9284	2.23%		12/01/2050	4,744,154
2,915,211	Federal National Mortgage Association, Pool BM4094	3.00%		03/01/2043	3,108,781
17,142,395	Federal National Mortgage Association, Pool BM6089	3.50%		12/01/2044	18,549,212
9,478,793	Federal National Mortgage Association, Pool BN7712	2.50%		08/01/2034	9,990,443
10,165,699	Federal National Mortgage Association, Pool CA3903	3.00%		07/01/2034	10,776,810
9,892,762	Federal National Mortgage Association, Pool CA4508	2.50%		11/01/2034	10,445,949
104,858,704	Federal National Mortgage Association, Pool CA7743	2.50%		11/01/2050	109,843,205
45,893,737	Federal National Mortgage Association, Pool CB0517	2.50%		05/01/2051	47,526,680
47,000,000	Federal National Mortgage Association, Pool CB1805	2.50%		10/01/2051	49,082,638
15,015,060	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	15,839,295
14,238,311	Federal National Mortgage Association, Pool FM4052	2.50%		09/01/2050	14,881,088
20,822,664	Federal National Mortgage Association, Pool FM4575	2.50%		10/01/2050	21,762,734
13,221,011	Federal National Mortgage Association, Pool FM6061	2.00%		02/01/2051	13,385,452
10,854,319	Federal National Mortgage Association, Pool FM6992	2.50%		03/01/2051	11,345,551
3,450,106	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	3,608,606
5,594,706	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	5,787,946
2,444,851	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	2,529,118
14,484,733	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	15,315,518
32,744,632	Federal National Mortgage Association, Pool MA4237	2.00%		01/01/2051	32,867,576
12,901,763	Federal National Mortgage Association, Pool MA4281	2.00%		03/01/2051	12,950,204
178,838	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	203,427
1,234,700	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	1,395,591
230,674	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.49%	(g)(i)	10/25/2036	45,002
98,800	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.66%	(g)(i)	07/25/2036	15,886
71,670	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(g)(i)	05/25/2037	9,757
910,802	Federal National Mortgage Association, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	29.43%	(i)	04/25/2037	1,461,645
354,150	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	6.35%	(g)(i)	04/25/2037	70,240
57,362	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	63,247
28,655	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(g)(i)	07/25/2038	3,348
238,983	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	270,911
7,627	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.16%	(g)(i)	01/25/2040	1,374
40,051	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	43,858
32,204	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.86%	(g)(i)	07/25/2039	4,988
83,667	Federal National Mortgage Association, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.01%	(g)(i)	08/25/2039	8,965
621,584	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	687,141
140,400	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	154,310
46,783	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	49,262
173,382	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	181,233
113,964	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.41%	(g)(i)	10/25/2040	14,586
29,336	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.74%	(i)	12/25/2040	39,490
24,157	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.91%	(g)(i)	04/25/2040	2,523
23,095	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	4.84%	(g)(i)	04/25/2040	2,655
106,842	Federal National Mortgage Association, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.26%	(g)(i)	04/25/2050	16,223
12,395	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.36%	(g)(i)	04/25/2040	1,689
927,401	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	983,465
148,831	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.91%	(g)(i)	01/25/2040	21,987
276,339	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	314,200
118,210	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	134,014
133,415	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	144,290
51,543	Federal National Mortgage Association, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.91%	(g)(i)	08/25/2040	7,050
38,131	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.57%	(i)	09/25/2040	62,236
1,747,757	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	1,907,114
504,135	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	524,458
511,405	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	545,144
635,347	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	703,982
27,601,893	Federal National Mortgage Association, Series 2013-45-LZ	3.00%	(j)	05/25/2043	29,172,245
21,414,043	Federal National Mortgage Association, Series 2013-6-ZB	3.00%		02/25/2043	21,653,977
212,093	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	212,109
28,398,532	Federal National Mortgage Association, Series 2014-70-VZ	3.00%	(j)	11/25/2044	30,033,788
9,506,039	Federal National Mortgage Association, Series 2014-73-CZ	3.00%	(j)	11/25/2044	10,081,003
5,459,214	Federal National Mortgage Association, Series 2017-46-ZL	3.50%	(j)	06/25/2057	6,092,745
1,438,007	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	1,484,583
15,848,515	Federal National Mortgage Association, Series 2018-21-IO	3.00%	(g)	04/25/2048	1,605,597
24,934,984	Federal National Mortgage Association, Series 2018-21-PO	0.00%	(h)	04/25/2048	23,112,621
11,867,931	Federal National Mortgage Association, Series 2018-35-IO	3.00%	(g)	05/25/2048	1,289,042
45,528,417	Federal National Mortgage Association, Series 2018-35-PO	0.00%	(h)	05/25/2048	41,733,378
144,473	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.36%	(g)(i)	11/25/2039	31,311
8,295,673	Federal Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00%	(b)	11/25/2057	8,855,476
18,643,750	Federal Seasoned Credit Risk Transfer Trust, Series 2019-4-M55D	4.00%		02/25/2059	20,316,132
129,413	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	7.01%	(g)(i)	08/20/2033	19,117
67,898	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.96%	(g)(i)	09/20/2038	8,077
859,103	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	933,639
968,648	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	1,056,757
942,190	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	1,028,602
1,218,944	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	1,377,589
3,090,597	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.96%	(g)(i)	09/20/2040	566,325
126,166	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	138,969
1,723,110	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	1,842,442
5,277,649	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	5,853,036
4,278,754	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(g)(i)	02/20/2043	429,784
2,866,509	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.02%	(g)(i)	08/16/2043	470,505
11,833,319	Government National Mortgage Association, Series 2013-169-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.97%	(g)(i)	11/16/2043	2,388,923
4,145,280	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.51%	(g)(i)	07/20/2044	764,557
3,591,410	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.11%	(g)(i)	08/20/2044	644,739
3,142,484	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.11%	(g)(i)	08/20/2044	564,147
36,340,179	Government National Mortgage Association, Series 2021-155-UI	4.50%	(g)	09/20/2051	5,593,695
46,459,000	Government National Mortgage Association, Series 2021-164-IO	0.97%	(b)(g)	10/16/2063	4,127,394

Total US Government and Agency Mortgage Backed Obligations (Cost $1,212,016,671)					1,251,256,188

US Government and Agency Obligations - 20.4%
218,500,000	United States Treasury Notes	0.13%		10/31/2022	218,568,281
174,000,000	United States Treasury Notes	0.13%		12/31/2022	173,979,609
158,600,000	United States Treasury Notes	0.25%		09/30/2023	158,479,147
27,350,000	United States Treasury Notes	0.25%		11/15/2023	27,316,881
128,500,000	United States Treasury Notes	0.13%		01/15/2024	127,837,422
321,400,000	United States Treasury Notes	0.38%		09/15/2024	320,044,094
131,200,000	United States Treasury Notes	1.50%		11/30/2024	135,069,375
119,100,000	United States Treasury Notes	0.38%		11/30/2025	116,852,918
21,550,000	United States Treasury Notes	0.75%		03/31/2026	21,401,844
169,400,000	United States Treasury Notes	0.88%		09/30/2026	168,420,699
142,500,000	United States Treasury Notes	0.50%		06/30/2027	137,590,430
170,750,000	United States Treasury Notes	1.25%		09/30/2028	169,909,569
34,750,000	United States Treasury Notes	1.25%		08/15/2031	33,911,113
57,400,000	United States Treasury Notes	4.75%		02/15/2037	81,037,141
143,600,000	United States Treasury Notes	2.25%		05/15/2041	149,366,437
9,150,000	United States Treasury Notes	2.75%		11/15/2042	10,292,678
78,400,000	United States Treasury Notes	2.75%		11/15/2047	89,100,375
146,000,000	United States Treasury Notes	1.25%		05/15/2050	119,486,172
128,600,000	United States Treasury Notes	2.00%		08/15/2051	126,349,500

Total US Government and Agency Obligations (Cost $2,393,970,240)					2,385,013,685

Affiliated Mutual Funds - 8.9%
51,158,062	DoubleLine Global Bond Fund (Class I)				517,208,009
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				478,669,229
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				48,700,000

Total Affiliated Mutual Funds (Cost $1,025,507,530)					1,044,577,238

Common Stocks - 0.0%
72,582	Foresight Equity (c)(k)				1,682,443
135,690	Frontera Energy Corporation (k)				811,426
620	Frontera Holdings LLC Equity (c)(k)				1,163
14,173	Gulfport Energy Corporation (k)				1,165,162
39,969	McDermott International Ltd. (k)				18,985
24,339	Tapstone Energy Holdings LLC (c)(k)				129,483

Total Common Stocks (Cost $13,941,804)					3,808,662

Warrants - 0.0%
31,063	Avation PLC, Expiration 10/21/2026, Strike Price GBP 0.54 (c)(k)				17,579
995,158	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (c)(k)				0

Total Warrants (Cost $0)					17,579

Repurchase Agreements - 0.3%
31,500,000	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligations, Value $146,911,784)	2.65%	(c)	02/22/2023	31,500,000

Total Repurchase Agreements (Cost $31,500,477)					31,500,000

Short Term Investments - 5.1%
203,298,577	First American Government Obligations Fund - Class U	0.03%	(l)		203,298,577
203,298,577	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(l)		203,298,577
203,298,577	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(l)		203,298,577

Total Short Term Investments (Cost $609,895,731)					609,895,731

Total Investments - 101.0% (Cost $11,746,145,781)					11,837,182,711
Liabilities in Excess of Other Assets - (1.0)%					(118,165,509)

NET ASSETS - 100.0%					$ 11,719,017,202

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations					20.4%
US Corporate Bonds					14.2%
Non-Agency Residential Collateralized Mortgage Obligations					11.4%
US Government and Agency Mortgage Backed Obligations					10.7%
Affiliated Mutual Funds					8.9%
Non-Agency Commercial Mortgage Backed Obligations					8.3%
Foreign Corporate Bonds					7.4%
Short Term Investments					5.1%
Asset Backed Obligations					4.4%
Bank Loans					4.3%
Collateralized Loan Obligations					3.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations					2.3%
Repurchase Agreements					0.3%
Municipal Bonds					0.1%
Common Stocks					0.0%	(q)
Warrants					0.0%	(q)
Other Assets and Liabilities					(1.0)%

					100.0%

US Government and Agency Obligations					20.4%
Non-Agency Residential Collateralized Mortgage Obligations					11.4%
US Government and Agency Mortgage Backed Obligations					10.7%
Affiliated Mutual Funds					8.9%
Non-Agency Commercial Mortgage Backed Obligations					8.3%
Short Term Investments					5.1%
Asset Backed Obligations					4.4%
Banking					4.0%
Collateralized Loan Obligations					3.2%
Energy					2.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations					2.3%
Utilities					2.0%
Technology					1.3%
Healthcare					1.3%
Telecommunications					1.3%
Finance					1.2%
Media					1.0%
Food Products					0.9%
Automotive					0.8%
Electronics/Electric					0.8%
Transportation					0.7%
Insurance					0.7%
Diversified Manufacturing					0.6%
Real Estate					0.6%
Pharmaceuticals					0.6%
Business Equipment and Services					0.6%
Aerospace & Defense					0.5%
Retailers (other than Food/Drug)					0.5%
Mining					0.5%
Hotels/Motels/Inns and Casinos					0.5%
Chemicals/Plastics					0.4%
Leisure					0.3%
Repurchase Agreements					0.3%
Commercial Services					0.3%
Food Service					0.2%
Building and Development (including Steel/Metals)					0.2%
Consumer Products					0.2%
Containers and Glass Products					0.2%
Industrial Equipment					0.2%
Construction					0.2%
Pulp & Paper					0.2%
Beverage and Tobacco					0.2%
Chemical Products					0.1%
Financial Intermediaries					0.1%
Environmental Control					0.1%
Municipal Bonds					0.1%
Conglomerates					0.0%	(q)
Cosmetics/Toiletries					0.0%	(q)
Food/Drug Retailers					0.0%	(q)
Other Assets and Liabilities					(1.0)%

					100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Value determined using significant unobservable inputs.

(d)	Includes interest only securities

(e)	Perpetual Maturity

(f)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(g)	Interest only security

(h)	Principal only security

(i)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(j)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(k)	Non-income producing security

(l)	Seven-day yield as of period end

(m)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $2,146,082 or 0.0% of net assets.

(n)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(o)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(p)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(q)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

GBP	British Pound

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$-	$ -	$-	$146,911,784	$146,911,784
Total Borrowings	$-	$ -	$-	$146,911,784	$146,911,784
Amounts related to agreements not included in offsetting disclosure					$146,911,784

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

	Value at			Shares Held at	Value at	Change in Unrealized for the	Dividend Income Earned for the	Net Realized Gain (Loss) for the
Fund	March 31, 2021	Gross Purchases	Gross Sales	September 30, 2021	September 30, 2021	Period Ended September 30, 2021	Period Ended September 30, 2021	Period Ended September 30, 2021
DoubleLine Global Bond Fund (Class I)	$618,164,812	$-	$(98,000,000)	51,158,062	$517,208,009	$(3,506,159)	$1,478,924	$549,356
DoubleLine Infrastructure Income Fund (Class I)	477,755,738	-	-	45,674,545	478,669,229	913,491	6,856,949	-
DoubleLine Long Duration Total Return Bond Fund (Class I)	46,850,000	-	-	5,000,000	48,700,000	1,850,000	712,532	-
	$1,142,770,550	$-	$(98,000,000)	101,832,607	$1,044,577,238	$(742,668)	$9,048,405	$549,356

DoubleLine Shiller Enhanced CAPE ®

Schedule of Investments

September 30, 2021 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 7.0%
2,802,937	AASET Ltd., Series 2018-1A-A	3.84%	(a)	01/16/2038	2,729,845
9,250,966	AASET Ltd., Series 2019-2-A	3.38%	(a)	10/16/2039	9,012,966
19,650,000	Affirm Asset Securitization Trust, Series 2020-A-A	2.10%	(a)	02/18/2025	19,753,901
13,245,622	Affirm Asset Securitization Trust, Series 2020-Z2-A	1.90%	(a)	01/15/2025	13,346,237
1,000,000	Affirm Asset Securitization Trust, Series 2021-A-B	1.06%	(a)	08/15/2025	1,001,848
6,000,000	Affirm Asset Securitization Trust, Series 2021-B-A	1.03%	(a)	08/17/2026	6,011,434
4,200,000	Affirm Asset Securitization Trust, Series 2021-B-B	1.24%	(a)	08/17/2026	4,195,532
6,000,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94%	(a)	08/15/2046	6,038,354
4,000,000	Amur Equipment Finance Receivables LLC, Series 2021-1A-D	2.30%	(a)	11/22/2027	4,028,949
5,905,243	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-A	1.19%	(a)	01/15/2027	5,913,904
8,000,000	Avant Loans Funding Trust, Series 2020-REV1-B	2.68%	(a)	05/15/2029	8,044,043
5,197,094	Business Jet Securities LLC, Series 2021-1A-A	2.16%	(a)	04/15/2036	5,259,740
11,094,375	CAL Funding IV Ltd., Series 2020-1A-A	2.22%	(a)	09/25/2045	11,218,008
3,713,565	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97%	(a)	04/15/2039	3,750,712
1,668,932	College Ave Student Loans LLC, Series 2017-A-B	4.50%	(a)	11/26/2046	1,756,793
6,229,888	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61%	(a)	10/15/2026	6,359,588
4,696,182	Diamond Resorts Owner Trust, Series 2021-1A-C	2.70%	(a)	11/21/2033	4,750,591
1,494,236	DRB Prime Student Loan Trust, Series 2017-A-B	3.10%	(a)(b)	05/27/2042	1,516,176
989,942	Earnest Student Loan Program, Series 2017-A-A2	2.65%	(a)	01/25/2041	992,040
5,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	4,996,395
10,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21%	(a)	02/15/2028	9,976,029
2,490,000	ExteNet Issuer LLC, Series 2019-1A-A2	3.20%	(a)	07/26/2049	2,557,727
3,686,992	Foundation Finance Trust, Series 2019-1A-A	3.86%	(a)	11/15/2034	3,796,270
6,606,299	GAIA Aviation Ltd., Series 2019-1-A	3.97%	(a)(f)	12/15/2044	6,586,724
10,000,000	Genesis Sales Finance Master Trust, Series 2021-AA-C	1.65%	(a)	12/21/2026	9,984,862
4,431,416	Global SC Finance SRL, Series 2020-1A-A	2.17%	(a)	10/17/2040	4,492,994
3,218,800	GLS Auto Receivables Issuer Trust, Series 2020-2A-A	1.58%	(a)	08/15/2024	3,232,306
1,251,704	HERO Funding Trust, Series 2016-1A-A	4.05%	(a)	09/20/2041	1,310,860
4,012,623	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46%	(a)	12/15/2038	4,023,348
19,366,641	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43%	(a)	11/15/2039	19,369,430
18,383,250	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	(a)	07/30/2047	19,886,448
515,396	Laurel Road Prime Student Loan Trust, Series 2017-B-CFX	3.61%	(a)	08/25/2042	523,264
4,787,740	LendingClub Receivables Trust, Series 2020-3-A	3.50%	(a)	01/16/2046	4,841,962
4,147,954	LendingClub Receivables Trust, Series 2020-5A-A	3.50%	(a)	03/15/2046	4,170,735
12,736,009	LendingPoint Asset Securitization Trust, Series 2021-A-A	1.00%	(a)	12/15/2028	12,742,731
14,600,000	LendingPoint Asset Securitization Trust, Series 2021-A-B	1.46%	(a)	12/15/2028	14,622,919
8,693,537	Loanpal Solar Loan Ltd., Series 2020-3GS-A	2.47%	(a)	12/20/2047	8,859,000
5,613,933	Loanpal Solar Loan Ltd., Series 2021-1GS-A	2.29%	(a)	01/20/2048	5,689,891
4,760,577	Lunar Aircraft Ltd., Series 2020-1A-A	3.38%	(a)	02/15/2045	4,732,571
74,122	Marlette Funding Trust, Series 2019-3A-A	2.69%	(a)	09/17/2029	74,274
7,860,000	ME Funding LLC, Series 2019-1-A2	6.45%	(a)	07/30/2049	8,329,906
1,066,525	Mosaic Solar Loan Trust, Series 2017-1A-A	4.45%	(a)	06/20/2042	1,136,601
7,902,182	Mosaic Solar Loan Trust, Series 2020-2A-B	2.21%	(a)	08/20/2046	7,878,233
4,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	(a)	02/18/2042	4,607,195
16,000,000	Oxford Finance Funding LLC, Series 2020-1A-A2	3.10%	(a)	02/15/2028	16,418,102
2,269,121	Pagaya AI Debt Selection Trust, Series 2019-2-A1	3.93%	(a)	09/15/2026	2,277,528
3,786,846	Pagaya AI Debt Selection Trust, Series 2019-3-A	3.82%	(a)	11/16/2026	3,822,635
7,486,134	Pagaya AI Debt Selection Trust, Series 2020-3-A	2.10%	(a)	05/17/2027	7,531,237
5,596,480	Pagaya AI Debt Selection Trust, Series 2021-1-A	1.18%	(a)	11/15/2027	5,611,711
16,888,484	Pagaya AI Debt Selection Trust, Series 2021-2-NOTE	3.00%	(a)	01/25/2029	17,026,306
6,027,675	Prosper Marketplace Issuance Trust, Series 2019-2A-C	5.05%	(a)	09/15/2025	6,096,231
7,000,000	Santander Drive Auto Receivables Trust, Series 2020-4-D	1.48%		01/15/2027	7,095,697
19,050,120	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23%	(a)	03/15/2040	18,888,042
1,011,203	Sierra Timeshare Receivables Funding LLC, Series 2016-3A-A	2.43%	(a)	10/20/2033	1,011,999
38,959,288	SoFi Alternative Trust, Series 2021-1-PT1	9.72%	(a)(b)	05/25/2030	40,214,518
42,750,000	SoFi Alternative Trust, Series 2021-2-A	1.25%	(a)	08/15/2030	42,847,000
22,341,144	SoFi Alternative Trust, Series 2021-A-PT1	1.48%	(a)(b)	03/15/2047	22,178,076
13,617,773	SoFi Alternative Trust, Series 2021-B-PT1	1.76%	(a)(b)	02/15/2047	13,702,585
51,835	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26%	(a)	08/25/2025	51,941
5,011,427	SoFi Consumer Loan Program Trust, Series 2019-F-PT1	3.93%	(a)(b)	02/15/2045	5,131,252
1,066,060	SoFi Professional Loan Program, Series 2017-A-A2B	2.40%	(a)	03/26/2040	1,077,564
2,971,881	Springleaf Funding Trust, Series 2017-AA-A	2.68%	(a)	07/15/2030	2,976,064
1,662,678	START Ireland, Series 2019-1-A	4.09%	(a)	03/15/2044	1,668,464
3,279,696	Start Ltd., Series 2018-1-A	4.09%	(a)	05/15/2043	3,283,047
6,000,000	Taco Bell Funding LLC, Series 2021-1A-A2I	1.95%	(a)	08/25/2051	6,022,166
5,772,750	TAL Advantage VII LLC, Series 2020-1A-A	2.05%	(a)	09/20/2045	5,825,041
3,200,000	Tesla Auto Lease Trust, Series 2019-A-D	3.37%	(a)	01/20/2023	3,288,249
8,000,000	Theorem Funding Trust, Series 2021-1A-B	1.84%	(a)	12/15/2027	7,983,091
12,489,089	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15%	(a)(f)	09/15/2038	12,454,369
1,339,286	Thunderbolt Aircraft Lease Ltd., Series 2018-A-B	5.07%	(a)(f)	09/15/2038	1,242,824
7,112,500	TIF Funding LLC, Series 2021-1A-A	1.65%	(a)	02/20/2046	6,977,693
17,876,469	Upgrade Master Credit Pass-Thru Trust, Series 2021-ST3-A	2.50%	(a)	07/15/2027	18,119,946
11,037,467	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	12.98%	(a)(b)	07/15/2027	11,195,225
7,233,410	Upstart Pass-Through Trust, Series 2020-ST2-A	3.50%	(a)	03/20/2028	7,382,209
5,826,403	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00%	(a)	12/20/2026	5,921,133
10,354,833	Upstart Pass-Through Trust, Series 2020-ST6-A	3.00%	(a)	01/20/2027	10,485,736
4,377,269	Upstart Pass-Through Trust, Series 2021-ST3-A	2.00%	(a)	05/20/2027	4,393,522
5,250,000	Upstart Securitization Trust, Series 2020-1-B	3.09%	(a)	04/22/2030	5,348,418
2,750,000	Upstart Securitization Trust, Series 2020-3-B	3.01%	(a)	11/20/2030	2,811,247
2,650,976	Upstart Securitization Trust, Series 2021-1-A	0.87%	(a)	03/20/2031	2,656,503
1,900,000	Upstart Securitization Trust, Series 2021-1-B	1.89%	(a)	03/20/2031	1,911,322
7,170,000	Upstart Securitization Trust, Series 2021-2-B	1.75%	(a)	06/20/2031	7,191,765
5,695,083	Upstart Securitization Trust, Series 2021-3-A	0.83%	(a)	07/20/2031	5,698,131
3,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66%	(a)	07/20/2031	2,999,017
8,000,000	US Auto Funding LLC, Series 2021-1A-B	1.49%	(a)	03/17/2025	8,022,088
7,833,333	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19%	(a)	07/15/2044	8,098,539
16,167,106	Wave LLC, Series 2019-1-A	3.60%	(a)	09/15/2044	16,177,582
6,852,995	Willis Engine Structured Trust, Series 2020-A-A	3.23%	(a)	03/15/2045	6,835,150

Total Asset Backed Obligations (Cost $668,048,423)					672,054,301

Bank Loans - 7.2%
22,136,507	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		11/19/2026	21,905,844
1,495,561	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		02/27/2025	1,490,110
981,238	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		01/05/2026	977,558
1,130,363	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	1,122,942
368,170	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	369,155
1,780,471	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		05/09/2025	1,769,646
1,347,938	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/12/2028	1,350,613
918,563	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	912,469
315,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	317,506
1,677,486	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/17/2028	1,675,918
340,688	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/01/2027	340,972
346,500	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		01/29/2027	333,203
320,943	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		12/15/2023	314,792
333,325	American Residential Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/15/2027	333,742
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
773,081	(1 Month LIBOR USD + 7.50%, 1.00% Floor)(1 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	773,988
84,373	(3 Month LIBOR USD + 7.50%, 1.00% Floor)(3 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	84,473
1,465,000	Api Group DE, Inc., Senior Secured First Lien Term Loan	2.58%	(c)	10/01/2026	1,458,825
1,647,847	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/19/2024	1,649,709
1,725,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		03/11/2025	1,691,035
694,713	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		01/15/2027	680,037
1,518,525	Arches Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	1,512,717
539,033	Arctic Glacier USA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	515,113
1,757,121	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	1,758,535
19,158,724	Asplundh Tree Expert LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		09/07/2027	19,112,169
1,684,286	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/12/2027	1,676,210
888,288	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		12/23/2026	876,229
790,592	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.38%		02/11/2026	793,853
392,297	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		11/21/2024	392,689
4,298,400	Avantor Funding, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		11/08/2027	4,310,500
665,690	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		12/15/2027	667,614
15,642,584	Axalta Coating Systems Dutch Holding B B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.88%		05/31/2024	15,619,121
783,979	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		07/24/2026	779,937
310,000	B&G Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		10/10/2026	310,420
1,002,006	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		11/27/2025	1,000,443
6,650,301	Berry Global, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 1.75%)	1.86%		07/01/2026	6,622,037
1,852,013	Bioscrip, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/06/2026	1,853,633
2,292,365	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/16/2025	2,278,038
1,059,959	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.88%		10/02/2025	1,055,544
1,096,140	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/28/2024	876,227
1,054,010	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		11/02/2026	1,049,963
6,653,325	Cable One, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		05/03/2028	6,626,279
585,575	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	586,893
683,100	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		07/21/2025	684,473
2,948,639	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.09%		04/06/2026	2,918,695
156,800	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		08/12/2026	155,134
7,866,013	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%		12/16/2027	7,857,163
1,652,155	Camelot U.S. Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		10/30/2026	1,649,916
163,763	Camelot U.S. Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/30/2026	164,351
434,500	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		06/30/2025	433,008
1,840,585	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.88%		01/29/2027	1,828,694
4,498,529	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		02/22/2028	4,508,088
17,011,188	Charter Communications Operating LLC., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		02/01/2027	16,921,369
925,350	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	928,459
1,677,490	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		03/31/2025	1,672,257
1,630,440	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		04/30/2026	1,625,345
3,845,000	Clean Harbors, Inc., Senior Secured First Lien Term Loan	2.08%	(c)	09/21/2028	3,852,998
659,540	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.90%		09/18/2024	621,435
661,675	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/08/2027	663,194
441,663	CommerceHub, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/29/2027	442,952
1,344,358	Compass Power Generation, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,345,703
438,325	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	439,147
683,100	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.38%		05/13/2027	684,917
1,542,250	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	1,539,536
17,959,997	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		07/17/2025	17,745,285
2,671,980	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		01/15/2026	2,640,250
1,780,040	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		11/29/2024	1,775,456
493,076	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.59%		03/17/2025	492,403
1,174,542	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	1,167,829
847,100	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		10/16/2026	848,277
1,530,934	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	1,537,272
5,208,368	Dell International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.25% Floor)	2.00%		09/19/2025	5,212,561
827,925	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	830,140
411,568	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		08/24/2026	258,086
272,623	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		04/06/2026	267,235
507,079	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		04/06/2026	497,056
831,564	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.13%		02/06/2025	830,200
16,180,108	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		07/30/2027	16,002,369
2,179,440	Element Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		01/30/2026	2,179,451
14,642,136	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	14,657,363
129,345	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		02/04/2027	130,133
1,175,463	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		01/07/2028	1,179,218
1,620,415	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/02/2024	1,628,518
659,810	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		12/15/2027	660,688
1,519,528	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		03/31/2025	1,513,951
697,366	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		01/29/2027	697,715
3,700,725	Fleetcor Technologies Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		04/28/2028	3,696,765
775,811	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.13%		06/30/2025	772,242
1,313,163	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		08/01/2024	1,225,346
2,070,276	Flexera Software LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	2,074,965
555,000	Focus Financial Partners LLC, Senior Secured First Lien Term Loan	3.00%	(c)(n)	06/30/2028	554,237
2,398,988	Focus Financial Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/30/2028	2,395,689
406,758	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	(d)	06/30/2027	406,758
388,576	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	388,819
1,742,938	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		01/29/2027	1,725,412
5,815,551	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		03/01/2027	5,745,270
1,069,912	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	1,071,587
563,855	Generac Power Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		12/11/2026	566,463
1,312,839	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		07/02/2025	1,313,929
1,166,975	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		02/19/2026	1,168,679
950,128	GFL Environmental, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		05/30/2025	952,950
1,096,713	Global Medical Response, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	1,102,333
21,498,944	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		02/15/2024	21,392,847
1,007,250	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		08/10/2027	1,002,355
2,131,552	GOBP Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.88%		10/22/2025	2,131,115
1,763,705	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		10/10/2025	1,764,173
945,520	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	945,912
1,110,744	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.13%		09/30/2026	1,113,521
2,378,074	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%		01/02/2026	2,373,318
2,076,403	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	2,085,861
8,070,909	Grifols Worldwide Operations USA, Inc., Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.00%)	2.07%		11/15/2027	7,949,845
2,244,375	HCA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		06/23/2028	2,261,208
3,730,000	HCRX Investments HoldCo LP, Senior Secured First Lien Term Loan	2.75%	(c)	07/15/2028	3,722,540
1,995,000	Herman Miller, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.06%		07/19/2028	1,998,202
664,700	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.64%		07/01/2026	665,531
1,412,840	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.77%		05/23/2025	1,410,784
1,420,886	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		06/22/2026	1,410,570
16,962,760	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	16,952,158
1,511,675	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	1,515,137
451,053	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		07/07/2025	457,818
14,201,650	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		07/03/2028	14,264,705
663,931	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		05/01/2026	659,851
655,025	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		02/25/2027	653,715
218,284	Intelsat Jackson Holdings S.A., Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	(n)	07/13/2022	220,194
1,060,545	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/27/2023	1,076,453
1,642,511	IQVIA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		01/17/2025	1,640,047
13,261,600	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.88%		06/11/2025	13,251,654
843,625	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	3.37%		12/15/2027	845,932
	IRB Holding Corporation, Senior Secured First Lien Term Loan
2,721	(3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	2,721
1,043,700	(6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	1,043,700
1,788,321	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		12/01/2025	1,789,438
14,118,413	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		01/02/2026	14,021,349
805,950	Ivanti Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	809,665
19,399,612	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		05/01/2026	19,346,651
7,479,363	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.38%		09/21/2026	7,329,776
889,537	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		02/05/2027	891,392
1,275,575	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	1,247,672
4,705,149	KFC Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		03/15/2028	4,711,454
1,185,973	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		07/02/2025	1,188,938
91,815	Lealand Finance Company B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.08%		06/30/2025	42,143
21,929,245	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		03/01/2027	21,688,352
436,575	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		03/24/2025	434,119
625,275	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		08/31/2027	625,716
1,393,505	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		05/22/2026	1,394,258
1,681,676	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		03/15/2027	1,665,674
959,067	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		06/30/2027	958,937
268,204	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/19/2027	269,294
2,048,872	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		08/29/2025	2,019,163
1,035,529	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		08/31/2026	1,035,125
889,767	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.63%		03/02/2026	886,319
1,503,638	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	1,509,276
735,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	781,628
1,740,053	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		03/27/2026	1,733,676
	Mirion Technologies, Inc., Senior Secured First Lien Term Loan
204,935	(3 Month LIBOR USD + 4.00%)	4.08%		03/06/2026	205,577
8,428	(3 Month LIBOR USD + 4.00%)	4.15%		03/06/2026	8,454
1,190,641	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		05/14/2026	1,188,224
360,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.33%		12/01/2025	360,580
429,901	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		11/12/2026	417,124
56,501	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		11/12/2026	54,822
528,236	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		10/19/2026	528,566
474,088	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.63%		08/28/2026	470,532
155,314	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		01/17/2024	155,341
14,863,266	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		09/18/2026	14,867,948
1,786,203	Numericable U.S. LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.12%		08/14/2026	1,783,970
57,969	OneDigital Borrower LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%	(n)	11/16/2027	58,283
1,787,955	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	1,797,646
461,296	Ortho-Clinical Diagnostics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/30/2025	461,441
345,238	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		10/24/2025	339,886
462,675	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		11/30/2027	463,834
492,525	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/28/2027	493,860
1,777,865	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		09/27/2024	1,778,363
1,381,059	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		03/31/2027	1,380,051
508,839	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		05/29/2026	507,664
1,019,310	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		10/15/2025	1,019,310
873,938	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	861,239
520,560	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	517,634
23,780,000	Pilot Travel Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		08/04/2028	23,726,971
	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan
19,105	(3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	19,129
433,620	(6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	434,162
909,002	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	904,175
875,600	PPD, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		01/13/2028	875,237
3,538,350	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		07/03/2028	3,554,060
696,782	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		03/11/2026	674,670
1,233,038	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		07/31/2026	1,236,120
	Presidio Holdings, Inc., Senior Secured First Lien Term Loan
15,207	(1 Month LIBOR USD + 3.50%)	3.59%		01/22/2027	15,223
276,106	(3 Month LIBOR USD + 3.50%)	3.63%		01/22/2027	276,409
	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan
454,754	(1 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	454,779
594,447	(6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	594,480
594,447	(12 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	594,480
1,797,039	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.09%		04/26/2024	1,798,486
986,064	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/12/2027	965,928
1,553,263	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		09/25/2026	1,553,713
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
844,560	(1 Month LIBOR USD + 4.25%)	4.33%		07/09/2025	844,969
985,076	(1 Month LIBOR USD + 4.25%)	4.35%		07/09/2025	985,554
1,232,121	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		11/14/2025	1,231,905
1,678,222	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		05/30/2025	1,666,684
129,817	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%)	7.00%		12/17/2021	18,823
	Resideo Funding, Inc., Senior Secured First Lien Term Loan
851,844	(1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		02/11/2028	853,973
851,844	(2 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		02/11/2028	853,973
4,490,187	(3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		02/11/2028	4,501,414
8,626,586	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		02/04/2027	8,613,387
1,844,839	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		02/11/2027	1,841,379
621,923	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		02/22/2024	615,427
1,414,988	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	1.96%		10/31/2025	1,420,096
1,229,079	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		08/14/2024	1,225,165
1,238,673	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	1,183,026
1,063,557	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		12/31/2025	1,056,330
1,824,034	Select Medical Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.34%		03/06/2025	1,816,054
1,693,579	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		08/01/2025	1,687,761
2,577,400	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%		09/30/2026	2,538,752
1,224,546	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		06/13/2025	1,226,334
928,063	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		04/17/2026	912,884
645,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	686,886
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
406,150	(1 Month LIBOR USD + 2.50%)	2.58%		01/23/2025	400,566
1,004,093	(3 Month LIBOR USD + 2.50%)	2.63%		01/23/2025	990,287
1,529,573	Solenis International LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		06/26/2025	1,531,761
85,000	Solenis International LP, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.50%)	8.58%		06/26/2026	85,160
1,786,500	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/07/2027	1,795,245
1,907,200	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		06/27/2025	1,901,584
138,439	Southern Veterinary Partners LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	139,131
998,666	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	1,003,659
4,125,034	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		04/16/2025	4,092,385
11,565,000	Standard Industries, Inc., Senior Secured First Lien Term Loan	3.00%	(c)	09/22/2028	11,589,807
675,571	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		10/01/2025	671,940
18,979,464	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.38%		07/21/2026	18,938,374
398,945	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/01/2026	400,517
1,718,258	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.62%		03/05/2027	1,711,325
280,585	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/01/2024	283,741
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
436,554	(2 Month LIBOR USD + 3.00%)	3.10%		05/29/2026	435,462
211,676	(2 Month LIBOR USD + 3.00%)	3.11%		05/29/2026	211,147
214,661	(3 Month LIBOR USD + 3.00%)	3.13%		05/29/2026	214,125
828,624	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	809,980
720,064	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.84%		12/07/2026	652,907
560,068	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		12/17/2026	559,561
1,939,533	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		02/06/2026	1,940,474
1,623,481	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		04/07/2028	1,622,215
1,332,407	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.84%		06/30/2026	1,326,585
165,000	TIBCO Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.34%		03/03/2028	167,104
1,378,667	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.17%		03/28/2025	1,355,795
16,828,166	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		11/13/2026	16,745,371
808,532	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		01/25/2024	759,010
	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan
2,764	(3 Month LIBOR USD + 1.50%, 1.00% Floor)	5.13%		02/28/2025	2,874
611,515	(3 Month LIBOR USD + 1.50%, 1.00% Floor)	5.15%		02/28/2025	635,865
1,555,241	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/17/2024	1,556,104
1,649,647	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		04/29/2026	1,647,700
767,142	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/13/2026	769,539
917,739	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		05/04/2026	920,570
1,252,374	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		05/04/2026	1,256,494
140,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	142,741
446,437	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		10/22/2025	446,823
338,963	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		07/01/2026	338,566
2,907,713	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		06/02/2028	2,904,601
656,688	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		11/20/2026	657,613
2,572,500	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		09/14/2026	2,542,440
653,381	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	642,286
1,828,994	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		08/27/2025	1,833,942
	Vertical Midco GMBH, Senior Secured First Lien Term Loan
1,363,910	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/30/2027	1,368,077
384,469	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/30/2027	385,643
461,149	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.39%		07/01/2026	460,285
2,694,290	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		01/31/2028	2,679,484
21,717,622	Vistra Operations Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		12/31/2025	21,577,434
1,760,854	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		02/26/2027	1,761,955
1,198,603	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		02/05/2026	1,189,242
21,561,030	WMG Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	2.21%		01/20/2028	21,468,964
1,500,980	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		03/09/2027	1,489,475
896,217	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		09/30/2026	893,618
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		04/28/2028	233,368

Total Bank Loans (Cost $693,940,123)					695,188,385

Collateralized Loan Obligations - 13.9%
6,500,000	522 Funding Ltd., Series 2019-5A-A1 (3 Month LIBOR USD + 1.39%, 1.39% Floor)	1.52%	(a)	01/15/2033	6,506,225
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.63%	(a)	07/15/2026	250,979
14,000,000	AGL Ltd., Series 2020-3A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.43%	(a)	01/15/2033	14,034,089
20,000,000	AIG Ltd., Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/20/2032	19,999,583
10,000,000	AIG Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.26%	(a)	07/20/2034	10,000,777
12,250,000	Allegro Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.23%	(a)	06/13/2031	12,265,321
12,000,000	Allegro Ltd., Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.34%	(a)	07/20/2032	12,015,402
2,250,000	Anchorage Capital Ltd., Series 2014-3RA-A (3 Month LIBOR USD + 1.05%)	1.18%	(a)	01/28/2031	2,251,000
25,000,000	Anchorage Capital Ltd., Series 2016-9A-AR2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.24%	(a)	07/15/2032	25,000,796
7,500,000	Anchorage Capital Ltd., Series 2018-1RA-A1 (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.12%	(a)	04/13/2031	7,505,620
8,800,000	Anchorage Capital Ltd., Series 2020-16A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.33%	(a)	10/20/2031	8,807,424
23,000,000	Anchorage Capital Ltd., Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.37%	(a)	10/15/2034	23,000,000
5,000,000	Apidos Ltd., Series 2021-35A-A (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.25%	(a)	04/20/2034	5,009,281
9,549,480	Atlas Senior Loan Fund Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	0.95%	(a)	11/17/2027	9,557,058
2,799,276	Atlas Senior Loan Fund Ltd., Series 2018-10A-A (3 Month LIBOR USD + 1.09%)	1.22%	(a)	01/15/2031	2,800,644
2,000,000	Atlas Senior Loan Fund Ltd., Series 2018-11A-B (3 Month LIBOR USD + 1.65%)	1.78%	(a)	07/26/2031	2,005,152
2,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.08%	(a)	10/20/2030	2,498,950
20,000,000	Bain Capital Credit Ltd., Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	1.26%	(a)	04/19/2034	20,028,056
32,000,000	Battalion Ltd., Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/24/2034	32,059,756
5,000,000	Battalion Ltd., Series 2019-16A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.13%	(a)	12/19/2032	5,014,406
18,000,000	Battalion Ltd., Series 2020-15A-A1 (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.48%	(a)	01/17/2033	18,043,615
10,000,000	Battalion Ltd., Series 2021-20A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.32%	(a)	07/15/2034	10,012,496
14,000,000	Benefit Street Partners Ltd., Series 2021-24A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.17%	(a)	10/20/2034	14,000,000
15,000,000	Birch Grove Ltd., Series 2021-2A-A1 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.37%	(a)	10/19/2034	15,000,921
20,000,000	BlueMountain Ltd., Series 2021-31A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.15%	(a)	04/19/2034	20,034,205
20,000,000	Bridge Street Ltd., Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.32%	(a)	07/20/2034	20,000,352
10,000,000	Carbone Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 1.14%)	1.27%	(a)	01/20/2031	10,017,500
5,000,000	Carlyle Global Market Strategies Ltd., Series 2016-1A-A1R2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.27%	(a)	04/20/2034	5,007,787
11,000,000	CarVal Ltd., Series 2021-1A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.18%	(a)	07/20/2034	11,000,954
9,850,000	Cathedral Lake Ltd., Series 2021-7RA-A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	1.44%	(a)	01/15/2032	9,862,832
20,000,000	CBAM Ltd., Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.32%	(a)	07/17/2034	20,025,006
20,000,000	CBAM Ltd., Series 2019-10A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/20/2032	20,013,595
22,000,000	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.45%	(a)	07/13/2029	22,027,649
10,350,000	CFIP Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.32%	(a)	10/18/2034	10,350,075
1,800,000	CIFC Funding Ltd., Series 2014-5A-BR2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	1.93%	(a)	10/17/2031	1,803,390
6,500,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.32%	(a)	01/20/2031	6,508,722
10,000,000	Dryden Ltd., Series 2019-75A-AR2 (3 Month LIBOR USD + 1.04%, 1.04% Floor)	1.17%	(a)	04/15/2034	10,002,879
25,000,000	Dryden Ltd., Series 2020-85A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.15%	(a)	10/15/2035	25,000,000
5,000,000	Dryden Senior Loan Fund, Series 2013-28A-A1LR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.32%	(a)	08/15/2030	5,009,155
20,000,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	07/15/2031	20,005,702
6,000,000	Elmwood Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.37%	(a)	04/15/2033	6,021,000
27,500,000	Galaxy Ltd., Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	04/16/2034	27,609,615
12,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.31%	(a)	10/20/2031	12,003,915
17,500,000	Gulf Stream Meridian Ltd., Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.31%	(a)	07/15/2034	17,549,152
13,500,000	Gulf Stream Meridian Ltd., Series 2021-IIIA-A1 (3 Month LIBOR USD + 1.32%, 1.32% Floor)	1.45%	(a)	04/15/2034	13,533,909
189,162	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.83%	(a)	08/01/2025	189,684
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	3.93%	(a)	08/01/2025	222,760
4,829,046	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.03%	(a)	10/18/2027	4,828,441
6,500,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.61%	(a)	04/20/2031	6,485,614
15,000,000	Jamestown Ltd., Series 2016-9A-A1RR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.34%	(a)	07/25/2034	15,000,326
1,755,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/25/2030	1,755,965
16,000,000	Kayne Ltd., Series 2019-5A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.48%	(a)	07/24/2032	16,020,585
10,000,000	Kayne Ltd., Series 2020-7A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	04/17/2033	10,031,875
9,500,000	Kingsland Ltd., Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/20/2031	9,509,500
1,801,882	KVK Ltd., Series 2018-1A-A (3 Month LIBOR USD + 0.93%)	1.06%	(a)	05/20/2029	1,802,332
20,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	10/15/2031	20,015,529
3,000,000	Madison Park Funding Ltd., Series 2017-26A-BR (3 Month LIBOR USD + 1.60%)	1.73%	(a)	07/29/2030	2,990,823
19,000,000	Madison Park Funding Ltd., Series 2019-34A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/25/2032	19,013,542
7,140,856	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	1.00%	(a)	11/21/2027	7,144,950
8,625,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.88%	(a)	04/15/2029	8,646,647
4,500,000	Marble Point Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.31%	(a)	12/18/2030	4,502,348
25,000,000	Marble Point Ltd., Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.41%	(a)	01/20/2032	25,050,000
29,500,000	Marble Point Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.43%	(a)	04/20/2033	29,525,143
23,000,000	Marble Point Ltd., Series 2021-3A-A1 (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.37%	(a)	10/17/2034	23,000,247
25,000,000	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.13%	(a)	07/20/2030	25,002,785
2,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.38%	(a)	10/20/2030	2,002,600
10,000,000	MP Ltd., Series 2015-2A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	04/28/2034	9,998,744
25,000,000	MP Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	07/25/2034	25,022,985
22,600,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.28%	(a)	07/15/2031	22,530,131
12,000,000	New Mountain Ltd., Series CLO-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.39%	(a)	04/15/2034	12,014,965
8,898,846	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	1.39%	(a)	11/15/2030	8,911,397
4,914,578	Ocean Trails, Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.41%	(a)	10/13/2031	4,920,720
10,000,000	Ocean Trails, Series 2020-10A-B1 (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.23%	(a)	10/15/2031	10,018,879
15,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	07/15/2031	15,023,135
8,500,000	OHA Credit Funding Ltd., Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.20%	(a)	02/20/2034	8,502,125
17,500,000	Palmer Square Loan Funding Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.26%	(a)	07/15/2034	17,513,700
15,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	1.33%	(a)	08/23/2031	15,007,500
18,875,000	RR Ltd., Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.25%	(a)	04/15/2036	18,898,815
25,000,000	Shackleton Ltd., Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	07/15/2031	25,006,389
7,630,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.28%	(a)	04/18/2031	7,635,524
10,100,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.31%	(a)	10/26/2031	10,112,624
25,000,000	Sound Point Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.32%	(a)	07/15/2034	25,053,478
29,000,000	Sound Point Ltd., Series 2020-3A-A1 (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.41%	(a)	01/25/2032	29,101,287
10,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.20%	(a)	04/21/2031	9,991,083
8,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.24%	(a)	06/15/2031	7,984,794
10,000,000	Steele Creek Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	1.38%	(a)	10/15/2030	9,995,419
6,000,000	Steele Creek Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.32%	(a)	08/18/2031	6,006,459
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.33%	(a)	04/15/2032	10,018,026
11,000,000	Steele Creek Ltd., Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	1.80%	(a)	04/15/2032	11,000,000
18,000,000	Steele Creek Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.30%	(a)	07/15/2032	18,001,047
9,000,000	Steele Creek Ltd., Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	1.98%	(a)	07/15/2032	9,000,530
25,000,000	Symphony Ltd., Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.21%	(a)	01/17/2032	25,024,446
20,000,000	Trestles Ltd., Series 2021-4A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.30%	(a)	07/21/2034	20,000,667
10,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.39%	(a)	01/15/2032	10,013,498
4,163,520	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	0.95%	(a)	04/15/2027	4,163,768
8,500,000	Venture Ltd., Series 2017-29A-AR (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.11%	(a)	09/07/2030	8,493,420
10,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.36%	(a)	10/15/2031	10,001,996
3,948,182	Vibrant Ltd., Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	1.38%	(a)	10/20/2031	3,943,688
10,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	10/20/2031	10,002,623
15,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	10/20/2031	15,020,081
10,000,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.38%	(a)	01/20/2032	10,014,933
4,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.34%	(a)	07/20/2032	4,000,000
17,500,000	Wellfleet Ltd., Series 2020-1A-A1A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	1.44%	(a)	04/15/2033	17,538,821
18,990,000	Wellfleet Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.34%	(a)	07/15/2034	18,990,436
3,000,000	Whitebox Ltd., Series 2020-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.38%	(a)	10/24/2031	2,971,022
6,000,000	Whitehorse Ltd., Series 2018-12A-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.38%	(a)	10/15/2031	5,995,735
14,500,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.27%	(a)	01/15/2031	14,513,266

Total Collateralized Loan Obligations (Cost $1,329,775,645)					1,331,754,797

Foreign Corporate Bonds - 6.1%
2,000,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	2,069,363
1,325,000	AstraZeneca PLC	2.38%		06/12/2022	1,342,620
11,640,000	AstraZeneca PLC	3.50%		08/17/2023	12,304,035
5,926,000	Avolon Holdings Funding Ltd.	3.63%	(a)	05/01/2022	6,015,351
695,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	746,987
1,100,000	Axiata SPV2 BHD	4.36%		03/24/2026	1,226,170
4,300,000	Baidu, Inc.	3.88%		09/29/2023	4,544,562
5,450,000	Banco Bradesco S.A.	3.20%		01/27/2025	5,527,662
1,850,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	1,838,456
200,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	196,052
5,700,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%	(a)	09/30/2031	5,587,482
3,550,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	3,518,937
3,300,000	Banco do Brasil S.A.	3.25%	(a)	09/30/2026	3,302,475
1,900,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,903,515
500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	(a)	09/14/2025	511,375
2,500,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	(e)	07/06/2022	2,563,788
200,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	202,250
7,500,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	7,606,762
2,000,000	Bangkok Bank PCL	3.88%		09/27/2022	2,063,799
800,000	Banistmo S.A.	3.65%	(a)	09/19/2022	814,040
4,200,000	Banistmo S.A.	3.65%		09/19/2022	4,273,710
4,670,000	Bank of Nova Scotia	0.55%		09/15/2023	4,683,365
1,830,000	Bank of Nova Scotia	0.65%		07/31/2024	1,827,570
7,330,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	7,365,862
6,650,000	BAT International Finance PLC	1.67%		03/25/2026	6,656,919
1,500,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,555,125
2,330,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,465,524
3,100,000	BBVA Colombia S.A.	4.88%		04/21/2025	3,239,531
2,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	2,006,560
4,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	4,128,660
6,435,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71%	(a)	01/10/2025	6,968,576
4,240,000	BOC Aviation Corporation	1.63%	(a)	04/29/2024	4,273,621
6,175,000	BPCE S.A.	2.38%	(a)	01/14/2025	6,378,124
1,000,000	Camposol S.A.	6.00%		02/03/2027	1,034,250
1,850,000	Canacol Energy Ltd.	7.25%		05/03/2025	1,935,581
3,750,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	3,750,897
1,600,000	Central American Bottling Corporation	5.75%		01/31/2027	1,650,792
5,600,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	4,587,996
2,600,000	CIMB Bank BHD (3 Month LIBOR USD + 0.78%)	0.90%		10/09/2024	2,624,102
3,000,000	CK Hutchison International 21 Ltd.	1.50%	(a)	04/15/2026	3,004,146
3,300,000	CK Hutchison International 21 Ltd.	1.50%		04/15/2026	3,304,560
6,205,000	Commonwealth Bank of Australia (Secured Overnight Financing Rate + 0.40%)	0.45%	(a)	07/07/2025	6,217,895
2,850,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	2,986,387
6,615,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	1.35%	(a)	06/12/2024	6,718,403
700,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	0.75%		07/25/2022	703,040
7,400,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	7,370,511
7,245,000	Deutsche Bank AG	0.90%		05/28/2024	7,240,185
495,149	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(a)	04/01/2025	441,509
196,315	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(e)	10/18/2021	161,412
4,500,000	Ecopetrol S.A.	5.88%		09/18/2023	4,852,125
1,536,360	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	1,515,672
2,385,040	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	2,448,089
2,552,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,693,916
3,235,000	Enbridge, Inc.	0.55%		10/04/2023	3,236,935
9,904,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	10,575,666
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	203,210
500,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	0.98%		05/23/2024	504,228
2,500,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.03%		11/20/2023	2,522,588
6,570,441	Fenix Power Peru S.A.	4.32%		09/20/2027	6,724,058
10,500,000	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	10,627,190
693,000	Geopark Ltd.	6.50%		09/21/2024	712,213
1,650,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	1,745,304
1,565,000	Glencore Funding LLC	4.13%	(a)	03/12/2024	1,677,019
2,556,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	2,768,634
2,800,000	Global Bank Corporation	4.50%		10/20/2021	2,797,224
100,000	Global Bank Corporation	4.50%	(a)	10/20/2021	99,901
4,661,764	GNL Quintero S.A.	4.63%		07/31/2029	5,052,233
1,800,000	Grupo Aval Ltd.	4.75%		09/26/2022	1,849,500
900,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	909,428
2,000,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	2,152,520
8,100,000	HPHT Finance Ltd.	2.88%		11/05/2024	8,501,614
2,200,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	2,386,256
1,800,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,875,870
1,074,226	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,005,744
35,034	Invepar Holdings	0.00%	(d)(g)	12/30/2028	–
2,400,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,428,356
8,900,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	8,639,897
2,910,000	JDE Peet’s NV	0.80%	(a)	09/24/2024	2,902,603
4,300,000	Korea Development Bank	1.25%		06/03/2025	4,329,215
1,000,000	Korea Development Bank	0.80%		04/27/2026	983,974
4,650,000	Korea Development Bank	1.00%		09/09/2026	4,600,708
4,000,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	4,070,418
3,400,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	3,459,855
3,550,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	3,534,200
6,200,000	Korea Electric Power Corporation	1.13%		06/15/2025	6,172,406
2,300,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(a)	04/27/2026	2,281,555
4,200,000	Korea Southern Power Company Ltd.	0.75%	(a)	01/27/2026	4,097,440
10,115,000	KT Corporation	1.00%		09/01/2025	10,002,272
1,500,000	KT Corporation	2.50%		07/18/2026	1,570,927
6,300,000	LG Chem Ltd.	3.25%		10/15/2024	6,730,859
6,770,000	Lloyds Banking Group PLC (1 Year CMT Rate + .55%)	0.70%		05/11/2024	6,789,228
4,920,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	5,015,096
1,800,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	1,891,297
8,700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,735,148
6,400,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	7,082,918
2,205,000	Millicom International Cellular S.A.	5.13%		01/15/2028	2,294,854
4,700,000	Minejesa Capital B.V.	4.63%		08/10/2030	4,880,292
13,801,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	0.99%		07/26/2023	13,984,902
12,113,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	0.91%		03/05/2023	12,223,248
5,200,000	Multibank, Inc.	4.38%		11/09/2022	5,292,352
6,620,000	NatWest Group PLC (3 Month LIBOR USD + 1.55%)	1.68%		06/25/2024	6,759,860
5,000,000	NongHyup Bank	1.25%		07/20/2025	4,984,617
4,000,000	NongHyup Bank	1.25%	(a)	07/20/2025	3,987,694
8,961,000	ONGC Videsh Ltd.	2.88%		01/27/2022	9,013,390
1,400,000	ONGC Videsh Ltd.	3.75%		05/07/2023	1,455,989
4,333,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	4,379,341
10,400,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	10,383,672
1,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	1,897,017
1,075,405	Panama Metro Line SP	0.00%	(a)	12/05/2022	1,062,113
4,090,237	Panama Metro Line SP	0.00%		12/05/2022	4,039,681
5,200,000	Pertamina Persero PT	1.40%		02/09/2026	5,106,726
1,659,509	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	1,591,851
2,700,000	Petronas Capital Ltd.	3.13%		03/18/2022	2,731,509
7,300,000	Petronas Capital Ltd.	3.50%		03/18/2025	7,827,929
4,105,000	POSCO	2.38%		11/12/2022	4,182,937
3,300,000	POSCO	2.38%		01/17/2023	3,367,692
1,000,000	POSCO	2.75%		07/15/2024	1,047,395
1,550,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	1,618,646
2,000,000	Qatar Petroleum	1.38%		09/12/2026	1,987,720
1,700,000	Qatar Petroleum	1.38%	(a)	09/12/2026	1,689,562
10,250,000	Reliance Industries Ltd.	5.40%		02/14/2022	10,419,152
9,140,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.58%		01/20/2026	9,181,072
6,200,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	6,169,031
1,500,000	SA Global Sukuk Ltd.	1.60%	(a)	06/17/2026	1,492,507
2,380,000	Sable International Finance Ltd.	5.75%		09/07/2027	2,501,975
1,500,000	SACI Falabella	3.75%		04/30/2023	1,565,640
200,000	Saudi Arabian Oil Company	1.25%	(a)	11/24/2023	201,455
8,000,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	8,201,440
1,400,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,497,530
4,855,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	5,094,530
1,867,000	State Grid Overseas Investment Ltd.	1.00%		08/05/2025	1,844,691
7,080,000	Sumitomo Mitsui Trust Bank Ltd.	0.80%	(a)	09/12/2023	7,124,202
7,250,000	Telefonica Chile S.A.	3.88%		10/12/2022	7,457,386
2,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	2,048,247
4,000,000	Tencent Holdings Ltd.	1.81%	(a)	01/26/2026	4,036,250
8,500,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	9,044,170
6,930,000	Toronto-Dominion Bank	0.70%		09/10/2024	6,918,565
4,300,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	4,669,757
10,290,000	UBS Group Funding Switzerland AG (1 Year CMT Rate + 0.83%)	1.01%	(a)	07/30/2024	10,359,819
2,750,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	2,918,425
7,900,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	7,845,293
1,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,439,453
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	179,842
6,550,000	Volkswagen Group of America Finance LLC	0.88%	(a)	11/22/2023	6,584,144
4,445,000	VTR Comunicaciones SpA	5.13%		01/15/2028	4,722,501

Total Foreign Corporate Bonds (Cost $586,439,768)					588,504,069

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.8%
2,600,000	Abu Dhabi Government International Bond	0.75%	(a)	09/02/2023	2,610,361
3,000,000	Abu Dhabi Government International Bond	2.50%	(a)	04/16/2025	3,161,820
9,500,000	Brazilian Government International Bond	2.88%		06/06/2025	9,718,975
2,400,000	Chile Government International Bond	3.13%		01/21/2026	2,569,272
1,950,000	Colombia Government International Bond	2.63%		03/15/2023	1,981,688
10,300,000	Colombia Government International Bond	4.50%		01/28/2026	11,063,899
500,000	Indonesia Government International Bond	2.95%		01/11/2023	515,345
514,000	Indonesia Government International Bond	3.38%		04/15/2023	535,420
5,100,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	5,435,929
2,400,000	Panama Government International Bond	4.00%		09/22/2024	2,577,288
3,300,000	Panama Government International Bond	3.75%		03/16/2025	3,546,510
2,000,000	Perusahaan Penerbit SBSN Indonesia III	3.75%		03/01/2023	2,090,530
6,900,000	Perusahaan Penerbit SBSN Indonesia III	2.30%		06/23/2025	7,160,475
1,000,000	Perusahaan Penerbit SBSN Indonesia III	1.50%		06/09/2026	1,000,030
2,500,000	Perusahaan Penerbit SBSN Indonesia III	1.50%	(a)	06/09/2026	2,500,075
11,800,000	Peruvian Government International Bond	2.39%		01/23/2026	12,063,376
7,700,000	Qatar Government International Bond	3.25%		06/02/2026	8,322,160
2,000,000	Saudi Government International Bond	2.38%		10/26/2021	2,003,022
1,000,000	Saudi Government International Bond	2.88%		03/04/2023	1,032,654

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $80,254,443)					79,888,829

Non-Agency Commercial Mortgage Backed Obligations - 11.9%
3,553,000	20 Times Square Trust, Series 2018-20TS-F	3.20%	(a)(b)	05/15/2035	3,366,716
3,392,000	20 Times Square Trust, Series 2018-20TS-G	3.20%	(a)(b)	05/15/2035	3,157,983
2,000,000	Alen Mortgage Trust, Series 2021-ACEN-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.73%	(a)	04/15/2034	2,007,053
8,415,000	Alen Mortgage Trust, Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.18%	(a)	04/15/2034	8,467,459
113,078,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XA	1.23%	(a)(b)(h)	06/15/2054	10,121,273
2,000,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.78%	(a)	05/15/2037	2,005,626
2,000,000	Arbor Realty Ltd., Series 2020-FL1-B (Secured Overnight Financing Rate 30 Day Average + 1.91%, 1.80% Floor)	1.96%	(a)	02/15/2035	2,008,252
2,830,000	Arbor Realty Ltd., Series 2020-FL1-D (Secured Overnight Financing Rate 30 Day Average + 2.56%, 2.45% Floor)	2.61%	(a)	02/15/2035	2,841,674
12,000,000	AREIT Trust, Series 2019-CRE3-C (Secured Overnight Financing Rate 30 Day Average + 2.01%, 1.90% Floor)	2.06%	(a)	09/14/2036	11,986,416
1,251,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 30 Day Average + 2.76%, 2.65% Floor)	2.81%	(a)	09/14/2036	1,240,399
9,763,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.48%	(a)	06/15/2035	9,587,902
3,100,000	BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.10%	(a)	09/15/2038	3,107,227
3,711,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.43%	(a)	03/15/2036	3,706,738
3,705,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE6-E (Secured Overnight Financing Rate 30 Day Average + 2.96%, 2.85% Floor)	3.01%	(a)	09/15/2036	3,723,251
198,239,267	BANK, Series 2021-BN35-XA	1.16%	(b)(h)	06/15/2064	16,127,220
179,410,000	BANK, Series 2021-BN36-XA	1.03%	(b)(h)	09/15/2064	11,526,554
538,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.28%	(a)	08/15/2036	538,167
609,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.78%	(a)	08/15/2036	609,350
8,629,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.58%	(a)	08/15/2036	8,652,278
15,176,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.32%	(a)	03/15/2037	14,032,101
11,001,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.93%	(a)	11/15/2034	10,373,405
29,456,500	BBCMS Mortgage Trust, Series 2021-C10-XB	1.15%	(b)(h)	07/15/2054	2,664,520
21,205,000	BBCMS Mortgage Trust, Series 2021-C10-XD	1.82%	(a)(b)(h)	07/15/2054	3,054,343
7,351,482	BB-UBS Trust, Series 2012-TFT-TE	3.68%	(a)(b)(d)	06/05/2030	5,607,348
2,000,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.83%	(a)	08/15/2036	2,002,058
18,736,942	Benchmark Mortgage Trust, Series 2019-B15-XA	0.94%	(b)(h)	12/15/2072	1,018,505
15,296,820	Benchmark Mortgage Trust, Series 2020-B16-XA	1.05%	(b)(h)	02/15/2053	1,021,763
157,695,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.61%	(b)(h)	09/15/2043	5,751,137
14,962,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.62%	(a)	10/15/2034	14,733,759
165,041,500	BHMS Trust, Series 2018-ATLS-XCP	0.00%	(a)(b)(h)	07/15/2035	1,650
3,000,000	BPR Trust, Series 2021-TY-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.80%	(a)	09/25/2038	3,009,973
7,491,000	Braemar Hotels & Resorts Trust, Series 2018-PRME-E (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.48%	(a)	06/15/2035	7,305,168
13,968,000	BRSP Ltd., Series 2021-FL1-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.69%	(a)	08/19/2038	14,016,888
13,155,000	BSREP Commercial Mortgage Trust, Series 2021-DC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	08/15/2038	13,196,593
14,138,710	BX Commercial Mortgage Trust, Series 2019-XL-E (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.88%	(a)	10/15/2036	14,170,975
8,750,000	BX Commercial Mortgage Trust, Series 2021-SOAR-E (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.88%	(a)	06/15/2038	8,787,438
17,312,000	BX Commercial Mortgage Trust, Series 2021-VOLT-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.10%	(a)	09/15/2036	17,373,787
2,313,708	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	2,319,282
1,290,168	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.13%	(a)	07/15/2034	1,293,100
4,119,100	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	4,135,791
1,057,837	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.06%	(a)	09/15/2037	1,029,401
3,159,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.05%	(a)	05/15/2035	3,172,888
12,515,000	BX Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	04/15/2034	12,505,006
6,882,000	BX Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	04/15/2034	6,864,714
14,384,020	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	08/15/2036	14,191,041
9,594,000	BX Trust, Series 2019-OC11-E	4.08%	(a)(b)	12/09/2041	9,918,393
5,700,000	BX Trust, Series 2021-MFM1-E (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.33%	(a)	01/15/2034	5,718,162
6,250,000	BX Trust, Series 2021-SDMF-D (1 Month LIBOR USD + 1.39%, 1.39% Floor)	1.49%	(a)	09/15/2023	6,242,306
2,915,000	BX Trust, Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	3.68%	(a)	06/15/2023	2,925,840
1,900,000	BXHPP Trust, Series 2021-FILM-D (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.58%	(a)	08/15/2036	1,905,446
1,650,000	BXHPP Trust, Series 2021-FILM-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	08/15/2036	1,656,839
11,389,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.93%	(a)	10/15/2035	10,982,402
47,038,017	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.14%	(b)(h)	02/10/2050	2,083,455
65,620,039	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.43%	(b)(h)	05/10/2050	3,346,825
2,950,000	CD Mortgage Trust, Series 2017-CD6-C	4.41%	(b)	11/13/2050	3,185,509
3,553,000	CF Trust, Series 2019-MF1-E (1 Month LIBOR USD + 2.20%, 3.20% Floor)	3.20%	(a)	08/21/2032	3,546,068
20,849,028	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.15%	(b)(h)	01/10/2048	781,989
21,413,258	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.80%	(b)(h)	05/10/2058	1,307,903
51,486,869	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.71%	(b)(h)	06/15/2050	3,300,494
16,201,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-XB	1.09%	(b)(h)	06/15/2050	776,214
39,410,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.85%	(a)(b)(h)	02/15/2033	669,438
4,532,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.08%	(a)	11/15/2036	4,542,674
441,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.82%	(a)	11/15/2036	442,195
7,159,898	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.11%	(b)(h)	10/10/2047	175,954
5,076,325	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.48%	(b)(h)	02/10/2048	187,039
10,750,000	Citigroup Commercial Mortgage Trust, Series 2015-GC31-C	4.19%	(b)	06/10/2048	11,219,289
18,226,572	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.38%	(b)(h)	02/10/2049	795,163
12,288,212	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.85%	(b)(h)	04/15/2049	688,178
2,519,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-B	3.38%		07/10/2049	2,649,884
12,390,199	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.06%	(b)(h)	07/10/2049	921,117
13,436,177	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.26%	(b)(h)	04/14/2050	627,140
2,000,000	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 30 Day Average + 2.01%, 1.90% Floor)	2.06%	(a)	08/20/2035	1,996,956
19,958,000	CLNC Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 30 Day Average + 3.01%, 2.90% Floor)	3.06%	(a)	08/20/2035	19,658,470
6,574,684	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.87%	(b)(h)	08/10/2046	76,562
23,806,949	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.29%	(b)(h)	10/10/2046	455,060
3,321,000	Commercial Mortgage Pass-Through Certificates, Series 2013-LC13-C	5.44%	(a)(b)	08/10/2046	3,522,261
2,301,324	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	1.12%	(b)(h)	05/10/2047	48,476
233,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.86%	(b)	08/10/2047	245,004
1,856,350	Commercial Mortgage Pass-Through Certificates, Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.08%	(a)	10/15/2031	1,809,980
17,778,490	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.02%	(b)(h)	03/10/2048	393,911
32,987,845	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.97%	(b)(h)	08/10/2048	903,293
36,139,826	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	1.06%	(b)(h)	10/10/2048	1,172,593
5,373,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.45%	(b)	02/10/2048	5,516,618
9,996,397	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.16%	(b)(h)	02/10/2048	240,018
9,657,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-B	4.48%	(b)	07/10/2048	10,480,217
45,844,516	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.82%	(b)(h)	07/10/2048	995,023
1,470,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.77%	(b)	10/10/2048	1,578,172
1,769,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.79%	(b)	02/10/2049	1,909,735
14,366,619	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.11%	(b)(h)	02/10/2049	492,308
11,396,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	2.26%	(a)	09/15/2033	11,225,102
944,000	Commercial Mortgage Pass-Through Certificates, Series 2021-LBA-G (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.73%	(a)	03/15/2038	948,499
12,389	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	13,018
9,873,828	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.69%	(a)(b)(h)	09/15/2037	184,197
26,563,065	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.97%	(b)(h)	04/15/2050	595,849
9,277,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-B	4.46%	(b)	11/15/2048	10,108,169
3,030,247	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	2.03%	(b)(h)	01/15/2049	217,785
1,538,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.73%	(b)	03/15/2053	1,602,636
126,697,070	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.17%	(b)(h)	03/15/2054	10,132,294
3,350,000	CSMC Mortgage-Backed Trust, Series 2021-ADV-C (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.38%	(a)	07/15/2038	3,358,551
6,499,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.55%, 3.30% Floor)	3.63%	(a)	07/15/2032	6,235,024
2,979,000	CSMC Trust, Series 2020-FACT-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.68%	(a)	10/15/2037	3,015,742
8,697,000	CSMC Trust, Series 2020-FACT-D (1 Month LIBOR USD + 3.71%, 3.71% Floor)	3.79%	(a)	10/15/2037	8,812,127
6,295,000	CSMC Trust, Series 2020-NET-D	3.83%	(a)(b)	08/15/2037	6,588,869
1,600,000	CSWF Trust, Series 2018-TOP-G (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.33%	(a)	08/15/2035	1,600,733
3,750,000	DBCG Mortgage Trust, Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.10% Floor)	1.10%	(a)	06/15/2034	3,731,832
6,415,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.50%, 1.35% Floor)	1.58%	(a)	06/15/2033	6,395,606
9,876,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	2.68%	(a)	06/15/2033	9,642,806
1,120,000	DBJPM Mortgage Trust, Series 2017-C6-C	4.17%	(b)	06/10/2050	1,184,025
16,853,105	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.53%	(b)(h)	05/10/2049	842,059
2,000,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (Secured Overnight Financing Rate 30 Day Average + 1.86%, 1.75% Floor)	1.91%	(a)	03/15/2035	2,006,592
5,561,069	Extended Stay America Trust, Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.33%	(a)	07/15/2038	5,642,569
14,992,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09%	(a)(b)	12/10/2036	15,078,609
3,348,616	FREMF Mortgage Trust, Series 2015-KF08-B (1 Month LIBOR USD + 4.85%, 4.85% Floor)	4.93%	(a)	02/25/2022	3,349,839
2,663,200	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.58%	(a)	05/25/2026	2,662,432
3,185,210	FREMF Mortgage Trust, Series 2016-KF20-B (1 Month LIBOR USD + 5.05%)	5.13%		07/25/2023	3,240,262
640,681	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.13%	(a)	07/25/2023	647,981
124,762,277	FREMF Mortgage Trust, Series 2017-K67-X2B	0.10%	(a)(h)	09/25/2049	645,420
2,082,653	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	12/25/2026	2,077,678
5,907,608	FREMF Mortgage Trust, Series 2017-KF28-B (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.08%	(a)	01/25/2024	5,912,322
2,481,119	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.33%	(a)	03/25/2027	2,478,019
5,794,734	FREMF Mortgage Trust, Series 2017-KSW2-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.73%	(a)	05/25/2027	5,858,769
9,365,000	FREMF Mortgage Trust, Series 2018-KC02-C	0.00%	(a)(i)	08/25/2025	7,352,550
1,381,009	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.23%	(a)	02/25/2025	1,374,070
2,228,107	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	06/25/2025	2,195,904
3,726,027	FREMF Mortgage Trust, Series 2019-KF61-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.28%	(a)	04/25/2029	3,748,248
3,176,633	FREMF Mortgage Trust, Series 2019-KF64-B (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.38%	(a)	06/25/2026	3,199,627
3,068,126	FREMF Mortgage Trust, Series 2019-KF69-B (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.38%	(a)	08/25/2029	3,102,258
5,174,622	FREMF Mortgage Trust, Series 2019-KF72-B (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.18%	(a)	11/25/2026	5,163,506
4,250,000	GPMT Ltd., Series 2018-FL1-C (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.23%	(a)	11/19/2035	4,257,667
13,636,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.22%	(a)	12/15/2036	13,400,629
2,000,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	09/15/2037	2,004,498
7,810,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	09/15/2037	7,853,806
3,903,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.48%	(a)	09/15/2037	3,906,895
10,700,000	Greystone Commercial Real Estate Notes, Series 2021-FL3-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	07/15/2039	10,727,499
12,469,000	GS Mortgage Securities Corporation Trust, Series 2012-ALOH-A	3.55%	(a)	04/10/2034	12,558,756
3,665,959	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.85%	(b)(h)	09/10/2047	66,750
32,129,995	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.88%	(b)(h)	07/10/2048	774,050
1,518,000	GS Mortgage Securities Corporation, Series 2018-LUAU-E (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.63%	(a)	11/15/2032	1,514,370
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.18%	(a)	07/15/2031	4,847,764
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.88%	(a)	07/15/2031	4,767,125
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.01%	(a)	07/15/2031	4,597,967
8,733,781	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.91%	(b)(h)	11/10/2048	241,682
14,584,809	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.90%	(b)(h)	05/10/2049	969,871
26,021,995	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.34%	(b)(h)	10/10/2049	1,296,585
887,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07%	(a)(b)	03/10/2033	958,422
1,760,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07%	(a)(b)	03/10/2033	1,843,617
2,391,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07%	(a)(b)	03/10/2033	2,427,958
2,314,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07%	(a)(b)	03/10/2033	2,286,595
2,893,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07%	(a)(b)	03/10/2033	2,797,144
12,284,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.68%	(a)	08/15/2032	12,034,283
6,838,000	GS Mortgage Securities Trust, Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.18%	(a)	08/15/2032	6,625,430
14,505,000	GSCG Trust, Series 2019-600C-E	4.12%	(a)(b)	09/06/2034	14,429,127
15,347,000	Hawaii Hotel Trust, Series 2019-MAUI-G (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	05/15/2038	15,144,923
1,056,782	HPLY Trust, Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	11/15/2036	1,056,109
1,930,518	HPLY Trust, Series 2019-HIT-E (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.43%	(a)	11/15/2036	1,926,869
10,531,207	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2036	10,385,823
3,830,371	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.23%	(a)	06/15/2034	3,806,580
214,754	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.93%	(a)	06/15/2034	214,300
6,339,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40%	(b)	07/15/2047	6,759,026
16,228,147	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.06%	(b)(h)	01/15/2049	529,359
291,022	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	06/15/2032	290,710
4,932,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	06/15/2032	4,938,518
690,400	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.18%	(a)	06/15/2032	691,528
1,826,400	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.08%	(a)	06/15/2035	1,830,642
877,893	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	770,351
35,541,182	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.81%	(b)(h)	12/15/2049	784,458
3,776,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14%	(a)(b)	10/05/2031	3,770,171
336,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-CFX	4.95%	(a)	07/05/2033	352,869
5,245,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	(a)(b)	07/05/2033	5,428,282
1,712,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.08%	(a)	07/15/2036	1,689,769
4,216,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34%	(a)	05/05/2032	4,271,892
4,314,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.60%	(a)(b)	05/05/2032	4,381,933
5,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.60%	(a)(b)	05/05/2032	4,980,518
5,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.60%	(a)(b)	05/05/2032	4,863,390
5,775,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.60%	(a)(b)	05/05/2032	5,141,384
11,575,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97%	(a)	01/16/2037	11,697,292
2,809,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.78%	(a)	04/15/2038	2,818,164
4,889,687	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.94%	(b)(h)	02/15/2047	74,601
1,500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-B	4.63%	(b)	09/15/2047	1,599,933
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.63%	(b)	09/15/2047	517,195
4,240,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	4.13%	(a)(b)	09/15/2047	4,275,082
17,801,458	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.98%	(b)(h)	11/15/2047	398,153
1,303,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52%	(b)	01/15/2048	1,353,037
5,287,890	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94%	(a)(b)	02/15/2048	4,762,602
2,828,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-B	4.12%	(b)	05/15/2048	2,979,512
15,984,957	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.78%	(b)(h)	05/15/2048	310,485
25,480,111	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.64%	(b)(h)	07/15/2048	423,558
10,987,972	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.98%	(b)(h)	08/15/2048	307,350
17,630,619	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.36%	(b)(h)	11/15/2048	500,322
580,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.76%	(b)	12/15/2048	614,012
9,040,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-E (1 Month LIBOR USD + 2.16%, 2.16% Floor)	2.24%	(a)	07/15/2036	8,947,510
10,895,525	KKR Industrial Portfolio Trust, Series 2020-AIP-E (1 Month LIBOR USD + 2.63%, 2.63% Floor)	2.71%	(a)	03/15/2037	10,925,318
7,942,000	KREF Ltd., Series 2021-FL2-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.73%	(a)	02/15/2039	7,969,797
10,000,000	LCCM, Series 2017-LC26-C	4.71%	(a)	07/12/2050	10,588,302
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-C (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.63%	(a)	05/15/2028	1,000,000
2,000,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.78%	(a)	05/15/2036	2,005,000
8,754,109	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.92%	(a)(b)(h)	03/10/2049	345,937
75,479,763	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.09%	(a)(b)(h)	03/10/2050	1,995,134
2,512,000	Marathon CRE, Series 2018-FL1-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.68%	(a)	06/15/2028	2,519,770
15,958,000	MBRT, Series 2019-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.63%	(a)	11/15/2036	15,951,942
4,431,494	Merchants Bank of Indiana Multifamily Housing Mortgage Loan Trust, Series 2021-Q015-B (Secured Overnight Financing Rate 30 Day Average + 2.85%)	2.90%	(a)	08/25/2024	4,439,849
5,150,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL6-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	1.93%	(a)	07/16/2036	5,168,025
11,933,000	MFT Trust, Series 2020-ABC-D	3.59%	(a)(b)	02/10/2042	11,417,982
1,635,000	MHC Commercial Mortgage Trust, Series 2021-MHC2-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.03%	(a)	05/15/2023	1,639,007
5,000,000	MHC Commercial Mortgage Trust, Series 2021-MHC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	04/15/2038	5,020,872
3,575,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	(a)(b)	02/12/2040	3,341,462
10,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30%	(a)(b)	10/15/2030	9,411,570
3,381,293	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.74%	(b)(h)	10/15/2046	30,754
14,450,693	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.46%	(b)(h)	02/15/2046	181,139
4,123,577	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14-XA	1.15%	(b)(h)	02/15/2047	74,391
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.65%	(b)	10/15/2047	519,003
120,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.60%	(b)	02/15/2048	125,396
17,915,049	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.34%	(b)(h)	01/15/2049	704,178
5,250,000	Morgan Stanley Capital Trust, Series 2007-T27-C	6.21%	(a)(b)	06/11/2042	5,277,235
8,494,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2034	8,389,974
1,683,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	11/15/2034	1,586,719
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.73%	(a)	07/15/2035	2,936,092
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	07/15/2035	2,921,940
711,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34%	(a)	12/15/2036	712,593
13,327,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.23%	(a)	05/15/2036	12,820,505
1,331,000	Morgan Stanley Capital Trust, Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.88%	(a)	05/15/2036	1,255,017
4,275,000	Motel Trust, Series 2021-MTL6-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.20%	(a)	09/15/2038	4,289,848
9,940,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.28%	(a)	06/15/2035	8,950,767
8,191,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.62%	(a)(b)	01/15/2037	8,483,978
4,742,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.62%	(a)(b)	01/15/2037	4,842,329
4,426,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.62%	(a)(b)	01/15/2037	4,452,395
4,665,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.36%	(a)(b)	12/15/2036	4,666,331
4,414,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK2	3.36%	(a)(b)	12/15/2036	4,379,874
2,623,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK3	3.36%	(a)(b)	12/15/2036	2,556,340
12,315,000	New York Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	12/15/2035	12,293,073
11,000,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	02/15/2036	11,011,715
12,540,000	RLGH Trust, Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	1.80%	(a)	04/15/2036	12,545,100
1,500,000	SFO Commercial Mortgage Trust, Series 2021-555-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.88%	(a)	05/15/2038	1,509,077
168,062,650	SLG Office Trust, Series 2021-OVA-X	0.26%	(a)(b)(h)	07/15/2041	3,517,669
33,058,479	SLIDE, Series 2018-FUN-XCP	0.00%	(a)(b)(h)	12/15/2020	331
16,035,000	SoHo Trust, Series 2021-SOHO-B	2.79%	(a)(b)	08/10/2038	15,393,618
459,000	STWD Ltd., Series 2019-FL1-C (Secured Overnight Financing Rate 30 Day Average + 2.06%, 1.95% Floor)	2.11%	(a)	07/15/2038	460,607
8,744,000	STWD Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 30 Day Average + 2.46%, 2.35% Floor)	2.51%	(a)	07/15/2038	8,774,604
8,426,455	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.41%	(a)	11/11/2034	8,400,688
3,870,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/15/2050	4,174,704
2,034,000	UBS Commercial Mortgage Trust, Series 2017-C1-XB	1.10%	(b)(h)	06/15/2050	102,474
1,500,000	UBS Commercial Mortgage Trust, Series 2017-C4-C	4.59%	(b)	10/15/2050	1,574,905
79,113,036	UBS Commercial Mortgage Trust, Series 2018-C13-XA	0.91%	(b)(h)	10/15/2051	3,303,238
6,009,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	(b)	02/15/2051	6,692,919
1,067,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	5.04%	(b)	03/15/2051	1,174,861
187,000	UBS Commercial Mortgage Trust, Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.92%	(a)	02/15/2032	176,963
5,893,630	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.73%	(a)	09/15/2036	5,849,598
540,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	572,204
11,077,939	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	1.02%	(b)(h)	02/15/2048	262,437
3,321,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-B	4.23%	(b)	05/15/2048	3,574,055
51,448,340	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	1.04%	(b)(h)	09/15/2058	1,537,817
2,651,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-C	4.43%	(b)	07/15/2058	2,818,280
25,430,157	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.80%	(b)(h)	07/15/2058	541,500
954,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.87%	(b)	01/15/2059	1,010,517
11,321,854	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.77%	(b)(h)	03/15/2059	686,541
3,546,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-C	4.45%	(b)	11/15/2049	3,793,860
27,451,445	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.74%	(b)(h)	11/15/2049	1,387,923
73,661,542	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.16%	(b)(h)	07/15/2050	3,369,677
4,020,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.29%	(b)	01/15/2052	4,519,548
23,144,835	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.74%	(b)(h)	08/15/2052	2,275,549
71,147,867	Wells Fargo Commercial Mortgage Trust, Series 2020-C57-XA	2.23%	(b)(h)	08/15/2053	10,422,117
63,549,102	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.69%	(b)(h)	04/15/2054	7,308,496
272,707	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.58%	(a)	02/15/2040	275,730
3,087,154	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.17%	(b)(h)	03/15/2047	57,080
7,266,428	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.17%	(b)(h)	08/15/2047	170,032

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,178,543,120)					1,140,889,297

Non-Agency Residential Collateralized Mortgage Obligations - 13.0%
6,202,236	ACE Securities Corporation Home Equity Loan Trust, Series 2006-CW1-A2D (1 Month LIBOR USD + 0.52%, 0.52% Floor)	0.61%		07/25/2036	5,869,158
7,786,022	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.21%		11/25/2036	4,062,605
6,101,382	Adjustable Rate Mortgage Trust, Series 2006-1-6A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.35%		03/25/2036	4,397,883
14,671,943	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95%	(a)(b)	10/25/2058	14,697,504
7,210,493	Ajax Mortgage Loan Trust, Series 2021-C-A	2.12%	(a)(f)	01/25/2061	7,347,355
5,203,903	Alternative Loan Trust, Series 2005-49CB-A6	5.50%		11/25/2035	4,543,603
1,819,973	Alternative Loan Trust, Series 2005-61-1A2 (1 Month LIBOR USD + 0.74%, 0.74% Floor)	0.74%		12/25/2035	1,775,110
8,694,355	Alternative Loan Trust, Series 2005-62-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	0.69%		12/25/2035	7,670,704
1,532,581	Alternative Loan Trust, Series 2006-32CB-A21	5.50%		11/25/2036	1,163,021
2,527,425	Alternative Loan Trust, Series 2006-34-A6	6.25%		11/25/2046	1,846,040
6,890,445	Alternative Loan Trust, Series 2006-36T2-1A3	5.75%		12/25/2036	4,339,523
1,722,477	Alternative Loan Trust, Series 2006-J4-2A9	6.00%		07/25/2036	1,381,566
5,264,071	Alternative Loan Trust, Series 2006-OA21-A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%		03/20/2047	4,570,997
8,341,791	Alternative Loan Trust, Series 2007-12T1-A5	6.00%		06/25/2037	5,752,835
5,020,907	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	3,807,371
2,572,288	American Home Mortgage Investment Trust, Series 2004-2-M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor, 11.00% Cap)	0.99%		02/25/2044	2,476,711
6,000,000	Angel Oak Mortgage Trust LLC, Series 2019-1-M1	4.50%	(a)(b)	11/25/2048	6,072,983
824,366	Angel Oak Mortgage Trust LLC, Series 2020-6-A3	1.78%	(a)(b)	05/25/2065	827,722
5,389,645	Angel Oak Mortgage Trust, Series 2020-2-A1A	2.53%	(a)(b)	01/26/2065	5,478,072
6,039,273	Angel Oak Mortgage Trust, Series 2020-4-A1	1.47%	(a)(b)	06/25/2065	6,090,515
2,036,385	Arroyo Mortgage Trust, Series 2019-1-A1	3.81%	(a)(b)	01/25/2049	2,069,628
1,264,979	Arroyo Mortgage Trust, Series 2019-2-A2	3.50%	(a)(b)	04/25/2049	1,280,399
8,861,631	Arroyo Mortgage Trust, Series 2019-3-A3	3.42%	(a)(b)	10/25/2048	8,983,417
1,333,755	Banc of America Funding Corporation, Series 2006-7-T2A1	5.88%	(b)	10/25/2036	1,317,672
12,233,270	Banc of America Funding Corporation, Series 2015-R2-4A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.30%	(a)(j)	09/29/2036	12,327,221
2,784,114	Banc of America Funding Corporation, Series 2015-R2-9A2	0.34%	(a)	03/27/2036	2,769,116
1,500,981	Banc of America Mortgage Securities Trust, Series 2005-I-2A5	2.79%	(b)	10/25/2035	1,539,000
3,676,659	Banc of America Mortgage Securities Trust, Series 2007-3-1A1	6.00%		09/25/2037	3,727,617
7,412,299	Bayview Opportunity Master Fund Trust, Series 2019-SBR2-A1	3.43%	(a)(f)	06/28/2034	7,566,577
7,284,592	BCAP LLC Trust, Series 2009-RR4-7A2	6.00%	(a)(b)	03/26/2037	4,272,322
1,575,329	BCAP LLC Trust, Series 2012-RR1-3A4	5.50%	(a)(b)	10/26/2035	1,345,974
1,064,157	Bellemeade Ltd., Series 2018-3A-M1B (1 Month LIBOR USD + 1.85%, 1.85% Floor)	1.94%	(a)	10/25/2028	1,067,851
1,446,365	BRAVO Residential Funding Trust, Series 2019-NQM1-A2	2.89%	(a)(b)	07/25/2059	1,454,389
25,686,161	BRAVO Residential Funding Trust, Series 2021-B-A1	2.12%	(a)(f)	04/01/2069	25,672,332
9,011,027	BRAVO Residential Funding Trust, Series 2021-NQM2-A3	1.44%	(a)(b)	03/25/2060	9,028,092
10,824,417	CHL Mortgage Pass-Through Trust, Series 2006-20-1A18 (1 Month LIBOR USD + 0.65%, 0.65% Floor, 6.00% Cap)	0.74%		02/25/2037	4,953,549
2,031,427	CHL Mortgage Pass-Through Trust, Series 2006-21-A10	5.75%		02/25/2037	1,518,021
3,829,915	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26%	(a)(b)	04/25/2066	3,862,784
7,857,240	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23%	(a)(f)	09/25/2059	7,873,370
27,782,485	Citigroup Mortgage Loan Trust, Series 2019-E-A1	3.23%	(a)(f)	11/25/2070	27,853,891
5,375,252	Citigroup Mortgage Loan Trust, Series 2020-EXP1-A1A	1.80%	(a)(b)	05/25/2060	5,431,568
842,518	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	842,149
493,415	COLT Mortgage Loan Trust, Series 2020-3-A3	2.38%	(a)(b)	04/27/2065	495,480
6,458,692	COLT Mortgage Loan Trust, Series 2021-1R-A1	0.86%	(a)(b)	05/25/2065	6,463,587
402,992	Countrywide Alternative Loan Trust, Series 2005-23CB-A15	5.50%		07/25/2035	388,088
1,415,213	Countrywide Alternative Loan Trust, Series 2005-28CB-1A6	5.50%		08/25/2035	1,433,423
1,758,166	Countrywide Alternative Loan Trust, Series 2006-J6-A5	6.00%		09/25/2036	1,299,469
350,596	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	289,965
12,032,994	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	7,884,387
1,022,476	Countrywide Home Loans, Series 2005-10-A2	5.50%		05/25/2035	987,993
647,689	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	510,040
2,452	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-8-6A1	4.50%		10/25/2021	739
1,528,856	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	1,427,009
57,347	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-8A5	6.00%		12/25/2035	55,509
659,589	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	517,802
695,931	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	2.05%	(a)(b)	07/27/2036	687,547
44,779	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.07%	(a)(b)	11/27/2037	45,135
874,110	Credit Suisse Mortgage Capital Certificates, Series 2021-JR1-A1	2.47%	(a)(b)	09/27/2066	874,989
54,782,956	CSMC Trust, Series 2019-RP10-A1	2.99%	(a)(b)	12/26/2059	55,121,608
21,026,696	CSMC Trust, Series 2019-RPL9-A1	2.96%	(a)(b)	10/27/2059	21,192,689
412,555	CSMC Trust, Series 2020-BPL2-A1	3.45%	(a)	03/25/2026	412,458
9,025,626	CSMC Trust, Series 2020-RPL2-A12	3.43%	(a)(b)	02/25/2060	9,119,922
6,637,308	CSMC Trust, Series 2020-RPL3-A1	2.69%	(a)(b)	03/25/2060	6,721,131
8,983,213	CSMC Trust, Series 2020-SPT1-A1	1.62%	(a)(f)	04/25/2065	9,012,228
7,707,727	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.35%		12/25/2036	3,601,615
5,114,555	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	0.47%		12/25/2036	2,414,786
246,290	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA2-A1 (12 Month US Treasury Average + 0.77%, 0.77% Floor)	0.86%		04/25/2047	246,122
444,702	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50%	(a)(b)	07/27/2037	420,532
527,645	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01%	(b)	10/25/2036	533,797
7,611,601	GCAT LLC, Series 2020-3-A1	2.98%	(a)(f)	09/25/2025	7,685,630
18,751,606	GCAT LLC, Series 2020-4-A1	2.61%	(a)(f)	12/25/2025	18,863,230
8,011,002	GCAT LLC, Series 2020-NQM2-A1	1.56%	(a)(f)	04/25/2065	8,054,529
10,626,520	GCAT LLC, Series 2021-NQM4-A3	1.56%	(a)(b)	08/25/2066	10,622,673
2,339,108	GS Mortgage-Backed Securities Trust, Series 2019-SL1-A1	2.63%	(a)(b)	01/25/2059	2,368,037
5,911,339	GSAA Home Equity Trust, Series 2006-19-A3A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.57%		12/25/2036	3,014,795
376,328	GSR Mortgage Loan Trust, Series 2006-2F-3A4	6.00%		02/25/2036	254,706
2,920,215	HarborView Mortgage Loan Trust, Series 2006-1-2A1A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.57%		03/19/2036	2,930,935
1,028,594	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.36%		02/25/2037	984,811
933,375	IndyMac Mortgage Loan Trust, Series 2006-AR5-2A1	3.15%	(b)	05/25/2036	967,170
35,395,389	JP Morgan Alternative Loan Trust, Series 2005-S1-1A4	6.00%		12/25/2035	20,446,568
5,361,535	JP Morgan Alternative Loan Trust, Series 2007-S1-A2 (1 Month LIBOR USD + 0.68%, 0.68% Floor, 11.50% Cap)	0.77%		04/25/2047	5,319,391
12,826,862	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		07/25/2036	7,726,636
6,645,849	JP Morgan Resecuritization Trust, Series 2014-4-1C	0.00%	(a)(b)	01/26/2036	2,669,726
15,756,934	Legacy Mortgage Asset Trust, Series 2019-GS3-A1	3.75%	(a)(f)	04/25/2059	15,878,948
10,586,210	Legacy Mortgage Asset Trust, Series 2019-GS4-A1	3.44%	(a)(f)	05/25/2059	10,607,337
926,184	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20%	(a)(f)	05/25/2059	930,899
4,225,630	Legacy Mortgage Asset Trust, Series 2019-GS6-A1	3.00%	(a)(f)	06/25/2059	4,244,235
22,194,443	Legacy Mortgage Asset Trust, Series 2020-GS3-A1	3.25%	(a)(f)	05/25/2060	22,331,459
7,557,351	Legacy Mortgage Asset Trust, Series 2020-GS4-A1	3.25%	(a)(f)	02/25/2060	7,611,604
4,273,615	Legacy Mortgage Asset Trust, Series 2020-SL1-A	2.73%	(a)(f)	01/25/2060	4,312,199
3,441,448	Legacy Mortgage Asset Trust, Series 2021-GS1-A1	1.89%	(a)(f)	10/25/2066	3,450,477
15,663,026	Legacy Mortgage Asset Trust, Series 2021-GS3-A1	1.75%	(a)(f)	07/25/2061	15,692,313
31,500,000	Legacy Mortgage Asset Trust, Series 2021-GS4-A1	1.65%	(a)(f)	11/25/2060	31,490,503
226,057	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	170,074
11,639,302	Lehman XS Trust, Series 2007-15N-3A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.34%		08/25/2047	10,985,630
19,075,663	Lehman XS Trust, Series 2007-4N-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%		03/25/2047	19,049,363
10,000,000	LHOME Mortgage Trust, Series 2021-RTL1-A1	2.09%	(a)(b)	09/25/2026	9,989,908
18,423,502	Long Beach Mortgage Loan Trust, Series 2006-11-2A2 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	0.19%		12/25/2036	9,216,541
10,578,599	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.47%		03/25/2046	5,086,131
89,741	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	2.24%	(b)	04/25/2036	64,608
2,138,502	MASTR Adjustable Rate Mortgages Trust, Series 2006-OA2-4A1A (12 Month US Treasury Average + 0.85%, 0.85% Floor)	0.94%		12/25/2046	1,976,082
364,230	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A6	6.00%		03/25/2037	215,318
1,250,796	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	747,224
38,686,567	Merrill Lynch Mortgage Investors Trust, Series 2006-RM2-A1A (1 Month LIBOR USD + 0.37%, 0.37% Floor)	0.46%		05/25/2037	15,593,511
4,815,856	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2A (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.33%		02/25/2037	2,068,293
7,446,739	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2B (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.51%		02/25/2037	3,276,500
9,738,663	MFT Trust, Series 2021-NQM2-A3	1.47%	(a)(b)	11/25/2064	9,756,580
255,552	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.49%	(b)	02/25/2036	202,924
760,734	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69%	(a)(b)	10/25/2060	769,972
17,270,331	New Residential Mortgage Loan Trust, Series 2020-RPL2-A1	3.58%	(a)(b)	08/25/2025	17,581,052
25,000,000	New York Mortgage Trust, Series 2021-BPL1-A1	2.24%	(a)(f)	05/25/2026	25,190,700
5,518,588	Nomura Resecuritization Trust, Series 2015-8R-4A4	1.48%	(a)(b)	11/25/2047	4,822,160
23,159,440	NYMT Loan Trust, Series 2020-SP2-A1	2.94%	(a)(b)	10/25/2060	23,379,381
875,185	OBX Trust, Series 2020-EXP2-A3	2.50%	(a)(b)	05/25/2060	889,125
4,889,875	OBX Trust, Series 2021-NQM2-A3	1.56%	(a)(b)	05/25/2061	4,903,805
11,929,702	Pretium Mortgage Credit Partners LLC, Series 2020-NPL3-A1	3.10%	(a)(f)	06/27/2060	11,945,640
3,955,569	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24%	(a)(f)	09/27/2060	3,960,330
4,618,918	Pretium Mortgage Credit Partners LLC, Series 2021-NPL2-A1	1.99%	(a)(f)	06/27/2060	4,619,055
34,482,373	Pretium Mortgage Credit Partners LLC, Series 2021-NPL3-A1	1.87%	(a)(f)	07/25/2051	34,499,725
37,865,294	Pretium Mortgage Credit Partners LLC, Series 2021-RN1-A1	1.99%	(a)(f)	02/25/2061	37,854,162
10,000,000	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74%	(a)(f)	07/25/2051	10,068,010
4,545,685	PRPM LLC, Series 2019-GS1-A1	3.50%	(a)(b)	10/25/2024	4,561,662
7,754,117	PRPM LLC, Series 2020-3-A1	2.86%	(a)(f)	09/25/2025	7,777,388
26,681,542	PRPM LLC, Series 2021-2-A1	2.12%	(a)(b)	03/25/2026	26,747,878
10,416,082	PRPM LLC, Series 2021-4-A1	1.87%	(a)(f)	04/25/2026	10,411,961
8,436,948	PRPM LLC, Series 2021-6-A1	1.79%	(a)(f)	07/25/2026	8,445,458
16,529,591	PRPM LLC, Series 2021-7-A1	1.87%	(a)(f)	08/25/2026	16,642,191
1,837,421	Radnor Ltd., Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.29%	(a)	06/25/2029	1,837,507
1,884,869	RALI Trust, Series 2007-QS4-3A4	6.00%		03/25/2037	1,817,233
2,347,125	RALI Trust, Series 2007-QS4-3A9	6.00%		03/25/2037	2,262,757
1,468,690	RALI Trust, Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		06/25/2037	1,112,681
5,544,157	RASC Trust, Series 2004-KS7-A2A (1 Month LIBOR USD + 0.58%, 0.58% Floor)	0.67%		08/25/2034	5,482,561
841,906	RBSSP Resecuritization Trust , Series 2009-2-3A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.58%	(a)	04/26/2035	793,053
654,814	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	641,026
946,588	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	936,616
703,652	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	434,819
2,079,403	Residential Asset Securitization Trust, Series 2006-A6-1A4	6.00%		07/25/2036	937,599
5,143,415	Residential Mortgage Loan Trust, Series 2007-S1-A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		01/25/2037	4,270,547
6,492,402	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM3-A1 (1 Month LIBOR USD + 0.05%, 0.05% Floor)	0.19%		10/25/2036	2,897,072
2,618,009	Soundview Home Loan Trust, Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		08/25/2037	2,576,271
16,872,164	Specialty Underwriting & Residential Finance Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.37%		09/25/2037	16,199,682
8,000,000	Starwood Mortgage Residential Trust, Series 2020-2-M1E	3.00%	(a)	04/25/2060	8,135,280
2,024,694	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.10%	(b)	12/25/2035	1,951,325
40,000,000	Toorak Mortgage Corporation Ltd., Series 2020-1-A1	2.73%	(a)(f)	03/25/2023	40,223,876
22,824,737	VCAT LLC, Series 2021-NPL1-A1	2.29%	(a)(f)	12/26/2050	22,909,422
19,581,400	VCAT LLC, Series 2021-NPL4-A1	1.87%	(a)(f)	08/25/2051	19,715,768
8,991,940	VCAT LLC, Series 2021-NPL5-A1	1.87%	(a)(f)	08/25/2061	8,995,488
5,823,310	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	(a)(b)	10/26/2048	6,037,370
4,535,904	Velocity Commercial Capital Loan Trust, Series 2020-1-M2	2.98%	(a)(b)	02/25/2050	4,598,221
2,958,489	Velocity Commercial Capital Loan Trust, Series 2021-1-M2	2.26%	(a)(b)	05/25/2051	2,932,599
1,986,015	Velocity Commercial Capital Loan Trust, Series 2021-2-M2	2.20%	(a)(b)	08/25/2051	1,977,152
9,580,134	Vericrest Opportunity Loan Trust, Series 2021-NP11-A1	1.87%	(a)(f)	08/25/2051	9,583,676
8,709,676	Vericrest Opportunity Loan Trust, Series 2021-NPL7-A1	2.12%	(a)(f)	04/25/2051	8,738,567
5,975,841	Verus Securitization Trust, Series 2020-4-A1	1.50%	(a)(f)	05/25/2065	6,010,680
657,460	Verus Securitization Trust, Series 2020-4-A3	2.32%	(a)(f)	05/25/2065	663,541
1,500,000	Verus Securitization Trust, Series 2020-INV1-A2	3.04%	(a)(b)	03/25/2060	1,546,743
6,343,646	Verus Securitization Trust, Series 2020-NPL1-A1	3.60%	(a)(f)	08/25/2050	6,353,655
6,151,356	Verus Securitization Trust, Series 2021-R1-A3	1.26%	(a)(b)	10/25/2063	6,157,817
5,906,799	VOLT LLC, Series 2021-NP10-A1	1.99%	(a)(f)	05/25/2051	5,920,009
14,091,421	VOLT LLC, Series 2021-NPL1-A1	1.89%	(a)(f)	02/27/2051	14,105,812
1,355,623	VOLT LLC, Series 2021-NPL2-A1	1.89%	(a)(f)	02/27/2051	1,361,225
6,561,400	VOLT LLC, Series 2021-NPL5-A1	2.12%	(a)(f)	03/27/2051	6,571,876
3,697,038	VOLT LLC, Series 2021-NPL6-A1	2.24%	(a)(f)	04/25/2051	3,701,266
31,815,711	VOLT LLC, Series 2021-NPL8-A1	2.12%	(a)(f)	04/25/2051	31,911,184
7,187,816	WaMu Asset-Backed Certificates Trust, Series 2006-HE5-2A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		10/25/2036	3,903,494
2,639,710	WaMu Asset-Backed Certificates Trust, Series 2006-HE5-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.32%		10/25/2036	1,447,840
1,988,108	WaMu Mortgage Pass Through Certificates Trust, Series 2007-HE4-2A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.26%		07/25/2047	1,487,919
4,245,880	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR4-A5	2.87%	(b)	04/25/2035	4,317,557
13,300,471	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18-1A1	2.58%	(b)	01/25/2037	13,407,532
1,478,814	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-2CB3 (1 Month LIBOR USD + 0.41%, 0.41% Floor, 5.50% Cap)	0.50%		10/25/2035	1,386,611
96,265	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A5	6.00%		07/25/2036	89,916
3,641,157	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-2A1	2.77%	(b)	09/25/2036	3,540,278
776,900	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	772,730
3,252,743	Wells Fargo Mortgage Backed Securities Trust, Series 2007-15-A1	6.00%		11/25/2037	3,245,502
10,801,131	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR6-A2	2.59%	(b)	10/25/2037	10,630,240
22,250,000	ZH Trust, Series 2021-1-A	2.25%	(a)	02/18/2027	22,330,189

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,246,198,376)					1,243,875,204

US Corporate Bonds - 5.2%
9,470,000	AbbVie, Inc.	2.30%		11/21/2022	9,667,058
1,000,000	AbbVie, Inc.	2.60%		11/21/2024	1,051,567
4,340,000	Air Lease Corporation	0.80%		08/18/2024	4,315,537
6,684,000	American Express Company (3 Month LIBOR USD + 0.65%)	0.77%		02/27/2023	6,734,508
6,990,000	American Honda Finance Corporation	0.75%		08/09/2024	6,989,489
6,445,000	American Tower Corporation	2.40%		03/15/2025	6,703,663
270,000	Amgen, Inc.	2.70%		05/01/2022	272,771
4,225,000	Amgen, Inc.	2.65%		05/11/2022	4,278,201
4,605,000	Amgen, Inc.	3.63%		05/15/2022	4,661,793
800,000	Amgen, Inc.	3.63%		05/22/2024	857,514
3,330,000	Anthem, Inc.	3.30%		01/15/2023	3,451,082
5,970,000	Anthem, Inc.	3.50%		08/15/2024	6,392,578
6,495,000	AT&T, Inc.	4.45%		04/01/2024	7,039,150
9,805,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.75%	(a)	05/24/2024	9,858,061
3,250,000	Atmos Energy Corporation	0.63%		03/09/2023	3,250,124
2,175,000	Avery Dennison Corporation	0.85%		08/15/2024	2,175,896
8,765,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	0.91%		03/05/2024	8,843,673
4,925,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	0.74%		04/22/2025	4,974,602
6,495,000	Boeing Company	4.51%		05/01/2023	6,863,377
2,620,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	2,622,788
1,887,000	Capital One Financial Corporation	3.20%		01/30/2023	1,954,065
4,625,000	Capital One Financial Corporation	3.90%		01/29/2024	4,951,949
6,547,000	Cardinal Health, Inc.	3.08%		06/15/2024	6,915,464
2,445,000	Cardinal Health, Inc.	3.50%		11/15/2024	2,620,829
7,061,000	Carrier Global Corporation	2.24%		02/15/2025	7,317,863
2,035,000	Cigna Corporation	0.61%		03/15/2024	2,031,300
6,832,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.14%		06/01/2024	6,924,955
6,725,000	Conagra Brands, Inc.	4.30%		05/01/2024	7,292,289
6,135,000	Dell International LLC	5.45%		06/15/2023	6,581,814
2,075,000	Dollar Tree, Inc.	3.70%		05/15/2023	2,175,648
3,950,000	Dollar Tree, Inc.	4.00%		05/15/2025	4,324,945
590,000	DTE Energy Company	2.25%		11/01/2022	601,923
2,375,000	DTE Energy Company	2.53%		10/01/2024	2,478,973
3,890,000	DTE Energy Company	1.05%		06/01/2025	3,860,988
6,550,000	eBay, Inc.	1.40%		05/10/2026	6,574,048
7,115,000	Entergy Corporation	0.90%		09/15/2025	6,999,368
6,575,000	Equinix, Inc.	1.25%		07/15/2025	6,551,977
5,730,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	6,608,358
7,060,000	Exxon Mobil Corporation	1.57%		04/15/2023	7,198,708
6,064,000	GE Capital International Funding Company Unlimited Company	3.37%		11/15/2025	6,575,854
4,195,000	General Mills, Inc.	3.15%		12/15/2021	4,198,383
2,000,000	General Mills, Inc.	3.70%		10/17/2023	2,123,523
6,465,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	7,391,445
6,645,000	Global Payments, Inc.	1.20%		03/01/2026	6,580,809
6,445,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	6,931,212
6,005,000	HCA, Inc.	5.00%		03/15/2024	6,592,617
5,855,000	Hyatt Hotels Corporation	1.30%		10/01/2023	5,863,591
5,645,000	Hyundai Capital America	2.85%	(a)	11/01/2022	5,781,360
1,180,000	Hyundai Capital America	1.00%	(a)	09/17/2024	1,176,219
4,435,000	JPMorgan Chase & Company	3.90%		07/15/2025	4,851,537
1,850,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	1,876,010
6,660,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	6,665,661
3,350,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	3,430,446
6,125,000	Marriott International, Inc.	3.60%		04/15/2024	6,528,402
6,435,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	6,920,488
1,870,000	Martin Marietta Materials, Inc.	0.65%		07/15/2023	1,873,779
5,085,000	McDonald’s Corporation	2.63%		01/15/2022	5,120,524
1,600,000	McDonald’s Corporation	3.35%		04/01/2023	1,666,926
6,625,000	Microchip Technology, Inc.	0.97%	(a)	02/15/2024	6,631,274
6,370,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	6,375,904
6,560,000	Morgan Stanley (Secured Overnight Financing Rate + 0.62%)	0.73%		04/05/2024	6,583,318
6,436,000	Mosaic Company	4.25%		11/15/2023	6,865,456
500,000	Mylan, Inc.	3.13%	(a)	01/15/2023	516,640
5,115,000	NextEra Energy Capital Holdings, Inc.	0.65%		03/01/2023	5,133,417
1,580,000	Nissan Motor Acceptance Company LLC	1.13%	(a)	09/16/2024	1,577,561
4,645,000	Northrop Grumman Corporation	3.25%		08/01/2023	4,878,538
1,703,000	Northrop Grumman Corporation	2.93%		01/15/2025	1,804,832
7,040,000	NVIDIA Corporation	0.58%		06/14/2024	7,050,769
4,380,000	Omnicom Group, Inc.	3.65%		11/01/2024	4,729,645
6,870,000	Pacific Gas and Electric Company	1.75%		06/16/2022	6,859,716
6,295,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	6,611,310
6,605,000	PepsiCo, Inc.	0.75%		05/01/2023	6,659,492
915,000	Phillips 66	3.85%		04/09/2025	997,515
2,270,000	Phillips 66	1.30%		02/15/2026	2,258,349
295,000	Pioneer Natural Resources Company	0.55%		05/15/2023	295,376
3,150,000	Pioneer Natural Resources Corporation	0.75%		01/15/2024	3,147,530
1,775,000	PNC Bank N.A (3 Month LIBOR USD + 0.42%)	2.03%		12/09/2022	1,780,515
2,690,000	PNC Bank N.A.	3.25%		06/01/2025	2,901,634
2,500,000	PNC Funding Corporation	3.30%		03/08/2022	2,527,115
6,325,000	PSEG Power LLC	3.85%		06/01/2023	6,655,607
6,380,000	Republic Services, Inc.	2.50%		08/15/2024	6,683,195
7,285,000	Royalty Pharma PLC	0.75%		09/02/2023	7,310,103
6,240,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	6,668,153
6,610,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	6,893,094
7,050,000	Simon Property Group LP	2.00%		09/13/2024	7,299,337
6,690,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	0.88%		04/01/2024	6,725,684
6,440,000	Southwest Airlines Company	4.75%		05/04/2023	6,857,447
755,000	Synchrony Financial	2.85%		07/25/2022	768,815
2,720,000	Synchrony Financial	4.38%		03/19/2024	2,936,244
3,295,000	Synchrony Financial	4.25%		08/15/2024	3,561,838
6,395,000	Sysco Corporation	5.65%		04/01/2025	7,357,677
4,924,000	Target Corporation	2.90%		01/15/2022	4,961,938
1,625,000	Target Corporation	2.25%		04/15/2025	1,695,720
6,615,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	6,611,636
10,025,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	0.45%		06/09/2025	10,064,727
3,680,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	3,680,474
3,100,000	Valero Energy Corporation	1.20%		03/15/2024	3,135,539
6,300,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.22%		05/15/2025	6,477,571
1,560,000	Viatris, Inc.	1.13%	(a)	06/22/2022	1,568,438
6,755,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	6,888,970
6,275,000	Welltower, Inc.	3.63%		03/15/2024	6,692,115
2,215,000	Williams Companies, Inc.	4.30%		03/04/2024	2,378,681
3,900,000	Williams Companies, Inc.	4.55%		06/24/2024	4,256,200

Total US Corporate Bonds (Cost $499,199,497)					501,432,791

US Government and Agency Mortgage Backed Obligations - 3.6%
28,740,014	Federal Home Loan Mortgage Corporation, Pass-Thru, Series K722-X1	1.44%	(b)(h)	03/25/2023	369,436
1,831,232	Federal Home Loan Mortgage Corporation, Pool 2B1122 (12 Month LIBOR USD + 1.65%, 1.65% Floor, 7.11% Cap)	2.02%		02/01/2043	1,928,154
669,501	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	708,599
652,548	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	690,227
74,030,047	Federal Home Loan Mortgage Corporation, Pool SB8092	1.50%		03/01/2036	74,837,450
4,629,512	Federal Home Loan Mortgage Corporation, Pool SB8093	2.00%		03/01/2036	4,773,179
34,527,502	Federal Home Loan Mortgage Corporation, Pool SB8119	2.00%		09/01/2036	35,598,989
19,152,640	Federal Home Loan Mortgage Corporation, Pool SB8511	2.00%		05/01/2036	19,886,873
1,749,358	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	2.05%	(a)	01/25/2051	1,763,613
386,215	Federal Home Loan Mortgage Corporation, Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	6.20%	(h)(k)	02/15/2038	73,942
2,373,628	Federal Home Loan Mortgage Corporation, Series 4060-QA	1.50%		09/15/2026	2,388,321
895,860	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	935,219
8,501,766	Federal Home Loan Mortgage Corporation, Series 4941-SW	5.76%	(c)(h)(k)	12/15/2048	1,543,817
14,030,226	Federal Home Loan Mortgage Corporation, Series 4954-LB	2.50%		02/25/2050	14,608,863
8,463,727	Federal Home Loan Mortgage Corporation, Series 5105-NH	2.00%		02/25/2037	8,652,693
2,141,983	Federal National Mortgage Association Pass-Thru, Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.39% Cap)	2.01%		11/01/2042	2,256,741
3,289,471	Federal National Mortgage Association Pass-Thru, Pool AP7870 (12 Month LIBOR USD + 1.70%, 1.70% Floor, 7.54% Cap)	1.95%		07/01/2042	3,471,004
899,433	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	951,947
256,691	Federal National Mortgage Association Pass-Thru, Pool MA1200	3.00%		10/01/2032	271,721
1,152,020	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	1,191,862
1,266,850	Federal National Mortgage Association, Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	1.84%		05/01/2045	1,330,176
6,384,576	Federal National Mortgage Association, Pool BM4513 (12 Month LIBOR USD + 1.66%, 1.66% Floor, 7.68% Cap)	2.61%		05/01/2044	6,673,932
1,921,941	Federal National Mortgage Association, Pool CB0302	1.50%		05/01/2036	1,947,530
25,641,212	Federal National Mortgage Association, Pool FM5470	2.00%		01/01/2036	26,548,476
17,567,304	Federal National Mortgage Association, Pool MA4176	2.00%		11/01/2040	17,758,041
1,280,749	Federal National Mortgage Association, Series 2012-32-DA	2.00%		11/25/2026	1,307,666
554,807	Federal National Mortgage Association, Series 2013-40-KP	3.50%		04/25/2042	561,702
2,123,229	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	2,187,367
9,933,859	Federal National Mortgage Association, Series 2019-25-SB (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.96%	(h)(k)	06/25/2049	1,840,021
7,038,825	Federal National Mortgage Association, Series 2020-39-MH	3.00%		06/25/2040	7,376,545
23,893,954	Federal National Mortgage Association, Series 2020-45-JL	3.00%		07/25/2040	25,041,521
23,197,564	Federal National Mortgage Association, Series 2020-M49-1A1	1.30%	(b)	11/25/2030	23,158,818
8,751,477	Federal National Mortgage Association, Series 2021-21-GL	2.00%		07/25/2043	8,914,324
7,755,275	Federal National Mortgage Association, Series 2021-21-HG	2.00%		11/25/2047	7,914,956
12,541,860	Federal National Mortgage Association, Series 2021-29-CG	1.25%		05/25/2041	12,529,172
17,405,698	Federal National Mortgage Association, Series 2021-31-AB	2.00%		06/25/2041	17,794,917
2,182,326	Government National Mortgage Association, Series 2016-136-UD	3.00%		04/20/2045	2,197,466
292,375	Government National Mortgage Association, Series 2017-4-NC	3.00%		10/20/2045	294,333
6,875,548	Government National Mortgage Association, Series 2019-56-SE (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	6.01%	(h)(k)	05/20/2049	1,191,910

Total US Government and Agency Mortgage Backed Obligations (Cost $345,831,619)					343,471,523

US Government and Agency Obligations - 17.5%
304,900,000	United States Treasury Notes	0.38%		03/31/2022	305,383,999
272,200,000	United States Treasury Notes	0.13%		02/28/2023	272,051,139
476,400,000	United States Treasury Notes	0.13%		04/30/2023	475,851,025
373,900,000	United States Treasury Notes	0.38%		04/15/2024	373,549,469
256,200,000	United States Treasury Notes	0.38%		09/15/2024	255,119,156

Total US Government and Agency Obligations (Cost $1,683,291,572)					1,681,954,788

Affiliated Mutual Funds - 2.1%
19,895,522	DoubleLine Ultra Short Bond Fund (Class I)				200,148,954

Total Affiliated Mutual Funds (Cost $199,501,692)					200,148,954

Common Stocks - 0.0%
58,790	Foresight Equity (d)(l)				1,362,755
39,482	McDermott International Ltd. (l)				18,754

Total Common Stocks (Cost $989,313)					1,381,509

Warrants - 0.0%
29,232	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (d)(l)				–

Total Warrants (Cost $–)					–

Repurchase Agreements - 0.4%
40,500,000	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligations, Market Value $188,886,579)	2.65%	(d)	02/22/2023	40,500,000

Total Repurchase Agreements (Cost $40,500,613)					40,500,000

Short Term Investments - 4.0%
128,206,842	First American Government Obligations Fund - Class U	0.03%	(m)		128,206,842
128,206,842	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(m)		128,206,842
128,206,842	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(m)		128,206,842

Total Short Term Investments (Cost $384,620,526)					384,620,526

Total Investments - 92.7% (Cost $8,937,134,730)					8,905,664,973
Other Assets in Excess of Liabilities - 7.3%					705,562,240

NET ASSETS - 100.0%					$ 9,611,227,213

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations					17.5%
Collateralized Loan Obligations					13.9%
Non-Agency Residential Collateralized Mortgage Obligations					13.0%
Non-Agency Commercial Mortgage Backed Obligations					11.9%
Bank Loans					7.2%
Asset Backed Obligations					7.0%
Foreign Corporate Bonds					6.1%
US Corporate Bonds					5.2%
Short Term Investments					4.0%
US Government and Agency Mortgage Backed Obligations					3.6%
Affiliated Mutual Funds					2.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations					0.8%
Repurchase Agreements					0.4%
Common Stocks					0.0%	(o)
Warrants					0.0%	(o)
Other Assets and Liabilities					7.3%

					100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations					17.5%
Collateralized Loan Obligations					13.9%
Non-Agency Residential Collateralized Mortgage Obligations					13.0%
Non-Agency Commercial Mortgage Backed Obligations					11.9%
Asset Backed Obligations					7.0%
Short Term Investments					4.0%
Banking					3.9%
US Government and Agency Mortgage Backed Obligations					3.6%
Affiliated Mutual Funds					2.1%
Utilities					1.5%
Healthcare					1.1%
Energy					1.1%
Pharmaceuticals					1.0%
Telecommunications					0.9%
Business Equipment and Services					0.9%
Electronics/Electric					0.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations					0.8%
Media					0.8%
Food Products					0.6%
Transportation					0.5%
Technology					0.5%
Chemicals/Plastics					0.5%
Food Service					0.4%
Repurchase Agreement					0.4%
Hotels/Motels/Inns and Casinos					0.4%
Automotive					0.4%
Retailers (other than Food/Drug)					0.4%
Leisure					0.3%
Insurance					0.3%
Building and Development (including Steel/Metals)					0.3%
Aerospace & Defense					0.3%
Finance					0.2%
Containers and Glass Products					0.2%
Real Estate					0.1%
Commercial Services					0.1%
Environmental Control					0.1%
Industrial Equipment					0.1%
Financial Intermediaries					0.1%
Diversified Manufacturing					0.1%
Beverage and Tobacco					0.1%
Chemical Products					0.1%
Mining					0.1%
Conglomerates					0.1%
Pulp & Paper					0.1%
Food/Drug Retailers					0.0%	(o)
Consumer Products					0.0%	(o)
Construction					0.0%	(o)
Other Assets and Liabilities					7.3%

					100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)	Value determined using significant unobservable inputs.

(e)	Perpetual Maturity

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(h)	Interest only security

(i)	Principal only security

(j)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(k)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(l)	Non-income producing security

(m)	Seven-day yield as of period end

(n)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $832,714 or 0.0% of net assets.

(o)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

EXCESS RETURN SWAPS

Reference Entity	Counterparty	Long/ Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/12/2021	100,000,000	$30,623,378
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/16/2021	100,000,000	29,131,408
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/13/2021	100,000,000	29,048,256
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/02/2021	100,000,000	28,821,700
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/10/2021	100,000,000	28,435,986
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/20/2021	100,000,000	28,034,029
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/19/2021	100,000,000	27,083,981
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/11/2021	100,000,000	26,182,074
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/07/2021	80,000,000	25,477,569
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/18/2021	100,000,000	22,888,894
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/23/2021	100,000,000	21,522,369
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/01/2021	100,000,000	21,499,523
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/15/2021	100,000,000	20,161,928
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/02/2021	100,000,000	19,741,414
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/09/2021	100,000,000	19,442,895
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/14/2021	100,000,000	18,910,116
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/30/2021	100,000,000	18,691,753
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/28/2021	100,000,000	17,886,267
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/07/2021	100,000,000	17,584,201
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/29/2021	100,000,000	17,320,397
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/16/2021	100,000,000	17,223,053
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	01/11/2022	100,000,000	16,940,621
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/23/2021	100,000,000	16,856,327
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/22/2021	100,000,000	16,768,198
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/21/2021	100,000,000	16,487,293
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/30/2021	100,000,000	16,218,721
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	01/25/2022	100,000,000	15,273,148
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/27/2022	100,000,000	15,103,078
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/15/2022	100,000,000	12,623,860
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/15/2022	100,000,000	12,150,279
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/17/2021	50,000,000	11,275,294
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/22/2022	100,000,000	11,238,388
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/20/2022	100,000,000	10,617,304
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	03/30/2022	100,000,000	10,337,150
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/05/2022	100,000,000	10,077,367
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/24/2022	100,000,000	9,591,887
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/05/2022	100,000,000	8,685,923
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/27/2021	50,000,000	8,656,322
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/12/2022	100,000,000	8,509,400
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/26/2022	100,000,000	8,488,528
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/07/2022	100,000,000	7,539,328
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/19/2022	100,000,000	7,395,745
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/11/2022	100,000,000	5,966,830
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	06/01/2022	100,000,000	5,513,308
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/07/2022	100,000,000	5,359,793
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/26/2022	100,000,000	5,191,867
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/28/2022	100,000,000	5,081,084
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/03/2022	100,000,000	4,574,658
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/09/2022	100,000,000	4,246,762
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/25/2022	100,000,000	4,007,725
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/31/2022	100,000,000	3,668,683
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/14/2022	100,000,000	2,072,056
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/30/2022	100,000,000	1,931,858
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/21/2022	100,000,000	1,880,379
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/12/2022	100,000,000	1,736,859
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/20/2022	100,000,000	1,613,920
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/23/2022	100,000,000	1,273,386
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/06/2022	100,000,000	1,241,498
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/28/2022	50,000,000	1,036,028
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/18/2022	100,000,000	232,922
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/14/2022	100,000,000	220,876
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/28/2022	100,000,000	(70,198)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/17/2022	100,000,000	(203,501)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/11/2022	100,000,000	(637,299)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/27/2022	100,000,000	(641,899)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/25/2022	100,000,000	(810,247)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/25/2022	100,000,000	(863,744)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/23/2022	100,000,000	(923,775)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/05/2021	85,000,000	(944,858)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/09/2022	100,000,000	(987,641)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/10/2022	100,000,000	(988,063)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/02/2022	100,000,000	(1,184,393)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/18/2022	100,000,000	(1,219,858)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/04/2022	100,000,000	(1,238,129)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/26/2022	50,000,000	(1,419,407)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/06/2022	100,000,000	(1,693,658)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/31/2022	100,000,000	(1,885,509)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/24/2022	100,000,000	(1,899,590)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/13/2022	100,000,000	(1,933,040)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/01/2022	100,000,000	(2,077,305)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/12/2022	50,000,000	(2,484,215)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/11/2022	100,000,000	(2,839,253)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/29/2022	100,000,000	(2,933,281)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/20/2022	100,000,000	(3,284,464)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/15/2022	100,000,000	(3,298,509)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/14/2022	100,000,000	(3,398,401)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/19/2022	100,000,000	(3,440,600)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/22/2022	100,000,000	(3,807,492)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/06/2022	100,000,000	(4,303,162)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/08/2022	100,000,000	(4,330,394)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/04/2022	100,000,000	(4,967,800)
Shiller Barclays CAPE® US Sector ER II USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/28/2022	100,000,000	(5,260,224)

							$727,425,935

(1)

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2021, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Agency Mortgage Obligations	$-	$ -	$-	$188,886,579	$188,886,579
Total Borrowings	$-	$ -	$-	$188,886,579	$188,886,579
Amounts related to agreements not included in offsetting disclosure					$188,886,579

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

	Value at			Shares Held at	Value at	Change in Unrealized for the	Dividend Income Earned for the	Net Realized Gain (Loss) for the
Fund	March 31, 2021	Gross Purchases	Gross Sales	September 30, 2021	September 30, 2021	Period Ended September 30, 2021	Period Ended September 30, 2021	Period Ended September 30, 2021
DoubleLine Ultra Short Bond Fund (Class I)	$199,949,999	$ -	$-	19,895,522	$200,148,954	$198,955	$192,911	$-

DoubleLine Flexible Income Fund

Schedule of Investments

September 30, 2021 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $

Asset Backed Obligations - 6.5%
1,250,000	Affirm Asset Securitization Trust, Series 2020-A-C	6.23%	(a)	02/18/2025	1,280,879
5,000,000	Affirm Asset Securitization Trust, Series 2021-B-D	2.54%	(a)	08/17/2026	4,991,121
650,000	Amur Equipment Finance Receivables LLC, Series 2021-1A-E	4.13%	(a)	03/20/2028	652,088
513,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-C	3.77%	(a)	03/15/2027	518,038
2,058,750	CAL Funding IV Ltd., Series 2020-1A-A	2.22%	(a)	09/25/2045	2,081,692
1,372,500	CAL Funding IV Ltd., Series 2020-1A-B	3.50%	(a)	09/25/2045	1,392,156
2,711,720	Castlelake Aircraft Securitization Trust, Series 2018-1-B	5.30%	(a)	06/15/2043	2,562,863
2,721,796	Castlelake Aircraft Securitization Trust, Series 2019-1A-C	6.90%	(a)(d)	04/15/2039	2,329,239
2,041,818	Diamond Resorts Owner Trust, Series 2021-1A-D	3.83%	(a)	11/21/2033	2,075,200
6,250,000	ExteNet Issuer LLC, Series 2019-1A-C	5.22%	(a)	07/26/2049	6,503,506
1,603,701	GAIA Aviation Ltd., Series 2019-1-C	7.00%	(a)(d)(o)	12/15/2044	1,296,682
2,005,211	Horizon Aircraft Finance Ltd., Series 2019-1-C	6.90%	(a)(d)	07/15/2039	1,626,303
5,096,154	Jersey Mike’s Funding, Series 2019-1A-A2	4.43%	(a)	02/15/2050	5,434,202
1,930,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	(a)	07/30/2047	2,087,816
1,134,247	JOL Air Ltd., Series 2019-1-B	4.95%	(a)	04/15/2044	1,049,111
1,400,000	Loanpal Solar Loan Ltd., Series 2021-1GS-C	3.50%	(a)	01/20/2048	1,378,116
2,839,061	Mosaic Solar Loan Trust, Series 2018-1A-C	0.00%	(a)(b)	06/22/2043	2,702,163
1,245,752	Mosaic Solar Loan Trust, Series 2020-1A-C	4.47%	(a)	04/20/2046	1,266,297
1,396,500	Neighborly Issuer LLC, Series 2021-1A-A2	3.58%	(a)	04/30/2051	1,446,376
5,500,000	Pagaya AI Debt Selection Trust, Series 2021-3-C	3.27%	(a)	05/15/2029	5,518,874
5,000,000	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	4,972,760
500,000	SoFi Consumer Loan Program LLC, Series 2019-3-C	3.35%	(a)	05/25/2028	509,566
92,000	SoFi Professional Loan Program, Series 2018-C-R1	6.11%	(a)(d)(e)	01/25/2048	2,128,790
297,188	Springleaf Funding Trust, Series 2017-AA-A	2.68%	(a)	07/15/2030	297,606
2,715,398	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10%	(a)	09/20/2045	2,745,229
2,263,430	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34%	(a)	09/20/2045	2,298,147
1,750,000	Upstart Securitization Trust, Series 2021-3-C	3.28%	(a)	07/20/2031	1,755,604
4,836,000	US Auto Funding LLC, Series 2019-1A-D	8.06%	(a)	11/15/2025	5,015,087
4,748,448	Vivint Solar Financing LLC, Series 2018-1A-A	4.73%	(a)	04/30/2048	5,136,810
9,028,513	Wave LLC, Series 2019-1-C	6.41%	(a)(d)	09/15/2044	7,324,508
1,217,812	Willis Engine Structured Trust, Series 2018-A-A	4.75%	(a)(o)	09/15/2043	1,222,913
3,665,476	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61%	(a)	10/15/2038	3,642,809

Total Asset Backed Obligations (Cost $86,643,722)					85,242,551

Bank Loans - 9.5%
296,231	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		11/19/2026	293,144
225,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/20/2028	232,921
459,595	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		02/27/2025	457,919
172,807	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		02/16/2027	171,511
115,104	Acuris Finance US, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		02/16/2028	115,639
705,000	ADMI Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/23/2027	705,504
75,000	Aegion Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/17/2028	75,656
379,213	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.88%		01/05/2026	377,791
582,222	AI Aqua Merger Sub, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		07/31/2028	584,769
235,000	Air Canada, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		08/11/2028	236,273
254,402	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	252,732
711,425	AlixPartners, LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		02/04/2028	710,337
690,361	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	692,208
401,142	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		05/09/2025	398,704
69,677	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/05/2027	69,832
505,625	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/12/2028	506,629
660,425	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	656,043
60,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	60,477
693,263	Alpha 3 B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	693,190
345,603	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/17/2028	345,280
466,748	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/01/2027	467,137
153,450	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		01/29/2027	147,561
74,631	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		12/15/2023	73,200
74,625	American Residential Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/15/2027	74,718
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
179,979	(1 Month LIBOR USD + 7.50%, 1.00% Floor)(1 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	180,190
19,643	(3 Month LIBOR USD + 7.50%, 1.00% Floor)(3 Month LIBOR USD + 5.50% + 1.50% PIK)	8.50%		09/02/2024	19,666
533,663	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	531,861
363,959	AmWINS Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		02/22/2028	362,141
449,635	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/19/2024	450,143
165,000	APX Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/10/2028	164,716
789,313	Arches Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	786,294
144,885	Arctic Glacier USA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	138,456
244,388	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/06/2025	243,472
399,794	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	400,116
697,939	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/12/2027	694,593
20,637	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		11/04/2024	20,444
277,900	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		12/23/2026	274,128
344,028	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		07/30/2027	339,384
50,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.33%		01/31/2028	49,917
525,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.33%		01/19/2029	523,228
325,000	At Home Group, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%		07/24/2028	326,016
244,271	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.38%		02/11/2026	245,279
354,113	Atlas Purchaser, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		05/08/2028	350,276
274,313	Autokiniton US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.50% Floor)	5.00%		04/06/2028	274,655
89,148	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		11/21/2024	89,237
144,275	Avantor Funding, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		11/08/2027	144,681
255,000	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		12/15/2027	255,620
147,992	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		12/15/2027	148,420
88,679	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan	4.25%	(c)	07/15/2028	88,755
381,321	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		07/17/2028	381,649
700,744	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		07/24/2026	697,131
86,538	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/02/2025	86,527
100,000	Bingo Industries Ltd., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/14/2028	100,000
467,283	Bioscrip, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/06/2026	467,692
341,738	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/16/2025	339,603
763,088	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		06/05/2028	761,657
292,501	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.88%		10/02/2025	291,283
199,436	Brand Industrial Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	198,119
248,933	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/28/2024	198,991
701,466	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		08/01/2025	697,401
654,067	Brown Group Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		06/07/2028	654,424
129,025	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	129,315
776,988	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		07/21/2025	778,550
49,000	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		08/12/2026	48,479
337,656	Camelot U.S. Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		10/30/2026	337,198
74,438	Camelot U.S. Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/30/2026	74,705
83,938	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		06/30/2025	83,649
430,656	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.88%		01/29/2027	427,874
645,000	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		07/14/2026	650,021
	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan
189,797	(1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	189,807
188,889	(3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	188,898
199,000	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	199,669
360,000	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan	4.00%	(c)	09/22/2028	360,965
342,142	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		03/31/2025	341,074
753,360	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		04/30/2026	751,006
116,331	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.63%		08/21/2026	114,104
289,641	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.90%		09/18/2024	272,907
781,299	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/08/2027	783,093
359,100	Cologix Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		05/01/2028	360,222
24,660	Columbus McKinnon Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		05/15/2028	24,629
94,288	CommerceHub, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/29/2027	94,563
276,179	Compass Power Generation, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	276,455
140,000	Conair Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/17/2028	140,277
88,650	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	88,816
138,600	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.38%		05/13/2027	138,969
469,270	Constant Contact, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/10/2028	468,683
695,000	Corelogic, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/02/2028	695,146
400,136	Cornerstone Building Brands, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		04/12/2028	400,053
465,000	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan	4.25%	(c)	09/21/2028	464,856
294,516	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		04/22/2027	294,461
706,787	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	705,543
249,215	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		07/17/2025	246,236
481,023	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		11/29/2024	479,785
107,595	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.59%		03/17/2025	107,448
361,991	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	359,922
704,498	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		10/16/2026	705,477
260,000	DCert Buyer, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.08%		02/19/2029	263,006
439,784	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	441,605
420,000	Delta 2 (Lux) SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	419,540
654,525	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	656,276
75,000	Delta Topco, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%		12/01/2028	76,000
294,000	DexKo Global, Inc., Senior Secured First Lien Term Loan	4.25%	(c)	09/24/2028	294,122
56,000	DexKo Global, Inc., Senior Secured First Lien Term Loan	4.25%	(c)	09/24/2028	56,023
120,068	DG Investment Intermediate Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	(q)	03/31/2028	120,626
573,217	DG Investment Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/31/2028	575,877
45,000	DG Investment Intermediate Holdings, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		03/19/2029	45,337
625,000	Diamond (BC) B.V., Senior Secured First Lien Term Loan	3.50%		09/15/2028	626,256
122,883	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		08/24/2026	77,058
526,565	DIRECTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		08/02/2027	527,497
	DT Midstream, Inc., Senior Secured First Lien Term Loan
12,669	(3 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		06/26/2028	12,680
117,006	(6 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		06/26/2028	117,107
77,158	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		04/06/2026	75,633
143,514	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.63%		04/06/2026	140,677
235,000	E2Open LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		02/04/2028	235,404
495,000	EAB Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/16/2028	493,082
109,818	EG America LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%		03/31/2026	109,955
187,741	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.13%		02/06/2025	187,434
19,545	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan	6.00%	(c)(q)	07/28/2028	19,594
195,455	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		07/28/2028	195,943
134,909	Endo Luxembourg Finance Company I SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		03/27/2028	132,239
413,963	Endurance International Group, Inc., The, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/10/2028	412,358
174,125	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	174,306
307,848	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		10/10/2025	274,878
19,899	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		02/04/2027	20,021
135,000	Everi Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		08/03/2028	134,874
689,032	EW Scripps Company, The, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%		05/01/2026	687,802
498,011	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/02/2024	500,501
141,737	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		12/15/2027	141,925
300,152	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		03/31/2025	299,051
187,311	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		01/29/2027	187,404
357,892	First Student Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	356,371
132,108	First Student Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	131,546
182,834	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.13%		06/30/2025	181,993
270,648	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		08/01/2024	252,548
443,700	Flexera Software LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	444,705
109,047	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	(d)	06/30/2027	109,047
95,585	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	95,645
455,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.34%		10/30/2026	456,308
655,310	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	656,335
80,000	Geon Performance Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/18/2028	80,675
250,778	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		02/19/2026	251,144
691,516	GFL Environmental, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		05/30/2025	693,570
200,000	GIP II Blue Holding LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/29/2028	200,251
150,000	Global Medical Response, Inc., Senior Secured First Lien Term Loan	5.25%	(c)	03/14/2025	150,769
233,238	Global Medical Response, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/02/2025	234,433
523,688	Gogo Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/28/2028	525,052
286,111	Golden Nugget, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%		10/04/2023	285,126
364,912	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		10/10/2025	365,009
388,499	Grab Holdings, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	393,678
463,906	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	464,099
241,942	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.13%		09/30/2026	242,547
601,856	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%		01/02/2026	600,652
327,525	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		03/06/2028	329,285
457,238	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	459,321
69,569	Greystone Select Financial LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		06/16/2028	70,395
330,000	Grinding Media, Inc., Senior Secured First Lien Term Loan	4.75%	(c)	09/22/2028	331,238
115,000	Groupe Solmax, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/29/2028	115,096
45,969	GTT Communications, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.88%	(g)	06/02/2025	39,189
121,820	Gulf Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	117,441
272,938	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		10/19/2027	273,120
284,288	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		05/29/2028	283,992
110,000	HCRX Investments HoldCo LP, Senior Secured First Lien Term Loan	2.75%	(c)	07/15/2028	109,780
698,250	Heartland Dental LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		04/30/2025	697,552
368,714	Helios Software Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	3.92%		03/13/2028	368,760
171,063	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.64%		07/01/2026	171,276
587,807	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.77%		05/23/2025	586,951
50,000	Hightower Holding LLC, Senior Secured First Lien Term Loan	4.75%	(c)(q)	04/21/2028	50,070
200,000	Hightower Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		04/21/2028	200,281
183,613	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		03/15/2028	183,498
186,152	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		07/21/2025	184,058
340,993	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	341,774
128,959	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		07/07/2025	130,893
231,577	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		07/03/2028	232,606
135,769	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		05/01/2026	134,935
695,072	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		02/25/2027	693,682
359,100	Ingram Micro, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/30/2028	360,402
46,819	Intelsat Jackson Holdings S.A., Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	(q)	07/13/2022	47,229
227,473	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/27/2023	230,885
433,913	ION Trading Finance Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%)	4.92%		03/31/2028	435,325
188,575	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	3.37%		12/15/2027	189,091
692,795	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		12/01/2025	693,228
592,716	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		01/02/2026	588,641
374,100	Ivanti Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		12/01/2027	375,825
448,875	Jazz Pharmaceuticals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		05/05/2028	449,999
395,000	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/07/2028	385,125
211,335	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		02/05/2027	211,776
781,684	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/24/2026	782,118
315,200	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	308,305
576,147	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		07/02/2025	577,588
125,000	KKR Apple Bidco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/14/2028	125,044
333,325	Kleopatra Finco SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.50% Floor)	5.25%		02/12/2026	334,785
99,500	Kodiak BP LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/10/2028	99,624
521,659	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	510,204
530,089	LBM Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	525,894
21,133	Lealand Finance Company B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	1.08%		06/30/2025	9,700
696,500	Leslie’s Poolmart, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		03/09/2028	694,922
280,000	Liftoff Mobile, Inc., Senior Secured First Lien Term Loan	4.25%	(c)	09/30/2028	279,388
104,487	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.33%		03/24/2025	103,899
586,247	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		08/31/2027	586,660
341,675	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		05/22/2026	341,860
266,589	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	264,256
401,580	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		06/30/2027	401,526
733,163	Madison IAQ LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		06/21/2028	733,009
59,096	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/19/2027	59,336
783,038	Mavis Tire Express Services Topco Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		05/04/2028	785,841
693,331	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		08/31/2026	693,061
301,484	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.63%		03/02/2026	300,315
100,000	MIC Glen LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/21/2028	99,612
144,638	Michaels Companies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		04/14/2028	144,949
705,558	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/01/2027	708,204
150,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	159,516
580,633	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		03/27/2026	578,505
	Mirion Technologies, Inc., Senior Secured First Lien Term Loan
42,893	(3 Month LIBOR USD + 4.00%)	4.08%		03/06/2026	43,028
1,764	(3 Month LIBOR USD + 4.00%)	4.15%		03/06/2026	1,769
533,304	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		05/14/2026	532,221
330,716	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		11/29/2024	330,769
75,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.33%		12/01/2025	75,121
75,164	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.58%		11/28/2025	68,567
355,000	Monogram Food Solutions LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/28/2028	355,888
99,876	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		11/12/2026	96,908
13,127	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		11/12/2026	12,736
660,000	Mozart Debt Merger Sub, Inc., Senior Secured First Lien Term Loan	3.75%	(c)	09/30/2028	656,700
129,364	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		10/19/2026	129,445
522,315	Natgasoline LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.63%		11/14/2025	522,967
59,041	National Intergovernmental Purchasing Alliance Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.65%		05/23/2025	58,697
117,300	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.63%		08/28/2026	116,420
16,561	New Frontera Holdings LLC, Senior Secured Second Lien Term Loan (Prime Rate + 0.50%, 1.00% Floor)	3.75%		07/28/2028	9,398
815,492	Numericable U.S. LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.12%		08/14/2026	814,472
270,000	Olympus Water US Holding Corporation, Senior Secured First Lien Term Loan	4.25%	(c)	10/01/2028	269,972
	OneDigital Borrower LLC, Senior Secured First Lien Delayed-Draw Term Loan
8,234	(1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%	(q)	11/16/2027	8,279
4,422	(Prime Rate + 3.50%, 0.75% Floor)	6.75%	(q)	11/16/2027	4,446
390,382	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		11/16/2027	392,498
443,888	Organon & Company, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/02/2028	445,552
694,898	Ortho-Clinical Diagnostics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		06/30/2025	695,117
260,000	Oryx Midstream Services Permian Basin LLC, Senior Secured Second Lien Term Loan	3.75%	(c)	09/30/2028	258,700
72,778	Osmosis Buyer Limited, Senior Secured First Lien Term Loan	4.50%	(c)	07/30/2028	73,096
97,250	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.38%		10/24/2025	95,743
781,574	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		11/30/2027	783,532
582,099	Packers Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/06/2028	580,280
493,473	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/28/2027	494,810
414,202	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		09/27/2024	414,318
204,488	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		12/28/2027	203,913
696,810	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		03/31/2027	696,301
106,899	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		05/29/2026	106,652
787,110	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/01/2028	788,956
427,850	Petco Health and Wellness Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/03/2028	428,269
210,000	PetSmart, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/11/2028	210,750
124,631	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	124,826
340,688	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	335,737
706,450	Phoenix Guarantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		03/05/2026	704,684
515,000	Phoenix Newco, Inc., Senior Secured First Lien Term Loan	4.00%	(c)	08/11/2028	515,726
466,443	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	463,821
266,400	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	261,208
273,625	Playtika Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		03/13/2028	273,858
422,875	PODS LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		03/31/2028	423,668
	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan
3,989	(3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	3,994
90,536	(6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	90,649
	Polar US Borrower LLC, Senior Secured First Lien Term Loan
1,988	(Prime Rate + 3.75%)	7.00%		10/15/2025	1,988
387,784	(1 Month LIBOR USD + 4.75%)	4.87%		10/15/2025	387,784
780,000	Polaris Newco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		06/02/2028	782,601
210,891	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	209,771
	PQ Corporation, Senior Secured First Lien Term Loan
54,030	(1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		06/09/2028	54,120
20,783	(3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		06/09/2028	20,817
57,842	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		07/03/2028	58,099
150,500	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.83%		03/11/2026	145,724
270,188	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		07/31/2026	270,863
	Presidio Holdings, Inc., Senior Secured First Lien Term Loan
3,351	(1 Month LIBOR USD + 3.50%)	3.59%		01/22/2027	3,354
60,837	(3 Month LIBOR USD + 3.50%)	3.63%		01/22/2027	60,904
300,000	Pretium PKG Holdings, Inc., Senior Secured First Lien Term Loan	4.50%	(c)	09/22/2028	300,728
65,000	Pretium PKG Holdings, Inc., Senior Secured Second Lien Term Loan	7.25%	(c)	09/22/2029	65,488
	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan
259,343	(1 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	259,358
339,009	(6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	339,027
339,009	(12 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		09/23/2026	339,027
419,638	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.09%		04/26/2024	419,976
467,602	Prometric Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		01/29/2025	465,556
700,000	Proofpoint, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/31/2028	697,200
212,017	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		02/12/2027	207,688
580,000	Quikrete Holdings, Inc., Senior Secured First Lien Term Loan	3.08%	(c)	06/11/2028	578,950
447,750	Rackspace Technology Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		02/15/2028	445,003
347,375	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		09/25/2026	347,476
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
190,242	(1 Month LIBOR USD + 4.25%)	4.33%		07/09/2025	190,334
366,882	(1 Month LIBOR USD + 4.25%)	4.35%		07/09/2025	367,060
703,238	RadNet Management, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/24/2028	703,019
700,000	RealPage, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		04/24/2028	698,614
	Redstone Holdco 2 LP, Senior Secured First Lien Term Loan
71,729	(1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/27/2028	70,803
183,271	(3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/27/2028	180,904
308,046	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		11/14/2025	307,992
339,222	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		05/30/2025	336,890
115,000	Renaissance Holding Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.08%		05/29/2026	115,647
124,375	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		02/17/2028	124,997
29,538	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%)	7.00%		12/17/2021	4,283
125,249	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		02/04/2027	125,058
178,650	Riverbed Technology, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		12/31/2025	160,785
113,526	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		02/22/2024	112,340
96,133	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	95,758
153,242	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	152,643
339,150	Savage Enterprises LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/15/2028	339,520
276,419	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		08/14/2024	275,539
123,286	SCIH Salt Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/16/2027	123,585
283,128	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	270,408
240,540	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		12/31/2025	238,905
456,489	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		09/03/2026	455,948
702,733	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		08/01/2025	700,319
578,200	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.59%		09/30/2026	569,530
275,379	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		06/13/2025	275,781
203,575	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.84%		04/17/2026	200,246
95,000	Skillsoft Finance II, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/14/2028	95,594
145,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	154,416
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
88,973	(1 Month LIBOR USD + 2.50%)	2.58%		01/23/2025	87,750
219,986	(3 Month LIBOR USD + 2.50%)	2.63%		01/23/2025	216,961
215,521	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		02/05/2024	213,685
332,139	Solenis International LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		06/26/2025	332,614
20,000	Solenis International LP, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.50%)	8.58%		06/26/2026	20,038
416,850	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/07/2027	418,890
710,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		12/11/2026	708,818
476,946	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		06/27/2025	475,541
84,884	Southern Veterinary Partners LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	85,308
672,180	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	675,541
339,150	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	340,479
700,000	SRS Distribution, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		06/02/2028	700,728
244,518	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.13%		04/16/2026	233,820
280,552	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.83%		10/01/2025	279,044
162,323	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.38%		07/21/2026	161,971
780,000	Sunset Debt Merger Sub, Inc., Senior Secured First Lien Term Loan	4.75%	(c)	09/17/2028	775,616
466,655	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		10/01/2026	468,494
419,689	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.62%		03/05/2027	417,996
410,000	Sweetwater Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/07/2028	409,744
79,564	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/01/2024	80,459
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
162,013	(2 Month LIBOR USD + 3.00%)	3.10%		05/29/2026	161,608
78,556	(2 Month LIBOR USD + 3.00%)	3.11%		05/29/2026	78,360
79,666	(3 Month LIBOR USD + 3.00%)	3.13%		05/29/2026	79,467
181,407	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	177,325
149,625	Tecta America Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		04/06/2028	150,186
178,999	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.84%		12/07/2026	162,305
395,000	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	396,276
351,669	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		12/17/2026	351,351
13,393	TGP Holdings III LLC, Senior Secured First Lien Term Loan	4.25%	(c)(q)	06/29/2028	13,410
101,571	TGP Holdings III LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		06/29/2028	101,699
461,323	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.34%		02/06/2026	461,546
442,167	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		04/07/2028	441,822
225,000	The Edelman Financial Engines Centre LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.83%		07/20/2026	227,038
118,987	The Hillman Group, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	(q)	07/14/2028	118,987
496,772	The Hillman Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		07/14/2028	496,772
704,679	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.84%		06/30/2026	701,599
35,000	TIBCO Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.34%		03/03/2028	35,446
465,000	Tiger Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		06/01/2028	463,912
285,696	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.17%		03/28/2025	280,957
94,960	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.83%		11/13/2026	94,492
165,105	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		01/25/2024	154,992
199,032	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	206,958
	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan
264	(3 Month LIBOR USD + 5.00%)	5.13%		05/29/2026	228
58,866	(3 Month LIBOR USD + 5.00%)	5.15%		05/29/2026	50,845
215,855	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%		09/27/2024	216,361
	TricorBraun Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)
72,742	(1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	(q)	03/03/2028	72,433
56,604	(6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	(q)	03/03/2028	56,364
574,104	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	571,667
10,559	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan	4.50%	(c)	09/17/2028	10,590
74,441	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan	4.50%	(c)	09/17/2028	74,658
339,488	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/17/2024	339,677
703,238	Triton Water Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		03/31/2028	703,195
104,475	Truck Hero, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		01/31/2028	104,388
825,000	Twin River Worldwide Holdings, Inc., Senior Secured First Lien Term Loan	3.75%	(c)	08/06/2028	825,804
283,560	U.S. Silica Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/01/2025	278,288
700,444	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		04/04/2025	701,561
365,636	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		04/29/2026	365,205
180,764	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/13/2026	181,329
76,445	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		05/04/2026	76,681
809,411	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		05/04/2026	812,074
30,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	30,587
108,193	Ultra Clean Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.83%		08/27/2025	108,531
647,959	United Airlines, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/21/2028	653,888
678,551	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		10/22/2025	679,138
78,600	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		07/01/2026	78,508
901,674	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.33%		11/20/2026	902,945
583,100	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.08%		09/14/2026	576,286
143,546	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	141,108
469,873	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.08%		08/27/2025	471,144
	Vertical Midco GMBH, Senior Secured First Lien Term Loan			07/30/2027
316,836	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/30/2027	317,804
89,303	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/30/2027	89,576
205,000	Viad Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.50% Floor)	5.50%		07/31/2028	205,000
250,000	Victoria’s Secret Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/02/2028	249,687
140,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.33%		01/31/2029	140,213
399,542	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		02/26/2027	399,792
61,809	VT Topco, Inc., Senior Secured First Lien Term Loan	4.50%	(c)(q)	08/01/2025	61,789
353,191	VT Topco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/01/2025	353,082
505,000	W.R. Grace Holdings LLC, Senior Secured First Lien Term Loan	4.25%	(c)	09/22/2028	507,447
317,814	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		02/05/2026	315,332
124,051	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	121,171
750,000	Waterlogic Holdings Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	4.89%		08/04/2028	751,410
355,000	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/03/2028	355,080
320,000	Wheel Pros, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		05/11/2028	320,266
309,225	WIN Waste Innovations Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		03/24/2028	309,483
655,000	WWEX UNI TopCo Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		07/26/2028	657,911
589,441	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.08%		03/09/2027	584,923
210,000	Zebra Buyer LLC, Senior Secured First Lien Term Loan	3.75%	(c)	04/22/2028	210,900
430,147	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.58%		09/30/2026	428,900
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.58%		04/28/2028	233,368

Total Bank Loans (Cost $123,883,001)					124,382,132

Collateralized Loan Obligations - 18.9%
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.63%	(a)	07/15/2026	250,979
2,500,000	AIMCO, Series 2015-AA-DR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	2.58%	(a)	01/15/2028	2,500,000
2,000,000	AIMCO, Series 2021-15A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	2.99%	(a)	10/17/2034	2,000,173
2,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	2.73%	(a)	04/15/2031	1,943,958
1,500,000	Apidos Ltd., Series 2015-21A-CR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	2.58%	(a)	07/18/2027	1,504,631
2,500,000	Apidos Ltd., Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	2.88%	(a)	07/25/2030	2,460,609
2,500,000	Atrium Corporation, Series 13A-D (3 Month LIBOR USD + 2.70%)	2.84%	(a)	11/21/2030	2,484,860
1,000,000	Atrium Corporation, Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.08%	(a)	08/23/2030	1,000,654
3,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	3.72%	(a)	05/28/2030	3,003,556
1,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.08%	(a)	10/20/2030	1,499,370
1,737,500	Babson Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.58%	(a)	10/20/2030	1,693,336
500,000	Bain Capital Credit Ltd., Series 2017-2A-DR2 (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.24%	(a)	07/25/2034	502,754
4,000,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	3.03%	(a)	07/20/2029	3,945,025
2,000,000	Barings Ltd., Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.53%	(a)	04/15/2036	2,008,387
2,000,000	Barings Ltd., Series 2020-1A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.88%	(a)	10/15/2032	1,999,979
2,000,000	Barings Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.20%	(a)	10/15/2036	2,000,000
1,000,000	Barings Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	6.30%	(a)	04/25/2034	994,488
3,770,000	BlueMountain Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	3.04%	(a)	10/22/2030	3,597,703
1,750,000	BlueMountain Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.88%	(a)	07/18/2027	1,748,516
500,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	2.73%	(a)	04/20/2031	467,472
1,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.22%	(a)	11/15/2030	959,213
1,000,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	3.13%	(a)	10/20/2030	990,012
2,000,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	3.13%	(a)	07/15/2030	2,004,999
2,000,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.88%	(a)	01/30/2031	1,920,642
2,500,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.03%	(a)	07/15/2031	2,468,753
3,000,000	Canyon Capital Ltd., Series 2020-2A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	3.98%	(a)	10/15/2031	3,012,095
3,000,000	Canyon Capital Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.15%	(a)	10/15/2034	3,000,000
2,000,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.23%	(a)	04/15/2034	2,000,647
1,000,000	Canyon Capital Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.15%	(a)	07/15/2034	998,907
2,500,000	Canyon Capital Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.19%	(a)	10/15/2034	2,500,000
1,000,000	Canyon Capital Ltd., Series 2021-4A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	6.44%	(a)	10/15/2034	1,000,000
1,250,000	Carlyle Global Market Strategies Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.40%)	2.53%	(a)	01/18/2029	1,239,194
1,500,000	Chenango Park Ltd., Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	04/15/2030	1,484,104
500,000	CIFC Funding Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	2.98%	(a)	07/18/2031	499,640
1,000,000	CIFC Funding Ltd., Series 2019-3A-CR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.15%	(a)	10/16/2034	1,000,120
1,000,000	Dryden Ltd., Series 2019-68A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.48%	(a)	07/15/2035	1,006,426
900,000	Dryden Ltd., Series 2020-77A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	05/20/2034	902,293
1,750,000	Dryden Senior Loan Fund, Series 2012-25A-CRR (3 Month LIBOR USD + 1.85%)	1.98%	(a)	10/15/2027	1,750,000
2,500,000	Dryden Senior Loan Fund, Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	3.27%	(a)	08/15/2030	2,510,062
3,900,000	Dryden Senior Loan Fund, Series 2014-33A-DR3 (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.78%	(a)	04/15/2029	3,915,127
3,000,000	Dryden Senior Loan Fund, Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.63%	(a)	01/15/2031	2,959,965
1,000,000	Dryden Senior Loan Fund, Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.28%	(a)	10/15/2030	1,003,835
1,000,000	Dryden Senior Loan Fund, Series 2017-50A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.38%	(a)	07/15/2030	1,004,906
5,500,000	GoldenTree Loan Management Ltd., Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	2.78%	(a)	11/28/2030	5,459,260
2,500,000	GoldenTree Loan Opportunities Ltd., Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	3.03%	(a)	07/21/2030	2,488,764
1,500,000	Greenwood Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	2.63%	(a)	04/15/2031	1,465,571
94,581	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.83%	(a)	08/01/2025	94,842
266,626	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.13%	(a)(d)	04/28/2025	71,948
500,000	Halcyon Loan Advisors Funding Ltd., Series 2018-1A-A2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	1.93%	(a)	07/21/2031	500,050
2,000,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.61%	(a)	04/20/2031	1,995,573
2,000,000	Highbridge Loan Management Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	3.03%	(a)	10/20/2029	1,911,145
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	10/15/2030	1,467,571
3,175,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	2.88%	(a)	07/20/2031	3,085,380
1,250,000	LCM LP, Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	5.83%	(a)	07/15/2027	1,225,097
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	2.93%	(a)	10/20/2027	2,012,168
5,000,000	LCM Ltd., Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.63%	(a)	01/20/2031	4,662,144
1,500,000	LCM Ltd., Series 27A-D (3 Month LIBOR USD + 2.95%)	3.08%	(a)	07/16/2031	1,425,780
4,500,000	Madison Park Funding Ltd., Series 2015-18A-BR (3 Month LIBOR USD + 1.60%)	1.73%	(a)	10/21/2030	4,504,071
500,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	3.08%	(a)	10/21/2030	498,503
1,000,000	Madison Park Funding Ltd., Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.63%	(a)	04/15/2029	991,555
2,000,000	Madison Park Funding Ltd., Series 2020-46A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.27%	(a)	10/15/2034	2,000,120
3,500,000	Magnetite Ltd., Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	2.63%	(a)	04/20/2031	3,446,312
1,000,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.88%	(a)	04/15/2029	1,002,510
3,500,000	Marble Point Ltd., Series 2021-3A-D1 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	3.63%	(a)	10/17/2034	3,500,094
1,550,000	Midocean Credit, Series 2016-5A-B1R (3 Month LIBOR USD + 1.60%)	1.73%	(a)	07/19/2028	1,551,754
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.18%	(a)	10/20/2030	1,005,013
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2016-21A-DR2 (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.43%	(a)	04/20/2034	1,004,720
4,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-16SA-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.03%	(a)	04/15/2034	4,000,616
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2017-25A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	2.98%	(a)	10/18/2029	1,499,555
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	2.78%	(a)	10/18/2030	999,422
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	2.98%	(a)	04/20/2030	1,496,304
500,000	Neuberger Berman Loan Advisers Ltd., Series 2020-37A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	2.98%	(a)	07/20/2031	498,931
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2020-38A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.88%	(a)	10/20/2032	1,003,892
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2020-38A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.00%	(a)	10/20/2035	1,000,000
1,500,000	Ocean Trails, Series 2020-10A-C (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.33%	(a)	10/15/2031	1,504,362
4,500,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.03%	(a)	07/15/2029	4,517,482
500,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.87%	(a)	02/14/2031	496,880
1,250,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.33%	(a)	03/17/2030	1,254,669
2,000,000	Octagon Investment Partners Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.53%	(a)	07/20/2030	2,007,655
4,000,000	Octagon Investment Partners Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.73%	(a)	01/20/2031	3,960,233
3,000,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	2.98%	(a)	07/25/2030	2,978,584
500,000	Octagon Investment Partners Ltd., Series 2019-1A-E (3 Month LIBOR USD + 6.46%, 6.46% Floor)	6.59%	(a)	04/20/2031	500,833
1,000,000	Octagon Investment Partners Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.41%	(a)	07/15/2036	1,000,078
1,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.18%	(a)	10/20/2030	995,714
2,500,000	OHA Credit Funding Ltd., Series 2021-16A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	6.26%	(a)	10/18/2034	2,499,589
500,000	Park Avenue Institutional Advisers Ltd., Series 2021-2A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.50%	(a)	07/15/2034	500,012
4,000,000	RRAM Ltd., Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	3.08%	(a)	04/15/2030	4,000,825
2,000,000	Sound Point Ltd., Series 2015-2A-DRRR (3 Month LIBOR USD + 4.50%, 4.50% Floor)	4.59%	(a)	07/20/2032	2,000,094
6,000,000	Sound Point Ltd., Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.45%	(a)	07/15/2034	6,038,526
1,000,000	Sound Point Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.50%	(a)	07/20/2034	1,006,720
5,000,000	Sound Point Ltd., Series 2020-2A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.13%	(a)	10/25/2031	5,023,310
5,000,000	Steele Creek Ltd., Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	1.98%	(a)	07/15/2032	5,000,294
3,500,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.73%	(a)	01/15/2030	3,472,834
1,500,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.18%	(a)	10/15/2031	1,505,637
1,000,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	2.78%	(a)	04/15/2028	1,000,286
1,500,000	TIAA Ltd., Series 2017-2A-B (3 Month LIBOR USD + 1.50%)	1.63%	(a)	01/16/2031	1,500,471
6,000,000	Trimaran CAVU LLC, Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.33%	(a)	07/20/2032	6,033,336
500,000	Upland Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 2.90%)	3.03%	(a)	04/20/2031	498,262
500,000	Vibrant Ltd., Series 2015-3A-A2RR (3 Month LIBOR USD + 1.85%)	1.98%	(a)	10/20/2031	499,561
3,900,000	Voya Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	3.08%	(a)	10/15/2030	3,779,388
1,500,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	3.28%	(a)	04/20/2034	1,499,488
10,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.34%	(a)	07/20/2032	10,000,000
2,000,000	Wind River Ltd., Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	6.88%	(a)	10/18/2030	1,981,200
2,000,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.13%	(a)	07/18/2031	1,947,500
4,000,000	Wind River Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.03%	(a)	01/15/2031	3,934,000
2,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.88%	(a)	01/15/2031	1,885,429
1,500,000	Wind River Ltd., Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.54%	(a)	10/22/2031	1,471,882
7,975,000	Wind River Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	5.68%	(a)	10/15/2027	7,917,498
3,500,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	2.98%	(a)	07/15/2028	3,497,552
2,000,000	Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	3.85%	(a)	04/18/2036	1,981,159
1,750,000	Wind River Ltd., Series 2017-1A-ER (3 Month LIBOR USD + 7.06%, 7.06% Floor)	7.19%	(a)	04/18/2036	1,718,869
1,500,000	Wind River Ltd., Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	3.98%	(a)	04/15/2035	1,515,940
1,500,000	Wind River Ltd., Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	2.78%	(a)	11/20/2030	1,469,058
1,500,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.03%	(a)	07/15/2030	1,454,422
3,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	3.13%	(a)	07/15/2030	3,476,944
500,000	Wind River Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.46%	(a)	07/20/2033	499,407
2,500,000	York Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.05%)	2.19%	(a)	07/22/2032	2,505,115

Total Collateralized Loan Obligations (Cost $249,554,166)					247,937,153

Foreign Corporate Bonds - 8.1%
200,000	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	194,517
400,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	421,080
200,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	191,403
1,000,000	AES Andres B.V.	5.70%	(a)	05/04/2028	1,033,645
200,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%	(a)	10/07/2079	211,933
600,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	635,799
1,500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	1,594,620
200,000	AES Panama Generation Holdings SRL	4.38%	(a)	05/31/2030	206,450
700,000	AES Panama Generation Holdings SRL	4.38%		05/31/2030	722,575
750,000	AI Candelaria Spain SLU	5.75%	(a)	06/15/2033	746,621
155,000	Air Canada	3.88%	(a)	08/15/2026	156,596
200,000	Altice Financing S.A.	5.00%	(a)	01/15/2028	193,142
200,000	Altice France S.A.	6.00%	(a)	02/15/2028	192,384
255,000	Altice France S.A.	5.50%	(a)	10/15/2029	252,748
700,000	Antofagasta PLC	2.38%		10/14/2030	676,382
400,000	ARD Finance S.A. (7.25% PIK)	6.50%	(a)	06/30/2027	425,440
200,694	Avation Capital S.A. (9.00% PIK)	8.25%	(a)	10/31/2026	169,915
200,000	Baidu, Inc.	3.43%		04/07/2030	212,336
600,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)(f)	04/22/2031	641,277
400,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%	(a)	07/01/2030	396,500
1,300,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	1,288,625
650,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	683,894
600,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%	(a)	01/28/2031	600,852
900,000	Banco General S.A. (10 Year CMT Rate + 3.67%)	5.25%	(a)(f)	05/07/2031	911,259
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	299,987
1,600,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,602,960
200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	(a)	11/04/2026	172,578
1,500,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	1,294,335
1,400,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(f)	01/10/2028	1,563,275
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(f)	06/27/2029	223,280
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(f)	06/27/2029	223,280
1,300,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00%	(f)	09/23/2025	1,353,625
1,000,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,045,010
2,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	2,064,330
265,000	Bombardier, Inc.	7.88%	(a)	04/15/2027	275,063
800,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50%	(a)	01/23/2081	917,000
1,100,000	Canacol Energy Ltd.	7.25%		05/03/2025	1,150,886
600,000	CAP S.A.	3.90%	(a)	04/27/2031	587,250
2,200,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	1,802,427
300,000	CIMB Bank BHD	3.26%		03/15/2022	303,472
1,000,000	CK Hutchison International Ltd.	2.50%	(a)	05/08/2030	1,017,803
400,000	Cosan Overseas Ltd.	8.25%		12/29/2049	412,750
1,350,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(f)	11/29/2022	975,780
400,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	398,406
400,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	429,276
319,743	Digicel Group Ltd. (5.00% + 3.00% PIK or 8.00% PIK)	8.00%	(a)	04/01/2025	285,105
339,857	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(f)	10/18/2021	279,434
800,000	Docuformas SAPI de C.V.	10.25%	(a)	07/24/2024	767,300
450,000	eG Global Finance PLC	8.50%	(a)	10/30/2025	469,273
765,050	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	754,749
1,022,160	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	1,049,181
1,600,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,062,016
1,400,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	1,395,800
650,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	643,728
600,000	Equate Petrochemical B.V.	2.63%		04/28/2028	604,874
495,882	Fenix Power Peru S.A.	4.32%		09/20/2027	507,476
200,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	230,066
2,600,000	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(a)	03/31/2034	2,559,112
600,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	592,080
475,000	Garda World Security Corporation	4.63%	(a)	02/15/2027	475,594
335,000	Garda World Security Corporation	6.00%	(a)	06/01/2029	328,690
293,000	Geopark Ltd.	6.50%		09/21/2024	301,123
385,000	GFL Environmental, Inc.	4.00%	(a)	08/01/2028	382,594
400,000	Gilex Holding SARL	8.50%	(a)	05/02/2023	408,072
450,000	Gilex Holding SARL	8.50%		05/02/2023	459,081
2,600,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,253,277
200,000	Gran Tierra Energy, Inc.	7.75%	(a)	05/23/2027	173,628
515,000	Grifols Escrow Issuer S.A.	4.75%	(a)	10/15/2028	526,845
215,694	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13%	(a)	05/22/2026	120,048
900,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	905,112
700,000	Inkia Energy Ltd.	5.88%		11/09/2027	729,505
380,000	Intelligent Packaging Ltd.	6.00%	(a)	09/15/2028	398,810
380,000	Intelsat Jackson Holdings S.A.	5.50%	(g)	08/01/2023	212,532
35,079	Invepar Holdings	0.00%	(d)(g)	12/30/2028	–
200,000	Investment Energy Resources Ltd.	6.25%	(a)	04/26/2029	216,250
500,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(a)(f)	02/27/2025	478,640
1,300,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	(f)	02/27/2025	1,244,464
700,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	679,542
400,000	JBS Finance Luxembourg SARL	3.63%	(a)	01/15/2032	408,004
300,000	JD.com, Inc.	3.38%		01/14/2030	315,099
300,000	JSW Hydro Energy Ltd.	4.13%	(a)	05/18/2031	298,362
1,200,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28%	(f)	10/14/2025	1,260,684
600,000	Korea Development Bank	1.00%		09/09/2026	593,640
1,400,000	Korea Development Bank	1.63%		01/19/2031	1,377,932
300,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	305,281
1,500,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	1,526,407
600,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	597,330
200,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(a)	04/27/2026	198,396
300,000	Kronos Acquisition Holdings, Inc.	5.00%	(a)	12/31/2026	300,000
150,000	Kronos Acquisition Holdings, Inc.	7.00%	(a)	12/31/2027	143,977
200,000	KT Corporation	1.00%		09/01/2025	197,771
900,000	KT Corporation	2.50%		07/18/2026	942,556
200,000	LG Chem Ltd.	2.38%	(a)	07/07/2031	197,177
986,370	LLPL Capital Pte Ltd.	6.88%	(a)	02/04/2039	1,161,539
2,300,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,309,292
330,000	Mattamy Group Corporation	4.63%	(a)	03/01/2030	337,778
310,000	MEG Energy Corporation	7.13%	(a)	02/01/2027	325,872
60,000	MEG Energy Corporation	5.88%	(a)	02/01/2029	61,452
500,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	553,353
900,000	Minejesa Capital B.V.	4.63%		08/10/2030	934,524
2,100,000	Minejesa Capital B.V.	5.63%		08/10/2037	2,221,275
1,400,000	Minerva Luxembourg S.A.	4.38%	(a)	03/18/2031	1,354,080
900,000	Nexa Resources S.A.	5.38%		05/04/2027	946,134
500,000	NongHyup Bank	1.25%	(a)	07/20/2025	498,462
500,000	Oleoducto Central S.A.	4.00%		07/14/2027	515,625
400,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	413,564
200,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	221,047
252,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	254,695
400,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	433,030
600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	599,058
800,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	798,744
1,700,000	Pampa Energia S.A.	7.50%		01/24/2027	1,569,950
150,000	Pampa Energia S.A.	9.13%		04/15/2029	140,126
369,671	Panama Metro Line SP	0.00%		12/05/2022	365,101
505,777	Panama Metro Line SP	0.00%	(a)	12/05/2022	499,525
1,500,000	Peru LNG SRL	5.38%		03/22/2030	1,217,798
1,750,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	1,905,006
400,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	372,900
700,000	Petronas Capital Ltd.	2.48%	(a)	01/28/2032	697,292
600,000	POSCO	2.38%		01/17/2023	612,308
1,700,000	POSCO	2.75%		07/15/2024	1,780,571
160,000	Primo Water Holdings, Inc.	4.38%	(a)	04/30/2029	159,777
800,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	809,183
200,000	PSA Treasury Pte Ltd.	2.25%		04/30/2030	204,338
200,000	PTTEP Treasury Center Company Ltd.	2.59%	(a)	06/10/2027	207,308
500,000	Reliance Industries Ltd.	5.40%		02/14/2022	508,251
500,000	SA Global Sukuk Ltd.	2.69%	(a)	06/17/2031	505,208
155,000	Seaspan Corporation	5.50%	(a)	08/01/2029	158,328
800,000	Shinhan Financial Group Co Ltd. (5 Year CMT Rate + 2.06%)	2.88%	(a)(f)	05/12/2026	795,032
200,000	SingTel Group Treasury Pte Ltd.	1.88%		06/10/2030	196,365
266,010	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	304,914
1,726,887	Stoneway Capital Corporation	10.00%	(g)	03/01/2027	457,642
300,000	Superior Plus LP	4.50%	(a)	03/15/2029	310,125
200,000	Suzano Austria GmbH	3.13%		01/15/2032	193,400
180,000	Telesat LLC	4.88%	(a)	06/01/2027	165,909
3,300,000	Temasek Financial Ltd.	1.00%	(a)	10/06/2030	3,073,496
1,300,000	Tencent Holdings Ltd.	2.39%	(a)	06/03/2030	1,278,934
205,000	Tervita Corporation	11.00%	(a)	12/01/2025	232,317
275,000	Titan Acquisition Ltd.	7.75%	(a)	04/15/2026	281,394
788,777	UEP Penonome S.A.	6.50%		10/01/2038	825,865
1,035,269	UEP Penonome S.A.	6.50%	(a)	10/01/2038	1,083,948
200,000	UltraTech Cement Ltd.	2.80%		02/16/2031	192,797
2,800,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(f)	01/29/2025	2,138,696
600,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	595,845
500,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	505,815
2,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	(f)	10/19/2023	2,282,269
1,100,000	Vedanta Resources Finance PLC	9.25%	(a)	04/23/2026	1,049,581
2,300,000	Vedanta Resources Ltd.	6.13%		08/09/2024	2,068,183
200,000	Vertical Holding Company GMBH	7.63%	(a)	07/15/2028	214,000
450,000	Vertical Newco, Inc.	5.25%	(a)	07/15/2027	472,151
200,000	VTR Finance NV	6.38%		07/15/2028	215,873
800,000	Woori Bank (5 Year CMT Rate + 2.66%)	4.25%	(f)	10/04/2024	832,321

Total Foreign Corporate Bonds (Cost $108,306,334)					106,448,749

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 4.0%
700,000	Abu Dhabi Government International Bond	3.13%	(a)	04/16/2030	760,933
700,000	Abu Dhabi Government International Bond	1.70%		03/02/2031	676,876
1,350,000	Abu Dhabi Government International Bond	3.13%		09/30/2049	1,358,667
300,000	Abu Dhabi Government International Bond	3.88%		04/16/2050	343,523
2,400,000	Brazilian Government International Bond	3.75%		09/12/2031	2,280,000
400,000	Brazilian Government International Bond	5.00%		01/27/2045	374,288
1,200,000	Brazilian Government International Bond	5.63%		02/21/2047	1,205,040
400,000	Chile Government International Bond	2.55%		01/27/2032	397,332
500,000	Chile Government International Bond	3.10%		05/07/2041	483,510
1,000,000	Chile Government International Bond	3.50%		01/25/2050	1,001,625
2,500,000	Chile Government International Bond	3.10%		01/22/2061	2,259,900
900,000	Colombia Government International Bond	3.13%		04/15/2031	844,002
1,500,000	Colombia Government International Bond	3.25%		04/22/2032	1,402,530
500,000	Colombia Government International Bond	5.00%		06/15/2045	489,195
2,000,000	Colombia Government International Bond	4.13%		05/15/2051	1,723,240
500,000	Dominican Republic International Bond	5.88%		01/30/2060	490,505
700,000	Indonesia Government International Bond	4.35%		01/11/2048	781,242
2,500,000	Indonesia Government International Bond	3.70%		10/30/2049	2,544,940
1,600,000	Malaysia Wakala Sukuk BHD	2.07%		04/28/2031	1,591,037
250,000	Malaysia Wakala Sukuk BHD	2.07%	(a)	04/28/2031	248,600
500,000	Malaysia Wakala Sukuk BHD	3.08%	(a)	04/28/2051	510,807
1,200,000	Mexico Government International Bond	2.66%		05/24/2031	1,160,676
2,100,000	Mexico Government International Bond	4.28%		08/14/2041	2,147,880
300,000	Mexico Government International Bond	4.35%		01/15/2047	301,449
1,700,000	Mexico Government International Bond	4.60%		02/10/2048	1,757,978
900,000	Mexico Government International Bond	4.50%		01/31/2050	922,680
1,800,000	Mexico Government International Bond	3.77%		05/24/2061	1,601,703
1,000,000	Panama Government International Bond	2.25%		09/29/2032	943,320
1,200,000	Panama Government International Bond	4.30%		04/29/2053	1,273,896
400,000	Panama Government International Bond	4.50%		04/01/2056	436,680
2,300,000	Panama Government International Bond	3.87%		07/23/2060	2,257,841
800,000	Perusahaan Penerbit SBSN Indonesia III	3.80%		06/23/2050	815,560
1,800,000	Perusahaan Penerbit SBSN Indonesia III	2.55%	(a)	06/09/2031	1,829,664
1,300,000	Peruvian Government International Bond	2.78%		01/23/2031	1,289,730
600,000	Peruvian Government International Bond	3.30%		03/11/2041	583,770
400,000	Peruvian Government International Bond	3.55%		03/10/2051	398,716
800,000	Philippine Government International Bond	2.46%		05/05/2030	818,644
1,100,000	Philippine Government International Bond	1.65%		06/10/2031	1,049,303
1,100,000	Philippine Government International Bond	3.70%		03/01/2041	1,167,067
1,700,000	Philippine Government International Bond	3.70%		02/02/2042	1,805,137
400,000	Philippine Government International Bond	2.95%		05/05/2045	381,938
400,000	Philippine Government International Bond	2.65%		12/10/2045	366,739
800,000	Qatar Government International Bond	3.38%		03/14/2024	851,536
500,000	Saudi Government International Bond	2.38%		10/26/2021	500,755
800,000	Saudi Government International Bond	2.88%		03/04/2023	826,123
1,000,000	Saudi Government International Bond	2.90%	(a)	10/22/2025	1,065,266
1,000,000	Saudi Government International Bond	2.25%		02/02/2033	974,255
200,000	Saudi Government International Bond	3.75%		01/21/2055	209,250
2,700,000	Saudi Government International Bond	3.45%		02/02/2061	2,656,544

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $52,512,365)					52,161,892

Non-Agency Commercial Mortgage Backed Obligations - 14.3%
689,000	20 Times Square Trust, Series 2018-20TS-F	3.20%	(a)(h)	05/15/2035	652,876
658,000	20 Times Square Trust, Series 2018-20TS-G	3.20%	(a)(h)	05/15/2035	612,604
2,633,000	280 Park Avenue Mortgage Trust, Series 2017-280P-F (1 Month LIBOR USD + 2.83%, 2.83% Floor)	2.91%	(a)	09/15/2034	2,627,165
15,447,773	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	1.09%	(a)(h)(i)	05/15/2053	1,070,185
10,194,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3-XD	1.29%	(a)(h)(i)	10/15/2054	1,045,639
1,000,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.78%	(a)	05/15/2037	1,002,813
1,216,000	Arbor Realty Ltd., Series 2020-FL1-B (Secured Overnight Financing Rate 30 Day Average + 1.91%, 1.80% Floor)	1.96%	(a)	02/15/2035	1,221,017
1,017,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 30 Day Average + 2.76%, 2.65% Floor)	2.81%	(a)	09/14/2036	1,008,382
1,532,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	12/15/2036	1,492,241
1,898,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.48%	(a)	06/15/2035	1,863,960
1,399,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.43%	(a)	03/15/2036	1,397,393
11,539,691	BANK, Series 2017-BNK5-XA	1.19%	(h)(i)	06/15/2060	471,391
60,394,177	BANK, Series 2018-BN11-XA	0.62%	(h)(i)	03/15/2061	1,706,377
465,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.58%	(a)	08/15/2036	466,254
240,000	BBCMS Mortgage Trust, Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	2.48%	(a)	07/15/2037	240,332
1,958,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	3.63%	(a)	07/15/2037	1,947,191
956,000	BBCMS Mortgage Trust, Series 2018-TALL-E (1 Month LIBOR USD + 2.44%, 2.44% Floor)	2.52%	(a)	03/15/2037	925,145
1,675,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.93%	(a)	11/15/2034	1,579,443
1,394,616	BB-UBS Trust, Series 2012-TFT-TE	3.68%	(a)(d)(h)	06/05/2030	1,063,745
1,216,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.83%	(a)	08/15/2036	1,217,251
1,678,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.62%	(a)	10/15/2034	1,652,403
2,866,000	BPR Trust, Series 2021-TY-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.45%	(a)	09/25/2038	2,878,194
2,868,000	BX Commercial Mortgage Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.50%	(a)	09/15/2036	2,879,370
397,646	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	398,604
222,474	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.13%	(a)	07/15/2034	222,980
710,600	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	07/15/2034	713,479
1,685,550	BX Trust, Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.33%	(a)	07/15/2034	1,698,091
611,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.05%	(a)	05/15/2035	613,686
367,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.00%	(a)	05/15/2035	366,613
2,250,000	BX Trust, Series 2019-CALM-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	11/15/2032	2,253,403
2,000,000	BX Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	04/15/2034	1,998,403
2,229,000	BX Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	04/15/2034	2,223,401
2,360,189	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	08/15/2036	2,328,524
2,820,000	BX Trust, Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	3.68%	(a)	06/15/2023	2,830,487
2,115,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.93%	(a)	10/15/2035	2,039,493
9,121,845	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.14%	(h)(i)	02/10/2050	404,034
4,199,407	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.80%	(h)(i)	05/10/2058	256,496
8,417,982	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.71%	(h)(i)	06/15/2050	539,623
22,058,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.85%	(a)(h)(i)	02/15/2033	374,688
212,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.82%	(a)	11/15/2036	212,574
1,627,504	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.11%	(h)(i)	10/10/2047	39,996
90,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	(a)(h)	02/10/2048	88,983
6,858,434	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	2.01%	(h)(i)	05/10/2049	477,774
2,291,393	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.06%	(h)(i)	07/10/2049	170,348
530,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.88%	(a)	12/15/2036	525,998
1,040,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.73%	(a)	12/15/2036	1,027,648
1,216,000	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 30 Day Average + 2.01%, 1.90% Floor)	2.06%	(a)	08/20/2035	1,214,149
2,022,980	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.87%	(h)(i)	08/10/2046	23,557
955,935	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	1.12%	(h)(i)	05/10/2047	20,136
11,510,242	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.97%	(h)(i)	08/10/2048	315,180
6,895,006	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	1.06%	(h)(i)	10/10/2048	223,715
1,227,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.45%	(h)	02/10/2048	1,259,797
1,999,279	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.16%	(h)(i)	02/10/2048	48,004
815,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.48%	(h)	07/10/2048	852,660
10,272,482	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.82%	(h)(i)	07/10/2048	222,957
406,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.77%	(h)	10/10/2048	435,876
2,923,356	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.11%	(h)(i)	02/10/2049	100,176
2,228,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	2.26%	(a)	09/15/2033	2,194,588
900,000	Commercial Mortgage Pass-Through Certificates, Series 2021-LBA-G (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.73%	(a)	03/15/2038	904,289
2,692	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	2,829
1,974,822	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.69%	(a)(h)(i)	09/15/2037	36,841
2,134,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.73%	(a)	05/15/2036	2,141,285
2,353,289	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.97%	(h)(i)	04/15/2050	52,788
43,087,059	CSAIL Commercial Mortgage Trust, Series 2018-CX12-XA	0.75%	(h)(i)	08/15/2051	1,394,483
32,960,312	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.17%	(h)(i)	03/15/2054	2,635,922
18,269,000	CSAIL Commercial Mortgage Trust, Series 2021-C20-XD	1.60%	(a)(h)(i)	03/15/2054	2,228,319
1,084,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.55%, 3.30% Floor)	3.63%	(a)	07/15/2032	1,039,970
2,477,000	CSMC Trust, Series 2020-FACT-D (1 Month LIBOR USD + 3.71%, 3.71% Floor)	3.79%	(a)	10/15/2037	2,509,789
1,898,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	2.68%	(a)	06/15/2033	1,853,184
1,980,649	DBGS Mortgage Trust, Series 2018-BIOD-F (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	05/15/2035	1,985,281
1,216,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (Secured Overnight Financing Rate 30 Day Average + 1.86%, 1.75% Floor)	1.91%	(a)	03/15/2035	1,220,008
2,843,208	Extended Stay America Trust, Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.33%	(a)	07/15/2038	2,884,877
2,264,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09%	(a)(h)	12/10/2036	2,277,079
699,936	FREMF Mortgage Trust, Series 2015-KF08-B (1 Month LIBOR USD + 4.85%, 4.85% Floor)	4.93%	(a)	02/25/2022	700,191
699,992	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.58%	(a)	05/25/2026	699,790
107,692	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.13%	(a)	07/25/2023	108,919
553,670	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	12/25/2026	552,347
700,003	FREMF Mortgage Trust, Series 2017-KF28-B (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.08%	(a)	01/25/2024	700,561
700,066	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.33%	(a)	03/25/2027	699,191
1,800,703	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	2.78%	(a)	08/25/2024	1,803,931
641,249	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.23%	(a)	02/25/2025	638,027
1,072,654	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	06/25/2025	1,057,151
430,419	FREMF Mortgage Trust, Series 2019-KF61-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.28%	(a)	04/25/2029	432,986
2,488,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.22%	(a)	12/15/2036	2,445,055
1,216,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	09/15/2037	1,218,735
2,500,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.08%	(a)	09/15/2037	2,514,023
2,370,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.48%	(a)	09/15/2037	2,372,365
1,509,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-E (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.63%	(a)	07/15/2035	1,428,808
2,391,278	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.63%	(h)(i)	02/10/2046	36,779
7,543,292	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.85%	(h)(i)	09/10/2047	137,348
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.18%	(a)	07/15/2031	824,120
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.88%	(a)	07/15/2031	810,411
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.01%	(a)	07/15/2031	781,654
146,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.66%	(a)(h)	11/10/2047	99,499
7,081,444	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.91%	(h)(i)	11/10/2048	195,958
5,461,395	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.90%	(h)(i)	05/10/2049	363,176
169,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07%	(a)(h)	03/10/2033	182,608
336,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07%	(a)(h)	03/10/2033	351,963
457,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07%	(a)(h)	03/10/2033	464,064
442,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07%	(a)(h)	03/10/2033	436,765
553,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07%	(a)(h)	03/10/2033	534,677
725,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.68%	(a)	08/15/2032	710,262
2,377,000	GSCG Trust, Series 2019-600C-E	4.12%	(a)(h)	09/06/2034	2,364,566
433,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.80%, 2.65% Floor)	2.88%	(a)	12/15/2034	433,359
1,853,232	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2036	1,827,648
391,486	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.23%	(a)	06/15/2034	389,055
391,486	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	2.93%	(a)	06/15/2034	390,658
49,966	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	06/15/2032	49,912
504,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.68%	(a)	06/15/2032	504,666
200,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.18%	(a)	06/15/2032	200,327
64,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.08%	(a)	06/15/2035	64,149
2,100,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2021-MHC-E (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.53%	(a)	04/15/2038	2,108,166
116,406	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	102,146
1,376,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20-C	4.72%	(h)	07/15/2047	1,400,756
5,710,808	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.81%	(h)(i)	12/15/2049	126,048
1,431,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14%	(a)(h)	10/05/2031	1,428,791
1,957,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	(a)(h)	07/05/2033	2,025,386
2,555,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.08%	(a)	07/15/2036	2,521,822
766,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34%	(a)	05/05/2032	776,155
784,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.60%	(a)(h)	05/05/2032	796,346
915,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.60%	(a)(h)	05/05/2032	904,201
960,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.60%	(a)(h)	05/05/2032	883,082
1,049,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.60%	(a)(h)	05/05/2032	933,907
1,685,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97%	(a)	01/16/2037	1,702,802
1,466,906	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.94%	(h)(i)	02/15/2047	22,380
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.63%	(h)	09/15/2047	103,439
150,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.59%	(h)	11/15/2047	147,695
425,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52%	(h)	01/15/2048	441,321
2,134,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	2,205,302
1,115,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.34%	(h)	05/15/2048	1,104,489
3,729,823	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.78%	(h)(i)	05/15/2048	72,447
4,822,499	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.98%	(h)(i)	08/15/2048	134,893
470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.76%	(h)	12/15/2048	497,561
2,532,000	LCCM, Series 2017-LC26-C	4.71%	(a)	07/12/2050	2,680,958
1,216,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.78%	(a)	05/15/2036	1,219,040
3,402,574	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.92%	(a)(h)(i)	03/10/2049	134,460
14,236,480	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.09%	(a)(h)(i)	03/10/2050	376,309
2,604,719	Merchants Bank of Indiana Multifamily Housing Mortgage Loan Trust, Series 2021-Q015-B (Secured Overnight Financing Rate 30 Day Average + 2.85%)	2.90%	(a)	08/25/2024	2,609,629
2,200,000	MF1 Ltd., Series 2021-FL7-C (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.15%	(a)	10/18/2036	2,207,691
2,538,000	MFT Trust, Series 2020-ABC-D	3.59%	(a)(h)	02/10/2042	2,428,462
2,500,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	(a)(h)	02/12/2040	2,336,687
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.65%	(h)	10/15/2047	103,801
360,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.28%	(h)	07/15/2050	375,862
274,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.66%	(h)	12/15/2047	285,170
393,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.28%	(a)	11/15/2034	392,619
590,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.23%	(a)	11/15/2034	582,774
284,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.43%	(a)	11/15/2034	267,753
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.73%	(a)	07/15/2035	561,209
837,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.63%	(a)	07/15/2035	835,288
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	07/15/2035	558,504
2,489,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34%	(a)	12/15/2036	2,494,577
2,500,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.13%	(a)	10/15/2037	2,507,182
1,919,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.28%	(a)	06/15/2035	1,728,020
1,183,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.62%	(a)(h)	01/15/2037	1,225,314
685,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.62%	(a)(h)	01/15/2037	699,493
639,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.62%	(a)(h)	01/15/2037	642,811
1,611,300	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.36%	(a)(h)	12/15/2036	1,611,760
1,216,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	1.98%	(a)	02/15/2036	1,217,295
2,521,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14%	(a)	02/10/2032	2,550,879
1,500,000	One New York Plaza Trust, Series 2020-1NYP-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.28%	(a)	01/15/2026	1,512,439
2,750,000	RLGH Trust, Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	1.80%	(a)	04/15/2036	2,751,118
2,874,000	SoHo Trust, Series 2021-SOHO-B	2.79%	(a)(h)	08/10/2038	2,759,043
961,000	STWD Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 30 Day Average + 2.46%, 2.35% Floor)	2.51%	(a)	07/15/2038	964,364
1,283,167	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.41%	(a)	11/11/2034	1,279,243
300,000	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	2.98%	(a)	03/15/2038	300,984
1,097,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	(h)	02/15/2051	1,221,856
15,678,985	UBS Commercial Mortgage Trust, Series 2018-C8-XA	1.02%	(h)(i)	02/15/2051	712,295
1,321,442	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.73%	(a)	09/15/2036	1,311,569
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	100,377
400,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.23%	(h)	05/15/2048	420,488
9,877,631	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	1.04%	(h)(i)	09/15/2058	295,247
5,222,812	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.12%	(h)(i)	11/15/2048	174,568
2,005,365	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.23%	(h)(i)	05/15/2048	60,102
6,935,497	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.80%	(h)(i)	07/15/2058	147,682
2,053,496	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.77%	(h)(i)	03/15/2059	124,521
4,696,470	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.74%	(h)(i)	11/15/2049	237,450
14,868,672	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.16%	(h)(i)	07/15/2050	680,173
2,423,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.66%	(h)	11/15/2050	2,501,700
2,594,342	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.65%	(h)(i)	01/15/2060	162,403
2,267,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	5.10%	(h)	09/15/2061	2,418,936
1,136,277	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.58%	(a)	02/15/2040	1,148,875
1,136,277	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.73%	(a)	02/15/2040	1,153,205
3,088,232	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.17%	(h)(i)	08/15/2047	72,263

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $193,876,782)					188,013,723

Non-Agency Residential Collateralized Mortgage Obligations - 22.9%
3,429,504	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.27%		01/25/2037	2,555,460
1,392,013	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.59%		01/25/2037	1,068,821
3,572,172	Alternative Loan Trust, Series 2006-6CB-2A10	6.00%		05/25/2036	2,199,579
2,626,812	Alternative Loan Trust, Series 2006-OA6-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.51%		07/25/2046	2,483,088
1,000,000	AMSR Trust, Series 2020-SFR4-E1	2.21%	(a)	11/17/2037	989,165
5,122,000	AMSR Trust, Series 2021-SFR3-G	3.80%	(a)	10/17/2038	5,113,200
8,651,226	APS Resecuritization Trust, Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	0.99%	(a)(j)	10/27/2046	7,354,897
1,888,385	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2007-HE2-A4 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.32%		05/25/2037	1,557,302
423,035	Bayview Opportunity Master Fund Trust, Series 2018-SBR4-A1	7.38%	(a)(o)	06/28/2033	426,046
1,343,816	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2-2A1	2.92%	(h)	07/25/2036	1,304,213
841,688	Bear Stearns Alt-A Trust, Series 2006-4-22A1	3.22%	(h)	08/25/2036	733,798
2,126,048	Chase Mortgage Finance Trust, Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.69%		06/25/2037	794,332
5,798,237	CHL Mortgage Pass-Through Trust, Series 2007-14-A19	6.00%		09/25/2037	4,344,074
3,656,027	CHL Mortgage Pass-Through Trust, Series 2007-9-A13	5.75%		07/25/2037	2,660,609
8,688,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	2.84%	(a)	05/25/2023	8,709,317
842,518	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	842,149
313,896	Countrywide Alternative Loan Trust, Series 2005-75CB-A3	5.50%		01/25/2036	270,182
550,549	Countrywide Alternative Loan Trust, Series 2006-23CB-2A2	6.50%		08/25/2036	289,756
350,596	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	289,965
518,620	Countrywide Alternative Loan Trust, Series 2008-1R-2A3	6.00%		08/25/2037	352,294
231,611	Countrywide Home Loans, Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 11.00% Cap)	1.99%		02/20/2036	206,505
296,086	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	233,161
537,377	Countrywide Home Loans, Series 2007-HY1-1A1	2.81%	(h)	04/25/2037	527,989
309,801	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-2-A5A	6.58%	(n)	09/25/2036	145,129
450,678	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-6A9	5.50%		11/25/2035	277,442
236,981	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	186,039
1,043,897	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	2.05%	(a)(h)	07/27/2036	1,031,321
18,001	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.07%	(a)(h)	11/27/2037	18,144
1,500,000	CSMC Mortgage-Backed Trust, Series 2021-NQM6-B1	3.29%	(a)(h)	07/25/2066	1,510,942
7,700,000	CSMC Trust, Series 2020-RPL6-A2	3.27%	(a)(h)	03/25/2059	7,664,958
136,133	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50%	(a)(h)	07/27/2037	128,734
245,052	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01%	(h)	10/25/2036	247,909
6,452,000	FirstKey Homes Trust, Series 2021-SFR1-F1	3.24%	(a)	08/17/2038	6,447,682
15,000,000	FMC GMSR Issuer Trust, Series 2021-GT1-A	3.62%	(a)(h)	07/25/2026	15,000,864
500,000	GCAT LLC, Series 2019-NQM3-B1	3.95%	(a)(h)	11/25/2059	517,783
13,211,502	Home Partners of America Trust, Series 2019-2-F	3.87%	(a)	10/19/2039	13,249,568
1,028,594	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.36%		02/25/2037	984,811
1,472,563	IndyMac Mortgage Loan Trust, Series 2006-AR19-2A1	3.15%	(h)	08/25/2036	1,383,292
450,849	JP Morgan Mortgage Trust, Series 2005-S3-1A2	5.75%		01/25/2036	299,466
421,603	JP Morgan Mortgage Trust, Series 2007-A2-4A1M	2.97%	(h)	04/25/2037	393,842
3,300,000	Legacy Mortgage Asset Trust, Series 2021-GS1-A2	3.84%	(a)(o)	10/25/2066	3,331,831
129,176	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	97,185
6,288,181	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.49%		06/25/2046	6,458,523
3,000,000	LoanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.88%	(a)	10/16/2023	3,006,165
89,741	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	2.24%	(h)	04/25/2036	64,608
284,023	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A7	6.00%		03/25/2037	167,903
575,520	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	343,815
19,228,442	Merrill Lynch Mortgage Investors Trust, Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.37%		11/25/2037	13,144,182
5,544,665	Morgan Stanley Mortgage Loan Trust, Series 2005-7-3A1	4.96%	(h)	11/25/2035	4,555,288
91,743	Morgan Stanley Mortgage Loan Trust, Series 2005-7-4A1	5.50%		11/25/2035	75,824
319,440	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.49%	(h)	02/25/2036	253,656
513,907	Morgan Stanley Mortgage Loan Trust, Series 2007-8XS-A1	5.75%	(h)	04/25/2037	332,357
9,818,883	Morgan Stanley Resecuritization Trust, Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.06%	(a)(d)	12/26/2046	9,559,889
2,554,897	New Century Home Equity Loan Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	0.27%		05/25/2036	2,508,116
2,665,673	New Residential Mortgage Loan Trust, Series 2018-FNT2-B	4.09%	(a)	07/25/2054	2,665,886
3,600,000	New York Mortgage Trust, Series 2021-BPL1-A2	2.98%	(a)(o)	05/25/2026	3,627,475
10,847,172	NovaStar Mortgage Funding Trust, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.41%		10/25/2036	8,971,608
8,873,055	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.84%	(a)	05/27/2023	8,793,200
795,990	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.79%	(a)	10/27/2022	801,142
500,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.09%	(a)	03/25/2026	500,865
17,600,000	PNMAC GMSR Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.44%	(a)	04/25/2023	17,640,644
3,100,000	Progress Residential Trust, Series 2019-SFR4-F	3.68%	(a)	10/17/2036	3,166,130
1,100,000	Progress Residential Trust, Series 2021-SFR1-G	3.86%	(a)	04/17/2038	1,099,921
7,500,000	Progress Residential Trust, Series 2021-SFR2-F	3.40%	(a)	04/19/2038	7,571,891
8,100,000	Progress Residential Trust, Series 2021-SFR3-F	3.44%	(a)	05/17/2026	8,181,368
6,110,593	PRPM LLC, Series 2019-GS1-A2	4.75%	(a)(h)	10/25/2024	6,139,795
3,000,000	PRPM LLC, Series 2021-2-A2	3.77%	(a)(h)	03/25/2026	3,003,507
351,364	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	343,965
1,610,987	Residential Asset Securitization Trust, Series 2005-A15-5A2	5.75%		02/25/2036	974,487
351,826	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	217,409
3,593,133	Residential Funding Mortgage Securities Trust, Series 2006-S8-A10	6.00%		09/25/2036	3,410,479
5,750,000	Residential Mortgage Loan Trust, Series 2020-1-B1	3.95%	(a)(h)	02/25/2024	5,921,790
5,482,358	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.24%		06/25/2037	4,670,020
8,259,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH2-M1	4.33%	(a)(h)	06/25/2055	8,432,984
1,000,000	Stanwich Mortgage Loan Company, Series 2019-NPB1-A2	4.50%	(a)(o)	08/15/2024	1,002,109
1,116,000	Starwood Mortgage Residential Trust, Series 2019-INV1-B1	3.66%	(a)(h)	09/27/2049	1,124,135
998,849	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.10%	(h)	12/25/2035	962,654
9,217,200	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.29%		06/25/2037	7,416,451
6,404,295	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.28%	(a)	03/25/2037	5,299,725
13,362,141	TBW Mortgage Backed Pass Through, Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	0.49%		07/25/2036	610,635
13,362,228	TBW Mortgage Backed Pass Through, Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	7.01%	(i)(k)	07/25/2036	1,934,534
6,600,000	Toorak Mortgage Corporation Ltd., Series 2021-1-A2	3.10%	(a)(o)	06/25/2024	6,603,621
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-F	3.75%	(a)	03/17/2038	5,126,257
2,737,099	Velocity Commercial Capital Loan Trust, Series 2018-2-M2	4.51%	(a)(h)	10/26/2048	2,840,156
696,244	Velocity Commercial Capital Loan Trust, Series 2018-2-M3	4.72%	(a)(h)	10/26/2048	716,500
1,615,702	Velocity Commercial Capital Loan Trust, Series 2019-1-M5	5.70%	(a)(h)	03/25/2049	1,649,668
3,065,772	Velocity Commercial Capital Loan Trust, Series 2019-2-M4	3.99%	(a)(h)	07/25/2049	3,094,914
3,100,000	Verus Securitization Trust, Series 2019-INV3-B1	3.73%	(a)(h)	11/25/2059	3,118,760
4,229,097	Verus Securitization Trust, Series 2020-NPL1-A1	3.60%	(a)(o)	08/25/2050	4,235,770
2,600,000	Verus Securitization Trust, Series 2021-3-B1	3.20%	(a)(h)	06/25/2066	2,594,826
3,000,000	Verus Securitization Trust, Series 2021-R2-B1	3.25%	(a)(h)	02/25/2064	3,018,173
938,131	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6-2A2	2.87%	(h)	06/25/2037	931,820
666,694	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	688,880
369,952	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	367,967
4,534,286	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2007-2-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.39%		04/25/2037	3,948,950
8,500,000	ZH Trust, Series 2021-1-B	3.26%	(a)	02/18/2027	8,515,700

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $306,092,666)					300,629,941

US Corporate Bonds - 5.5%
425,000	Academy Ltd.	6.00%	(a)	11/15/2027	459,531
175,000	Acrisure LLC	6.00%	(a)	08/01/2029	173,013
475,000	Acuris Finance US, Inc.	5.00%	(a)	05/01/2028	473,278
295,000	AdaptHealth LLC	5.13%	(a)	03/01/2030	295,558
215,000	Aethon United Finance Corporation	8.25%	(a)	02/15/2026	232,469
230,000	Air Methods Corporation	8.00%	(a)	05/15/2025	220,024
400,000	Alliant Holdings Intermediate LLC	6.75%	(a)	10/15/2027	414,532
205,000	Allied Universal Holding Company	6.63%	(a)	07/15/2026	216,999
475,000	Allied Universal Holding Company	9.75%	(a)	07/15/2027	517,382
55,000	Ambience Merger Sub, Inc.	4.88%	(a)	07/15/2028	55,070
115,000	Ambience Merger Sub, Inc.	7.13%	(a)	07/15/2029	114,137
680,000	American Airlines, Inc.	5.75%	(a)	04/20/2029	733,550
2,628,490	American Airlines, Inc.	5.25%		01/15/2024	2,614,034
365,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	355,692
185,000	AmWINS Group, Inc.	4.88%	(a)	06/30/2029	187,830
239,000	Antero Midstream Partners LP	5.75%	(a)	03/01/2027	247,198
230,000	Antero Resources Corporation	5.38%	(a)	03/01/2030	242,512
120,000	Apache Corporation	4.63%		11/15/2025	129,150
225,000	Apache Corporation	4.38%		10/15/2028	243,562
180,000	Api Group DE, Inc.	4.13%	(a)	07/15/2029	176,621
85,000	Arches Buyer, Inc.	4.25%	(a)	06/01/2028	86,288
290,000	Arconic Corporation	6.13%	(a)	02/15/2028	307,768
200,000	Ashton Woods Finance Company	4.63%	(a)	04/01/2030	201,375
40,000	AssuredPartners, Inc.	5.63%	(a)	01/15/2029	40,307
105,000	Austin BidCo, Inc.	7.13%	(a)	12/15/2028	105,932
295,000	Avaya, Inc.	6.13%	(a)	09/15/2028	310,552
185,000	B&G Foods, Inc.	5.25%		09/15/2027	193,210
375,000	Bausch Health Companies, Inc.	7.00%	(a)	01/15/2028	384,780
300,000	Bausch Health Companies, Inc.	4.88%	(a)	06/01/2028	311,250
315,000	Bausch Health Companies, Inc.	5.25%	(a)	01/30/2030	294,216
120,000	Beacon Roofing Supply, Inc.	4.13%	(a)	05/15/2029	119,400
150,000	Blue Racer Midstream LLC	7.63%	(a)	12/15/2025	162,375
25,000	Boxer Parent Company, Inc.	7.13%	(a)	10/02/2025	26,715
400,000	Boyd Gaming Corporation	4.75%	(a)	06/15/2031	413,000
485,000	Boyne USA, Inc.	4.75%	(a)	05/15/2029	501,369
195,000	Builders FirstSource, Inc.	4.25%	(a)	02/01/2032	199,631
75,000	Caesars Entertainment, Inc.	4.63%	(a)	10/15/2029	76,031
210,000	Calpine Corporation	4.50%	(a)	02/15/2028	214,462
130,000	Calpine Corporation	5.13%	(a)	03/15/2028	131,818
210,000	Calpine Corporation	4.63%	(a)	02/01/2029	207,112
90,000	Carlson Travel, Inc.	6.75%	(a)(g)	12/15/2025	80,554
270,000	Carnival Corporation	5.75%	(a)	03/01/2027	279,450
220,000	Carvana Corporation	5.63%	(a)	10/01/2025	227,708
385,000	Castle US Holding Corporation	9.50%	(a)	02/15/2028	404,454
175,000	Catalent Pharma Solutions, Inc.	3.50%	(a)	04/01/2030	175,219
355,000	CCO Holdings LLC	4.75%	(a)	03/01/2030	371,587
295,000	CCO Holdings LLC	4.50%	(a)	08/15/2030	304,726
180,000	CCO Holdings LLC	4.25%	(a)	01/15/2034	178,537
420,000	Cedar Fair LP	5.25%		07/15/2029	431,260
140,000	Centene Corporation	3.00%		10/15/2030	143,675
265,000	Centene Corporation	2.50%		03/01/2031	261,687
155,000	Centene Corporation	2.63%		08/01/2031	154,146
270,000	Century Communities, Inc.	6.75%		06/01/2027	288,560
310,000	CenturyLink, Inc.	5.13%	(a)	12/15/2026	322,012
280,000	CenturyLink, Inc.	4.00%	(a)	02/15/2027	286,454
270,000	Chesapeake Energy Corporation	5.88%	(a)	02/01/2029	288,819
195,000	Clarivate Science Holdings Corporation	4.88%	(a)	07/01/2029	195,624
110,000	Clean Harbors, Inc.	5.13%	(a)	07/15/2029	120,814
55,000	Clear Channel Outdoor Holdings, Inc.	7.75%	(a)	04/15/2028	57,961
170,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(a)	06/01/2029	177,012
305,000	Clearway Energy Operating LLC	4.75%	(a)	03/15/2028	323,254
407,000	CNX Midstream Partners LP	6.50%	(a)	03/15/2026	427,767
380,000	CNX Midstream Partners LP	4.75%	(a)	04/15/2030	386,355
125,000	CNX Resources Corporation	6.00%	(a)	01/15/2029	132,344
75,000	Coinbase Global, Inc.	3.63%	(a)	10/01/2031	71,391
150,000	CommScope Technologies LLC	5.00%	(a)	03/15/2027	142,902
225,000	CommScope, Inc.	4.75%	(a)	09/01/2029	225,000
290,000	Community Health Systems, Inc.	6.00%	(a)	01/15/2029	307,762
205,000	Community Health Systems, Inc.	6.88%	(a)	04/15/2029	205,766
270,000	Community Health Systems, Inc.	4.75%	(a)	02/15/2031	272,025
270,000	Consolidated Communications, Inc.	5.00%	(a)	10/01/2028	279,126
480,000	Cornerstone Building Brands, Inc.	6.13%	(a)	01/15/2029	510,828
285,000	Coty, Inc.	5.00%	(a)	04/15/2026	291,498
170,000	Coty, Inc.	6.50%	(a)	04/15/2026	174,403
470,000	CQP Holdco LP	5.50%	(a)	06/15/2031	500,456
112,000	CRC Issuer LLC	5.25%	(a)	10/15/2025	113,663
645,000	CSC Holdings LLC	5.75%	(a)	01/15/2030	656,710
200,000	CSC Holdings LLC	4.63%	(a)	12/01/2030	189,856
495,000	CSI Compressco LP	7.50%	(a)	04/01/2025	488,399
115,000	CVR Nitrogen Finance Corporation	6.13%	(a)	06/15/2028	120,750
100,000	Dana, Inc.	5.38%		11/15/2027	105,500
65,000	Dana, Inc.	4.25%		09/01/2030	66,930
195,000	Dealer Tire LLC	8.00%	(a)	02/01/2028	204,468
160,000	Diamond BC B.V.	4.63%	(a)	10/01/2029	162,602
210,000	Diamond Sports Group LLC	5.38%	(a)	08/15/2026	138,862
160,000	DIRECTV Holdings LLC	5.88%	(a)	08/15/2027	167,200
300,000	DISH DBS Corporation	5.88%		11/15/2024	322,959
285,000	DISH DBS Corporation	5.13%		06/01/2029	279,626
170,000	EES Finance Corporation	8.13%		05/01/2025	161,363
270,000	Eldorado Resorts, Inc.	6.25%	(a)	07/01/2025	284,582
170,000	Embarq Corporation	8.00%		06/01/2036	182,581
290,000	Emergent BioSolutions, Inc.	3.88%	(a)	08/15/2028	282,387
140,000	Encompass Health Corporation	4.50%		02/01/2028	144,731
45,000	Encompass Health Corporation	4.75%		02/01/2030	47,385
145,000	Encompass Health Corporation	4.63%		04/01/2031	152,583
150,000	Endeavor Energy Resources LP	6.63%	(a)	07/15/2025	158,250
155,000	Endo Finance LLC	6.13%	(a)	04/01/2029	155,210
240,000	Endure Digital, Inc.	6.00%	(a)	02/15/2029	228,354
110,000	Envision Healthcare Corporation	8.75%	(a)	10/15/2026	89,512
155,000	EQM Midstream Partners LP	4.75%	(a)	01/15/2031	161,397
245,000	EQT Corporation	7.50%		02/01/2030	315,670
220,000	Ferrellgas Escrow LLC	5.38%	(a)	04/01/2026	215,329
165,000	First Student Bidco, Inc.	4.00%	(a)	07/31/2029	162,937
130,000	Ford Motor Company	9.00%		04/22/2025	156,491
320,000	Ford Motor Company	7.45%		07/16/2031	417,952
400,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	427,000
260,000	Ford Motor Credit Company LLC	3.63%		06/17/2031	261,950
255,000	Fortress Transportation and Infrastructure Investors LLC	5.50%	(a)	05/01/2028	257,050
85,000	Frontier Communications Corporation	5.88%	(a)	10/15/2027	90,419
165,000	Frontier Communications Corporation	5.00%	(a)	05/01/2028	173,456
105,000	Frontier Communications Corporation	6.75%	(a)	05/01/2029	110,801
23,218	Frontier Communications Corporation	5.88%		11/01/2029	23,530
110,000	Full House Resorts, Inc.	8.25%	(a)	02/15/2028	118,395
200,000	Gap Inc.	3.88%	(a)	10/01/2031	200,250
250,000	GCI LLC	4.75%	(a)	10/15/2028	262,769
220,000	Global Access, Inc.	5.00%	(a)	07/15/2029	225,705
348,989	Global Aircraft Leasing Company (7.25% PIK)	6.50%	(a)	09/15/2024	343,318
240,000	Golden Entertainment, Inc.	7.63%	(a)	04/15/2026	253,566
470,000	Golden Nugget, Inc.	6.75%	(a)	10/15/2024	471,198
280,000	Goodyear Tire & Rubber Company	5.25%	(a)	07/15/2031	298,550
125,000	GrafTech Finance, Inc.	4.63%	(a)	12/15/2028	128,437
225,000	Gray Television, Inc.	7.00%	(a)	05/15/2027	241,594
305,000	Griffon Corporation	5.75%		03/01/2028	320,631
220,000	GTT Communications, Inc.	7.88%	(a)(g)	12/31/2024	24,200
182,043	Gulfport Energy Corporation	8.00%	(a)	05/17/2026	199,317
400,000	Gulfport Escrow	0.00%		05/15/2025	24,000
150,000	HCRX Investments Holdco LP	4.50%	(a)	08/01/2029	150,938
365,000	Hess Midstream Operations LP	4.25%	(a)	02/15/2030	369,562
225,000	Hexion, Inc.	7.88%	(a)	07/15/2027	240,469
220,000	Hightower Holding LLC	6.75%	(a)	04/15/2029	225,775
295,000	HilCorporationEnergy LP	6.25%	(a)	11/01/2028	306,242
15,000	Hilton Domestic Operating Company, Inc.	5.38%	(a)	05/01/2025	15,694
20,000	Hilton Domestic Operating Company, Inc.	5.75%	(a)	05/01/2028	21,565
600,000	Horizon Pharma USA, Inc.	5.50%	(a)	08/01/2027	636,750
300,000	Icahn Enterprises LP	5.25%		05/15/2027	311,625
55,000	iHeartCommunications, Inc.	8.38%		05/01/2027	58,850
325,000	Illuminate Buyer LLC	9.00%	(a)	07/01/2028	358,740
335,000	Installed Building Products, Inc.	5.75%	(a)	02/01/2028	352,117
145,000	Iron Mountain, Inc.	4.88%	(a)	09/15/2029	152,069
350,000	Iron Mountain, Inc.	4.50%	(a)	02/15/2031	355,442
235,000	iStar, Inc.	4.75%		10/01/2024	248,806
165,000	JBS Finance, Inc.	5.50%	(a)	01/15/2030	183,723
150,000	JBS USA Finance, Inc.	3.75%	(a)	12/01/2031	156,267
205,000	Kraft Heinz Foods Company	5.00%		07/15/2035	252,347
575,000	Kraft Heinz Foods Company	5.20%		07/15/2045	721,416
510,000	Kraton Polymers LLC	4.25%	(a)	12/15/2025	533,588
155,000	LBM Acquisition LLC	6.25%	(a)	01/15/2029	155,142
155,000	LD Holdings Group LLC	6.50%	(a)	11/01/2025	154,817
165,000	LD Holdings Group LLC	6.13%	(a)	04/01/2028	155,747
200,000	Leeward Renewable Energy Operations LLC	4.25%	(a)	07/01/2029	203,536
220,000	Legends Hospitality Holding Company LLC	5.00%	(a)	02/01/2026	225,859
115,000	Level 3 Financing, Inc.	3.75%	(a)	07/15/2029	111,289
195,000	LFS Topco LLC	5.88%	(a)	10/15/2026	201,106
240,000	LifePoint Health, Inc.	4.38%	(a)	02/15/2027	239,700
195,000	LifePoint Health, Inc.	5.38%	(a)	01/15/2029	189,986
155,000	Ligado Networks LLC (15.50% PIK)	15.50%	(a)	11/01/2023	150,544
550,000	Lions Gate Capital Holdings LLC	5.50%	(a)	04/15/2029	569,261
130,000	Live Nation Entertainment, Inc.	6.50%	(a)	05/15/2027	143,163
200,000	Logan Merger Sub, Inc.	5.50%	(a)	09/01/2027	203,750
245,000	LSF9 Atlantis Holdings LLC	7.75%	(a)	02/15/2026	254,387
285,000	M/I Homes, Inc.	4.95%		02/01/2028	298,538
160,000	Madison IAQ LLC	4.13%	(a)	06/30/2028	160,202
160,000	Madison IAQ LLC	5.88%	(a)	06/30/2029	161,409
130,000	Magic Mergeco, Inc.	7.88%	(a)	05/01/2029	135,262
120,000	Match Group, Inc.	4.63%	(a)	06/01/2028	125,607
360,000	Matterhorn Merger Sub LLC	8.50%	(a)	06/01/2026	373,595
160,000	Mav Acquisition Corporation	5.75%	(a)	08/01/2028	157,428
265,000	Metis Merger Sub LLC	6.50%	(a)	05/15/2029	258,050
150,000	Midwest Gaming Borrower LLC	4.88%	(a)	05/01/2029	153,000
170,000	Moss Creek Resources Holdings, Inc.	7.50%	(a)	01/15/2026	157,814
75,000	Mozart Debt Merger Sub, Inc.	0.05%	(a)	10/01/2029	75,000
123,000	MPH Acquisition Holdings LLC	5.75%	(a)	11/01/2028	116,049
225,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	238,500
120,000	Nabors Industries Ltd.	7.25%	(a)	01/15/2026	116,903
210,000	National FINL Partners Corporation	6.88%	(a)	08/15/2028	214,706
50,000	Nationstar Mortgage Holdings, Inc.	6.00%	(a)	01/15/2027	52,403
240,000	Nationstar Mortgage Holdings, Inc.	5.50%	(a)	08/15/2028	247,525
225,000	Navient Corporation	5.00%		03/15/2027	232,031
255,000	NCL Corporation Ltd.	5.88%	(a)	03/15/2026	261,718
275,000	NESCO Holdings II, Inc.	5.50%	(a)	04/15/2029	285,574
200,000	NFP Corporation	4.88%	(a)	08/15/2028	203,650
415,000	NGL Energy Operating LLC	7.50%	(a)	02/01/2026	423,373
180,000	NGL Energy Partners LP	7.50%		04/15/2026	161,386
685,000	NRG Energy, Inc.	3.63%	(a)	02/15/2031	673,698
265,000	Oasis Petroleum, Inc.	6.38%	(a)	06/01/2026	278,018
155,000	Occidental Petroleum Corporation	8.00%		07/15/2025	185,368
450,000	Occidental Petroleum Corporation	6.63%		09/01/2030	555,188
360,000	Occidental Petroleum Corporation	6.13%		01/01/2031	432,621
155,000	Occidental Petroleum Corporation	6.45%		09/15/2036	195,203
155,000	Occidental Petroleum Corporation	6.60%		03/15/2046	194,816
400,000	Organon & Company	5.13%	(a)	04/30/2031	420,640
29,000	Ortho Clinical Diagnostics, Inc.	7.38%	(a)	06/01/2025	30,640
229,000	Ortho-Clinical Diagnostics, Inc.	7.25%	(a)	02/01/2028	245,428
255,000	Ovintiv, Inc.	7.38%		11/01/2031	346,407
303,000	Panther BF Aggregator LP	6.25%	(a)	05/15/2026	318,726
240,000	Panther BF Aggregator LP	8.50%	(a)	05/15/2027	255,600
315,000	Par Petroleum Finance Corporation	7.75%	(a)	12/15/2025	315,444
200,000	Park Intermediate Holdings LLC	4.88%	(a)	05/15/2029	206,095
75,000	PBF Holding Company LLC	6.00%		02/15/2028	48,000
133,384	Peabody Energy Corporation (6.00% + 2.50% PIK)	8.50%	(a)	12/31/2024	118,045
145,000	Penn National Gaming, Inc.	4.13%	(a)	07/01/2029	143,499
245,000	PennyMac Financial Services, Inc.	4.25%	(a)	02/15/2029	233,622
225,000	Performance Food Group, Inc.	5.50%	(a)	10/15/2027	235,870
180,000	Performance Food Group, Inc.	4.25%	(a)	08/01/2029	180,677
500,000	PetSmart, Inc.	7.75%	(a)	02/15/2029	546,278
150,000	PG&E Corporation	5.00%		07/01/2028	153,000
148,000	PIC AU Holdings LLC	10.00%	(a)	12/31/2024	149,621
435,000	Pike Corporation	5.50%	(a)	09/01/2028	443,867
275,000	Pilgrim’s Pride Corporation	5.88%	(a)	09/30/2027	292,738
105,000	Post Holdings, Inc.	5.50%	(a)	12/15/2029	111,441
420,000	Post Holdings, Inc.	4.63%	(a)	04/15/2030	423,772
235,000	Premier Entertainment Sub LLC	5.63%	(a)	09/01/2029	237,661
235,000	Premier Entertainment Sub LLC	5.88%	(a)	09/01/2031	237,748
255,000	Prime Security Services Borrower LLC	6.25%	(a)	01/15/2028	263,963
175,000	Providence Service Corporation	5.88%	(a)	11/15/2025	185,281
350,000	Radiate Finance, Inc.	4.50%	(a)	09/15/2026	361,813
75,000	Radiate Finance, Inc.	6.50%	(a)	09/15/2028	76,581
325,000	Radiology Partners, Inc.	9.25%	(a)	02/01/2028	350,043
175,000	Rattler Midstream LP	5.63%	(a)	07/15/2025	182,446
105,000	Real Hero Merger Sub 2, Inc.	6.25%	(a)	02/01/2029	109,078
185,000	Realogy Group LLC	7.63%	(a)	06/15/2025	197,802
190,000	Realogy Group LLC	5.75%	(a)	01/15/2029	197,340
215,000	Rent-A-Center, Inc.	6.38%	(a)	02/15/2029	232,200
100,000	Roller Bearing Company of America, Inc.	4.38%	(a)	10/15/2029	102,625
295,000	RP Escrow Issuer LLC	5.25%	(a)	12/15/2025	303,866
120,000	Sabre Global, Inc.	9.25%	(a)	04/15/2025	138,845
360,000	Schweitzer-Mauduit International, Inc.	6.88%	(a)	10/01/2026	374,890
175,000	Scientific Games International, Inc.	8.25%	(a)	03/15/2026	185,938
100,000	SCIH Salt Holdings, Inc.	6.63%	(a)	05/01/2029	96,127
410,000	SEG Holding LLC	5.63%	(a)	10/15/2028	427,938
290,000	Select Medical Corporation	6.25%	(a)	08/15/2026	305,327
525,000	Six Flags Entertainment Corporation	4.88%	(a)	07/31/2024	530,578
260,000	Southwestern Energy Company	5.38%	(a)	02/01/2029	278,476
285,000	Spectrum Brands, Inc.	5.00%	(a)	10/01/2029	307,003
60,000	Springleaf Finance Corporation	7.13%		03/15/2026	69,600
95,000	Springleaf Finance Corporation	6.63%		01/15/2028	109,369
225,000	SRS Distribution, Inc.	4.63%	(a)	07/01/2028	229,826
350,000	SRS Distribution, Inc.	6.13%	(a)	07/01/2029	360,941
105,000	Staples, Inc.	7.50%	(a)	04/15/2026	106,628
85,000	Staples, Inc.	10.75%	(a)	04/15/2027	82,875
225,000	Suburban Propane Partners LP	5.00%	(a)	06/01/2031	233,719
240,000	SunCoke Energy, Inc.	4.88%	(a)	06/30/2029	239,400
230,000	Sunoco LP	6.00%		04/15/2027	239,775
100,000	Sunoco LP	4.50%		05/15/2029	101,552
285,000	SWF Escrow Issuer Corporation	6.50%	(a)	10/01/2029	278,032
385,000	Targa Res Partners	4.88%		02/01/2031	415,800
165,000	Tempur Sealy International, Inc.	4.00%	(a)	04/15/2029	170,156
435,000	Tenet Healthcare Corporation	6.25%	(a)	02/01/2027	451,856
175,000	Tenet Healthcare Corporation	5.13%	(a)	11/01/2027	182,656
475,000	Tenet Healthcare Corporation	6.13%	(a)	10/01/2028	499,586
190,000	Tenneco, Inc.	5.13%	(a)	04/15/2029	194,513
125,000	Terrier Media Buyer, Inc.	8.88%	(a)	12/15/2027	132,336
510,000	T-Mobile USA, Inc.	3.38%		04/15/2029	532,695
115,000	T-Mobile USA, Inc.	3.38%	(a)	04/15/2029	120,118
120,000	T-Mobile USA, Inc.	2.88%		02/15/2031	121,170
155,000	TMS International Corporation	6.25%	(a)	04/15/2029	162,169
275,000	Townsquare Media, Inc.	6.88%	(a)	02/01/2026	288,835
70,000	TransDigm, Inc.	8.00%	(a)	12/15/2025	74,725
285,000	TransDigm, Inc.	5.50%		11/15/2027	293,211
435,000	Transocean Poseidon Ltd.	6.88%	(a)	02/01/2027	433,501
247,500	Transocean Proteus Ltd.	6.25%	(a)	12/01/2024	248,650
111,000	Transocean, Inc.	11.50%	(a)	01/30/2027	114,512
305,000	Trident TPI Holdings, Inc.	6.63%	(a)	11/01/2025	310,374
260,000	Triton Water Holdings, Inc.	6.25%	(a)	04/01/2029	264,550
120,000	Triumph Group, Inc.	6.25%	(a)	09/15/2024	120,118
205,000	Triumph Group, Inc.	7.75%		08/15/2025	203,060
65,000	Tronox, Inc.	4.63%	(a)	03/15/2029	64,756
320,000	Twin River Worldwide Holdings, Inc.	6.75%	(a)	06/01/2027	348,800
160,000	Uber Technologies, Inc.	7.50%	(a)	09/15/2027	174,900
185,000	Uber Technologies, Inc.	4.50%	(a)	08/15/2029	186,619
25,000	Unifrax Escrow Issuer Corporation	7.50%	(a)	09/30/2029	25,651
100,000	United Airlines, Inc.	4.38%	(a)	04/15/2026	102,750
340,000	United Airlines, Inc.	4.63%	(a)	04/15/2029	351,798
310,000	United Natural Foods, Inc.	6.75%	(a)	10/15/2028	335,963
205,000	Uniti Group LP	6.50%	(a)	02/15/2029	211,150
230,000	Univision Communications, Inc.	4.50%	(a)	05/01/2029	234,025
25,000	US Foods, Inc.	6.25%	(a)	04/15/2025	26,255
465,000	USA Compression Partners LP	6.88%		09/01/2027	492,949
290,000	Venture Global Calcasieu Pass LLC	4.13%	(a)	08/15/2031	302,688
310,000	Victoria’s Secret Company	4.63%	(a)	07/15/2029	316,347
85,000	Viking Cruises Ltd.	13.00%	(a)	05/15/2025	97,963
605,000	Viking Cruises Ltd.	5.88%	(a)	09/15/2027	586,445
145,000	Viper Energy Partners LP	5.38%	(a)	11/01/2027	151,471
285,000	Vizient, Inc.	6.25%	(a)	05/15/2027	298,565
385,000	WASH Multifamily Acquisition, Inc.	5.75%	(a)	04/15/2026	402,508
190,000	Waste Pro, Inc.	5.50%	(a)	02/15/2026	192,164
99,000	Weatherford International Ltd.	11.00%	(a)	12/01/2024	104,414
120,000	Weatherford International Ltd.	6.50%	(a)	09/15/2028	123,750
290,000	Western Midstream Operating LP	5.30%		02/01/2030	320,813
120,000	WeWork Cos, Inc.	7.88%	(a)	05/01/2025	122,102
170,000	Wheel Pros, Inc.	6.50%	(a)	05/15/2029	164,688
153,000	Wolverine Escrow LLC	9.00%	(a)	11/15/2026	141,525
195,000	WR Grace Holdings LLC	5.63%	(a)	08/15/2029	201,339
180,000	XHR LP	6.38%	(a)	08/15/2025	191,183
295,000	XHR LP	4.88%	(a)	06/01/2029	303,360
120,000	Yum! Brands, Inc.	7.75%	(a)	04/01/2025	128,457

Total US Corporate Bonds (Cost $70,672,920)					72,910,836

US Government and Agency Mortgage Backed Obligations - 3.3%
5,549,861	Federal Home Loan Mortgage Corporation, Pass-Thru, Series K722-X1	1.44%	(h)(i)	03/25/2023	71,340
7,100,000	Federal Home Loan Mortgage Corporation, Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.59%	(a)	02/25/2050	7,132,943
1,148,890	Federal Home Loan Mortgage Corporation, Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.37%	(i)(k)	09/15/2041	214,166
77,444	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	78,127
321,518	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	335,643
11,749,558	Federal National Mortgage Association, Series 2017-11-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.96%	(i)(k)	03/25/2047	2,808,640
11,738,570	Federal National Mortgage Association, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(i)(k)	08/25/2050	2,505,665
25,679,499	Federal National Mortgage Association, Series 2021-M8-X	0.55%	(h)(i)	11/25/2035	1,016,395
54,130,316	Government National Mortgage Association, Series 2013-155-IB	0.02%	(h)(i)	09/16/2053	393,224
11,779,860	Government National Mortgage Association, Series 2019-128-KS (-1 x 1 Month LIBOR USD + 2.85%, 2.85% Cap)	2.76%	(i)(k)	10/20/2049	729,429
8,772,771	Government National Mortgage Association, Series 2020-104-SB (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.06%	(i)(k)	07/20/2050	2,104,186
25,913,874	Government National Mortgage Association, Series 2020-115-SA (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	4.11%	(i)(k)	08/20/2050	3,489,834
18,663,787	Government National Mortgage Association, Series 2020-115-YS (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	4.11%	(i)(k)	08/20/2050	2,803,081
48,889,518	Government National Mortgage Association, Series 2020-129-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.66%	(i)(k)	09/20/2050	5,129,571
47,461,898	Government National Mortgage Association, Series 2020-146-IJ	2.50%	(i)	10/20/2050	5,858,108
19,749,907	Government National Mortgage Association, Series 2020-189-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(i)(k)	12/20/2050	4,176,957
10,720,178	Government National Mortgage Association, Series 2021-1-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	6.21%	(i)(k)	01/20/2051	2,301,407
32,955,662	Government National Mortgage Association, Series 2021-35-IO	1.02%	(h)(i)	12/16/2062	2,944,757

Total US Government and Agency Mortgage Backed Obligations (Cost $48,265,482)					44,093,473

Affiliated Mutual Funds - 3.5%
4,606,536	DoubleLine Global Bond Fund (Class I)				46,572,081

Total Affiliated Mutual Funds (Cost $46,429,210)					46,572,081

Common Stocks - 0.0%
15,858	Foresight Equity (d)(l)				367,585
5,568	Frontera Energy Corporation (l)				33,299
138	Frontera Holdings LLC Equity (d)(l)				259
9,088	McDermott International Ltd. (l)				4,317
5,789	Tapstone Energy Holdings LLC (d)(l)				30,797

Total Common Stocks (Cost $732,072)					436,257

Warrants - 0.0%
3,500	Avation PLC, Expiration 10/21/2026, Strike Price GBP 0.54 (d)(l)				1,981
29,269	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (d)(l)				0

Total Warrants (Cost $0)					1,981

Short Term Investments - 4.2%
18,358,347	First American Government Obligations Fund - Class U	0.03%	(m)		18,358,347
18,358,348	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.03%	(m)		18,358,348
18,358,348	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(m)		18,358,348

Total Short Term Investments (Cost $55,075,043)					55,075,043

Total Investments - 100.7% (Cost $1,342,043,763)					1,323,905,812
Liabilities in Excess of Other Assets - (0.7)%					(9,301,171)

NET ASSETS - 100.0%					$1,314,604,641

SECURITY TYPE BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	22.9%
Collateralized Loan Obligations	18.9%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Bank Loans	9.5%
Foreign Corporate Bonds	8.1%
Asset Backed Obligations	6.5%
US Corporate Bonds	5.5%
Short Term Investments	4.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	4.0%
Affiliated Mutual Funds	3.5%
US Government and Agency Mortgage Backed Obligations	3.3%
Common Stocks	0.0	% (p)
Warrants	0.0	% (p)
Other Assets and Liabilities	(0.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	22.9%
Collateralized Loan Obligations	18.9%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Asset Backed Obligations	6.5%
Short Term Investments	4.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	4.0%
Affiliated Mutual Funds	3.5%
US Government and Agency Mortgage Backed Obligations	3.3%
Banking	2.3%
Utilities	2.1%
Energy	2.0%
Healthcare	1.8%
Electronics/Electric	1.7%
Business Equipment and Services	1.1%
Finance	0.9%
Media	0.9%
Retailers (other than Food/Drug)	0.7%
Transportation	0.7%
Telecommunications	0.7%
Aerospace & Defense	0.7%
Chemicals/Plastics	0.7%
Building and Development (including Steel/Metals)	0.6%
Mining	0.5%
Automotive	0.5%
Industrial Equipment	0.5%
Food Products	0.5%
Leisure	0.5%
Hotels/Motels/Inns and Casinos	0.4%
Insurance	0.4%
Technology	0.4%
Pharmaceuticals	0.3%
Consumer Products	0.3%
Commercial Services	0.3%
Containers and Glass Products	0.3%
Construction	0.2%
Food Service	0.2%
Environmental Control	0.2%
Financial Intermediaries	0.2%
Chemical Products	0.2%
Diversified Manufacturing	0.1%
Conglomerates	0.1%
Real Estate	0.1%
Cosmetics/Toiletries	0.0	% (p)
Pulp & Paper	0.0	% (p)
Food/Drug Retailers	0.0	% (p)
Beverage and Tobacco	0.0	% (p)
Other Assets and Liabilities	(0.7)%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Principal only security

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)	Value determined using significant unobservable inputs.

(e)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(f)	Perpetual Maturity

(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(h)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(i)	Interest only security

(j)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(k)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(l)	Non-income producing security

(m)	Seven-day yield as of period end

(n)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(o)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(p)	Represents less than 0.05% of net assets

(q)	Unfunded or partially unfunded loan commitment. At period end, the value of these securities amounted to $573,227 or 0.0% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

GBP	British Pound

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2021 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at September 30, 2021	Value at September 30, 2021	Change in Unrealized for the Period Ended September 30, 2021	Dividend Income Earned for the Period Ended September 30, 2021	Net Realized Gain (Loss) for the Period Ended September 30, 2021
DoubleLine Global Bond Fund (Class I)	$47,032,734	$-	$-	4,606,536	$46,572,081	$(460,653)	$125,320	$-

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/
Ronald R. Redell, President

Date	02/22/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/
Ronald R. Redell, President

Date	02/22/2022

By (Signature and Title)	/s/
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date	02/22/2022

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